Registration No. 333-132200
                                                      Registration No. 811-04335
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM N-6

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

         Pre-Effective Amendment No.                                  [ ]

         Post-Effective Amendment No. 5                               [X]

                                    AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]

         Amendment No. 63                                             [X]

                       (Check appropriate box or boxes)

                           -------------------------

                               SEPARATE ACCOUNT FP
                                      of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                           -------------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                           -------------------------

                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                      AXA Equitable Life Insurance Company
             1290 Avenue of the Americas, New York, New York 10104
                    (Name and Address of Agent for Service)

                           -------------------------

                 Please send copies of all communications to:
                           CHRISTOPHER E. PALMER, ESQ.
                              Goodwin Procter LLP
                           901 New York Avenue, N.W.
                             Washington, D.C. 20001
                           -------------------------

         Approximate Date of Proposed Public Offering: As soon as practical after the effectiveness of the Registration Statement.

         Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall threafter become effective in accordance with Section 8(a) of the Securities Act 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

        It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]      On May 1, 2009 pursuant to paragraph (b) of Rule 485.

[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered

         Units of interest in Separate Account FP.

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IL COLI
An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.



PROSPECTUS DATED MAY 1, 2009


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.


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This prospectus describes the IL COLI ("Incentive Life(R) COLI") policy, but is not itself a policy. The policy, which includes the policy form, the application and any applicable endorsements or riders, is the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the policy's provisions in this prospectus is current as of the date of this prospectus; however, because certain provisions may be changed after the date of this prospectus in accordance with the policy, the description of the policy's provisions in this prospectus is qualified in its entirety by the terms of the actual policy. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.


This policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.

The IL COLI policy was offered to corporations and other business entities that met the following conditions at issue:

o The policies were corporately owned or were "split-dollar" cases that were collaterally assigned to the company;


o The persons insured were deemed by us to be "highly compensated" individuals;



o The minimum initial premium under each policy was remitted to AXA Equitable by the employer; and

o The aggregate annualized first year planned periodic premium was at least $150,000 if a minimum of three policies was issued, each on the life of a different insured person, and at least $500,000 if less than three policies were issued.


WHAT IS IL COLI?


IL COLI was issued by AXA Equitable. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:




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Variable investment options
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Fixed income
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o EQ/Global Bond PLUS(2)                 o Fidelity VIP High Income
o EQ/Intermediate Government             o Fidelity VIP Investment Grade Bond
  Bond Index                             o Multimanager Core Bond
o EQ/Money Market                        o Multimanager Multi-Sector Bond(2)
o EQ/Quality Bond PLUS
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Domestic stocks
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o EQ/AllianceBernstein Small Cap         o EQ/Small Company Index
  Growth                                 o EQ/T. Rowe Price Growth Stock
o EQ/BlackRock Basic Value Equity        o Fidelity VIP Contrafund(R)
o EQ/Capital Guardian Research           o Fidelity VIP Equity-Income
o EQ/Common Stock Index(2)               o Fidelity VIP Growth & Income
o EQ/Equity 500 Index                    o Fidelity VIP Mid Cap
o EQ/Evergreen Omega                     o Fidelity VIP Money Market(3)
o EQ/Focus PLUS(2)                       o Fidelity VIP Value
o EQ/JPMorgan Value Opportunities        o Fidelity VIP Value Strategies
o EQ/Large Cap Core PLUS                 o Multimanager Aggressive Equity
o EQ/Large Cap Growth Index              o Multimanager Mid Cap Value
o EQ/Large Cap Growth PLUS               o Target 2015 Allocation
o EQ/Large Cap Value PLUS                o Target 2025 Allocation
o EQ/Lord Abbett Mid Cap Value           o Target 2035 Allocation
o EQ/Mid Cap Index                       o Target 2045 Allocation
o EQ/Mid Cap Value PLUS
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International stocks
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o EQ/AllianceBernstein International     o EQ/Global Multi-Sector Equity(2)
o EQ/BlackRock International Value
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Balanced/hybrid
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o Fidelity VIP Asset Manager: Growth(R)
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Specialty
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o EQ/Van Kampen Real Estate              o Multimanager Technology
o Multimanager Health Care               o Natural Resources
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Allocation
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o AXA Aggressive Allocation(1)           o AXA Moderate Allocation(1)
o AXA Conservative Allocation(1)         o AXA Moderate-Plus Allocation(1)
o AXA Conservative-Plus Allocation(1)
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(1) Also referred to as an "AXA Allocation investment option" in this prospectus.

(2) This is the variable investment option's new name, effective on or about May 1, 2009, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for the variable investment option's former name.

(3) This variable investment option is available on or about May 1, 2009, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for more information on the new variable investment option.




The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

                                                                          X02426

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Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of AXA Premier VIP Trust, EQ Advisors Trust, Fidelity Variable Insurance Products or The Prudential Series Fund (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) decrease the amount of insurance coverage, (5) choose between two life insurance benefit options, and
(6) elect to receive an insurance benefit if the insured person becomes terminally ill.

OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies including products designed specifically for this marketplace, which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. Replacing existing insurance with IL COLI or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.

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Contents of this prospectus

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1. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
   AND RISKS                                                                   1
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How you can pay for and contribute to your policy                              1
The minimum amount of premiums you must pay                                    1
Investment options within your policy                                          2
About your life insurance benefit                                              3
You can decrease your insurance coverage                                       3
Accessing your money                                                           4
Risks of investing in a policy                                                 4



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2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
   WILL PAY                                                                    5
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Tables of policy charges                                                       5
How we allocate charges among your investment options                          7
Changes in charges                                                             7



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3. WHO IS AXA EQUITABLE?                                                       8
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How to reach us                                                                8
About our Separate Account FP                                                  9
Your voting privileges                                                         9



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4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                         10
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Portfolios of the Trusts                                                      10



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5. DETERMINING YOUR POLICY'S VALUE                                            15
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Your account value                                                            15



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6. TRANSFERRING YOUR MONEY AMONG OUR
   INVESTMENT OPTIONS                                                         16
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Transfers you can make                                                        16
How to make transfers                                                         16
Our automatic transfer service                                                16
Our asset rebalancing service                                                 16



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"We," "our" and "us" refer to AXA Equitable. "Financial professional" means the registered representative of AXA Advisors who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

This prospectus does not offer IL COLI anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.


                                                  Contents of this prospectus  i

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7. ACCESSING YOUR MONEY                                                       18
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Borrowing from your policy                                                    18
Making withdrawals from your policy                                           18
Surrendering your policy for its net cash
     surrender value                                                          19
When the insured person reaches age 100 ("Maturity")                          19
Your option to receive a terminal illness living benefit                      19



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8. TAX INFORMATION                                                            20
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Basic income tax treatment for you and your beneficiary                       20

Tax treatment of distributions to you (loans, partial
     withdrawals, full surrender, and maturity)                               20
Tax treatment of living benefits proceeds                                     21
Business and employer owned policies                                          21
Requirement that we diversify investments                                     22
Estate, gift, and generation-skipping taxes                                   22
Pension and profit-sharing plans                                              22
Split-dollar and other employee benefit programs                              22
ERISA                                                                         23
Our taxes                                                                     23
When we withhold taxes from distributions                                     23
Possibility of future tax changes and other tax information                   23



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9. MORE INFORMATION ABOUT POLICY FEATURES AND
   BENEFITS                                                                   25
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Alternative higher death benefit in certain cases                             25
Variations among IL COLI policies                                             25
Your options for receiving policy proceeds                                    25
Your right to cancel within a certain number of days                          26



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10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                             27
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Deducting policy charges                                                      27
Charges that the Trusts deduct                                                30



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11. MORE INFORMATION ABOUT PROCEDURES THAT
    APPLY TO YOUR POLICY                                                      31
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Dates and prices at which policy events occur                                 31
Policy issuance                                                               31
Ways to make premium and loan payments                                        32
Assigning your policy                                                         32
You can change your policy's insured person                                   32
Requirements for surrender requests                                           33
Gender-neutral policies                                                       33



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12. MORE INFORMATION ABOUT OTHER MATTERS                                      34
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About our general account                                                     34
Transfers of your account value                                               34
Telephone and Internet requests                                               35
Suicide and certain misstatements                                             35
When we pay policy proceeds                                                   36
Changes we can make                                                           36
Reports we will send you                                                      36
Distribution of the policies                                                  36
Legal proceedings                                                             38



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13. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT
    FP AND AXA EQUITABLE                                                      39
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14. PERSONALIZED ILLUSTRATIONS                                                40
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Illustrations of policy benefits                                              40



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Requesting more information

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Statement of Additional Information

Table of contents

ii  Contents of this prospectus

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An index of key words and phrases

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This index should help you locate more information on the terms used in this prospectus.


                                                                            Page

account value                                                                 15
Administrative Office                                                          8
age                                                                           32
Allocation Date                                                                2
alternative death benefit                                                     25
amount at risk                                                                28
anniversary                                                                   31
assign; assignment                                                            32
automatic transfer service                                                    16
AXA Equitable                                                                  8
AXA Equitable Access Account                                                  26
AXA Financial, Inc.                                                            8
AXA Premier VIP Trust                                                      cover
basis                                                                         20
beneficiary                                                                   25
business day                                                                  31
Cash Surrender Value                                                          36
Code                                                                          20
collateral                                                                    18
cost of insurance charge                                                      28
cost of insurance rates                                                       28
day                                                                           31
death benefit guarantee                                                        2
default                                                                        1
disruptive transfer activity                                                  34
EQ Advisors Trust                                                          cover
face amount                                                                    3
Fidelity Variable Insurance Products                                       cover
grace period                                                                   1
guaranteed interest option                                                     3
Guaranteed Interest Account                                                    3
IL COLI                                                                    cover
insured person                                                                32
Internet                                                                       8
Investment Funds                                                               2
investment option                                                          cover
issue date                                                                    32
lapse                                                                          1
loan, loan interest                                                           18
market timing                                                                 34
matures, maturity, maturity date                                              19
modified endowment contract                                                   20
month, year                                                                   31
monthly deduction                                                              7
monthly insurance charge                                                       3
net cash surrender value                                                      19
no-lapse guarantee                                                             2
option A, B                                                                    3
our                                                                            i
owner                                                                          i
partial withdrawal                                                            19
payment option                                                                25
planned periodic premium                                                       1
policy                                                                     cover
Portfolio                                                                  cover


                                                                            Page

premium payments                                                               1
prospectus                                                                 cover
rebalancing                                                                   16
receive                                                                       31
restore, restoration                                                           1
SEC                                                                        cover
Separate Account FP                                                            9
specified premium                                                              2
state                                                                          i
subaccount                                                                     9
surrender                                                                     19
surrender charges                                                              5
target premium                                                                27
The Prudential Series Fund                                                 cover
transfers                                                                     16
Trust                                                                      cover
units                                                                         15
unit values                                                                   15
us                                                                             i
variable investment option                                                 cover
we                                                                             i
withdrawal                                                                    18
you, your                                                                      i


                                          An index of key words and phrases  iii

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1. Risk/benefit summary: Policy features, benefits and risks

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HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies issued in some states or on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an IL COLI policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the IL COLI policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the IL COLI policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

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You can generally pay premiums at such times and in such amounts as you like, so long as (i) you pay enough to prevent your policy from lapsing and (ii) you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
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LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

If at any time your policy's account value is high enough that the "alternative higher death benefit" discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us. The requirement for such evidence, however, would apply only to the amount of premiums you pay in any year of your policy that exceeds your annual specified premium. Specified premiums are discussed later in this prospectus.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only enough premiums to ensure (i) that your policy has enough "net cash surrender value" to cover your policy's monthly charges as they fall due or (ii) that your death benefit guarantee (discussed below) remains in effect. ("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" later in this prospectus.)


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough net cash surrender value to pay the monthly charges when due and the death benefit guarantee is not then in effect. We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

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Your policy will terminate if you don't pay enough premiums to pay the charges we deduct, unless the death benefit guarantee is in effect and you do not have an outstanding loan. However, we will first send you a notice and give you the opportunity to pay any shortfall.
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You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information" later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The required payment will not be more than an amount sufficient to cover (i) the monthly administrative charges from the date of default to the effective date of restoration; (ii) total monthly deductions for 3 months, calculated from the effective date of restoration; (iii) any excess of the applicable surrender charge during the three months following the


1  Risk/benefit summary: Policy features, benefits and risks

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date of restoration over the surrender charge that was deducted on the date of default; and (iv) the charge for applicable taxes, and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

DEATH BENEFIT GUARANTEE AND SPECIFIED PREMIUMS. Page 3 of your policy will show a "specified premium." Payment of the specified premium is not required. However, we measure the actual premiums you have paid against the specified premiums to see if the death benefit guarantee provision will prevent a policy from lapsing. For more detail about how we do this, see "Death benefit guarantee test" below. The death benefit guarantee provision will not prevent your policy from lapsing if you have an outstanding policy loan.

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If you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
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The death benefit guarantee provision lasts for the following periods:


o If you select death benefit Option A, and never change it to death benefit Option B, then the death benefit guarantee provision lasts until your policy matures.

o If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of the policy anniversary nearest to when the insured person reaches age 80 or the end of the 15th year of the policy.

See "About your life insurance benefit" below regarding your death benefit options.

In some states, including New York and New Jersey, your policy will refer to a "no-lapse guarantee" instead of the death benefit guarantee. The no-lapse guarantee provision will work in the same manner as the death benefit guarantee provision, except that it will only last for the first three years of your policy. The guarantee and guarantee period applicable to your policy will appear on page 3 of your policy. Also, the policy will refer to the premium for such three-year guarantee as a "no-lapse guarantee premium" instead of a specified premium.

DEATH BENEFIT GUARANTEE TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative specified premiums due to date. So long as at least this amount has been paid and you have no policy loan outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above) and provided that the period of the guarantee has not expired, your policy will not lapse.

When we calculate the cumulative amount of specified premiums, we compound each amount at a 4% annual interest rate from its due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the death benefit guarantee test. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain the death benefit guarantee will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

The amount of the specified premium set forth in your policy is actuarially determined at policy issuance and depends on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The specified premiums may also change if, for example, the face amount of the policy changes or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your specified premium. Any change will be prospective only, and no change will extend the death benefit guarantee period beyond its original number of years.


INVESTMENT OPTIONS WITHIN YOUR POLICY

We will initially put all unloaned amounts which you have allocated to variable investment options into our EQ/Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and AXA Equitable. The policy is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

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You can choose among variable investment options.
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VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and


                    Risk/benefit summary: Policy features, benefits and risks  2

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expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisors who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios."

You will find other important information about each Portfolio in the separate prospectuses for each Trust attached at the end of this prospectus including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. For each year of your policy, we declare a fixed rate of interest (4% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)

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We will pay at least 4% annual interest on our guaranteed interest option.
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ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an IL COLI policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the smallest amount of coverage you can request.

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If the insured person dies, we pay a life insurance benefit to the
"beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. We also have options available for the manner in which we pay death benefits (see "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus).
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YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

o Option A -- The policy's face amount on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                    -- or --

o Option B -- The face amount plus the policy's "account value" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's account value, in part to meet the Internal Revenue Code's definition of "life insurance." For more information on the alternative higher death benefit and for information on other adjustments to the death benefit, see "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy. However, a change to Option B could result in the immediate termination of the death benefit guarantee (see "Death benefit guarantee and specified premiums," above).
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Also, we may require you to provide us with evidence satisfactory to us that the insured person remains insurable at the time of this change. This change may shorten the length of time your death benefit guarantee remains in effect. See "Death benefit guarantee and specified premiums" above.

If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will determine the new base policy face amount somewhat differently from the general procedures described above.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" later in this prospectus, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.


YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. The amounts of your specified premiums, the monthly deductions for the cost of insurance coverage and any death benefit guarantee charge will generally decrease from the time you reduce the face amount. We will not adjust the sales charge as a result of a face amount decrease that occurs automatically as a result of a change of death benefit option that you request.


3  Risk/benefit summary: Policy features, benefits and risks

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If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. In no event will the surrender charge due exceed your account value less any amounts we are holding to secure policy loans (including any interest on those amounts that have not yet been allocated to the variable investment options). We deduct the charge from the same investment options as if they were a part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future, on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.


ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the difference between your policy's account value and any applicable surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information. You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy. See "Making withdrawals from your policy" later in this prospectus for more information. Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.


RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o If the policy loan and any accrued loan interest either equals or exceeds the cash surrender value, your policy will terminate subject to the policy's Grace Period provision.


o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in the next chapter in "Tables of policy charges" under "Risk/benefit summary: Charges and expenses you will pay".


o You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.


o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.


Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.


                    Risk/benefit summary: Policy features, benefits and risks  4

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2. Risk/benefit summary: Charges and expenses you will pay


--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES
For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.

This table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount, transfer policy account value among investment options or the policy terminates without value at the end of a grace period. All charges are shown on a guaranteed maximum basis. The current charges may be lower than the guaranteed maximum for certain charges. Since the charges described in the table below vary based on individual characteristics of the insured, these charges may not be representative of the charge that you will pay. In particular, the initial amount of surrender charge depends on each policy's specific characteristics. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."



------------------------------------------------------------------------------------------------------------------------------------
                                                          Transaction Fees
------------------------------------------------------------------------------------------------------------------------------------
Charge                       When charge is deducted            Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Charge for taxes             From each premium                  5%, may be increased depending upon certain taxes imposed on us.
------------------------------------------------------------------------------------------------------------------------------------
Surrender (turning in) or    Upon surrender or upon             Surrender charge per $1,000 of initial base policy face amount:
termination of your policy   termination without value at
during its first 15 years    the end of a grace period.         Highest: $27.59
                                                                Lowest: $2.58
                                                                Representative: $7.59 (1)
------------------------------------------------------------------------------------------------------------------------------------
Request a decrease in your   Effective date of the decrease     A pro rata portion of the charge that would apply to a full
policy's face amount                                            surrender at the time of the decrease.
------------------------------------------------------------------------------------------------------------------------------------
Transfers among              Upon transfer                      $25 per transfer.(2)
investment options
------------------------------------------------------------------------------------------------------------------------------------
Change of your policy's      At the time of the transaction     $100
insured person(3)
------------------------------------------------------------------------------------------------------------------------------------
Partial withdrawal           At the time of the transaction     $ 25
------------------------------------------------------------------------------------------------------------------------------------
Adding a living benefits     At the time of the transaction     $100 (if elected after policy issue)
rider
------------------------------------------------------------------------------------------------------------------------------------
Exercise of option to        At the time of the transaction     $250
receive a "living benefit"
------------------------------------------------------------------------------------------------------------------------------------


This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.


------------------------------------------------------------------------------------------------------------------------------------
                              Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
Charge                     When charge is deducted            Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Administrative charge      Monthly                            A dollar amount that depends on your policy's face amount, as follows:

                                                              ----------------------------------------------------------------------
                                                                                                        Monthly Charge
                                                                                        --------------------------------------------
                                                                                                    Months          Months
                                                                    Face Amount of Policy            1-12        13 and later
                                                              ----------------------------------------------------------------------
                                                              $100,000-$499,999 .................... $55(4)          $10
                                                              $500,000 and over .................... $25             $10
                                                              ----------------------------------------------------------------------


5 Risk/benefit summary: Charges and expenses you will pay

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------------------------------------------------------------------------------------------------------------------------------------
                              Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
Charge                     When charge is deducted            Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Cost of insurance          Monthly                            Charge per $1,000 of the amount for which we are at risk:(7)
charge(5)(6)
                                                              Highest: $83.34
                                                              Lowest: $0.09
                                                              Representative: $0.28(8)
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense      Monthly                            0.90% (annual rate) of your value in our investment options.
risk charge
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread(9)    On each policy anniversary         2% of loan amount.(10)
                           (or on loan termination if
                           earlier)
------------------------------------------------------------------------------------------------------------------------------------
Sales charge(11)           Monthly                            Charge per $1,000 of initial base policy face amount:

                                                              Highest: $0.78
                                                              Lowest: $0.02
                                                              Representative: $0.07(12)
------------------------------------------------------------------------------------------------------------------------------------
Death benefit guarantee    Monthly                            $0.01 for each $1,000 of the face amount of your policy.
charge(13)
------------------------------------------------------------------------------------------------------------------------------------



(1) This representative amount is the rate we guarantee for a representative insured male, non-tobacco user, age 45 at issue.


(2) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.


(3) We are currently not permitting changes of a policy's insured person. For further information, please see "2009 or later increases in benefits or coverage, addi tion of riders, or certain other policy changes" under "Tax information" and "You can change your policy's insured person" under "More information about procedures that apply to your policy", later in this prospectus for more information.

(4)  $40, if the insured person is age 29 or less at policy issuance.

(5) Insured persons who present particular health, occupational or avocational risks may be charged other additional charges as specified in their policies.

(6) For policies that have been in force for more than nine years, we reduce the current monthly cost of insurance charge (or, for New York policies, the mortality and expense risk charge). The dollar amount by which we reduce each month's charge is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans).

(7) Our amount "at risk" is the difference between the amount of death benefit and the account value as of the deduction date.

(8) This representative amount is the rate we guarantee in the first policy year for a representative insured male, age 45 at issue in the guaranteed issue non- tobacco user risk class.

(9) We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

(10) We may, however, increase this charge higher than 2% as a result of changes in the tax laws which increase our expenses.

(11) We deduct a sales charge from the policy's account value as part of the regular monthly deduction for each month during the policy's first ten policy years. The cumulative amount we deduct under this charge will never exceed 6% of the premiums you have paid to date. For certain groups that satisfy our requirements, we do not deduct any sales charge from the policy's account value as part of the regular monthly deduction. Please see "More information about certain policy charges" later in this prospectus.

(12) This representative amount is the rate we guarantee for a representative insured male, age 45 at issue, in the non-tobacco user risk class with face amount of $2.5 million.

(13) We deduct this charge only during any death benefit guarantee period under your policy.

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.




------------------------------------------------------------------------------------------------------------------------------------
                         Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2008 (expenses that are   Lowest     Highest
deducted from Portfolio assets including management fees, 12b-1 fees,   ------     -------
service fees and/or other expenses)(1)                                  0.39%      2.45%
------------------------------------------------------------------------------------------------------------------------------------



(1) Total Annual Portfolio Operating Expenses are based, in part, on estimated expense amounts for options added during the fiscal year 2008 and for the underlying portfolios.



                       Risk/benefit summary: Charges and expenses you will pay 6

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HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS


In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" later in this prospectus), or change our other current charges (in no event will they exceed the maximum charges guaranteed in your policy).
Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policyholders of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.



7 Risk/benefit summary: Charges and expenses you will pay

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3. Who is AXA Equitable?

--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, "The Equitable Life Assurance Society of the United States"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $543.2 billion in assets as of December 31, 2008. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.




--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------
At the Post Office Box for our Administrative Office:
AXA Equitable -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047


--------------------------------------------------------------------------------
BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
AXA Equitable -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)


--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Policy information, basic transactions, forms and statements are available 24 hours a day / 7 days a week through our Interactive Telephone, AXA Equitable VOICE IT.

AXA Equitable VOICE IT provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time: 1-800-777-6510.


--------------------------------------------------------------------------------
BY E-MAIL:
--------------------------------------------------------------------------------
life-service@axa-equitable.com


--------------------------------------------------------------------------------
BY FAX:
--------------------------------------------------------------------------------
1-704-540-9714


--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------

You may register for online account access at www.axa-equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.


                       ----------------------------------

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for our automatic transfer service (our dollar cost averaging service);

(2)  request for our asset rebalancing service; and

(3)  designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)  policy surrenders;

(b)  transfers among investment options; and

(c)  changes in allocation percentages for premiums and deductions.


You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone and assisted service,
(2) over the Internet, through axa-equitable.com, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.


Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to


                                                        Who is AXA Equitable?  8

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emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from Separate Account FP that represent our investments in Separate Account FP or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account FP on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of Separate Account FP available under IL COLI invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA VIP Premier Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One result of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of IL COLI and other policies that Separate Account FP supports.


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4. About the Portfolios of the Trusts


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You should note that some Portfolios have objectives and strategies that are substantially similar to those of certain trusts that are purchased directly rather than under a variable insurance product such as the IL COLI policy. These Portfolios may even have the same investment managers and/or advisers and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in trust cash flows; and specific strategies employed by the Portfolio manager.

The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below shows the currently available Portfolios and their investment objectives and indicates the investment manager or sub-adviser(s), as applicable, for each Portfolio.


PORTFOLIOS OF THE TRUSTS

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AXA Premier VIP Trust              Share                                                      Investment Manager (or Sub-
Portfolio Name*                    Class    Objective                                         Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION           A       Seeks long-term capital appreciation.             o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION         A       Seeks a high level of current income.             o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS ALLOCATION    A       Seeks current income and growth of capital,       o AXA Equitable
                                            with a greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION             A       Seeks long-term capital appreciation and cur-     o AXA Equitable
                                            rent income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS                   A       Seeks long-term capital appreciation and cur-     o AXA Equitable
 ALLOCATION                                 rent income, with a greater emphasis on capital
                                            appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY      A       Long-term growth of capital.                      o AllianceBernstein L.P.
                                                                                              o ClearBridge Advisors, LLC
                                                                                              o Legg Mason Capital Manage-
                                                                                                ment, Inc.
                                                                                              o Marsico Capital Management,
                                                                                                LLC
                                                                                              o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND              B       To seek a balance of high current income and      o BlackRock Financial Manage-
                                            capital appreciation, consistent with a prudent     ment, Inc.
                                            level of risk.                                    o Pacific Investment Management
                                                                                                Company LLC
                                                                                              o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 10

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PORTFOLIOS OF THE TRUSTS (CONTINUED)

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AXA Premier VIP Trust              Share                                                      Investment Manager (or Sub-
Portfolio Name*                    Class    Objective                                         Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE            B       Long-term growth of capital.                      o Invesco Aim Capital Manage-
                                                                                                ment, Inc.
                                                                                              o RCM Capital Management LLC
                                                                                              o SSgA Funds Management, Inc.
                                                                                              o Wellington Management Com-
                                                                                                pany, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE          B       Long-term growth of capital.                      o AXA Rosenberg Investment
                                                                                                Management LLC
                                                                                              o SSgA Funds Management, Inc.
                                                                                              o Tradewinds Global Investors, LLC
                                                                                              o Wellington Management Com-
                                                                                                pany, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR BOND(1)   A       High total return through a combination of        o Pacific Investment Management
                                            current income and capital appreciation.            Company LLC
                                                                                              o Post Advisory Group, LLC
                                                                                              o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY             B       Long-term growth of capital.                      o Firsthand Capital Management,
                                                                                                Inc.
                                                                                              o RCM Capital Management LLC
                                                                                              o SSgA Funds Management, Inc.
                                                                                              o Wellington Management Com-
                                                                                                pany, LLP
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION              B       Seeks the highest total return over time consis-  o AXA Equitable tent with its asset mix. Total return includes
                                            capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION              B       Seeks the highest total return over time consis-  o AXA Equitable tent with its asset mix. Total return includes
                                            capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION              B       Seeks the highest total return over time consis-  o AXA Equitable tent with its asset mix. Total return includes
                                            capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION              B       Seeks the highest total return over time consis-  o AXA Equitable tent with its asset mix. Total return includes
                                            capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                  Share                                                      Investment Manager (or Sub-
Portfolio Name*                    Class     Objective                                        Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL  IA       Seeks to achieve long-term growth of capital.    o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL CAP      IA       Seeks to achieve long-term growth of capital.    o AllianceBernstein L.P.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE EQUITY     IB       Seeks to achieve capital appreciation and sec-   o BlackRock Investment Manage-
                                             ondarily, income.                                  ment, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE    IB       Seeks to provide current income and long-term    o BlackRock Investment Manage-
                                             growth of income, accompanied by growth of         ment
                                             capital.                                           International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH        IB       Seeks to achieve long-term growth of capital.    o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------


11 About the Portfolios of the Trusts

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PORTFOLIOS OF THE TRUSTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                  Share                                                        Investment Manager (or Sub-
Portfolio Name*                    Class    Objective                                           Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX(2)            IA      Seeks to achieve a total return before expenses     o AllianceBernstein L.P.
                                            that approximates the total return performance
                                            of the Russell 3000 Index, including reinvest-
                                            ment of dividends, at a risk level consistent
                                            with that of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX                 IA      Seeks to achieve a total return before expenses     o AllianceBernstein L.P.
                                            that approximates the total return performance
                                            of the S&P 500 Index, including reinvestment of
                                            dividends, at a risk level consistent with that of
                                            the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA                  IB      Seeks to achieve long-term capital growth.          o Evergreen Investment Manage-
                                                                                                  ment Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FOCUS PLUS(3)                    IB      Seeks to achieve long-term growth of capital.       o AXA Equitable
                                                                                                o Marsico Capital Management,
                                                                                                  LLC
                                                                                                o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS(4)              IA      Seeks to achieve capital growth and current         o BlackRock Investment Manage-
                                            income.                                               ment, LLC
                                                                                                o Evergreen Investment Manage-
                                                                                                  ment Company, LLC
                                                                                                o First International Advisors, LLC
                                                                                                  (dba "Evergreen International")
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY(5)    IB      Seeks to achieve long-term capital apprecia-        o Black Rock Financial Manage-
                                            tion.                                                 ment, LLC
                                                                                                o Morgan Stanley Investment
                                                                                                  Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT BOND     IA      Seeks to achieve a total return before expenses     o SSgA Funds Management, Inc.
 INDEX                                      that approximates the total return performance
                                            of the Barclays Capital Intermediate Govern-
                                            ment Bond Index, including reinvestment of
                                            dividends, at a risk level consistent with that of
                                            the Barclays Capital Intermediate Government
                                            Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE OPPORTUNITIES     IB      Seeks to achieve long-term capital apprecia-        o JPMorgan Investment Manage-
                                            tion.                                                 ment Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS              IB      Seeks to achieve long-term growth of capital        o AXA Equitable
                                            with a secondary objective to seek reasonable       o Institutional Capital LLC
                                            current income. For purposes of this Portfolio,     o SSgA Funds Management, Inc.
                                            the words "reasonable current income" mean
                                            moderate income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX           IB      Seeks to achieve a total return before expenses     o AllianceBernstein L.P.
                                            that approximates the total return performance
                                            of the Russell 1000 Growth Index, including
                                            reinvestment of dividends at a risk level consis-
                                            tent with that of the Russell 1000 Growth
                                            Index.
------------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 12

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PORTFOLIOS OF THE TRUSTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                     Share                                                        Investment Manager (or Sub-
Portfolio Name*                       Class    Objective                                           Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS               IB      Seeks to provide long-term capital growth.          o AXA Equitable
                                                                                                   o Marsico Capital Management,
                                                                                                     LLC
                                                                                                   o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS                IA      Seeks to achieve capital appreciation.              o AXA Equitable
                                                                                                   o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE           IA      Seeks to achieve capital appreciation.              o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                       IB      Seeks to achieve a total return before expenses     o SSgA Funds Management, Inc.
                                               that approximates the total return performance
                                               of the S&P Mid Cap 400 Index, including rein-
                                               vestment of dividends, at a risk level consistent
                                               with that of the S&P Mid Cap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS                  IB      Seeks to achieve long-term capital apprecia-        o AXA Equitable
                                               tion.                                               o SSgA Funds Management, Inc.
                                                                                                   o Wellington Management Com-
                                                                                                     pany LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                        IA      Seeks to obtain a high level of current income,     o The Dreyfus Corporation
                                               preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS                   IA      Seeks to achieve high current income consistent     o AXA Equitable
                                               with moderate risk to capital.                      o AllianceBernstein L.P.
                                                                                                   o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX                 IA      Seeks to replicate as closely as possible (before   o AllianceBernstein L.P.
                                               the deduction of Portfolio expenses) the total
                                               return of the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK          IB      Seeks to achieve long-term capital appreciation     o T. Rowe Price Associates, Inc.
                                               and
                                               secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE              IA      Seeks to provide above average current income       o Morgan Stanley Investment
                                               and long-term capital appreciation.                   Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance
Products-Service Class 2+             Share                                                        Investment Manager (or Sub-
Portfolio Name                        Class     Objective                                          Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER: GROWTH(R) Service   Seeks to maximize total return by allocating its   o Fidelity Management &
                                      Class 2   assets among stocks, bonds, short-term instru-       Research Company
                                                ments, and other investments.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R)            Service   Seeks long-term capital appreciation.              o Fidelity Management &
                                      Class 2                                                        Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME            Service   Seeks reasonable income. The fund will also        o Fidelity Management &
                                      Class 2   consider the potential for capital appreciation.     Research Company
                                                The fund's goal is to achieve a yield which
                                                exceeds the composite yield on the securities
                                                comprising the Standard & Poors 500(SM) Index
                                                (S&P 500(R)).
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME          Service   Seeks high total return through a combination      o Fidelity Management &
                                      Class 2   of current income and capital appreciation.          Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME              Service   Seeks a high level of current income, while also   o Fidelity Management &
                                      Class 2   considering growth of capital.                       Research Company
------------------------------------------------------------------------------------------------------------------------------------


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PORTFOLIOS OF THE TRUSTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance
Products-Service Class 2+             Share                                                         Investment Manager (or Sub-
Portfolio Name*                       Class     Objective                                           Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND    Service   Seeks as high a level of current income as is       o Fidelity Management &
                                      Class 2   consistent with the preservation of capital.          Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP                  Service   Seeks long-term growth of capital.                  o Fidelity Management &
                                      Class 2                                                         Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET**           Service   Seeks as high a level of current income as is       o Fidelity Management &
                                      Class 2   consistent with preservation of capital and           Research Company
                                                liquidity.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP VALUE                    Service   Seeks capital appreciation.                         o Fidelity Management &
                                      Class 2                                                         Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES         Service   Seeks capital appreciation.                         o Fidelity Management &
                                      Class 2                                                         Research Company
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Series Fund
- Class II                            Share                                                         Investment Manager (or Sub-
Portfolio Name                        Class     Objective                                           Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES                     Class II  Long-term growth of capital.                        o Prudential Investments LLC
                                                                                                    o Jennison Associates LLC
------------------------------------------------------------------------------------------------------------------------------------



+ "Service Class 2" share is defined in the current applicable underlying Trust prospectus.

* The chart below reflects the portfolio's former name in effect until on or about May 1, 2009, subject to regulatory approval. The number in the "Footnote No." column corresponds with the number contained in the chart above.


--------------------------------------------------------------------------------
 Footnote No.                  Portfolio's Former Name
--------------------------------------------------------------------------------
                               AXA Premier VIP Trust
--------------------------------------------------------------------------------
  1                            Multimanager High Yield
--------------------------------------------------------------------------------
                               EQ Advisors Trust
--------------------------------------------------------------------------------
  2                            EQ/AllianceBernstein Common Stock
--------------------------------------------------------------------------------
  3                            EQ/Marsico Focus
--------------------------------------------------------------------------------
  4                            EQ/Evergreen International Bond
--------------------------------------------------------------------------------
  5                            EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------

** This variable investment option is available on or about May 1, 2009, subject to regulatory approval.


You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-777-6510.


                                           About the Portfolios of the Trusts 14

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5. Determining your policy's value


--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE
As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in
(iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account".) These amounts are subject to certain charges discussed in "Risk/benefit summary:
Charges and expenses you will pay," earlier in this prospectus.


--------------------------------------------------------------------------------
Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select, and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------


YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. The account value that you have allocated to any variable investment option is invested in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of your units will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare. We guarantee that these rates will not be less than a 4% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

15  Determining your policy's value

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6. Transferring your money among our investment options


--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------


After your policy's Allocation Date, you can transfer amounts from one investment option to another. There are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed interest option are more limited. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500.


Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any year is the greater of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.


We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, on or before the anniversary, the transfer will occur as of that anniversary or, if within that period after the anniversary, as of the date we receive it.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")


HOW TO MAKE TRANSFERS


INTERNET TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our axa-equitable.com Website and registering for online account access. This service may not always be available. The restrictions relating to online transfers are described below.


ONLINE TRANSFERS. You can make online transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by logging onto our Website, described under "By Internet" in "How to reach us" earlier in this prospectus; or

o whether or not you are both the insured person and owner, by sending us a signed transfer authorization form. Once we have the form on file, we will provide you with online access to make transfers.

For more information see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our Website, you should send a written transfer request to our Administrative Office.

TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.


OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers but each transfer to each option must be at least $50. Note: Transfers made using our automatic transfer service do not count toward the twelve free transfers you may otherwise make each year.

This service terminates when the EQ/Money Market option is depleted. You can also cancel the automatic transfer service at any time. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.


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You may specify asset allocation percentages for all available investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).


You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service.


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7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY
You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a terminal illness living benefit" below. Each new loan you request must be at least $500.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income tax. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o    you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;


o we do not count the collateral when we compute any reduction in cost of insurance charges (described under "Cost of insurance charge" later in this prospectus); and


o    the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 5% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.


Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, 1/4% less than the loan interest rate. Beginning in the policy's 21st year, if the face amount on any policy anniversary is at least $500,000, the rate we charge for loan interest will be equal to the rate we credit. The rate differentials are not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 4% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because IL COLI was first offered in 1995, no such reduction in the interest rate differential has yet been attained under any in-force policy.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan will also prevent your policy's death benefit guarantee from keeping the policy in force. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination, surrender or maturity. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy. The


                                                        Accessing your money  18

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request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes. If death benefit Option B is in effect, a partial withdrawal also reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's death benefit guarantee. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due, or it could result in the death benefit guarantee not being in effect. Regardless of whether it reduces the face amount, a partial withdrawal you request does not result in any change in, or deduction of, any sales or surrender charges.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charges that then remain applicable. The surrender charges are described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


WHEN THE INSURED PERSON REACHES AGE 100 ("MATURITY")

If the insured person is still living on the policy anniversary closest to his or her 100th birthday, we will pay you the policy's account value on that date, reduced by any outstanding loans, by unpaid loan interest, and by any amounts of the account value that are "restricted" as a result of previously distributed "living benefits." The policy will then terminate. See "Tax information" below for the tax consequences of maturity.

You may elect to add the Coverage Continuation Rider to your policy during the six month period prior to maturity. The rider, if elected, will allow the policy to be kept in force until the insured's death, subject to the policy's loan provisions. We will notify you about the rider and any other maturity options that are available with your policy approximately six months prior to your policy's maturity date. There is no charge to add the rider to your policy.

It is unclear how deferring maturity of a policy beyond the original maturity date will be viewed by the IRS. Specifically, the IRS has not ruled on the tax consequences of this type of rider, including whether or not the policy will continue to qualify as life insurance. You should consult with your tax advisor as to the possible tax consequences of adding the rider and any taxation of any future benefits provided under the policy.

YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the insured person dies. (In your policy, we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted" -- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender or maturity proceeds that we pay.

The receipt of a living benefits payment may not qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

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You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
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8. Tax information

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This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. For example, income tax consequences for corporate taxpayers may differ as a result of the impact of corporate alternative minimum tax provisions under which a portion of policy gains or death benefits can increase a corporation's alternative minimum tax calculation. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC INCOME TAX TREATMENT FOR YOU AND YOUR BENEFICIARY


An IL COLI policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:

o the death benefit received by the beneficiary under your policy will generally not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."


TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, FULL SURRENDER, AND MATURITY)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A material change for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decreases in benefit may impact the maximum amount of premiums that can be paid as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See "Changes we can make" later in this prospectus.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis


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generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

On the maturity date or upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.


A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.


If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.



TAX TREATMENT OF LIVING BENEFITS PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.


BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.


REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.


The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.


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LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.


In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.



REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million. Various legislative proposals have been made which may eliminate the repeal and make changes to future exemption levels and rates.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $13,000 for 2009 (this amount is indexed annually for inflation) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter. Again, various proposals exist which may alter these rules.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

If this policy is being purchased pursuant to a split-dollar arrangement you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision


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of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.



ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.

We may have to pay state, local or other taxes (in addition to applicable taxes based on premiums). At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our Separate Account or allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.


2009 OR LATER INCREASES IN BENEFITS OR COVERAGE, ADDITION OF RIDERS, OR CERTAIN OTHER POLICY CHANGES


In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 as modified by Notice 2006 - 95 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to policies issued prior to 2009 based on 1980 Commissioners Standard Ordinary
(CSO) Mortality Tables.

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes


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that are pursuant to the terms of the policy, including the addition or removal of a rider and an increase or decrease in the death benefit. Certain other transactions, such as a substitution of insured or ratings change, are not addressed. If we determine that a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such 2009 or later transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. Unless or until we receive further guidance, certain ratings changes and a request for a substitution of the insured will not be permitted. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.


OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policyowner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policyowner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any taxable income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest account values and/or the ability to make frequent transfers under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.


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9. More Information about policy features and benefits


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ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

The basic Option A and Option B death benefits are described under "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks" earlier in this prospectus.

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:


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If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.

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Age*   40 or under     45      50      55      60      65
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       250%            215%    185%    150%    130%    120%
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       70      75-95   100
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       115%    105%    100%
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* For the then-current policy year.


This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

The alternative higher death benefit is a component of the Option A and Option B death benefits that will be paid (if higher) in order for the IL COLI policy to satisfy the definition of "life insurance contract" under Section 7702 of the Code. In general, for a policy to be treated as a life insurance contract under the Code, it must pass one of two tests, a cash value accumulation test or a guideline premium/cash value corridor test. Only the guideline premium/cash value corridor test applies to the IL COLI policy. Under the guideline premium requirement, the sum of the premiums paid under the policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy account value specified in Section 7702(c) of the Code. We apply these principles to both Option A and Option B death benefits.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See "Your option to receive a terminal illness living benefit" earlier in this prospectus.


VARIATIONS AMONG IL COLI POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

AXA Equitable also may vary or waive the charges (including surrender charges) and other terms of IL COLI where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with IL COLI. We will make such variations only in accordance with uniform rules that we establish.

AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions


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of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. AXA Equitable or your financial professional can provide you with samples of such contracts on request.

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You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
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If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "AXA Equitable Access Account", an interest-bearing account with check-writing privileges. In that case, we will send the beneficiary a checkbook, and the beneficiary will have immediate access to the proceeds by writing a check for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a check is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC or any other government agency. We will receive any investment earnings during the period such amounts remain in the general account.


If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Your financial professional will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER, WITHDRAWAL AND MATURITY PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy, or upon policy maturity, under one of the above referenced payment options, rather than as a single sum.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


This is provided for informational purposes only. Since these policies are no longer available to new purchasers, this cancellation provision is no longer applicable.


If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states or situations, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


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10. More information about certain policy charges


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DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."


TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

o CHARGE FOR TAXES. We deduct between 0.50% and 5% from each premium you pay when it is added to your account value as a charge for taxes. This charge is designed to approximate certain taxes imposed upon us, such as premium taxes in your state. This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary. You cannot deduct our charge to you as state or local taxes on your federal income tax return.

o SURRENDER CHARGES. If you give up this policy for its net cash surrender value or if your policy is terminated without value at the end of a grace period before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The maximum surrender charge in the first policy month of each policy year is shown in your policy. The maximum surrender charge will be between $2.58 and $27.59 per $1,000 of initial base policy face amount. The maximum surrender charge declines uniformly in equal monthly amounts within each policy year beginning in the tenth policy year until it reaches zero in the twelfth month of policy year fifteen. The maximum surrender charge depends on each policy's specific characteristics.

The actual surrender charge at any time is the smaller of (a) or (b), times
(c), where:

(a) is 66% of one "target premium" (or less for surrenders after the ninth year),

(b) is the sum of 24% of the amount of premiums you paid in your policy's first year up to one target premium and 3% of all additional premiums you pay in the first 15 years of your policy, and

(c) is the applicable percentage for the year as shown in the table below.



--------------------------------------------------------------------------------
 Policy Year                             Applicable Percentage
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      1                                           0%
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      2                                          20%
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      3                                          40%
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      4                                          60%
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      5                                          80%
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     6-15                                       100%
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The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics, as well as the policy's face amount. Generally, the target premiums per thousand are lower for face amounts of $200,000 and higher and further reduced for face amounts of $500,000 and higher. The "target premium" used in computing surrender charges may differ from target premiums used for other purposes under the policies. Beginning in your policy's tenth year, the amount (a) above declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below) or if your policy is terminated without value at the end of a grace period. They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount or if your policy is terminated without value at the end of a grace period are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy or it terminates without value in its early years, we do not have the time to recoup our costs.

o REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first fifteen policy years, a proportionate surrender charge will be deducted from your policy account value.


Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surren-


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der charge is made, the remaining maximum surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

o TRANSFERS AMONG INVESTMENT OPTIONS. We reserve the right to make a transfer charge of up to $25 for each transfer of amounts among your investment options. We do not currently charge for each of the first 12 transfers per policy year, however, the $25 charge does apply to transfers in excess of 12 in the same policy year. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.


o CHANGE OF YOUR POLICY'S INSURED PERSON. If you change your policy's insured person, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the transaction costs involved in making this change. We are currently not permitting changes of your policy's insured person. For further information, please see sections "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Tax information" and "You can change your policy's insured person" under "More information about procedures that apply to your policy", in this prospectus for more information.


o PARTIAL WITHDRAWAL. If you withdraw a portion of your policy account value, we will deduct $25 from your policy account value at the time of the transaction (or, if less, 2% of the withdrawal amount). This fee is designed, in part, to compensate us for the transaction costs involved in processing this withdrawal.

o ADDING A LIVING BENEFITS RIDER. If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

o EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.


PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

o ADMINISTRATIVE CHARGE. In the first policy year, we deduct $55 ($40, if the insured person is age 29 or less at policy issuance) from your policy account value at the beginning of each policy month for policies with face amounts between $100,000 and $499,999, and $25 for policies with face amounts of $500,000 or more. In all subsequent policy years (but not beyond the policy anniversary when the insured person is attained age 100), we currently deduct $6 from your policy account value at the beginning of each policy month. We reserve the right to increase or decrease this latter amount in the future, although it will never exceed $10. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

o COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on the individual characteristics of the insured and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age. However, for policies that have been in force for more than nine years, we reduce the current monthly insurance charge (or, for New York policies, the mortality and expense risk charge). The dollar amount by which we reduce each month's charge is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans). The percentage reduction in the current charges that begins in the policy's tenth year will grade up to an annual rate of 0.60% in the 25th policy year and all subsequent years. This charge reduction applies on a current basis and is not guaranteed.

On a guaranteed basis, we may deduct between $0.09 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 100). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed the maximum rates specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates (including by reducing or eliminating the current monthly charge reduction that otherwise would begin in the tenth year) up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral IL COLI policies are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.


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Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).


You may ask us to review the tobacco habits of any insured person in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application and may include criteria other than tobacco use status, as well as a definition of tobacco user different from that applicable at the time this policy was issued. For information concerning possible limitations due to tobacco use status changes, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Tax information" earlier in this prospectus.

Similarly, after the first policy year, you may request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria. For more information concerning possible limitations on any ratings changes, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Tax information" earlier in this prospectus.


The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. Generally, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $200,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.

o MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 0.60%, or 0.50% in the case of certain groups that satisfy our requirements, of the value in your policy's investment options for mortality and expense risks. We reserve the right to increase or decrease this charge in the future, although they will never exceed 0.90% or 0.80%, respectively. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the investment options (not including any amounts we are holding as collateral for policy loans). The requirements to qualify for the reduced charge may include requirements regarding the number and policy account values of in-force policies as well as the number and face amount of prospective policies to be issued and the anticipated first year premium for those policies. We will determine the groups to which this reduced charge applies pursuant to our established procedures and will not discriminate unreasonably or unfairly against policy owners.

o LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The maximum loan interest spread is 2%. We may, however, increase the loan interest spread higher than 2% as a result of changes in the tax laws which increase our expenses. We deduct this charge on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

o SALES CHARGE. We deduct a sales charge from the policy account value as part of the regular monthly deduction for each month during the policy's first ten policy years. We deduct between $0.02 and $0.78 per $1,000 of initial base policy face amount each month from your policy account value. The amount deducted each month will depend on the specifics of your policy. The cumulative amount we deduct under this charge will never exceed 6% of the premiums you have paid to date. For certain groups that meet our requirements (see "Mortality and expense risk charge" section above), we do not deduct any sales charge from the policy's account value as part of the regular monthly deductions. This charge is designed, in part, to offset our selling expenses.

o DEATH BENEFIT GUARANTEE CHARGE. We deduct $0.01 per $1,000 of the face amount of your policy at the time of the deduction from your policy account value each month during any death benefit guarantee period under your policy. We will not deduct this charge in states where the death benefit guarantee is not available. This charge is designed, in part, to offset the risk we incur in offering the death benefit guarantee. See "Death benefit guarantee test" earlier in this prospectus.


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CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o    Management fees.

o    12b-1 fees (not applicable to all portfolios).


o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o    Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


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11. More information about procedures that apply to your policy


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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o    loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o    withdrawals

o    tax withholding elections

o    face amount decreases that result from a withdrawal

o changes of allocation percentages for premium payments or monthly deductions

o    surrenders

o    changes of owner

o    changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o    changes in form of death benefit payment

o    loans

o    transfers among variable investment options

o    assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o    decreases in face amount

o    changes of insured person

o    changes in death benefit option

o    restoration of lapsed policies

AUTOMATIC TRANSFER SERVICE Transfers pursuant to our automatic transfer service (dollar cost averaging service) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date


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     will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.


o If we do not receive your full initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy and receive your minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the Guaranteed Interest Account.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Money Market option (prior to the Allocation Date). Generally, this is the register date. Before this date, your initial premium will be held in a non-interest bearing account. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and
(2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.


YOU CAN CHANGE YOUR POLICY'S INSURED PERSON


Note: Notwithstanding the information further below, based upon our current understanding of federal tax rules at the time this prospectus was prepared, we are not permitting changes of a policy's insured person. For further information, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Tax information" earlier in this prospectus. The following information, therefore, does not apply, absent IRS guidance that would permit such changes.


After the policy's second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.


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Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics and may result in a loss of the death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.


Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," or in some cases require that we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance. See "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" in "Tax information" earlier in this prospectus.



REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of IL COLI in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for IL COLI policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender-specific IL COLI policy.


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12. More information about other matters


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ABOUT OUR GENERAL ACCOUNT
Our general obligations and any guaranteed benefits under the policy are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.


TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing service will terminate if either (2) or (3) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage


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frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


TELEPHONE AND INTERNET REQUESTS

If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."


Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured, or through axa-equitable.com if you are the individual owner:


o    changes of premium allocation percentages

o    changes of address

o    request forms and statements


o    enroll for electronic delivery and view statements/documents online


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to enroll in axa-equitable.com or use ACH payments via AXA Equitable VOICE IT, you must first agree to the terms and conditions set forth in our axa-equitable.com Online Services Agreement or our AXA Equitable VOICE IT Terms and Conditions, which you can find at our website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through axa-equitable.com or AXA Equitable VOICE IT from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to axa-equitable.com or AXA Equitable VOICE IT if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transactions request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the


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policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. We pay maturity proceeds within seven days after the maturity date.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

o combine two or more variable investment options or withdraw assets relating to IL COLI from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisors or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. We also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with all applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, including changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.


DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.


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AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from AXA Equitable to individual financial representatives or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

Premium-based compensation paid by AXA Equitable to AXA Advisors will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later.

Premium-based compensation paid by AXA Equitable to AXA Distributors will generally not exceed 94% of the premiums you pay up to one target premium in your policy's first year; plus 3% of all other premiums you pay in your policy's first year; plus 5% of premiums you pay up to one target premium beginning in the second policy year; plus 2% of all other premiums you pay beginning in the second policy year.

We may substitute a form of asset-based compensation for premium-based compensation after the first policy year.

The sales compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

The sales compensation paid by AXA Distributors varies among Selling broker-dealers.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or IL COLI on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of


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both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


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13. Financial statements of Separate Account FP and AXA Equitable

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The financial statements of Separate Account FP, as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI").

The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 and requesting to speak with a customer service representative.


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14.  Personalized illustrations


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ILLUSTRATIONS OF POLICY BENEFITS

PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations can be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Personalized illustrations can reflect the investment management fees and expenses incurred in 2008 (or expected to be incurred in 2009, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2008). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

You can request an arithmetic illustration as well any of the other illustrations described above.


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Requesting more information

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The Statement of Additional Information ("SAI"), dated May 1, 2009, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-777-6510 and requesting to speak with a Customer Service Representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047.The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 1-800-777-6510, or asking your financial professional.


You may visit the SEC's Website at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street, N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04335

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS


                                                                            Page
Who is AXA Equitable?..........................................................2
Ways we pay policy proceeds....................................................2
Distribution of the policies...................................................2
Underwriting a policy..........................................................2
Insurance regulation that applies to AXA Equitable.............................2
Custodian and independent registered public accounting firm....................2
Financial statements...........................................................2





























                                                                       811-04335

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IL COLI '04

An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


PROSPECTUS DATED MAY 1, 2009


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.

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This prospectus describes the IL COLI '04 ("Incentive Life(R) COLI '04") policy, but is not itself a policy. The policy is the actual contract between you and AXA Equitable. The policy, which includes the policy form, the application and any applicable endorsements or riders, is the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the policy's provisions in this prospectus is current as of the date of this prospectus; however, because certain provisions may be changed after the date of this prospectus in accordance with the policy, the description of the policy's provisions in this prospectus is qualified in its entirety by the terms of the actual policy. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.

This policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.

The IL COLI '04 policy was offered to corporations and other business entities that met the following conditions at issue:

o The policies were corporately owned or were "split-dollar" cases that were collaterally assigned to the company;

o The persons insured were deemed by us to be "highly compensated" individuals;

o The minimum initial premium under each policy was remitted to AXA Equitable by the employer; and

o The aggregate annualized first year planned periodic premium was at least $150,000 if a minimum of three policies were issued, each on the life of a different insured person, and at least $500,000 if less than three policies were issued.



WHAT IS IL COLI '04?


IL COLI '04 was issued by AXA Equitable. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:




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 Variable investment options
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 Fixed income
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o EQ/Global Bond PLUS(2)                 o Fidelity VIP High Income
o EQ/Intermediate Government Bond        o Fidelity VIP Investment Grade Bond
  Index                                  o Multimanager Core Bond
o EQ/Money Market                        o Multimanager Multi-Sector Bond(2)
o EQ/Quality Bond PLUS

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 Domestic stocks
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o EQ/AllianceBernstein Small Cap         o EQ/Mid Cap Value PLUS
  Growth                                 o EQ/Small Company Index
o EQ/BlackRock Basic Value Equity        o EQ/T. Rowe Price Growth Stock
o EQ/Capital Guardian Research           o Fidelity VIP Contrafund(R)
o EQ/Common Stock Index(2)               o Fidelity VIP Equity-Income
o EQ/Equity 500 Index                    o Fidelity VIP Growth & Income
o EQ/Evergreen Omega                     o Fidelity VIP Mid Cap
o EQ/Focus PLUS(2)                       o Fidelity VIP Money Market(3)
o EQ/JPMorgan Value Opportunities        o Fidelity VIP Value
o EQ/Large Cap Core PLUS                 o Fidelity VIP Value Strategies
o EQ/Large Cap Growth Index              o Multimanager Aggressive Equity
o EQ/Large Cap Growth PLUS               o Multimanager Mid Cap Value
o EQ/Large Cap Value PLUS                o Target 2015 Allocation
o EQ/Lord Abbet Mid Cap Value            o Target 2025 Allocation
o EQ/Mid Cap Index                       o Target 2035 Allocation
                                         o Target 2045 Allocation

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 International stocks
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o EQ/AllianceBernstein International     o EQ/Global Multi-Sector Equity(2)
o EQ/BlackRock International Value
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  Balanced/hybrid
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o Fidelity VIP Asset Manager: Growth(R)
  Specialty
o EQ/Van Kampen Real Estate              o Multimanager Technology
o Multimanager Health Care               o Natural Resources
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 Allocation
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o AXA Aggressive Allocation(1)           o AXA Moderate Allocation(1)
o AXA Conservative Allocation(1)         o AXA Moderate-Plus Allocation(1)
o AXA Conservative-Plus Allocation(1)
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(1) Also referred to as an "AXA Allocation investment option" in this prospectus.
(2) This is the variable investment option's new name, effective on or about May 1, 2009, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for the variable investment option's former name.
(3) This variable investment option is available on or about May 1, 2009, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for more information on the new variable investment option.


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of AXA Premier VIP Trust, EQ Advisors Trust, Fidelity Variable Insurance Products or The Prudential Series Fund (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.



The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

                                                                          X02427
                                                                     ILCOLI '04

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OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) borrow or withdraw amounts you have accumulated, (3) decrease the amount of insurance coverage, (4) choose between two life insurance benefit options, and (5) elect to receive an insurance benefit if the insured person becomes terminally ill.

OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies including products designed specifically for this marketplace, which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. Replacing existing insurance with IL COLI '04 or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.

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Contents of this prospectus

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1. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
     AND RISKS                                                               1
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How you can pay for and contribute to your policy                            1
The minimum amount of premiums you must pay                                  1
Enhanced cash value benefit                                                  2
Investment options within your policy                                        2
About your life insurance benefit                                            3
Alternative higher death benefit in certain cases                            3
You can decrease your insurance coverage                                     4
Accessing your money                                                         4
Risks of investing in a policy                                               4
How the IL COLI '04 variable life insurance policy is available              4


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2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES
     YOU WILL PAY                                                            5
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Tables of policy charges                                                     5
How we allocate charges among your investment options                        6
Changes in charges                                                           6


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3. WHO IS AXA EQUITABLE?                                                     7
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How to reach us                                                              7
About our Separate Account FP                                                8
Your voting privileges                                                       8


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4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                        9
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Portfolios of the Trusts                                                     9


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5. DETERMINING YOUR POLICY'S VALUE                                          14
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Your account value                                                          14


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6. TRANSFERRING YOUR MONEY AMONG OUR
     INVESTMENT OPTIONS                                                     15
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Transfers you can make                                                      15
How to make transfers                                                       15
Our automatic transfer service                                              15
Our asset rebalancing service                                               15


----------------------
"We," "our" and "us" refer to AXA Equitable. "Financial professional" means the registered representative of AXA Advisors who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

IL COLI '04 is available in all states except Indiana and Puerto Rico. This prospectus does not offer IL COLI '04 anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.



                                                  Contents of this prospectus  i

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7. ACCESSING YOUR MONEY                                                     17
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Borrowing from your policy                                                  17
Making withdrawals from your policy                                         17
Surrendering your policy                                                    18
Your option to receive a terminal illness living benefit                    18




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8. TAX INFORMATION                                                          19
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Basic income tax treatment for you and your beneficiary                     19
Tax treatment of distributions to you (loans, partial
     withdrawals and full surrender)                                        19
Tax treatment of living benefits proceeds                                   20
Business and employer owned policies                                        20
Requirement that we diversify investments                                   21
Estate, gift, and generation-skipping taxes                                 21
Pension and profit-sharing plans                                            21
Split-dollar and other employee benefit programs                            22
ERISA                                                                       22
Our taxes                                                                   22
When we withhold taxes from distributions                                   22
Possibility of future tax changes and other tax information                 22



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9. MORE INFORMATION ABOUT POLICY FEATURES AND
     BENEFITS                                                               24
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Variations among IL COLI '04 policies                                       24
Your options for receiving policy proceeds                                  24
Your right to cancel within a certain number of days                        24


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10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                           25
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Deducting policy charges                                                    25
Charges that the Trusts deduct                                              26


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11. MORE INFORMATION ABOUT PROCEDURES THAT APPLY
     TO YOUR POLICY                                                         28
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Dates and prices at which policy events occur                               28
Policy issuance                                                             28
Ways to make premium and loan payments                                      29
Assigning your policy                                                       29
You can change your policy's insured person                                 29
Requirements for surrender requests                                         30
Gender-neutral policies                                                     30

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12. MORE INFORMATION ABOUT OTHER MATTERS                                    31
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About our general account                                                   31
Transfers of your account value                                             31
Telephone and Internet requests                                             32
Suicide and certain misstatements                                           32
When we pay policy proceeds                                                 33
Changes we can make                                                         33
Reports we will send you                                                    33
Distribution of the policies                                                33
Legal proceedings                                                           35


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13. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP
     AND AXA EQUITABLE                                                      36
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14. PERSONALIZED ILLUSTRATIONS                                              37
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Illustrations of policy benefits                                            37




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REQUESTING MORE INFORMATION
Statement of Additional Information
Table of contents
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ii  Contents of this prospectus

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An index of key words and phrases

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This index should help you locate more information on the terms used in this prospectus.


                                                                            Page
account value                                                                 14
Administrative Office                                                          7
age                                                                           29
Allocation Date                                                                2
alternative death benefit                                                      3
amount at risk                                                                25
anniversary                                                                   28
assign; assignment                                                            29
automatic transfer service                                                    15
AXA Equitable                                                                  7
AXA Equitable Access Account                                                  24
AXA Financial, Inc.                                                            7
AXA Premier VIP Trust                                                      cover
basis                                                                         20
beneficiary                                                                   24
business day                                                                  28
cash surrender value                                                          13
Code                                                                           1
collateral                                                                    17
cost of insurance charge                                                      25
cost of insurance rates                                                       25
day                                                                           28
default                                                                        1
disruptive transfer activity                                                  31
Enhanced cash value benefit                                                    1
EQ Advisors Trust                                                          cover
face amount                                                                    3
Fidelity Variable Insurance Products                                       cover
grace period                                                                   1
guaranteed interest option                                                     2
Guaranteed Interest Account                                                    3
IL COLI '04                                                                cover
insured person                                                                29
Internet                                                                       7
Investment Funds                                                               2
investment option                                                          cover
issue date                                                                    26
lapse                                                                          1
life insurance qualification test                                              1
loan, loan interest                                                           17
market timing                                                                 31
modified endowment contract                                                   19
month, year                                                                   28
monthly deduction                                                              2
monthly insurance charge                                                      25
net cash surrender value                                                      14
net death benefit                                                              3
net policy account value                                                      14
option A, B                                                                    3
our                                                                            i
owner                                                                          i
partial withdrawal                                                            17
payment option                                                                24
planned periodic premium                                                       1
policy                                                                     cover
policy account value                                                          13
Portfolio                                                                  cover
premium payments                                                               1
prospectus                                                                 cover
rebalancing                                                                   15
receive                                                                       28
restore, restoration                                                           2
SEC                                                                        cover
Separate Account FP                                                            8
state                                                                          i
subaccount                                                                     8
surrender                                                                     18
The Prudential Series Fund                                                 cover
transfers                                                                     15
Trust                                                                      cover
units                                                                         14
unit values                                                                   14
us                                                                             i
variable investment option                                                 cover
we                                                                             i
withdrawal                                                                    17
you, your                                                                      i


                                          An index of key words and phrases  iii

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1. Risk/benefit summary: Policy features, benefits and risks

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HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies issued in some states or on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES. If we approve, you may purchase an IL COLI '04 policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code ("Code")
Section 1035 exchange.

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You can generally pay premiums at such times and in such amounts as you like, so long as (i) you pay enough to prevent your policy from lapsing and (ii) you don't exceed certain limits .
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YOUR CHOICE OF A LIFE INSURANCE QUALIFICATION TEST AND LIMITS ON PREMIUM PAYMENTS. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the cash value accumulation test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to your policy's insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. In addition, your choice of tax qualification test will impact your cost of insurance rates and charges. Under either test, if at any time your cash surrender value (as defined under "Determining your policy's value," later in the prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only enough premiums to keep your policy from lapsing or terminating as discussed below.

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough net policy account value to pay the monthly charges when due. We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges, policy loans or lien and accrued loan or lien interest, to the beneficiary you have named.

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Your policy will terminate if you don't pay enough premiums to pay the charges we deduct. However, we will first send you a notice and give you the opportunity to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information" later in this prospectus.


1  Risk/benefit summary: Policy features, benefits and risks

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RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The required payment will not be more than an amount sufficient to cover the monthly administrative charges from the date of default to the effective date of restoration and the total monthly deductions for 3 months, calculated from the effective date of restoration plus 15% of such amounts. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

ENHANCED CASH VALUE BENEFIT

This benefit can provide additional surrender value if the policy is fully surrendered within 7 years of the register date of the policy (other than a surrender that is made to exchange the IL COLI '04 policy for another life insurance policy or annuity contract as described in "Surrendering your policy" in "Accessing your money" later in the prospectus). The enhanced cash value benefit (referred to as the enhanced amount in the policy) is computed by multiplying the applicable enhanced cash value rate below by the sum of the total sales charges plus charges for taxes imposed on us deducted from premiums paid through policy year 5.

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                     Enhanced Cash Value
  Policy Year               Rate+
----------------------------------------------
       1                      1.2
       2                     0.96
       3                     0.72
       4                     0.48
       5                     0.36
       6                     0.24
       7                     0.12
  8 and later                 0.0
----------------------------------------------

+ An increased enhanced cash value rate applies to certain policies issued to groups that satisfy our requirements, which may include requirements regarding the number and policy account values of in-force policies as well as the number and face amount of prospective policies to be issued and the anticipated first year premium for those policies. We will determine the policies to which an increased enhanced cash value rate applies pursuant to our established procedures and will not discriminate unreasonably or unfairly against policy owners. The policies that receive the increased enhanced cash value rate are those on which we expect our expenses to be reduced. These policies also incur a reduced sales charge as described in "Risk/benefit summary: Charges you will pay" later in this prospectus because we expect our expenses to be reduced.


INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next sentence, we will initially put all amounts which you have allocated to investment options into such options on the later of the business day that we receive the full minimum initial premium or the register date (the "Investment Start Date").

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option. In this case, on the first business day following the twentieth day after your policy is issued, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the twentieth day after your policy is issued. For all other policies, the Allocation Date is the Investment Start Date.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and AXA Equitable. The policy is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

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You can choose among variable investment options.
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VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisors who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios."

You will find other important information about each Portfolio in the separate prospectuses for each Trust attached at the end of this prospectus including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. For each year of your


                    Risk/benefit summary: Policy features, benefits and risks  2

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policy, we declare a fixed rate of interest (3% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)

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We will pay at least 3% annual interest on our guaranteed interest option.
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ABOUT YOUR LIFE INSURANCE BENEFIT


YOUR POLICY'S FACE AMOUNT. In your application to buy an IL COLI '04 policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $50,000 is the smallest amount of coverage you can request.

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If the insured person dies, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. We also have options available for the manner in which we pay death benefits (see "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus).
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YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

o Option A -- The policy's face amount on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

o Option B -- The face amount plus the policy's "cash surrender value" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your cash surrender value.

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.


ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your cash surrender value, in part to meet the Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. The alternative higher death benefit is based upon the life insurance qualification test (described above) that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your cash surrender value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age for the then current policy year and ranges from 250% at age 40 or under to 101% at 99 and over.

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If the cash surrender value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.
--------------------------------------------------------------------------------

For the cash value accumulation test, the alternative death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the cash surrender value. The death benefit must be large enough to ensure that the policy's cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured's age, sex and risk class and is calculated using an interest rate of 4% and the maximum mortality charges guaranteed at the time the policy is issued.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of any living benefits payment plus accrued interest. See "Your option to receive a terminal illness living benefit" later in this prospectus. After being reduced by all of these amounts, the death benefit is referred to as the "net death benefit."

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You can request a change in your death benefit option any time after the second year of the policy.
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CHANGE OF DEATH BENEFIT OPTION. If you change your death benefit option, we will adjust your policy's face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.


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The following rules apply if the alternative death benefit (referenced above) is not higher than the base policy's death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's cash surrender value at the time of the change. If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's cash surrender value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

A change from Option A to Option B is not permitted beyond the policy year in which the insured person reaches age 85.

Please refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.


You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. The monthly deductions for the cost of insurance coverage will generally decrease from the time you reduce the face amount.


In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future, on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable. Even if you decrease your policy's face amount, you may not be reducing your death benefit if your policy's cash surrender value causes an alternative higher death benefit to apply.

ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of your policy account value (as defined under "Determining your policy's value" later in this prospectus). We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information. You can also make a partial withdrawal of $500 or more of your net policy account value at any time after the first year of your policy. See "Making withdrawals from your policy" later in this prospectus for more information. Finally, you can surrender (turn in) your policy at any time. See "Surrendering your policy" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.

RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o If the policy loan and any accrued loan interest either equals or exceeds the cash surrender value, your policy will terminate subject to the policy's Grace Period provision.


o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in the next chapter in "Tables of policy charges" under "Risk/benefit summary: Charges and expenses you will pay".


o There may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.


o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net policy account value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.


Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.


HOW THE IL COLI '04 VARIABLE LIFE INSURANCE POLICY IS AVAILABLE

IL COLI '04 is primarily intended for sales to corporate owners. In most cases, the policy is used to fund non-qualified deferred compensation plans and split-dollar arrangements. Please see "Tax Information" later in this Prospectus for more information, including "Business and employer owned policies.".


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2. Risk/benefit summary: Charges and expenses you will pay


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TABLES OF POLICY CHARGES

For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.

This table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. The current charges may be lower than the guaranteed maximum for certain charges. Since the charges described in the table below vary based on individual characteristics of the insured, these charges may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."

--------------------------------------------------------------------------------
                                   Transaction Fees
--------------------------------------------------------------------------------
 Charge                      When charge is deducted
--------------------------------------------------------------------------------
Sales charge(1)              From each premium
--------------------------------------------------------------------------------
Charge for taxes             From each premium
--------------------------------------------------------------------------------
Transfers among              Upon transfer
investment options
--------------------------------------------------------------------------------
Adding a living benefits     At the time of the transaction
rider
--------------------------------------------------------------------------------
Exercise of option to        At the time of the transaction
receive a "living benefit"
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                          Transaction Fees
-------------------------------------------------------------------------------------------------------
 Charge                      Amount deducted
-------------------------------------------------------------------------------------------------------
Sales charge(1)              o Policy years 1-4: 7% of each premium (9% for policies issued in Oregon)
                             o Policy years 5+: 1% of each premium (3% for policies issued in Oregon)
-------------------------------------------------------------------------------------------------------
Charge for taxes             5%, may be increased depending on certain taxes imposed on us.
-------------------------------------------------------------------------------------------------------
Transfers among              $25 per transfer.(2)
investment options
-------------------------------------------------------------------------------------------------------
Adding a living benefits     $100 (if elected after policy issue)
rider
-------------------------------------------------------------------------------------------------------
Exercise of option to        $250
receive a "living benefit"
-------------------------------------------------------------------------------------------------------

This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.

--------------------------------------------------------------------------------------------------------------------
              Periodic charges other than underlying trust portfolio operating expenses
--------------------------------------------------------------------------------------------------------------------
 Charge                    When charge is deducted    Amount deducted
--------------------------------------------------------------------------------------------------------------------
Cost of insurance          Monthly                      Charge per $1,000 of the amount for which we are at risk:(5)
charge(3)(4)
                                                        Highest: $83.33
                                                        Lowest: $0.09(6)
                                                        Representative: $0.27(7)
--------------------------------------------------------------------------------------------------------------------
Mortality and expense      Monthly                                           Annual % of your value
risk charge(1)                                          Policy Year   in our variable investment options
                                                        ------------------------------------------------------------
                                                            1-5                       1.00%
                                                            6-20                      0.75%
                                                            21+                       0.50%
--------------------------------------------------------------------------------------------------------------------
Administrative charge(4)   Monthly                      $10
--------------------------------------------------------------------------------------------------------------------
Loan interest spread(8)    On each policy anniversary   0.75% of loan amount.
                           (or on loan termination, if
                           earlier)
--------------------------------------------------------------------------------------------------------------------

(1) Reduced charges apply to certain policies issued to groups that satisfy our requirements which may include requirements regarding the number and policy account values of in-force policies as well as the number and face amount of prospective policies to be issued and the anticipated first year premium for those

5 Risk/benefit summary: Charges and expenses you will pay

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     policies. The policies that receive the reduced charges are those on which we expect our expenses to be reduced. We will determine the policies to which a reduced charge applies pursuant to our established procedures and will not discriminate unreasonably or unfairly against policy owners. The reduced sales charge is 1% for all policy years. The reduced Mortality and expense risk charge is 0.35% for all policy years on a current (non-guaranteed) basis, and 0.50% in all policy years on a guaranteed basis.


(2) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursu ant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.


(3) Insured persons who present particular health, occupational or avocational risks may be charged other additional charges as specified in their policies.

(4)  Not applicable after the insured reaches age 100.

(5) Our amount "at risk" is the difference between the amount of death benefit and the policy account value as of the deduction date. For periods during which the alternative higher death benefit is operative, the amount at risk is greater and this may result in higher cost of insurance charges.

(6) This guaranteed monthly rate is available only under the cash value accumulation test.

(7) This representative amount is the rate we guarantee in the first policy year for a representative insured male age 45 at issue in the guaranteed issue non-tobacco user risk class.


(8) We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.



You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.



-------------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
-------------------------------------------------------------------------------------
Total Annual Portfolio         Lowest     Highest
Operating Expenses for 2008    ------     -------
(expenses that are deducted      0.39%       2.45%
from Portfolio assets
including management fees,
12b-1 fees, service fees
and/or other expenses)(1)
-------------------------------------------------------------------------------------



(1) Total Annual Portfolio Operating Expenses are based, in part, on estimated expense amounts for options added during the fiscal year 2008 and for the under lying portfolios.



HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).


Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policyholders of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.



                       Risk/benefit summary: Charges and expenses you will pay 6

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3. Who is AXA Equitable?

--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, "The Equitable Life Assurance Society of the United States"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $543.2 billion in assets as of December 31, 2008. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.




--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------
At the Post Office Box for our Administrative Office:
AXA Equitable -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047


--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
AXA Equitable -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)


--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Policy information, basic transactions, forms and statements are available 24 hours a day / 7 days a week through our Interactive Telephone, AXA Equitable VOICE IT.

AXA Equitable VOICE IT provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time: 1-800-777-6510.


--------------------------------------------------------------------------------
 BY E-MAIL:
--------------------------------------------------------------------------------
life-service@axa-equitable.com


--------------------------------------------------------------------------------
 BY FAX:
--------------------------------------------------------------------------------
1-704-540-9714


--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------



You may register for online account access at www.axa-equitable.com. Our Website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

                      ----------------------------------

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for our automatic transfer service (our dollar cost averaging service);

(2)  request for our asset rebalancing service; and

(3)  designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)  policy surrenders;

(b)  transfers among investment options; and

(c)  changes in allocation percentages for premiums and deductions.


You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone and assisted service,
(2) over the Internet, through axa-equitable.com, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.


Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to


7  Who is AXA Equitable?

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emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from Separate Account FP that represent our investments in Separate Account FP or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account FP on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of Separate Account FP available under IL COLI '04 invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA VIP Premier Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


YOUR VOTING PRIVILEGES

Voting of Portfolio shares. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One result of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

Voting as policyowner. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of IL COLI '04 and other policies that Separate Account FP supports.


                                                        Who is AXA Equitable?  8

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4.  About the Portfolios of the Trusts


--------------------------------------------------------------------------------

You should note that some Portfolios have objectives and strategies that are substantially similar to those of certain trusts that are purchased directly rather than under a variable insurance product such as the IL COLI '04 policy. These Portfolios may even have the same investment managers and/or advisers and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in trust cash flows; and specific strategies employed by the Portfolio manager.

The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below shows the currently available Portfolios and their investment objectives and indicates the investment manager or sub-adviser(s), as applicable, for each Portfolio.


Portfolios of the Trusts

------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust          Share                                                  Investment Manager (or Sub-Adviser(s), as
Portfolio Name*                 Class   Objective                                      applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION         A     Seeks long-term capital appreciation.          o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION       A     Seeks a high level of current income.          o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS             A     Seeks current income and growth of capital,    o AXA Equitable
 ALLOCATION                             with a greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION           A     Seeks long-term capital appreciation and       o AXA Equitable
                                        current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS                 A     Seeks long-term capital appreciation and       o AXA Equitable
 ALLOCATION                             current income, with a greater emphasis on
                                        capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE           A     Long-term growth of capital.                   o AllianceBernstein L.P.
 EQUITY                                                                                o ClearBridge Advisors, LLC
                                                                                       o Legg Mason Capital Management, Inc.
                                                                                       o Marsico Capital Management, LLC
                                                                                       o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND            A     To seek a balance of high current income and   o BlackRock Financial Management, Inc.
                                        capital appreciation, consistent with a pru-   o Pacific Investment Management Company LLC
                                        dent level of risk.                            o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE          A     Long-term growth of capital.                   o Invesco Aim Capital Management, Inc.
                                                                                       o RCM Capital Management LLC
                                                                                       o SSgA Funds Management, Inc.
                                                                                       o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------


9 About the Portfolios of the Trusts

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 Portfolios of the Trusts (continued)

--------------------------------------------------------------------------------
AXA Premier VIP Trust           Share
Portfolio Name*                 Class
--------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE        A
--------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR         A
 BOND(1)
--------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY           A
--------------------------------------------------------------------------------
TARGET 2015 ALLOCATION            B
--------------------------------------------------------------------------------
TARGET 2025 ALLOCATION            B
--------------------------------------------------------------------------------
TARGET 2035 ALLOCATION            B
--------------------------------------------------------------------------------
TARGET 2045 ALLOCATION            B
--------------------------------------------------------------------------------
EQ Advisors Trust               Share
Portfolio Name*                 Class
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-       IA
 NATIONAL
--------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL        IA
 CAP GROWTH
--------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE          IA
 EQUITY
--------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL        IA
 VALUE
--------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN               IA
 RESEARCH
--------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX(2)          IA
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust                                                            Investment Manager (or Sub-Adviser(s), as
Portfolio Name*               Objective                                          applicable)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE    Long-term growth of capital.                       o AXA Rosenberg Investment Management LLC
                                                                                 o SSgA Funds Management, Inc.
                                                                                 o Tradewinds Global Investors, LLC
                                                                                 o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR     High total return through a combination of         o Pacific Investment Management Company LLC
 BOND(1)                      current income and capital appreciation.           o Post Advisory Group, LLC
                                                                                 o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY       Long-term growth of capital.                       o Firsthand Capital Management, Inc.
                                                                                 o RCM Capital Management LLC
                                                                                 o SSgA Funds Management, Inc.
                                                                                 o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION        Seeks the highest total return over time con-      o AXA Equitable
                              sistent with its asset mix. Total return includes
                              capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION        Seeks the highest total return over time con-      o AXA Equitable
                              sistent with its asset mix. Total return includes
                              capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION        Seeks the highest total return over time con-      o AXA Equitable
                              sistent with its asset mix. Total return includes
                              capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION        Seeks the highest total return over time con-      o AXA Equitable
                              sistent with its asset mix. Total return includes
                              capital growth and income.
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                Investment Manager (or Sub-Adviser(s), as
Portfolio Name*               Objective                                          applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-   Seeks to achieve long-term growth of capital.      o AllianceBernstein L.P.
 NATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL    Seeks to achieve long-term growth of capital.      o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE      Seeks to achieve capital appreciation and          o BlackRock Investment Management, LLC
 EQUITY                       secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL    Seeks to provide current income and long-          o BlackRock Investment Management
 VALUE                        term growth of income, accompanied by                International Limited
                              growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN           Seeks to achieve long-term growth of capital.      o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX(2)      Seeks to achieve a total return before             o AllianceBernstein L.P.
                              expenses that approximates the total return
                              performance of the Russell 3000 Index,
                              including reinvestment of dividends, at a risk
                              level consistent with that of the Russell 3000
                              Index.
------------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 10

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Portfolios of the Trusts (continued)

-----------------------------------------
EQ Advisors Trust                Share
Portfolio Name*                  Class
-----------------------------------------
EQ/EQUITY 500 INDEX                IA
-----------------------------------------
EQ/EVERGREEN OMEGA                 IA
-----------------------------------------
EQ/FOCUS PLUS(3)                   IA
-----------------------------------------
EQ/GLOBAL BOND PLUS(4)             IA
-----------------------------------------
EQ/GLOBAL MULTI-SECTOR             IA
 EQUITY(5)
-----------------------------------------
EQ/INTERMEDIATE GOVERNMENT         IA
 BOND INDEX
-----------------------------------------
EQ/JPMORGAN VALUE                  IA
 OPPORTUNITIES
-----------------------------------------
EQ/LARGE CAP CORE PLUS             IA
-----------------------------------------
EQ/LARGE CAP GROWTH INDEX          IA
-----------------------------------------
EQ/LARGE CAP GROWTH PLUS           IA
-----------------------------------------
EQ/LARGE CAP VALUE PLUS            IA
-----------------------------------------
EQ/LORD ABBETT MID CAP VALUE       IA
-----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                Investment Manager (or Sub-Adviser(s), as
Portfolio Name*                Objective                                         applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            Seeks to achieve a total return before            o AllianceBernstein L.P.
                               expenses that approximates the total return
                               performance of the S&P 500 Index, including
                               reinvestment of dividends, at a risk level con-
                               sistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA             Seeks to achieve long-term capital growth.        o Evergreen Investment Management
                                                                                   Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FOCUS PLUS3                 Seeks to achieve long-term growth of capital.     o AXA Equitable
                                                                                 o Marsico Capital Management, LLC
                                                                                 o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS4           Seeks to achieve capital growth and current       o BlackRock Investment Management, LLC
                               income.                                           o Evergreen Investment Management
                                                                                   Company, LLC
                                                                                 o First International Advisors, LLC (dba
                                                                                   "Evergreen International")
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR         Seeks to achieve long-term capital apprecia-      o Black Rock Investment Management, LLC
 EQUITY5                       tion.                                             o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT     Seeks to achieve a total return before            o SSgA Funds Management, Inc.
 BOND INDEX                    expenses that approximates the total return
                               performance of the Barclays Capital Interme-
                               diate Government Bond Index, including
                               reinvestment of dividends, at a risk level con-
                               sistent with that of the Barclays Capital
                               Intermediate Government Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE              Seeks to achieve long-term capital apprecia-      o JPMorgan Investment Management Inc.
 OPPORTUNITIES                 tion.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         Seeks to achieve long-term growth of capital      o AXA Equitable
                               with a secondary objective to seek reasonable     o Institutional Capital LLC
                               current income. For purposes of this Portfolio,   o SSgA Funds Management, Inc.
                               the words "reasonable current income" mean
                               moderate income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX      Seeks to achieve a total return before            o AllianceBernstein L.P.
                               expenses that approximates the total return
                               performance of the Russell 1000 Growth
                               Index, including reinvestment of dividends at
                               a risk level consistent with that of the Russell
                               1000 Growth Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       Seeks to provide long-term capital growth.        o AXA Equitable
                                                                                 o Marsico Capital Management, LLC
                                                                                 o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS        Seeks to achieve capital appreciation.            o AXA Equitable
                                                                                 o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.            o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------


11 About the Portfolios of the Trusts

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  Portfolios of the Trusts (continued)

-----------------------------------------
EQ Advisors Trust                 Share
Portfolio Name*                   Class
-----------------------------------------
EQ/MID CAP INDEX                   IA
-----------------------------------------
EQ/MID CAP VALUE PLUS              IA
-----------------------------------------
EQ/MONEY MARKET                    IA
-----------------------------------------
EQ/QUALITY BOND PLUS               IA
-----------------------------------------
EQ/SMALL COMPANY INDEX             IA
-----------------------------------------
EQ/T. ROWE PRICE GROWTH            IA
 STOCK
-----------------------------------------
EQ/VAN KAMPEN REAL ESTATE          IA
-----------------------------------------
 Fidelity Variable Insurance
 Products-Service Class 2+        Share
 Portfolio Name                   Class
-----------------------------------------
FIDELITY VIP ASSET MANAGER:       Service
 GROWTH(R)                        Class 2
-----------------------------------------
FIDELITY VIP CONTRAFUND(R)        Service
                                  Class 2
-----------------------------------------
FIDELITY VIP EQUITY-INCOME        Service
                                  Class 2
-----------------------------------------
FIDELITY VIP GROWTH & INCOME      Service
                                  Class 2
-----------------------------------------
FIDELITY VIP HIGH INCOME          Service
                                  Class 2
-----------------------------------------
FIDELITY VIP INVESTMENT GRADE     Service
 BOND                             Class 2
-----------------------------------------
FIDELITY VIP MID CAP              Service
                                  Class 2
-----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust                                                                 Investment Manager (or Sub-Adviser(s), as
Portfolio Name*                 Objective                                         applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                Seeks to achieve a total return before            o SSgA Funds Management, Inc.
                                expenses that approximates the total return
                                performance of the S&P Mid Cap 400 Index,
                                including reinvestment of dividends, at a risk
                                level consistent with that of the S&P Mid Cap
                                400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS           Seeks to achieve long-term capital apprecia-      o AXA Equitable
                                tion.                                             o SSgA Funds Management, Inc.
                                                                                  o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                 Seeks to obtain a high level of current           o The Dreyfus Corporation
                                income, preserve its assets and maintain
                                liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS            Seeks to achieve high current income consis-      o AXA Equitable
                                tent with moderate risk to capital.               o AllianceBernstein L.P.
                                                                                  o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX          Seeks to replicate as closely as possible         o AllianceBernstein L.P.
                                (before the deduction of Portfolio expenses)
                                the total return of the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH         Seeks to achieve long-term capital apprecia-      o T. Rowe Price Associates, Inc.
 STOCK                          tion and
                                secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE       Seeks to provide above average current            o Morgan Stanley Investment Management
                                income and long-term capital appreciation.          Inc.
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance
Products-Service Class 2+
Portfolio Name                  Objective                                         Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER:     Seeks to maximize total return by allocating      o Fidelity Management & Research Company
 GROWTH(R)                      its assets among stocks, bonds, short-term
                                instruments, and other investments.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R)      Seeks long-term capital appreciation.             o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME      Seeks reasonable income. The fund will also       o Fidelity Management & Research Company
                                consider the potential for capital appreciation.
                                The fund's goal is to achieve a yield which
                                exceeds the composite yield on the securities
                                comprising the Standard & Poors 500(SM) Index
                                (S&P 500(R)).
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME    Seeks high total return through a combination     o Fidelity Management & Research Company
                                of current income and capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME        Seeks a high level of current income, while       o Fidelity Management & Research Company
                                also considering growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE   Seeks as high a level of current income as is     o Fidelity Management & Research Company
 BOND                           consistent with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP            Seeks long-term growth of capital.                o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 12

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Portfolios of the Trusts (continued)

--------------------------------------------------------------------------------
Fidelity Variable Insurance
Products-Service Class 2+       Share
Portfolio Name                  Class
--------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET**     Service
                                Class 2
--------------------------------------------------------------------------------
FIDELITY VIP VALUE              Service
                                Class 2
--------------------------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES   Service
                                Class 2
--------------------------------------------------------------------------------
The Prudential Series
Fund - Class II
Portfolio Name                  Class II
--------------------------------------------------------------------------------
NATURAL RESOURCES               Class II
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance
Products-Service Class 2+
Portfolio Name                  Objective                                       Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET**     Seeks as high a level of current income as is   o Fidelity Management & Research Company
                                consistent with preservation of capital and
                                liquidity.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP VALUE              Seeks capital appreciation.                     o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES   Seeks capital appreciation.                     o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Series
Fund - Class II                                                                 Investment Manager (or Sub-Adviser(s), as
Portfolio Name                  Objective                                       applicable
------------------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES               Long term growth of capital.                    o Prudential Investments LLC
                                                                                o Jennison Associates LLC
------------------------------------------------------------------------------------------------------------------------------------

+ "Service Class 2" Share is defined in the current applicable underlying trust prospectuses.

* The chart below reflects the portfolio's former name in effect until on or about May 1, 2009, subject to regulatory approval. The number in the "Footnote No." column corresponds with the number contained in the chart above.



     -----------------------------------------------------
     Footnote No.    Portfolio's Former Name
     -----------------------------------------------------
                     AXA Premier VIP Trust
     -----------------------------------------------------
       1             Multimanager High Yield
     -----------------------------------------------------
                     EQ Advisors Trust
     -----------------------------------------------------
       2             EQ/AllianceBernstein Common Stock
     -----------------------------------------------------
       3             EQ/Marsico Focus
     -----------------------------------------------------
       4             EQ/Evergreen International Bond
     -----------------------------------------------------
       5             EQ/Van Kampen Emerging Markets Equity
     -----------------------------------------------------



** This variable investment option is available on or about May 1, 2009, subject to regulatory approval.


You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-777-6510.


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5. Determining your policy's value


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YOUR ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value, or policy account value, is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in (iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account".) These amounts are subject to certain charges discussed in "Risk/ benefit summary: Charges and expenses you will pay," earlier in this prospectus.

Your "net policy account value" is your policy account value minus any outstanding loans and unpaid loan interest and minus any amount of your account value that is restricted as a result of previously distributed "living benefits."

Your "cash surrender value" is your policy account value plus the enhanced cash value benefit.

Your "net cash surrender value" is your net policy account value plus the enhanced cash value benefit.

--------------------------------------------------------------------------------

Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select, and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.

--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. The account value that you have allocated to any variable investment option is invested in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of your units will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare. We guarantee that these rates will not be less than a 3% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

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6. Transferring your money among our investment options


--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. There are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed interest option are more limited. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any year is the greater of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.


We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, on or before the anniversary, the transfer will occur as of that anniversary or, if within that period after the anniversary, as of the date we receive it.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to these services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (see "Disruptive transfer activity" in "More information about other matters.")


HOW TO MAKE TRANSFERS


INTERNET TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our axa-equitable.com website and registering for online account access. This service may not always be available. The restrictions relating to online transfers are described below.


ONLINE TRANSFERS. You can make online transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by logging onto our Website, described under "By Internet" in "How to reach us" earlier in this prospectus; or

o whether or not you are both the insured person and owner, by sending us a signed transfer authorization form. Once we have the form on file, we will provide you with online access to make transfers.

For more information see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our Website, you should send a written transfer request to our Administrative Office.

TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.


OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers but each transfer to each option must be at least $50. Note: Transfers made using our automatic transfer service do not count toward the twelve free transfers you may otherwise make each year.

This service terminates when the EQ/Money Market option is depleted. You can also cancel the automatic transfer service at any time. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your


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account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).


You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.


We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service.


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7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of your policy account value, reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a terminal illness living benefit" below. Each new loan you request must be at least $500.


--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income tax. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o    you cannot make transfers or withdrawals of the collateral;


o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option; and


o    the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 3.75% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. The annual interest rate we credit on your loan collateral will never be less than 3%. We guarantee that the differential between the interest we charge and the annual interest rate we credit will not exceed 0.75% (except if tax law changes increase the taxes we pay on policy loans or loan interest).

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due.

A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax Information" later in this prospectus for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net policy account value (defined earlier in this Prospectus) at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your net policy account value, although you may incur tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for--


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dollar reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes. If death benefit Option B is in effect, a partial withdrawal also reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the applicable alternative death benefit (discussed earlier in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due.

You should refer to "Tax information" later in this Prospectus, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.


SURRENDERING YOUR POLICY

You can surrender (give us back) your policy for its "net cash surrender value" at any time (other than a surrender that is made to exchange the IL COLI '04 policy for another life insurance policy or annuity contract as described in the next sentence). If you surrender your policy in connection with an exchange for another life insurance policy or annuity contract on the insured person including (but not limited to) any transaction qualifying for income tax free exchange treatment under Section 1035 of the Code or any similar or successor provision thereof, you will receive the net policy account value.

Please refer to "Tax information" later in this Prospectus for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (minus any outstanding loans and unpaid loan interest), if the insured person has a terminal illness (as defined in the rider). We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net policy account value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may not qualify for exclusion from income tax. See "Tax information" later in this Prospectus. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
--------------------------------------------------------------------------------

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8. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. For example, income tax consequences for corporate taxpayers may differ as a result of the impact of corporate alternative minimum tax provisions under which a portion of policy gains or death benefits can increase a corporation's alternative minimum tax calculation. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.



BASIC INCOME TAX TREATMENT FOR YOU AND YOUR BENEFICIARY


An IL COLI '04 policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:

o the death benefit received by the beneficiary under your policy will generally not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below under "Business and employer owned policies," and for the discussion of insurable interest under "Other Information."


TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the cash surrender value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A material change for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. In addition, if you have elected the guideline premium test, changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid as well as the maximum amount of cash surrender value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of cash surrender value that may be maintained under the policy. In some cases, under either test, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See "Changes we can make" later in this prospectus.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.


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If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your cash surrender value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your cash surrender value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)


For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.


A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.


If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.



TAX TREATMENT OF LIVING BENEFITS PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.


BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.


REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.


The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification


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rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.


In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.



REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under
Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million. Various legislative proposals have been made which may eliminate the repeal and make changes to future exemption levels and rates.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $13,000 for 2009 (this amount is indexed annually for inflation) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to prior law in years 2011 and thereafter. Again, various proposals exist which may alter these rules.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

If this policy is being purchased pursuant to a split-dollar arrangement you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.


PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.


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SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.



ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.

We may have to pay state, local or other taxes (in addition to applicable taxes based on premiums). At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our Separate Account or allocable to the policies.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.


2009 OR LATER INCREASES IN BENEFITS OR COVERAGE, ADDITION OF RIDERS, OR CERTAIN OTHER POLICY CHANGES


In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 as modified by Notice 2006 - 95 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to policies issued prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.


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The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes that are pursuant to the terms of the policy, including the addition or removal of a rider and an increase or decrease in the death benefit. Certain other transactions, such as a substitution of insured or ratings change, are not addressed. If we determine that a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such 2009 or later transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. Unless or until we receive further guidance, certain ratings changes and a request for a substitution of the insured will not be permitted. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.



OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policyowner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policyowner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any taxable income or gain the assets generate.

The IRS has provided some guidance on this question of investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest account values and/or the ability to make frequent transfers under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.


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9. More Information about policy features and benefits


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VARIATIONS AMONG IL COLI '04 POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

AXA Equitable also may vary or waive the charges and other terms of IL COLI '04 where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with IL COLI '04. We will make such variations only in accordance with uniform rules that we establish.

AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OPTIONS FOR NET DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any net death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. AXA Equitable or your financial professional can provide you with samples of such contracts on request.

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You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
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If you have not elected a payment option, we will pay any net death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "AXA Equitable Access Account", an interest-bearing account with check-writing privileges. In that case, we will send the beneficiary a checkbook, and the beneficiary will have immediate access to the proceeds by writing a check for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a check is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC or any other government agency. We will receive any investment earnings during the period such amounts remain in the general account.


If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the net death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for net death benefit payments under "When we pay policy proceeds," later in this prospectus. Your financial professional will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.



YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


This is provided for informational purposes only. Since these policies are no longer available to new purchasers, this cancellation provision is no longer applicable.


If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the net policy account value. In some states, we will not adjust the premiums paid to reflect investment performance.

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states or situations, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.


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10. More information about certain policy charges


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DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary: Charges and expenses you will pay."


TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments or transfers among investment options.

o SALES CHARGE. We deduct 7% from each premium payment during the first four policy years (9% for policies issued in Oregon), and 1% from each premium payment in subsequent policy years (3% for policies issued in Oregon). Reduced charges may apply to certain policies issued to groups that satisfy our requirements. See "Variations among IL COLI `04 policies" earlier in this Prospectus, The sales charge is designed in part to defray sales expenses we incur that are based on premium payments.

o CHARGE FOR TAXES. This charge is designed to approximate certain taxes imposed upon us, such as premium taxes in your state. This charge may be increased or decreased to reflect any changes in our taxes. The charge for taxes ranges from 0.50% to 5%, and is deducted from each premium payment you send us. In addition, if an insured person changes his or her residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary. You cannot deduct our charge to you as state or local taxes on your federal income tax return.

o TRANSFERS AMONG INVESTMENT OPTIONS. We reserve the right to make a transfer charge of up to $25 for each transfer of amounts among your investment options. We do not currently charge for each of the first 12 transfers per policy year, however, the $25 charge does apply to transfers in excess of 12 in the same policy year. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.

o ADDING A LIVING BENEFITS RIDER. If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

o EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.


PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.


o COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on the specifics of your policy, the individual characteristics of the insured and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then policy account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.


Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we deduct between $0.09 and $83.33 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 100). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.


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The guaranteed maximum cost of insurance rates are based on 1980 Commissioner's Standard Ordinary Mortality Tables, which vary based upon which tax qualification test you choose. Therefore, your choice of life insurance qualification test may depend on certain characteristics of members of the group, such as sex and tobacco use status since these characteristics impact the guaranteed maximum cost of insurance rates. You should discuss your choice of life insurance qualification test and its affect on the mortality tables used in connection with the cost of insurance charges under your policy with your financial professional before purchasing the policy.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).


You may ask us to review the tobacco habits of any insured person in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.


The change will be based upon our general underwriting rules in effect at the time of application and may include criteria other than tobacco use status, as well as a definition of tobacco user different from that applicable at the time this policy was issued.


Similarly, after the first policy year, you may request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For information concerning possible limitations on any ratings changes, please see "2009 or later" increases in benefits or coverage, addition of riders, or certain other policy changes" under "Tax information" earlier in this prospectus.


The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Reduced cost of insurance rates may apply to certain policies issued for groups that satisfy our requirements which may include requirements regarding the number and policy account values of in-force policies, as well as the number and face amount of prospective policies to be issued and the first year premium for those policies.

o MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 0.75% during the first five policy years, 0.55% in policy years 6 through 20 and 0.35% in all policy years thereafter for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 1.00%, 0.75% and 0.50%, respectively. Reduced charges may apply to certain policies issued to groups that satisfy our requirements. See "Variations among IL COLI `04 policies" earlier in this Prospectus. The charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

o ADMINISTRATIVE CHARGE. Each policy year (but not beyond the policy anniversary date when the insured person is attained age 100), we deduct $10 from your policy account value at the beginning of each policy month. The administrative charge is intended, in part, to compensate us for the costs of administering the policy.

o LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The maximum amount we charge is 0.75% of the loan amount (as shown in "Risk/ benefit summary: Charges and expenses you will pay"). In no event will we credit less than 3% annually. We deduct this charge on each policy anniversary date or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loan is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o Management fees.

o 12b-1 fees (not applicable to all portfolios).


o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of


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AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


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11. More information about procedures that apply to your policy


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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o    loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o    withdrawals

o    tax withholding elections

o    face amount decreases that result from a withdrawal

o changes of allocation percentages for premium payments or monthly deductions

o    surrenders

o    changes of owner

o    changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o    changes in form of death benefit payment

o    loans

o    transfers among variable investment options

o    assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:


o    decreases in face amount


o    changes in death benefit option

o    restoration of lapsed policies

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar cost averaging service) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request. There is no charge associated with this service.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested. There is no charge associated with this service.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date


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     will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.


o If we do not receive your full initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy and receive your minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the Guaranteed Interest Account.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Money Market option (prior to the Allocation Date). Generally, this is the register date. Before this date, your initial premium will be held in a non-interest bearing account. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments, which provide new guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.


YOU CAN CHANGE YOUR POLICY'S INSURED PERSON



Note: Notwithstanding the information further below, based upon our current understanding of federal tax rules at the time this prospectus was prepared, we are not permitting changes of a policy's insured person. For further information, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Tax information" earlier in this prospectus. The following information, therefore, does not apply, absent IRS guidance that would permit such changes.


After the policy's second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.


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Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics.


Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," or in some cases require that we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance. See "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" in "Tax information" earlier in this prospectus.



REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of IL COLI '04 in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for IL COLI '04 policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender-specific IL COLI '04 policy.


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12. More information about other matters


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ABOUT OUR GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the policy are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.


TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing service will terminate if either (2) or (3) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage


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frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


TELEPHONE AND INTERNET REQUESTS

If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."


Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured, or through axa-equitable.com if you are the individual owner:


o    changes of premium allocation percentages

o    changes of address

o    request forms and statements


o    enroll for electronic delivery and view statements/documents online

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to enroll in axa-equitable.com or use ACH payments via AXA Equitable VOICE IT, you must first agree to the terms and conditions set forth in our axa-equitable.com Online Services Agreement or our AXA Equitable VOICE IT Terms and Conditions, which you can find at our Website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through axa-equitable.com or AXA Equitable VOICE IT from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to axa-equitable.com or AXA Equitable VOICE IT if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transactions request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of net death benefit we pay will be limited as described in the


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policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any net death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any net death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any net death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

o combine two or more variable investment options or withdraw assets relating to IL COLI '04 from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisors or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. We also may make other changes in the policies that do not reduce any cash surrender value, net policy account value, death benefit, account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with all applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value, net cash surrender value, policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.

DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors


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are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from AXA Equitable to individual financial representatives or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

Premium-based compensation paid by AXA Equitable to AXA Advisors will generally not exceed 50% of the premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in the policy's first year; plus 11% of all other premiums you pay in policy years two and later.

Premium-based compensation paid by AXA Equitable to AXA Distributors will generally not exceed 42.75% of the premiums you pay up to one target premium in your policy's first year; plus 8.55% of any additional premiums you pay in the policy's first year; plus 16.031% of the premiums you pay up to one target premium in the second through fourth policy years; plus 0.534% of any additional premiums you pay in the second through fourth policy years; plus 8.55% of the premiums you pay up to one target premium in the fifth and sixth policy years; plus 0.534% for any additional premiums you pay in the fifth and sixth policy years; plus 1.069% of the premiums you pay up to one target premium in the seventh through tenth policy years; plus 0.534% of any additional premiums you pay in the seventh through tenth policy years. In addition, asset-based compensation of up to 0.128% annually is paid on the unloaned policy account value beginning in the second policy year.

The premium-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

The premium-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or IL COLI '04 a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may none-


                                         More information about other matters 34

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theless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


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13. Financial statements of Separate Account FP and AXA Equitable

--------------------------------------------------------------------------------

The financial statements of Separate Account FP, as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI").

The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 and requesting to speak with a customer service representative.


               Financial statements of Separate Account FP and AXA Equitable  36

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14.  Personalized illustrations


--------------------------------------------------------------------------------


ILLUSTRATIONS OF POLICY BENEFITS

PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations can be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.

DIFFERENT KINDS OF ILLUSTRATIONS. Personalized illustrations can reflect the investment management fees and expenses incurred in 2008 (or expected to be incurred in 2009, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses a simple average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2008). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.

THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

You can request an arithmetic illustration as well any of the other illustrations described above.



37  Personalized illustrations

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Requesting more information

--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2009, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-777-6510 and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 1-800-777-6510, or asking your financial professional.


You may visit the SEC's website at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04335

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS


                                                                          Page
Who is AXA Equitable?........................................................2
Ways we pay policy proceeds..................................................2
Distribution of the policies.................................................2
Underwriting a policy........................................................2
Insurance regulation that applies to AXA Equitable...........................2
Custodian and independent registered public accounting firm..................2

Financial statements.........................................................2





                                                                       811-04335

IL COLI
IL COLI `04
Flexible premium variable life insurance policies issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2009



--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related IL COLI and IL COLI '04 prospectuses, dated May 1, 2009. Those prospectuses provide detailed information concerning the policies and the variable investment options, as well as the guaranteed interest option, that fund the policies. Each variable investment option is a subaccount of AXA Equitable's Separate Account FP. Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into AXA Equitable, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor. The guaranteed interest option is part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectuses.


On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."

A copy of each prospectus is available free of charge by writing the Administrative Office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-800-777-6510 and requesting through our AXA Equitable VOICE IT interactive telephone, or by contacting your financial professional.

TABLE OF CONTENTS
Who is AXA Equitable?........................................................2
Ways we pay policy proceeds..................................................2
Distribution of the policies.................................................2
Underwriting a policy........................................................2
Insurance regulation that applies to AXA Equitable...........................2
Custodian and independent registered public
     accounting firm.........................................................2
Financial statements.........................................................2


Copyright 2009 AXA Equitable Life Insurance Company, New York, New York 10104.
                             All rights reserved.




                                                                          x02440

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: AXA Corporate Solutions Reinsurance Company ("AXA Corporate Solutions") and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and AXA Corporate Solutions, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


DISTRIBUTION OF THE POLICIES


AXA Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between AXA Advisors and AXA Equitable. For each of the years 2008, 2007 and 2006, AXA Advisors was paid an administrative services fee of $325,380. AXA Equitable paid AXA Advisors as the distributor of certain policies, including these policies, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account FP, $677,871,467 in 2008, $731,920,627 in 2007 and $672,531,658 in 2006. Of these,
AXA Advisors retained $356,304,358, $386,036,299 and $339,484,801, respectively.

Under a distribution agreement between AXA Distributors and AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account FP, AXA Equitable paid AXA Distributors (or EDI, as applicable) as the distributor of certain policies, including these policies, and as the principal underwriter of several AXA Equitable's separate accounts, including Separate Account FP, $750,235,874 in 2008, $1,007,208,067 in 2007 and $694,578,570 in 2006. Of
these, AXA Distributors (or EDI, as applicable) retained $81,519,894, $95,562,846 and $88,941,713, respectively.



UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are: (i) the insured's age; (ii) whether the insured uses tobacco or not; and
(iii) the admitted medical history of the insured. Many other factors make up the overall evaluation of an individual's assessment for insurance, but all of these items are determined through the questions asked during the application process.

We base guaranteed cost of insurance rates under the policy on the 1980 Commissioner's Standard Ordinary Mortality Tables.


INSURANCE REGULATION THAT APPLIES TO AXA EQUITABLE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for shares of the Trusts owned by Separate Account FP. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.


The financial statements of the Separate Account at December 31, 2008 and for each of the two years in the period ended December 31, 2008, and the consolidated financial statements of AXA Equitable at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the policies.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm....................A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2008.................A-3
   Statements of Operations for the Year Ended December 31, 2008..........A-27
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2008 and 2007...........................................A-40
   Notes to Financial Statements..........................................A-66


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm....................F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2008 and 2007.................F-2
   Consolidated Statements of Earnings, Years Ended December 31, 2008,
     2007 and 2006.........................................................F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
     Income, Years Ended December 31, 2008, 2007 and 2006..................F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 2008,
     2007 and 2006.........................................................F-5
   Notes to Consolidated Financial Statements..............................F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account FP of AXA Equitable Life Insurance Company:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account FP at December 31, 2008, the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in at December 31, 2008 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 9, 2009

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008


                                                            AXA Aggressive AXA Conservative AXA Conservative-Plus    AXA Moderate
                                                              Allocation      Allocation          Allocation          Allocation
                                                           --------------- ---------------- --------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value.......    $ 79,194,700     $17,050,776        $19,189,125       $1,048,435,051
Receivable for The Trusts shares sold....................              --          12,589             13,048              343,492
Receivable for policy-related transactions...............         189,083              --                 --                   --
                                                             ------------     -----------        -----------       --------------
  Total assets...........................................      79,383,783      17,063,365         19,202,173        1,048,778,543
                                                             ------------     -----------        -----------       --------------
Liabilities:
Payable for The Trusts shares purchased..................         193,223              --                 --                   --
Payable for policy-related transactions..................              --          12,586             61,607              886,782
                                                             ------------     -----------        -----------       --------------
  Total liabilities......................................         193,223          12,586             61,607              886,782
                                                             ------------     -----------        -----------       --------------
Net Assets...............................................    $ 79,190,560     $17,050,779        $19,140,566       $1,047,891,761
                                                             ============     ===========        ===========       ==============
Net Assets:
Accumulation Units.......................................      79,105,206      17,048,560         19,132,712        1,045,089,687
Accumulation nonunitized.................................              --              --                 --            2,730,601
Retained by AXA Equitable in Separate Account FP.........          85,354           2,219              7,854               71,473
                                                             ------------     -----------        -----------       --------------
Total net assets.........................................    $ 79,190,560     $17,050,779        $19,140,566       $1,047,891,761
                                                             ============     ===========        ===========       ==============
Investments in shares of The Trusts, at cost.............    $131,369,546     $19,320,586        $23,617,611       $1,251,553,849
The Trusts shares held
 Class A.................................................       6,760,941       1,475,412          1,536,711           81,699,560
 Class B.................................................       2,954,403         391,982            660,684            7,025,923


                                                                                                         EQ/AllianceBernstein
                                                                                                             Intermediate
                                                              AXA Moderate-Plus   EQ/AllianceBernstein        Government
                                                                  Allocation          Common Stock            Securities
                                                             ------------------- ---------------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value........       $241,131,316        $1,181,926,161          $144,490,090
Receivable for The Trusts shares sold.....................                 --                    --                    --
Receivable for policy-related transactions................            295,223               110,801                    --
                                                                 ------------        --------------          ------------
  Total assets............................................        241,426,539         1,182,036,962           144,490,090
                                                                 ------------        --------------          ------------
Liabilities:
Payable for The Trusts shares purchased...................            256,458               996,353                36,289
Payable for policy-related transactions...................                 --                    --               353,668
                                                                 ------------        --------------          ------------
  Total liabilities.......................................            256,458               996,353               389,957
                                                                 ------------        --------------          ------------
Net Assets................................................       $241,170,081        $1,181,040,609          $144,100,133
                                                                 ============        ==============          ============
Net Assets:
Accumulation Units........................................        241,093,036         1,178,037,063           143,796,345
Accumulation nonunitized..................................                 --             2,992,680               248,681
Retained by AXA Equitable in Separate Account FP..........             77,045                10,866                55,107
                                                                 ------------        --------------          ------------
Total net assets..........................................       $241,170,081        $1,181,040,609          $144,100,133
                                                                 ============        ==============          ============
Investments in shares of The Trusts, at cost..............       $356,945,944        $2,035,758,146          $145,215,965
The Trusts shares held
 Class A..................................................         18,743,289            96,116,239            11,702,126
 Class B..................................................          8,776,458            10,307,721             2,877,584

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                   EQ/AllianceBernstein
                                                            EQ/AllianceBernstein         Small Cap
                                                                International             Growth
                                                           ---------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value........      $388,952,989           $129,715,008
Receivable for The Trusts shares sold.....................           727,088                428,389
Receivable for policy-related transactions................                --                     --
                                                                ------------           ------------
  Total assets............................................       389,680,077            130,143,397
                                                                ------------           ------------
Liabilities:
Payable for The Trusts shares purchased...................                --                     --
Payable for policy-related transactions...................           947,414                473,044
                                                                ------------           ------------
  Total liabilities.......................................           947,414                473,044
                                                                ------------           ------------
Net Assets................................................      $388,732,663           $129,670,353
                                                                ============           ============
Net Assets:
Accumulation Units........................................       388,279,229            129,669,289
Accumulation nonunitized..................................           373,101                     --
Retained by AXA Equitable in Separate Account FP..........            80,333                  1,064
                                                                ------------           ------------
Total net assets..........................................      $388,732,663           $129,670,353
                                                                ============           ============
Investments in shares of The Trusts, at cost..............      $573,330,746           $201,519,121
The Trusts shares held
 Class A..................................................        50,725,045             10,345,409
 Class B..................................................         7,270,167              4,085,424


                                                                                  EQ/AXA
                                                                              Rosenberg VIT   EQ/BlackRock   EQ/BlackRock
                                                                EQ/Ariel       Value Long/     Basic Value   International
                                                            Appreciation II    Short Equity      Equity          Value
                                                           ----------------- --------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........     $1,388,524      $12,254,460    $123,891,770   $109,707,300
Receivable for The Trusts shares sold.....................             --               --         432,134        368,693
Receivable for policy-related transactions................          1,872           41,010              --             --
                                                               ----------      -----------    ------------   ------------
  Total assets............................................      1,390,396       12,295,470     124,323,904    110,075,993
                                                               ----------      -----------    ------------   ------------
Liabilities:
Payable for The Trusts shares purchased...................          1,872            2,678              --             --
Payable for policy-related transactions...................             --               --         449,172        393,868
                                                               ----------      -----------    ------------   ------------
  Total liabilities.......................................          1,872            2,678         449,172        393,868
                                                               ----------      -----------    ------------   ------------
Net Assets................................................     $1,388,524      $12,292,792    $123,874,732   $109,682,125
                                                               ==========      ===========    ============   ============
Net Assets:
Accumulation Units........................................      1,388,270       12,252,358     123,844,627    109,624,784
Accumulation nonunitized..................................             --               --              --             --
Retained by AXA Equitable in Separate Account FP..........            254           40,434          30,105         57,341
                                                               ----------      -----------    ------------   ------------
Total net assets..........................................     $1,388,524      $12,292,792    $123,874,732   $109,682,125
                                                               ==========      ===========    ============   ============
Investments in shares of The Trusts, at cost..............     $1,913,759      $12,831,406    $186,128,989   $166,891,294
The Trusts shares held
 Class A..................................................        168,842                9       1,584,639      1,906,325
 Class B..................................................         40,553        1,214,506      11,205,087     10,714,009

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                            EQ/Boston Advisors       EQ/Calvert
                                                              Equity Income     Socially Responsible
                                                           ------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value........     $ 8,102,121            $476,199
Receivable for The Trusts shares sold.....................              --                  --
Receivable for policy-related transactions................          68,607              14,247
                                                               -----------            --------
  Total assets............................................       8,170,728             490,446
                                                               -----------            --------
Liabilities:
Payable for The Trusts shares purchased...................          65,629                 220
Payable for policy-related transactions...................              --                  --
                                                               -----------            --------
  Total liabilities.......................................          65,629                 220
                                                               -----------            --------
Net Assets................................................     $ 8,105,099            $490,226
                                                               ===========            ========
Net Assets:
Accumulation Units........................................       8,101,737             424,715
Accumulation nonunitized..................................              --                  --
Retained by AXA Equitable in Separate Account FP..........           3,362              65,511
                                                               -----------            --------
Total net assets..........................................     $ 8,105,099            $490,226
                                                               ===========            ========
Investments in shares of The Trusts, at cost..............     $10,939,709            $690,904
The Trusts shares held
 Class A..................................................         739,787              14,559
 Class B..................................................       1,157,656              82,515


                                                               EQ/Capital         EQ/Capital      EQ/Caywood-Scholl     EQ/Equity
                                                            Guardian Growth   Guardian Research    High Yield Bond      500 Index
                                                           ----------------- ------------------- ------------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........     $3,936,980        $ 78,770,359         $3,529,353      $450,774,009
Receivable for The Trusts shares sold.....................             --             195,805                 --         1,635,163
Receivable for policy-related transactions................             --                  --              4,773                --
                                                               ----------        ------------         ----------      ------------
  Total assets............................................      3,936,980          78,966,164          3,534,126       452,409,172
                                                               ----------        ------------         ----------      ------------
Liabilities:
Payable for The Trusts shares purchased...................            601                  --              4,773                --
Payable for policy-related transactions...................            101             295,514                 --         1,690,920
                                                               ----------        ------------         ----------      ------------
  Total liabilities.......................................            702             295,514              4,773         1,690,920
                                                               ----------        ------------         ----------      ------------
Net Assets................................................     $3,936,278        $ 78,670,650         $3,529,353      $450,718,252
                                                               ==========        ============         ==========      ============
Net Assets:
Accumulation Units........................................      3,918,835          78,623,228          3,529,339       450,389,995
Accumulation nonunitized..................................             --                  --                 --           237,610
Retained by AXA Equitable in Separate Account FP..........         17,443              47,422                 14            90,647
                                                               ----------        ------------         ----------      ------------
Total net assets..........................................     $3,936,278        $ 78,670,650         $3,529,353      $450,718,252
                                                               ==========        ============         ==========      ============
Investments in shares of The Trusts, at cost..............     $5,963,855        $124,744,181         $4,466,778      $637,647,102
The Trusts shares held
 Class A..................................................         35,221             863,796                 --        24,026,398
 Class B..................................................        412,904           8,830,948          1,090,378         4,603,049

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                                  EQ/GAMCO
                                                               EQ/Evergreen      EQ/Evergreen    Mergers and
                                                            International Bond       Omega      Acquisitions
                                                           -------------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........      $29,516,063      $ 9,865,375     $3,917,984
Receivable for The Trusts shares sold.....................          210,768               --             --
Receivable for policy-related transactions................               --           28,371             --
                                                                -----------      -----------     ----------
  Total assets............................................       29,726,831        9,893,746      3,917,984
                                                                -----------      -----------     ----------
Liabilities:
Payable for The Trusts shares purchased...................               --           18,893          3,340
Payable for policy-related transactions...................          185,037               --          5,430
                                                                -----------      -----------     ----------
  Total liabilities.......................................          185,037           18,893          8,770
                                                                -----------      -----------     ----------
Net Assets................................................      $29,541,794      $ 9,874,853     $3,909,214
                                                                ===========      ===========     ==========
Net Assets:
Accumulation Units........................................       29,515,328        9,828,930      3,909,210
Accumulation nonunitized..................................               --               --             --
Retained by AXA Equitable in Separate Account FP..........           26,466           45,923              4
                                                                -----------      -----------     ----------
Total net assets..........................................      $29,541,794      $ 9,874,853     $3,909,214
                                                                ===========      ===========     ==========
Investments in shares of The Trusts, at cost..............      $33,972,397      $13,087,195     $4,647,671
The Trusts shares held
 Class A..................................................        2,429,934           58,863             --
 Class B..................................................          658,347        1,476,438        389,735


                                                               EQ/GAMCO
                                                            Small Company   EQ/International   EQ/International
                                                                Value           Core PLUS           Growth
                                                           --------------- ------------------ -----------------
Assets:
Investments in shares of The Trusts, at fair value........   $26,043,464       $14,747,162       $10,232,339
Receivable for The Trusts shares sold.....................            --                --            26,021
Receivable for policy-related transactions................        19,595            39,516                --
                                                             -----------       -----------       -----------
  Total assets............................................    26,063,059        14,786,678        10,258,360
                                                             -----------       -----------       -----------
Liabilities:
Payable for The Trusts shares purchased...................        19,595            37,819                --
Payable for policy-related transactions...................            --                --            26,021
                                                             -----------       -----------       -----------
  Total liabilities.......................................        19,595            37,819            26,021
                                                             -----------       -----------       -----------
Net Assets................................................   $26,043,464       $14,748,859       $10,232,339
                                                             ===========       ===========       ===========
Net Assets:
Accumulation Units........................................    26,043,253        14,718,796        10,229,463
Accumulation nonunitized..................................            --                --                --
Retained by AXA Equitable in Separate Account FP..........           211            30,063             2,876
                                                             -----------       -----------       -----------
Total net assets..........................................   $26,043,464       $14,748,859       $10,232,339
                                                             ===========       ===========       ===========
Investments in shares of The Trusts, at cost..............   $35,963,088       $24,824,485       $15,641,196
The Trusts shares held
 Class A..................................................            --           190,845                --
 Class B..................................................     1,241,742         1,978,308         2,438,938

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                             EQ/JPMorgan       EQ/JPMorgan
                                                              Core Bond    Value Opportunities
                                                           -------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value........  $50,324,567        $21,506,056
Receivable for The Trusts shares sold.....................       57,862             93,128
Receivable for policy-related transactions................           --                 --
                                                            -----------        -----------
  Total assets............................................   50,382,429         21,599,184
                                                            -----------        -----------
Liabilities:
Payable for The Trusts shares purchased...................           --                 --
Payable for policy-related transactions...................       61,744            105,020
                                                            -----------        -----------
  Total liabilities.......................................       61,744            105,020
                                                            -----------        -----------
Net Assets................................................  $50,320,685        $21,494,164
                                                            ===========        ===========
Net Assets:
Accumulation Units........................................   50,305,773         21,452,465
Accumulation nonunitized..................................           --                 --
Retained by AXA Equitable in Separate Account FP..........       14,912             41,699
                                                            -----------        -----------
Total net assets..........................................  $50,320,685        $21,494,164
                                                            ===========        ===========
Investments in shares of The Trusts, at cost..............  $58,719,935        $38,309,560
The Trusts shares held
 Class A..................................................    2,120,415             76,279
 Class B..................................................    3,252,255          3,105,476


                                                            EQ/Large Cap   EQ/Large Cap   EQ/Large Cap   EQ/Large Cap
                                                              Core PLUS    Growth Index    Growth PLUS    Value Index
                                                           -------------- -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $ 7,301,084    $75,784,786    $106,530,086    $1,646,992
Receivable for The Trusts shares sold.....................       27,694         70,343         136,690            --
Receivable for policy-related transactions................           --             --              --           261
                                                            -----------    -----------    ------------    ----------
  Total assets............................................    7,328,778     75,855,129     106,666,776     1,647,253
                                                            -----------    -----------    ------------    ----------
Liabilities:
Payable for The Trusts shares purchased...................           --             --              --           261
Payable for policy-related transactions...................       27,795        272,135         245,347            --
                                                            -----------    -----------    ------------    ----------
  Total liabilities.......................................       27,795        272,135         245,347           261
                                                            -----------    -----------    ------------    ----------
Net Assets................................................  $ 7,300,983    $75,582,994    $106,421,429    $1,646,992
                                                            ===========    ===========    ============    ==========
Net Assets:
Accumulation Units........................................    7,265,800     75,561,755     106,398,224     1,646,956
Accumulation nonunitized..................................           --             --              --            --
Retained by AXA Equitable in Separate Account FP..........       35,183         21,239          23,205            36
                                                            -----------    -----------    ------------    ----------
Total net assets..........................................  $ 7,300,983    $75,582,994    $106,421,429    $1,646,992
                                                            ===========    ===========    ============    ==========
Investments in shares of The Trusts, at cost..............  $11,427,987    $95,273,373    $131,920,901    $3,020,280
The Trusts shares held
 Class A..................................................       43,264        979,945         442,175       268,639
 Class B..................................................    1,245,952     12,606,589       9,276,326       119,552

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                             EQ/Large Cap     EQ/Long
                                                              Value PLUS     Term Bond
                                                           --------------- -------------
Assets:
Investments in shares of The Trusts, at fair value........  $383,172,616    $3,168,775
Receivable for The Trusts shares sold.....................     1,025,322        12,325
Receivable for policy-related transactions................            --            --
                                                            ------------    ----------
  Total assets............................................   384,197,938     3,181,100
                                                            ------------    ----------
Liabilities:
Payable for The Trusts shares purchased...................            --            --
Payable for policy-related transactions...................       958,953        12,325
                                                            ------------    ----------
  Total liabilities.......................................       958,953        12,325
                                                            ------------    ----------
Net Assets................................................  $383,238,985    $3,168,775
                                                            ============    ==========
Net Assets:
Accumulation Units........................................   383,075,935     3,168,775
Accumulation nonunitized..................................        75,920            --
Retained by AXA Equitable in Separate Account FP..........        87,130            --
                                                            ------------    ----------
Total net assets..........................................  $383,238,985    $3,168,775
                                                            ============    ==========
Investments in shares of The Trusts, at cost..............  $711,668,040    $3,144,269
The Trusts shares held
 Class A..................................................    36,495,255       139,046
 Class B..................................................    12,961,802        94,509


                                                              EQ/Lord Abbett    EQ/Lord Abbett   EQ/Lord Abbett     EQ/Marsico
                                                            Growth and Income   Large Cap Core    Mid Cap Value       Focus
                                                           ------------------- ---------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........      $  995,442        $4,001,245       $13,881,752    $113,913,336
Receivable for The Trusts shares sold.....................          15,193            97,208                --              --
Receivable for policy-related transactions................              --                --            50,779           9,688
                                                                ----------        ----------       -----------    ------------
  Total assets............................................       1,010,635         4,098,453        13,932,531     113,923,024
                                                                ----------        ----------       -----------    ------------
Liabilities:
Payable for The Trusts shares purchased...................              --                --             6,942          22,655
Payable for policy-related transactions...................          15,165            97,816                --              --
                                                                ----------        ----------       -----------    ------------
  Total liabilities.......................................          15,165            97,816             6,942          22,655
                                                                ----------        ----------       -----------    ------------
Net Assets................................................      $  995,470        $4,000,637       $13,925,589    $113,900,369
                                                                ==========        ==========       ===========    ============
Net Assets:
Accumulation Units........................................         989,592         4,000,637        13,878,485     113,865,477
Accumulation nonunitized..................................              --                --                --              --
Retained by AXA Equitable in Separate Account FP..........           5,878                --            47,104          34,892
                                                                ----------        ----------       -----------    ------------
Total net assets..........................................      $  995,470        $4,000,637       $13,925,589    $113,900,369
                                                                ==========        ==========       ===========    ============
Investments in shares of The Trusts, at cost..............      $1,405,948        $5,077,675       $24,525,811    $169,670,644
The Trusts shares held
 Class A..................................................          84,490           338,216         1,958,392       2,604,765
 Class B..................................................          47,657           130,760            94,748       8,485,734

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                             EQ/Mid Cap      EQ/Mid Cap       EQ/Money
                                                                Index        Value PLUS        Market
                                                           -------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $ 65,341,978   $129,976,330    $472,291,494
Receivable for The Trusts shares sold.....................        89,945        313,092              --
Receivable for policy-related transactions................            --             --       9,410,170
                                                            ------------   ------------    ------------
  Total assets............................................    65,431,923    130,289,422     481,701,664
                                                            ------------   ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................            --             --       9,740,556
Payable for policy-related transactions...................       125,018        337,503              --
                                                            ------------   ------------    ------------
  Total liabilities.......................................       125,018        337,503       9,740,556
                                                            ------------   ------------    ------------
Net Assets................................................  $ 65,306,905   $129,951,919    $471,961,108
                                                            ============   ============    ============
Net Assets:
Accumulation Units........................................    65,266,049    129,928,744     471,005,173
Accumulation nonunitized..................................            --             --         740,349
Retained by AXA Equitable in Separate Account FP..........        40,856         23,175         215,586
                                                            ------------   ------------    ------------
Total net assets..........................................  $ 65,306,905   $129,951,919    $471,961,108
                                                            ============   ============    ============
Investments in shares of The Trusts, at cost..............  $131,784,464   $251,868,335    $472,382,239
The Trusts shares held
 Class A..................................................     2,705,510      2,570,996     404,013,549
 Class B..................................................    10,517,027     18,704,740      68,253,905


                                                              EQ/Montag &       EQ/PIMCO      EQ/Quality
                                                            Caldwell Growth   Real Return     Bond PLUS
                                                           ----------------- ------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........    $10,091,744     $30,516,379   $119,396,663
Receivable for The Trusts shares sold.....................             --          69,789      1,037,875
Receivable for policy-related transactions................         37,543              --             --
                                                              -----------     -----------   ------------
  Total assets............................................     10,129,287      30,586,168    120,434,538
                                                              -----------     -----------   ------------
Liabilities:
Payable for The Trusts shares purchased...................         37,543              --             --
Payable for policy-related transactions...................             --          72,811      1,074,927
                                                              -----------     -----------   ------------
  Total liabilities.......................................         37,543          72,811      1,074,927
                                                              -----------     -----------   ------------
Net Assets................................................    $10,091,744     $30,513,357   $119,359,611
                                                              ===========     ===========   ============
Net Assets:
Accumulation Units........................................     10,091,330      30,513,222    119,236,070
Accumulation nonunitized..................................             --              --         76,211
Retained by AXA Equitable in Separate Account FP..........            414             135         47,330
                                                              -----------     -----------   ------------
Total net assets..........................................    $10,091,744     $30,513,357   $119,359,611
                                                              ===========     ===========   ============
Investments in shares of The Trusts, at cost..............    $13,310,487     $34,968,123   $135,818,013
The Trusts shares held
 Class A..................................................      1,343,871              --     10,644,021
 Class B..................................................        953,254       3,286,771      3,009,725

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                             EQ/T. Rowe
                                                               EQ/Short        EQ/Small     Price Growth
                                                            Duration Bond   Company Index       Stock
                                                           --------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........    $2,862,293     $36,904,977    $19,011,720
Receivable for The Trusts shares sold.....................            --              --         73,575
Receivable for policy-related transactions................            --              --             --
                                                              ----------     -----------    -----------
  Total assets............................................     2,862,293      36,904,977     19,085,295
                                                              ----------     -----------    -----------
Liabilities:
Payable for The Trusts shares purchased...................        20,461           3,125             --
Payable for policy-related transactions...................         9,953          44,103         72,780
                                                              ----------     -----------    -----------
  Total liabilities.......................................        30,414          47,228         72,780
                                                              ----------     -----------    -----------
Net Assets................................................    $2,831,879     $36,857,749    $19,012,515
                                                              ==========     ===========    ===========
Net Assets:
Accumulation Units........................................     2,831,879      36,805,596     18,972,353
Accumulation nonunitized..................................            --              --             --
Retained by AXA Equitable in Separate Account FP..........            --          52,153         40,162
                                                              ----------     -----------    -----------
Total net assets..........................................    $2,831,879     $36,857,749    $19,012,515
                                                              ==========     ===========    ===========
Investments in shares of The Trusts, at cost..............    $3,103,023     $62,385,460    $29,367,599
The Trusts shares held
 Class A..................................................       230,566       4,389,558         56,723
 Class B..................................................        77,062       1,064,544      1,477,449


                                                                                                 EQ/Van Kampen
                                                                  EQ/UBS        EQ/Van Kampen   Emerging Markets
                                                            Growth and Income      Comstock          Equity
                                                           ------------------- --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value........      $3,313,004        $1,594,764      $156,819,905
Receivable for The Trusts shares sold.....................             258                --           430,669
Receivable for policy-related transactions................              --             5,431                --
                                                                ----------        ----------      ------------
  Total assets............................................       3,313,262         1,600,195       157,250,574
                                                                ----------        ----------      ------------
Liabilities:
Payable for The Trusts shares purchased...................              --             5,431                --
Payable for policy-related transactions...................             258                --           613,910
                                                                ----------        ----------      ------------
  Total liabilities.......................................             258             5,431           613,910
                                                                ----------        ----------      ------------
Net Assets................................................      $3,313,004        $1,594,764      $156,636,664
                                                                ==========        ==========      ============
Net Assets:
Accumulation Units........................................       3,312,982         1,594,720       156,588,438
Accumulation nonunitized..................................              --                --                --
Retained by AXA Equitable in Separate Account FP..........              22                44            48,226
                                                                ----------        ----------      ------------
Total net assets..........................................      $3,313,004        $1,594,764      $156,636,664
                                                                ==========        ==========      ============
Investments in shares of The Trusts, at cost..............      $5,335,664        $2,382,510      $317,080,725
The Trusts shares held
 Class A..................................................              --           150,982         2,766,871
 Class B..................................................         821,735            90,101        17,804,884

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                            EQ/Van Kampen
                                                               Mid Cap     EQ/Van Kampen
                                                               Growth       Real Estate
                                                           -------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $13,640,169     $45,931,235
Receivable for The Trusts shares sold.....................           --         229,291
Receivable for policy-related transactions................           --              --
                                                            -----------     -----------
  Total assets............................................   13,640,169      46,160,526
                                                            -----------     -----------
Liabilities:
Payable for The Trusts shares purchased...................          886              --
Payable for policy-related transactions...................        1,469         210,269
                                                            -----------     -----------
  Total liabilities.......................................        2,355         210,269
                                                            -----------     -----------
Net Assets................................................  $13,637,814     $45,950,257
                                                            ===========     ===========
Net Assets:
Accumulation Units........................................   13,637,598      45,930,202
Accumulation nonunitized..................................           --              --
Retained by AXA Equitable in Separate Account FP..........          216          20,055
                                                            -----------     -----------
Total net assets..........................................  $13,637,814     $45,950,257
                                                            ===========     ===========
Investments in shares of The Trusts, at cost..............  $23,442,856     $85,540,018
The Trusts shares held
 Class A..................................................    1,179,628       9,154,433
 Class B..................................................      464,526         380,828


                                                             Fidelity VIP
                                                            Asset Manager:   Fidelity VIP    Fidelity VIP    Fidelity VIP
                                                                Growth        Contrafund    Equity-Income   Growth & Income
                                                           ---------------- -------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value........    $4,470,274     $26,166,281      $4,515,139      $2,927,099
Receivable for The Trusts shares sold.....................        63,630         328,136         100,988         202,910
Receivable for policy-related transactions................            --              --              --              --
                                                              ----------     -----------      ----------      ----------
  Total assets............................................     4,533,904      26,494,417       4,616,127       3,130,009
                                                              ----------     -----------      ----------      ----------
Liabilities:
Payable for The Trusts shares purchased...................            --              --              --              --
Payable for policy-related transactions...................        63,630         328,136         100,988         202,910
                                                              ----------     -----------      ----------      ----------
  Total liabilities.......................................        63,630         328,136         100,988         202,910
                                                              ----------     -----------      ----------      ----------
Net Assets................................................    $4,470,274     $26,166,281      $4,515,139      $2,927,099
                                                              ==========     ===========      ==========      ==========
Net Assets:
Accumulation Units........................................     4,469,826      26,163,968       4,513,185       2,926,942
Accumulation nonunitized..................................            --              --              --              --
Retained by AXA Equitable in Separate Account FP..........           448           2,313           1,954             157
                                                              ----------     -----------      ----------      ----------
Total net assets..........................................    $4,470,274     $26,166,281      $4,515,139      $2,927,099
                                                              ==========     ===========      ==========      ==========
Investments in shares of The Trusts, at cost..............    $6,760,521     $45,291,043      $8,033,067      $4,583,747
The Trusts shares held
 Class A..................................................            --              --              --              --
 Class B..................................................       466,626       1,728,288         347,318         338,393

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                             Fidelity VIP
                                                            Fidelity VIP   Investment Grade
                                                             High Income         Bond
                                                           -------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value........   $6,563,574       $8,340,156
Receivable for The Trusts shares sold.....................      144,706          254,906
Receivable for policy-related transactions................           --               --
                                                             ----------       ----------
  Total assets............................................    6,708,280        8,595,062
                                                             ----------       ----------
Liabilities:
Payable for The Trusts shares purchased...................           --               --
Payable for policy-related transactions...................      144,706          254,906
                                                             ----------       ----------
  Total liabilities.......................................      144,706          254,906
                                                             ----------       ----------
Net Assets................................................   $6,563,574       $8,340,156
                                                             ==========       ==========
Net Assets:
Accumulation Units........................................    6,563,370        8,339,968
Accumulation nonunitized..................................           --               --
Retained by AXA Equitable in Separate Account FP..........          204              188
                                                             ----------       ----------
Total net assets..........................................   $6,563,574       $8,340,156
                                                             ==========       ==========
Investments in shares of The Trusts, at cost..............   $9,352,872       $8,714,522
The Trusts shares held
 Class A..................................................           --               --
 Class B..................................................    1,687,294          717,741


                                                                                          Fidelity VIP
                                                            Fidelity VIP   Fidelity VIP       Value        Multimanager
                                                               Mid Cap         Value       Strategies    Aggressive Equity
                                                           -------------- -------------- -------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value........  $22,279,171     $2,969,726     $2,697,088      $259,569,895
Receivable for The Trusts shares sold.....................      243,056         34,949         44,984            71,995
Receivable for policy-related transactions................           --             --             --                --
                                                            -----------     ----------     ----------      ------------
  Total assets............................................   22,522,227      3,004,675      2,742,072       259,641,890
                                                            -----------     ----------     ----------      ------------
Liabilities:
Payable for The Trusts shares purchased...................           --             --             --                --
Payable for policy-related transactions...................      243,056         34,949         44,984           199,672
                                                            -----------     ----------     ----------      ------------
  Total liabilities.......................................      243,056         34,949         44,984           199,672
                                                            -----------     ----------     ----------      ------------
Net Assets................................................  $22,279,171     $2,969,726     $2,697,088      $259,442,218
                                                            ===========     ==========     ==========      ============
Net Assets:
Accumulation Units........................................   22,273,298      2,964,691      2,697,033       258,941,633
Accumulation nonunitized..................................           --             --             --           481,322
Retained by AXA Equitable in Separate Account FP..........        5,873          5,035             55            19,263
                                                            -----------     ----------     ----------      ------------
Total net assets..........................................  $22,279,171     $2,969,726     $2,697,088      $259,442,218
                                                            ===========     ==========     ==========      ============
Investments in shares of The Trusts, at cost..............  $36,999,798     $5,719,208     $5,460,199      $373,689,778
The Trusts shares held
 Class A..................................................           --             --             --        14,703,411
 Class B..................................................    1,229,535        447,248        543,768           547,838

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                            Multimanager   Multimanager   Multimanager
                                                              Core Bond     Health Care    High Yield
                                                           -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $83,012,822    $23,588,193    $133,687,790
Receivable for The Trusts shares sold.....................      409,105        244,778         329,802
Receivable for policy-related transactions................           --             --              --
                                                            -----------    -----------    ------------
  Total assets............................................   83,421,927     23,832,971     134,017,592
                                                            -----------    -----------    ------------
Liabilities:
Payable for The Trusts shares purchased...................           --             --              --
Payable for policy-related transactions...................      421,465        244,761         360,527
                                                            -----------    -----------    ------------
  Total liabilities.......................................      421,465        244,761         360,527
                                                            -----------    -----------    ------------
Net Assets................................................  $83,000,462    $23,588,210    $133,657,065
                                                            ===========    ===========    ============
Net Assets:
Accumulation Units........................................   82,990,051     23,562,322     132,941,786
Accumulation nonunitized..................................           --             --         676,535
Retained by AXA Equitable in Separate Account FP..........       10,411         25,888          38,744
                                                            -----------    -----------    ------------
Total net assets..........................................  $83,000,462    $23,588,210    $133,657,065
                                                            ===========    ===========    ============
Investments in shares of The Trusts, at cost..............  $85,975,024    $31,567,972    $199,701,207
The Trusts shares held
 Class A..................................................    2,109,921        778,294      32,857,292
 Class B..................................................    6,298,451      2,182,826       4,649,101


                                                                                   Multimanager  Multimanager
                                                                Multimanager        Large Cap      Large Cap
                                                            International Equity   Core Equity      Growth
                                                           ---------------------- ------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........       $43,980,666       $5,664,664    $11,822,740
Receivable for The Trusts shares sold.....................                --               --             --
Receivable for policy-related transactions................            13,069           20,759          8,907
                                                                 -----------       ----------    -----------
  Total assets............................................        43,993,735        5,685,423     11,831,647
                                                                 -----------       ----------    -----------
Liabilities:
Payable for The Trusts shares purchased...................            18,175           21,496          8,907
Payable for policy-related transactions...................                --               --             --
                                                                 -----------       ----------    -----------
  Total liabilities.......................................            18,175           21,496          8,907
                                                                 -----------       ----------    -----------
Net Assets................................................       $43,975,560       $5,663,927    $11,822,740
                                                                 ===========       ==========    ===========
Net Assets:
Accumulation Units........................................        43,957,815        5,656,531     11,808,434
Accumulation nonunitized..................................                --               --             --
Retained by AXA Equitable in Separate Account FP..........            17,745            7,396         14,306
                                                                 -----------       ----------    -----------
Total net assets..........................................       $43,975,560       $5,663,927    $11,822,740
                                                                 ===========       ==========    ===========
Investments in shares of The Trusts, at cost..............       $74,699,340       $8,893,597    $20,570,414
The Trusts shares held
 Class A..................................................         1,331,350          375,551      1,010,289
 Class B..................................................         3,977,011          435,456      1,209,396

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                            Multimanager  Multimanager
                                                             Large Cap       Mid Cap
                                                               Value         Growth
                                                           ------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $30,423,725   $19,574,460
Receivable for The Trusts shares sold.....................           --            --
Receivable for policy-related transactions................       55,152            --
                                                            -----------   -----------
  Total assets............................................   30,478,877    19,574,460
                                                            -----------   -----------
Liabilities:
Payable for The Trusts shares purchased...................       55,151         3,650
Payable for policy-related transactions...................           --           934
                                                            -----------   -----------
  Total liabilities.......................................       55,151         4,584
                                                            -----------   -----------
Net Assets................................................  $30,423,726   $19,569,876
                                                            ===========   ===========
Net Assets:
Accumulation Units........................................   30,399,130    19,552,008
Accumulation nonunitized..................................           --            --
Retained by AXA Equitable in Separate Account FP..........       24,596        17,868
                                                            -----------   -----------
Total net assets..........................................  $30,423,726   $19,569,876
                                                            ===========   ===========
Investments in shares of The Trusts, at cost..............  $48,911,212   $34,103,920
The Trusts shares held
 Class A..................................................    1,135,300     1,271,175
 Class B..................................................    3,080,958     2,616,743



                                                            Multimanager   Multimanager   Multimanager
                                                               Mid Cap       Small Cap      Small Cap    Multimanager
                                                                Value         Growth          Value       Technology
                                                           -------------- -------------- -------------- -------------
Assets:
Investments in shares of The Trusts, at fair value........  $37,581,536     $3,505,746    $24,194,459    $47,558,013
Receivable for The Trusts shares sold.....................      102,556        107,579         15,883             --
Receivable for policy-related transactions................           --             --             --         71,997
                                                            -----------     ----------    -----------    -----------
  Total assets............................................   37,684,092      3,613,325     24,210,342     47,630,010
                                                            -----------     ----------    -----------    -----------
Liabilities:
Payable for The Trusts shares purchased...................           --             --             --         73,344
Payable for policy-related transactions...................      101,024         85,723         16,441             --
                                                            -----------     ----------    -----------    -----------
  Total liabilities.......................................      101,024         85,723         16,441         73,344
                                                            -----------     ----------    -----------    -----------
Net Assets................................................  $37,583,068     $3,527,602    $24,193,901    $47,556,666
                                                            ===========     ==========    ===========    ===========
Net Assets:
Accumulation Units........................................   37,525,522      3,505,739     24,165,562     47,516,790
Accumulation nonunitized..................................           --             --             --             --
Retained by AXA Equitable in Separate Account FP..........       57,546         21,863         28,339         39,876
                                                            -----------     ----------    -----------    -----------
Total net assets..........................................  $37,583,068     $3,527,602    $24,193,901    $47,556,666
                                                            ===========     ==========    ===========    ===========
Investments in shares of The Trusts, at cost..............  $62,711,210     $5,749,368    $45,608,042    $70,679,841
The Trusts shares held
 Class A..................................................    1,216,487             --      1,286,614        999,416
 Class B..................................................    5,396,522        682,027      2,205,357      5,906,995

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                Target 2015
                                                            Natural Resources   Allocation
                                                           ------------------- ------------
Assets:
Investments in shares of The Trusts, at fair value........     $11,418,205       $877,843
Receivable for The Trusts shares sold.....................              --          1,070
Receivable for policy-related transactions................         193,514             --
                                                               -----------       --------
  Total assets............................................      11,611,719        878,913
                                                               -----------       --------
Liabilities:
Payable for The Trusts shares purchased...................         193,514             --
Payable for policy-related transactions...................              --          1,070
                                                               -----------       --------
  Total liabilities.......................................         193,514          1,070
                                                               -----------       --------
Net Assets................................................     $11,418,205       $877,843
                                                               ===========       ========
Net Assets:
Accumulation Units........................................      11,418,205        877,843
Accumulation nonunitized..................................              --             --
Retained by AXA Equitable in Separate Account FP..........              --             --
                                                               -----------       --------
Total net assets..........................................     $11,418,205       $877,843
                                                               ===========       ========
Investments in shares of The Trusts, at cost..............     $21,044,408       $933,788
The Trusts shares held
 Class A..................................................              --             --
 Class B..................................................         485,055        122,404


                                                            Target 2025   Target 2035   Target 2045   Vanguard VIF
                                                             Allocation    Allocation    Allocation   Equity Index
                                                           ------------- ------------- ------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........    $658,153      $ 96,590      $ 8,099      $4,110,696
Receivable for The Trusts shares sold.....................         800            --           --          48,923
Receivable for policy-related transactions................          --            --        8,099              --
                                                              --------      --------      -------      ----------
  Total assets............................................     658,953        96,590       16,198       4,159,619
                                                              --------      --------      -------      ----------
Liabilities:
Payable for The Trusts shares purchased...................          --            --        8,099              --
Payable for policy-related transactions...................         800            --           --          48,923
                                                              --------      --------      -------      ----------
  Total liabilities.......................................         800            --        8,099          48,923
                                                              --------      --------      -------      ----------
Net Assets................................................    $658,153      $ 96,590      $ 8,099      $4,110,696
                                                              ========      ========      =======      ==========
Net Assets:
Accumulation Units........................................     658,153        96,590        8,099       4,106,652
Accumulation nonunitized..................................          --            --           --              --
Retained by AXA Equitable in Separate Account FP..........          --            --           --           4,044
                                                              --------      --------      -------      ----------
Total net assets..........................................    $658,153      $ 96,590      $ 8,099      $4,110,696
                                                              ========      ========      =======      ==========
Investments in shares of The Trusts, at cost..............    $657,673      $113,107      $ 8,099      $6,234,529
The Trusts shares held
 Class A..................................................          --            --           --         233,430
 Class B..................................................      96,618        14,645        1,306              --

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                              Contract charges     Unit Fair Value     Units Outstanding (000s)
                                             ------------------   -----------------   -------------------------
AXA Aggressive Allocation.................     Class A 0.00%          $ 102.02                    211
AXA Aggressive Allocation.................     Class A 0.00%          $  61.59                     15
AXA Aggressive Allocation.................     Class A 0.00%          $  10.27                     --
AXA Aggressive Allocation.................     Class A 0.60%          $  98.84                    311
AXA Aggressive Allocation.................     Class A 0.80%          $  97.80                      2
AXA Aggressive Allocation.................     Class A 0.90%          $  97.29                     18
AXA Aggressive Allocation.................     Class B 0.00%          $ 100.70                    160
AXA Aggressive Allocation.................     Class B 0.60%          $  97.56                     82
AXA Aggressive Allocation.................     Class B 0.90%          $  96.03                     --
AXA Conservative Allocation...............     Class A 0.00%          $ 112.96                     49
AXA Conservative Allocation...............     Class A 0.00%          $  92.34                      1
AXA Conservative Allocation...............     Class A 0.00%          $  10.29                     --
AXA Conservative Allocation...............     Class A 0.60%          $ 109.45                     65
AXA Conservative Allocation...............     Class A 0.80%          $ 108.30                     --
AXA Conservative Allocation...............     Class A 0.90%          $ 107.73                      7
AXA Conservative Allocation...............     Class B 0.00%          $ 111.49                      8
AXA Conservative Allocation...............     Class B 0.60%          $ 108.02                     25
AXA Conservative Allocation...............     Class B 0.90%          $ 106.32                     --
AXA Conservative-Plus Allocation..........     Class A 0.00%          $ 108.88                     50
AXA Conservative-Plus Allocation..........     Class A 0.00%          $  82.70                      1
AXA Conservative-Plus Allocation..........     Class A 0.00%          $  10.29                     --
AXA Conservative-Plus Allocation..........     Class A 0.60%          $ 105.49                     68
AXA Conservative-Plus Allocation..........     Class A 0.80%          $ 104.38                      1
AXA Conservative-Plus Allocation..........     Class A 0.90%          $ 103.83                      6
AXA Conservative-Plus Allocation..........     Class B 0.00%          $ 107.46                     29
AXA Conservative-Plus Allocation..........     Class B 0.60%          $ 104.12                     25
AXA Conservative-Plus Allocation..........     Class B 0.90%          $ 102.48                     --
AXA Moderate Allocation...................     Class A 0.00%          $ 222.23                    448
AXA Moderate Allocation...................     Class A 0.00%          $  77.63                     13
AXA Moderate Allocation...................     Class A 0.00%          $  10.32                     --
AXA Moderate Allocation...................     Class A 0.60%          $ 499.45                  1,570
AXA Moderate Allocation...................     Class A 0.80%          $ 163.22                     22
AXA Moderate Allocation...................     Class A 0.90%          $ 207.64                    358
AXA Moderate Allocation...................     Class B 0.00%          $ 110.24                    136
AXA Moderate Allocation...................     Class B 0.60%          $ 106.25                    636
AXA Moderate Allocation...................     Class B 0.90%          $ 112.73                     --
AXA Moderate-Plus Allocation..............     Class A 0.00%          $ 108.67                    625
AXA Moderate-Plus Allocation..............     Class A 0.00%          $  69.75                     32
AXA Moderate-Plus Allocation..............     Class A 0.00%          $  10.30                     --
AXA Moderate-Plus Allocation..............     Class A 0.60%          $ 105.29                    775
AXA Moderate-Plus Allocation..............     Class A 0.80%          $ 104.19                      5
AXA Moderate-Plus Allocation..............     Class A 0.90%          $ 103.64                    115
AXA Moderate-Plus Allocation..............     Class B 0.00%          $ 107.26                    401
AXA Moderate-Plus Allocation..............     Class B 0.60%          $ 103.92                    326
AXA Moderate-Plus Allocation..............     Class B 0.90%          $ 102.29                     --
EQ/AllianceBernstein Common Stock.........     Class A 0.00%          $ 207.02                    653
EQ/AllianceBernstein Common Stock.........     Class A 0.00%          $  10.04                     --
EQ/AllianceBernstein Common Stock.........     Class A 0.60%          $ 548.15                  1,557
EQ/AllianceBernstein Common Stock.........     Class A 0.80%          $ 133.50                     60
EQ/AllianceBernstein Common Stock.........     Class A 0.90%          $ 228.54                    300
EQ/AllianceBernstein Common Stock.........     Class B 0.00%          $ 207.02                      1
EQ/AllianceBernstein Common Stock.........     Class B 0.00%          $  65.14                     59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                 Contract charges   Unit Fair Value   Units Outstanding (000s)
                                                                ------------------ ----------------- -------------------------
EQ/AllianceBernstein Common Stock..............................   Class B 0.60%        $  74.08                1,485
EQ/AllianceBernstein Common Stock..............................   Class B 0.90%        $  71.78                   --
EQ/AllianceBernstein Intermediate Government Securities........   Class A 0.00%        $ 213.74                  235
EQ/AllianceBernstein Intermediate Government Securities........   Class A 0.00%        $  10.25                   --
EQ/AllianceBernstein Intermediate Government Securities........   Class A 0.60%        $ 240.40                  241
EQ/AllianceBernstein Intermediate Government Securities........   Class A 0.80%        $ 172.48                    3
EQ/AllianceBernstein Intermediate Government Securities........   Class A 0.90%        $ 196.64                   35
EQ/AllianceBernstein Intermediate Government Securities........   Class B 0.00%        $ 154.63                    7
EQ/AllianceBernstein Intermediate Government Securities........   Class B 0.60%        $ 145.89                  187
EQ/AllianceBernstein Intermediate Government Securities........   Class B 0.90%        $ 144.81                   --
EQ/AllianceBernstein International.............................   Class A 0.00%        $ 122.66                  506
EQ/AllianceBernstein International.............................   Class A 0.00%        $  10.59                   --
EQ/AllianceBernstein International.............................   Class A 0.60%        $ 112.92                2,240
EQ/AllianceBernstein International.............................   Class A 0.80%        $  93.07                   16
EQ/AllianceBernstein International.............................   Class A 0.90%        $ 108.32                  220
EQ/AllianceBernstein International.............................   Class B 0.00%        $  84.37                   46
EQ/AllianceBernstein International.............................   Class B 0.60%        $  84.49                  523
EQ/AllianceBernstein International.............................   Class B 0.90%        $  80.34                   --
EQ/AllianceBernstein Small Cap Growth..........................   Class A 0.00%        $ 137.63                  207
EQ/AllianceBernstein Small Cap Growth..........................   Class A 0.00%        $  10.47                   --
EQ/AllianceBernstein Small Cap Growth..........................   Class A 0.60%        $ 128.29                  447
EQ/AllianceBernstein Small Cap Growth..........................   Class A 0.80%        $ 125.31                    6
EQ/AllianceBernstein Small Cap Growth..........................   Class A 0.90%        $ 123.85                   59
EQ/AllianceBernstein Small Cap Growth..........................   Class B 0.00%        $ 113.82                   13
EQ/AllianceBernstein Small Cap Growth..........................   Class B 0.60%        $  95.79                  358
EQ/AllianceBernstein Small Cap Growth..........................   Class B 0.90%        $  92.81                   --
EQ/Ariel Appreciation II.......................................   Class A 0.00%        $  57.28                   16
EQ/Ariel Appreciation II.......................................   Class A 0.60%        $  56.69                    4
EQ/Ariel Appreciation II.......................................   Class A 0.80%        $  56.50                   --
EQ/Ariel Appreciation II.......................................   Class A 0.90%        $  56.40                   --
EQ/Ariel Appreciation II.......................................   Class B 0.00%        $  70.25                    2
EQ/Ariel Appreciation II.......................................   Class B 0.60%        $  56.45                    2
EQ/Ariel Appreciation II.......................................   Class B 0.90%        $  56.16                   --
EQ/AXA Rosenberg VIT Value Long/Short Equity...................   Class B 0.00%        $ 106.12                   30
EQ/AXA Rosenberg VIT Value Long/Short Equity...................   Class B 0.60%        $ 102.55                   84
EQ/AXA Rosenberg VIT Value Long/Short Equity...................   Class B 0.80%        $ 101.38                   --
EQ/AXA Rosenberg VIT Value Long/Short Equity...................   Class B 0.90%        $ 100.80                    5
EQ/BlackRock Basic Value Equity................................   Class A 0.00%        $ 133.48                  103
EQ/BlackRock Basic Value Equity................................   Class A 0.00%        $  95.59                   10
EQ/BlackRock Basic Value Equity................................   Class A 0.00%        $  10.23                   --
EQ/BlackRock Basic Value Equity................................   Class A 0.60%        $ 129.34                    5
EQ/BlackRock Basic Value Equity................................   Class B 0.00%        $ 177.01                  114
EQ/BlackRock Basic Value Equity................................   Class B 0.60%        $ 165.01                  462
EQ/BlackRock Basic Value Equity................................   Class B 0.60%        $ 107.91                   47
EQ/BlackRock Basic Value Equity................................   Class B 0.80%        $ 161.18                    4
EQ/BlackRock Basic Value Equity................................   Class B 0.90%        $ 159.29                   41
EQ/BlackRock International Value...............................   Class A 0.00%        $ 146.17                  104
EQ/BlackRock International Value...............................   Class A 0.00%        $ 114.79                    6
EQ/BlackRock International Value...............................   Class A 0.00%        $  10.71                   --
EQ/BlackRock International Value...............................   Class A 0.60%        $ 108.89                    6
EQ/BlackRock International Value...............................   Class B 0.00%        $ 107.71                  204

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                             Contract charges     Unit Fair Value     Units Outstanding (000s)
                                            ------------------   -----------------   -------------------------
EQ/BlackRock International Value.........     Class B 0.60%          $ 112.09                    570
EQ/BlackRock International Value.........     Class B 0.60%          $ 109.78                      9
EQ/BlackRock International Value.........     Class B 0.80%          $  99.90                      3
EQ/BlackRock International Value.........     Class B 0.90%          $ 108.61                     55
EQ/Boston Advisors Equity Income.........     Class A 0.00%          $  66.79                      2
EQ/Boston Advisors Equity Income.........     Class A 0.60%          $  66.11                     43
EQ/Boston Advisors Equity Income.........     Class A 0.80%          $  65.89                     --
EQ/Boston Advisors Equity Income.........     Class A 0.90%          $  65.77                      3
EQ/Boston Advisors Equity Income.........     Class B 0.00%          $  92.72                     41
EQ/Boston Advisors Equity Income.........     Class B 0.60%          $  65.83                     17
EQ/Boston Advisors Equity Income.........     Class B 0.90%          $  65.49                     --
EQ/Calvert Socially Responsible..........     Class A 0.00%          $  97.22                     --
EQ/Calvert Socially Responsible..........     Class B 0.00%          $  61.36                      2
EQ/Calvert Socially Responsible..........     Class B 0.60%          $  57.99                      5
EQ/Calvert Socially Responsible..........     Class B 0.80%          $  56.91                     --
EQ/Calvert Socially Responsible..........     Class B 0.90%          $  56.37                     --
EQ/Capital Guardian Growth...............     Class A 0.00%          $  96.60                      3
EQ/Capital Guardian Growth...............     Class B 0.00%          $  52.31                      8
EQ/Capital Guardian Growth...............     Class B 0.60%          $  56.89                     45
EQ/Capital Guardian Growth...............     Class B 0.60%          $  49.94                      5
EQ/Capital Guardian Growth...............     Class B 0.80%          $  48.52                     --
EQ/Capital Guardian Growth...............     Class B 0.90%          $  55.12                      7
EQ/Capital Guardian Research.............     Class A 0.00%          $ 117.30                     51
EQ/Capital Guardian Research.............     Class A 0.00%          $  86.35                      6
EQ/Capital Guardian Research.............     Class A 0.00%          $   9.97                     --
EQ/Capital Guardian Research.............     Class A 0.60%          $  77.62                      7
EQ/Capital Guardian Research.............     Class B 0.00%          $  89.78                    130
EQ/Capital Guardian Research.............     Class B 0.60%          $  84.88                    647
EQ/Capital Guardian Research.............     Class B 0.80%          $  83.29                      6
EQ/Capital Guardian Research.............     Class B 0.90%          $  82.51                     56
EQ/Caywood-Scholl High Yield Bond........     Class B 0.00%          $  94.21                     10
EQ/Caywood-Scholl High Yield Bond........     Class B 0.00%          $  80.42                      6
EQ/Caywood-Scholl High Yield Bond........     Class B 0.60%          $  79.60                     25
EQ/Caywood-Scholl High Yield Bond........     Class B 0.80%          $  79.33                     --
EQ/Caywood-Scholl High Yield Bond........     Class B 0.90%          $  79.20                      2
EQ/Equity 500 Index......................     Class A 0.00%          $ 239.18                    496
EQ/Equity 500 Index......................     Class A 0.00%          $   9.95                     --
EQ/Equity 500 Index......................     Class A 0.60%          $ 221.05                  1,003
EQ/Equity 500 Index......................     Class A 0.80%          $ 151.11                     17
EQ/Equity 500 Index......................     Class A 0.90%          $ 211.35                    167
EQ/Equity 500 Index......................     Class B 0.00%          $  72.94                     54
EQ/Equity 500 Index......................     Class B 0.60%          $  71.13                    959
EQ/Equity 500 Index......................     Class B 0.90%          $  79.31                     --
EQ/Evergreen International Bond..........     Class A 0.00%          $ 122.61                    106
EQ/Evergreen International Bond..........     Class A 0.00%          $  10.72                     --
EQ/Evergreen International Bond..........     Class A 0.60%          $ 113.66                     83
EQ/Evergreen International Bond..........     Class A 0.80%          $ 113.27                     --
EQ/Evergreen International Bond..........     Class A 0.90%          $ 113.08                      7
EQ/Evergreen International Bond..........     Class B 0.00%          $ 117.74                     17
EQ/Evergreen International Bond..........     Class B 0.60%          $ 113.17                     39
EQ/Evergreen International Bond..........     Class B 0.90%          $ 112.59                     --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                             Contract charges     Unit Fair Value     Units Outstanding (000s)
                                            ------------------   -----------------   -------------------------
EQ/Evergreen Omega.......................     Class A 0.00%          $ 135.74                     3
EQ/Evergreen Omega.......................     Class A 0.00%          $  96.28                     1
EQ/Evergreen Omega.......................     Class A 0.00%          $  10.23                    --
EQ/Evergreen Omega.......................     Class B 0.00%          $  78.25                    33
EQ/Evergreen Omega.......................     Class B 0.60%          $  71.68                    91
EQ/Evergreen Omega.......................     Class B 0.80%          $  72.59                    --
EQ/Evergreen Omega.......................     Class B 0.90%          $  71.91                     5
EQ/Evergreen Omega.......................     Class B 0.90%          $  69.63                    --
EQ/GAMCO Mergers and Acquisitions........     Class B 0.00%          $ 105.99                     7
EQ/GAMCO Mergers and Acquisitions........     Class B 0.00%          $  84.98                     9
EQ/GAMCO Mergers and Acquisitions........     Class B 0.60%          $  84.12                    25
EQ/GAMCO Mergers and Acquisitions........     Class B 0.80%          $  83.83                    --
EQ/GAMCO Mergers and Acquisitions........     Class B 0.90%          $  83.69                     4
EQ/GAMCO Small Company Value.............     Class B 0.00%          $ 106.70                   108
EQ/GAMCO Small Company Value.............     Class B 0.00%          $  69.69                     9
EQ/GAMCO Small Company Value.............     Class B 0.60%          $  68.98                   182
EQ/GAMCO Small Company Value.............     Class B 0.80%          $  68.75                     1
EQ/GAMCO Small Company Value.............     Class B 0.90%          $  68.63                    19
EQ/International Core PLUS...............     Class A 0.00%          $ 145.03                     7
EQ/International Core PLUS...............     Class A 0.60%          $ 109.33                     3
EQ/International Core PLUS...............     Class B 0.00%          $  94.65                    17
EQ/International Core PLUS...............     Class B 0.60%          $  89.19                   126
EQ/International Core PLUS...............     Class B 0.80%          $  87.79                    --
EQ/International Core PLUS...............     Class B 0.90%          $  86.71                     7
EQ/International Growth..................     Class B 0.00%          $ 101.17                    11
EQ/International Growth..................     Class B 0.00%          $  63.40                    35
EQ/International Growth..................     Class B 0.60%          $  62.75                    92
EQ/International Growth..................     Class B 0.80%          $  62.54                    --
EQ/International Growth..................     Class B 0.90%          $  62.43                    18
EQ/JPMorgan Core Bond....................     Class A 0.00%          $ 111.49                   159
EQ/JPMorgan Core Bond....................     Class A 0.60%          $ 114.58                    18
EQ/JPMorgan Core Bond....................     Class B 0.00%          $ 116.70                    28
EQ/JPMorgan Core Bond....................     Class B 0.60%          $ 137.18                   163
EQ/JPMorgan Core Bond....................     Class B 0.60%          $ 134.84                    17
EQ/JPMorgan Core Bond....................     Class B 0.80%          $ 110.25                     1
EQ/JPMorgan Core Bond....................     Class B 0.90%          $ 109.47                    22
EQ/JPMorgan Core Bond....................     Class B 0.90%          $ 132.92                    --
EQ/JPMorgan Value Opportunities..........     Class A 0.00%          $ 115.83                     3
EQ/JPMorgan Value Opportunities..........     Class A 0.00%          $  88.92                     2
EQ/JPMorgan Value Opportunities..........     Class A 0.00%          $  10.18                    --
EQ/JPMorgan Value Opportunities..........     Class B 0.00%          $ 109.02                    47
EQ/JPMorgan Value Opportunities..........     Class B 0.60%          $ 101.63                   128
EQ/JPMorgan Value Opportunities..........     Class B 0.60%          $  71.32                    15
EQ/JPMorgan Value Opportunities..........     Class B 0.80%          $  99.27                     2
EQ/JPMorgan Value Opportunities..........     Class B 0.90%          $  98.11                    17
EQ/Large Cap Core PLUS...................     Class A 0.00%          $  93.29                    --
EQ/Large Cap Core PLUS...................     Class A 0.00%          $ 112.49                     2
EQ/Large Cap Core PLUS...................     Class A 0.00%          $  10.02                    --
EQ/Large Cap Core PLUS...................     Class A 0.60%          $  82.28                    --
EQ/Large Cap Core PLUS...................     Class B 0.00%          $  73.01                    12
EQ/Large Cap Core PLUS...................     Class B 0.60%          $  68.92                    70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                            Contract charges     Unit Fair Value     Units Outstanding (000s)
                                           ------------------   -----------------   -------------------------
EQ/Large Cap Core PLUS..................     Class B 0.80%          $  67.61                     --
EQ/Large Cap Core PLUS..................     Class B 0.90%          $  66.96                     20
EQ/Large Cap Growth Index...............     Class A 0.00%          $ 112.82                     45
EQ/Large Cap Growth Index...............     Class A 0.00%          $  93.85                      4
EQ/Large Cap Growth Index...............     Class A 0.00%          $  10.51                     --
EQ/Large Cap Growth Index...............     Class A 0.60%          $  78.82                      1
EQ/Large Cap Growth Index...............     Class B 0.00%          $  56.63                    165
EQ/Large Cap Growth Index...............     Class B 0.60%          $  53.46                  1,086
EQ/Large Cap Growth Index...............     Class B 0.80%          $  52.43                      9
EQ/Large Cap Growth Index...............     Class B 0.90%          $  51.93                     45
EQ/Large Cap Growth PLUS................     Class A 0.00%          $ 129.25                     34
EQ/Large Cap Growth PLUS................     Class A 0.00%          $  98.20                      6
EQ/Large Cap Growth PLUS................     Class A 0.00%          $  10.03                     --
EQ/Large Cap Growth PLUS................     Class A 0.60%          $  83.78                      3
EQ/Large Cap Growth PLUS................     Class B 0.00%          $ 122.89                    109
EQ/Large Cap Growth PLUS................     Class B 0.60%          $ 114.56                    682
EQ/Large Cap Growth PLUS................     Class B 0.60%          $  65.82                     63
EQ/Large Cap Growth PLUS................     Class B 0.80%          $ 111.89                      8
EQ/Large Cap Growth PLUS................     Class B 0.90%          $ 110.58                     45
EQ/Large Cap Value Index................     Class A 0.00%          $  40.02                      5
EQ/Large Cap Value Index................     Class A 0.60%          $  39.62                     23
EQ/Large Cap Value Index................     Class A 0.80%          $  39.48                     --
EQ/Large Cap Value Index................     Class A 0.90%          $  39.41                      1
EQ/Large Cap Value Index................     Class B 0.00%          $  46.45                      7
EQ/Large Cap Value Index................     Class B 0.60%          $  39.45                      4
EQ/Large Cap Value Index................     Class B 0.90%          $  39.25                     --
EQ/Large Cap Value PLUS.................     Class A 0.00%          $ 113.43                    323
EQ/Large Cap Value PLUS.................     Class A 0.00%          $  84.04                     30
EQ/Large Cap Value PLUS.................     Class A 0.00%          $  85.67                    551
EQ/Large Cap Value PLUS.................     Class A 0.00%          $   9.95                     --
EQ/Large Cap Value PLUS.................     Class A 0.60%          $  82.15                     21
EQ/Large Cap Value PLUS.................     Class A 0.60%          $  93.78                  1,796
EQ/Large Cap Value PLUS.................     Class A 0.80%          $  79.46                     32
EQ/Large Cap Value PLUS.................     Class A 0.90%          $  90.87                    263
EQ/Large Cap Value PLUS.................     Class B 0.00%          $  85.09                     48
EQ/Large Cap Value PLUS.................     Class B 0.60%          $  93.15                  1,021
EQ/Large Cap Value PLUS.................     Class B 0.60%          $  80.00                     12
EQ/Large Cap Value PLUS.................     Class B 0.90%          $  90.26                     --
EQ/Long Term Bond.......................     Class A 0.00%          $ 111.98                      6
EQ/Long Term Bond.......................     Class A 0.60%          $ 110.84                     10
EQ/Long Term Bond.......................     Class A 0.80%          $ 110.46                     --
EQ/Long Term Bond.......................     Class A 0.90%          $ 110.27                      1
EQ/Long Term Bond.......................     Class B 0.00%          $ 115.85                      5
EQ/Long Term Bond.......................     Class B 0.60%          $ 110.37                      6
EQ/Long Term Bond.......................     Class B 0.90%          $ 109.80                     --
EQ/Lord Abbett Growth and Income........     Class A 0.00%          $  63.33                      1
EQ/Lord Abbett Growth and Income........     Class A 0.60%          $  62.68                      8
EQ/Lord Abbett Growth and Income........     Class A 0.80%          $  62.47                     --
EQ/Lord Abbett Growth and Income........     Class A 0.90%          $  62.36                      1
EQ/Lord Abbett Growth and Income........     Class B 0.00%          $  82.28                      4
EQ/Lord Abbett Growth and Income........     Class B 0.60%          $  62.41                      1
EQ/Lord Abbett Growth and Income........     Class B 0.90%          $  62.09                     --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                         Contract charges     Unit Fair Value     Units Outstanding (000s)
                                        ------------------   -----------------   -------------------------
EQ/Lord Abbett Large Cap Core........     Class A 0.00%          $  72.08                      9
EQ/Lord Abbett Large Cap Core........     Class A 0.60%          $  71.34                     29
EQ/Lord Abbett Large Cap Core........     Class A 0.80%          $  71.10                     --
EQ/Lord Abbett Large Cap Core........     Class A 0.90%          $  70.98                      2
EQ/Lord Abbett Large Cap Core........     Class B 0.00%          $  91.75                      5
EQ/Lord Abbett Large Cap Core........     Class B 0.60%          $  71.03                      9
EQ/Lord Abbett Large Cap Core........     Class B 0.90%          $  70.66                     --
EQ/Lord Abbett Mid Cap Value.........     Class A 0.00%          $  56.55                    114
EQ/Lord Abbett Mid Cap Value.........     Class A 0.00%          $  10.46                     --
EQ/Lord Abbett Mid Cap Value.........     Class A 0.60%          $  55.98                    111
EQ/Lord Abbett Mid Cap Value.........     Class A 0.80%          $  55.78                     --
EQ/Lord Abbett Mid Cap Value.........     Class A 0.90%          $  55.69                     10
EQ/Lord Abbett Mid Cap Value.........     Class B 0.00%          $  77.64                      8
EQ/Marsico Focus.....................     Class A 0.00%          $ 117.39                    203
EQ/Marsico Focus.....................     Class A 0.00%          $  94.45                     11
EQ/Marsico Focus.....................     Class A 0.00%          $   9.77                     --
EQ/Marsico Focus.....................     Class A 0.60%          $ 113.75                     18
EQ/Marsico Focus.....................     Class B 0.00%          $ 112.22                    166
EQ/Marsico Focus.....................     Class B 0.60%          $ 107.44                    590
EQ/Marsico Focus.....................     Class B 0.80%          $ 105.88                      2
EQ/Marsico Focus.....................     Class B 0.90%          $ 105.11                     45
EQ/Mid Cap Index.....................     Class A 0.00%          $ 119.31                    106
EQ/Mid Cap Index.....................     Class A 0.00%          $  80.63                      3
EQ/Mid Cap Index.....................     Class A 0.00%          $  10.43                     --
EQ/Mid Cap Index.....................     Class A 0.60%          $  85.85                      7
EQ/Mid Cap Index.....................     Class B 0.00%          $  76.78                    102
EQ/Mid Cap Index.....................     Class B 0.60%          $  73.03                    567
EQ/Mid Cap Index.....................     Class B 0.80%          $  71.81                      3
EQ/Mid Cap Index.....................     Class B 0.90%          $  71.21                     33
EQ/Mid Cap Value PLUS................     Class A 0.00%          $ 128.00                    111
EQ/Mid Cap Value PLUS................     Class A 0.00%          $  92.17                     10
EQ/Mid Cap Value PLUS................     Class A 0.00%          $  10.38                     --
EQ/Mid Cap Value PLUS................     Class A 0.60%          $  92.94                      8
EQ/Mid Cap Value PLUS................     Class B 0.00%          $ 119.04                    127
EQ/Mid Cap Value PLUS................     Class B 0.60%          $ 110.96                    781
EQ/Mid Cap Value PLUS................     Class B 0.60%          $ 107.79                     45
EQ/Mid Cap Value PLUS................     Class B 0.80%          $ 108.38                      6
EQ/Mid Cap Value PLUS................     Class B 0.90%          $ 107.12                     64
EQ/Mid Cap Value PLUS................     Class B 0.90%          $  84.45                     --
EQ/Money Market......................     Class A 0.00%          $ 171.41                  1,191
EQ/Money Market......................     Class A 0.00%          $  10.00                     --
EQ/Money Market......................     Class A 0.60%          $ 252.39                    738
EQ/Money Market......................     Class A 0.80%          $ 143.99                      4
EQ/Money Market......................     Class A 0.90%          $ 160.16                     77
EQ/Money Market......................     Class B 0.00%          $ 131.49                    101
EQ/Money Market......................     Class B 0.60%          $ 129.77                    424
EQ/Money Market......................     Class B 0.90%          $ 125.74                     --
EQ/Montag & Caldwell Growth..........     Class A 0.00%          $  78.71                      7
EQ/Montag & Caldwell Growth..........     Class A 0.60%          $  77.91                     64
EQ/Montag & Caldwell Growth..........     Class A 0.80%          $  77.65                     --
EQ/Montag & Caldwell Growth..........     Class A 0.90%          $  77.51                      5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                         Contract charges     Unit Fair Value     Units Outstanding (000s)
                                        ------------------   -----------------   -------------------------
EQ/Montag & Caldwell Growth..........     Class B 0.00%          $  96.84                    22
EQ/Montag & Caldwell Growth..........     Class B 0.60%          $  77.59                    27
EQ/Montag & Caldwell Growth..........     Class B 0.90%          $  77.20                    --
EQ/PIMCO Real Return.................     Class B 0.00%          $ 107.64                    32
EQ/PIMCO Real Return.................     Class B 0.00%          $ 104.47                    55
EQ/PIMCO Real Return.................     Class B 0.60%          $ 103.41                   194
EQ/PIMCO Real Return.................     Class B 0.80%          $ 103.06                     1
EQ/PIMCO Real Return.................     Class B 0.90%          $ 102.88                    11
EQ/Quality Bond PLUS.................     Class A 0.00%          $ 210.91                   176
EQ/Quality Bond PLUS.................     Class A 0.00%          $  10.21                    --
EQ/Quality Bond PLUS.................     Class A 0.60%          $ 181.51                   274
EQ/Quality Bond PLUS.................     Class A 0.80%          $ 167.39                     3
EQ/Quality Bond PLUS.................     Class A 0.90%          $ 173.33                    33
EQ/Quality Bond PLUS.................     Class B 0.00%          $ 143.26                     5
EQ/Quality Bond PLUS.................     Class B 0.60%          $ 134.95                   189
EQ/Quality Bond PLUS.................     Class B 0.90%          $ 133.03                    --
EQ/Short Duration Bond...............     Class A 0.00%          $ 102.15                     6
EQ/Short Duration Bond...............     Class A 0.60%          $ 101.11                    11
EQ/Short Duration Bond...............     Class A 0.80%          $ 100.77                    --
EQ/Short Duration Bond...............     Class A 0.90%          $ 100.59                     4
EQ/Short Duration Bond...............     Class B 0.00%          $ 108.04                     4
EQ/Short Duration Bond...............     Class B 0.60%          $ 100.68                     3
EQ/Short Duration Bond...............     Class B 0.90%          $ 100.16                    --
EQ/Small Company Index...............     Class A 0.00%          $ 154.05                    66
EQ/Small Company Index...............     Class A 0.00%          $  61.67                     3
EQ/Small Company Index...............     Class A 0.00%          $  10.39                    --
EQ/Small Company Index...............     Class A 0.60%          $ 102.07                    15
EQ/Small Company Index...............     Class A 0.60%          $ 131.67                   111
EQ/Small Company Index...............     Class A 0.80%          $ 129.43                    --
EQ/Small Company Index...............     Class A 0.90%          $ 128.69                    12
EQ/Small Company Index...............     Class B 0.00%          $ 112.68                    22
EQ/Small Company Index...............     Class B 0.60%          $ 116.95                    46
EQ/Small Company Index...............     Class B 0.60%          $ 115.45                     3
EQ/Small Company Index...............     Class B 0.90%          $ 113.32                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  54.91                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  55.00                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  55.72                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  58.41                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  58.29                    10
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  10.12                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.60%          $  57.76                     2
EQ/T. Rowe Price Growth Stock........     Class B 0.00%          $  69.00                    20
EQ/T. Rowe Price Growth Stock........     Class B 0.00%          $  58.05                    49
EQ/T. Rowe Price Growth Stock........     Class B 0.60%          $  57.52                   236
EQ/T. Rowe Price Growth Stock........     Class B 0.80%          $  57.35                     1
EQ/T. Rowe Price Growth Stock........     Class B 0.90%          $  57.26                     7
EQ/UBS Growth and Income.............     Class B 0.00%          $  82.71                    17
EQ/UBS Growth and Income.............     Class B 0.00%          $  57.54                    --
EQ/UBS Growth and Income.............     Class B 0.60%          $  56.95                    32
EQ/UBS Growth and Income.............     Class B 0.80%          $  56.75                    --
EQ/UBS Growth and Income.............     Class B 0.90%          $  56.66                     2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                 Contract charges     Unit Fair Value     Units Outstanding (000s)
                                                ------------------   -----------------   -------------------------
EQ/Van Kampen Comstock.......................     Class A 0.00%          $  58.43                     7
EQ/Van Kampen Comstock.......................     Class A 0.60%          $  57.84                    10
EQ/Van Kampen Comstock.......................     Class A 0.80%          $  57.64                    --
EQ/Van Kampen Comstock.......................     Class A 0.90%          $  57.54                     2
EQ/Van Kampen Comstock.......................     Class B 0.00%          $  74.98                     6
EQ/Van Kampen Comstock.......................     Class B 0.60%          $  57.59                     3
EQ/Van Kampen Comstock.......................     Class B 0.90%          $  57.29                    --
EQ/Van Kampen Emerging Markets Equity........     Class A 0.00%          $ 240.26                    78
EQ/Van Kampen Emerging Markets Equity........     Class A 0.00%          $ 149.22                    16
EQ/Van Kampen Emerging Markets Equity........     Class A 0.00%          $  10.55                    --
EQ/Van Kampen Emerging Markets Equity........     Class B 0.00%          $ 129.67                   256
EQ/Van Kampen Emerging Markets Equity........     Class B 0.60%          $ 121.09                   749
EQ/Van Kampen Emerging Markets Equity........     Class B 0.60%          $ 164.18                    27
EQ/Van Kampen Emerging Markets Equity........     Class B 0.80%          $ 118.35                     4
EQ/Van Kampen Emerging Markets Equity........     Class B 0.90%          $ 117.00                    58
EQ/Van Kampen Mid Cap Growth.................     Class A 0.00%          $  60.33                    44
EQ/Van Kampen Mid Cap Growth.................     Class A 0.60%          $  59.71                   110
EQ/Van Kampen Mid Cap Growth.................     Class A 0.80%          $  59.51                    --
EQ/Van Kampen Mid Cap Growth.................     Class A 0.90%          $  59.40                    10
EQ/Van Kampen Mid Cap Growth.................     Class B 0.00%          $  87.96                    14
EQ/Van Kampen Mid Cap Growth.................     Class B 0.60%          $  59.45                    44
EQ/Van Kampen Mid Cap Growth.................     Class B 0.90%          $  59.15                    --
EQ/Van Kampen Real Estate....................     Class A 0.00%          $  51.22                   387
EQ/Van Kampen Real Estate....................     Class A 0.00%          $  10.05                    --
EQ/Van Kampen Real Estate....................     Class A 0.60%          $  50.76                   447
EQ/Van Kampen Real Estate....................     Class A 0.80%          $  50.61                     2
EQ/Van Kampen Real Estate....................     Class A 0.90%          $  50.53                    29
EQ/Van Kampen Real Estate....................     Class B 0.00%          $  50.98                    36
Fidelity VIP Asset Manager: Growth...........     Class B 0.00%          $ 105.49                    42
Fidelity VIP Asset Manager: Growth...........     Class B 0.00%          $  10.20                    --
Fidelity VIP Contrafund......................     Class B 0.00%          $ 127.83                   205
Fidelity VIP Contrafund......................     Class B 0.00%          $  10.19                    --
Fidelity VIP Equity-Income...................     Class B 0.00%          $ 106.04                    43
Fidelity VIP Equity-Income...................     Class B 0.00%          $   9.98                    --
Fidelity VIP Growth & Income.................     Class B 0.00%          $  97.68                    30
Fidelity VIP Growth & Income.................     Class B 0.00%          $   9.95                    --
Fidelity VIP High Income.....................     Class B 0.00%          $ 109.02                    60
Fidelity VIP High Income.....................     Class B 0.00%          $  10.48                    --
Fidelity VIP Investment Grade Bond...........     Class B 0.00%          $ 113.78                    73
Fidelity VIP Investment Grade Bond...........     Class B 0.00%          $  10.36                    --
Fidelity VIP Mid Cap.........................     Class B 0.00%          $ 165.82                   134
Fidelity VIP Mid Cap.........................     Class B 0.00%          $  10.41                    --
Fidelity VIP Value...........................     Class B 0.00%          $  93.44                    32
Fidelity VIP Value...........................     Class B 0.00%          $  10.33                    --
Fidelity VIP Value Startegies................     Class B 0.00%          $ 107.18                    25
Fidelity VIP Value Startegies................     Class B 0.00%          $  10.45                    --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                              Contract charges     Unit Fair Value     Units Outstanding (000s)
                                             ------------------   -----------------   -------------------------
Multimanager Aggressive Equity............     Class A 0.00%          $ 105.45                   219
Multimanager Aggressive Equity............     Class A 0.00%          $  57.33                     2
Multimanager Aggressive Equity............     Class A 0.00%          $  10.13                    --
Multimanager Aggressive Equity............     Class A 0.60%          $ 422.87                   500
Multimanager Aggressive Equity............     Class A 0.80%          $  62.58                    29
Multimanager Aggressive Equity............     Class A 0.90%          $ 112.68                   120
Multimanager Aggressive Equity............     Class B 0.00%          $  54.13                     4
Multimanager Aggressive Equity............     Class B 0.60%          $  51.30                   174
Multimanager Aggressive Equity............     Class B 0.90%          $  49.70                    --
Multimanager Core Bond....................     Class A 0.00%          $ 129.13                   144
Multimanager Core Bond....................     Class A 0.00%          $ 122.01                    10
Multimanager Core Bond....................     Class A 0.00%          $  10.34                    --
Multimanager Core Bond....................     Class A 0.60%          $ 130.57                     8
Multimanager Core Bond....................     Class B 0.00%          $ 134.03                   124
Multimanager Core Bond....................     Class B 0.60%          $ 128.51                   327
Multimanager Core Bond....................     Class B 0.80%          $ 126.71                     1
Multimanager Core Bond....................     Class B 0.90%          $ 125.82                    27
Multimanager Health Care..................     Class A 0.00%          $ 131.88                    40
Multimanager Health Care..................     Class A 0.00%          $ 106.08                     3
Multimanager Health Care..................     Class A 0.00%          $  10.48                    --
Multimanager Health Care..................     Class A 0.60%          $ 100.82                     7
Multimanager Health Care..................     Class B 0.00%          $ 103.14                    52
Multimanager Health Care..................     Class B 0.60%          $  98.89                   114
Multimanager Health Care..................     Class B 0.80%          $  97.50                    --
Multimanager Health Care..................     Class B 0.90%          $  96.81                     7
Multimanager High Yield...................     Class A 0.00%          $ 173.57                   232
Multimanager High Yield...................     Class A 0.00%          $  10.67                    --
Multimanager High Yield...................     Class A 0.60%          $ 303.79                   223
Multimanager High Yield...................     Class A 0.80%          $ 121.80                     6
Multimanager High Yield...................     Class A 0.90%          $ 182.46                    42
Multimanager High Yield...................     Class B 0.00%          $ 105.63                    18
Multimanager High Yield...................     Class B 0.60%          $  86.07                   169
Multimanager High Yield...................     Class B 0.90%          $  83.40                    --
Multimanager International Equity.........     Class A 0.00%          $ 147.41                    70
Multimanager International Equity.........     Class A 0.60%          $ 106.70                     6
Multimanager International Equity.........     Class B 0.00%          $ 139.42                    18
Multimanager International Equity.........     Class B 0.60%          $ 103.13                   274
Multimanager International Equity.........     Class B 0.80%          $ 133.20                    --
Multimanager International Equity.........     Class B 0.90%          $ 100.97                    21
Multimanager Large Cap Core Equity........     Class A 0.00%          $ 116.08                    22
Multimanager Large Cap Core Equity........     Class A 0.60%          $  82.32                     1
Multimanager Large Cap Core Equity........     Class B 0.00%          $ 104.18                     3
Multimanager Large Cap Core Equity........     Class B 0.60%          $  80.32                    33
Multimanager Large Cap Core Equity........     Class B 0.80%          $  99.53                    --
Multimanager Large Cap Core Equity........     Class B 0.90%          $  78.64                     1
Multimanager Large Cap Growth.............     Class A 0.00%          $  95.18                    56
Multimanager Large Cap Growth.............     Class A 0.60%          $  64.40                     2
Multimanager Large Cap Growth.............     Class B 0.00%          $  85.44                     8
Multimanager Large Cap Growth.............     Class B 0.60%          $  60.08                    86
Multimanager Large Cap Growth.............     Class B 0.80%          $  81.63                    --
Multimanager Large Cap Growth.............     Class B 0.90%          $  58.83                     9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                         Contract charges     Unit Fair Value     Units Outstanding (000s)
                                        ------------------   -----------------   -------------------------
Multimanager Large Cap Value.........     Class A 0.00%          $ 132.72                    57
Multimanager Large Cap Value.........     Class A 0.60%          $  96.40                     6
Multimanager Large Cap Value.........     Class B 0.00%          $ 120.96                    18
Multimanager Large Cap Value.........     Class B 0.60%          $  95.50                   196
Multimanager Large Cap Value.........     Class B 0.80%          $ 115.56                    --
Multimanager Large Cap Value.........     Class B 0.90%          $  93.50                    14
Multimanager Mid Cap Growth..........     Class A 0.00%          $ 128.57                    49
Multimanager Mid Cap Growth..........     Class A 0.60%          $  75.35                     2
Multimanager Mid Cap Growth..........     Class B 0.00%          $ 114.40                     7
Multimanager Mid Cap Growth..........     Class B 0.60%          $  70.81                   156
Multimanager Mid Cap Growth..........     Class B 0.80%          $ 109.30                    --
Multimanager Mid Cap Growth..........     Class B 0.90%          $  69.33                    17
Multimanager Mid Cap Value...........     Class A 0.00%          $ 144.68                    43
Multimanager Mid Cap Value...........     Class A 0.00%          $  95.24                     5
Multimanager Mid Cap Value...........     Class A 0.00%          $  10.82                    --
Multimanager Mid Cap Value...........     Class A 0.60%          $  92.10                     3
Multimanager Mid Cap Value...........     Class B 0.00%          $  95.50                    57
Multimanager Mid Cap Value...........     Class B 0.60%          $  91.56                   253
Multimanager Mid Cap Value...........     Class B 0.80%          $  90.27                     1
Multimanager Mid Cap Value...........     Class B 0.90%          $  89.64                    20
Multimanager Small Cap Growth........     Class B 0.00%          $  81.71                    33
Multimanager Small Cap Growth........     Class B 0.00%          $  55.72                     1
Multimanager Small Cap Growth........     Class B 0.60%          $  54.91                    --
Multimanager Small Cap Growth........     Class B 0.60%          $  55.00                    --
Multimanager Small Cap Growth........     Class B 0.60%          $  55.18                    13
Multimanager Small Cap Growth........     Class B 0.60%          $  55.72                    --
Multimanager Small Cap Growth........     Class B 0.80%          $  55.00                    --
Multimanager Small Cap Growth........     Class B 0.90%          $  54.91                     1
Multimanager Small Cap Value.........     Class A 0.00%          $ 121.87                    67
Multimanager Small Cap Value.........     Class A 0.60%          $ 118.09                     6
Multimanager Small Cap Value.........     Class B 0.00%          $ 128.82                     9
Multimanager Small Cap Value.........     Class B 0.60%          $ 121.88                   105
Multimanager Small Cap Value.........     Class B 0.60%          $ 118.67                     5
Multimanager Small Cap Value.........     Class B 0.80%          $ 119.49                    --
Multimanager Small Cap Value.........     Class B 0.90%          $ 118.36                     6
Multimanager Small Cap Value.........     Class B 0.90%          $ 118.09                    --
Multimanager Technology..............     Class A 0.00%          $ 140.56                    47
Multimanager Technology..............     Class A 0.00%          $  10.06                    --
Multimanager Technology..............     Class A 0.60%          $  75.38                     4
Multimanager Technology..............     Class B 0.00%          $ 115.13                    64
Multimanager Technology..............     Class B 0.60%          $  68.04                   467
Multimanager Technology..............     Class B 0.80%          $ 109.99                     1
Multimanager Technology..............     Class B 0.90%          $  66.61                    19
Natural Resources....................     Class B 0.00%          $  44.71                   255
Natural Resources....................     Class B 0.00%          $  11.50                    --
Target 2015 Allocation...............     Class B 0.00%          $  81.10                    11
Target 2015 Allocation...............     Class B 0.00%          $  10.32                    --
Target 2025 Allocation...............     Class B 0.00%          $  76.56                     9
Target 2025 Allocation...............     Class B 0.00%          $  10.29                    --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                     Contract charges     Unit Fair Value     Units Outstanding (000s)
                                    ------------------   -----------------   -------------------------
Target 2035 Allocation...........     Class B 0.00%           $ 73.61                     1
Target 2035 Allocation...........     Class B 0.00%           $ 10.28                    --
Target 2045 Allocation...........     Class B 0.00%           $ 70.47                    --
Target 2045 Allocation...........     Class B 0.00%           $ 10.26                    --
Vanguard VIF Equity Index........     Class A 0.60%           $ 85.02                    48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                    AXA Aggressive   AXA Conservative   AXA Conservative-Plus     AXA Moderate
                                                      Allocation        Allocation            Allocation           Allocation
                                                   ---------------- ------------------ ----------------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................  $   1,692,307      $    817,329         $    776,488        $   47,547,941
  Expenses:
    Mortality and expense risk charges............        329,115            59,756               63,996             7,353,138
                                                    -------------      ------------         ------------        --------------
Net Investment Income (Loss)......................      1,363,192           757,573              712,492            40,194,803
                                                    -------------      ------------         ------------        --------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........     (2,691,763)         (443,431)            (794,871)            5,776,048
    Realized gain distribution from The Trusts....      6,539,431           195,608              463,176            52,367,449
                                                    -------------      ------------         ------------        --------------
  Net realized gain (loss)........................      3,847,668          (247,823)            (331,695)           58,143,497
                                                    -------------      ------------         ------------        --------------
  Change in unrealized appreciation
    (depreciation) of investments.................    (51,567,418)       (2,099,502)          (4,231,229)         (455,897,773)
                                                    -------------      ------------         ------------        --------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................    (47,719,750)       (2,347,325)          (4,562,924)         (397,754,276)
                                                    -------------      ------------         ------------        --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................  $ (46,356,558)     $ (1,589,752)        $ (3,850,432)       $ (357,559,473)
                                                    =============      ============         ============        ==============


                                                                                                EQ/AllianceBernstein
                                                                                                    Intermediate
                                                     AXA Moderate-Plus   EQ/AllianceBernstein        Government
                                                         Allocation          Common Stock            Securities
                                                    ------------------- ---------------------- ---------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................    $    7,002,514        $   31,611,280          $4,890,186
  Expenses:
    Mortality and expense risk charges............           961,938             9,962,262             594,944
                                                      --------------        --------------          ----------
Net Investment Income (Loss)......................         6,040,576            21,649,018           4,295,242
                                                      --------------        --------------          ----------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........        (4,854,011)          (52,386,603)           (153,106)
    Realized gain distribution from The Trusts....        14,375,161                    --                  --
                                                      --------------        --------------          ----------
  Net realized gain (loss)........................         9,521,150           (52,386,603)           (153,106)
                                                      --------------        --------------          ----------
  Change in unrealized appreciation
    (depreciation) of investments.................      (118,793,848)         (945,707,687)            632,384
                                                      --------------        --------------          ----------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................      (109,272,698)         (998,094,290)            479,278
                                                      --------------        --------------          ----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................    $ (103,232,122)       $ (976,445,272)         $4,774,520
                                                      ==============        ==============          ==========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                             EQ/AllianceBernstein
                                                      EQ/AllianceBernstein        Small Cap
                                                          International             Growth
                                                     ---------------------- ---------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................     $   18,367,014        $       12,477
  Expenses:
    Mortality and expense risk charges............          3,418,919               949,357
                                                         --------------        --------------
Net Investment Income (Loss)......................         14,948,095              (936,880)
                                                         --------------        --------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........         11,177,957            (1,904,389)
    Realized gain distribution from The Trusts....         10,865,079               265,977
                                                         --------------        --------------
  Net realized gain (loss)........................         22,043,036            (1,638,412)
                                                         --------------        --------------
  Change in unrealized appreciation
    (depreciation) of investments.................       (460,109,720)         (106,250,332)
                                                         --------------        --------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................       (438,066,684)         (107,888,744)
                                                         --------------        --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................     $ (423,118,589)       $ (108,825,624)
                                                         ==============        ==============


                                                                        EQ/AXA Rosenberg    EQ/BlackRock
                                                          EQ/Ariel       VIT Value Long/     Basic Value       EQ/BlackRock
                                                      Appreciation II     Short Equity         Equity       International Value
                                                     ----------------- ------------------ ---------------- --------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................      $   17,373         $   23,775      $   2,857,351      $   3,590,944
  Expenses:
    Mortality and expense risk charges............           2,465             69,705            772,221            683,069
                                                        ----------         ----------      -------------      -------------
Net Investment Income (Loss)......................          14,908            (45,930)         2,085,130          2,907,875
                                                        ----------         ----------      -------------      -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........        (109,017)          (254,068)        (2,508,258)        (2,190,741)
    Realized gain distribution from The Trusts....           6,020                 --            788,439          4,067,140
                                                        ----------         ----------      -------------      -------------
  Net realized gain (loss)........................        (102,997)          (254,068)        (1,719,819)         1,876,399
                                                        ----------         ----------      -------------      -------------
  Change in unrealized appreciation
    (depreciation) of investments.................        (463,422)          (492,908)       (73,211,981)       (93,222,321)
                                                        ----------         ----------      -------------      -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................        (566,419)          (746,976)       (74,931,800)       (91,345,922)
                                                        ----------         ----------      -------------      -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................      $ (551,511)        $ (792,906)     $ (72,846,670)     $ (88,438,047)
                                                        ==========         ==========      =============      =============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                      EQ/Boston Advisors       EQ/Calvert
                                                        Equity Income     Socially Responsible
                                                     ------------------- ----------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................      $    212,606           $    2,137
  Expenses:
    Mortality and expense risk charges............            17,297                2,836
                                                        ------------           ----------
Net Investment Income (Loss)......................           195,309                 (699)
                                                        ------------           ----------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........          (366,364)            (155,242)
    Realized gain distribution from The Trusts....            84,096                9,812
                                                        ------------           ----------
  Net realized gain (loss)........................          (282,268)            (145,430)
                                                        ------------           ----------
  Change in unrealized appreciation
    (depreciation) of investments.................        (2,522,435)            (238,510)
                                                        ------------           ----------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................        (2,804,703)            (383,940)
                                                        ------------           ----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................      $ (2,609,394)          $ (384,639)
                                                        ============           ==========


                                                         EQ/Capital         EQ/Capital      EQ/Caywood-Scholl      EQ/Equity
                                                      Guardian Growth   Guardian Research    High Yield Bond       500 Index
                                                     ----------------- ------------------- ------------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................     $     11,439       $   1,104,489       $     315,410     $   11,647,444
  Expenses:
    Mortality and expense risk charges............           33,302             579,974              14,119          2,915,103
                                                       ------------       -------------       -------------     --------------
Net Investment Income (Loss)......................          (21,863)            524,515             301,291          8,732,341
                                                       ------------       -------------       -------------     --------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........         (435,514)          2,214,171            (347,882)        (2,057,199)
    Realized gain distribution from The Trusts....               --           1,975,986                  --          6,029,096
                                                       ------------       -------------       -------------     --------------
  Net realized gain (loss)........................         (435,514)          4,190,157            (347,882)         3,971,897
                                                       ------------       -------------       -------------     --------------
  Change in unrealized appreciation
    (depreciation) of investments.................       (2,465,994)        (60,515,259)           (822,396)      (285,887,312)
                                                       ------------       -------------       -------------     --------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................       (2,901,508)        (56,325,102)         (1,170,278)      (281,915,415)
                                                       ------------       -------------       -------------     --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................     $ (2,923,371)      $ (55,800,587)      $    (868,987)    $ (273,183,074)
                                                       ============       =============       =============     ==============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                         EQ/Evergreen       EQ/Evergreen
                                                      International Bond        Omega
                                                     -------------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................      $   5,092,377       $     68,245
  Expenses:
    Mortality and expense risk charges............             72,008             50,805
                                                        -------------       ------------
Net Investment Income (Loss)......................          5,020,369             17,440
                                                        -------------       ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........           (312,855)          (521,251)
    Realized gain distribution from The Trusts....                 --            182,422
                                                        -------------       ------------
  Net realized gain (loss)........................           (312,855)          (338,829)
                                                        -------------       ------------
  Change in unrealized appreciation
    (depreciation) of investments.................         (4,458,311)        (3,222,041)
                                                        -------------       ------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................         (4,771,166)        (3,560,870)
                                                        -------------       ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................      $     249,203       $ (3,543,430)
                                                        =============       ============


                                                        EQ/GAMCO        EQ/GAMCO
                                                       Mergers and   Small Company   EQ/International   EQ/International
                                                      Acquisitions       Value           Core PLUS           Growth
                                                     -------------- --------------- ------------------ -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................     $   21,953    $    180,788     $     323,741      $    135,609
  Expenses:
    Mortality and expense risk charges............         13,500          81,743            89,460            58,169
                                                       ----------    ------------     -------------      ------------
Net Investment Income (Loss)......................          8,453          99,045           234,281            77,440
                                                       ----------    ------------     -------------      ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........       (163,474)     (1,060,290)       (1,818,385)       (1,208,695)
    Realized gain distribution from The Trusts....        161,860         949,092           260,340           246,445
                                                       ----------    ------------     -------------      ------------
  Net realized gain (loss)........................         (1,614)       (111,198)       (1,558,045)         (962,250)
                                                       ----------    ------------     -------------      ------------
  Change in unrealized appreciation
    (depreciation) of investments.................       (573,981)     (9,327,813)       (9,198,184)       (5,280,077)
                                                       ----------    ------------     -------------      ------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................       (575,595)     (9,439,011)      (10,756,229)       (6,242,327)
                                                       ----------    ------------     -------------      ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................     $ (567,142)   $ (9,339,966)    $ (10,521,948)     $ (6,164,887)
                                                       ==========    ============     =============      ============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                       EQ/JPMorgan        EQ/JPMorgan
                                                        Core Bond     Value Opportunities
                                                     --------------- ---------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................    $  2,484,430       $     573,759
  Expenses:
    Mortality and expense risk charges............         215,006             148,991
                                                      ------------       -------------
Net Investment Income (Loss)......................       2,269,424             424,768
                                                      ------------       -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........      (1,352,739)         (3,068,362)
    Realized gain distribution from The Trusts....              --             346,453
                                                      ------------       -------------
  Net realized gain (loss)........................      (1,352,739)         (2,721,909)
                                                      ------------       -------------
  Change in unrealized appreciation
    (depreciation) of investments.................      (6,500,520)        (13,551,374)
                                                      ------------       -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................      (7,853,259)        (16,273,283)
                                                      ------------       -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................    $ (5,583,835)      $ (15,848,515)
                                                      ============       =============


                                                       EQ/Large Cap     EQ/Large Cap     EQ/Large Cap     EQ/Large Cap
                                                         Core PLUS      Growth Index      Growth PLUS      Value Index
                                                     ---------------- ---------------- ---------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................     $     36,894    $     158,795    $     177,444     $     39,814
  Expenses:
    Mortality and expense risk charges............           59,349          487,639          782,832            7,796
                                                       ------------    -------------    -------------     ------------
Net Investment Income (Loss)......................          (22,455)        (328,844)        (605,388)          32,018
                                                       ------------    -------------    -------------     ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........         (919,738)        (741,882)       1,010,527         (419,619)
    Realized gain distribution from The Trusts....               --               --               --           54,511
                                                       ------------    -------------    -------------     ------------
  Net realized gain (loss)........................         (919,738)        (741,882)       1,010,527         (365,108)
                                                       ------------    -------------    -------------     ------------
  Change in unrealized appreciation
    (depreciation) of investments.................       (3,562,832)     (42,772,545)     (69,853,979)      (1,239,085)
                                                       ------------    -------------    -------------     ------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................       (4,482,570)     (43,514,427)     (68,843,452)      (1,604,193)
                                                       ------------    -------------    -------------     ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................     $ (4,505,025)   $ (43,843,271)   $ (69,448,840)    $ (1,572,175)
                                                       ============    =============    =============     ============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                        EQ/Large Cap      EQ/Long
                                                         Value PLUS      Term Bond
                                                     ------------------ -----------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................     $   17,547,844    $ 163,235
  Expenses:
    Mortality and expense risk charges............          2,821,591        8,782
                                                       --------------    ---------
Net Investment Income (Loss)......................         14,726,253      154,453
                                                       --------------    ---------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........        (32,039,818)     (12,561)
    Realized gain distribution from The Trusts....                 --       17,987
                                                       --------------    ---------
  Net realized gain (loss)........................        (32,039,818)       5,426
                                                       --------------    ---------
  Change in unrealized appreciation
    (depreciation) of investments.................       (295,320,703)       7,196
                                                       --------------    ---------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................       (327,360,521)      12,622
                                                       --------------    ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................     $ (312,634,268)   $ 167,075
                                                       ==============    =========


                                                        EQ/Lord Abbett    EQ/Lord Abbett   EQ/Lord Abbett     EQ/Marsico
                                                      Growth and Income   Large Cap Core    Mid Cap Value        Focus
                                                     ------------------- ---------------- ---------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................       $   21,896        $     56,355     $    309,354    $   1,560,647
  Expenses:
    Mortality and expense risk charges............            4,027              13,643           58,198          610,104
                                                         ----------        ------------     ------------    -------------
Net Investment Income (Loss)......................           17,869              42,712          251,156          950,543
                                                         ----------        ------------     ------------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........          (79,419)           (232,597)      (1,658,499)         796,571
    Realized gain distribution from The Trusts....            2,658              22,857          544,914        1,610,927
                                                         ----------        ------------     ------------    -------------
  Net realized gain (loss)........................          (76,761)           (209,740)      (1,113,585)       2,407,498
                                                         ----------        ------------     ------------    -------------
  Change in unrealized appreciation
    (depreciation) of investments.................         (381,127)         (1,038,192)      (8,086,968)     (79,537,808)
                                                         ----------        ------------     ------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................         (457,888)         (1,247,932)      (9,200,553)     (77,130,310)
                                                         ----------        ------------     ------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................       $ (440,019)       $ (1,205,220)    $ (8,949,397)   $ (76,179,767)
                                                         ==========        ============     ============    =============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                         EQ/Mid Cap       EQ/Mid Cap
                                                           Index          Value PLUS
                                                     ----------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.......................   $     945,695    $   2,796,755
  Expenses:
    Mortality and expense risk charges..............         451,924          944,277
                                                       -------------    -------------
Net Investment Income (Loss)........................         493,771        1,852,478
                                                       -------------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments.............      (4,454,539)     (18,623,984)
    Realized gain distribution from The Trusts......       1,142,826               --
                                                       -------------    -------------
  Net realized gain (loss)..........................      (3,311,713)     (18,623,984)
                                                       -------------    -------------
  Change in unrealized appreciation
    (depreciation) of investments...................     (62,531,630)     (74,979,932)
                                                       -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................     (65,843,343)     (93,603,916)
                                                       -------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.........................   $ (65,349,572)   $ (91,751,438)
                                                       =============    =============



                                                        EQ/Money       EQ/Montag &        EQ/PIMCO       EQ/Quality
                                                         Market      Caldwell Growth    Real Return      Bond PLUS
                                                     -------------- ----------------- --------------- ---------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................    $10,504,070     $     40,009     $    881,838    $   7,213,000
  Expenses:
    Mortality and expense risk charges............      1,553,645           44,388           97,928          560,493
                                                      -----------     ------------     ------------    -------------
Net Investment Income (Loss)......................      8,950,425           (4,379)         783,910        6,652,507
                                                      -----------     ------------     ------------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........        (52,501)        (641,630)        (487,939)      (1,568,982)
    Realized gain distribution from The Trusts....             --               --        1,639,848               --
                                                      -----------     ------------     ------------    -------------
  Net realized gain (loss)........................        (52,501)        (641,630)       1,151,909       (1,568,982)
                                                      -----------     ------------     ------------    -------------
  Change in unrealized appreciation
    (depreciation) of investments.................         47,770       (3,355,429)      (4,513,628)     (14,203,456)
                                                      -----------     ------------     ------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................         (4,731)      (3,997,059)      (3,361,719)     (15,772,438)
                                                      -----------     ------------     ------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................    $ 8,945,694     $ (4,001,438)    $ (2,577,809)   $  (9,119,931)
                                                      ===========     ============     ============    =============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                         EQ/Short         EQ/Small
                                                      Duration Bond    Company Index
                                                     --------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.......................   $  170,552      $     483,696
  Expenses:
    Mortality and expense risk charges..............       10,679            198,705
                                                       ----------      -------------
Net Investment Income (Loss)........................      159,873            284,991
                                                       ----------      -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments.............      (27,376)        (2,433,558)
    Realized gain distribution from The Trusts......           --          3,972,701
                                                       ----------      -------------
  Net realized gain (loss)..........................      (27,376)         1,539,143
                                                       ----------      -------------
  Change in unrealized appreciation
    (depreciation) of investments...................     (215,505)       (20,813,018)
                                                       ----------      -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................     (242,881)       (19,273,875)
                                                       ----------      -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.........................   $  (83,008)     $ (18,988,884)
                                                       ==========      =============


                                                                                                          EQ/Van Kampen
                                                      EQ/T. Rowe Price   EQ/UBS Growth   EQ/Van Kampen   Emerging Markets
                                                        Growth Stock       and Income       Comstock          Equity
                                                     ------------------ --------------- --------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.......................   $         920     $     57,289     $   43,731     $      457,968
  Expenses:
    Mortality and expense risk charges..............         126,282           15,441          4,572          1,203,925
                                                       -------------     ------------     ----------     --------------
Net Investment Income (Loss)........................        (125,362)          41,848         39,159           (745,957)
                                                       -------------     ------------     ----------     --------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments.............        (294,899)        (205,597)      (149,801)        13,529,852
    Realized gain distribution from The Trusts......           5,676               --         16,789         14,885,102
                                                       -------------     ------------     ----------     --------------
  Net realized gain (loss)..........................        (289,223)        (205,597)      (133,012)        28,414,954
                                                       -------------     ------------     ----------     --------------
  Change in unrealized appreciation
    (depreciation) of investments...................     (13,525,544)      (1,861,981)      (664,233)      (253,802,672)
                                                       -------------     ------------     ----------     --------------
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................     (13,814,767)      (2,067,578)      (797,245)      (225,387,718)
                                                       -------------     ------------     ----------     --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.........................   $ (13,940,129)    $ (2,025,730)    $ (758,086)    $ (226,133,675)
                                                       =============     ============     ==========     ==============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                       EQ/Van Kampen
                                                          Mid Cap       EQ/Van Kampen
                                                          Growth         Real Estate
                                                     ---------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.......................  $          --     $   1,788,309
  Expenses:
    Mortality and expense risk charges..............         80,401           236,093
                                                      -------------     -------------
Net Investment Income (Loss)........................        (80,401)        1,552,216
                                                      -------------     -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments.............     (1,304,485)       (9,117,193)
    Realized gain distribution from The Trusts......             --           523,839
                                                      -------------     -------------
  Net realized gain (loss)..........................     (1,304,485)       (8,593,354)
                                                      -------------     -------------
  Change in unrealized appreciation
    (depreciation) of investments...................     (9,404,040)      (22,980,129)
                                                      -------------     -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................    (10,708,525)      (31,573,483)
                                                      -------------     -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.........................  $ (10,788,926)    $ (30,021,267)
                                                      =============     =============


                                                       Fidelity VIP
                                                      Asset Manager:    Fidelity VIP     Fidelity VIP    Fidelity VIP
                                                          Growth         Contrafund     Equity-Income   Growth & Income
                                                     ---------------- ---------------- --------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................    $    106,346    $     304,747    $    155,724     $     43,019
  Expenses:
    Mortality and expense risk charges.............              --               --              --               --
                                                       ------------    -------------    ------------     ------------
Net Investment Income (Loss).......................         106,346          304,747         155,724           43,019
                                                       ------------    -------------    ------------     ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............         (70,052)      (8,507,170)     (1,096,663)        (474,502)
    Realized gain distribution from The Trusts.....           3,227        1,065,719           7,140          340,280
                                                       ------------    -------------    ------------     ------------
  Net realized gain (loss).........................         (66,825)      (7,441,451)     (1,089,523)        (134,222)
                                                       ------------    -------------    ------------     ------------
  Change in unrealized appreciation
    (depreciation) of investments..................      (2,744,180)     (13,201,509)     (2,546,871)      (2,012,846)
                                                       ------------    -------------    ------------     ------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................      (2,811,005)     (20,642,960)     (3,636,394)      (2,147,068)
                                                       ------------    -------------    ------------     ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................    $ (2,704,659)   $ (20,338,213)   $ (3,480,670)    $ (2,104,049)
                                                       ============    =============    ============     ============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                       Fidelity VIP
                                                       Fidelity VIP     Investment    Fidelity VIP
                                                        High Income     Grade Bond       Mid Cap
                                                     ---------------- ------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................    $    734,589    $  389,350    $      78,125
  Expenses:
    Mortality and expense risk charges.............              --            --               --
                                                       ------------    ----------    -------------
Net Investment Income (Loss).......................         734,589       389,350           78,125
                                                       ------------    ----------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............        (969,736)     (271,228)      (3,897,824)
    Realized gain distribution from The Trusts.....              --         7,850        5,422,901
                                                       ------------    ----------    -------------
  Net realized gain (loss).........................        (969,736)     (263,378)       1,525,077
                                                       ------------    ----------    -------------
  Change in unrealized appreciation
    (depreciation) of investments..................      (2,022,122)     (519,742)     (17,135,962)
                                                       ------------    ----------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................      (2,991,858)     (783,120)     (15,610,885)
                                                       ------------    ----------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................    $ (2,257,269)   $ (393,770)   $ (15,532,760)
                                                       ============    ==========    =============


                                                       Fidelity VIP      Fidelity VIP       Multimanager
                                                           Value       Value Strategies   Aggressive Equity
                                                     ---------------- ------------------ ------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................    $     31,248      $     24,672      $    2,028,141
  Expenses:
    Mortality and expense risk charges.............              --                --           2,320,803
                                                       ------------      ------------      --------------
Net Investment Income (Loss).......................          31,248            24,672            (292,662)
                                                       ------------      ------------      --------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............        (949,474)       (2,325,380)            997,032
    Realized gain distribution from The Trusts.....         181,553         1,175,247                  --
                                                       ------------      ------------      --------------
  Net realized gain (loss).........................        (767,921)       (1,150,133)            997,032
                                                       ------------      ------------      --------------
  Change in unrealized appreciation
    (depreciation) of investments..................      (2,116,710)       (2,135,183)       (239,906,425)
                                                       ------------      ------------      --------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................      (2,884,631)       (3,285,316)       (239,906,457)
                                                       ------------      ------------      --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................    $ (2,853,383)     $ (3,260,644)     $ (239,202,087)
                                                       ============      ============      ==============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                       Multimanager    Multimanager     Multimanager
                                                        Core Bond       Health Care      High Yield
                                                     --------------- ---------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................   $   4,038,917    $         --    $  16,335,052
  Expenses:
    Mortality and expense risk charges.............         294,059          98,633          763,367
                                                      -------------    ------------    -------------
Net Investment Income (Loss).......................       3,744,858         (98,633)      15,571,685
                                                      -------------    ------------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............        (156,440)     (1,048,732)      (8,011,463)
    Realized gain distribution from The Trusts.....       2,196,692         348,875               --
                                                      -------------    ------------    -------------
  Net realized gain (loss).........................       2,040,252        (699,857)      (8,011,463)
                                                      -------------    ------------    -------------
  Change in unrealized appreciation
    (depreciation) of investments..................      (4,086,962)     (8,120,546)     (51,057,039)
                                                      -------------    ------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................      (2,046,710)     (8,820,403)     (59,068,502)
                                                      -------------    ------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................   $   1,698,148    $ (8,919,036)   $ (43,496,817)
                                                      =============    ============    =============


                                                                              Multimanager    Multimanager
                                                          Multimanager         Large Cap        Large Cap
                                                      International Equity    Core Equity        Growth
                                                     ---------------------- --------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................      $   1,076,698       $     49,382     $         --
  Expenses:
    Mortality and expense risk charges.............            287,089             24,157           53,008
                                                         -------------       ------------     ------------
Net Investment Income (Loss).......................            789,609             25,225          (53,008)
                                                         -------------       ------------     ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............            613,285           (382,276)      (1,302,576)
    Realized gain distribution from The Trusts.....          1,256,535             17,121            2,817
                                                         -------------       ------------     ------------
  Net realized gain (loss).........................          1,869,820           (365,155)      (1,299,759)
                                                         -------------       ------------     ------------
  Change in unrealized appreciation
    (depreciation) of investments..................        (42,486,141)        (3,422,875)      (8,366,392)
                                                         -------------       ------------     ------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................        (40,616,321)        (3,788,030)      (9,666,151)
                                                         -------------       ------------     ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................      $ (39,826,712)      $ (3,762,805)    $ (9,719,159)
                                                         =============       ============     ============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                        Multimanager     Multimanager      Multimanager
                                                      Large Cap Value   Mid Cap Growth    Mid Cap Value
                                                     ----------------- ---------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................    $     600,837    $          --     $     250,042
  Expenses:
    Mortality and expense risk charges.............          160,756          111,559           194,329
                                                       -------------    -------------     -------------
Net Investment Income (Loss).......................          440,081         (111,559)           55,713
                                                       -------------    -------------     -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............       (1,694,986)      (2,104,928)       (5,349,885)
    Realized gain distribution from The Trusts.....           94,324          301,103           661,653
                                                       -------------    -------------     -------------
  Net realized gain (loss).........................       (1,600,662)      (1,803,825)       (4,688,232)
                                                       -------------    -------------     -------------
  Change in unrealized appreciation
    (depreciation) of investments..................      (16,503,698)     (13,570,205)      (16,939,226)
                                                       -------------    -------------     -------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................      (18,104,360)     (15,374,030)      (21,627,458)
                                                       -------------    -------------     -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................    $ (17,664,279)   $ (15,485,589)    $ (21,571,745)
                                                       =============    =============     =============


                                                        Multimanager       Multimanager     Multimanager
                                                      Small Cap Growth   Small Cap Value     Technology
                                                     ------------------ ----------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................     $         --      $     107,693    $          --
  Expenses:
    Mortality and expense risk charges.............            5,026            134,837          318,846
                                                        ------------      -------------    -------------
Net Investment Income (Loss).......................           (5,026)           (27,144)        (318,846)
                                                        ------------      -------------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............         (460,902)        (3,422,469)       1,302,040
    Realized gain distribution from The Trusts.....           16,874            143,790               --
                                                        ------------      -------------    -------------
  Net realized gain (loss).........................         (444,028)        (3,278,679)       1,302,040
                                                        ------------      -------------    -------------
  Change in unrealized appreciation
    (depreciation) of investments..................       (1,836,092)       (12,014,427)     (45,032,927)
                                                        ------------      -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................       (2,280,120)       (15,293,106)     (43,730,887)
                                                        ------------      -------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................     $ (2,285,146)     $ (15,320,250)   $ (44,049,733)
                                                        ============      =============    =============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                                Target 2015
                                                      Natural Resources (a)   Allocation (a)
                                                     ----------------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................       $      24,460         $  33,450
  Expenses:
    Mortality and expense risk charges.............                  --                --
                                                          -------------         ---------
Net Investment Income (Loss).......................              24,460            33,450
                                                          -------------         ---------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............          (4,146,693)          (33,007)
    Realized gain distribution from The Trusts.....           1,321,636             6,041
                                                          -------------         ---------
  Net realized gain (loss).........................          (2,825,057)          (26,966)
                                                          -------------         ---------
  Change in unrealized appreciation
    (depreciation) of investments..................          (9,626,203)          (55,945)
                                                          -------------         ---------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................         (12,451,260)          (82,911)
                                                          -------------         ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................       $ (12,426,800)        $ (49,461)
                                                          =============         =========


                                                        Target 2025      Target 2035      Target 2045     Vanguard VIF
                                                      Allocation (a)   Allocation (a)   Allocation (a)    Equity Index
                                                     ---------------- ---------------- ---------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................      $ 22,685        $   3,119            $--         $    289,522
  Expenses:
    Mortality and expense risk charges.............            --               --             --               30,605
                                                         --------        ---------            ---         ------------
Net Investment Income (Loss).......................        22,685            3,119             --              258,917
                                                         --------        ---------            ---         ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............        (2,307)            (197)            --             (207,953)
    Realized gain distribution from The Trusts.....         4,675              919             --                   --
                                                         --------        ---------            ---         ------------
  Net realized gain (loss).........................         2,368              722             --             (207,953)
                                                         --------        ---------            ---         ------------
  Change in unrealized appreciation
    (depreciation) of investments..................           480          (16,517)            --           (2,355,208)
                                                         --------        ---------            ---         ------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................         2,848          (15,795)            --           (2,563,161)
                                                         --------        ---------            ---         ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................      $ 25,533        $ (12,676)           $--         $ (2,304,244)
                                                         ========        =========            ===         ============

-------
(a) Commenced operations on May 1, 2008
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                           AXA Aggressive
                                                                             Allocation
                                                                  --------------------------------
                                                                        2008             2007
                                                                  ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $    1,363,192   $  2,153,971
  Net realized gain (loss) on investments.......................        3,847,668      5,523,468
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (51,567,418)    (4,399,854)
                                                                   --------------   ------------
  Net increase (decrease) in net assets from operations.........      (46,356,558)     3,277,585
                                                                   --------------   ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       24,008,567     17,538,824
    Transfers between funds and guaranteed interest account,
      net.......................................................       14,700,224     37,054,140
    Transfers for contract benefits and terminations............       (3,330,130)    (1,930,999)
    Contract maintenance charges................................       (7,651,865)    (4,735,011)
                                                                   --------------   ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       27,726,796     47,926,954
                                                                   --------------   ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (229,545)         4,504
                                                                   --------------   ------------
Increase (Decrease) in Net Assets...............................      (18,859,307)    51,209,043
Net Assets -- Beginning of Period...............................       98,049,867     46,840,824
                                                                   --------------   ------------
Net Assets -- End of Period.....................................   $   79,190,560   $ 98,049,867
                                                                   ==============   ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              166            267
  Redeemed......................................................              (67)           (42)
                                                                   --------------   ------------
  Net Increase (Decrease).......................................               99            225
                                                                   --------------   ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              124            101
  Redeemed......................................................              (22)           (29)
                                                                   --------------   ------------
  Net Increase (Decrease).......................................              102             72
                                                                   --------------   ------------


                                                                          AXA Conservative             AXA Conservative-Plus
                                                                             Allocation                      Allocation
                                                                  --------------------------------- --------------------------------
                                                                        2008             2007             2008             2007
                                                                  --------------- ----------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $    757,573      $  354,826      $    712,492      $  382,679
  Net realized gain (loss) on investments.......................       (247,823)        242,626          (331,695)        360,427
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (2,099,502)       (166,099)       (4,231,229)       (313,323)
                                                                   ------------      ----------      ------------      ----------
  Net increase (decrease) in net assets from operations.........     (1,589,752)        431,353        (3,850,432)        429,783
                                                                   ------------      ----------      ------------      ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................      1,879,438       1,074,340         3,725,351       2,506,650
    Transfers between funds and guaranteed interest account,
      net.......................................................      8,425,974       4,937,021         8,914,224       4,589,173
    Transfers for contract benefits and terminations............       (909,791)       (437,955)       (1,335,949)       (291,782)
    Contract maintenance charges................................     (1,227,574)       (770,197)       (1,222,072)       (705,546)
                                                                   ------------      ----------      ------------      ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      8,168,047       4,803,209        10,081,554       6,098,495
                                                                   ------------      ----------      ------------      ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             --              --                --           2,000
                                                                   ------------      ----------      ------------      ----------
Increase (Decrease) in Net Assets...............................      6,578,295       5,234,562         6,231,122       6,530,278
Net Assets -- Beginning of Period...............................     10,472,484       5,237,922        12,909,444       6,379,166
                                                                   ------------      ----------      ------------      ----------
Net Assets -- End of Period.....................................   $ 17,050,779      $10,472,484     $ 19,140,566      $12,909,444
                                                                   ============      ===========     ============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................             93              68                87              54
  Redeemed......................................................            (44)            (32)              (43)            (16)
                                                                   ------------      -----------     ------------      -----------
  Net Increase (Decrease).......................................             49              36                44              38
                                                                   ------------      -----------     ------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             33              12                52              11
  Redeemed......................................................            (12)               (7)            (13)               (3)
                                                                   ------------      -------------   ------------      -------------
  Net Increase (Decrease).......................................             21               5                39               8
                                                                   ------------      ------------    ------------      ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              AXA Moderate
                                                                               Allocation
                                                                  -------------------------------------
                                                                         2008               2007
                                                                  ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $   40,194,803     $   41,039,328
  Net realized gain (loss) on investments.......................        58,143,497         55,770,778
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (455,897,773)       (10,912,507)
                                                                    --------------     --------------
  Net increase (decrease) in net assets from operations.........      (357,559,473)        85,897,599
                                                                    --------------     --------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        97,862,847        104,942,996
    Transfers between funds and guaranteed interest account,
      net.......................................................       (18,828,549)       (21,287,786)
    Transfers for contract benefits and terminations............       (74,580,494)       (78,667,781)
    Contract maintenance charges................................       (86,590,083)       (85,265,192)
                                                                    --------------     --------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (82,136,279)       (80,277,763)
                                                                    --------------     --------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................        (1,292,274)          (130,312)
                                                                    --------------     --------------
Increase (Decrease) in Net Assets...............................      (440,988,026)         5,489,524
Net Assets -- Beginning of Period...............................     1,488,879,787      1,483,390,263
                                                                    --------------     --------------
Net Assets -- End of Period.....................................    $1,047,891,761     $1,488,879,787
                                                                    ==============     ==============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................                88                104
  Redeemed......................................................              (269)              (247)
                                                                    --------------     --------------
  Net Increase (Decrease).......................................              (181)              (143)
                                                                    --------------     --------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               155                 94
  Redeemed......................................................               (68)               (47)
                                                                    --------------     --------------
  Net Increase (Decrease).......................................                87                 47
                                                                    --------------     --------------


                                                                           AXA Moderate-Plus
                                                                              Allocation
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................  $     6,040,576   $   6,603,020
  Net realized gain (loss) on investments.......................        9,521,150       8,507,556
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (118,793,848)     (5,277,939)
                                                                   --------------    -------------
  Net increase (decrease) in net assets from operations.........     (103,232,122)      9,832,637
                                                                   --------------    -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       62,612,190      44,722,425
    Transfers between funds and guaranteed interest account,
      net.......................................................       49,421,694      95,305,921
    Transfers for contract benefits and terminations............       (8,748,940)     (4,954,845)
    Contract maintenance charges................................      (20,148,850)    (13,132,102)
                                                                   --------------    -------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       83,136,094     121,941,399
                                                                   --------------   -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................           32,998              82
                                                                   --------------   -------------
Increase (Decrease) in Net Assets...............................      (20,063,030)    131,774,118
Net Assets -- Beginning of Period...............................      261,233,111     129,458,993
                                                                   --------------   -------------
Net Assets -- End of Period.....................................   $  241,170,081   $ 261,233,111
                                                                   ==============   =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              463             624
  Redeemed......................................................             (161)            (57)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................              302             567
                                                                   ---------------   -------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              351             252
  Redeemed......................................................              (54)            (21)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................              297             231
                                                                   ---------------   -------------


                                                                         EQ/AllianceBernstein
                                                                              Common Stock
                                                                ---------------------------------------
                                                                        2008                 2007
                                                                -------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss).................................. $      21,649,018     $   15,928,819
  Net realized gain (loss) on investments.......................       (52,386,603)        11,043,322
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (945,707,687)        51,798,272
                                                                 -----------------     --------------
  Net increase (decrease) in net assets from operations.........      (976,445,272)        78,770,413
                                                                 -----------------     --------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       137,541,908        163,283,052
    Transfers between funds and guaranteed interest account,
      net.......................................................      (105,716,955)      (136,328,284)
    Transfers for contract benefits and terminations............       (99,132,462)      (121,807,238)
    Contract maintenance charges................................      (119,127,058)      (124,789,121)
                                                                 -----------------     --------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      (186,434,567)      (219,641,591)
                                                                 -----------------     --------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................        (1,140,000)            15,874
                                                                 -----------------     --------------
Increase (Decrease) in Net Assets...............................    (1,164,019,839)      (140,855,304)
Net Assets -- Beginning of Period...............................     2,345,060,448      2,485,915,752
                                                                 -----------------     --------------
Net Assets -- End of Period..................................... $   1,181,040,609     $2,345,060,448
                                                                 =================     ==============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               118                 64
  Redeemed......................................................              (399)              (320)
                                                                 -----------------     --------------
  Net Increase (Decrease).......................................              (281)              (256)
                                                                 -----------------     --------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................                57                 56
  Redeemed......................................................              (144)              (152)
                                                                 -----------------     --------------
  Net Increase (Decrease).......................................               (87)               (96)
                                                                 -----------------     --------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                         EQ/AllianceBernstein
                                                                        Intermediate Government
                                                                              Securities
                                                                  -----------------------------------
                                                                        2008              2007
                                                                  ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................  $   4,295,242      $  5,853,409
 Net realized gain (loss) on investments.........................       (153,106)         (608,816)
 Change in unrealized appreciation (depreciation) on
  investments....................................................        632,384         3,789,931
                                                                   -------------      ------------
 Net increase (decrease) in net assets from operations...........      4,774,520         9,034,524
                                                                   -------------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................     12,592,115        14,206,641
  Transfers between funds and guaranteed interest account,
   net...........................................................      2,749,620        (1,418,273)
  Transfers for contract benefits and terminations...............    (10,877,328)       (5,746,701)
  Contract maintenance charges...................................     (8,543,581)       (8,597,028)
                                                                   -------------      ------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................     (4,079,174)       (1,555,361)
                                                                   -------------      ------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................       (329,000)              413
                                                                   -------------      ------------
Increase (Decrease) in Net Assets................................        366,346         7,479,576
Net Assets -- Beginning of Period................................    143,733,787       136,254,211
                                                                   -------------      ------------
Net Assets -- End of Period......................................  $ 144,100,133      $143,733,787
                                                                   =============      ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................            151              142
 Redeemed........................................................           (151)            (147)
                                                                   -------------      ------------
 Net Increase (Decrease).........................................             --               (5)
                                                                   -------------      ------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................             15               27
 Redeemed........................................................            (41)             (27)
                                                                   -------------      ------------
 Net Increase (Decrease).........................................            (26)              --
                                                                   -------------      ------------



                                                                         EQ/AllianceBernstein
                                                                            International
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $    14,948,095   $   8,207,817
  Net realized gain (loss) on investments.......................        22,043,036     109,504,111
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (460,109,720)    (27,665,577)
                                                                   ---------------   -------------
  Net increase (decrease) in net assets from operations.........      (423,118,589)     90,046,351
                                                                   ---------------   -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        43,183,688      52,399,597
    Transfers between funds and guaranteed interest account,
      net.......................................................       (24,101,976)     (2,781,259)
    Transfers for contract benefits and terminations............       (36,987,270)    (39,479,139)
    Contract maintenance charges................................       (31,658,889)    (32,230,371)
                                                                   ---------------   -------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (49,564,447)    (22,091,172)
                                                                   ---------------   -------------
Net increase (decrease) in amount retained by AXA Equitable
  in Separate Account FP........................................        (1,433,592)        (15,549)
                                                                   ---------------   -------------
Increase (Decrease) in Net Assets...............................      (474,116,628)     67,939,630
Net Assets -- Beginning of Period...............................       862,849,291     794,909,661
                                                                   ---------------   -------------
Net Assets -- End of Period.....................................   $   388,732,663   $ 862,849,291
                                                                   ===============   =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               146             188
  Redeemed......................................................              (438)           (306)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................              (292)           (118)
                                                                   ---------------   -------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................                55              64
  Redeemed......................................................               (69)            (41)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................               (14)             23
                                                                   ---------------   -------------


                                                                        EQ/AllianceBernstein
                                                                          Small Cap Growth
                                                                 -----------------------------------
                                                                        2008              2007
                                                                 -----------------  ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................  $      (936,880)   $  (1,213,538)
  Net realized gain (loss) on investments.......................       (1,638,412)      46,708,591
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (106,250,332)      (9,271,779)
                                                                  ---------------    -------------
  Net increase (decrease) in net assets from operations.........     (108,825,624)      36,223,274
                                                                  ---------------    -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       16,311,740       20,647,316
    Transfers between funds and guaranteed interest account,
      net.......................................................       (6,533,974)     (16,469,190)
    Transfers for contract benefits and terminations............      (11,972,472)     (11,509,351)
    Contract maintenance charges................................       (9,937,495)     (10,303,803)
                                                                  ---------------    -------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      (12,132,201)     (17,635,028)
                                                                  ---------------    -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................          (58,001)         (20,848)
                                                                  ---------------    -------------
Increase (Decrease) in Net Assets...............................     (121,015,826)      18,567,398
Net Assets -- Beginning of Period...............................      250,686,179      232,118,781
                                                                  ---------------    -------------
Net Assets -- End of Period.....................................  $   129,670,353    $ 250,686,179
                                                                  ===============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               68               84
  Redeemed......................................................             (125)            (150)
                                                                  ---------------    -------------
  Net Increase (Decrease).......................................              (57)             (66)
                                                                  ---------------    -------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               23               19
  Redeemed......................................................              (36)             (42)
                                                                  ---------------    -------------
  Net Increase (Decrease).......................................              (13)             (23)
                                                                  ---------------    -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQ/Ariel                 EQ/AXA Rosenberg VIT
                                                                         Appreciation II            Value Long/Short Equity
                                                                  ----------------------------- -------------------------------
                                                                        2008           2007           2008            2007
                                                                  ---------------- ------------ --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $   14,908      $   2,592    $    (45,930)    $   236,730
  Net realized gain (loss) on investments.......................      (102,997)         2,509        (254,068)         44,587
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (463,422)       (64,584)       (492,908)        147,968
                                                                    ----------      ---------    ------------     -----------
  Net increase (decrease) in net assets from operations.........      (551,511)       (59,483)       (792,906)        429,285
                                                                    ----------      ---------    ------------     -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       153,760        149,381       1,615,196       1,900,789
    Transfers between funds and guaranteed interest account,
      net.......................................................     1,142,692        590,215      (2,921,205)       (227,121)
    Transfers for contract benefits and terminations............       (12,764)           (53)       (639,478)       (745,057)
    Contract maintenance charges................................       (48,283)       (16,189)       (718,142)       (668,291)
                                                                    ----------      ---------    ------------     -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................     1,235,405        723,354      (2,663,629)        260,320
                                                                    ----------      ---------    ------------     -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................           394            (97)       (348,352)        100,152
                                                                    ----------      ---------    ------------     -----------
Increase (Decrease) in Net Assets...............................       684,288        663,774      (3,804,887)        789,757
Net Assets -- Beginning of Period...............................       704,236         40,462      16,097,679      15,307,922
                                                                    ----------      ---------    ------------     -----------
Net Assets -- End of Period.....................................    $1,388,524      $ 704,236    $ 12,292,792     $16,097,679
                                                                    ==========      =========    ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................            19              5              --              --
  Redeemed......................................................            (4)            --              --              --
                                                                    ----------      ---------    ------------     -----------
  Net Increase (Decrease).......................................            15              5              --              --
                                                                    ----------      ---------    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             3              2              70              54
  Redeemed......................................................            (1)            --             (94)            (52)
                                                                    ----------      ---------    ------------     -----------
  Net Increase (Decrease).......................................             2              2             (24)              2
                                                                    ----------      ---------    ------------     -----------


                                                                             EQ/BlackRock
                                                                          Basic Value Equity
                                                                  -----------------------------------
                                                                        2008              2007
                                                                  ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $   2,085,130     $  1,322,070
  Net realized gain (loss) on investments.......................      (1,719,819)      22,394,604
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (73,211,981)     (21,732,071)
                                                                   -------------     ------------
  Net increase (decrease) in net assets from operations.........     (72,846,670)       1,984,603
                                                                   -------------     ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................      15,322,544       18,333,112
    Transfers between funds and guaranteed interest account,
      net.......................................................      (2,107,239)     (11,263,303)
    Transfers for contract benefits and terminations............      (9,981,844)      (9,702,807)
    Contract maintenance charges................................      (9,259,837)      (9,738,549)
                                                                   -------------     ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      (6,026,376)     (12,371,547)
                                                                   -------------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................        (107,000)              --
                                                                   -------------     ------------
Increase (Decrease) in Net Assets...............................     (78,980,046)     (10,386,944)
Net Assets -- Beginning of Period...............................     202,854,778      213,241,722
                                                                   -------------     ------------
Net Assets -- End of Period.....................................   $ 123,874,732     $202,854,778
                                                                   =============     ============7
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              36               19
  Redeemed......................................................             (10)              (8)
                                                                   -------------     ------------
  Net Increase (Decrease).......................................              26               11
                                                                   -------------     ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              66               63
  Redeemed......................................................            (114)            (115)
                                                                   -------------     ------------
  Net Increase (Decrease).......................................             (48)             (52)
                                                                   -------------     ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             EQ/BlackRock
                                                                         International Value
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $     2,907,875   $   3,112,667
  Net realized gain (loss) on investments.......................         1,876,399      30,768,671
  Change in unrealized appreciation (depreciation) on
    investments.................................................       (93,222,321)    (14,531,043)
                                                                   ---------------   -------------
  Net increase (decrease) in net assets from operations.........       (88,438,047)     19,350,295
                                                                   ---------------   -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        15,066,805      18,094,361
    Transfers between funds and guaranteed interest account,
      net.......................................................       (13,421,059)     (3,557,351)
    Transfers for contract benefits and terminations............        (8,972,130)     (7,929,250)
    Contract maintenance charges................................        (7,810,987)     (8,005,438)
                                                                   ---------------   -------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (15,137,371)     (1,397,678)
                                                                   ---------------   -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................          (300,000)           (135)
                                                                   ---------------   -------------
Increase (Decrease) in Net Assets...............................      (103,875,418)     17,952,482
Net Assets -- Beginning of Period...............................       213,557,543     195,605,061
                                                                   ---------------   -------------
Net Assets -- End of Period.....................................   $   109,682,125   $ 213,557,543
                                                                   ===============   =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................                21              27
  Redeemed......................................................               (16)            (10)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................                 5              17
                                                                   ---------------   -------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................                95             133
  Redeemed......................................................              (204)           (161)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................              (109)            (28)
                                                                   ---------------   -------------



                                                                          EQ/Boston Advisors
                                                                            Equity Income
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $    195,309       $  110,961
  Net realized gain (loss) on investments.......................        (282,268)         460,638
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (2,522,435)        (483,105)
                                                                    ------------       ----------
  Net increase (decrease) in net assets from operations.........      (2,609,394)          88,494
                                                                    ------------       ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       1,399,757        1,434,632
    Transfers between funds and guaranteed interest account,
      net.......................................................       3,904,679        1,750,805
    Transfers for contract benefits and terminations............        (239,207)         (87,404)
    Contract maintenance charges................................        (492,361)        (280,926)
                                                                    ------------       ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       4,572,868        2,817,107
                                                                    ------------       ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             250           (1,435)
                                                                    ------------       ----------
Increase (Decrease) in Net Assets...............................       1,963,724        2,904,166
Net Assets -- Beginning of Period...............................       6,141,375        3,237,209
                                                                    ------------       ----------
Net Assets -- End of Period.....................................    $  8,105,099       $6,141,375
                                                                    ============       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              44               19
  Redeemed......................................................             (13)              (2)
                                                                    ------------       ----------
  Net Increase (Decrease).......................................              31               17
                                                                    ------------       ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              29               13
  Redeemed......................................................              (5)              (4)
                                                                    ------------       ----------
  Net Increase (Decrease).......................................              24                9
                                                                    ------------       ----------


                                                                              EQ/Calvert
                                                                         Socially Responsible
                                                                    -------------------------------
                                                                          2008            2007
                                                                    ---------------  --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     (699)     $    (68)
  Net realized gain (loss) on investments.......................      (145,430)       51,310
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (238,510)       (8,173)
                                                                    ----------      --------
  Net increase (decrease) in net assets from operations.........      (384,639)       43,069
                                                                    ----------      --------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       141,856        76,867
    Transfers between funds and guaranteed interest account,
      net.......................................................       (43,556)      506,175
    Transfers for contract benefits and terminations............       (46,977)      (58,338)
    Contract maintenance charges................................       (45,915)      (18,444)
                                                                    ----------      --------
Net increase (decrease) in net assets from contractowners
  transactions..................................................         5,408       506,260
                                                                    ----------      --------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         4,999            --
                                                                    ----------      --------
Increase (Decrease) in Net Assets...............................      (374,232)      549,329
Net Assets -- Beginning of Period...............................       864,458       315,129
                                                                    ----------      --------
Net Assets -- End of Period.....................................    $  490,226      $864,458
                                                                    ==========      ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................            --            --
  Redeemed......................................................            --            --
                                                                    ----------      --------
  Net Increase (Decrease).......................................            --            --
                                                                    ----------      --------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             6             6
  Redeemed......................................................            (6)           (1)
                                                                    ----------      --------
  Net Increase (Decrease).......................................            --             5
                                                                    ----------      --------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             EQ/Capital
                                                                          Guardian Growth
                                                                  --------------------------------
                                                                         2008            2007
                                                                  ----------------- --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (21,863)     $  (32,071)
  Net realized gain (loss) on investments........................       (435,514)        215,468
  Change in unrealized appreciation (depreciation) on
    investments........... ......................................     (2,465,994)        (42,095)
                                                                    ------------      ----------
 Net increase (decrease) in net assets from operations...........     (2,923,371)        141,302
                                                                    ------------      ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................        481,156         487,035
    Transfers between funds and guaranteed interest account,
      net........................................................        (61,276)      3,104,279
    Transfers for contract benefits and terminations.............       (995,326)       (190,717)
    Contract maintenance charges.................................       (267,073)       (177,424)
                                                                    ------------      ----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................       (842,519)      3,223,173
                                                                    ------------      ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................        (60,000)             --
                                                                    ------------      ----------
Increase (Decrease) in Net Assets................................     (3,825,890)      3,364,475
Net Assets -- Beginning of Period................................      7,762,168       4,397,693
                                                                    ------------      ----------
Net Assets -- End of Period......................................   $  3,936,278      $7,762,168
                                                                    ============      ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              6               3
  Redeemed.......................................................             (6)             --
                                                                    ------------     -----------
  Net Increase (Decrease)........................................             --               3
                                                                    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             42              40
  Redeemed.......................................................            (54)            (10)
                                                                    ------------     -----------
  Net Increase (Decrease)........................................            (12)             30
                                                                    ------------     -----------



                                                                               EQ/Capital
                                                                          Guardian Research (a)
                                                                  ------------------------------------- -
                                                                         2008               2007
                                                                  ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................   $     524,515      $    938,311
 Net realized gain (loss) on investments.........................       4,190,157         8,989,168
 Change in unrealized appreciation (depreciation) on
  investments....................................................     (60,515,259)      (13,518,007)
                                                                    -------------      ------------
 Net increase (decrease) in net assets from operations...........     (55,800,587)       (3,590,528)
                                                                    -------------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................      10,199,094         8,955,906
  Transfers between funds and guaranteed interest account,
   net...........................................................     (12,816,878)       68,160,275
  Transfers for contract benefits and terminations...............      (9,369,864)       (4,796,089)
  Contract maintenance charges...................................      (6,479,068)       (5,576,526)
                                                                    -------------      ------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................     (18,466,716)       66,743,566
                                                                    -------------      ------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................        (420,001)          254,994
                                                                    -------------      ------------
Increase (Decrease) in Net Assets................................     (74,687,304)       63,408,032
Net Assets -- Beginning of Period................................     153,357,954        89,949,922
                                                                    -------------      ------------
Net Assets -- End of Period......................................   $  78,670,650      $153,357,954
                                                                    =============      ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................               9                65
 Redeemed........................................................             (10)                 (5)
                                                                    -------------      ---------------
 Net Increase (Decrease).........................................                (1)             60
                                                                    ----------------   --------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................              46               494
 Redeemed........................................................            (198)             (134)
                                                                    ---------------    --------------
 Net Increase (Decrease).........................................            (152)              360
                                                                    ---------------    --------------



                                                                       EQ/Caywood-Scholl
                                                                        High Yield Bond
                                                                  ---------------------------
                                                                       2008          2007
                                                                  ------------   ------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $  301,291    $  186,622
  Net realized gain (loss) on investments.......................      (347,882)      (57,021)
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (822,396)     (113,534)
                                                                    ----------    ----------
  Net increase (decrease) in net assets from operations.........      (868,987)       16,067
                                                                    ----------    ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       672,904       563,807
    Transfers between funds and guaranteed interest account,
      net.......................................................     1,940,358     1,428,390
    Transfers for contract benefits and terminations............       (80,816)      (12,672)
    Contract maintenance charges................................      (196,707)      (72,977)
                                                                    ----------   -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................     2,335,739     1,906,548
                                                                    ----------   -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................            --          (582)
                                                                    ----------   -----------
Increase (Decrease) in Net Assets...............................     1,466,752     1,922,033
Net Assets -- Beginning of Period...............................     2,062,601       140,568
                                                                    ----------   -----------
Net Assets -- End of Period.....................................    $3,529,353   $ 2,062,601
                                                                    ==========   ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................            --            --
  Redeemed......................................................            --            --
                                                                    ----------   -----------
  Net Increase (Decrease).......................................            --            --
                                                                    ----------   -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................            48            42
  Redeemed......................................................           (25)          (23)
                                                                    ----------   -----------
  Net Increase (Decrease).......................................            23            19
                                                                    ----------   -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                         EQ/Equity 500 Index
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $     8,732,341   $   8,056,013
  Net realized gain (loss) on investments.......................         3,971,897      40,017,259
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (285,887,312)    (12,295,673)
                                                                   ---------------   -------------
  Net increase (decrease) in net assets from operations.........      (273,183,074)     35,777,599
                                                                   ---------------   -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        48,119,158      60,309,665
    Transfers between funds and guaranteed interest account,
      net.......................................................        (3,066,082)    (18,178,443)
    Transfers for contract benefits and terminations............       (36,296,404)    (47,662,604)
    Contract maintenance charges................................       (35,065,398)    (35,932,482)
                                                                   ---------------   -------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (26,308,726)    (41,463,864)
                                                                   ---------------   -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................           (60,000)           (447)
                                                                   ---------------   -------------
Increase (Decrease) in Net Assets...............................      (299,551,800)     (5,686,712)
Net Assets -- Beginning of Period...............................       750,270,052     755,956,764
                                                                   ---------------   -------------
Net Assets -- End of Period.....................................   $   450,718,252   $ 750,270,052
                                                                   ===============   =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               171             131
  Redeemed......................................................              (245)           (239)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................               (74)           (108)
                                                                   ---------------   -------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................                95              98
  Redeemed......................................................              (136)           (122)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................               (41)            (24)
                                                                   ---------------   -------------


                                                                            EQ/Evergreen
                                                                         International Bond
                                                                  --------------------------------
                                                                        2008            2007
                                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................  $  5,020,369      $ 150,689
  Net realized gain (loss) on investments.........................      (312,855)        40,113
  Change in unrealized appreciation (depreciation) on
    investments....................................................    (4,458,311)         4,630
                                                                   ------------      ---------
  Net increase (decrease) in net assets from operations...........       249,203        195,432
                                                                   ------------      ---------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners..........................     2,487,831        315,192
    Transfers between funds and guaranteed interest account,
      net...........................................................    22,358,072      5,738,626
    Transfers for contract benefits and terminations...............      (930,795)        (6,438)
    Contract maintenance charges...................................    (1,059,517)       (73,839)
                                                                   ------------      ---------
Net increase (decrease) in net assets from contractowners
  transactions....................................................    22,855,591      5,973,541
                                                                   ------------      ---------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................         1,001         (2,813)
                                                                   ------------      ---------
Increase (Decrease) in Net Assets................................    23,105,795      6,166,160
Net Assets -- Beginning of Period................................     6,435,999        269,839
                                                                   ------------      ---------
Net Assets -- End of Period......................................  $ 29,541,794      $6,435,999
                                                                   ============      ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................           283             57
  Redeemed........................................................          (137)              (9)
                                                                   ------------      ------------
  Net Increase (Decrease).........................................           146             48
                                                                   ------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................            69              8
  Redeemed........................................................           (21)              (1)
                                                                   ------------      ------------
  Net Increase (Decrease).........................................            48              7
                                                                   ------------      -----------


                                                                           EQ/Evergreen Omega
                                                                  ------------------------------------
                                                                         2008               2007
                                                                  -----------------  -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     17,440        $   (49,525)
  Net realized gain (loss) on investments.......................        (338,829)           880,743
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (3,222,041)           (38,961)
                                                                    ------------        -----------
  Net increase (decrease) in net assets from operations.........      (3,543,430)           792,257
                                                                    ------------        -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................         633,489          1,182,145
    Transfers between funds and guaranteed interest account,
      net.......................................................          36,797          3,997,076
    Transfers for contract benefits and terminations............        (454,466)          (543,669)
    Contract maintenance charges................................        (487,789)          (388,481)
                                                                    ------------        -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................        (271,969)         4,247,071
                                                                    ------------        -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (75,001)                --
                                                                    ------------        -----------
Increase (Decrease) in Net Assets...............................      (3,890,400)         5,039,328
Net Assets -- Beginning of Period...............................      13,765,253          8,725,925
                                                                    ------------        -----------
Net Assets -- End of Period.....................................    $  9,874,853        $13,765,253
                                                                    ============        ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               2                  3
  Redeemed......................................................              (1)                (1)
                                                                    ------------        -----------
  Net Increase (Decrease).......................................               1                  2
                                                                    ------------        -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              50                 64
  Redeemed......................................................             (50)               (28)
                                                                    ------------        -----------
  Net Increase (Decrease).......................................              --                 36
                                                                    ------------        -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                          EQ/GAMCO Mergers
                                                                          and Acquisitions
                                                                  ---------------------------------
                                                                        2008             2007
                                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................     $    8,453        $  13,442
  Net realized gain (loss) on investments.......................         (1,614)         100,132
  Change in unrealized appreciation (depreciation) on
    investments.................................................       (573,981)        (154,529)
                                                                     ----------       ----------
  Net increase (decrease) in net assets from operations.........       (567,142)         (40,955)
                                                                     ----------       ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        677,734          476,818
    Transfers between funds and guaranteed interest account,
      net.......................................................      1,604,833        2,039,343
    Transfers for contract benefits and terminations............        (94,740)         (54,110)
    Contract maintenance charges................................       (165,765)         (61,837)
                                                                     ----------       ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      2,022,062        2,400,214
                                                                     ----------       ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             --           (1,394)
                                                                     ----------       ----------
Increase (Decrease) in Net Assets...............................      1,454,920        2,357,865
Net Assets -- Beginning of Period...............................      2,454,294           96,429
                                                                     ----------       ----------
Net Assets -- End of Period......................................    $3,909,214       $2,454,294
                                                                     ==========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................           --               --
  Redeemed........................................................           --               --
                                                                     ----------       ----------
  Net Increase (Decrease).........................................           --               --
                                                                     ----------       ----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................           30               30
  Redeemed........................................................           (9)              (7)
                                                                     ------------     ----------
  Net Increase (Decrease).........................................           21               23
                                                                     -----------      ----------

                                                                             EQ/GAMCO
                                                                        Small Company Value
                                                                  -------------------------------
                                                                        2008            2007
                                                                  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................  $     99,045     $    63,243
  Net realized gain (loss) on investments.........................      (111,198)        887,618
  Change in unrealized appreciation (depreciation) on
    investments...................................................    (9,327,813)       (796,459)
                                                                    ------------     -----------
  Net increase (decrease) in net assets from operations...........    (9,339,966)        154,402
                                                                    ------------     -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.........................     4,877,268       4,115,445
    Transfers between funds and guaranteed interest account,
      net.........................................................    12,381,533      12,642,732
    Transfers for contract benefits and terminations..............      (561,719)       (238,685)
    Contract maintenance charges..................................    (1,519,043)       (700,822)
                                                                    ------------     -----------
Net increase (decrease) in net assets from contractowners
  transactions....................................................    15,178,039      15,818,670
                                                                    ------------     -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................         1,600          (4,169)
                                                                    ------------     -----------
Increase (Decrease) in Net Assets................................      5,839,673      15,968,903
Net Assets -- Beginning of Period................................     20,203,791       4,234,888
                                                                    ------------     -----------
Net Assets -- End of Period......................................   $ 26,043,464     $20,203,791
                                                                    ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................            --              --
  Redeemed........................................................            --              --
                                                                    ------------     -----------
  Net Increase (Decrease).........................................            --              --
                                                                    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................           199             159
  Redeemed........................................................           (48)            (21)
                                                                    ------------     -----------
  Net Increase (Decrease).........................................           151             138
                                                                    ------------     -----------


                                                                          EQ/International
                                                                              Core PLUS
                                                                --------------------------------------
                                                                       2008                 2007
                                                                ------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................  $     234,281        $   (18,487)
  Net realized gain (loss) on investments........................     (1,558,045)         4,329,328
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (9,198,184)        (2,334,997)
                                                                   -------------        -----------
  Net increase (decrease) in net assets from operations..........    (10,521,948)         1,975,844
                                                                   -------------        -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................      1,866,427          1,226,119
    Transfers between funds and guaranteed interest account,
      net........................................................      7,880,568          1,888,586
    Transfers for contract benefits and terminations.............       (502,685)          (851,110)
    Contract maintenance charges.................................       (690,155)          (428,120)
                                                                   -------------        -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      8,554,155          1,835,475
                                                                   -------------        -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................       (199,673)                --
                                                                   -------------        -----------
Increase (Decrease) in Net Assets...............................      (2,167,466)         3,811,319
Net Assets -- Beginning of Period...............................      16,916,325         13,105,006
                                                                   -------------        -----------
Net Assets -- End of Period.....................................   $  14,748,859        $16,916,325
                                                                   =============        ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              9                  2
  Redeemed.......................................................             (2)                (1)
                                                                  ----------------     ------------
  Net Increase (Decrease)........................................              7                  1
                                                                  ---------------      ------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             92                 41
  Redeemed.......................................................            (40)               (31)
                                                                  ---------------      ------------
  Net Increase (Decrease)........................................             52                 10
                                                                  ---------------      ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                         EQ/International
                                                                              Growth
                                                                  -------------------------------
                                                                        2008            2007
                                                                  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     77,440     $    25,782
  Net realized gain (loss) on investments........................       (962,250)        373,181
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (5,280,077)       (134,454)
                                                                    ------------     -----------
  Net increase (decrease) in net assets from operations..........     (6,164,887)        264,509
                                                                    ------------     -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................      1,715,627       1,097,284
    Transfers between funds and guaranteed interest account,
      net........................................................      5,205,920       9,097,500
    Transfers for contract benefits and terminations.............       (257,505)        (32,096)
    Contract maintenance charges.................................       (618,397)       (159,107)
                                                                    ------------     -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      6,045,645      10,003,581
                                                                    ------------     -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................          5,001            (355)
                                                                    ------------     -----------
Increase (Decrease) in Net Assets................................       (114,241)     10,267,735
Net Assets -- Beginning of Period................................     10,346,580          78,845
                                                                    ------------     -----------
Net Assets -- End of Period......................................   $ 10,232,339     $10,346,580
                                                                    ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................             --              --
  Redeemed.......................................................             --              --
                                                                    ------------     -----------
  Net Increase (Decrease)........................................             --              --
                                                                    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................            116             115
  Redeemed.......................................................            (55)            (21)
                                                                    ------------     -----------
  Net Increase (Decrease)........................................             61              94
                                                                    ------------     -----------


                                                                             EQ/JPMorgan
                                                                            Core Bond (g)
                                                                  ----------------------------------
                                                                         2008              2007
                                                                  ------------------ ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $   2,269,424     $  2,525,768
  Net realized gain (loss) on investments........................      (1,352,739)        (147,569)
  Change in unrealized appreciation (depreciation) on
    investments..................................................      (6,500,520)        (800,982)
                                                                    -------------     ------------
  Net increase (decrease) in net assets from operations..........      (5,583,835)       1,577,217
                                                                    -------------     ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       8,007,072       10,145,646
    Transfers between funds and guaranteed interest account,
      net........................................................      (7,308,836)       7,157,848
    Transfers for contract benefits and terminations.............      (2,965,466)      (3,678,345)
    Contract maintenance charges.................................      (3,421,088)      (3,256,180)
                                                                    -------------     ------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (5,688,318)      10,368,969
                                                                    -------------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................        (124,999)           4,929
                                                                    -------------     ------------
Increase (Decrease) in Net Assets................................     (11,397,152)      11,951,115
Net Assets -- Beginning of Period................................      61,717,837       49,766,722
                                                                    -------------     ------------
Net Assets -- End of Period......................................   $  50,320,685     $ 61,717,837
                                                                    =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................             22               53
  Redeemed........................................................            (28)             (14)
                                                                    -------------     ------------
  Net Increase (Decrease).........................................             (6)              39
                                                                    -------------     ------------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................             34               86
  Redeemed........................................................            (69)             (45)
                                                                    -------------     ------------
  Net Increase (Decrease)........................................ .           (35)              41
                                                                    -------------     ------------



                                                                              EQ/JPMorgan
                                                                           Value Opportunities
                                                                  -------------------------------------
                                                                         2008               2007
                                                                  ------------------  -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    424,768       $   429,850
  Net realized gain (loss) on investments........................     (2,721,909)        8,421,064
  Change in unrealized appreciation (depreciation) on
    investments..................................................    (13,551,374)       (9,487,928)
                                                                    ------------       -----------
  Net increase (decrease) in net assets from operations..........    (15,848,515)         (637,014)
                                                                    ------------       -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................      2,755,151         3,413,708
    Transfers between funds and guaranteed interest account,
      net........................................................     (3,687,336)          121,337
    Transfers for contract benefits and terminations.............     (2,196,222)       (2,010,585)
    Contract maintenance charges.................................     (1,800,756)       (1,930,192)
                                                                    ------------      ------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................     (4,929,163)         (405,732)
                                                                    ------------      ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................       (133,000)              (27)
                                                                    ------------      ------------
Increase (Decrease) in Net Assets................................    (20,910,678)       (1,042,773)
Net Assets -- Beginning of Period................................     42,404,842        43,447,615
                                                                    ------------      ------------
Net Assets -- End of Period......................................   $ 21,494,164      $ 42,404,842
                                                                    ============      ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              1                 5
  Redeemed.......................................................             (2)               (1)
                                                                    ------------      ------------
  Net Increase (Decrease)........................................             (1)                4
                                                                    ------------      ------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             22                53
  Redeemed.......................................................            (58)              (58)
                                                                    ------------      ------------
  Net Increase (Decrease)........................................            (36)               (5)
                                                                    ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             EQ/Large Cap
                                                                               Core PLUS
                                                                  -----------------------------------
                                                                         2008              2007
                                                                  ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (22,455)     $    87,693
  Net realized gain (loss) on investments........................       (919,738)       3,317,801
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (3,562,832)      (3,011,729)
                                                                    ------------      -----------
  Net increase (decrease) in net assets from operations..........     (4,505,025)         393,765
                                                                    ------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................        796,778          721,171
    Transfers between funds and guaranteed interest account,
      net........................................................       (253,885)        (101,983)
    Transfers for contract benefits and terminations.............       (619,214)        (646,641)
    Contract maintenance charges.................................       (475,488)        (459,766)
                                                                    ------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................       (551,809)        (487,219)
                                                                    ------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................       (188,749)
                                                                    ------------      -----------
Increase (Decrease) in Net Assets................................     (5,245,583)         (93,454)
Net Assets -- Beginning of Period................................     12,546,566       12,640,020
                                                                    ------------      -----------
Net Assets -- End of Period......................................   $  7,300,983      $12,546,566
                                                                    ============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              3                2
  Redeemed.......................................................             (1)              (2)
                                                                    ------------      -----------
  Net Increase (Decrease)........................................              2               --
                                                                    ------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             22               22
  Redeemed.......................................................            (29)             (27)
                                                                    ------------      -----------
  Net Increase (Decrease)........................................             (7)              (5)
                                                                    ------------      -----------


                                                                              EQ/Large Cap
                                                                              Growth Index
                                                                  ------------------------------------- -
                                                                         2008               2007
                                                                  ------------------ ------------------ -
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (328,844)      $  (576,251)
  Net realized gain (loss) on investments........................        (741,882)        2,024,297
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (42,772,545)       12,200,683
                                                                    -------------       -----------
  Net increase (decrease) in net assets from operations..........     (43,843,271)       13,648,729
                                                                    -------------       -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................      11,782,707        12,680,969
    Transfers between funds and guaranteed interest account,
      net........................................................       1,704,093        (2,412,360)
    Transfers for contract benefits and terminations.............      (5,520,824)       (4,926,900)
    Contract maintenance charges.................................      (6,991,671)       (7,006,981)
                                                                    -------------       -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................         974,305        (1,665,272)
                                                                    -------------       -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................         (19,000)               --
                                                                    -------------       -----------
Increase (Decrease) in Net Assets................................     (42,887,966)       11,983,457
Net Assets -- Beginning of Period................................     118,470,960       106,487,503
                                                                    -------------       -----------
Net Assets -- End of Period......................................   $  75,582,994       $118,470,960
                                                                    =============       ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................             14                11
  Redeemed.......................................................             (7)               (6)
                                                                    -------------    --------------
  Net Increase (Decrease)........................................              7                 5
                                                                    -------------     -------------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................           193               146
  Redeemed........................................................          (197)             (186)
                                                                    -------------     -------------
  Net Increase (Decrease).........................................            (4)            (40)
                                                                    -------------    -------------


                                                                             EQ/Large Cap
                                                                              Growth PLUS
                                                                  -----------------------------------
                                                                        2008             2007
                                                                  -----------------------------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $   (605,388)    $   (285,499)
  Net realized gain (loss) on investments........................      1,010,527        4,185,244
  Change in unrealized appreciation (depreciation) on
    investments..................................................    (69,853,979)      20,049,367
                                                                    ------------     ------------
  Net increase (decrease) in net assets from operations..........    (69,448,840)      23,949,112
                                                                    ------------     ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................     15,506,160       17,060,170
    Transfers between funds and guaranteed interest account,
      net........................................................     (4,227,408)      (2,998,745)
    Transfers for contract benefits and terminations.............    (10,446,521)      (8,836,058)
    Contract maintenance charges.................................    (10,257,693)     (10,406,010)
                                                                    ------------     ------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................     (9,425,462)      (5,180,643)
                                                                    ------------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................       (45,754)             112
                                                                    ------------     ------------
Increase (Decrease) in Net Assets................................    (78,920,056)      18,768,581
Net Assets -- Beginning of Period................................    185,341,485      166,572,904
                                                                    ------------     ------------
Net Assets -- End of Period......................................   $106,421,429     $185,341,485
                                                                    ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................             11               16
  Redeemed.......................................................             (6)              (5)
                                                                    ------------     ------------
  Net Increase (Decrease)........................................              5               11
                                                                    ------------     ------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             63               82
  Redeemed.......................................................           (131)            (126)
                                                                    ------------     ------------
  Net Increase (Decrease)........................................            (68)             (44)
                                                                    ------------     ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             EQ/Large Cap
                                                                             Value Index
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................    $    32,018       $  (1,839)
  Net realized gain (loss) on investments........................       (365,108)         37,967
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (1,239,085)       (155,934)
                                                                    ------------       ---------
  Net increase (decrease) in net assets from operations..........     (1,572,175)       (119,806)
                                                                    ------------       ---------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................        458,845         256,474
    Transfers between funds and guaranteed interest account,
      net........................................................      1,113,079       1,423,835
    Transfers for contract benefits and terminations.............        (20,212)         (8,757)
    Contract maintenance charges.................................       (114,028)        (55,857)
                                                                    ------------       ---------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      1,437,684       1,615,695
                                                                    ------------       ---------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................             --            (631)
                                                                    ------------       ---------
Increase (Decrease) in Net Assets................................       (134,491)      1,495,258
Net Assets -- Beginning of Period................................      1,781,483         286,225
                                                                    ------------       ---------
Net Assets -- End of Period......................................   $  1,646,992       $1,781,483
                                                                    ============       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................             25              13
  Redeemed.......................................................             (8)             (1)
                                                                    ------------    ------------
  Net Increase (Decrease)........................................             17              12
                                                                    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              7               5
  Redeemed.......................................................             (2)             (2)
                                                                    ------------    ------------
  Net Increase (Decrease)........................................              5               3
                                                                    ------------     -----------


                                                                             EQ/Large Cap
                                                                          Value PLUS (d) (i)
                                                                  -----------------------------------
                                                                         2008              2007
                                                                  ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................  $    14,726,253   $    10,284,654
 Net realized gain (loss) on investments.........................      (32,039,818)       89,552,437
 Change in unrealized appreciation (depreciation) on
  investments....................................................     (295,320,703)     (141,890,296)
                                                                   ---------------   ---------------
 Net increase (decrease) in net assets from operations...........     (312,634,268)      (42,053,205)
                                                                   ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................       55,670,709        42,605,297
  Transfers between funds and guaranteed interest account,
   net...........................................................      (60,294,344)      512,948,603
  Transfers for contract benefits and terminations...............      (37,455,424)      (22,488,419)
  Contract maintenance charges...................................      (36,110,257)      (23,027,853)
                                                                   ---------------   ---------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................      (78,189,316)      510,037,628
                                                                   ---------------   ---------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................         (743,051)          490,247
                                                                   ---------------   ---------------
Increase (Decrease) in Net Assets................................     (391,566,635)      468,474,670
Net Assets -- Beginning of Period................................      774,805,619       306,330,949
                                                                   ---------------   ---------------
Net Assets -- End of Period......................................  $   383,238,984   $   774,805,619
                                                                   ===============   ===============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................              131             3,766
 Redeemed........................................................             (634)             (422)
                                                                   ---------------   ---------------
 Net Increase (Decrease).........................................             (503)            3,344
                                                                   ---------------   ---------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................               43               829
 Redeemed........................................................             (143)           (1,240)
                                                                   ---------------   ---------------
 Net Increase (Decrease).........................................             (100)             (411)
                                                                   ---------------   ---------------



                                                                     EQ/Long             EQ/Long
                                                                    Term Bond           Term Bond
                                                                 ----------------    ----------------
                                                                       2008                2007
                                                                 ----------------    ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................   $ 154,453          $   49,323
  Net realized gain (loss) on investments.........................       5,426               3,020
  Change in unrealized appreciation (depreciation) on
    investments...................................................       7,196              17,805
                                                                    ----------          ----------
  Net increase (decrease) in net assets from operations...........     167,075              70,148
                                                                    ----------          ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.........................     555,376             218,193
    Transfers between funds and guaranteed interest account,
      net.........................................................   1,227,728           1,092,191
    Transfers for contract benefits and terminations..............     (22,520)            (23,667)
    Contract maintenance charges..................................    (144,857)            (36,571)
                                                                    ----------          ----------
Net increase (decrease) in net assets from contractowners
  transactions....................................................   1,615,727           1,250,146
                                                                    ----------          ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................          --                (105)
                                                                    ----------          ----------
Increase (Decrease) in Net Assets................................    1,782,802           1,320,189
Net Assets -- Beginning of Period................................    1,385,973              65,784
                                                                    ----------          ----------
Net Assets -- End of Period......................................   $3,168,775          $1,385,973
                                                                    ==========          ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................          19                   7
  Redeemed........................................................          (9)                 --
                                                                    ----------          ----------
  Net Increase (Decrease).........................................          10                   7
                                                                    ----------          ----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................           8                   7
  Redeemed........................................................          (4)                 (1)
                                                                    ----------          ----------
 Net Increase (Decrease).........................................            4                   6
                                                                    ----------          ----------

-------
The accompanying notes are an integral part of these financial statements.


                                      A-50
PAGE>

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                          EQ/Lord Abbett
                                                                        Growth and Income
                                                                  ------------------------------
                                                                        2008           2007
                                                                  --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................  $   17,869      $  6,919
  Net realized gain (loss) on investments.........................     (76,761)       23,761
  Change in unrealized appreciation (depreciation) on
   investments....................................................    (381,127)      (34,133)
                                                                    ----------      --------
  Net increase (decrease) in net assets from operations...........    (440,019)       (3,453)
                                                                    ----------      --------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.........................     259,249       147,828
    Transfers between funds and guaranteed interest account,
      net.........................................................     612,984       460,892
    Transfers for contract benefits and terminations..............     (16,361)       (3,838)
    Contract maintenance charges..................................     (80,083)      (25,920)
                                                                    ----------      --------
Net increase (decrease) in net assets from contractowners
  transactions....................................................     775,789       578,962
                                                                    ----------      --------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................       4,674            20
                                                                    ----------      --------
Increase (Decrease) in Net Assets................................      340,444       575,529
Net Assets -- Beginning of Period................................      655,026        79,497
                                                                    ----------      --------
Net Assets -- End of Period......................................   $  995,470      $655,026
                                                                    ==========      ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................            9             4
  Redeemed........................................................             (3)         --
                                                                    -------------   --------
  Net Increase (Decrease).........................................            6             4
                                                                    ------------    --------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................            3             3
  Redeemed........................................................             (1)           (1)
                                                                    -------------   -----------
  Net Increase (Decrease).........................................            2             2
                                                                    ------------    ----------


                                                                            EQ/Lord Abbett
                                                                            Large Cap Core
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................  $     42,712       $   10,888
  Net realized gain (loss) on investments.........................      (209,740)          49,203
  Change in unrealized appreciation (depreciation) on
    investments...................................................    (1,038,192)         (39,426)
                                                                    ------------       ----------
  Net increase (decrease) in net assets from operations...........    (1,205,220)          20,665
                                                                    ------------       ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.........................       578,270          365,950
    Transfers between funds and guaranteed interest account,
      net.........................................................     3,312,919        1,212,311
    Transfers for contract benefits and terminations..............      (100,202)          (3,379)
    Contract maintenance charges..................................      (177,371)         (26,473)
                                                                    ------------       ----------
Net increase (decrease) in net assets from contractowners
  transactions....................................................     3,613,616        1,548,409
                                                                    ------------       ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................            --              18
                                                                    ------------       ----------
Increase (Decrease) in Net Assets.................................     2,408,396        1,569,092
Net Assets -- Beginning of Period.................................     1,592,241           23,149
                                                                    ------------       ----------
Net Assets -- End of Period.......................................  $  4,000,637       $1,592,241
                                                                    ============       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................            39              12
  Redeemed........................................................           (10)             (1)
                                                                    ------------       ----------
  Net Increase (Decrease).........................................            29              11
                                                                    ------------       ----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................            11               4
  Redeemed........................................................            (1)             --
                                                                    ------------       ----------
  Net Increase (Decrease).........................................            10               4
                                                                    ------------       ----------


                                                                           EQ/Lord Abbett
                                                                          Mid Cap Value (f)
                                                                  --------------------------------
                                                                        2008            2007
                                                                  -------------     --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................   $   251,156     $    145,643
 Net realized gain (loss) on investments.........................    (1,113,585)       1,403,871
 Change in unrealized appreciation (depreciation) on
  investments....................................................    (8,086,968)      (2,268,382)
                                                                    -----------     ------------
 Net increase (decrease) in net assets from operations...........    (8,949,397)        (718,868)
                                                                    -----------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................     2,525,979        1,302,904
  Transfers between funds and guaranteed interest account,
   net...........................................................      (613,833)      22,971,065
  Transfers for contract benefits and terminations...............      (885,638)        (229,633)
  Contract maintenance charges...................................    (1,178,588)        (489,171)
                                                                    -----------     ------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................      (152,080)      23,555,165
                                                                    -----------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................       (65,002)         107,561
                                                                    -----------     ------------
Increase (Decrease) in Net Assets................................    (9,166,479)      22,943,858
Net Assets -- Beginning of Period................................    23,092,068          148,210
                                                                    -----------     ------------
Net Assets -- End of Period......................................   $13,925,589     $ 23,092,068
                                                                    ===========     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................            54              283
 Redeemed........................................................           (62)             (40)
                                                                   ------------     ------------
 Net Increase (Decrease).........................................            (8)             243
                                                                   ------------     ------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................             5                3
 Redeemed........................................................            (1)              --
                                                                   ------------     ------------
 Net Increase (Decrease).........................................             4                3
                                                                   ------------     ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                          EQ/Marsico Focus
                                                                  ---------------------------------
                                                                        2008             2007
                                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................  $     950,543     $   (292,957)
  Net realized gain (loss) on investments........................      2,407,498       22,259,898
  Change in unrealized appreciation (depreciation) on
    investments..................................................    (79,537,808)        (715,864)
                                                                   -------------     ------------
  Net increase (decrease) in net assets from operations..........    (76,179,767)      21,251,077
                                                                   -------------     ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................     16,260,470       18,918,537
    Transfers between funds and guaranteed interest account,
      net........................................................      8,423,549        1,976,599
    Transfers for contract benefits and terminations.............     (7,106,901)      (7,333,086)
    Contract maintenance charges.................................     (7,788,304)      (7,194,613)
                                                                   -------------     ------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      9,788,814        6,367,437
                                                                   -------------     ------------
Net increase (decrease) in amount retained by AXA Equitable
  in Separate Account FP.........................................        (93,001)              --
                                                                   -------------     ------------
Increase (Decrease) in Net Assets................................    (66,483,954)      27,618,514
Net Assets -- Beginning of Period................................    180,384,323      152,765,809
                                                                   -------------     ------------
Net Assets -- End of Period......................................  $ 113,900,369     $180,384,323
                                                                   =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................             52               46
  Redeemed.......................................................            (18)             (14)
                                                                   -------------     ------------
  Net Increase (Decrease)........................................             34               32
                                                                   -------------     ------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................            144              143
  Redeemed.......................................................           (119)            (142)
                                                                   -------------     ------------
  Net Increase (Decrease)........................................             25                1
                                                                   -------------     ------------



                                                                           EQ/Mid Cap Index
                                                                  -----------------------------------
                                                                         2008              2007
                                                                  ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     493,771     $    (609,365)
  Net realized gain (loss) on investments........................      (3,311,713)       21,829,815
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (62,531,630)      (11,915,221)
                                                                    -------------     -------------
  Net increase (decrease) in net assets from operations..........     (65,349,572)        9,305,229
                                                                    -------------     -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................      12,758,205        14,395,811
    Transfers between funds and guaranteed interest account,
      net........................................................      (3,765,483)         (881,343)
    Transfers for contract benefits and terminations.............      (6,239,549)       (6,639,049)
    Contract maintenance charges.................................      (5,927,426)       (5,998,479)
                                                                    -------------     -------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (3,174,253)          876,940
                                                                    -------------     -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................        (193,000)               --
                                                                    -------------     -------------
Increase (Decrease) in Net Assets................................     (68,716,825)       10,182,169
Net Assets -- Beginning of Period................................     134,023,730       123,841,561
                                                                    -------------     -------------
Net Assets -- End of Period......................................   $  65,306,905     $ 134,023,730
                                                                    =============     =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              20                23
  Redeemed.......................................................              (9)              (13)
                                                                    -------------     -------------
  Net Increase (Decrease)........................................              11                10
                                                                    -------------     -------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              94               113
  Redeemed.......................................................            (142)             (125)
                                                                    -------------     -------------
  Net Increase (Decrease).........................................            (48)              (12)
                                                                    -------------     -------------


                                                                          EQ/Mid Cap Value PLUS
                                                                   -----------------------------------
                                                                         2008               2007
                                                                   -----------------  ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss).................................    $    1,852,478      $   1,500,697
  Net realized gain (loss) on investments......................       (18,623,984)        71,769,260
  Change in unrealized appreciation (depreciation) on
    investments................................................       (74,979,932)       (77,445,774)
                                                                   --------------      -------------
  Net increase (decrease) in net assets from operations........       (91,751,438)        (4,175,817)
                                                                   --------------      -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners......................        19,391,426         27,374,027
    Transfers between funds and guaranteed interest account,
      net......................................................       (24,213,772)       (27,125,067)
    Transfers for contract benefits and terminations...........       (11,705,880)       (14,208,220)
    Contract maintenance charges...............................       (11,371,291)       (12,746,273)
                                                                   --------------      -------------
Net increase (decrease) in net assets from contractowners
  transactions.................................................       (27,899,517)       (26,705,533)
                                                                   --------------      -------------
Net increase (decrease) in amount retained by AXA Equitable
  in Separate Account FP.......................................           (65,000)            (2,619)
                                                                   --------------      -------------
Increase (Decrease) in Net Assets..............................      (119,715,955)       (30,883,969)
Net Assets -- Beginning of Period..............................       249,667,874        280,551,843
                                                                   --------------      -------------
Net Assets -- End of Period....................................    $  129,951,919      $ 249,667,874
                                                                   ==============      =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.......................................................                20                 25
  Redeemed.....................................................               (24)               (10)
                                                                   --------------      -------------
  Net Increase (Decrease)......................................                (4)                15
                                                                   --------------      -------------
Unit Activity 0.00% to 0.90% Class B
  Issued.......................................................                69                 93
  Redeemed.....................................................              (246)              (244)
                                                                   --------------      -------------
  Net Increase (Decrease)......................................              (177)              (151)
                                                                   ----------------    -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                           EQ/Money Market
                                                                  ---------------------------------
                                                                        2008             2007
                                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................  $   8,950,425    $  17,871,172
  Net realized gain (loss) on investments........................        (52,501)        (191,197)
  Change in unrealized appreciation (depreciation) on
    investments..................................................         47,770          196,993
                                                                   -------------    -------------
  Net increase (decrease) in net assets from operations..........      8,945,694       17,876,968
                                                                   -------------    -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................    148,149,489      117,811,410
    Transfers between funds and guaranteed interest account,
      net........................................................    (53,640,608)      36,761,315
    Transfers for contract benefits and terminations.............    (49,764,257)     (49,873,961)
    Contract maintenance charges.................................    (29,908,932)     (27,840,380)
                                                                   -------------    -------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................     14,835,692       76,858,384
                                                                   -------------    -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................       (207,725)         119,913
                                                                   -------------    -------------
Increase (Decrease) in Net Assets................................     23,573,661       94,855,265
Net Assets -- Beginning of Period................................    448,387,447      353,532,182
                                                                   -------------    -------------
Net Assets -- End of Period......................................  $ 471,961,108    $ 448,387,447
                                                                   =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................          1,116            1,615
  Redeemed.......................................................         (1,090)          (1,165)
                                                                   -------------    -------------
  Net Increase (Decrease)........................................             26              450
                                                                   -------------    -------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................            385              389
  Redeemed.......................................................           (304)            (403)
                                                                   -------------    -------------
  Net Increase (Decrease)........................................             81              (14)
                                                                   -------------    -------------


                                                                             EQ/Montag &
                                                                           Caldwell Growth
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (4,379)       $   10,816
  Net realized gain (loss) on investments........................      (641,630)           30,512
  Change in unrealized appreciation (depreciation) on
    investments..................................................    (3,355,429)          105,196
                                                                    -----------        ----------
 Net increase (decrease) in net assets from operations...........    (4,001,438)          146,524
                                                                    -----------        ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................     1,154,149           320,507
    Transfers between funds and guaranteed interest account,
      net........................................................     8,591,375         4,333,664
    Transfers for contract benefits and terminations.............      (340,261)          (25,776)
    Contract maintenance charges.................................      (474,281)          (85,239)
                                                                    -----------        ----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................     8,930,982         4,543,156
                                                                    -----------        ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................           438                63
                                                                    -----------        ----------
Increase (Decrease) in Net Assets................................     4,929,982         4,689,743
Net Assets -- Beginning of Period................................     5,161,762           472,019
                                                                    -----------        ----------
Net Assets -- End of Period......................................   $10,091,744        $5,161,762
                                                                    ===========        ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................            72                31
  Redeemed.......................................................           (25)               (2)
                                                                    -----------        ----------
  Net Increase (Decrease)........................................            47                29
                                                                    -----------        ----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................            45                10
  Redeemed.......................................................            (9)               (1)
                                                                    -----------        ----------
  Net Increase (Decrease)........................................            36                 9
                                                                    -----------        ----------


                                                                         EQ/PIMCO Real Return
                                                                  ---------------------------------
                                                                        2008             2007
                                                                  ---------------  ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $    783,910       $  119,777
  Net realized gain (loss) on investments.......................       1,151,909           66,042
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (4,513,628)          74,338
                                                                    ------------       ----------
  Net increase (decrease) in net assets from operations.........      (2,577,809)         260,157
                                                                    ------------       ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       3,616,082          760,412
    Transfers between funds and guaranteed interest account,
      net.......................................................      26,302,199        4,420,925
    Transfers for contract benefits and terminations............      (1,173,309)         (29,273)
    Contract maintenance charges................................      (1,269,813)        (108,679)
                                                                    ------------       ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      27,475,159        5,043,385
                                                                    ------------       ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             499               --
                                                                    ------------       ----------
Increase (Decrease) in Net Assets...............................      24,897,849        5,303,542
Net Assets -- Beginning of Period...............................       5,615,508          311,966
                                                                    ------------       ----------
Net Assets -- End of Period.....................................    $ 30,513,357       $5,615,508
                                                                    ============       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              --               --
  Redeemed......................................................              --               --
                                                                    ------------       ----------
  Net Increase (Decrease).......................................              --               --
                                                                    ------------       ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             349               57
  Redeemed......................................................            (107)              (9)
                                                                    ------------       ----------
  Net Increase (Decrease).......................................             242               48
                                                                    ------------       ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              EQ/Quality
                                                                               Bond PLUS
                                                                  -----------------------------------
                                                                         2008              2007
                                                                  ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $  6,652,507       $  6,067,823
  Net realized gain (loss) on investments.......................      (1,568,982)           200,171
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (14,203,456)          (739,570)
                                                                    ------------       ------------
  Net increase (decrease) in net assets from operations.........      (9,119,931)         5,528,424
                                                                    ------------       ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................      10,634,962         10,616,404
    Transfers between funds and guaranteed interest account,
      net.......................................................       1,780,794         (4,501,533)
    Transfers for contract benefits and terminations............      (8,568,339)        (6,295,045)
    Contract maintenance charges................................      (7,210,812)        (6,940,845)
                                                                    ------------       ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      (3,363,395)        (7,121,019)
                                                                    ------------       ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (10,000)                --
                                                                    ------------       ------------
Increase (Decrease) in Net Assets...............................     (12,493,326)        (1,592,595)
Net Assets -- Beginning of Period...............................     131,852,937        133,445,532
                                                                    ------------       ------------
Net Assets -- End of Period.....................................    $119,359,611       $131,852,937
                                                                    ============       ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................             138                109
  Redeemed......................................................            (147)              (134)
                                                                    ------------       ------------
  Net Increase (Decrease).......................................              (9)               (25)
                                                                    ------------       ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              13                 16
  Redeemed......................................................             (29)               (32)
                                                                    ------------       ------------
  Net Increase (Decrease).......................................             (16)               (16)
                                                                    ------------       ------------


                                                                             EQ/Short                         EQ/Small
                                                                           Duration Bond                   Company Index
                                                                  -------------------------------   ------------------------------
                                                                        2008            2007            2008             2007
                                                                  ---------------- --------------   --------------   -------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................      $  159,873       $   96,280    $      284,991   $    595,238
  Net realized gain (loss) on investments.......................         (27,376)           8,754         1,539,143      5,559,552
  Change in unrealized appreciation (depreciation) on
    investments.................................................        (215,505)         (24,468)      (20,813,018)    (7,494,643)
                                                                     -----------       ----------    --------------   ------------
  Net increase (decrease) in net assets from operations.........         (83,008)          80,566       (18,988,884)    (1,339,853)
                                                                     -----------       ----------    --------------   ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................         327,286          159,052         5,516,788      6,741,220
    Transfers between funds and guaranteed interest account,
      net.......................................................       1,442,798        1,022,957         1,636,286      3,693,657
    Transfers for contract benefits and terminations............         (39,255)             (70)       (1,862,501)    (2,024,443)
    Contract maintenance charges................................        (101,424)         (38,702)       (2,384,851)    (2,295,789)
                                                                     -----------       ----------    --------------   ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       1,629,405        1,143,237         2,905,722      6,114,645
                                                                     -----------       ----------    --------------   ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................              --               --          (110,000)            --
                                                                     -----------       ----------    --------------   ------------
Increase (Decrease) in Net Assets...............................       1,546,397        1,223,803       (16,193,162)     4,774,792
Net Assets -- Beginning of Period...............................       1,285,482           61,679        53,050,911     48,276,119
                                                                     -----------       ----------    --------------   ------------
Net Assets -- End of Period.....................................     $ 2,831,879       $1,285,482    $   36,857,749   $ 53,050,911
                                                                     ===========       ==========    ==============   ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              19               27                49             60
  Redeemed......................................................              (5)             (20)              (36)           (42)
                                                                     -----------       ----------    --------------   ------------
  Net Increase (Decrease).......................................              14                7                13             18
                                                                     -----------       ----------    --------------   ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               6               20                16             33
  Redeemed......................................................              (3)             (17)              (16)           (23)
                                                                     -----------       ----------    --------------   ------------
  Net Increase (Decrease).......................................               3                3                --             10
                                                                     -----------       ----------    --------------   ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQ/T. Rowe Price
                                                                            Growth Stock (b)
                                                                  ------------------------------------
                                                                         2008               2007
                                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $    (125,362)     $   (48,012)
  Net realized gain (loss) on investments.......................         (289,223)       2,434,727
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (13,525,544)      (3,057,203)
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations.........      (13,940,129)        (670,488)
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        3,233,436        1,852,021
    Transfers between funds and guaranteed interest account,
      net.......................................................          244,974       31,917,664
    Transfers for contract benefits and terminations............       (1,429,849)        (558,218)
    Contract maintenance charges................................       (1,598,077)        (792,835)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................          450,484       32,418,632
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (116,999)         210,066
                                                                    -------------      -----------
Increase (Decrease) in Net Assets...............................      (13,606,644)      31,958,210
Net Assets -- Beginning of Period...............................       32,619,159          660,949
                                                                    -------------      -----------
Net Assets -- End of Period.....................................    $  19,012,515      $32,619,159
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................                4               12
  Redeemed......................................................               (3)              (1)
                                                                    -------------      -----------
  Net Increase (Decrease).......................................                1               11
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               68              337
  Redeemed......................................................              (64)             (34)
                                                                    -------------      -----------
  Net Increase (Decrease).......................................                4              303
                                                                    -------------      -----------


                                                                            EQ/UBS Growth
                                                                              and Income
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................   $     41,848       $  29,032
 Net realized gain (loss) on investments.........................       (205,597)         40,889
 Change in unrealized appreciation (depreciation) on
  investments....................................................     (1,861,981)       (256,865)
                                                                    ------------       ---------
 Net increase (decrease) in net assets from operations...........     (2,025,730)       (186,944)
                                                                    ------------       ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................        716,215         643,695
  Transfers between funds and guaranteed interest account,
   net...........................................................        442,793       3,280,566
  Transfers for contract benefits and terminations...............        (97,746)        (42,069)
  Contract maintenance charges...................................       (222,985)       (158,497)
                                                                    ------------       ---------
Net increase (decrease) in net assets from contractowners
 transactions....................................................        838,277       3,723,695
                                                                    ------------       ---------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................             --             (79)
                                                                    ------------       ---------
Increase (Decrease) in Net Assets................................     (1,187,453)      3,536,672
Net Assets -- Beginning of Period................................      4,500,457         963,785
                                                                    ------------       ---------
Net Assets -- End of Period......................................   $  3,313,004       $4,500,457
                                                                    ============       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................             --              --
 Redeemed........................................................             --              --
                                                                    ------------       ----------
 Net Increase (Decrease).........................................             --              --
                                                                    ------------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................             19              38
 Redeemed........................................................             (9)             (4)
                                                                    ------------       ----------
 Net Increase (Decrease).........................................             10              34
                                                                    ------------       ----------



                                                                      EQ/Van Kampen Comstock
                                                                    ----------------------------
                                                                        2008           2007
                                                                    ------------    -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................    $   39,159      $   19,277
 Net realized gain (loss) on investments.........................      (133,012)         35,868
 Change in unrealized appreciation (depreciation) on
  investments....................................................      (664,233)       (127,726)
                                                                     ----------      ----------
 Net increase (decrease) in net assets from operations...........      (758,086)        (72,581)
                                                                     ----------      ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................       559,588         294,339
  Transfers between funds and guaranteed interest account,
   net...........................................................       778,161         909,507
  Transfers for contract benefits and terminations...............       (39,069)           (763)
  Contract maintenance charges...................................      (122,145)        (57,399)
                                                                     ----------      ----------
Net increase (decrease) in net assets from contractowners
 transactions....................................................     1,176,535       1,145,684
                                                                     ----------      ----------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................            --            (295)
                                                                     ----------      ----------
Increase (Decrease) in Net Assets................................       418,449       1,072,808
Net Assets -- Beginning of Period................................     1,176,315         103,507
                                                                     ----------      ----------
Net Assets -- End of Period......................................    $1,594,764      $1,176,315
                                                                     ==========      ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................            15               8
 Redeemed........................................................            (4)             --
                                                                     ----------      ----------
 Net Increase (Decrease).........................................            11               8
                                                                     ----------      ----------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................             5               4
 Redeemed........................................................            (1)             --
                                                                     ----------      ----------
 Net Increase (Decrease).........................................             4               4
                                                                     ----------      ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             EQ/Van Kampen
                                                                        Emerging Markets Equity
                                                                  ------------------------------------
                                                                         2008              2007
                                                                  ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................  $      (745,957)   $ (1,416,176)
  Net realized gain (loss) on investments.......................       28,414,954     110,094,875
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (253,802,672)      8,013,956
                                                                   ---------------    -----------
  Net increase (decrease) in net assets from operations.........     (226,133,675)    116,692,655
                                                                   --------------     -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       22,786,252      22,926,040
    Transfers between funds and guaranteed interest account,
      net.......................................................      (22,155,110)     14,349,470
    Transfers for contract benefits and terminations............      (14,817,662)    (11,779,317)
    Contract maintenance charges................................      (12,178,299)    (10,755,861)
                                                                   --------------     -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      (26,364,819)     14,740,332
                                                                   --------------     -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (373,000)             --
                                                                   --------------     -----------
Increase (Decrease) in Net Assets...............................     (252,871,494)    131,432,987
Net Assets -- Beginning of Period...............................      409,508,158     278,075,171
                                                                   --------------     -----------
Net Assets -- End of Period.....................................   $  156,636,664    $409,508,158
                                                                   ==============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               18              22
  Redeemed......................................................              (10)             (7)
                                                                   ---------------    -----------
  Net Increase (Decrease).......................................                8              15
                                                                   ---------------    -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              184             311
  Redeemed......................................................             (337)           (284)
                                                                   ---------------    -----------
  Net Increase (Decrease).......................................             (153)             27
                                                                   ---------------    -----------


                                                                            EQ/Van Kampen
                                                                          Mid Cap Growth (e)
                                                                  ----------------------------------
                                                                        2008              2007
                                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................  $      (80,401)    $   37,155
  Net realized gain (loss) on investments.........................      (1,304,485)       669,131
  Change in unrealized appreciation (depreciation) on
    investments....................................................      (9,404,040)      (413,886)
                                                                   --------------     ----------
  Net increase (decrease) in net assets from operations...........     (10,788,926)       292,400
                                                                   --------------     ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners..........................       2,586,628      1,125,815
    Transfers between funds and guaranteed interest account,
      net...........................................................       7,116,965     14,783,772
    Transfers for contract benefits and terminations...............        (331,348)       (81,520)
    Contract maintenance charges...................................        (972,422)      (183,635)
                                                                   --------------     ----------
Net increase (decrease) in net assets from contractowners
  transactions....................................................       8,399,823     15,644,432
                                                                   --------------     ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................              --            (31)
                                                                   --------------     ----------
Increase (Decrease) in Net Assets................................      (2,389,103)    15,936,801
Net Assets -- Beginning of Period................................      16,026,917         90,116
                                                                   --------------     ----------
Net Assets -- End of Period......................................  $   13,637,814     $16,026,917
                                                                   ==============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................             104            120
  Redeemed........................................................             (50)           (10)
                                                                   --------------     -----------
  Net Increase (Decrease).........................................              54            110
                                                                   --------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................              40             30
  Redeemed........................................................             (10)              (3)
                                                                   --------------     -------------
  Net Increase (Decrease).........................................              30             27
                                                                   --------------     ------------


                                                                    EQ/Van Kampen
                                                                   Real Estate (h)
                                                                         (j)
                                                                  ------------------- -----------------
                                                                         2008                2007
                                                                  ------------------  -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $   1,552,216       $   642,956
  Net realized gain (loss) on investments.......................       (8,593,354)        1,725,539
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (22,980,129)       (9,635,499)
                                                                    -------------       -----------
  Net increase (decrease) in net assets from operations.........      (30,021,267)       (7,267,004)
                                                                    -------------       -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        7,243,537         3,396,370
    Transfers between funds and guaranteed interest account,
      net.......................................................       (2,022,739)       83,772,432
    Transfers for contract benefits and terminations............       (2,850,230)       (1,033,001)
    Contract maintenance charges................................       (3,715,293)       (1,514,743)
                                                                    -------------       -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (1,344,725)       84,621,058
                                                                    -------------       -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (106,037)           68,232
                                                                    -------------       -----------
Increase (Decrease) in Net Assets...............................      (31,472,029)       77,422,286
Net Assets -- Beginning of Period...............................       77,422,286                --
                                                                    -------------       -----------
Net Assets -- End of Period.....................................    $  45,950,257       $77,422,286
                                                                    =============       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              295             1,105
  Redeemed......................................................             (336)             (199)
                                                                    -------------       -----------
  Net Increase (Decrease).......................................              (41)              906
                                                                    -------------       -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               19                22
  Redeemed......................................................               (3)               (2)
                                                                    -------------    --------------
  Net Increase (Decrease).......................................               16                20
                                                                    -------------     -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                           Fidelity VIP
                                                                      Asset Manager: Growth
                                                                  ------------------------------
                                                                        2008           2007
                                                                  --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $     106,346    $  129,936
  Net realized gain (loss) on investments.......................         (66,825)      135,486
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (2,744,180)      324,882
                                                                   -------------    ----------
  Net increase (decrease) in net assets from operations.........      (2,704,659)      590,304
                                                                   -------------    ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................         132,315       174,608
    Transfers between funds and guaranteed interest account,
      net.......................................................       2,432,142     1,221,896
    Transfers for contract benefits and terminations............         (71,925)      (15,481)
    Contract maintenance charges................................        (138,045)      (75,076)
                                                                   -------------    ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       2,354,487     1,305,947
                                                                   -------------    ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             421            79
                                                                   -------------    ----------
Increase (Decrease) in Net Assets...............................        (349,751)    1,896,330
Net Assets -- Beginning of Period...............................       4,820,025     2,923,695
                                                                   -------------    ----------
Net Assets -- End of Period.....................................   $   4,470,274    $4,820,025
                                                                   =============    ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              --            --
  Redeemed......................................................              --            --
                                                                   -------------    ----------
  Net Increase (Decrease).......................................              --            --
                                                                   -------------    ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              31            18
  Redeemed......................................................             (18)          (10)
                                                                   -------------    ----------
  Net Increase (Decrease).......................................              13             8
                                                                   -------------    ----------


                                                                             Fidelity VIP
                                                                              Contrafund
                                                                  ----------------------------------
                                                                         2008              2007
                                                                  ------------------ ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................   $     304,747     $    765,505
 Net realized gain (loss) on investments.........................      (7,441,451)      12,414,720
 Change in unrealized appreciation (depreciation) on
  investments....................................................     (13,201,509)      (6,926,004)
                                                                    -------------     ------------
 Net increase (decrease) in net assets from operations...........     (20,338,213)       6,254,221
                                                                    -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................         811,151          973,522
  Transfers between funds and guaranteed interest account,
   net...........................................................       2,025,624        3,541,126
  Transfers for contract benefits and terminations...............      (1,940,325)        (303,544)
  Contract maintenance charges...................................        (948,222)        (848,263)
                                                                    -------------     ------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................         (51,772)       3,362,841
                                                                    -------------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................              --               --
                                                                    -------------     ------------
Increase (Decrease) in Net Assets................................     (20,389,985)       9,617,062
Net Assets -- Beginning of Period................................      46,556,266       36,939,204
                                                                    -------------     ------------
Net Assets -- End of Period......................................   $  26,166,281     $ 46,556,266
                                                                    =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................              --               --
 Redeemed........................................................              --               --
                                                                    -------------     ------------
 Net Increase (Decrease).........................................              --               --
                                                                    -------------     ------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................              91               66
 Redeemed........................................................             (95)             (51)
                                                                    -------------     ------------
 Net Increase (Decrease).........................................                (4)            15
                                                                    ----------------  ------------



                                                                    Fidelity VIP
                                                                    Equity-Income
                                                                   ----------------------------------
                                                                          2008             2007
                                                                   ----------------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................    $    155,724     $    179,111
 Net realized gain (loss) on investments.........................      (1,089,523)       1,131,653
 Change in unrealized appreciation (depreciation) on
  investments....................................................      (2,546,871)      (1,183,913)
                                                                     ------------     ------------
 Net increase (decrease) in net assets from operations...........      (3,480,670)         126,851
                                                                     ------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................         206,941          261,386
  Transfers between funds and guaranteed interest account,
   net...........................................................      (1,228,277)        (871,652)
  Transfers for contract benefits and terminations...............        (157,276)         (16,815)
  Contract maintenance charges...................................        (184,740)        (254,779)
                                                                     ------------     ------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................      (1,363,352)        (881,860)
                                                                     ------------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................              --               --
                                                                     ------------     ------------
Increase (Decrease) in Net Assets................................      (4,844,022)        (755,009)
Net Assets -- Beginning of Period................................       9,359,161       10,114,170
                                                                     ------------     ------------
Net Assets -- End of Period......................................    $  4,515,139     $  9,359,161
                                                                     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................              --               --
 Redeemed........................................................              --               --
                                                                     ------------     ------------
 Net Increase (Decrease).........................................              --               --
                                                                     ------------     ------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................              14               20
 Redeemed........................................................             (21)             (25)
                                                                     ------------     ------------
 Net Increase (Decrease).........................................                (7)              (5)
                                                                     ---------------  ---------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            Fidelity VIP
                                                                          Growth & Income
                                                                  --------------------------------
                                                                        2008            2007
                                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $      43,019     $  187,083
  Net realized gain (loss) on investments.......................        (134,222)       142,738
  Change in unrealized appreciation (depreciation) on
   investments..................................................      (2,012,846)       109,658
                                                                   -------------     ----------
  Net increase (decrease) in net assets from operations.........      (2,104,049)       439,479
                                                                   -------------     ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................         193,618        133,930
    Transfers between funds and guaranteed interest account,
      net.......................................................         741,455        333,758
    Transfers for contract benefits and terminations............        (115,297)          (450)
    Contract maintenance charges................................         (94,657)       (89,151)
                                                                   -------------     ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................         725,119        378,087
                                                                   -------------     ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................              --             --
                                                                   -------------     ----------
Increase (Decrease) in Net Assets...............................      (1,378,930)       817,566
Net Assets -- Beginning of Period...............................       4,306,029      3,488,463
                                                                   -------------     ----------
Net Assets -- End of Period.....................................   $   2,927,099     $4,306,029
                                                                   =============     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              --             --
  Redeemed......................................................              --             --
                                                                   -------------     ----------
  Net Increase (Decrease).......................................              --             --
                                                                   -------------     ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              20             11
  Redeemed......................................................             (16)            (8)
                                                                   -------------     ----------
  Net Increase (Decrease).......................................               4             3
                                                                   -------------     ----------


                                                                            Fidelity VIP                    Fidelity VIP
                                                                             High Income                Investment Grade Bond
                                                                  --------------------------------- -----------------------------
                                                                         2008             2007            2008           2007
                                                                  ----------------- --------------- --------------- -------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $    734,589     $     805,418   $     389,350   $  349,327
  Net realized gain (loss) on investments.......................        (969,736)          187,298        (263,378)      (1,057)
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (2,022,122)         (659,517)       (519,742)      35,759
                                                                    ------------     -------------   -------------   ----------
  Net increase (decrease) in net assets from operations.........      (2,257,269)          333,199        (393,770)     384,029
                                                                    ------------     -------------   -------------   ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       3,336,572         5,677,739         579,016      385,344
    Transfers between funds and guaranteed interest account,
      net.......................................................      (3,743,163)       (4,738,164)       (664,417)   1,093,529
    Transfers for contract benefits and terminations............        (267,434)           (6,070)       (920,582)     (80,796)
    Contract maintenance charges................................        (177,997)         (215,516)       (213,609)    (188,615)
                                                                    ------------     -------------   -------------   ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................        (852,022)          717,989      (1,219,592)   1,209,462
                                                                    ------------     -------------   -------------   ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................              --               430              --           --
                                                                    ------------     -------------   -------------   ----------
Increase (Decrease) in Net Assets...............................      (3,109,291)        1,051,618      (1,613,362)   1,593,491
Net Assets -- Beginning of Period...............................       9,672,865         8,621,247       9,953,518    8,360,027
                                                                    ------------     -------------   -------------   ----------
Net Assets -- End of Period.....................................    $  6,563,574     $   9,672,865   $   8,340,156   $9,953,518
                                                                    ============     =============   =============   ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              --                --              --           --
  Redeemed......................................................              --                --              --           --
                                                                    ------------     -------------   -------------   ----------
  Net Increase (Decrease).......................................              --                --              --           --
                                                                    ------------     -------------   -------------   ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              41                79              38           53
  Redeemed......................................................             (47)              (74)            (49)         (43)
                                                                    ------------     -------------   -------------   ----------
  Net Increase (Decrease).......................................                (6)              5             (11)          10
                                                                    ---------------  -------------   -------------   ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            Fidelity VIP
                                                                              Mid Cap
                                                                  --------------------------------
                                                                        2008             2007
                                                                  ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................  $       78,125    $ 3,183,108
  Net realized gain (loss) on investments........................       1,525,077        979,981
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (17,135,962)       721,494
                                                                   --------------    -----------
  Net increase (decrease) in net assets from operations..........     (15,532,760)     4,884,583
                                                                   --------------    -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................         643,727        761,765
    Transfers between funds and guaranteed interest account,
      net........................................................        (688,436)     2,645,193
    Transfers for contract benefits and terminations.............      (1,702,883)       (38,040)
    Contract maintenance charges.................................        (826,324)      (815,255)
                                                                   --------------    -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (2,573,916)     2,553,663
                                                                   --------------    -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................              --           (159)
                                                                   --------------    -----------
Increase (Decrease) in Net Assets................................     (18,106,676)     7,438,087
Net Assets -- Beginning of Period................................      40,385,847     32,947,760
                                                                   --------------    -----------
Net Assets -- End of Period......................................  $   22,279,171    $40,385,847
                                                                   ==============    ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              --             --
  Redeemed.......................................................              --             --
                                                                   --------------    -----------
  Net Increase (Decrease)........................................              --             --
                                                                   --------------    -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              41             46
  Redeemed.......................................................             (54)           (37)
                                                                   --------------    -----------
  Net Increase (Decrease)........................................             (13)             9
                                                                   --------------    -----------


                                                                                                            Fidelity VIP
                                                                         Fidelity VIP Value               Value Strategies
                                                                  --------------------------------- -----------------------------
                                                                         2008             2007            2008           2007
                                                                  ----------------- --------------- --------------- -------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     31,248     $     297,111   $      24,672   $  558,391
  Net realized gain (loss) on investments........................       (767,921)          615,200      (1,150,133)     124,053
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (2,116,710)       (1,007,984)     (2,135,183)    (803,480)
                                                                    ------------     -------------   -------------   ----------
  Net increase (decrease) in net assets from operations..........     (2,853,383)          (95,673)     (3,260,644)    (121,036)
                                                                    ------------     -------------   -------------   ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................         85,611           209,175         136,110      179,484
    Transfers between funds and guaranteed interest account,
      net........................................................       (921,416)        2,659,769      (2,115,516)   4,397,043
    Transfers for contract benefits and terminations.............       (136,306)           (6,158)       (291,583)      (2,786)
    Contract maintenance charges.................................       (138,032)         (161,813)       (130,495)    (202,938)
                                                                    ------------     -------------   -------------   ----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................     (1,110,143)        2,700,973      (2,401,484)   4,370,803
                                                                    ------------     -------------   -------------   ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................          3,149             1,850              --          104
                                                                    ------------     -------------   -------------   ----------
Increase (Decrease) in Net Assets................................     (3,960,377)        2,607,150      (5,662,128)   4,249,871
Net Assets -- Beginning of Period................................      6,930,103         4,322,953       8,359,216    4,109,345
                                                                    ------------     -------------   -------------   ----------
Net Assets -- End of Period......................................   $  2,969,726     $   6,930,103   $   2,697,088   $8,359,216
                                                                    ============     =============   =============   ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................            --                --              --           --
  Redeemed........................................................            --                --              --           --
                                                                    ------------     -------------   -------------   ----------
  Net Increase (Decrease).........................................            --                --              --           --
                                                                    ------------     -------------   -------------   ----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................            11                38              10           49
  Redeemed........................................................           (19)              (23)            (23)         (31)
                                                                    ------------     -------------   -------------   ----------
  Net Increase (Decrease).........................................            (8)               15             (13)          18
                                                                    ------------     -------------   -------------   ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                               Multimanager
                                                                            Aggressive Equity
                                                                  --------------------------------------
                                                                          2008               2007
                                                                  ------------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     (292,662)     $ (2,534,196)
  Net realized gain (loss) on investments.......................           997,032        10,854,636
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (239,906,457)       47,430,399
                                                                    --------------      ------------
  Net increase (decrease) in net assets from operations.........      (239,202,087)       55,750,839
                                                                    --------------      ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        37,898,155        44,955,683
    Transfers between funds and guaranteed interest account,
      net.......................................................       (19,361,895)      (26,694,685)
    Transfers for contract benefits and terminations............       (23,645,519)      (29,628,414)
    Contract maintenance charges................................       (31,474,886)      (33,136,318)
                                                                    --------------      ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (36,584,145)      (44,503,734)
                                                                    --------------      ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................           (74,000)              578
                                                                    --------------      ------------
Increase (Decrease) in Net Assets...............................      (275,860,232)       11,247,683
Net Assets -- Beginning of Period...............................       535,302,450       524,054,767
                                                                    --------------      ------------
Net Assets -- End of Period.....................................    $  259,442,218      $535,302,450
                                                                    ==============      ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................                25                33
  Redeemed......................................................              (105)             (123)
                                                                    --------------      ------------
  Net Increase (Decrease).......................................               (80)              (90)
                                                                    --------------      ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................                12                13
  Redeemed......................................................               (20)              (16)
                                                                    --------------      ------------
  Net Increase (Decrease).......................................                (8)               (3)
                                                                    --------------      ------------


                                                                      Multimanager Core Bond
                                                                  -------------------------------
                                                                       2008            2007
                                                                  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $  3,744,858    $  2,879,959
  Net realized gain (loss) on investments.......................      2,040,252        (226,900)
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (4,086,962)      1,768,997
                                                                   ------------    ------------
  Net increase (decrease) in net assets from operations.........      1,698,148       4,422,056
                                                                   ------------    ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................      8,468,219      10,154,342
    Transfers between funds and guaranteed interest account,
      net.......................................................      5,096,263      (3,764,217)
    Transfers for contract benefits and terminations............     (5,257,342)     (2,181,227)
    Contract maintenance charges................................     (4,921,082)     (4,597,821)
                                                                   ------------    ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      3,386,058        (388,923)
                                                                   ------------    ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             --              --
                                                                   ------------    ------------
Increase (Decrease) in Net Assets...............................      5,084,206       4,033,133
Net Assets -- Beginning of Period...............................     77,916,256      73,883,123
                                                                   ------------    ------------
Net Assets -- End of Period.....................................   $ 83,000,462    $ 77,916,256
                                                                   ============    ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................             24              38
  Redeemed......................................................            (19)            (17)
                                                                   ------------    ------------
  Net Increase (Decrease).......................................              5              21
                                                                   ------------    ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................            140              79
  Redeemed......................................................           (120)           (102)
                                                                   ------------    ------------
  Net Increase (Decrease).......................................             20             (23)
                                                                   ------------    ------------


                                                                       Multimanager Health Care
                                                                  ----------------------------------
                                                                         2008              2007
                                                                  ---------------   ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $    (98,633)      $  (116,938)
  Net realized gain (loss) on investments.......................       (699,857)        3,116,343
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (8,120,546)         (476,716)
                                                                   ------------       -----------
  Net increase (decrease) in net assets from operations.........     (8,919,036)        2,522,689
                                                                   ------------       -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................      3,130,360         3,623,574
    Transfers between funds and guaranteed interest account,
      net.......................................................       (395,198)       (1,278,442)
    Transfers for contract benefits and terminations............     (1,080,829)         (575,505)
    Contract maintenance charges................................     (1,567,862)       (1,479,330)
                                                                   ------------       -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................         86,471           290,297
                                                                   ------------       -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             --                --
                                                                   ------------       -----------
Increase (Decrease) in Net Assets...............................     (8,832,565)        2,812,986
Net Assets -- Beginning of Period...............................     32,420,775        29,607,789
                                                                   ------------       -----------
Net Assets -- End of Period.....................................   $ 23,588,210       $32,420,775
                                                                   ============       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................             11                 9
  Redeemed......................................................             (7)               (5)
                                                                   ------------       -----------
  Net Increase (Decrease).......................................              4                 4
                                                                   ------------       -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             58                50
  Redeemed......................................................            (63)              (54)
                                                                   ------------       -----------
  Net Increase (Decrease).......................................             (5)               (4)
                                                                   ------------       -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            Multimanager
                                                                             High Yield
                                                                  ---------------------------------
                                                                        2008             2007
                                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................  $  15,571,685    $  14,147,164
  Net realized gain (loss) on investments........................     (8,011,463)        (886,970)
  Change in unrealized appreciation (depreciation) on
    investments..................................................    (51,057,039)      (7,338,297)
                                                                   -------------    -------------
  Net increase (decrease) in net assets from operations..........    (43,496,817)       5,921,897
                                                                   -------------    -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................     29,622,108       24,441,919
    Transfers between funds and guaranteed interest account,
      net........................................................    (24,525,460)     (38,160,841)
    Transfers for contract benefits and terminations.............     (8,814,127)      (9,093,439)
    Contract maintenance charges.................................    (10,748,971)     (10,911,249)
                                                                   -------------    -------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................    (14,466,450)     (33,723,610)
                                                                   -------------    -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................       (215,000)          (4,998)
                                                                   -------------    -------------
Increase (Decrease) in Net Assets................................    (58,178,267)     (27,806,712)
Net Assets -- Beginning of Period................................    191,835,332      219,642,044
                                                                   -------------    -------------
Net Assets -- End of Period......................................  $ 133,657,065    $ 191,835,332
                                                                   =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................            207              288
  Redeemed.......................................................           (241)            (390)
                                                                   -------------    -------------
  Net Increase (Decrease)........................................            (34)            (102)
                                                                   -------------    -------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             25               68
  Redeemed.......................................................            (60)             (58)
                                                                   -------------    -------------
  Net Increase (Decrease)........................................            (35)              10
                                                                   -------------    -------------



                                                                              Multimanager
                                                                          International Equity
                                                                   ----------------------------------
                                                                         2008               2007
                                                                   ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     789,609      $   257,504
  Net realized gain (loss) on investments........................       1,869,820        8,258,506
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (42,486,141)         196,381
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations..........     (39,826,712)       8,712,391
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       6,915,056        8,862,686
    Transfers between funds and guaranteed interest account,
      net........................................................      (1,439,723)       2,659,881
    Transfers for contract benefits and terminations.............      (2,853,837)      (1,549,160)
    Contract maintenance charges.................................      (3,406,563)      (3,244,023)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................        (785,067)       6,729,384
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................         (50,000)             (10)
                                                                    -------------      -----------
Increase (Decrease) in Net Assets................................     (40,661,779)      15,441,765
Net Assets -- Beginning of Period................................      84,637,339       69,195,574
                                                                    -------------      -----------
Net Assets -- End of Period......................................   $  43,975,560      $84,637,339
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              14               15
  Redeemed.......................................................              (9)              (4)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................               5               11
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              59               71
  Redeemed.......................................................             (72)             (54)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................             (13)              17
                                                                    -------------      -----------


                                                                            Multimanager
                                                                        Large Cap Core Equity
                                                                  ---------------------------------
                                                                         2008            2007
                                                                  ----------------  ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     25,225      $   21,318
  Net realized gain (loss) on investments.......................        (365,155)        946,604
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (3,422,875)       (621,299)
                                                                    ------------      ----------
  Net increase (decrease) in net assets from operations.........      (3,762,805)        346,623
                                                                    ------------      ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       1,107,772       1,383,569
    Transfers between funds and guaranteed interest account,
      net.......................................................        (640,962)      1,289,967
    Transfers for contract benefits and terminations............        (209,650)       (264,351)
    Contract maintenance charges................................        (579,473)       (542,630)
                                                                    ------------      ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................        (322,313)      1,866,555
                                                                    ------------      ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................              --              --
                                                                    ------------      ----------
Increase (Decrease) in Net Assets...............................      (4,085,118)      2,213,178
Net Assets -- Beginning of Period...............................       9,749,045       7,535,867
                                                                    ------------      ----------
Net Assets -- End of Period.....................................    $  5,663,927      $9,749,045
                                                                    ============      ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               4               5
  Redeemed......................................................              (3)             (4)
                                                                    ------------      ----------
  Net Increase (Decrease).......................................               1               1
                                                                    ------------      ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              14              19
  Redeemed......................................................             (19)             (7)
                                                                    ------------      ----------
  Net Increase (Decrease).......................................              (5)             12
                                                                    ------------      ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              Multimanager
                                                                            Large Cap Growth
                                                                  ------------------------------------
                                                                         2008               2007
                                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     (53,008)     $   (64,899)
  Net realized gain (loss) on investments........................      (1,299,759)       3,045,648
  Change in unrealized appreciation (depreciation) on
    investments..................................................      (8,366,392)        (939,710)
                                                                    -------------      -----------
 Net increase (decrease) in net assets from operations...........      (9,719,159)       2,041,039
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       2,638,221        3,573,176
    Transfers between funds and guaranteed interest account,
      net........................................................      (1,076,940)        (339,459)
    Transfers for contract benefits and terminations.............        (688,965)        (635,018)
    Contract maintenance charges.................................      (1,313,602)      (1,265,398)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................        (441,286)       1,333,301
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................              --               --
                                                                    -------------      -----------
Increase (Decrease) in Net Assets................................     (10,160,445)       3,374,340
Net Assets -- Beginning of Period................................      21,983,185       18,608,845
                                                                    -------------      -----------
Net Assets -- End of Period......................................   $  11,822,740      $21,983,185
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              12                9
  Redeemed.......................................................             (10)              (2)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................               2                7
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              39               42
  Redeemed.......................................................             (45)             (40)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................              (6)             2
                                                                    -------------      -----------


                                                                              Multimanager
                                                                            Large Cap Value
                                                                   -----------------------------------
                                                                         2008               2007
                                                                   ----------------   ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     440,081      $   323,452
  Net realized gain (loss) on investments........................      (1,600,662)       5,792,421
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (16,503,698)      (5,021,038)
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations..........     (17,664,279)       1,094,835
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       4,902,279        5,523,510
    Transfers between funds and guaranteed interest account,
      net........................................................       3,943,830        3,206,392
    Transfers for contract benefits and terminations.............      (1,634,028)      (1,349,944)
    Contract maintenance charges.................................      (2,112,723)      (1,915,309)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................       5,099,358        5,464,649
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................          (9,000)              --
                                                                    -------------      -----------
Increase (Decrease) in Net Assets................................     (12,573,921)       6,559,484
Net Assets -- Beginning of Period................................      42,997,647       36,438,163
                                                                    -------------      -----------
Net Assets -- End of Period......................................   $  30,423,726      $42,997,647
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              16               18
  Redeemed.......................................................              (9)              (3)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................               7               15
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              75               71
  Redeemed.......................................................             (48)             (55)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................              27               16
                                                                    -------------      -----------


                                                                               Multimanager
                                                                              Mid Cap Growth
                                                                  -------------------------------------
                                                                         2008                2007
                                                                   ----------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (111,559)      $  (146,003)
  Net realized gain (loss) on investments........................      (1,803,825)        4,102,911
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (13,570,205)          (81,060)
                                                                    -------------       -----------
  Net increase (decrease) in net assets from operations..........     (15,485,589)        3,875,848
                                                                    -------------       -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       3,561,879         4,322,114
    Transfers between funds and guaranteed interest account,
      net........................................................      (1,656,143)       (1,631,001)
    Transfers for contract benefits and terminations.............      (1,063,609)         (989,996)
    Contract maintenance charges.................................      (2,181,375)       (2,284,571)
                                                                    -------------       -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (1,339,248)         (583,454)
                                                                    -------------       -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................         (14,000)               --
                                                                    -------------       -----------
Increase (Decrease) in Net Assets................................     (16,838,837)        3,292,394
Net Assets -- Beginning of Period................................      36,408,713        33,116,319
                                                                    -------------       -----------
Net Assets -- End of Period......................................   $  19,569,876       $36,408,713
                                                                    =============       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................               6                 8
  Redeemed.......................................................              (6)               (8)
                                                                    -------------       -----------
  Net Increase (Decrease)........................................              --                --
                                                                    -------------       -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              48                49
  Redeemed.......................................................             (62)              (56)
                                                                    -------------       -----------
  Net Increase (Decrease)........................................             (14)               (7)
                                                                    -------------       -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              Multimanager
                                                                             Mid Cap Value
                                                                   ----------------------------------
                                                                         2008               2007
                                                                   ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $      55,713      $  (267,613)
  Net realized gain (loss) on investments........................      (4,688,232)       5,796,560
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (16,939,226)      (5,621,764)
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations..........     (21,571,745)         (92,817)
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       5,217,954        6,352,495
    Transfers between funds and guaranteed interest account,
      net........................................................      (2,077,731)      (3,711,483)
    Transfers for contract benefits and terminations.............      (3,130,608)      (1,830,608)
    Contract maintenance charges.................................      (2,649,325)      (2,854,131)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (2,639,710)      (2,043,727)
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................         (99,000)              --
                                                                    -------------      -----------
Increase (Decrease) in Net Assets................................     (24,310,455)      (2,136,544)
Net Assets -- Beginning of Period................................      61,893,523       64,030,067
                                                                    -------------      -----------
Net Assets -- End of Period......................................   $  37,583,068      $61,893,523
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
   Issued........................................................              14               10
   Redeemed......................................................              (7)             (11)
                                                                    -------------      -----------
   Net Increase (Decrease).......................................               7               (1)
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
   Issued........................................................              70               89
   Redeemed......................................................            (101)            (101)
                                                                    -------------      -----------
   Net Increase (Decrease).......................................             (31)             (12)
                                                                    -------------      -----------


                                                                            Multimanager
                                                                        Small Cap Growth (c)
                                                                  --------------------------------
                                                                        2008            2007
                                                                  ---------------  ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     (5,026)    $   (1,672)
  Net realized gain (loss) on investments.......................        (444,028)       498,020
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (1,836,092)      (489,445)
                                                                   -------------     ----------
  Net increase (decrease) in net assets from operations.........      (2,285,146)         6,903
                                                                   -------------     ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       1,393,219      1,552,148
    Transfers between funds and guaranteed interest account,
      net.......................................................         315,988        867,709
    Transfers for contract benefits and terminations............         (83,490)       (51,526)
    Contract maintenance charges................................        (419,764)      (348,443)
                                                                   -------------     ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       1,205,953      2,019,888
                                                                   -------------     ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................          (4,348)        (3,063)
                                                                   -------------     ----------
Increase (Decrease) in Net Assets...............................      (1,083,541)     2,023,728
Net Assets -- Beginning of Period...............................       4,611,143      2,587,415
                                                                   -------------     ----------
Net Assets -- End of Period.....................................   $   3,527,602     $4,611,143
                                                                   =============     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              --             --
  Redeemed......................................................              --             --
                                                                   -------------     ----------
  Net Increase (Decrease).......................................              --             --
                                                                   -------------     ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              27             23
  Redeemed......................................................             (14)            (7)
                                                                   -------------     ----------
  Net Increase (Decrease).......................................              13             16
                                                                   -------------     ----------


                                                                             Multimanager
                                                                           Small Cap Value
                                                                  ------------------ -----------------
                                                                         2008               2007
                                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     (27,144)     $   (21,182)
  Net realized gain (loss) on investments.......................       (3,278,679)       4,017,183
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (12,014,427)      (9,042,331)
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations.........      (15,320,250)      (5,046,330)
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        5,066,996        6,932,951
    Transfers between funds and guaranteed interest account,
      net.......................................................       (4,787,815)      (3,442,375)
    Transfers for contract benefits and terminations............       (1,659,609)      (2,231,222)
    Contract maintenance charges................................       (2,320,371)      (2,564,811)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (3,700,799)      (1,305,457)
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................          (89,002)             (21)
                                                                    -------------      -----------
Increase (Decrease) in Net Assets...............................      (19,110,051)      (6,351,808)
Net Assets -- Beginning of Period...............................       43,303,952       49,655,760
                                                                    -------------      -----------
Net Assets -- End of Period.....................................    $  24,193,901      $43,303,952
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................                9               13
  Redeemed......................................................              (10)              (6)
                                                                    -------------      -----------
  Net Increase (Decrease).......................................               (1)               7
                                                                    ----------------   -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               15               31
  Redeemed......................................................              (36)             (45)
                                                                    ---------------    -----------
  Net Increase (Decrease).......................................              (21)             (14)
                                                                    ---------------    -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              Multimanager
                                                                               Technology
                                                                  ------------------------------------
                                                                         2008               2007
                                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (318,846)     $  (380,488)
  Net realized gain (loss) on investments........................       1,302,040        4,948,261
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (45,032,927)       8,130,609
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations..........     (44,049,733)      12,698,382
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       8,386,016        8,866,093
    Transfers between funds and guaranteed interest account,
      net........................................................      (2,605,160)       4,270,389
    Transfers for contract benefits and terminations.............      (3,095,651)      (3,158,250)
    Contract maintenance charges.................................      (4,502,608)      (4,319,223)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (1,817,403)       5,659,009
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................        (249,000)              --
                                                                    -------------      -----------
Increase (Decrease) in Net Assets................................     (46,116,136)      18,357,391
Net Assets -- Beginning of Period................................      93,672,802       75,315,411
                                                                    -------------      -----------
Net Assets -- End of Period......................................   $  47,556,666      $93,672,802
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              11               12
  Redeemed.......................................................              (7)              (5)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................               4                7
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              79              155
  Redeemed.......................................................            (114)            (143)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................             (35)              12
                                                                    -------------      -----------


                                                                       Natural        Target 2015
                                                                    Resources (k)   Allocation (k)
                                                                  ---------------- ----------------
                                                                        2008             2008
                                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $       24,460     $  33,450
  Net realized gain (loss) on investments.......................       (2,825,057)      (26,966)
  Change in unrealized appreciation (depreciation) on
    investments.................................................       (9,626,203)      (55,945)
                                                                   --------------     ---------
  Net increase (decrease) in net assets from operations.........      (12,426,800)      (49,461)
                                                                   --------------     ---------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        7,360,633        49,485
    Transfers between funds and guaranteed interest account,
      net.......................................................       16,649,535       881,094
    Transfers for contract benefits and terminations............               --            --
    Contract maintenance charges................................         (165,163)       (3,275)
                                                                   --------------     ---------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       23,845,005       927,304
                                                                   --------------     ---------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................               --            --
                                                                   --------------     ---------
Increase (Decrease) in Net Assets...............................       11,418,205       877,843
Net Assets -- Beginning of Period...............................               --            --
                                                                   --------------     ---------
Net Assets -- End of Period.....................................   $   11,418,205     $ 877,843
                                                                   ==============     =========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               --            --
  Redeemed......................................................               --            --
                                                                   --------------     ---------
  Net Increase (Decrease).......................................               --            --
                                                                   --------------     ---------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              346            13
  Redeemed......................................................              (91)           (2)
                                                                   --------------     ---------
  Net Increase (Decrease).......................................              255            11
                                                                   --------------     ---------


                                                                             Target 2035
                                                                            Allocation (k)
                                                                  --------------------------------
                                                                        2008             2008
                                                                  ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................      $ 22,685       $    3,119
  Net realized gain (loss) on investments.......................         2,368              722
  Change in unrealized appreciation (depreciation) on
    investments.................................................           480          (16,517)
                                                                      --------       ----------
  Net increase (decrease) in net assets from operations.........        25,533          (12,676)
                                                                      --------       ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................           713               --
    Transfers between funds and guaranteed interest account,
      net.......................................................       633,977          109,900
    Transfers for contract benefits and terminations............            --               --
    Contract maintenance charges................................        (2,070)            (634)
                                                                      --------       ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       632,620          109,266
                                                                      --------       ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................            --               --
                                                                      --------       ----------
Increase (Decrease) in Net Assets...............................       658,153           96,590
Net Assets -- Beginning of Period...............................            --               --
                                                                      --------       ----------
Net Assets -- End of Period.....................................      $658,153       $   96,590
                                                                      ========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................            --               --
  Redeemed......................................................            --               --
                                                                      --------       ----------
  Net Increase (Decrease).......................................            --               --
                                                                      --------       ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             9                1
  Redeemed......................................................            --               --
                                                                      --------       ----------
  Net Increase (Decrease).......................................             9                1
                                                                      --------       ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                       Target 2045                Vanguard VIF
                                                                     Allocation (k)               Equity Index
                                                                    ----------------   ----------------------------------
                                                                          2008               2008              2007
                                                                    ----------------   ---------------   ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................         $   --         $    258,917        $   40,351
  Net realized gain (loss) on investments.......................             --             (207,953)          250,472
  Change in unrealized appreciation (depreciation) on
    investments.................................................             --           (2,355,208)          (87,065)
                                                                         ------         ------------        ----------
  Net increase (decrease) in net assets from operations.........             --           (2,304,244)          203,758
                                                                         ------         ------------        ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................          8,099            1,627,754         1,569,629
    Transfers between funds and guaranteed interest account,
      net.......................................................             --             (124,368)          (16,851)
    Transfers for contract benefits and terminations............             --              (76,729)          (68,557)
    Contract maintenance charges................................             --             (494,378)         (466,989)
                                                                         ------         ------------        ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................          8,099              932,279         1,017,232
                                                                         ------         ------------        ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             --              (29,999)               67
                                                                         ------         ------------        ----------
Increase (Decrease) in Net Assets...............................          8,099           (1,401,964)        1,221,057
Net Assets -- Beginning of Period...............................             --            5,512,660         4,291,603
                                                                         ------         ------------        ----------
Net Assets -- End of Period.....................................         $8,099         $  4,110,696        $5,512,660
                                                                         ======         ============        ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................             --                   18                13
  Redeemed......................................................             --                  (10)               (6)
                                                                         ------         ------------        ----------
  Net Increase (Decrease).......................................             --                    8                 7
                                                                         ------         ------------        ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             --                   --                --
  Redeemed......................................................             --                   --                --
                                                                         ------         ------------        ----------
  Net Increase (Decrease).......................................             --                   --                --
                                                                         ------         ------------        ----------

-------
(a) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(b) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(c) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(d) A substitution of EQ/Large Cap Value PLUS was made for Davis Value on August 17, 2007.
(e) A substitution of EQ/Van Kampen Mid Cap Growth was made for MFS Mid Cap Growth on August 17, 2007.
(f) A substitution of EQ/Lord Abbett Mid Cap Value was made for OpCap Renaissance on August 17, 2007.
(g) A substitution of EQ/JPMorgan Core Bond was made for PIMCO Total Return on August 17, 2007.
(h) A substitution of EQ/Van Kampen Real Estate was made U.S. Real Estate on August 17, 2007.
(i) A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(j) Commenced operations on August 17, 2007.
(k) Commenced operations on May 1, 2008.
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements

December 31, 2008


1.  Organization

    AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account FP ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of a mutual funds portfolio of AXA Premier VIP Trust ("VIP"), EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products, and Vanguard Variable Insurance Fund ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

    The Account consists of 74 variable investment options each of which invests in the EQAT or VIP portfolio of the same name:

    o AXA Aggressive Allocation
    o AXA Conservative Allocation
    o AXA Conservative-Plus Allocation
    o AXA Moderate Allocation
    o AXA Moderate-Plus Allocation
    o EQ/AllianceBernstein Common Stock
    o EQ/AllianceBernstein Intermediate Government Securities
    o EQ/AllianceBernstein International
    o EQ/AllianceBernstein Small Cap Growth
    o EQ/Ariel Appreciation II
    o EQ/AXA Rosenberg Value Long/Short Equity
    o EQ/BlackRock Basic Value Equity
    o EQ/BlackRock International Value
    o EQ/Boston Advisors Equity Income
    o EQ/Calvert Socially Responsible
    o EQ/Capital Guardian Growth
    o EQ/Capital Guardian Research
    o EQ/Caywood-Scholl High Yield
    o EQ/Equity 500 Index
    o EQ/Evergreen International Bond
    o EQ/Evergreen Omega
    o EQ/GAMCO Mergers and Acquisitions
    o EQ/GAMCO Small Company Value
    o EQ/International Core PLUS(1)
    o EQ/International Growth
    o EQ/JPMorgan Core Bond
    o EQ/JPMorgan Value Opportunities
    o EQ/Large Cap Core PLUS(2)
    o EQ/Large Cap Growth Index(5)
    o EQ/Large Cap Growth PLUS(3)
    o EQ/Large Cap Value Index(6)
    o EQ/Large Cap Value PLUS(7)
    o EQ/Long Term Bond
    o EQ/Lord Abbett Growth and Income
    o EQ/Lord Abbett Large Cap Core
    o EQ/Lord Abbett Mid Cap Value
    o EQ/Marsico Focus
    o EQ/Mid Cap Index(8)
    o EQ/Mid Cap Value PLUS(4)
    o EQ/Money Market
    o EQ/Montag & Caldwell Growth
    o EQ/PIMCO Real Return
    o EQ/Quality Bond PLUS(9)
    o EQ/Short Duration Bond
    o EQ/Small Company Index
    o EQ/T. Rowe Price Growth Stock
    o EQ/UBS Growth and Income
    o EQ/Van Kampen Comstock
    o EQ/Van Kampen Emerging Markets Equity
    o EQ/Van Kampen Mid Cap Growth
    o EQ/Van Kampen Real Estate
    o Fidelity VIP Asset Manager: Growth
    o Fidelity VIP Contrafund
    o Fidelity VIP Equity-Income
    o Fidelity VIP Growth & Income
    o Fidelity VIP High Income
    o Fidelity VIP Investment Grade Bond
    o Fidelity VIP Mid Cap
    o Fidelity VIP Value
    o Fidelity VIP Value Strategies
    o Multimanager Aggressive Equity
    o Multimanager Core Bond
    o Multimanager Health Care
    o Multimanager High Yield
    o Multimanager International Equity
    o Multimanager Large Cap Core Equity
    o Multimanager Large Cap Growth
    o Multimanager Large Cap Value
    o Multimanager Mid Cap Growth
    o Multimanager Mid Cap Value
    o Multimanager Small Cap Growth
    o Multimanager Small Cap Value
    o Multimanager Technology
    o Natural Resources
    o Target 2015 Allocation
    o Target 2025 Allocation
    o Target 2035 Allocation
    o Target 2045 Allocation
    o Vanguard VIF Equity Index

    ----------------------

    (1) Formerly known as MarketPLUS International Core
    (2) Formerly known as MarketPLUS Large Cap Core
    (3) Formerly known as MarketPLUS Large Cap Growth
    (4) Formerly known as MarketPLUS Mid Cap Value
    (5) Formerly known as EQ/AllianceBernstein Large Cap Growth
    (6) Formerly known as EQ/Legg Mason Value Equity
    (7) Formerly known as EQ/AllianceBernstein Value
    (8) Formerly known as EQ/FI Mid Cap
    (9) Formerly known as EQ/AllianceBernstein Quality Bond

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


1.  Organization (Concluded)

    Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

    The Account is used to fund benefits for the following Variable Life products (collectively, the "Contracts"):

    o Accumulator Life
    o Incentive Life
    o Incentive Life 2000
    o Incentive Life Sales (1999 and after)
    o Incentive Life '02
    o Incentive Life '06
    o Incentive Life(R) Optimizer
    o Incentive Life PlusSM
    o Incentive Life Plus Original Series
    o Paramount Life
    o IL Legacy
    o IL ProtectorSM
    o Incentive Life COLI
    o Incentive Life COLI '04
    o Champion 2000
    o Survivorship 2000
    o Survivorship Incentive Life 1999
    o Survivorship Incentive Life '02
    o Survivorship Incentive Life(R) Legacy
    o SP-Flex
    o Corporate Owned Incentive Life(R)

    The Incentive Life 2000, Champion 2000 and Survivorship 2000 contracts are herein referred to as the "Series 2000 Policies." Incentive Life PlusSM contracts offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life PlusSM." Incentive Life Plus contracts issued with a prior prospectus are referred to as "Incentive Life Plus Original Series."

    The Account supports the operations of various AXA Equitable insurance products. These products are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those life insurance products which are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution Channel.

    The amount retained by AXA Equitable in the Account arises principally from
    (1) contributions from AXA Equitable, (2) mortality and expense charges and administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets, attributable to accumulation of units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.

    Each of the variable investment options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Trusts, which were distributed by AXA Equitable to the contractowners.


2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
    (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


2.  Significant Accounting Policies (Concluded)

    Effective January 1, 2008, and as further described in Note 3 of the financial statements, AXA Equitable adopted SFAS No. 157, "Fair Value Measurements." SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair measurements that are already required or permitted by other accounting standards. Fair value is defined under SFAS No. 157 as the exchange price that would be received for an asset of paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset in an orderly transaction between market participants on the measurement date. The adoption of SFAS No. 157 had no impact on the net assets of the Account.

    Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

    Receivable/payable for policy-related transactions represent amount due to/from AXA Equitable's General Account predominantly related to premiums, surrenders and death benefits.

    Accumulation nonunitized represents a product offered based upon a dollar amount (starting at $1) rather than units. It is similar to Accumulation Units accounts, which are based upon units, as the dollar amount of the contractowner account changes with the investment activity of the fund the contract is invested in, net of contract charges.

    Payments received from contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to the variable investment options, and (except for SP-Flex contracts), to the guaranteed interest account of AXA Equitable's General Account. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved the among investment options, including permitted transfers to and from the guaranteed interest account. The net assets of any variable investment option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits.

    Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

    The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3.  Fair Value Disclosures

    SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS No. 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

    Level 1 Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

    Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


3.  Fair Value Disclosures (Concluded)

    Level 3 Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

    All investment assets of each Variable Investment Option of the Account are classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to contractholders of variable insurance policies. Contractholders may, without restriction, transact at the daily Net Asset Value(s) (NAV) of the mutual funds. The NAV represents the daily, per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

    As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008, are presented.


4.  Purchases and Sales of Investments

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

                                                           Purchases       Sales
                                                        -------------  -------------
    AXA Aggressive Allocation........................      47,460,962     12,149,268
    AXA Conservative Allocation......................      15,806,227      6,684,999
    AXA Conservative-Plus Allocation.................      18,020,430      6,713,188
    AXA Moderate Allocation..........................     145,564,260    136,601,950
    AXA Moderate-Plus Allocation.....................     130,908,424     27,330,826
    EQ/AllianceBernstein Common Stock................     826,650,636    992,090,150
    EQ/AllianceBernstein Intermediate
      Government Securities..........................      39,778,625     40,032,147
    EQ/AllianceBernstein International...............      65,655,314     90,561,852
    EQ/AllianceBernstein Small Cap Growth............      16,595,639     29,444,810
    EQ/Ariel Appreciation II.........................       1,668,363        411,628
    EQ/AXA Rosenberg VIT Value Long/Short Equity.....       7,505,805     10,585,102
    EQ/BlackRock Basic Value Equity..................      23,800,710     27,056,512
    EQ/BlackRock International Value.................     166,417,964    174,957,985
    EQ/Boston Advisors Equity Income.................       6,559,579      1,705,215
    EQ/Calvert Socially Responsible..................         572,760        548,942
    EQ/Capital Guardian Growth.......................       4,259,966      5,183,646
    EQ/Capital Guardian Research.....................       9,821,405     26,110,877
    EQ/Caywood-Scholl High Yield Bond................       4,903,620      2,265,983
    EQ/Equity 500 Index..............................      79,754,578     91,814,538
    EQ/Evergreen International Bond..................      45,778,233     17,925,922
    EQ/Evergreen Omega...............................       4,251,385      4,200,735
    EQ/GAMCO Mergers and Acquisitions................       3,090,917        889,742
    EQ/GAMCO Small Company Value.....................      21,080,328      4,832,255
    EQ/International Core PLUS.......................      14,837,198      5,988,813
    EQ/International Growth..........................      11,316,377      4,864,700
    EQ/JPMorgan Core Bond............................       9,738,379     13,279,068
    EQ/JPMorgan Value Opportunities..................       4,106,229      8,385,219
    EQ/Large Cap Core PLUS...........................       2,305,450      3,068,362
    EQ/Large Cap Growth Index........................      35,802,988     34,979,901
    EQ/Large Cap Growth PLUS.........................      11,288,754     21,274,543
    EQ/Large Cap Value Index.........................       2,132,533        608,295
    EQ/Large Cap Value PLUS..........................      42,175,602    106,730,526
    EQ/Long Term Bond................................       3,152,650      1,364,468
    EQ/Lord Abbett Growth and Income.................       1,094,015        293,047
    EQ/Lord Abbett Large Cap Core....................       4,694,164      1,014,354
    EQ/Lord Abbett Mid Cap Value.....................       5,490,819      4,956,005
    EQ/Marsico Focus.................................      32,898,878     20,589,951
    EQ/Mid Cap Index.................................      16,090,213     17,785,982
    EQ/Mid Cap Value PLUS............................      87,950,500    114,055,598

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


4. Purchases and Sales of Investments (Concluded)

                                                Purchases        Sales
                                              -------------  -------------
EQ/Money Market.............................. 270,358,427    247,802,292
EQ/Montag & Caldwell Growth..................  12,317,031      3,389,928
EQ/PIMCO Real Return.........................  41,430,329     11,526,979
EQ/Quality Bond PLUS.........................  37,594,175     34,315,413
EQ/Short Duration Bond.......................   2,783,619        963,056
EQ/Small Company Index.......................  19,473,326     12,433,131
EQ/T. Rowe Price Growth Stock................   5,973,717      5,759,338
EQ/UBS Growth and Income.....................   1,697,039        816,868
EQ/Van Kampen Comstock.......................   1,672,112        439,621
EQ/Van Kampen Emerging Markets Equity........  64,798,246     77,348,842
EQ/Van Kampen Mid Cap Growth.................  13,987,641      5,665,864
EQ/Van Kampen Real Estate....................  26,289,185     25,636,699
Fidelity VIP Asset Manager: Growth...........   5,003,654      2,539,094
Fidelity VIP Contrafund......................  17,398,600     16,079,905
Fidelity VIP Equity-Income...................   2,268,355      3,468,843
Fidelity VIP Growth & Income.................   3,165,873      2,057,454
Fidelity VIP High Income.....................   6,413,184      6,530,188
Fidelity VIP Investment Grade Bond...........   4,872,520      5,694,912
Fidelity VIP Mid Cap.........................  15,021,476     12,094,366
Fidelity VIP Value...........................   1,875,040      2,767,383
Fidelity VIP Value Strategies................   2,791,981      3,993,441
Multimanager Aggressive Equity...............   7,709,565     44,709,131
Multimanager Core Bond.......................  27,323,923     17,986,186
Multimanager Health Care.....................   9,054,013      8,717,295
Multimanager High Yield......................  68,848,655     67,882,937
Multimanager International Equity............  14,869,405     13,653,269
Multimanager Large Cap Core Equity...........   2,350,280      2,630,041
Multimanager Large Cap Growth................   5,003,437      5,469,500
Multimanager Large Cap Value.................  13,286,232      7,666,432
Multimanager Mid Cap Growth..................   6,274,595      7,447,666
Multimanager Mid Cap Value...................  11,587,746     13,626,070
Multimanager Small Cap Growth................   2,409,382      1,217,778
Multimanager Small Cap Value.................   5,497,451      9,171,315
Multimanager Technology......................  13,134,292     15,565,666
Natural Resources............................  32,095,978      6,904,877
Target 2015 Allocation.......................   1,100,256        133,461
Target 2025 Allocation.......................     665,670          5,690
Target 2035 Allocation.......................     113,837            533
Target 2045 Allocation.......................       8,099              0
Vanguard VIF Equity Index....................   2,359,110      1,197,913

5.  Expenses and Related Party Transactions

    The assets in each variable investment option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options invest are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that The Trusts, on behalf of each Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


5.  Expenses and Related Party Transactions (Concluded)

    AXA Equitable serves as investment manager of The Portfolios of EQAT and VIP. Fidelity Management & Research (UK) Inc., Fidelity Management & Research (Far East), Fidelity Investments Japan Limited, and FMR Co., Inc. serve as investment managers for the Fidelity Variable Insurance Products--Fidelity VIP Asset Manager, Fidelity VIP Contra Fund, Fidelity VIP Equity, Fidelity VIP Growth & Income, Fidelity VIP High Income, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Fidelity VIP Value, Fidelity VIP Value Strategies. The Vanguard Group serves as the investment manager of the Vanguard Variable Insurance Fund--Vanguard VIF Equity Index Portfolio. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.10% to a high of 1.40% of average daily net assets of the Portfolios of the Trust. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors"), and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

    AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Portfolios; EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index, as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

    AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

    The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell our contracts for these companies are appointed as agents of AXA Equitable and are registered representatives of the agencies and affiliated broker-dealer. AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network.


6.  Substitutions/Transfers

    The following table sets forth the dates at which substitution and reorganization transactions took place in the Account. For accounting purposes, these transactions were considered tax-free exchanges. * denotes Reorganization Transaction, + denotes Substitution Transaction.

-------------------------------------------------------------------------------------------------------------
August 17, 2007                          Removed Portfolio                        Surviving Portfolio
-------------------------------------------------------------------------------------------------------------
                                 EQ/AllianceBernstein Growth and Income*       EQ/AllianceBernstein Value*
-------------------------------------------------------------------------------------------------------------
Shares -- Class A                            21,668,626                                  40,147,720
Shares -- Class B                             7,001,666                                  12,918,541
Value -- Class A                                 $19.34                                $      16.30
Value -- Class B                                 $19.21                                $      16.27
Net assets before merger                   $553,573,231                                $311,019,267
Net assets after merger                              --                                 864,592,498
-------------------------------------------------------------------------------------------------------------
                                           Davis Value+                     EQ/AllianceBernstein Value+
-------------------------------------------------------------------------------------------------------------
Shares -- Class A                               109,371                                     191,074
Value -- Class A                           $      14.84                                $      16.30
Net assets before merger                   $  1,623,066                                $  1,491,440
Net assets after merger                              --                                $  3,114,506
-------------------------------------------------------------------------------------------------------------
                                         MFS Mid Cap Growth+                 EQ/Van Kampen Mid Cap Growth+
-------------------------------------------------------------------------------------------------------------
Shares -- Class A                                48,805                                      24,162
Value -- Class A                           $       7.28                                $      14.71
Net assets before merger                   $    355,300                                $        123
-------------------------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


6. Substitutions/Transfers (Concluded)


---------------------------------------------------------------------------------------------------------------------

 August 17, 2007                           Removed Portfolio                    Surviving Portfolio
---------------------------------------------------------------------------------------------------------------------
Net assets after merger                              --                                $    355,423
---------------------------------------------------------------------------------------------------------------------
                                         OpCap Renaissance+                  EQ/Lord Abbett Mid Cap Value+
---------------------------------------------------------------------------------------------------------------------
Shares -- Class A                             1,343,778                                   1,813,654
Value -- Class A                           $      14.14                                $      12.68
Net assets before merger                   $ 19,001,021                                $  3,996,112
Net assets after merger                              --                                $ 22,997,133
---------------------------------------------------------------------------------------------------------------------
                                          PIMCO Total Return+                 EQ/JPMorgan Core Bond+
---------------------------------------------------------------------------------------------------------------------
Shares -- Class A                               67,929                                    155,328
Value -- Class A                             $   10.07                                $     11.02
Net assets before merger                     $ 684,045                                $ 1,027,670
Net assets after merger                             --                                $ 1,711,715
---------------------------------------------------------------------------------------------------------------------
                                         UIF U.S. Real Estate+              EQ/Van Kampen Real Estate+
---------------------------------------------------------------------------------------------------------------------
Shares -- Class A                            3,897,541                                 10,304,467
Shares -- Class B                               64,096                                    167,989
Value -- Class A                           $     24.11                                $      9.13
Value -- Class B                           $     23.88                                $      9.13
Net assets before merger                   $95,500,326                                $   113,197
Net assets after merger                             --                                $95,613,523
---------------------------------------------------------------------------------------------------------------------
July 6, 2007                                 Removed Portfolio                         Surviving Portfolio
---------------------------------------------------------------------------------------------------------------------
                                  EQ/Capital Guardian U.S. Equity*             EQ/Capital Guardian Research*
---------------------------------------------------------------------------------------------------------------------
Shares--Class A                                965,701                                    833,441
Shares -- Class B                            5,726,963                                 10,542,446
Value -- Class A                           $     12.05                               $      15.09
Value -- Class B                           $     12.05                               $      15.08
Net assets before merger                   $80,646,601                               $ 90,910,109
Net assets after merger                             --                               $171,556,710
---------------------------------------------------------------------------------------------------------------------
 November 17, 2006                           Removed Portfolio                         Surviving Portfolio
---------------------------------------------------------------------------------------------------------------------
                           Laudus Rosenberg VIT Value Long/Short Equity      EQ/AXA Rosenberg Value Long/Short Equity
---------------------------------------------------------------------------------------------------------------------
Shares -- Class B                            1,406,771                                  1,406,771
Value -- Class B                           $15,108,715                                $15,108,715
Net Assets before merger                   $15,108,715                                         --
Net Assets after merger                             --                                $15,108,715
---------------------------------------------------------------------------------------------------------------------

7.  Contractowner Charges

    Under the Contracts, AXA Equitable assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. The products have charges currently as shown below:



                                                           Mortality and Expense     Mortality     Administrative     Total
                                                          ----------------------- --------------- ---------------- ----------
Accumulator Life.........................................      varies (b)(d)          varies (b)     varies (b)(f)    varies
Incentive Life, Incentive Life 2000, Incentive Life
  1999, Incentive Life Plus, Champion 2000...............       0.60% (a)                 --              --           0.60%
Incentive Life '02.......................................     varies (b)(g)               --              --           0.80%
Incentive Life '06.......................................       0.85%(b)(e)               --              --           0.85%
Survivorship Incentive Life '02..........................       0.90%(b)                  --              --           0.90%
Paramount Life...........................................       0.60%(a)                  --              --           0.60%
Incentive Life Plus Original Series......................       0.60%(b)                  --              --           0.60%
Incentive Life COLI......................................       0.60%(b)                  --              --           0.60%
Incentive Life COLI '04..................................       0.75%(b)(c)               --              --           0.75%
Survivorship Incentive Life 1999.........................       0.60%(a)                  --              --           0.60%
Survivorship 2000........................................       0.90%(a)                  --              --           0.90%
IL Legacy................................................       1.75%(b)(h)               --              --           1.75%
IL Protector.............................................       0.80%(a)                  --              --           0.80%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


7.  Contractowner Charges (Continued)

                                                           Mortality and Expense     Mortality     Administrative     Total
                                                          ----------------------- --------------- ---------------- ----------
SP-Flex..................................................       0.85%(a)                0.60%(a)        0.35%(a)       1.80%
Incentive Life(R) Optimizer..............................       0.85%(b)(i)               --              --           0.85%
Survivorship Incentive Life(R) Legacy....................       0.55%(b)(j)               --              --           0.55%
Corporate Owned Incentive Life(R)........................       0.35%(b)(k)               --              --           0.35%

----------------------

    (a)  Charged to daily net assets of the Account.

    (b) Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.

    (c)  Policy years 1-5 0.75% (1.00% maximum)
         Policy years 6-20 0.55% (0.75% maximum)

    (d) Varies by age, sex, class. The highest current charge is 1.21%. Policy years 1-10 0.71% to 1.46% maximum
         Policy years 11+ 0.30% to 0.50% maximum

    (e)  Policy years 1-8 0.85% (1.00% maximum)
         Policy years 9-10 0.00% (1.00% maximum)

    (f)  Policy years 1-10 0.72% to 1.73%
         Policy years 11+ 0.11% to 0.32%

    (g)  Policy years 1-15 0.80%, 0.70% or 0.60% depending
         Policy years 16+ 0.30% or 0.20% depending

    (h)  Policy years 1-10 1.75% (maximum and current)
         Policy years 11-20 0.25% (0.50% maximum)
         Policy Years 21+ 0.00% (0.50% maximum)

    (i)  Policy years 1-10 1.00% (maximum)
         Policy years 11+ 0.08% (0.50% maximum)

    (j)  Policy years 1-15 0.55% (maximum)
         Policy years 16+ 0.05% (0.55% maximum)
         For policies with the ENLG rider, there is an additional charge of 0.70% deducted until age 100 of the younger insured.

    (k)  Policy years 1-10 0.35% (0.50% maximum)
         Policy years 11+ 0.10% (0.35% maximum)
         For policies with the ENLG rider, there is an additional charge of 0.70% deducted until age 100 of the younger insured.

    The Accumulator Life Program utilizes two insurance products -- a single premium fixed annuity contract and a flexible premium variable life insurance policy. The Program is designed to provide a simple method to purchase a variable life insurance policy with a single purchase payment. The Accumulator Life mortality and expense guaranteed risk charges are 0.71% to 1.46% in years 1 to 10 and 0.30% to 0.50% in years 11 and beyond. The current mortality and risk charges are lower than the guaranteed charges. The highest current charge is 1.21%. Beginning in year 11, the current rates are scheduled to decrease further. As Accumulator Life was first offered in 2004, future decreases have not yet taken effect. The Accumulator Life guaranteed administrative charges vary in years 1 to 10 from 0.72% to 1.73% of the Policy Account Value, depending on age, sex, and class. The current and guaranteed basis charges are equal. Beginning in policy year 11 the administrative rates are guaranteed to decrease. The Accumulator Life current cost of insurance charges vary in years 1 to 10 from 1.27% to 2.42% of the greater of (1) the Policy Account Value and (2) the Mortality Charge Base (accumulation of the 7-pay premiums due, up to that time at 4%), depending on the age, sex, and class. Beginning in policy year 11 the current cost of insurance charges decrease on a current basis. The cost of insurance charge is capped at the guaranteed cost of insurance rate times the Net Amount of Risk.

    The Incentive Life '02 mortality and expense risk charge of 0.80%, 0.70% or 0.60% will be in effect for the first 15 policy years depending upon the value of the contractowner's variable investment options. For policy years 16 and later the charge is currently 0.30% or 0.20%, depending upon the value of the contractowner's variable investment options. The Survivorship Incentive Life '02 mortality and expense risk charge of 0.90% will be in effect for the first 15 policy years. For policy years 16 and later the charge is currently 0.60% and 0.30% depending upon the value of the contractowner's variable investment options. The current mortality and expense risk charges are lower than guaranteed charges.

    The Incentive Life '06 mortality and expense risk charge of 0.85% will be in effect for the first 8 policy years on a current basis. For policy years 9 and later, the charge is currently 0.00%. The current mortality and expense risk charges are lower than guaranteed charges .

    The Incentive Life Legacy mortality and expense risk charge of 1.75% will be in effect for the first ten policy years on a current and guaranteed basis. For policy years 11-20, the charge is currently 0.25% and for policy years 21 and later, it is 0.00%. In policy years 11 and later the current mortality and expense risk charges are lower than guaranteed charges.

    The Incentive Life(R) Optimizer mortality and expense charge of 0.85% will be in effect for the first eight policy years on a current basis. For policy years 9 and later, no charge is deducted on a current basis. The current mortality and expense charges are lower than the guaranteed charges.

    The Survivorship Incentive Life(R) Legacy mortality and expense charge of 0.55% will be in effect for the first fifteen policy years. For policy years sixteen and later the charge is currently 0.05%. The current mortality and expense charges are lower than the guaranteed charges. For policies with the ENLG rider, there is an additional charge of 0.70% deducted until age 100 of the younger insured.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


7.  Contractowner Charges (Continued)

    The Corporate Owned Incentive Life(R) mortality and expense charge of 0.35% will be in effect for the first ten policy years. For policy years on a current basis 11 and later, the charge will be 0.10% on a current basis. The current mortality and expense charges are lower than the guaranteed charges.

    Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus, Incentive Life COLI, Incentive Life COLI '04, Corporate Owned Incentive Life, and the Series 2000 Policies, AXA Equitable deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium charge (Incentive Life Plus, Survivorship Incentive Life 1999, Survivorship Incentive Life '02, Incentive Life 1999, Incentive Life '02, Incentive Life '06, Incentive Life Legacy, Paramount Life, IL Protector, Incentive Life COLI '04 IL Optimizer, SIL Legacy, Corporate Owned Incentive Life, and Series 2000 Policies) from premiums.

    Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

    Contractowners' accounts are assessed monthly by AXA Equitable for mortality cost of insurance and optional rider benefit charges and administrative charges. SP-Flex mortality and expense and administrative charges are deducted daily. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

    The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract, election of riders, or Contractowner's account value.


Charges                                When charge is deducted                Amount deducted                      How deducted
------------------------------------   -----------------------   -------------------------------------------  ----------------------
Riders                                 Monthly                   Amount varies depending on the specifics     Unit liquidation from
                                                                 of your policy.                              account value

Death Benefit Guarantee (Guaranteed    Monthly                   Low - $0.01 for each $1,000 of face          Unit liquidation from
Minimum Death Benefit Charge).                                   amount of the policy.                        account value

                                                                 High - $0.02 for each $1,000 of face
                                                                 amount of the policy.

Charge for State and Local Tax         At time of premium        Varies by state of residence of insured      Deducted from
Expense                                payment                   person.                                      premium

Charge for Federal Tax Expenses                                   1.25%

Premium Charge                         At time of premium        Depending on the policy, varies from a flat  Deducted from
                                       payment                   fee of $2 to $250 to a range of 3% to 30%    premium
                                                                 on premiums

Monthly administrative charges         Monthly                   Low - $5 per month                           Unit liquidation from
                                                                                                              account value
                                                                 High - Depending on face amount,
                                                                 policyholder age at issue and policy year,
                                                                 up to $55 per year.

                                                                 Depending on the policy, may also be a
                                                                 charge per $1,000 of face amount ranging
                                                                 from $0.03 to $ 0.70

Cost of Insurance (COI) and Rating     Monthly                   Amount varies depending upon specifics of    Unit liquidation from
charge                                                           policy. COI based upon amount at risk.       account value
                                                                 Rating Charge based upon face amount of
                                                                 insurance.

Surrender, termination or decrease     At time of transaction    The amount of surrender charges if           Unit liquidation from
in face amount of policy during the                              applicable is set forth in your policy.      account value
first 10 or 15 years depending on
contract.

Partial Withdrawal                     At time of transaction.   $25 (or if less, 2% of the withdrawal)       Unit liquidation from
                                                                                                              account value

Increase in policy's face amount       At time of transaction.   $1.50 for each $1,000 of the increase (but   Unit liquidation from
                                                                 not more than $250 in total)                 account value


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008

7.  Contractowner Charges (Concluded)

Charges                                When charge is deducted                Amount deducted                      How deducted
------------------------------------   -----------------------   -------------------------------------------  ----------------------
Administrative Surrender Charge        At time of transaction.   $2 to $6 per 1,000 depending on issue age    Unit liquidation from
                                                                 which after the third year declines if       account value
                                                                 applicable

                                                                 Depending on the policy, may also be a
                                                                 charge per policy ranging from $450 to
                                                                 $540 which after the third year declines

Transfers among investment options     At time of transaction.   Low - $25 after 12 transfers if applicable   Unit liquidation from
per policy year                                                                                               account value
                                                                 High - $25 per transfer


8.  Accumulation Unit Values

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated.


                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                      ------------ -------------------- ------------ ---------------- --------------
AXA Aggressive Allocation
-------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A           $ 102.02             --                 --            --           (39.04)%
         Highest contract charge 0.90% Class A          $  97.29             --                 --            --           (39.59)%
         All contract charges                                 --            557            $55,039          1.79%              --
  2007   Lowest contract charge 0.00% Class A           $ 167.36             --                 --            --             6.44%
         Highest contract charge 0.90% Class A          $ 161.05             --                 --            --             5.47%
         All contract charges                                 --            458            $75,012          3.31%              --
  2006   Lowest contract charge 0.00% Class A           $ 157.24             --                 --            --            18.18%
         Highest contract charge 0.90% Class A          $ 152.70             --                 --            --            17.12%
         All contract charges                                 --            233            $36,082          3.64%              --
  2005   Lowest contract charge 0.00% Class A           $ 133.04             --                 --            --             8.33%
         Highest contract charge 0.90% Class A          $ 130.37             --                 --            --             7.36%
         All contract charges                                 --            105            $12,566          5.00%              --
  2004   Lowest contract charge 0.00% Class A           $ 122.81             --                 --            --            12.07%
         Highest contract charge 0.90% Class A          $ 121.44             --                 --            --            11.07%
         All contract charges                                 --             46            $ 5,618          2.15%              --
AXA Aggressive Allocation
-------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)       $ 100.70             --                 --            --           (39.19)%
         Highest contract charge 0.90% Class B          $  96.03             --                 --            --           (39.74)%
         All contract charges                                 --            242            $24,066          1.79%              --
  2007   Lowest contract charge 0.00% Class B (c)       $ 165.60             --                 --            --             6.17%
         Highest contract charge 0.90% Class B          $ 159.36             --                 --            --             5.21%
         All contract charges                                 --            140            $22,756          3.31%              --
  2006   Lowest contract charge 0.00% Class B (c)       $ 155.98             --                 --            --            17.90%
         Highest contract charge 0.90% Class B          $ 151.47             --                 --            --            16.84%
         All contract charges                                 --             68            $10,432          3.64%              --
  2005   Lowest contract charge 0.00% Class B (c)       $ 132.30                                --            --             8.06%
         Highest contract charge 0.90% Class B          $ 129.64             --                 --            --             7.09%
         All contract charges                                 --             31            $ 4,069          5.00%              --
  2004   Lowest contract charge 0.00% Class B (c)       $ 122.43             --                 --            --            11.79%
         Highest contract charge 0.90% Class B          $ 121.06             --                 --            --            10.79%
         All contract charges                                 --             15            $ 1,816          2.15%              --
AXA Conservative Allocation
---------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A           $ 112.96             --                 --            --           (10.80)%
         Highest contract charge 0.90% Class A          $ 107.73             --                 --            --           (11.60)%
         All contract charges                                 --            122            $13,469          5.91%              --
  2007   Lowest contract charge 0.00% Class A           $ 126.63             --                 --            --             6.07%
         Highest contract charge 0.90% Class A          $ 121.86             --                 --            --             5.11%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                      ------------ -------------------- ------------ ---------------- --------------
AXA Conservative Allocation (Continued)
---------------------------------------
         All contract charges                                 --             73            $ 9,013          4.70%              --
  2006   Lowest contract charge 0.00% Class A           $ 119.38             --                 --            --             6.64%
         Highest contract charge 0.90% Class A          $ 115.93             --                 --            --             5.68%
         All contract charges                                 --             37            $ 4,339          4.65%              --
  2005   Lowest contract charge 0.00% Class A           $ 111.95             --                 --            --             2.70%
         Highest contract charge 0.90% Class A          $ 109.70             --                 --            --             1.77%
         All contract charges                                 --             23            $ 2,552          4.10%              --
  2004   Lowest contract charge 0.00% Class A           $ 109.01             --                 --            --             6.29%
         Highest contract charge 0.90% Class A          $ 107.79             --                 --            --             5.33%
         All contract charges                                 --             19            $ 2,008          4.44%              --
AXA Conservative Allocation
---------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)       $ 111.49              --                --            --           (11.01)%
         Highest contract charge 0.90% Class B          $ 106.32              --                --            --           (11.82)%
         All contract charges                                 --              33          $  3,580          5.91%              --
  2007   Lowest contract charge 0.00% Class B (c)       $ 125.29              --                --            --             5.80%
         Highest contract charge 0.90% Class B          $ 120.57              --                --            --             4.85%
         All contract charges                                 --              12          $  1,457          4.70%              --
  2006   Lowest contract charge 0.00% Class B (c)       $ 118.42              --                --            --             6.37%
         Highest contract charge 0.90% Class B          $ 115.00              --                --            --             5.42%
         All contract charges                                 --               7          $    896          4.65%              --
  2005   Lowest contract charge 0.00% Class B (c)       $ 111.33              --                --            --             2.44%
         Highest contract charge 0.90% Class B          $ 109.09              --                --            --             1.52%
         All contract charges                                 --               4          $    485          4.10%              --
  2004   Lowest contract charge 0.00% Class B (c)       $ 108.67              --                --            --             6.03%
         Highest contract charge 0.90% Class B          $ 107.45              --                --            --             5.07%
         All contract charges                                 --               2          $    167          4.44%              --
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A           $ 108.88              --                --            --           (19.22)%
         Highest contract charge 0.90% Class A          $ 103.83              --                --            --           (19.95)%
         All contract charges                                 --             126          $ 13,363          4.59%              --
  2007   Lowest contract charge 0.00% Class A           $ 134.79              --                --            --             5.75%
         Highest contract charge 0.90% Class A          $ 129.71              --                --            --             4.80%
         All contract charges                                 --              82          $ 10,940          4.42%              --
  2006   Lowest contract charge 0.00% Class A           $ 127.46              --                --            --             9.03%
         Highest contract charge 0.90% Class A          $ 123.77              --                --            --             8.05%
         All contract charges                                 --              44          $  5,540          3.91%              --
  2005   Lowest contract charge 0.00% Class A           $ 116.90              --                --            --             3.50%
         Highest contract charge 0.90% Class A          $ 114.55              --                --            --             2.57%
         All contract charges                                 --              30          $  3,453          5.23%              --
  2004   Lowest contract charge 0.00% Class A           $ 112.95              --                --            --             8.02%
         Highest contract charge 0.90% Class A          $ 111.68              --                --            --             7.05%
         All contract charges                                 --              11          $  1,341          5.01%              --
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)       $ 107.46              --                --            --           (19.43)%
         Highest contract charge 0.90% Class B          $ 102.48              --                --            --           (20.15)%
         All contract charges                                 --              54          $  5,770          4.59%              --
  2007   Lowest contract charge 0.00% Class B (c)       $ 133.37              --                --            --             5.49%
         Highest contract charge 0.90% Class B          $ 128.34              --                --            --             4.54%
         All contract charges                                 --              15          $  1,965          4.42%              --
  2006   Lowest contract charge 0.00% Class B (c)       $ 126.43              --                --            --             8.76%
         Highest contract charge 0.90% Class B          $ 122.77              --                --            --             7.78%
         All contract charges                                 --               7          $    836          3.91%              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
AXA Conservative-Plus Allocation (Continued)
--------------------------------------------
  2005   Lowest contract charge 0.00% Class B (c)       $ 116.25              --                --            --             3.25%
         Highest contract charge 0.90% Class B          $ 113.91              --                --            --             2.32%
         All contract charges                                 --               4          $    441          5.23%              --
  2004   Lowest contract charge 0.00% Class B (c)       $ 112.59              --                --            --             7.75%
         Highest contract charge 0.90% Class B          $ 111.33              --                --            --             6.78%
         All contract charges                                 --               3          $    326          5.01%              --
AXA Moderate Allocation
-----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A           $ 222.23              --                --            --           (24.29)%
         Highest contract charge 0.90% Class A          $ 207.64              --                --            --           (24.97)%
         All contract charges                                 --           2,411          $962,519          3.66%              --
AXA Moderate Allocation (Continued)
-----------------------------------
  2007   Lowest contract charge 0.00% Class A         $ 293.51              --                 --           --            6.54%
         Highest contract charge 0.90% Class A        $ 276.73              --                 --           --            5.58%
         All contract charges                               --           2,592         $1,387,781         3.32%             --
  2006   Lowest contract charge 0.00% Class A         $ 275.48              --                 --           --           10.60%
         Highest contract charge 0.90% Class A        $ 262.11              --                 --           --            9.60%
         All contract charges                               --           2,735         $1,392,978         2.87%             --
  2005   Lowest contract charge 0.00% Class A         $ 249.09              --                 --           --            5.05%
         Highest contract charge 0.90% Class A        $ 239.15              --                 --           --            4.38%
         All contract charges                               --           2,888         $1,343,916         2.56%             --
  2004   Lowest contract charge 0.00% Class A         $ 237.11              --                 --           --            9.00%
         Highest contract charge 0.90% Class A        $ 229.11              --                 --           --            8.02%
         All contract charges                               --           3,033         $1,379,837         2.77%             --
AXA Moderate Allocation
-----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $ 110.24              --                 --           --          (24.47)%
         Highest contract charge 0.90% Class B        $ 112.73              --                 --           --          (25.16)%
         All contract charges                               --             772         $   82,571         3.66%             --
  2007   Lowest contract charge 0.00% Class B (c)     $ 145.96              --                 --           --            6.27%
         Highest contract charge 0.90% Class B        $ 150.62              --                 --           --            5.31%
         All contract charges                               --             685         $   96,133         3.32%             --
  2006   Lowest contract charge 0.00% Class B (c)     $ 137.35              --                 --           --           10.32%
         Highest contract charge 0.90% Class B        $ 143.03              --                 --           --            9.33%
         All contract charges                               --             638         $   85,631         2.87%             --
  2005   Lowest contract charge 0.00% Class B (c)     $ 124.50              --                 --           --            4.80%
         Highest contract charge 0.90% Class B        $ 130.82              --                 --           --            3.85%
         All contract charges                               --             659         $   89,296         2.56%             --
  2004   Lowest contract charge 0.00% Class B (c)     $ 118.80              --                 --           --            8.72%
         Highest contract charge 0.90% Class B        $ 125.97              --                 --           --            7.75%
         All contract charges                               --             660         $   77,456         2.77%             --
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 108.67              --                 --           --          (31.61)%
         Highest contract charge 0.90% Class A        $ 103.64              --                 --           --          (32.22)%
         All contract charges                               --           1,552         $  164,181         2.62%             --
  2007   Lowest contract charge 0.00% Class A         $ 158.89              --                 --           --            6.65%
         Highest contract charge 0.90% Class A        $ 152.90              --                 --           --            5.69%
         All contract charges                               --           1,250         $  194,601         3.77%             --
  2006   Lowest contract charge 0.00% Class A         $ 148.98              --                 --           --           14.79%
         Highest contract charge 0.90% Class A        $ 144.67              --                 --           --           13.76%
         All contract charges                               --             683         $  100,405         3.84%             --
  2005   Lowest contract charge 0.00% Class A         $ 129.78              --                 --           --            6.93%
         Highest contract charge 0.90% Class A        $ 127.17              --                 --           --            5.97%
         All contract charges                               --             294         $   37,728         5.53%             --
  2004   Lowest contract charge 0.00% Class A         $ 121.36              --                 --           --           11.97%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
AXA Moderate-Plus Allocation (Continued)
----------------------------------------
         Highest contract charge 0.90% Class A        $ 120.00              --                 --           --           10.96%
         All contract charges                               --             108         $   13,111         3.95%             --
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $ 107.26              --                 --           --          (31.77)%
         Highest contract charge 0.90% Class B        $ 102.29              --                 --           --          (32.39)%
         All contract charges                               --             727         $   76,912         2.62%             --
  2007   Lowest contract charge 0.00% Class B (c)     $ 157.21              --                 --           --            6.39%
         Highest contract charge 0.90% Class B        $ 151.29              --                 --           --            5.43%
         All contract charges                               --             430         $   66,580         3.77%             --
AXA Moderate-Plus Allocation (Continued)
----------------------------------------
  2006   Lowest contract charge 0.00% Class B (c)     $ 147.77              --                 --           --         14.50%
         Highest contract charge 0.90% Class B        $ 143.50              --                 --           --         13.48%
         All contract charges                               --             199         $   29,024         3.84%           --
  2005   Lowest contract charge 0.00% Class B (c)     $ 129.05              --                 --           --          6.67%
         Highest contract charge 0.90% Class B        $ 126.46              --                 --           --          5.71%
         All contract charges                               --              61         $    7,834         3.95%           --
  2004   Lowest contract charge 0.00% Class B (c)     $ 120.99              --                 --           --         11.69%
         Highest contract charge 0.90% Class B        $ 119.63              --                 --           --         10.69%
         All contract charges                               --              18         $    2,181         4.00%           --
EQ/AllianceBernstein Common Stock
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 207.02              --                 --           --       (43.66)%
         Highest contract charge 0.90% Class A        $ 228.54              --                 --           --       (44.16)%
         All contract charges                               --           2,570         $1,063,965         1.76%          --
  2007   Lowest contract charge 0.00% Class A         $ 367.42              --                 --           --         3.74%
         Highest contract charge 0.90% Class A        $ 409.31              --                 --           --         2.80%
         All contract charges                               --           2,851         $2,121,464         1.21%          --
  2006   Lowest contract charge 0.00% Class A         $ 354.17              --                 --           --        10.96%
         Highest contract charge 0.90% Class A        $ 398.15              --                 --           --         9.97%
         All contract charges                               --           3,107         $2,255,277         1.42%          --
  2005   Lowest contract charge 0.00% Class A         $ 319.17              --                 --           --         4.56%
         Highest contract charge 0.90% Class A        $ 362.05              --                 --           --         3.62%
         All contract charges                               --           3,328         $2,221,730         1.05%          --
  2004   Lowest contract charge 0.00% Class A         $ 305.25              --                 --           --        14.40%
         Highest contract charge 0.90% Class A        $ 349.40              --                 --           --        13.37%
         All contract charges                               --           3,493         $2,281,558         1.21%          --
EQ/AllianceBernstein Common Stock
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $  65.14              --                 --           --       (43.79)%
         Highest contract charge 0.90% Class B        $  71.78              --                 --           --       (44.30)%
         All contract charges                               --           1,545         $  114,072         1.76%          --
  2007   Lowest contract charge 0.00% Class B (c)     $ 115.89              --                 --           --         3.48%
         Highest contract charge 0.90% Class B        $ 128.87              --                 --           --         2.54%
         All contract charges                               --           1,632         $  215,773         1.21%          --
  2006   Lowest contract charge 0.00% Class B (c)     $ 111.99              --                 --           --        10.69%
         Highest contract charge 0.90% Class B        $ 125.68              --                 --           --         9.70%
         All contract charges                               --           1,728         $  222,898         1.42%          --
  2005   Lowest contract charge 0.00% Class B (c)     $ 101.18              --                 --           --         4.30%
         Highest contract charge 0.90% Class B        $ 114.57              --                 --           --         3.36%
         All contract charges                               --           1,773         $  207,802         1.05%          --
  2004   Lowest contract charge 0.00% Class B (c)     $  97.01              --                 --           --        14.12%
         Highest contract charge 0.90% Class B        $ 110.84              --                 --           --        13.09%
         All contract charges                               --           1,785         $  201,729         1.21%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/AllianceBernstein Intermediate Government
  Securities
--------------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 213.74              --                 --           --         3.85%
         Highest contract charge 0.90% Class A        $ 196.64              --                 --           --         2.92%
         All contract charges                               --             514         $  115,434         3.43%          --
  2007   Lowest contract charge 0.00% Class A         $ 205.81              --                 --           --         7.13%
         Highest contract charge 0.90% Class A        $ 191.07              --                 --           --         6.17%
         All contract charges                               --             514         $  111,848         4.67%          --
  2006   Lowest contract charge 0.00% Class A         $ 192.11              --                 --           --         3.39%
         Highest contract charge 0.90% Class A        $ 179.97              --                 --           --         2.46%
         All contract charges                               --             519         $  106,196         4.12%          --
  2005   Lowest contract charge 0.00% Class A         $ 185.82              --                --            --          1.49%
         Highest contract charge 0.90% Class A        $ 175.66              --                --            --          0.58%
         All contract charges                               --             582          $116,035          3.45%           --
  2004   Lowest contract charge 0.00% Class A         $ 183.09              --                --            --          2.19%
         Highest contract charge 0.90% Class A        $ 174.64              --                --            --          1.28%
         All contract charges                               --             690          $135,775          2.98%           --
EQ/AllianceBernstein Intermediate Government
  Securities
--------------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $ 154.63              --                --            --          3.59%
         Highest contract charge 0.90% Class B        $ 144.81              --                --            --          2.66%
         All contract charges                               --             194          $ 28,362          3.43%           --
  2007   Lowest contract charge 0.00% Class B (c)     $ 149.27              --                --            --          6.87%
         Highest contract charge 0.90% Class B        $ 141.06              --                --            --          5.90%
         All contract charges                               --             220          $ 31,242          4.67%           --
  2006   Lowest contract charge 0.00% Class B (c)     $ 139.68              --                --            --          3.12%
         Highest contract charge 0.90% Class B        $ 133.20              --                --            --          2.20%
         All contract charges                               --             220          $ 29,485          4.12%           --
  2005   Lowest contract charge 0.00% Class B (c)     $ 135.45              --                --            --          1.24%
         Highest contract charge 0.90% Class B        $ 130.34              --                --            --          0.33%
         All contract charges                               --             230          $ 30,001          3.45%           --
  2004   Lowest contract charge 0.00% Class B (c)     $ 133.80              --                --            --          1.94%
         Highest contract charge 0.90% Class B        $ 129.91              --                --            --          1.02%
         All contract charges                               --             224          $ 28,912          2.98%           --
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 122.66              --                --            --       (50.60)%
         Highest contract charge 0.90% Class A        $ 108.32              --                --            --       (51.04)%
         All contract charges                               --           2,982          $340,199          2.81%          --
  2007   Lowest contract charge 0.00% Class A         $ 248.28              --                --            --        12.01%
         Highest contract charge 0.90% Class A        $ 221.26              --                --            --        11.00%
         All contract charges                               --           3,274          $760,166          1.50%          --
  2006   Lowest contract charge 0.00% Class A         $ 221.66              --                --            --        23.82%
         Highest contract charge 0.90% Class A        $ 199.34              --                --            --        22.71%
         All contract charges                               --           3,392          $705,764          1.66%          --
  2005   Lowest contract charge 0.00% Class A         $ 179.02              --                --            --        15.58%
         Highest contract charge 0.90% Class A        $ 162.45              --                --            --        14.54%
         All contract charges                               --           3,448          $581,793          1.74%          --
  2004   Lowest contract charge 0.00% Class A         $ 154.89              --                --            --        18.47%
         Highest contract charge 0.90% Class A        $ 141.83              --                --            --        17.40%
         All contract charges                               --           3,521          $515,982          2.12%          --
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $  84.37              --                --            --       (50.72)%
         Highest contract charge 0.90% Class B        $  80.34              --                --            --       (51.17)%
         All contract charges                               --             569          $ 48,080          2.81%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/AllianceBernstein International (Continued)
----------------------------------------------
  2007   Lowest contract charge 0.00% Class B (c)        $ 171.21              --                --            --           11.73%
         Highest contract charge 0.90% Class B           $ 164.52              --                --            --           10.71%
         All contract charges                                  --             583          $100,264          1.50%             --
  2006   Lowest contract charge 0.00% Class B (c)        $ 153.24              --                --            --           23.52%
         Highest contract charge 0.90% Class B           $ 148.60              --                --            --           22.41%
         All contract charges                                  --             560          $ 86,902          1.66%             --
  2005   Lowest contract charge 0.00% Class B (c)        $ 124.06              --                --            --           15.29%
         Highest contract charge 0.90% Class B           $ 121.39              --                --            --           14.26%
         All contract charges                                  --             540          $ 68,275          1.74%             --
  2004   Lowest contract charge 0.00% Class B (c)        $ 107.60             --                 --            --           18.17%
         Highest contract charge 0.90% Class B           $ 106.24             --                 --            --           17.11%
         All contract charges                                  --            511           $ 56,460          2.12%             --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A            $ 137.63             --                 --            --          (44.52)%
         Highest contract charge 0.90% Class A           $ 123.85             --                 --            --          (45.02)%
         All contract charges                                  --            719           $ 93,895          0.01%             --
  2007   Lowest contract charge 0.00% Class A            $ 248.07             --                 --            --           16.99%
         Highest contract charge 0.90% Class A           $ 225.25             --                 --            --           15.92%
         All contract charges                                  --            776           $183,518            --              --
  2006   Lowest contract charge 0.00% Class A            $ 212.05             --                 --            --            9.27%
         Highest contract charge 0.90% Class A           $ 194.31             --                 --            --            8.28%
         All contract charges                                  --            842           $170,884            --              --
  2005   Lowest contract charge 0.00% Class A            $ 194.07             --                 --            --           11.78%
         Highest contract charge 0.90% Class A           $ 179.44             --                 --            --           10.78%
         All contract charges                                  --            879           $163,607            --              --
  2004   Lowest contract charge 0.00% Class A            $ 173.61             --                 --            --           14.27%
         Highest contract charge 0.90% Class A           $ 161.98             --                 --            --           13.24%
         All contract charges                                  --            913           $152,710            --              --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)        $ 113.82             --                 --            --          (44.66)%
         Highest contract charge 0.90% Class B           $  92.81             --                 --            --          (45.16)%
         All contract charges                                  --            371           $ 35,774          0.01%             --
  2007   Lowest contract charge 0.00% Class B (c)        $ 205.66             --                 --            --           16.69%
         Highest contract charge 0.90% Class B           $ 169.23             --                 --            --           15.63%
         All contract charges                                  --            384           $ 67,100            --              --
  2006   Lowest contract charge 0.00% Class B (c)        $ 176.25             --                 --            --            9.00%
         Highest contract charge 0.90% Class B           $ 146.35             --                 --            --            8.02%
         All contract charges                                  --            407           $ 61,163            --              --
  2005   Lowest contract charge 0.00% Class B (c)        $ 161.69             --                 --            --           11.51%
         Highest contract charge 0.90% Class B           $ 135.48             --                 --            --           10.51%
         All contract charges                                  --            419           $ 58,017            --              --
  2004   Lowest contract charge 0.00% Class B (c)        $ 145.02             --                 --            --           13.98%
         Highest contract charge 0.90% Class B           $ 122.60             --                 --            --           12.96%
         All contract charges                                  --            408           $ 51,074            --              --
EQ/Ariel Appreciation II
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)        $  57.28             --                 --            --          (38.32)%
         Highest contract charge 0.90% Class A (f)       $  56.40             --                 --            --          (38.89)%
         All contract charges                                  --             20           $  1,119          1.57%             --
  2007   Lowest contract charge 0.00% Class A (f)        $  92.87             --                 --            --           (7.13)%
         Highest contract charge 0.90% Class A (f)       $  92.29             --                 --            --           (7.71)%
         All contract charges                                  --              5           $    461          1.16%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                               Years Ended December 31,
                                                     ----------------------------------------------------------------------------
                                                         Unit             Units         Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                     ------------ -------------------- ------------ ---------------- ------------
EQ/Ariel Appreciation II
------------------------
         Unit Value 0.00% to 0.90%*                      $  70.25             --                 --            --          (38.49)%
  2008   Lowest contract charge 0.00% Class B (e)        $  56.16             --                 --            --          (39.04)%
         Highest contract charge 0.90% Class B (f)             --              4           $    269          1.57%             --
         All contract charges                            $ 114.20             --                 --            --           (1.18)%
  2007   Lowest contract charge 0.00% Class B (e)        $  92.13             --                 --            --           (7.87)%
         Highest contract charge 0.90% Class B (f)             --              2           $    243          1.16%             --
         All contract charges
  2006   Lowest contract charge 0.00% Class B (e)      $ 115.56             --                 --            --          11.16%
         Highest contract charge 0.00% Class B (e)     $ 115.56             --                 --            --          11.16%
         All contract charges                                --             --           $     40          1.48%            --
  2005   Lowest contract charge 0.00% Class B (e)      $ 103.96             --                 --            --           3.96%
         Highest contract charge 0.00% Class B (e)     $ 103.96             --                 --            --           3.96%
         All contract charges                                --             --           $      1            --             --
EQ/AXA Rosenberg VIT Value Long/Short Equity Fund
-------------------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B          $ 106.12             --                 --            --          (5.70)%
         Highest contract charge 0.90% Class B         $ 100.80             --                 --            --          (6.55)%
         All contract charges                                --            119           $ 12,252          0.16%            --
  2007   Lowest contract charge 0.00% Class B          $ 112.54             --                 --            --           3.29%
         Highest contract charge 0.90% Class B         $ 107.87             --                 --            --           2.35%
         All contract charges                                --            143           $ 15,725          2.00%            --
  2006   Lowest contract charge 0.00% Class B          $ 108.96             --                 --            --           1.45%
         Highest contract charge 0.90% Class B         $ 105.39             --                 --            --           0.54%
         All contract charges                                --            141           $ 15,060          3.05%            --
  2005   Lowest contract charge 0.00% Class B          $ 107.40             --                 --            --           7.51%
         Highest contract charge 0.90% Class B         $ 104.83             --                 --            --           6.54%
         All contract charges                                --            119           $ 12,570            --             --
  2004   Lowest contract charge 0.00% Class B          $  99.90             --                 --            --           3.63%
         Highest contract charge 0.90% Class B         $  98.39             --                 --            --           2.70%
         All contract charges                                --             46           $  4,597            --             --
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A          $ 133.48             --                 --            --         (36.40)%
         Highest contract charge 0.60% Class A         $ 129.34             --                 --            --         (36.78)%
         All contract charges                                --            118           $ 15,312          1.72%            --
  2007   Lowest contract charge 0.00% Class A          $ 209.86             --                 --            --           1.43%
         Highest contract charge 0.60% Class A         $ 204.58             --                 --            --           0.82%
         All contract charges                                --             92           $ 18,777          1.08%            --
  2006   Lowest contract charge 0.00% Class A          $ 206.90             --                 --            --          21.21%
         Highest contract charge 0.60% Class A         $ 202.91             --                 --            --          20.49%
         All contract charges                                --             81           $ 16,311          2.90%            --
  2005   Lowest contract charge 0.00% Class A          $ 170.69             --                 --            --           3.21%
         Highest contract charge 0.60% Class A         $ 168.41             --                 --            --           2.59%
         All contract charges                                --             67           $ 11,074          1.38%            --
  2004   Lowest contract charge 0.00% Class A          $ 165.39             --                 --            --          10.85%
         Highest contract charge 0.60% Class A         $ 164.16             --                 --            --          10.18%
         All contract charges                                --             39           $  6,328          2.16%            --
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B          $ 177.01             --                 --            --         (36.56)%
         Highest contract charge 0.90% Class B         $ 159.29             --                 --            --         (37.13)%
         All contract charges                                --            668           $108,533          1.72%            --
  2007   Lowest contract charge 0.00% Class B          $ 279.01             --                 --            --           1.18%
         Highest contract charge 0.90% Class B         $ 253.37             --                 --            --           0.27%
         All contract charges                                --            716           $183,917          1.08%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                      ------------ -------------------- ------------ ---------------- -------------

EQ/BlackRock Basic Value Equity (Continued)
-------------------------------------------
  2006   Lowest contract charge 0.00% Class B          $ 275.76              --                 --            --          20.91%
         Highest contract charge 0.90% Class B         $ 252.70              --                 --            --          19.83%
         All contract charges                                --             768           $196,776          2.90%            --
  2005   Lowest contract charge 0.00% Class B          $ 228.07              --                 --            --           2.95%
         Highest contract charge 0.90% Class B         $ 210.89              --                 --            --           2.03%
         All contract charges                                --             827           $176,643          1.38%            --
  2004   Lowest contract charge 0.00% Class B           $ 221.53             --                 --            --           10.57%
         Highest contract charge 0.90% Class B          $ 206.70             --                 --            --            9.57%
         All contract charges                                 --            884           $184,573          2.16%             --
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 146.17             --                 --            --          (42.86)%
         Highest contract charge 0.60% Class A          $ 108.89             --                 --            --          (43.19)%
         All contract charges                                 --            116           $ 16,541          2.19%             --
  2007   Lowest contract charge 0.00% Class A           $ 255.79             --                 --            --           10.47%
         Highest contract charge 0.60% Class A          $ 191.69             --                 --            --            9.80%
         All contract charges                                 --            111           $ 27,712          1.92%             --
  2006   Lowest contract charge 0.00% Class A           $ 231.55             --                 --            --           25.98%
         Highest contract charge 0.60% Class A          $ 174.58             --                 --            --           25.23%
         All contract charges                                 --             94           $ 21,155          3.57%             --
  2005   Lowest contract charge 0.00% Class A           $ 183.79             --                 --            --           11.12%
         Highest contract charge 0.60% Class A          $ 139.41             --                 --            --           10.45%
         All contract charges                                 --             69           $ 12,366          1.38%             --
  2004   Lowest contract charge 0.00% Class A           $ 165.41             --                 --            --           21.95%
         Highest contract charge 0.60% Class A          $ 126.22             --                 --            --           21.22%
         All contract charges                                 --             34           $  5,468          2.16%             --
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B           $ 107.71             --                 --            --          (42.99)%
         Highest contract charge 0.90% Class B          $ 108.61             --                 --            --          (43.51)%
         All contract charges                                 --            841           $ 93,084          2.19%             --
  2007   Lowest contract charge 0.00% Class B           $ 188.94             --                 --            --           10.19%
         Highest contract charge 0.90% Class B          $ 192.27             --                 --            --            9.19%
         All contract charges                                 --            950           $185,432          1.92%             --
  2006   Lowest contract charge 0.00% Class B           $ 171.47             --                 --            --           25.68%
         Highest contract charge 0.90% Class B          $ 176.08             --                 --            --           24.56%
         All contract charges                                 --            978           $174,081          3.57%             --
  2005   Lowest contract charge 0.00% Class B           $ 136.43             --                 --            --           10.84%
         Highest contract charge 0.90% Class B          $ 141.37             --                 --            --            9.84%
         All contract charges                                 --            957           $136,185          1.80%             --
  2004   Lowest contract charge 0.00% Class B           $ 123.09             --                 --            --           21.64%
         Highest contract charge 0.90% Class B          $ 128.70             --                 --            --           20.55%
         All contract charges                                 --            846           $109,326          1.67%             --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)       $  66.79             --                 --            --          (32.12)%
         Highest contract charge 0.90% Class A (f)      $  65.77             --                 --            --          (32.74)%
         All contract charges                                 --             48           $  3,153          3.06%             --
  2007   Lowest contract charge 0.00% Class A (f)       $  98.40             --                 --            --           (1.60)%
         Highest contract charge 0.90% Class A (f)      $  97.78             --                 --            --           (2.22)%
         All contract charges                                 --             17           $  1,714          2.69%
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)       $  92.72             --                 --            --          (32.30)%
         Highest contract charge 0.90% Class B (f)      $  65.49             --                 --            --          (32.91)%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Boston Advisors Equity Income (Continued)
--------------------------------------------
         All contract charges                                 --             58           $  4,949          3.06%             --
  2007   Lowest contract charge 0.00% Class B (b)       $ 136.96             --                 --            --            3.70%
         Highest contract charge 0.90% Class B (f)      $  97.61             --                 --            --           (2.39)%
         All contract charges                                 --             34           $  4,423          2.69%             --
  2006   Lowest contract charge 0.00% Class B (b)      $ 132.07            --                 --             --           15.96%
         Highest contract charge 0.00% Class B (b)     $ 132.07            --                 --             --           15.96%
         All contract charges                                --            25             $3,237           2.75%             --
  2005   Lowest contract charge 0.00% Class B (b)      $ 113.89            --                 --             --            6.15%
         Highest contract charge 0.00% Class B (b)     $ 113.89            --                 --             --            6.15%
         All contract charges                                --            11             $1,282           2.59%             --
  2004   Lowest contract charge 0.00% Class B (b)      $ 107.29            --                 --             --            9.15%
         Highest contract charge 0.00% Class B (b)     $ 107.29            --                 --             --            9.15%
         All contract charges                                --            --             $   50           2.06%             --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class A          $  97.22            --                 --             --          (45.08)%
         Highest contract charge 0.00% Class A         $  97.22            --                 --             --          (45.08)%
         All contract charges                                --            --             $   24           0.33%             --
  2007   Lowest contract charge 0.00% Class A          $ 177.03            --                 --             --           12.41%
         Highest contract charge 0.00% Class A         $ 177.03            --                 --             --           12.41%
         All contract charges                                --            --             $   12           0.40%             --
  2006   Lowest contract charge 0.00% Class A          $ 157.48            --                 --             --            5.45%
         Highest contract charge 0.00% Class A         $ 157.48            --                 --             --            5.45%
         All contract charges                                --            --                 --             --              --
  2005   Lowest contract charge 0.00% Class A          $ 149.34            --                 --             --            9.00%
         Highest contract charge 0.00% Class A         $ 149.34            --                 --             --            9.00%
         All contract charges                                --            --                 --             --              --
  2004   Lowest contract charge 0.00% Class A          $ 137.01            --                 --             --            3.85%
         Highest contract charge 0.00% Class A         $ 137.01            --                 --             --            3.85%
         All contract charges                                --            --                 --             --              --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)      $  61.36            --                 --             --          (45.22)%
         Highest contract charge 0.90% Class B         $  56.37            --                 --             --          (45.71)%
         All contract charges                                --             7             $  401           0.33%             --
  2007   Lowest contract charge 0.00% Class B (c)      $ 112.02            --                 --             --           12.13%
         Highest contract charge 0.90% Class B         $ 103.84            --                 --             --           11.12%
         All contract charges                                --             7             $  747           0.40%             --
  2006   Lowest contract charge 0.00% Class B (c)      $  99.90            --                 --             --            5.23%
         Highest contract charge 0.90% Class B         $  93.45            --                 --             --            4.28%
         All contract charges                                --             2             $  233             --              --
  2005   Lowest contract charge 0.00% Class B (c)      $  94.93            --                 --             --            8.74%
         Highest contract charge 0.90% Class B         $  89.61            --                 --             --            7.76%
         All contract charges                                --             1             $  129             --              --
  2004   Lowest contract charge 0.00% Class B (c)      $  87.31            --                 --             --            3.59%
         Highest contract charge 0.90% Class B         $  83.16            --                 --             --            2.66%
         All contract charges                                --            --             $   11             --              --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.00% *
  2008   Lowest contract charge 0.00% Class A          $  96.60            --                 --             --          (40.25)%
         Highest contract charge 0.00% Class A         $  96.60            --                 --             --          (40.25)%
         All contract charges                                --             3             $  299           0.18%             --
  2007   Lowest contract charge 0.00% Class A          $ 161.68            --                 --             --            5.78%
         Highest contract charge 0.00% Class A         $ 161.68            --                 --             --            5.78%
         All contract charges                                --             3             $  444             --              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/Capital Guardian Growth (Continued)
--------------------------------------
  2006   Lowest contract charge 0.00% Class A         $ 152.85             --                 --            --            7.67%
         Highest contract charge 0.00% Class A        $ 152.85             --                 --            --            7.67%
         All contract charges                                --            --           $     64          0.22%             --
  2005   Lowest contract charge 0.00% Class A         $ 141.97             --                 --            --            5.37%
         Highest contract charge 0.00% Class A        $ 141.97             --                 --            --            5.37%
         All contract charges                               --             --           $     62          0.20%             --
  2004   Lowest contract charge 0.00% Class A         $ 134.73             --                 --            --            5.80%
         Highest contract charge 0.00% Class A        $ 134.73             --                 --            --            5.80%
         All contract charges                               --             --           $     59          0.53%             --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $  52.31             --                 --            --          (40.41)%
         Highest contract charge 0.90% Class B        $  55.12             --                 --            --          (40.95)%
         All contract charges                               --             65           $  3,620          0.18%             --
  2007   Lowest contract charge 0.00% Class B (c)     $  87.78             --                 --            --            5.48%
         Highest contract charge 0.90% Class B        $  93.34             --                 --            --            4.52%
         All contract charges                               --             77           $  7,226            --              --
  2006   Lowest contract charge 0.00% Class B (c)     $  83.22             --                 --            --            7.40%
         Highest contract charge 0.90% Class B        $  89.30             --                 --            --            6.44%
         All contract charges                               --             47           $  4,247          0.22%             --
  2005   Lowest contract charge 0.00% Class B (c)     $  77.49             --                 --            --            5.11%
         Highest contract charge 0.90% Class B        $  83.90             --                 --            --            4.16%
         All contract charges                               --             26           $  2,195          0.20%             --
  2004   Lowest contract charge 0.00% Class B (c)     $  73.72             --                 --            --            5.53%
         Highest contract charge 0.90% Class B        $  80.54             --                 --            --            4.58%
         All contract charges                               --             23           $  1,801          0.53%             --
EQ/Capital Guardian Research (i)
--------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 117.30             --                 --            --          (39.51)%
         Highest contract charge 0.60% Class A        $  77.62             --                 --            --          (39.87)%
         All contract charges                               --             64           $  6,892          0.93%             --
  2007   Lowest contract charge 0.00% Class A         $ 193.92             --                 --            --            1.90%
         Highest contract charge 0.60% Class A        $ 129.09             --                 --            --            1.28%
         All contract charges                               --             65           $ 11,625          1.25%             --
  2006   Lowest contract charge 0.00% Class A         $ 190.31             --                 --            --           12.33%
         Highest contract charge 0.60% Class A        $ 127.46             --                 --            --           11.66%
         All contract charges                               --              5           $    729          0.57%             --
  2005   Lowest contract charge 0.00% Class A         $ 169.42             --                 --            --            6.32%
         Highest contract charge 0.60% Class A        $ 114.15             --                 --            --            5.69%
         All contract charges                               --              5           $    549          0.56%             --
  2004   Lowest contract charge 0.00% Class A         $ 159.34             --                 --            --           11.18%
         Highest contract charge 0.60% Class A        $ 108.01             --                 --            --           10.52%
         All contract charges                               --              3           $    305          0.64%             --
EQ/Capital Guardian Research (i)
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $  89.78             --                 --            --          (39.66)%
         Highest contract charge 0.90% Class B        $  82.51             --                 --            --          (40.21)%
         All contract charges                               --            839           $ 71,731          0.93%             --
  2007   Lowest contract charge 0.00% Class B         $ 148.80             --                 --            --            1.66%
         Highest contract charge 0.90% Class B        $ 137.99             --                 --            --            0.73%
         All contract charges                               --            991           $141,208          1.25%             --
  2006   Lowest contract charge 0.00% Class B         $ 146.37             --                 --            --           12.06%
         Highest contract charge 0.90% Class B        $ 136.99             --                 --            --           11.05%
         All contract charges                               --            631           $ 88,935          0.57%             --
  2005   Lowest contract charge 0.00% Class B         $ 130.63             --                 --            --            6.06%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                      ------------ -------------------- ------------ ---------------- -------------
EQ/Capital Guardian Research (i) (Continued)
--------------------------------------------
         Highest contract charge 0.90% Class B          $ 123.36              --                --            --            5.10%
         All contract charges                                 --             667          $ 84,346          0.56%             --
  2004   Lowest contract charge 0.00% Class B           $ 123.17              --                --            --           10.90%
         Highest contract charge 0.90% Class B          $ 117.36              --                --            --            9.91%
         All contract charges                                 --             685          $ 82,149          0.64%             --
EQ/Caywood-Scholl High Yield Bond
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)       $  94.21              --                --            --          (19.09)%
         Highest contract charge 0.90% Class B (f)      $  79.20              --                --            --          (19.81)%
         All contract charges                                 --              43          $  3,529          9.13%             --
  2007   Lowest contract charge 0.00% Class B (d)       $ 116.44              --                --            --            2.81%
         Highest contract charge 0.90% Class B (f)      $  98.77              --                --            --           (1.23)%
         All contract charges                                 --              20          $  2,062         19.97%             --
  2006   Lowest contract charge 0.00% Class B (d)       $ 113.26              --                --            --            7.96%
         Highest contract charge 0.00% Class B (d)      $ 113.26              --                --            --            7.96%
         All contract charges                                 --               1          $    141         10.18%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 104.91              --                --            --            4.91%
         Highest contract charge 0.00% Class B (d)      $ 104.91              --                --            --            4.91%
         All contract charges                                 --              --          $      7          1.86%             --
EQ/Equity 500 Index
-------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A           $ 239.18              --                --            --          (37.17)%
         Highest contract charge 0.90% Class A          $ 211.35              --                --            --          (37.73)%
         All contract charges                                 --           1,683          $378,210          1.89%             --
  2007   Lowest contract charge 0.00% Class A           $ 380.65              --                --            --            5.22%
         Highest contract charge 0.90% Class A          $ 339.42              --                --            --            4.27%
         All contract charges                                 --           1,757          $629,598          1.54%             --
  2006   Lowest contract charge 0.00% Class A           $ 361.77              --                --            --           15.38%
         Highest contract charge 0.90% Class A          $ 325.53              --                --            --           14.34%
         All contract charges                                 --           1,865          $637,198          1.75%             --
  2005   Lowest contract charge 0.00% Class A           $ 313.55              --                --            --            4.66%
         Highest contract charge 0.90% Class A          $ 284.70              --                --            --            3.72%
         All contract charges                                 --           2,049          $608,947          1.54%             --
  2004   Lowest contract charge 0.00% Class A           $ 299.58              --                --            --           10.51%
         Highest contract charge 0.90% Class A          $ 274.48              --                --            --            9.51%
         All contract charges                                 --           2,172          $619,922          1.66%             --
EQ/Equity 500 Index
-------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)       $  72.94              --                --            --          (37.33)%
         Highest contract charge 0.90% Class B          $  79.31              --                --            --          (37.88)%
         All contract charges                                 --           1,013          $ 72,180          1.89%             --
  2007   Lowest contract charge 0.00% Class B (c)       $ 116.38              --                --            --            4.95%
         Highest contract charge 0.90% Class B          $ 127.68              --                --            --            4.00%
         All contract charges                                 --           1,054          $119,906          1.54%             --
  2006   Lowest contract charge 0.00% Class B (c)       $ 110.89              --                --            --           15.09%
         Highest contract charge 0.90% Class B          $ 122.77              --                --            --           14.06%
         All contract charges                                 --           1,078          $118,004          1.75%             --
  2005   Lowest contract charge 0.00% Class B (c)       $  96.35              --                --            --            4.40%
         Highest contract charge 0.90% Class B          $ 107.63              --                --            --            3.47%
         All contract charges                                 --           1,095          $104,727          1.54%             --
  2004   Lowest contract charge 0.00% Class B (c)       $  92.28              --                --            --           10.23%
         Highest contract charge 0.90% Class B          $ 104.03              --                --            --            9.24%
         All contract charges                                 --           1,115          $102,792          1.66%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                               Years Ended December 31,
                                                     ----------------------------------------------------------------------------
                                                         Unit             Units         Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                     ------------ -------------------- ------------ ---------------- ------------
EQ/Evergreen International Bond
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (s)      $ 122.61             --                 --            --          6.75%
         Highest contract charge 0.90% Class A (f)     $ 113.08             --                 --            --          5.79%
         All contract charges                                --            196            $23,223         20.80%           --
  2007   Lowest contract charge 0.00% Class A (s)      $ 114.86             --                 --            --          9.59%
         Highest contract charge 0.90% Class A (f)     $ 106.89             --                 --            --          6.89%
         All contract charges                                --             50            $ 5,603          7.15%           --
  2006   Lowest contract charge 0.00% Class A (s)      $ 104.81             --                 --            --          4.81%
         Highest contract charge 0.00% Class A (s)     $ 104.81             --                 --            --          4.81%
         All contract charges                                --              2            $   209          0.59%           --
EQ/Evergreen International Bond
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (e)      $ 117.74             --                 --            --          6.48%
         Highest contract charge 0.90% Class B (f)     $ 112.59             --                 --            --          5.52%
         All contract charges                                --             56            $ 6,292         20.80%           --
  2007   Lowest contract charge 0.00% Class B (e)      $ 110.57             --                 --            --          9.31%
         Highest contract charge 0.90% Class B (f)     $ 106.70             --                 --            --          6.70%
         All contract charges                                --              8            $   832          7.15%           --
  2006   Lowest contract charge 0.00% Class B (e)      $ 101.15             --                 --            --          3.42%
         Highest contract charge 0.00% Class B (e)     $ 101.15             --                 --            --          3.42%
         All contract charges                                --              1            $    61            --            --
  2005   Lowest contract charge 0.00% Class B (e)      $  97.81             --                 --            --        (2.19)%
         Highest contract charge 0.00% Class B (e)     $  97.81             --                 --            --        (2.19)%
         All contract charges                                --             --            $    12            --           --
EQ/Evergreen Omega
------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class A          $ 135.74             --                 --            --       (27.42)%
         Highest contract charge 0.00% Class A         $ 135.74             --                 --            --       (27.42)%
         All contract charges                                --              4            $   380          0.61%          --
  2007   Lowest contract charge 0.00% Class A          $ 187.02             --                 --            --        11.61%
         Highest contract charge 0.00% Class A         $ 187.02             --                 --            --        11.61%
         All contract charges                                --              3            $   432          0.00%          --
  2006   Lowest contract charge 0.00% Class A          $ 167.56             --                 --            --         6.13%
         Highest contract charge 0.00% Class A         $ 167.56             --                 --            --         6.13%
         All contract charges                                --              1            $    82          2.06%          --
  2005   Lowest contract charge 0.00% Class A          $ 157.88             --                 --            --         4.22%
         Highest contract charge 0.00% Class A         $ 157.88             --                 --            --         4.22%
         All contract charges                                --              1            $   108          0.04%          --
  2004   Lowest contract charge 0.00% Class A          $ 151.49             --                 --            --         7.31%
         Highest contract charge 0.00% Class A         $ 151.49             --                 --            --         7.31%
         All contract charges                                --             --            $    15          0.31%          --
EQ/Evergreen Omega
------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B          $  78.25             --                 --            --       (27.60)%
         Highest contract charge 0.90% Class B         $  71.91             --                 --            --       (28.26)%
         All contract charges                                --            129            $ 9,449          0.61%          --
  2007   Lowest contract charge 0.00% Class B          $ 108.08             --                 --            --        11.33%
         Highest contract charge 0.90% Class B         $ 100.23             --                 --            --        10.32%
         All contract charges                                --            129            $13,009            --           --
  2006   Lowest contract charge 0.00% Class B          $  97.08             --                 --            --         5.87%
         Highest contract charge 0.90% Class B         $  90.85             --                 --            --         4.92%
         All contract charges                                --             93            $ 8,539          2.06%          --
  2005   Lowest contract charge 0.00% Class B          $  91.70             --                 --            --         3.96%
         Highest contract charge 0.90% Class B         $  86.59             --                 --            --         3.03%
         All contract charges                                --            110            $ 9,551          0.04%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Evergreen Omega (Continued)
------------------------------
  2004   Lowest contract charge 0.00% Class B           $  88.21              --                 --            --            7.04%
         Highest contract charge 0.90% Class B          $  84.05              --                 --            --            6.08%
         All contract charges                                 --             117            $ 9,923          0.31%             --
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)       $ 105.99              --                 --            --          (13.83)%
         Highest contract charge 0.90% Class B (f)      $  83.69              --                 --            --          (14.59)%
         All contract charges                                 --              45            $ 3,909          0.62%             --
  2007   Lowest contract charge 0.00% Class B (d)       $ 123.00              --                 --            --            3.43%
         Highest contract charge 0.90% Class B (f)      $  97.99              --                 --            --           (2.01)%
         All contract charges                                 --              24            $ 2,454          1.65%             --
  2006   Lowest contract charge 0.00% Class B (d)       $ 118.92              --                 --            --           12.21%
         Highest contract charge 0.00% Class B (d)      $ 118.92              --                 --            --           12.21%
         All contract charges                                 --               1            $    96          9.35%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 105.99              --                 --            --            5.99%
         Highest contract charge 0.00% Class B (d)      $ 105.99              --                 --            --            5.99%
         All contract charges                                 --              --            $     3          1.39%             --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)       $ 106.70              --                 --            --          (30.66)%
         Highest contract charge 0.90% Class B (f)      $  68.63              --                 --            --          (31.28)%
         All contract charges                                 --             319            $26,043          0.74%             --
  2007   Lowest contract charge 0.00% Class B (b)       $ 153.87              --                 --            --            9.30%
         Highest contract charge 0.90% Class B (f)      $  99.87              --                 --            --           (0.13)%
         All contract charges                                 --             168            $20,185          0.78%             --
  2006   Lowest contract charge 0.00% Class B (b)       $ 140.78              --                 --            --           18.83%
         Highest contract charge 0.00% Class B (b)      $ 140.78              --                 --            --           18.83%
         All contract charges                                 --              30            $ 4,235          1.68%             --
  2005   Lowest contract charge 0.00% Class B (b)       $ 118.47              --                 --            --            4.32%
         Highest contract charge 0.00% Class B (b)      $ 118.47              --                 --            --            4.32%
         All contract charges                                 --              15            $ 1,759          1.20%             --
  2004   Lowest contract charge 0.00% Class B (b)       $ 113.57              --                 --            --           13.62%
         Highest contract charge 0.00% Class B (b)      $ 113.57              --                 --            --           13.62%
         All contract charges                                 --               1            $   138          0.43%             --
EQ/International Core PLUS
--------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 145.03              --                 --            --          (44.69)%
         Highest contract charge 0.60% Class A          $ 109.33              --                 --            --          (45.02)%
         All contract charges                                 --              10            $ 1,280          1.91%             --
  2007   Lowest contract charge 0.00% Class A           $ 262.21              --                 --            --           15.52%
         Highest contract charge 0.60% Class A          $ 198.86              --                 --            --           14.83%
         All contract charges                                 --               3            $   639          0.44%             --
  2006   Lowest contract charge 0.00% Class A           $ 226.98              --                 --            --           19.54%
         Highest contract charge 0.60% Class A          $ 173.18              --                 --            --           18.83%
         All contract charges                                 --               2            $   328          1.55%             --
  2005   Lowest contract charge 0.00% Class A           $ 189.87              --                 --            --           17.42%
         Highest contract charge 0.60% Class A          $ 145.75              --                 --            --           16.72%
         All contract charges                                 --               3            $   399          1.68%             --
  2004   Lowest contract charge 0.00% Class A           $ 161.71              --                 --            --           13.90%
         Highest contract charge 0.60% Class A          $ 124.87              --                 --            --           13.22%
         All contract charges                                 --               3            $   287          1.54%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                      ------------ -------------------- ------------ ---------------- --------------
EQ/International Core PLUS
--------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)      $  94.65              --                 --            --           (44.86)%
         Highest contract charge 0.90% Class B         $  86.71              --                 --            --           (45.35)%
         All contract charges                                --             150            $13,439          1.91%              --
  2007   Lowest contract charge 0.00% Class B (c)      $ 171.65              --                 --            --            15.23%
         Highest contract charge 0.90% Class B         $ 158.67              --                 --            --            14.18%
         All contract charges                                --              98             16,036          0.44%              --
  2006   Lowest contract charge 0.00% Class B (c)      $ 148.97              --                 --            --            19.24%
         Highest contract charge 0.90% Class B         $ 138.96              --                 --            --            18.17%
         All contract charges                                --              88            $12,570          1.55%              --
  2005   Lowest contract charge 0.00% Class B (c)      $ 124.93              --                 --            --            17.12%
         Highest contract charge 0.90% Class B         $ 117.59              --                 --            --            16.07%
         All contract charges                                --              40            $ 4,756          1.68%              --
  2004   Lowest contract charge 0.00% Class B (c)      $ 106.66              --                 --            --            13.61%
         Highest contract charge 0.90% Class B         $ 101.31              --                 --            --            12.59%
         All contract charges                                --              31            $ 3,240          1.54%              --
EQ/International Growth
-----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)      $ 101.17              --                 --            --           (40.28)%
         Highest contract charge 0.90% Class B (f)     $  62.43              --                 --            --           (40.81)%
         All contract charges                                --             156            $10,229          1.12%              --
  2007   Lowest contract charge 0.00% Class B (d)      $ 169.40              --                 --            --            16.20%
         Highest contract charge 0.90% Class B (f)     $ 105.48              --                 --            --             5.48%
         All contract charges                                --              95            $10,270          1.22%              --
  2006   Lowest contract charge 0.00% Class B (d)      $ 145.78              --                 --            --            25.64%
         Highest contract charge 0.00% Class B (d)     $ 145.78              --                 --            --            25.64%
         All contract charges                                --               1            $    79          1.24%              --
  2005   Lowest contract charge 0.00% Class B (d)      $ 116.03              --                 --            --            16.03%
         Highest contract charge 0.00% Class B (d)     $ 116.03              --                 --            --            16.03%
         All contract charges                                --              --                 --          0.30%              --
EQ/JPMorgan Core Bond (o)
-------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A          $ 111.49              --                 --            --            (8.70)%
         Highest contract charge 0.60% Class A         $ 114.58              --                 --            --            (9.24)%
         All contract charges                                --             177            $19,837          4.36%              --
  2007   Lowest contract charge 0.00% Class A          $ 122.11              --                 --            --             3.35%
         Highest contract charge 0.60% Class A         $ 126.25              --                 --            --             2.73%
         All contract charges                                --             183            $22,459          4.85%              --
  2006   Lowest contract charge 0.00% Class A          $ 118.15              --                 --            --             4.31%
         Highest contract charge 0.60% Class A         $ 122.90              --                 --            --             3.68%
         All contract charges                                --             144            $17,085          5.07%              --
  2005   Lowest contract charge 0.00% Class A          $ 113.28              --                 --            --             2.47%
         Highest contract charge 0.60% Class A         $ 118.54              --                 --            --             1.86%
         All contract charges                                --              99            $11,243          4.69%              --
  2004   Lowest contract charge 0.00% Class A          $ 110.55              --                 --            --             4.36%
         Highest contract charge 0.60% Class A         $ 116.38              --                 --            --             3.73%
         All contract charges                                --              50            $ 5,596          4.75%              --
EQ/JPMorgan Core Bond (o)
-------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)      $ 116.70              --                 --            --            (8.93)%
         Highest contract charge 0.90% Class B         $ 132.92              --                 --            --            (9.76)%
         All contract charges                                --             231            $30,469          4.36%              --
  2007   Lowest contract charge 0.00% Class B (c)      $ 128.15              --                 --            --             3.11%
         Highest contract charge 0.90% Class B         $ 147.29              --                 --            --             2.17%
         All contract charges                                --             266             39,114          4.85%              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/JPMorgan Core Bond (o) (Continued)
-------------------------------------
  2006   Lowest contract charge 0.00% Class B (c)     $ 124.29             --                 --            --            4.06%
         Highest contract charge 0.90% Class B        $ 144.16             --                 --            --            3.13%
         All contract charges                               --            225            $32,545          5.07%             --
  2005   Lowest contract charge 0.00% Class B (c)     $ 119.44             --                 --            --            2.22%
         Highest contract charge 0.90% Class B        $ 139.79             --                 --            --            1.30%
         All contract charges                               --            162            $22,802          4.69%             --
  2004   Lowest contract charge 0.00% Class B (c)     $ 116.85             --                 --            --            4.10%
         Highest contract charge 0.90% Class B        $ 138.00             --                 --            --            3.16%
         All contract charges                               --             80            $11,132          4.75%             --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class A         $ 115.83             --                 --            --          (39.62)%
         Highest contract charge 0.00% Class A        $ 115.83             --                 --            --          (39.62)%
         All contract charges                               --              5            $   506          1.78%             --
  2007   Lowest contract charge 0.00% Class A         $ 191.85             --                 --            --           (0.96)%
         Highest contract charge 0.00% Class A        $ 191.85             --                 --            --           (0.96)%
         All contract charges                               --              6            $   923          1.37%             --
  2006   Lowest contract charge 0.00% Class A         $ 193.71             --                 --            --           20.68%
         Highest contract charge 0.00% Class A        $ 193.71             --                 --            --           20.68%
         All contract charges                               --              2            $   361          4.75%             --
  2005   Lowest contract charge 0.00% Class A         $ 160.51             --                 --            --            4.18%
         Highest contract charge 0.00% Class A        $ 160.51             --                 --            --            4.18%
         All contract charges                               --              1            $   214          1.55%             --
  2004   Lowest contract charge 0.00% Class A         $ 154.06             --                 --            --           11.16%
         Highest contract charge 0.00% Class A        $ 154.06             --                 --            --           11.16%
         All contract charges                               --             --            $    53          1.28%             --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 109.02             --                 --            --          (39.77)%
         Highest contract charge 0.90% Class B        $  98.11             --                 --            --          (40.32)%
         All contract charges                               --            209            $20,946          1.78%             --
  2007   Lowest contract charge 0.00% Class B         $ 181.02             --                 --            --           (1.21)%
         Highest contract charge 0.90% Class B        $ 164.38             --                 --            --           (2.10)%
         All contract charges                               --            245            $41,272          1.37%             --
  2006   Lowest contract charge 0.00% Class B         $ 183.24             --                 --            --           20.38%
         Highest contract charge 0.90% Class B        $ 167.91             --                 --            --           19.30%
         All contract charges                               --            250            $42,875          4.75%             --
  2005   Lowest contract charge 0.00% Class B         $ 152.22             --                 --            --            3.92%
         Highest contract charge 0.90% Class B        $ 140.75             --                 --            --            2.99%
         All contract charges                               --            236            $33,648          1.55%             --
  2004   Lowest contract charge 0.00% Class B         $ 146.48             --                 --            --           10.88%
         Highest contract charge 0.90% Class B        $ 136.67             --                 --            --            9.88%
         All contract charges                               --            249            $34,012          1.28%             --
EQ/Large Cap Core PLUS
----------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 112.49             --                 --            --          (37.18)%
         Highest contract charge 0.60% Class A        $  82.28             --                 --            --          (37.56)%
         All contract charges                               --              2            $   228          0.36%             --
  2007   Lowest contract charge 0.00% Class A         $ 179.08             --                 --            --            4.16%
         Highest contract charge 0.60% Class A        $ 131.77             --                 --            --            3.53%
         All contract charges                               --             --            $   164          1.29%             --
  2006   Lowest contract charge 0.00% Class A         $ 171.93             --                 --            --           13.21%
         Highest contract charge 0.60% Class A        $ 127.28             --                 --            --           12.53%
         All contract charges                               --             --            $    73          0.88%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
EQ/Large Cap Core PLUS (Continued)
----------------------------------
  2005   Lowest contract charge 0.00% Class A      $ 151.87              --                --            --            7.46%
         Highest contract charge 0.60% Class A     $ 113.10              --                --            --            6.82%
         All contract charges                            --               1          $     75          0.53%             --
  2004   Lowest contract charge 0.00% Class A      $ 141.33              --                --            --           11.68%
         Highest contract charge 0.60% Class A     $ 105.89              --                --            --           11.01%
         All contract charges                            --              --          $      8          0.57%             --
EQ/Large Cap Core PLUS
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $  73.01              --                --            --          (37.41)%
         Highest contract charge 0.90% Class B     $  66.96              --                --            --          (37.97)%
         All contract charges                            --             102          $  7,038          0.36%             --
  2007   Lowest contract charge 0.00% Class B      $ 116.64              --                --            --            3.88%
         Highest contract charge 0.90% Class B     $ 107.94              --                --            --            2.95%
         All contract charges                            --             109          $ 12,127          1.29%             --
  2006   Lowest contract charge 0.00% Class B      $ 112.28              --                --            --           12.94%
         Highest contract charge 0.90% Class B     $ 104.85              --                --            --           11.93%
         All contract charges                            --             114          $ 12,320          0.88%             --
  2005   Lowest contract charge 0.00% Class B      $  99.41              --                --            --            7.19%
         Highest contract charge 0.90% Class B     $  93.68              --                --            --            6.23%
         All contract charges                            --             120          $ 11,578          0.53%             --
  2004   Lowest contract charge 0.00% Class B      $  92.74              --                --            --           11.40%
         Highest contract charge 0.90% Class B     $  88.18              --                --            --           10.40%
         All contract charges                            --             121          $ 10,876          0.57%             --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $ 112.82              --                --            --          (36.18)%
         Highest contract charge 0.60% Class A     $  78.82              --                --            --          (36.56)%
         All contract charges                            --              50          $  5,531          0.16%             --
  2007   Lowest contract charge 0.00% Class A      $ 176.77              --                --            --           14.27%
         Highest contract charge 0.60% Class A     $ 124.25              --                --            --           13.57%
         All contract charges                            --              43          $  7,435          0.00%             --
  2006   Lowest contract charge 0.00% Class A      $ 154.70              --                --            --           (0.28)%
         Highest contract charge 0.60% Class A     $ 109.40              --                --            --           (0.88)%
         All contract charges                            --              38          $  5,696            --              --
  2005   Lowest contract charge 0.00% Class A      $ 155.14              --                --            --           15.22%
         Highest contract charge 0.60% Class A     $ 110.37              --                --            --           14.53%
         All contract charges                            --              25          $  3,748            --              --
  2004   Lowest contract charge 0.00% Class A      $ 134.65              --                --            --            8.66%
         Highest contract charge 0.60% Class A     $  96.37              --                --            --            8.00%
         All contract charges                            --              15          $  2,066            --              --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $  56.63              --                --            --          (36.26)%
         Highest contract charge 0.90% Class B     $  51.93              --                --            --          (36.84)%
         All contract charges                            --           1,305          $ 70,031          0.16%             --
  2007   Lowest contract charge 0.00% Class B      $  88.85              --                --            --           13.98%
         Highest contract charge 0.90% Class B     $  82.22              --                --            --           12.94%
         All contract charges                            --           1,309          $110,980          0.00%             --
  2006   Lowest contract charge 0.00% Class B      $  77.95              --                --            --           (0.54)%
         Highest contract charge 0.90% Class B     $  72.80              --                --            --           (1.43)%
         All contract charges                            --           1,349          $100,743            --              --
  2005   Lowest contract charge 0.00% Class B      $  78.38              --                --            --           14.93%
         Highest contract charge 0.90% Class B     $  73.86              --                --            --           13.90%
         All contract charges                            --           1,428          $107,944            --              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/Large Cap Growth Index (Continued)
-------------------------------------
  2004   Lowest contract charge 0.00% Class B         $  68.20               --                --            --            8.38%
         Highest contract charge 0.90% Class B        $  64.84               --                --            --            7.41%
         All contract charges                               --            1,445          $ 95,487            --              --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 129.25               --                --            --          (37.26)%
         Highest contract charge 0.60% Class A        $  83.78               --                --            --          (37.64)%
         All contract charges                               --               43          $  5,006          0.12%             --
  2007   Lowest contract charge 0.00% Class A         $ 206.02               --                --            --           15.75%
         Highest contract charge 0.60% Class A        $ 134.35               --                --            --           15.05%
         All contract charges                               --               38          $  7,370          0.37%             --
  2006   Lowest contract charge 0.00% Class A         $ 177.99               --                --            --            8.04%
         Highest contract charge 0.60% Class A        $ 116.78               --                --            --            7.40%
         All contract charges                               --               27          $  4,679            --              --
  2005   Lowest contract charge 0.00% Class A         $ 164.74               --                --            --            9.36%
         Highest contract charge 0.60% Class A        $ 108.73               --                --            --            8.71%
         All contract charges                               --               21          $  3,303            --              --
  2004   Lowest contract charge 0.00% Class A         $ 150.63               --                --            --           12.90%
         Highest contract charge 0.60% Class A        $ 100.02               --                --            --           12.23%
         All contract charges                               --               13          $  1,988            --              --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 122.89               --                --            --          (38.23)%
         Highest contract charge 0.90% Class B        $ 110.58               --                --            --          (38.79)%
         All contract charges                               --              907          $101,392          0.12%             --
  2007   Lowest contract charge 0.00% Class B         $ 198.96               --                --            --           15.62%
         Highest contract charge 0.90% Class B        $ 180.67               --                --            --           14.58%
         All contract charges                               --              975          $177,887          0.37%             --
  2006   Lowest contract charge 0.00% Class B         $ 172.08               --                --            --            7.78%
         Highest contract charge 0.90% Class B        $ 157.68               --                --            --            6.81%
         All contract charges                               --            1,019          $161,821            --              --
  2005   Lowest contract charge 0.00% Class B         $ 159.66               --                --            --            9.03%
         Highest contract charge 0.90% Class B        $ 147.63               --                --            --            8.05%
         All contract charges                               --            1,128          $167,214            --              --
  2004   Lowest contract charge 0.00% Class B         $ 146.44               --                --            --           12.62%
         Highest contract charge 0.90% Class B        $ 136.63               --                --            --           11.61%
         All contract charges                               --            1,240          $169,470            --              --
EQ/Large Cap Value Index
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)     $  40.02               --                --            --          (56.60)%
         Highest contract charge 0.90% Class A (f)    $  39.41               --                --            --          (56.99)%
         All contract charges                               --               29          $  1,141          2.15%             --
  2007   Lowest contract charge 0.00% Class A (f)     $  92.22               --                --            --           (7.78)%
         Highest contract charge 0.90% Class A (f)    $  91.63               --                --            --           (8.37)%
         All contract charges                               --               12          $  1,140          0.00%             --
EQ/Large Cap Value Index
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (e)     $  46.45               --                --            --          (56.70)%
         Highest contract charge 0.90% Class B (f)    $  39.25               --                --            --          (57.09)%
         All contract charges                               --               11          $    506          2.15%             --
  2007   Lowest contract charge 0.00% Class B (e)     $ 107.28               --                --            --           (5.93)%
         Highest contract charge 0.90% Class B (f)    $  91.47               --                --            --           (8.53)%
         All contract charges                               --                6          $    641          0.00%             --
  2006   Lowest contract charge 0.00% Class B (e)     $ 114.04               --                --            --            6.83%
         Highest contract charge 0.00% Class B (e)    $ 114.04               --                --            --            6.83%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                      ------------ -------------------- ------------ ---------------- -------------
EQ/Large Cap Value Index (Continued)
------------------------------------
         All contract charges
  2005   Lowest contract charge 0.00% Class B (e)            --               3          $    286          0.05%           --
         Highest contract charge 0.00% Class B (e)     $ 106.74              --                --            --          6.74%
         All contract charges                          $ 106.74              --                --            --          6.74%
EQ/Large Cap Value PLUS (l) (q)                              --              --          $     16            --            --
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A          $ 113.43              --                --            --        (43.00)%
         Highest contract charge 0.90% Class A         $  90.87              --                --            --        (43.52)%
         All contract charges                                --           3,016          $282,961          3.01%          --
  2007   Lowest contract charge 0.00% Class A          $ 199.01              --                --            --         (2.94)%
         Highest contract charge 0.90% Class A         $ 160.89              --                --            --         (3.30)%
         All contract charges                                --           3,519          $ 71,098          2.48%          --
  2006   Lowest contract charge 0.00% Class A          $ 207.97              --                --            --         21.70%
         Highest contract charge 0.60% Class A         $ 152.45              --                --            --         20.97%
         All contract charges                                               175          $ 35,192          1.69%
  2005   Lowest contract charge 0.00% Class A          $ 170.89              --                --            --          5.70%
         Highest contract charge 0.60% Class A         $ 126.02              --                --            --          5.07%
         All contract charges                                --             125          $ 20,695          1.22%          --
  2004   Lowest contract charge 0.00% Class A          $ 161.68              --                --            --         13.73%
         Highest contract charge 0.60% Class A         $ 119.95              --                --            --         13.04%
         All contract charges                                --              74          $ 11,738          1.42%          --
EQ/Large Cap Value PLUS (l) (q)
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B          $  85.09              --                --            --        (43.33)%
         Highest contract charge 0.90% Class B         $  90.26              --                --            --        (43.84)%
         All contract charges                                --           1,081          $100,115          3.01%          --
  2007   Lowest contract charge 0.00% Class B          $ 150.15              --                --            --         (4.55)%
         Highest contract charge 0.90% Class B         $ 160.72              --                --            --         (5.41)%
         All contract charges                                --           1,181          $702,530          2.48%          --
  2006   Lowest contract charge 0.00% Class B          $ 157.30              --                --            --         21.39%
         Highest contract charge 0.90% Class B         $ 169.92              --                --            --         20.30%
         All contract charges                                --           1,592          $270,942          1.69%          --
  2005   Lowest contract charge 0.00% Class B          $ 129.59              --                --            --          5.43%
         Highest contract charge 0.90% Class B         $ 141.25              --                --            --          4.49%
         All contract charges                                --           1,522          $214,562          1.22%          --
  2004   Lowest contract charge 0.00% Class B          $ 122.91              --                --            --         13.44%
         Highest contract charge 0.90% Class B         $ 135.18              --                --            --         12.42%
         All contract charges                                --           1,425          $191,881          1.42%           --
EQ/Long Term Bond
-----------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)      $ 111.98              --                --            --          5.26%
         Highest contract charge 0.90% Class A (f)     $ 110.27              --                --            --          4.31%
         All contract charges                                --              17          $  1,886          7.04%           --
  2007   Lowest contract charge 0.00% Class A (f)      $ 106.38              --                --            --          6.38%
         Highest contract charge 0.90% Class A (f)     $ 105.71              --                --            --          5.71%
         All contract charges                                --               7          $    712          9.67%           --
EQ/Long Term Bond
-----------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)      $ 115.85              --                --            --          5.00%
         Highest contract charge 0.90% Class B (f)     $ 109.80              --                --            --          4.06%
         All contract charges                                --              11          $  1,283          7.04%           --
  2007   Lowest contract charge 0.00% Class B (d)      $ 110.33              --                --            --          7.40%
         Highest contract charge 0.90% Class B (f)     $ 105.52              --                --            --          5.52%
         All contract charges                                --               7          $    674          9.67%           --
  2006   Lowest contract charge 0.00% Class B (d)      $ 102.73              --                --            --          1.82%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                  Years Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                            Unit             Units         Net Assets     Investment        Total
                                                         Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                        ------------ -------------------- ------------ ---------------- ------------
EQ/Long Term Bond (Continued)
-----------------------------
         Highest contract charge 0.00% Class B (d)      $ 102.73            --                 --             --            1.82%
         All contract charges                                 --             1             $   66           6.25%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 100.89            --                 --             --            0.89%
         Highest contract charge 0.00% Class B (d)      $ 100.89            --                 --             --            0.89%
         All contract charges                                 --            --             $    7             --              --
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)       $  63.33            --                 --             --          (36.40)%
         Highest contract charge 0.90% Class A (f)      $  62.36            --                 --             --          (36.98)%
         All contract charges                                 --            10             $  631           2.23%             --
  2007   Lowest contract charge 0.00% Class A (f)       $  99.57            --                 --             --           (0.43)%
         Highest contract charge 0.90% Class A (f)      $  98.95            --                 --             --           (1.05)%
         All contract charges                                 --             4             $  371           2.77%             --
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)       $  82.28            --                 --             --          (36.56)%
         Highest contract charge 0.90% Class B (f)      $  62.09            --                 --             --          (37.14)%
         All contract charges                                 --             5             $  359           2.23%             --
  2007   Lowest contract charge 0.00% Class B (d)       $ 129.70            --                 --             --            3.48%
         Highest contract charge 0.90% Class B (f)      $  98.77            --                 --             --           (1.23)%
         All contract charges                                 --             3             $  284           2.77%             --
  2006   Lowest contract charge 0.00% Class B (d)       $ 125.34            --                 --             --           17.21%
         Highest contract charge 0.00% Class B (d)      $ 125.34            --                 --             --           17.21%
         All contract charges                                 --             1             $   79           1.43%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 106.94            --                 --             --            6.94%
         Highest contract charge 0.00% Class B (d)      $ 106.94            --                 --             --            6.94%
         All contract charges                                 --            --             $    8           0.05%             --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)       $  72.08            --                 --             --          (30.79)%
         Highest contract charge 0.90% Class A (f)      $  70.98            --                 --             --          (31.41)%
         All contract charges                                 --            40             $2,885           1.76%             --
  2007   Lowest contract charge 0.00% Class A (f)       $ 104.14            --                 --             --            4.14%
         Highest contract charge 0.90% Class A (f)      $ 103.48            --                 --             --            3.48%
         All contract charges                                 --            11             $1,127           3.25%             --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)       $  91.75            --                 --             --          (30.97)%
         Highest contract charge 0.90% Class B (f)      $  70.66            --                 --             --          (31.60)%
         All contract charges                                 --            14             $1,116           1.76%             --
  2007   Lowest contract charge 0.00% Class B (d)       $ 132.91            --                 --             --           10.68%
         Highest contract charge 0.90% Class B (f)      $ 103.30            --                 --             --            3.30%
         All contract charges                                 --             4             $  465           3.25%             --
  2006   Lowest contract charge 0.00% Class B (d)       $ 120.09            --                 --             --           12.69%
         Highest contract charge 0.00% Class B (d)      $ 120.09            --                 --             --           12.69%
         All contract charges                                 --            --             $   23           1.70%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 106.57            --                 --             --            6.57%
         Highest contract charge 0.00% Class B (d)      $ 106.57            --                 --             --            6.57%
         All contract charges                                 --            --             $    1             --              --
EQ/Lord Abbett Mid Cap Value (n)
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)       $  56.55            --                 --             --          (38.81)%
         Highest contract charge 0.90% Class A (f)      $  55.69            --                 --             --          (39.36)%
         All contract charges                                 --           235           $ 13,237           1.65%             --
  2007   Lowest contract charge 0.00% Class A (f)       $  92.41            --                 --             --           (7.59)%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements

December 31, 2008


8.  Accumulation Unit Values


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Lord Abbett Mid Cap Value (n) (Continued)
--------------------------------------------
         Highest contract charge 0.90% Class A (f)      $  91.83             --                 --            --           (8.17)%
         All contract charges                                 --            243           $ 22,484          1.80%             --
EQ/Lord Abbett Mid Cap Value (n)
--------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (d)       $  77.64             --                 --            --          (38.96)%
         Highest contract charge 0.00% Class B (d)      $  77.64             --                 --            --          (38.96)%
         All contract charges                                 --              8           $    641          1.65%             --
  2007   Lowest contract charge 0.00% Class B (d)       $ 127.19             --                 --            --            0.58%
         Highest contract charge 0.00% Class B (d)      $ 127.19             --                 --            --            0.58%
         All contract charges                                 --              4           $    499          1.80%             --
  2006   Lowest contract charge 0.00% Class B (d)       $ 126.46             --                 --            --           12.43%
         Highest contract charge 0.00% Class B (d)      $ 126.46             --                 --            --           12.43%
         All contract charges                                 --              1           $    148          1.41%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 112.49             --                 --            --           12.49%
         Highest contract charge 0.00% Class B (d)      $ 112.49             --                 --            --           12.49%
         All contract charges                                 --             --           $     21          0.39%             --
EQ/Marsico Focus
----------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 117.39             --                 --            --          (40.15)%
         Highest contract charge 0.60% Class A          $ 113.75             --                 --            --          (40.51)%
         All contract charges                                 --            232           $ 26,902          1.01%             --
  2007   Lowest contract charge 0.00% Class A           $ 196.14             --                 --            --           14.33%
         Highest contract charge 0.60% Class A          $ 191.21             --                 --            --           13.64%
         All contract charges                                 --            198           $ 38,456          0.24%             --
  2006   Lowest contract charge 0.00% Class A           $ 171.56             --                 --            --            9.59%
         Highest contract charge 0.60% Class A          $ 168.26             --                 --            --            8.94%
         All contract charges                                 --            166           $ 28,114          0.79%             --
  2005   Lowest contract charge 0.00% Class A           $ 156.54             --                 --            --           10.98%
         Highest contract charge 0.60% Class A          $ 154.45             --                 --            --           10.31%
         All contract charges                                 --            112           $ 17,408          0.02%             --
  2004   Lowest contract charge 0.00% Class A           $ 141.05             --                 --            --           10.79%
         Highest contract charge 0.60% Class A          $ 140.01             --                 --            --           10.12%
         All contract charges                                 --             67           $  9,512            --              --
EQ/Marsico Focus
----------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B           $ 112.22             --                 --            --          (40.29)%
         Highest contract charge 0.90% Class B          $ 105.11             --                 --            --          (40.83)%
         All contract charges                                 --            803           $ 86,963          1.01%             --
  2007   Lowest contract charge 0.00% Class B           $ 187.95             --                 --            --           14.05%
         Highest contract charge 0.90% Class B          $ 177.63             --                 --            --           13.01%
         All contract charges                                 --            778           $141,730          0.24%             --
  2006   Lowest contract charge 0.00% Class B           $ 164.80             --                 --            --            9.32%
         Highest contract charge 0.90% Class B          $ 157.18             --                 --            --            8.34%
         All contract charges                                 --            777           $124,514          0.79%             --
  2005   Lowest contract charge 0.00% Class B           $ 150.75             --                 --            --           10.70%
         Highest contract charge 0.90% Class B          $ 145.08             --                 --            --            9.71%
         All contract charges                                 --            684           $100,695          0.02%             --
  2004   Lowest contract charge 0.00% Class B           $ 136.17             --                 --            --           10.51%
         Highest contract charge 0.90% Class B          $ 132.24             --                 --            --            9.52%
         All contract charges                                 --            594           $ 79,394            --              --
EQ/Mid Cap Index
----------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 119.31             --                 --            --          (49.16)%
         Highest contract charge 0.60% Class A          $  85.85             --                 --            --          (49.46)%
         All contract charges                                 --            116           $ 13,496          0.91%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
EQ/Mid Cap Index (Continued)
----------------------------
  2007   Lowest contract charge 0.00% Class A      $ 234.66             --                 --            --            8.30%
         Highest contract charge 0.60% Class A     $ 169.87             --                 --            --            7.66%
         All contract charges                            --            105           $ 24,003            --              --
  2006   Lowest contract charge 0.00% Class A      $ 216.67             --                 --            --           11.81%
         Highest contract charge 0.60% Class A     $ 157.79             --                 --            --           11.14%
         All contract charges                            --             95           $ 19,943          3.32%             --
  2005   Lowest contract charge 0.00% Class A      $ 193.78             --                 --            --            6.63%
         Highest contract charge 0.60% Class A     $ 141.98             --                 --            --            5.99%
         All contract charges                            --             71           $ 13,402          7.62%             --
  2004   Lowest contract charge 0.00% Class A      $ 181.73             --                 --            --           16.32%
         Highest contract charge 0.60% Class A     $ 133.95             --                 --            --           15.62%
         All contract charges                            --             44           $  7,793          2.45%             --
EQ/Mid Cap Index
----------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $  76.78             --                 --            --          (49.29)%
         Highest contract charge 0.90% Class B     $  71.21             --                 --            --          (49.74)%
         All contract charges                            --            705           $ 51,770          0.91%             --
  2007   Lowest contract charge 0.00% Class B      $ 151.40             --                 --            --            8.03%
         Highest contract charge 0.90% Class B     $ 141.69             --                 --            --            7.06%
         All contract charges                            --            753           $109,736            --              --
  2006   Lowest contract charge 0.00% Class B      $ 140.14             --                 --            --           11.52%
         Highest contract charge 0.90% Class B     $ 132.35             --                 --            --           10.52%
         All contract charges                            --            765           $103,634          3.32%             --
  2005   Lowest contract charge 0.00% Class B      $ 125.66             --                 --            --            6.37%
         Highest contract charge 0.90% Class B     $ 119.75             --                 --            --            5.41%
         All contract charges                            --            794           $ 96,918          7.62%             --
  2004   Lowest contract charge 0.00% Class B      $ 118.14             --                 --            --           16.03%
         Highest contract charge 0.90% Class B     $ 113.60             --                 --            --           14.98%
         All contract charges                            --            761           $ 87,965          2.45%             --
EQ/Mid Cap Value PLUS
---------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $ 128.00             --                 --            --          (39.07)%
         Highest contract charge 0.60% Class A     $  92.94             --                 --            --          (39.44)%
         All contract charges                            --            129           $ 15,856          1.43%             --
  2007   Lowest contract charge 0.00% Class A      $ 210.08             --                 --            --           (1.27)%
         Highest contract charge 0.60% Class A     $ 153.47             --                 --            --           (1.86)%
         All contract charges                            --            133           $ 26,773          1.02%             --
  2006   Lowest contract charge 0.00% Class A      $ 212.78             --                 --            --           12.76%
         Highest contract charge 0.60% Class A     $ 156.38             --                 --            --           12.09%
         All contract charges                            --            118           $ 24,183          0.33%             --
  2005   Lowest contract charge 0.00% Class A      $ 188.70             --                 --            --           11.60%
         Highest contract charge 0.60% Class A     $ 139.52             --                 --            --           10.93%
         All contract charges                            --             90           $ 16,524          4.79%             --
  2004   Lowest contract charge 0.00% Class A      $ 169.09             --                 --            --           18.14%
         Highest contract charge 0.60% Class A     $ 125.77             --                 --            --           17.43%
         All contract charges                            --             50           $  8,171          2.56%             --
EQ/Mid Cap Value PLUS
---------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $ 119.04             --                 --            --          (39.56)%
         Highest contract charge 0.90% Class B     $ 107.12             --                 --            --          (40.11)%
         All contract charges                            --          1,023           $114,073          1.43%             --
  2007   Lowest contract charge 0.00% Class B      $ 196.96             --                 --            --           (1.60)%
         Highest contract charge 0.90% Class B     $ 178.86             --                 --            --           (2.49)%
         All contract charges                            --          1,200           $222,789          1.02%             --
  2006   Lowest contract charge 0.00% Class B      $ 200.16             --                 --            --           12.48%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/Mid Cap Value PLUS (Continued)
---------------------------------
         Highest contract charge 0.90% Class B        $ 183.42              --                --            --         11.47%
         All contract charges                               --           1,351          $256,266          0.33%           --
  2005   Lowest contract charge 0.00% Class B         $ 177.95              --                --            --         11.32%
         Highest contract charge 0.90% Class B        $ 164.54              --                --            --         10.32%
         All contract charges                               --           1,444          $244,882          4.79%           --
  2004   Lowest contract charge 0.00% Class B         $ 159.85              --                --            --         17.85%
         Highest contract charge 0.90% Class B        $ 149.15              --                --            --         16.79%
         All contract charges                               --           1,372          $210,017          2.56%           --
EQ/Money Market
---------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 171.41              --                --            --          2.36%
         Highest contract charge 0.90% Class A        $ 160.16              --                --            --          1.44%
         All contract charges                               --           2,010          $402,756          2.30%           --
  2007   Lowest contract charge 0.00% Class A         $ 167.45              --                --            --          4.98%
         Highest contract charge 0.90% Class A        $ 157.88              --                --            --          4.03%
         All contract charges                               --           1,984          $391,569          4.81%           --
  2006   Lowest contract charge 0.00% Class A         $ 159.51              --                --            --          4.73%
         Highest contract charge 0.90% Class A        $ 151.77              --                --            --          3.79%
         All contract charges                               --           1,534          $296,025          4.67%           --
  2005   Lowest contract charge 0.00% Class A         $ 152.31              --                --            --          2.88%
         Highest contract charge 0.90% Class A        $ 146.23              --                --            --          1.96%
         All contract charges                               --           1,265          $242,248          2.82%           --
  2004   Lowest contract charge 0.00% Class A         $ 148.04              --                --            --          1.03%
         Highest contract charge 0.90% Class A        $ 143.42              --                --            --          0.12%
         All contract charges                               --           1,338          $249,556          0.94%           --
EQ/Money Market
---------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $ 131.49              --                --            --         2.11%
         Highest contract charge 0.90% Class B        $ 125.74              --                --            --         1.19%
         All contract charges                               --             525          $ 68,250          2.30%          --
  2007   Lowest contract charge 0.00% Class B (c)     $ 128.77              --                --            --         4.71%
         Highest contract charge 0.90% Class B        $ 124.26              --                --            --         3.77%
         All contract charges                               --             444          $ 55,923          4.81%          --
  2006   Lowest contract charge 0.00% Class B (c)     $ 122.98              --                --            --         4.48%
         Highest contract charge 0.90% Class B        $ 119.75              --                --            --         3.55%
         All contract charges                               --             458          $ 56,595          4.67%          --
  2005   Lowest contract charge 0.00% Class B (c)     $ 117.70              --                --            --         2.62%
         Highest contract charge 0.90% Class B        $ 115.65              --                --            --         1.70%
         All contract charges                               --             484          $ 56,793          2.82%          --
  2004   Lowest contract charge 0.00% Class B (c)     $ 114.69              --                --            --         0.30%
         Highest contract charge 0.90% Class B        $ 113.71              --                --            --        (0.13)%
         All contract charges                               --             595          $ 69,122          0.94%          --
EQ/Montag and Caldwell Growth
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)     $  78.71              --                --            --       (32.74)%
         Highest contract charge 0.90% Class A (f)    $  77.51              --                --            --       (33.34)%
         All contract charges                               --              76          $  5,897          0.43%          --
  2007   Lowest contract charge 0.00% Class A (f)     $ 117.02              --                --            --        17.02%
         Highest contract charge 0.90% Class A (f)    $ 116.28              --                --            --        16.28%
         All contract charges                               --              29          $  3,428          1.15%          --
EQ/Montag and Caldwell Growth
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)     $  96.84              --                --            --       (32.89)%
         Highest contract charge 0.90% Class B (f)    $  77.20              --                --            --       (33.49)%
         All contract charges                               --              49          $  4,194          0.43%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                  Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment         Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Montag and Caldwell Growth (Continued)
-----------------------------------------
  2007   Lowest contract charge 0.00% Class B (b)      $ 144.30              --                 --            --             20.81%
         Highest contract charge 0.90% Class B (f)     $ 116.08              --                 --            --             (2.81)%
         All contract charges                                --              13           $  1,734          1.15%               --
  2006   Lowest contract charge 0.00% Class B (b)      $ 119.44              --                 --            --              7.95%
         Highest contract charge 0.00% Class B (b)     $ 119.44              --                 --            --              7.95%
         All contract charges                                --               4           $    472          0.26%               --
  2005   Lowest contract charge 0.00% Class B (b)      $ 110.64              --                 --            --              5.40%
         Highest contract charge 0.00% Class B (b)     $ 110.64              --                 --            --              5.40%
         All contract charges                                --               2           $    179          0.46%               --
  2004   Lowest contract charge 0.00% Class B (b)      $ 104.97              --                 --            --              8.03%
         Highest contract charge 0.00% Class B (b)     $ 104.97              --                 --            --              8.03%
         All contract charges                                --              --           $      3          0.29%               --
EQ/PIMCO Real Return
--------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)      $ 107.64              --                 --            --             (4.05)%
         Highest contract charge 0.90% Class B (f)     $ 102.88              --                 --            --             (4.91)%
         All contract charges                                --             293           $ 30,513          3.91%               --
  2007   Lowest contract charge 0.00% Class B (d)      $ 112.18              --                 --            --             11.48%
         Highest contract charge 0.90% Class B (f)     $ 108.19              --                 --            --              8.19%
         All contract charges                                --              51           $  5,615          7.67%               --
  2006   Lowest contract charge 0.00% Class B (d)      $ 100.63              --                 --            --              0.39%
         Highest contract charge 0.00% Class B (d)     $ 100.63              --                 --            --              0.39%
         All contract charges                                --               3           $    312          7.36%               --
  2005   Lowest contract charge 0.00% Class B (d)      $ 100.24              --                 --            --              0.24%
         Highest contract charge 0.00% Class B (d)     $ 100.24              --                 --            --              0.24%
         All contract charges                                --              --           $     19          0.84%               --
EQ/Quality Bond PLUS
--------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A          $ 210.91              --                 --            --             (6.33)%
         Highest contract charge 0.90% Class A         $ 173.33              --                 --            --             (7.17)%
         All contract charges                                --             486           $ 93,036          5.68%               --
  2007   Lowest contract charge 0.00% Class A          $ 225.16              --                 --            --              4.80%
         Highest contract charge 0.90% Class A         $ 186.72              --                 --            --              3.85%
         All contract charges                                --             495           $101,225          5.08%               --
  2006   Lowest contract charge 0.00% Class A          $ 214.84              --                 --            --              4.09%
         Highest contract charge 0.90% Class A         $ 179.79              --                 --            --              3.16%
         All contract charges                                --             520           $101,691          4.03%               --
  2005   Lowest contract charge 0.00% Class A          $ 206.40              --                 --            --              2.25%
         Highest contract charge 0.90% Class A         $ 174.29              --                 --            --              1.34%
         All contract charges                                --             564           $106,367          3.88%               --
  2004   Lowest contract charge 0.00% Class A          $ 201.85              --                 --            --              4.01%
         Highest contract charge 0.90% Class A         $ 171.99              --                 --            --              3.07%
         All contract charges                                --             594           $109,740          3.76%               --
EQ/Quality Bond PLUS
--------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)      $ 143.26              --                 --            --            (6.55)%
         Highest contract charge 0.90% Class B         $ 133.03              --                 --            --            (7.39)%
         All contract charges                                --             194            $26,200          5.68%              --
  2007   Lowest contract charge 0.00% Class B (c)      $ 153.30              --                 --            --             4.54%
         Highest contract charge 0.90% Class B         $ 143.64              --                 --            --             3.59%
         All contract charges                                --             210            $30,448          5.08%              --
  2006   Lowest contract charge 0.00% Class B (c)      $ 146.64              --                 --            --             3.82%
         Highest contract charge 0.90% Class B         $ 138.66              --                 --            --             2.89%
         All contract charges                                --             226            $31,598          4.03%              --
  2005   Lowest contract charge 0.00% Class B (c)      $ 141.24              --                 --            --             2.00%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Quality Bond PLUS (Continued)
--------------------------------
         Highest contract charge 0.90% Class B         $ 134.77             --                 --            --            1.08%
         All contract charges                                --            235            $31,831          3.88%             --
  2004   Lowest contract charge 0.00% Class B (c)      $ 138.48             --                 --            --            3.75%
         Highest contract charge 0.90% Class B         $ 133.32             --                 --            --            2.81%
         All contract charges                                --            235            $31,367          3.76%             --
EQ/Short Duration Bond
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)      $ 102.15             --                 --            --           (1.75)%
         Highest contract charge 0.90% Class A (f)     $ 100.59             --                 --            --           (2.64)%
         All contract charges                                --             21            $ 2,115          7.46%             --
  2007   Lowest contract charge 0.00% Class A (f)      $ 103.97             --                 --            --            3.97%
         Highest contract charge 0.90% Class A (f)     $ 103.32             --                 --            --            3.32%
         All contract charges                                --              7            $   817          7.61%             --
EQ/Short Duration Bond
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)      $ 108.04             --                 --            --           (2.00)%
         Highest contract charge 0.90% Class B (f)     $ 100.16             --                 --            --           (2.89)%
         All contract charges                                --              7            $   717          7.46%             --
  2007   Lowest contract charge 0.00% Class B (d)      $ 110.25             --                 --            --            5.32%
         Highest contract charge 0.90% Class B (f)     $ 103.14             --                 --            --            3.14%
         All contract charges                                --              4            $   468          7.61%             --
  2006   Lowest contract charge 0.00% Class B (d)      $ 104.68             --                 --            --            3.96%
         Highest contract charge 0.00% Class B (d)     $ 104.68             --                 --            --            3.96%
         All contract charges                                --              1            $    62          6.98%             --
  2005   Lowest contract charge 0.00% Class B (d)      $ 100.69             --                 --            --            0.69%
         Highest contract charge 0.00% Class B (d)     $ 100.69             --                 --            --            0.69%
         All contract charges                                --             --            $     3            --              --
EQ/Small Company Index
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A          $ 154.05             --                 --            --          (33.96)%
         Highest contract charge 0.90% Class A         $ 128.69             --                 --            --          (34.56)%
         All contract charges                                --            207            $29,618          1.04%             --
  2007   Lowest contract charge 0.00% Class A          $ 233.27             --                 --            --           (1.60)%
         Highest contract charge 0.90% Class A         $ 196.66             --                 --            --           (2.48)%
         All contract charges                                --            194            $39,848          1.55%             --
  2006   Lowest contract charge 0.00% Class A          $ 237.06             --                 --            --           18.01%
         Highest contract charge 0.90% Class A         $ 201.67             --                 --            --           16.94%
         All contract charges                                --            176            $36,575          1.59%             --
  2005   Lowest contract charge 0.00% Class A          $ 200.89             --                 --            --            4.52%
         Highest contract charge 0.90% Class A         $ 172.45             --                 --            --            3.44%
         All contract charges                                --            136            $24,510          1.43%             --
  2004   Lowest contract charge 0.00% Class A          $ 192.20             --                 --            --           17.98%
         Highest contract charge 0.90% Class A         $ 166.71             --                 --            --           16.61%
         All contract charges                                --            120            $19,205          3.06%             --
EQ/Small Company Index
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)      $ 112.68             --                 --            --          (34.13)%
         Highest contract charge 0.90% Class B         $ 113.32             --                 --            --          (34.72)%
         All contract charges                                --             71            $ 7,188          1.04%             --
  2007   Lowest contract charge 0.00% Class B (c)      $ 171.06             --                 --            --           (1.83)%
         Highest contract charge 0.90% Class B         $ 173.60             --                 --            --           (2.72)%
         All contract charges                                --             71            $13,008          1.55%             --
  2006   Lowest contract charge 0.00% Class B (c)      $ 174.25             --                 --            --           17.71%
         Highest contract charge 0.90% Class B         $ 178.45             --                 --            --           16.65%
         All contract charges                                --             61            $11,500          1.59%             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                                  Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment         Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Small Company Index (Continued)
----------------------------------
  2005   Lowest contract charge 0.00% Class B (c)      $ 148.03             --                 --            --             4.25%
         Highest contract charge 0.90% Class B         $ 152.98             --                 --            --             3.32%
         All contract charges                                --             49            $ 7,521          1.43%              --
  2004   Lowest contract charge 0.00% Class B (c)      $ 141.99             --                 --            --            17.67%
         Highest contract charge 0.90% Class B         $ 148.06             --                 --            --            16.61%
         All contract charges                                --             42            $ 6,602          3.06%              --
EQ/T. Rowe Price Growth Stock (j)
---------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A (g)      $  58.41             --                 --            --           (42.06)%
         Highest contract charge 0.60% Class A (g)     $  57.76             --                 --            --           (42.41)%
         All contract charges                                --             12            $   696          0.00%              --
  2007   Lowest contract charge 0.00% Class A (g)      $ 100.81             --                 --            --             0.81%
         Highest contract charge 0.60% Class A (g)     $ 100.29             --                 --            --             0.29%
         All contract charges                                --             11            $ 1,100          0.17%              --
EQ/T. Rowe Price Growth Stock (j)
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)      $  69.00             --                 --            --           (42.21)%
         Highest contract charge 0.90% Class B (g)     $  57.26             --                 --            --           (42.73)%
         All contract charges                                --            313            $18,276          0.00%              --
  2007   Lowest contract charge 0.00% Class B (b)      $ 119.39             --                 --            --             7.23%
         Highest contract charge 0.90% Class B (g)     $  99.98             --                 --            --            (0.02)%
         All contract charges                                --            309            $31,316          0.17%              --
  2006   Lowest contract charge 0.00% Class B (b)      $ 111.34             --                 --            --            (4.01)%
         Highest contract charge 0.00% Class B (b)     $ 111.34             --                 --            --            (4.01)%
         All contract charges                                --              6            $   661            --               --
  2005   Lowest contract charge 0.00% Class B (b)      $ 116.00             --                 --            --             3.99%
         Highest contract charge 0.00% Class B (b)     $ 116.00             --                 --            --             3.99%
         All contract charges                                --              3            $   335            --               --
  2004   Lowest contract charge 0.00% Class B (b)      $ 111.55             --                 --            --            12.42%
         Highest contract charge 0.00% Class B (b)     $ 111.55             --                 --            --            12.42%
         All contract charges                                --             --            $     9            --               --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)      $  82.71             --                 --            --           (40.03)%
         Highest contract charge 0.90% Class B (f)     $  56.66             --                 --            --           (40.57)%
         All contract charges                                --             51            $ 3,313          1.38%              --
  2007   Lowest contract charge 0.00% Class B (b)      $ 137.92             --                 --            --             1.17%
         Highest contract charge 0.90% Class B (f)     $  95.34             --                 --            --            (4.66)%
         All contract charges                                --             41            $ 4,500          1.33%              --
  2006   Lowest contract charge 0.00% Class B (b)      $ 136.33             --                 --            --            14.15%
         Highest contract charge 0.00% Class B (b)     $ 136.33             --                 --            --            14.15%
         All contract charges                                --              7            $   964          0.95%              --
  2005   Lowest contract charge 0.00% Class B (b)      $ 119.43             --                 --            --             9.00%
         Highest contract charge 0.00% Class B (b)     $ 119.43             --                 --            --             9.00%
         All contract charges                                --              5            $   545          1.23%              --
  2004   Lowest contract charge 0.00% Class B (b)      $ 109.56              --                --            --           11.78%
         Highest contract charge 0.00% Class B (b)     $ 109.56              --                --            --           11.78%
         All contract charges                                --              --          $      6          0.35%             --
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)      $  58.43              --                --            --          (36.78)%
         Highest contract charge 0.90% Class A (f)     $  57.54              --                --            --          (37.35)%
         All contract charges                                --              19          $    998          2.77%             --
  2007   Lowest contract charge 0.00% Class A (f)      $  92.43              --                --            --           (7.57)%
         Highest contract charge 0.90% Class A (f)     $  91.85               8          $    650          3.69%          (8.15)%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Van Kampen Comstock (Continued)
----------------------------------
         All contract charges                                --              --                --            --              --
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)      $  74.98              --                --            --          (36.94)%
         Highest contract charge 0.90% Class B (f)     $  57.29              --                --            --          (37.52)%
         All contract charges                                --               9          $    597          2.77%             --
  2007   Lowest contract charge 0.00% Class B (d)      $ 118.91              --                --            --           (2.50)%
         Highest contract charge 0.90% Class B (f)     $  91.69              --                --            --           (8.31)%
         All contract charges                                --               5          $    526          3.69%             --
  2006   Lowest contract charge 0.00% Class B (d)      $ 121.96              --                --            --           15.90%
         Highest contract charge 0.00% Class B (d)     $ 121.96              --                --            --           15.90%
         All contract charges                                --               1          $    104          3.50%             --
  2005   Lowest contract charge 0.00% Class B (d)      $ 105.23              --                --            --            5.23%
         Highest contract charge 0.00% Class B (d)     $ 105.23              --                --            --            5.23%
         All contract charges                                --              --          $ 17,122          0.76%             --
EQ/Van Kampen Emerging Markets Equity
-------------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class A          $ 240.26              --                --            --          (57.25)%
         Highest contract charge 0.00% Class A         $ 240.26              --                --            --          (57.25)%
         All contract charges                                --              94          $ 21,131          0.16%             --
  2007   Lowest contract charge 0.00% Class A          $ 562.02              --                --            --           42.38%
         Highest contract charge 0.00% Class A         $ 562.02              --                --            --           42.38%
         All contract charges                                --              86          $ 45,275            --              --
  2006   Lowest contract charge 0.00% Class A          $ 394.74              --                --            --           37.41%
         Highest contract charge 0.00% Class A         $ 394.74              --                --            --           37.41%
         All contract charges                                --              71          $ 26,199          0.44%             --
  2005   Lowest contract charge 0.00% Class A          $ 287.26              --                --            --           33.11%
         Highest contract charge 0.00% Class A         $ 287.26              --                --            --           33.11%
         All contract charges                                --              46          $ 12,583          0.61%             --
  2004   Lowest contract charge 0.00% Class A          $ 215.81              --                --            --           23.93%
         Highest contract charge 0.00% Class A         $ 215.81              --                --            --           23.93%
         All contract charges                                --              21          $  4,490          0.71%             --
EQ/Van Kampen Emerging Markets Equity
-------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B          $ 129.67              --                --            --          (57.35)%
         Highest contract charge 0.90% Class B         $ 117.00              --                --            --          (57.74)%
         All contract charges                                --           1,094          $135,457          0.16%             --
  2007   Lowest contract charge 0.00% Class B          $ 304.02              --                --            --           42.02%
         Highest contract charge 0.90% Class B         $ 276.83              --                --            --           40.74%
         All contract charges                                --           1,247          $363,699            --              --
  2006   Lowest contract charge 0.00% Class B          $ 214.07              --                --            --           37.05%
         Highest contract charge 0.90% Class B         $ 196.70              --                --            --           35.82%
         All contract charges                                --           1,220          $251,522          0.44%             --
  2005   Lowest contract charge 0.00% Class B         $ 156.20              --                --            --           32.78%
         Highest contract charge 0.90% Class B        $ 144.82              --                --            --           31.59%
         All contract charges                               --           1,141          $172,874          0.61%             --
  2004   Lowest contract charge 0.00% Class B         $ 117.64              --                --            --           23.68%
         Highest contract charge 0.90% Class B        $ 110.06              --                --            --           22.57%
         All contract charges                               --             879          $100,718          0.71%             --
EQ/Van Kampen Mid Cap Growth (m)
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)     $  60.33              --                --            --          (47.19)%
         Highest contract charge 0.90% Class A (f)    $  59.40              --                --            --          (47.67)%
         All contract charges                               --             164          $  9,796          0.00%             --
  2007   Lowest contract charge 0.00% Class A (f)     $ 114.23              --                --            --           14.23%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                               Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units         Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                     ------------ -------------------- ------------ ---------------- -------------
EQ/Van Kampen Mid Cap Growth (m) (Continued)
--------------------------------------------
         Highest contract charge 0.90% Class A (f)    $ 113.51              --                --            --           13.51%
         All contract charges                               --             110          $ 12,578          1.39%             --
EQ/Van Kampen Mid Cap Growth (m)
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)     $  87.96              --                --            --          (47.32)%
         Highest contract charge 0.90% Class B (f)    $  59.15              --                --            --          (47.80)%
         All contract charges                               --              58          $  3,842          0.00%             --
  2007   Lowest contract charge 0.00% Class B (d)     $ 166.98              --                --            --           22.41%
         Highest contract charge 0.90% Class B (f)    $ 113.31              --                --            --           13.31%
         All contract charges                               --              28          $  3,449          1.39%             --
  2006   Lowest contract charge 0.00% Class B (d)     $ 136.41              --                --            --            9.26%
         Highest contract charge 0.00% Class B (d)    $ 136.41              --                --            --            9.26%
         All contract charges                               --               1          $     90          0.59%             --
  2005   Lowest contract charge 0.00% Class B (d)     $ 124.85              --                --            --           24.85%
         Highest contract charge 0.00% Class B (d)    $ 124.85              --                --            --           24.85%
         All contract charges                               --              --          $      7            --              --
EQ/Van Kampen Real Estate (p)
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (r)     $  51.22              --                --            --          (38.69)%
         Highest contract charge 0.90% Class A (r)    $  50.53              --                --            --          (39.24)%
         All contract charges                               --             865          $ 44,098          2.57%             --
  2007   Lowest contract charge 0.00% Class A (r)     $  83.54              --                --            --          (16.46)%
         Highest contract charge 0.90% Class A (r)    $  83.16              --                --            --          (16.84)%
         All contract charges                               --             906          $ 75,612          0.84%             --
EQ/Van Kampen Real Estate (p)
-----------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (r)     $  50.98              --                --            --          (38.90)%
         Highest contract charge 0.00% Class B (r)    $  50.98              --                --            --          (38.90)%
         All contract charges                               --              36             1,832          2.57%             --
  2007   Lowest contract charge 0.00% Class B (r)     $  83.44              --                --            --          (16.56)%
         Highest contract charge 0.00% Class B (r)    $  83.44              --                --            --          (16.56)%
         All contract charges                               --              20          $  1,660          0.84%             --
Fidelity VIP Asset Manager: Growth
----------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B         $ 105.49              --                --            --          (35.94)%
         Highest contract charge 0.00% Class B        $ 105.49              --                --            --          (35.94)%
         All contract charges                               --              42          $  4,470          1.89%             --
  2007   Lowest contract charge 0.00% Class B         $ 164.68              --                --            --           18.60%
         Highest contract charge 0.00% Class B        $ 164.68              --                --            --           18.60%
         All contract charges                               --              29          $  4,820          3.86%             --
  2006   Lowest contract charge 0.00% Class B         $ 138.85              --                --            --            6.72%
         Highest contract charge 0.00% Class B        $ 138.85              --                --            --            6.72%
         All contract charges                               --              21          $  2,924          1.86%             --
  2005   Lowest contract charge 0.00% Class B         $ 130.10              --                --            --            3.56%
         Highest contract charge 0.00% Class B        $ 130.10              --                --            --            3.56%
         All contract charges                               --              18           $ 2,324          1.82%             --
  2004   Lowest contract charge 0.00% Class B         $ 125.62              --                --            --            5.63%
         Highest contract charge 0.00% Class B        $ 125.62              --                --            --            5.63%
         All contract charges                               --              11           $ 1,376          1.89%             --
Fidelity VIP Contrafund
-----------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $ 127.83             --                 --            --          (42.69)%
         Highest contract charge 0.00% Class B     $ 127.83             --                 --            --          (42.69)%
         All contract charges                            --            205            $26,164          0.81%             --
  2007   Lowest contract charge 0.00% Class B      $ 223.05             --                 --            --           17.30%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements

December 31, 2008


8. Accumulation Unit Values


                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
Fidelity VIP Contrafund (Continued)
-----------------------------------
         Highest contract charge 0.00% Class B     $ 223.05             --                 --            --           17.30%
         All contract charges                            --            209            $46,555          1.94%             --
  2006   Lowest contract charge 0.00% Class B      $ 190.15             --                 --            --           11.43%
         Highest contract charge 0.00% Class B     $ 190.15             --                 --            --           11.43%
         All contract charges                            --            194            $36,939          1.03%             --
  2005   Lowest contract charge 0.00% Class B      $ 170.65             --                 --            --           16.65%
         Highest contract charge 0.00% Class B     $ 170.65             --                 --            --           16.65%
         All contract charges                            --            173            $29,536          0.08%             --
  2004   Lowest contract charge 0.00% Class B      $ 146.29             --                 --            --           15.16%
         Highest contract charge 0.00% Class B     $ 146.29             --                 --            --           15.16%
         All contract charges                            --             59            $ 8,579          0.12%             --
Fidelity VIP Equity-Income
--------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $ 106.04             --                 --            --          (42.81)%
         Highest contract charge 0.00% Class B     $ 106.04             --                 --            --          (42.81)%
         All contract charges                            --             43            $ 4,513          2.34%             --
  2007   Lowest contract charge 0.00% Class B      $ 185.43             --                 --            --            1.27%
         Highest contract charge 0.00% Class B     $ 185.43             --                 --            --            1.27%
         All contract charges                            --             50            $ 9,359          1.64%             --
  2006   Lowest contract charge 0.00% Class B      $ 183.10             --                 --            --           19.93%
         Highest contract charge 0.00% Class B     $ 183.10             --                 --            --           19.93%
         All contract charges                            --             55            $10,114          5.07%             --
  2005   Lowest contract charge 0.00% Class B      $ 152.67             --                 --            --            5.57%
         Highest contract charge 0.00% Class B     $ 152.67             --                 --            --            5.57%
         All contract charges                            --             39            $ 5,955          1.98%             --
  2004   Lowest contract charge 0.00% Class B      $ 144.62             --                 --            --           11.23%
         Highest contract charge 0.00% Class B     $ 144.62             --                 --            --           11.23%
         All contract charges                            --             34            $ 4,942          1.10%             --
Fidelity VIP Growth & Income
----------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $  97.68             --                 --            --          (41.90)%
         Highest contract charge 0.00% Class B     $  97.68             --                 --            --          (41.90)%
         All contract charges                            --             30            $ 2,927          1.14%             --
  2007   Lowest contract charge 0.00% Class B      $ 168.11             --                 --            --           11.86%
         Highest contract charge 0.00% Class B     $ 168.11             --                 --            --           11.86%
         All contract charges                            --             26            $ 4,306          4.78%             --
  2006   Lowest contract charge 0.00% Class B      $ 150.29             --                 --            --           12.86%
         Highest contract charge 0.00% Class B     $ 150.29             --                 --            --           12.86%
         All contract charges                            --             23            $ 3,488          1.12%             --
  2005   Lowest contract charge 0.00% Class B      $ 133.17             --                 --            --            7.40%
         Highest contract charge 0.00% Class B     $ 133.17             --                 --            --            7.40%
         All contract charges                            --             21            $ 2,761          1.21%             --
  2004   Lowest contract charge 0.00% Class B      $ 123.99             --                 --            --            5.52%
         Highest contract charge 0.00% Class B     $ 123.99             --                 --            --            5.52%
         All contract charges                            --             17            $ 2,064          0.67%             --
Fidelity VIP High Income
------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $ 109.02             --                 --            --          (25.14)%
         Highest contract charge 0.00% Class B     $ 109.02             --                 --            --          (25.14)%
         All contract charges                            --             60            $ 6,563         10.39%             --
  2007   Lowest contract charge 0.00% Class B      $ 145.64             --                 --            --            2.54%
         Highest contract charge 0.00% Class B     $ 145.64             --                 --            --            2.54%
         All contract charges                            --             66            $ 9,673          9.22%             --
  2006   Lowest contract charge 0.00% Class B      $ 142.03             --                 --            --           11.02%
         Highest contract charge 0.00% Class B     $ 142.03             --                 --            --           11.02%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
Fidelity VIP High Income (Continued)
------------------------------------
         All contract charges                            --             61            $ 8,621         10.89%             --
  2005   Lowest contract charge 0.00% Class B      $ 127.93             --                 --            --            2.31%
         Highest contract charge 0.00% Class B     $ 127.93             --                 --            --            2.31%
         All contract charges                            --             25            $ 3,225         14.56%             --
  2004   Lowest contract charge 0.00% Class B      $ 125.04             --                 --            --            9.38%
         Highest contract charge 0.00% Class B     $ 125.04             --                 --            --            9.38%
         All contract charges                            --             24            $ 2,950          7.19%             --
Fidelity VIP Investment Grade Bond
----------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $ 113.78             --                 --            --           (3.46)%
         Highest contract charge 0.00% Class B     $ 113.78             --                 --            --           (3.46)%
         All contract charges                            --             73            $ 8,340          3.86%             --
  2007   Lowest contract charge 0.00% Class B      $ 117.86             --                 --            --            4.08%
         Highest contract charge 0.00% Class B     $ 117.86             --                 --            --            4.08%
         All contract charges                            --             84            $ 9,953          3.52%             --
  2006   Lowest contract charge 0.00% Class B      $ 113.24             --                 --            --            4.14%
         Highest contract charge 0.00% Class B     $ 113.24             --                 --            --            4.14%
         All contract charges                            --             74            $ 8,360          4.58%             --
  2005   Lowest contract charge 0.00% Class B      $ 108.74             --                 --            --            1.89%
         Highest contract charge 0.00% Class B     $ 108.74             --                 --            --            1.89%
         All contract charges                            --             56            $ 6,087          3.51%             --
  2004   Lowest contract charge 0.00% Class B      $ 106.72             --                 --            --            4.19%
         Highest contract charge 0.00% Class B     $ 106.72             --                 --            --            4.19%
         All contract charges                            --             60            $ 6,408          4.19%             --
Fidelity VIP Mid Cap
--------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $ 165.82             --                 --            --          (39.61)%
         Highest contract charge 0.00% Class B     $ 165.82             --                 --            --          (39.61)%
         All contract charges                            --            134            $22,273          0.24%             --
  2007   Lowest contract charge 0.00% Class B      $ 274.57             --                 --            --           15.34%
         Highest contract charge 0.00% Class B     $ 274.57             --                 --            --           15.34%
         All contract charges                            --            147            $40,381          8.68%             --
  2006   Lowest contract charge 0.00% Class B      $ 238.06             --                 --            --           12.40%
         Highest contract charge 0.00% Class B     $ 238.06             --                 --            --           12.40%
         All contract charges                            --            138            $32,948          1.13%             --
  2005   Lowest contract charge 0.00% Class B      $ 211.79             --                 --            --           18.02%
         Highest contract charge 0.00% Class B     $ 211.79             --                 --            --           18.02%
         All contract charges                            --            125            $26,506            --              --
  2004   Lowest contract charge 0.00% Class B      $ 179.46             --                 --            --           24.66%
         Highest contract charge 0.00% Class B     $ 179.46             --                 --            --           24.66%
         All contract charges                            --             61            $11,035            --              --
Fidelity VIP Value
------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $  93.44             --                --             --           (46.60)%
         Highest contract charge 0.00% Class B     $  93.44             --                --             --           (46.60)%
         All contract charges                            --             32            $2,965           0.61%              --
  2007   Lowest contract charge 0.00% Class B      $ 174.99             --                --             --             1.86%
         Highest contract charge 0.00% Class B     $ 174.99             --                --             --             1.86%
         All contract charges                            --             40            $6,930           4.26%              --
  2006   Lowest contract charge 0.00% Class B      $ 171.80             --                --             --            14.41%
         Highest contract charge 0.00% Class B     $ 171.80             --                --             --            14.41%
         All contract charges                            --             25            $4,323           0.88%              --
  2005   Lowest contract charge 0.00% Class B      $ 150.16             --                --             --             5.84%
         Highest contract charge 0.00% Class B     $ 150.16             --                --             --             5.84%
         All contract charges                            --             20            $3,017           0.42%              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                               Years Ended December 31,
                                                    ------------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment         Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                    ------------ -------------------- ------------ ---------------- --------------
Fidelity VIP Value (Continued)
------------------------------
  2004   Lowest contract charge 0.00% Class B        $ 141.88               --                --            --            10.93%
         Highest contract charge 0.00% Class B       $ 141.88               --                --            --            10.93%
         All contract charges                              --               10          $  1,468          1.17%              --
Fidelity VIP Value Strategies
-----------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B        $ 107.18               --                --            --           (51.28)%
         Highest contract charge 0.00% Class B       $ 107.18               --                --            --           (51.28)%
         All contract charges                              --               25          $  2,697          0.48%              --
  2007   Lowest contract charge 0.00% Class B        $ 220.01               --                --            --             5.44%
         Highest contract charge 0.00% Class B       $ 220.01               --                --            --             5.44%
         All contract charges                              --               38          $  8,359          6.13%              --
  2006   Lowest contract charge 0.00% Class B        $ 208.66               --                --            --            16.01%
         Highest contract charge 0.00% Class B       $ 208.66               --                --            --            16.01%
         All contract charges                              --               20          $  4,109          2.31%              --
  2005   Lowest contract charge 0.00% Class B        $ 179.87               --                --            --             2.43%
         Highest contract charge 0.00% Class B       $ 179.87               --                --            --             2.43%
         All contract charges                              --               18          $  3,269          0.09%              --
  2004   Lowest contract charge 0.00% Class B        $ 175.60               --                --            --            13.84%
         Highest contract charge 0.00% Class B       $ 175.60               --                --            --            13.84%
         All contract charges                              --               16          $  2,847          0.10%              --
Multimanager Aggressive Equity
------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A        $ 105.45               --                --            --           (46.54)%
         Highest contract charge 0.90% Class A       $ 112.68               --                --            --           (47.02)%
         All contract charges                              --              870          $249,801          0.50%              --
  2007   Lowest contract charge 0.00% Class A        $ 197.25               --                --            --            11.66%
         Highest contract charge 0.90% Class A       $ 212.70               --                --            --            10.65%
         All contract charges                              --              950          $516,296          0.10%              --
  2006   Lowest contract charge 0.00% Class A        $ 176.65               --                --            --             5.37%
         Highest contract charge 0.90% Class A       $ 192.22               --                --            --             4.43%
         All contract charges                              --            1,040          $506,530          0.17%              --
  2005   Lowest contract charge 0.00% Class A        $ 167.64               --                --            --             8.47%
         Highest contract charge 0.90% Class A       $ 184.07               --                --            --             7.50%
         All contract charges                              --            1,126          $524,189            --               --
  2004   Lowest contract charge 0.00% Class A        $ 154.55               --                --            --            12.38%
         Highest contract charge 0.90% Class A       $ 171.23               --                --            --            11.37%
         All contract charges                              --            1,196          $524,796            --               --
Multimanager Aggressive Equity
------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)    $  54.13               --                --            --           (46.68)%
         Highest contract charge 0.90% Class B       $  49.70               --                --            --           (47.16)%
         All contract charges                              --              178          $  9,141          0.50%              --
  2007   Lowest contract charge 0.00% Class B (c)    $ 101.51               --                --            --            11.38%
         Highest contract charge 0.90% Class B       $  94.06               --                --            --            10.39%
         All contract charges                              --              186          $ 17,789          0.10%              --
  2006   Lowest contract charge 0.00% Class B (c)    $  91.14               --                --            --             5.11%
         Highest contract charge 0.90% Class B       $  85.21               --                --            --             4.17%
         All contract charges                              --              189          $ 16,561          0.17%              --
  2005   Lowest contract charge 0.00% Class B (c)    $  86.70               --                --            --             8.17%
         Highest contract charge 0.90% Class B       $  81.80               --                --            --             7.23%
         All contract charges                              --              198          $ 16,583            --               --
  2004   Lowest contract charge 0.00% Class B (c)    $  80.86               --                --            --            12.10%
         Highest contract charge 0.90% Class B       $  76.29               --                --            --            11.09%
         All contract charges                              --              195          $ 15,176            --               --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
Multimanager Core Bond
----------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 129.13             --                 --            --          2.72%
         Highest contract charge 0.60% Class A        $ 130.57             --                 --            --          2.11%
         All contract charges                               --            162            $20,806          4.96%           --
  2007   Lowest contract charge 0.00% Class A         $ 125.71             --                 --            --          6.53%
         Highest contract charge 0.60% Class A        $ 127.87             --                 --            --          5.89%
         All contract charges                               --            157            $19,585          4.20%           --
  2006   Lowest contract charge 0.00% Class A         $ 118.00             --                 --            --          4.03%
         Highest contract charge 0.60% Class A        $ 120.76             --                 --            --          3.40%
         All contract charges                               --            136            $15,997          4.16%           --
  2005   Lowest contract charge 0.00% Class A         $ 113.43             --                 --            --          2.00%
         Highest contract charge 0.60% Class A        $ 116.79             --                 --            --          1.39%
         All contract charges                               --            101            $11,470          3.52%           --
  2004   Lowest contract charge 0.00% Class A         $ 111.21             --                 --            --          4.15%
         Highest contract charge 0.60% Class A        $ 115.19             --                 --            --          3.52%
         All contract charges                               --             70            $ 7,733          3.38%           --
Multimanager Core Bond
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 134.03             --                 --            --          2.46%
         Highest contract charge 0.90% Class B        $ 125.82             --                 --            --          1.55%
         All contract charges                               --            479            $62,184          4.96%           --
  2007   Lowest contract charge 0.00% Class B         $ 130.81             --                 --            --          6.26%
         Highest contract charge 0.90% Class B        $ 123.90             --                 --            --          5.29%
         All contract charges                               --            459            $58,320          4.20%           --
  2006   Lowest contract charge 0.00% Class B         $ 123.10             --                 --            --          3.77%
         Highest contract charge 0.90% Class B        $ 117.67             --                 --            --          2.84%
         All contract charges                               --            482            $57,882          4.16%           --
  2005   Lowest contract charge 0.00% Class B         $ 118.63             --                 --            --          1.75%
         Highest contract charge 0.90% Class B        $ 114.42             --                 --            --          0.83%
         All contract charges                               --            457            $53,081          3.52%           --
  2004   Lowest contract charge 0.00% Class B         $ 116.59             --                 --            --          3.89%
         Highest contract charge 0.90% Class B        $ 113.47             --                 --            --          2.95%
         All contract charges                               --            433            $49,761          3.38%           --
Multimanager Health Care
------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 131.88             --                 --            --       (26.65)%
         Highest contract charge 0.60% Class A        $ 100.82             --                 --            --       (27.08)%
         All contract charges                               --             50            $ 6,293          0.00%           --
  2007   Lowest contract charge 0.00% Class A         $ 179.79             --                 --            --          9.24%
         Highest contract charge 0.60% Class A        $ 138.27             --                 --            --          8.57%
         All contract charges                               --             46            $ 7,974            --            --
  2006   Lowest contract charge 0.00% Class A         $ 164.58             --                 --            --          5.40%
         Highest contract charge 0.60% Class A        $ 127.35             --                 --            --          4.77%
         All contract charges                               --             42           $  6,474          1.02%           --
  2005   Lowest contract charge 0.00% Class A         $ 156.16             --                 --            --          7.23%
         Highest contract charge 0.60% Class A        $ 121.55             --                 --            --          6.58%
         All contract charges                               --             32           $  4,741          2.66%           --
  2004   Lowest contract charge 0.00% Class A         $ 145.63             --                 --            --         12.41%
         Highest contract charge 0.60% Class A        $ 114.04             --                 --            --         11.73%
         All contract charges                               --             19           $  2,722          4.15%           --
Multimanager Health Care
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 103.14             --                 --            --        (26.82)%
         Highest contract charge 0.90% Class B        $  96.81             --                 --            --        (27.48)%
         All contract charges                               --            173           $ 17,269          0.00%           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
Multimanager Health Care (Continued)
------------------------------------
  2007   Lowest contract charge 0.00% Class B         $ 140.94             --                 --            --            8.97%
         Highest contract charge 0.90% Class B        $ 133.49             --                 --            --            7.98%
         All contract charges                               --            178           $ 24,411            --              --
  2006   Lowest contract charge 0.00% Class B         $ 129.34             --                 --            --            5.13%
         Highest contract charge 0.90% Class B        $ 123.63             --                 --            --            4.19%
         All contract charges                               --            182           $ 23,104          1.02%             --
  2005   Lowest contract charge 0.00% Class B         $ 123.03             --                 --            --            6.96%
         Highest contract charge 0.90% Class B        $ 118.66             --                 --            --            6.00%
         All contract charges                               --            200           $ 24,171          2.66%             --
  2004   Lowest contract charge 0.00% Class B         $ 115.02             --                 --            --           12.13%
         Highest contract charge 0.90% Class B        $ 111.95             --                 --            --           11.12%
         All contract charges                               --            166           $ 18,806          4.15%             --
Multimanager High Yield
-----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 173.57             --                 --            --          (23.31)%
         Highest contract charge 0.90% Class A        $ 182.46             --                 --            --          (24.00)%
         All contract charges                               --            503           $116,460          9.53%             --
  2007   Lowest contract charge 0.00% Class A         $ 226.34             --                 --            --            3.39%
         Highest contract charge 0.90% Class A        $ 240.09             --                 --            --            2.46%
         All contract charges                               --            537           $164,892          7.42%             --
  2006   Lowest contract charge 0.00% Class A         $ 218.91             --                 --            --           10.20%
         Highest contract charge 0.90% Class A        $ 234.32             --                 --            --            9.22%
         All contract charges                               --            639           $194,839          7.51%             --
  2005   Lowest contract charge 0.00% Class A         $ 198.64             --                 --            --            3.32%
         Highest contract charge 0.90% Class A        $ 214.55             --                 --            --            2.39%
         All contract charges                               --            633           $179,897          8.29%             --
  2004   Lowest contract charge 0.00% Class A         $ 192.26             --                 --            --            8.94%
         Highest contract charge 0.90% Class A        $ 209.54             --                 --            --            7.96%
         All contract charges                               --            669           $186,819          6.83%             --
Multimanager High Yield
-----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $ 105.63             --                 --            --          (23.51)%
         Highest contract charge 0.90% Class B        $  83.40             --                 --            --          (24.19)%
         All contract charges                               --            187           $ 16,482          9.53%             --
  2007   Lowest contract charge 0.00% Class B (c)     $ 138.09             --                 --            --            3.14%
         Highest contract charge 0.90% Class B        $ 110.01             --                 --            --            2.20%
         All contract charges                               --            222           $ 25,669          7.42%             --
  2006   Lowest contract charge 0.00% Class B (c)     $ 133.89             --                 --            --            9.93%
         Highest contract charge 0.90% Class B        $ 107.64             --                 --            --            8.94%
         All contract charges                               --            212           $ 23,535          7.51%             --
  2005   Lowest contract charge 0.00% Class B (c)     $ 121.79             --                 --            --            3.06%
         Highest contract charge 0.90% Class B        $  98.80             --                 --            --            2.14%
         All contract charges                               --            205            $20,734          8.29%             --
  2004   Lowest contract charge 0.00% Class B (c)     $ 118.18             --                 --            --            2.98%
         Highest contract charge 0.90% Class B        $  96.74             --                 --            --            7.69%
         All contract charges                               --            184            $18,240          6.83%             --
Multimanager International Equity
---------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 147.41             --                 --            --          (47.10)%
         Highest contract charge 0.60% Class A        $ 106.70             --                 --            --          (47.42)%
         All contract charges                               --             76            $11,041          1.63%             --
  2007   Lowest contract charge 0.00% Class A         $ 278.66             --                 --            --           12.71%
         Highest contract charge 0.60% Class A        $ 202.92             --                 --            --           12.04%
         All contract charges                               --             71            $19,542          0.78%             --
  2006   Lowest contract charge 0.00% Class A         $ 247.23             --                 --            --           25.63%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
Multimanager International Equity (Continued)
---------------------------------------------
         Highest contract charge 0.60% Class A        $ 181.12             --                 --            --           24.88%
         All contract charges                               --             60            $14,457          2.37%             --
  2005   Lowest contract charge 0.00% Class A         $ 196.79             --                 --            --           15.73%
         Highest contract charge 0.60% Class A        $ 145.04             --                 --            --           15.04%
         All contract charges                               --             40            $ 7,871          4.18%             --
  2004   Lowest contract charge 0.00% Class A         $ 170.04             --                 --            --           18.21%
         Highest contract charge 0.60% Class A        $ 126.08             --                 --            --           17.50%
         All contract charges                               --             24            $ 4,174          2.75%             --
Multimanager International Equity
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 139.42             --                 --            --          (47.23)%
         Highest contract charge 0.90% Class B        $ 100.97             --                 --            --          (47.71)%
         All contract charges                               --            313            $32,917          1.63%             --
  2007   Lowest contract charge 0.00% Class B         $ 264.21             --                 --            --           12.43%
         Highest contract charge 0.90% Class B        $ 193.09             --                 --            --           11.41%
         All contract charges                               --            326            $65,021          0.78%             --
  2006   Lowest contract charge 0.00% Class B         $ 235.00             --                 --            --           25.32%
         Highest contract charge 0.90% Class B        $ 173.31             --                 --            --           24.19%
         All contract charges                               --            309            $54,685          2.37%             --
  2005   Lowest contract charge 0.00% Class B         $ 187.53             --                 --            --           15.44%
         Highest contract charge 0.90% Class B        $ 139.55             --                 --            --           14.41%
         All contract charges                               --            206            $29,285          4.18%             --
  2004   Lowest contract charge 0.00% Class B         $ 162.44             --                 --            --           17.91%
         Highest contract charge 0.90% Class B        $ 121.98             --                 --            --           16.84%
         All contract charges                               --            181            $22,409          2.75%             --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 116.08             --                 --            --          (39.38)%
         Highest contract charge 0.60% Class A        $  82.32             --                 --            --          (39.75)%
         All contract charges                               --             23            $ 2,622          0.63%             --
  2007   Lowest contract charge 0.00% Class A         $ 191.50             --                 --            --            5.27%
         Highest contract charge 0.60% Class A        $ 136.63             --                 --            --            4.63%
         All contract charges                               --             22            $ 4,107          0.55%             --
  2006   Lowest contract charge 0.00% Class A         $ 181.92             --                 --            --           13.86%
         Highest contract charge 0.60% Class A        $ 130.58             --                 --            --           13.18%
         All contract charges                               --             21            $ 3,635          0.75%             --
  2005   Lowest contract charge 0.00% Class A         $ 159.77             --                 --            --            7.00%
         Highest contract charge 0.60% Class A        $ 115.37             --                 --            --            6.36%
         All contract charges                               --             17            $ 2,776          0.96%             --
  2004   Lowest contract charge 0.00% Class A         $ 149.32             --                 --            --            9.95%
         Highest contract charge 0.60% Class A        $ 108.47             --                 --            --            9.29%
         All contract charges                               --             13            $ 1,907          2.96%             --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 104.18             --                 --            --          (39.54)%
         Highest contract charge 0.90% Class B        $  78.64             --                 --            --          (40.08)%
         All contract charges                               --             37            $ 3,035          0.63%             --
  2007   Lowest contract charge 0.00% Class B         $ 172.31             --                 --            --            5.00%
         Highest contract charge 0.90% Class B        $ 131.25             --                 --            --            4.05%
         All contract charges                               --             42            $ 5,631          0.55%             --
  2006   Lowest contract charge 0.00% Class B         $ 164.10             --                 --            --           13.58%
         Highest contract charge 0.90% Class B        $ 126.14             --                 --            --           12.56%
         All contract charges                               --             30            $ 3,891          0.75%             --
  2005   Lowest contract charge 0.00% Class B         $ 144.48             --                 --            --            6.73%
         Highest contract charge 0.90% Class B        $ 112.07             --                 --            --            5.77%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
Multimanager Large Cap Core Equity (Continued)
----------------------------------------------
         All contract charges                            --             29            $ 3,416          0.96%             --
  2004   Lowest contract charge 0.00% Class B      $ 135.37             --                 --            --            9.67%
         Highest contract charge 0.90% Class B     $ 105.95             --                 --            --            8.69%
         All contract charges                            --             20            $ 2,245          2.96%             --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $  95.18             --                 --            --          (45.29)%
         Highest contract charge 0.60% Class A     $  64.40             --                 --            --          (45.63)%
         All contract charges                            --             58            $ 5,436          0.00%             --
  2007   Lowest contract charge 0.00% Class A      $ 173.98             --                 --            --           11.53%
         Highest contract charge 0.60% Class A     $ 118.44             --                 --            --           10.85%
         All contract charges                            --             56            $ 9,661            --              --
  2006   Lowest contract charge 0.00% Class A      $ 156.00             --                 --            --            0.36%
         Highest contract charge 0.60% Class A     $ 106.85             --                 --            --           (0.24)%
         All contract charges                            --             49            $ 7,688            --              --
  2005   Lowest contract charge 0.00% Class A      $ 155.44             --                 --            --            7.76%
         Highest contract charge 0.60% Class A     $ 107.10             --                 --            --            7.11%
         All contract charges                            --             40            $ 6,149            --              --
  2004   Lowest contract charge 0.00% Class A      $ 144.24             --                 --            --            6.93%
         Highest contract charge 0.60% Class A     $  99.99             --                 --            --            6.29%
         All contract charges                            --             24            $ 3,359            --              --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $  85.44             --                 --            --          (45.38)%
         Highest contract charge 0.90% Class B     $  58.83             --                 --                        (45.87)%
         All contract charges                            --            103            $ 6,372          0.00%             --
  2007   Lowest contract charge 0.00% Class B      $ 156.43             --                 --            --           11.24%
         Highest contract charge 0.90% Class B     $ 108.68             --                 --            --           10.25%
         All contract charges                            --            109            $12,271            --              --
  2006   Lowest contract charge 0.00% Class B      $ 140.62             --                 --            --            0.11%
         Highest contract charge 0.90% Class B     $  98.58             --                 --            --           (0.79)%
         All contract charges                            --            107            $10,902            --              --
  2005   Lowest contract charge 0.00% Class B      $ 140.46             --                 --            --            7.49%
         Highest contract charge 0.90% Class B     $  99.37             --                 --            --            6.53%
         All contract charges                            --             89            $ 9,156            --              --
  2004   Lowest contract charge 0.00% Class B      $ 130.68             --                 --            --            6.66%
         Highest contract charge 0.90% Class B     $  93.28             --                 --            --            5.70%
         All contract charges                            --             86            $ 8,182            --              --
Multimanager Large Cap Value
----------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $ 132.72             --                 --            --           (37.29)%
         Highest contract charge 0.60% Class A     $  96.40             --                 --            --           (37.67)%
         All contract charges                            --             63            $ 8,190          1.56%              --
  2007   Lowest contract charge 0.00% Class A      $ 211.64             --                 --            --             3.90%
         Highest contract charge 0.60% Class A     $ 154.66             --                 --            --             3.27%
         All contract charges                            --             56            $11,584          1.24%              --
  2006   Lowest contract charge 0.00% Class A      $ 203.70             --                 --            --            19.61%
         Highest contract charge 0.60% Class A     $ 149.76             --                 --            --            18.90%
         All contract charges                            --             41            $ 8,389          3.08%              --
  2005   Lowest contract charge 0.00% Class A      $ 170.29             --                 --            --             7.37%
         Highest contract charge 0.60% Class A     $ 125.96             --                 --            --             6.73%
         All contract charges                            --             30            $ 4,942          3.44%              --
  2004   Lowest contract charge 0.00% Class A      $ 158.60             --                 --            --            14.71%
         Highest contract charge 0.60% Class A     $ 118.01             --                 --            --            14.02%
         All contract charges                            --             16            $ 2,388          8.39%              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
Multimanager Large Cap Value
----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $ 120.96             --                 --            --           (37.45)%
         Highest contract charge 0.90% Class B     $  93.50             --                 --            --           (38.01)%
         All contract charges                            --            228            $22,209          1.56%              --
  2007   Lowest contract charge 0.00% Class B      $ 193.37             --                 --            --             3.64%
         Highest contract charge 0.90% Class B     $ 150.84             --                 --            --             2.70%
         All contract charges                            --            201            $31,371          1.24%              --
  2006   Lowest contract charge 0.00% Class B      $ 186.58             --                 --            --            19.32%
         Highest contract charge 0.90% Class B     $ 146.87             --                 --            --            18.25%
         All contract charges                            --            185            $28,015          3.08%              --
  2005   Lowest contract charge 0.00% Class B      $ 156.37             --                 --            --             7.09%
         Highest contract charge 0.90% Class B     $ 124.20             --                 --            --             6.13%
         All contract charges                            --            127            $16,025          3.44%              --
  2004   Lowest contract charge 0.00% Class B      $ 146.01             --                 --            --            14.43%
         Highest contract charge 0.90% Class B     $ 117.02             --                 --            --            13.40%
         All contract charges                            --             70            $ 8,274          8.39%              --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $ 128.57             --                 --            --           (43.44)%
         Highest contract charge 0.60% Class A     $  75.35             --                 --            --           (43.78)%
         All contract charges                            --             51            $ 6,494          0.00%              --
  2007   Lowest contract charge 0.00% Class A      $ 227.31             --                 --            --            12.19%
         Highest contract charge 0.60% Class A     $ 134.03             --                 --            --            11.51%
         All contract charges                            --             51            $11,417            --               --
  2006   Lowest contract charge 0.00% Class A      $ 202.62             --                 --            --             9.90%
         Highest contract charge 0.60% Class A     $ 120.20             --                 --            --             9.24%
         All contract charges                            --             51            $10,040          0.51%              --
  2005   Lowest contract charge 0.00% Class A      $ 184.38             --                 --            --             8.65%
         Highest contract charge 0.60% Class A     $ 110.03             --                 --            --             8.00%
         All contract charges                            --             41            $ 7,607          1.59%              --
  2004   Lowest contract charge 0.00% Class A      $ 169.69             --                 --            --            12.01%
         Highest contract charge 0.60% Class A     $ 101.88             --                 --            --            11.34%
         All contract charges                            --             30            $ 5,044          1.62%              --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $ 114.40             --                 --            --           (43.58)%
         Highest contract charge 0.90% Class B     $  69.33             --                 --            --           (44.08)%
         All contract charges                            --            180            $13,058          0.00%              --
  2007   Lowest contract charge 0.00% Class B      $ 202.77             --                 --            --             11.91%
         Highest contract charge 0.90% Class B     $ 123.99             --                 --            --             10.89%
         All contract charges                            --            194            $24,950            --                --
  2006   Lowest contract charge 0.00% Class B      $ 181.19             --                 --            --              9.62%
         Highest contract charge 0.90% Class B     $ 111.81             --                 --            --              8.63%
         All contract charges                            --            201            $23,045          0.51%               --
  2005   Lowest contract charge 0.00% Class B      $ 165.30             --                 --            --              8.38%
         Highest contract charge 0.90% Class B     $ 102.93             --                 --            --              7.41%
         All contract charges                            --            175            $18,306          1.59%               --
  2004   Lowest contract charge 0.00% Class B      $ 152.51             --                 --            --             11.73%
         Highest contract charge 0.90% Class B     $  95.83             --                 --            --             10.72%
         All contract charges                            --            171            $16,710          1.62%               --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $ 144.68             --                 --            --            (35.81)%
         Highest contract charge 0.60% Class A     $  92.10             --                 --            --            (36.20)%
         All contract charges                            --             51            $ 7,026          0.49%               --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
Multimanager Mid Cap Value (Continued)
--------------------------------------
  2007   Lowest contract charge 0.00% Class A           $ 225.38             --                 --            --            0.34%
         Highest contract charge 0.60% Class A          $ 144.35             --                 --            --           (0.26)%
         All contract charges                                 --             44            $ 9,523            --              --
  2006   Lowest contract charge 0.00% Class A           $ 224.61             --                 --            --           15.01%
         Highest contract charge 0.60% Class A          $ 144.73             --                 --            --           14.32%
         All contract charges                                 --             45            $ 9,597          1.78%             --
  2005   Lowest contract charge 0.00% Class A           $ 195.29             --                 --            --            7.61%
         Highest contract charge 0.60% Class A          $ 126.59             --                 --            --            6.96%
         All contract charges                                 --             33            $ 6,172          7.27%             --
  2004   Lowest contract charge 0.00% Class A           $ 181.48             --                 --            --           15.48%
         Highest contract charge 0.60% Class A          $ 118.35             --                 --            --           14.79%
         All contract charges                                 --             22            $ 3,851          4.02%             --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B           $  95.50             --                 --            --          (35.97)%
         Highest contract charge 0.90% Class B          $  89.64             --                 --            --          (36.55)%
         All contract charges                                 --            331            $30,500          0.49%             --
  2007   Lowest contract charge 0.00% Class B           $ 149.14             --                 --            --            0.09%
         Highest contract charge 0.90% Class B          $ 141.27             --                 --            --           (0.81)%
         All contract charges                                 --            362            $52,202            --              --
  2006   Lowest contract charge 0.00% Class B           $ 149.00             --                 --            --           14.73%
         Highest contract charge 0.90% Class B          $ 142.42             --                 --            --           13.70%
         All contract charges                                 --            374            $54,292          1.78%             --
  2005   Lowest contract charge 0.00% Class B           $ 129.87             --                 --            --            7.34%
         Highest contract charge 0.90% Class B          $ 125.26             --                 --            --            6.38%
         All contract charges                                 --            336            $42,836          7.27%             --
  2004   Lowest contract charge 0.00% Class B           $ 120.99             --                 --            --           15.19%
         Highest contract charge 0.90% Class B          $ 117.75             --                 --            --           14.15%
         All contract charges                                 --            327            $38,894          4.02%             --
Multimanager Small Cap Growth (k)
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)       $  81.71             --                 --            --          (42.11)%
         Highest contract charge 0.90% Class B (h)      $  54.91             --                 --            --          (42.63)%
         All contract charges                                 --             48            $ 3,506          0.00%             --
  2007   Lowest contract charge 0.00% Class B (b)       $ 141.15             --                 --            --            3.68%
         Highest contract charge 0.90% Class B (h)      $  95.72             --                 --            --           (4.28)%
         All contract charges                                 --             35            $ 4,611            --              --
  2006   Lowest contract charge 0.00% Class B (b)       $ 136.14             --                 --            --           10.21%
         Highest contract charge 0.00% Class B (b)      $ 136.14             --                 --            --           10.21%
         All contract charges                                 --             19            $ 2,587          1.23%             --
  2005   Lowest contract charge 0.00% Class B (b)       $ 123.53             --                 --            --            7.49%
         Highest contract charge 0.00% Class B (b)      $ 123.53             --                 --            --            7.49%
         All contract charges                                 --              5            $   658          3.61%             --
  2004   Lowest contract charge 0.00% Class B (b)       $ 114.93             --                 --            --           14.19%
         Highest contract charge 0.00% Class B (b)      $ 114.93             --                 --            --           14.19%
         All contract charges                                 --             --            $     4            --              --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 121.87             --                 --            --          (37.71)%
         Highest contract charge 0.60% Class A          $ 118.09             --                 --            --          (38.08)%
         All contract charges                                 --             73            $ 8,899          0.31%             --
  2007   Lowest contract charge 0.00% Class A           $ 195.65             --                 --            --           (9.59)%
         Highest contract charge 0.60% Class A          $ 190.72             --                 --            --          (10.14)%
         All contract charges                                 --             74            $14,269          0.38%             --
  2006   Lowest contract charge 0.00% Class A           $ 216.41             --                 --            --           16.40%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                      ------------ -------------------- ------------ ---------------- -------------
Multimanager Small Cap Value (Continued)
----------------------------------------
         Highest contract charge 0.60% Class A          $ 212.25             --                 --            --           15.70%
         All contract charges                                 --             67            $14,314          6.20%             --
  2005   Lowest contract charge 0.00% Class A           $ 185.93             --                 --            --            4.95%
         Highest contract charge 0.60% Class A          $ 183.45             --                 --            --            4.32%
         All contract charges                                 --             49            $ 8,881          5.33%             --
  2004   Lowest contract charge 0.00% Class A           $ 177.17             --                 --            --           17.40%
         Highest contract charge 0.60% Class A          $ 175.86             --                 --            --           16.70%
         All contract charges                                 --             28            $ 4,964          8.72%             --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B           $ 128.82             --                 --            --          (37.86)%
         Highest contract charge 0.90% Class B          $ 118.09             --                 --            --          (38.43)%
         All contract charges                                 --            125            $15,267          0.31%             --
  2007   Lowest contract charge 0.00% Class B           $ 207.32             --                 --            --           (9.84)%
         Highest contract charge 0.90% Class B          $ 191.79             --                 --            --          (10.65)%
         All contract charges                                 --            146            $28,898          0.38%             --
  2006   Lowest contract charge 0.00% Class B           $ 229.95             --                 --            --           16.11%
         Highest contract charge 0.90% Class B          $ 214.66             --                 --            --           15.07%
         All contract charges                                 --            160            $35,191          6.20%             --
  2005   Lowest contract charge 0.00% Class B           $ 198.05             --                 --            --            3.91%
         Highest contract charge 0.90% Class B          $ 186.56             --                 --            --            3.75%
         All contract charges                                 --            120            $23,048          5.33%             --
  2004   Lowest contract charge 0.00% Class B           $ 190.60             --                 --            --           17.11%
         Highest contract charge 0.90% Class B          $ 179.82             --                 --            --           16.05%
         All contract charges                                 --             66            $11,982          8.72%             --
Multimanager Technology (a)
---------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 140.56             --                 --            --          (46.96)%
         Highest contract charge 0.60% Class A          $  75.38             --                 --            --          (47.28)%
         All contract charges                                 --             51            $ 6,987          0.00%             --
  2007   Lowest contract charge 0.00% Class A           $ 265.01             --                 --            --           18.55%
         Highest contract charge 0.60% Class A          $ 142.97             --                 --            --           17.83%
         All contract charges                                 --             47            $12,183            --              --
  2006   Lowest contract charge 0.00% Class A           $ 223.55             --                 --            --            7.57%
         Highest contract charge 0.60% Class A          $ 121.34             --                 --            --            6.93%
         All contract charges                                 --             40            $ 8,494            --              --
  2005   Lowest contract charge 0.00% Class A           $ 207.81             --                 --            --           11.56%
         Highest contract charge 0.60% Class A          $ 113.47             --                 --            --           10.89%
         All contract charges                                 --             31            $ 6,009            --              --
  2004   Lowest contract charge 0.00% Class A           $ 186.28             --                 --            --            5.24%
         Highest contract charge 0.60% Class A          $ 102.33             --                 --            --            4.61%
         All contract charges                                 --             19            $ 3,396          1.09%             --
Multimanager Technology (a)
---------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B           $ 115.13             --                 --            --          (47.08)%
         Highest contract charge 0.90% Class B          $  66.61             --                 --            --          (47.56)%
         All contract charges                                 --            551            $40,530          0.00%             --
  2007   Lowest contract charge 0.00% Class B           $ 217.54             --                 --            --           18.22%
         Highest contract charge 0.90% Class B          $ 127.01             --                 --            --           17.15%
         All contract charges                                 --            586            $81,155          0.00%             --
  2006   Lowest contract charge 0.00% Class B           $ 184.01             --                 --            --            7.30%
         Highest contract charge 0.90% Class B          $ 108.42             --                 --            --            6.33%
         All contract charges                                 --            574            $66,544            --              --
  2005   Lowest contract charge 0.00% Class B           $ 171.50             --                 --            --           11.27%
         Highest contract charge 0.90% Class B          $ 101.96             --                 --            --           10.27%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
Multimanager Technology (a)(Continued)
--------------------------------------
         All contract charges                               --            620            $67,000            --              --
  2004   Lowest contract charge 0.00% Class B         $ 154.13             --                 --            --            4.99%
         Highest contract charge 0.90% Class B        $  92.46             --                 --            --            4.04%
         All contract charges                               --            645            $62,809          1.09%             --
Natural Resources
-----------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (t)     $  44.71             --                 --            --          (55.29)%
         Lowest contract charge 0.00% Class B (t)     $  44.71             --                 --            --          (55.29)%
         All contract charges                               --            255            $11,418          0.22%             --
Target 2015 Allocation
----------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (t)     $  81.10             --                 --            --          (28.29)%
         Lowest contract charge 0.00% Class B (t)     $  81.10             --                 --            --          (28.29)%
         All contract charges                               --             11            $   878         13.10%             --
Target 2025 Allocation
----------------------
  2008   Lowest contract charge 0.00% Class B (t)     $  76.56             --                 --            --          (32.44)%
         Lowest contract charge 0.00% Class B (t)     $  76.56             --                 --            --          (32.44)%
         All contract charges                               --              9            $   658         19.66%             --
Target 2035 Allocation
----------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (t)     $  73.61             --                 --            --          (35.40)%
         Lowest contract charge 0.00% Class B (t)     $  73.61             --                 --            --          (35.40)%
         All contract charges                               --              1            $    97          8.24%             --
Target 2045 Allocation
----------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (t)     $  70.47             --                 --            --          (38.66)%
         Lowest contract charge 0.00% Class B (t)     $  70.47             --                 --            --          (38.66)%
         All contract charges                               --             --            $     8          0.00%             --
Vanguard VIF Equity Index
-------------------------
         Unit Value 0.60%*
  2008   Lowest contract charge 0.60% Class A         $  85.02             --                 --            --          (37.31)%
         Highest contract charge 0.60% Class A        $  85.02             --                 --            --          (37.31)%
         All contract charges                               --             48            $ 4,107          5.70%             --
Vanguard VIF Equity Index (Continued)
-------------------------------------
  2007   Lowest contract charge 0.60% Class A         $ 135.63             --                  --              --           4.75%
         Highest contract charge 0.60% Class A        $ 135.63             --                  --              --           4.75%
         All contract charges                               --             40              $5,476            1.41%            --
  2006   Lowest contract charge 0.60% Class A         $ 129.48             --                  --              --          14.26%
         Highest contract charge 0.60% Class A        $ 129.48             --                  --              --          14.26%
         All contract charges                               --             33              $4,257            1.59%            --
  2005   Lowest contract charge 0.60% Class A         $ 113.32             --                  --              --           4.17%
         Highest contract charge 0.60% Class A        $ 113.32             --                  --              --           4.17%
         All contract charges                               --             28              $3,166            1.57%            --
  2004   Lowest contract charge 0.60% Class A         $ 108.79             --                  --              --          10.14%
         Highest contract charge 0.60% Class A        $ 108.79             --                  --              --          10.14%
         All contract charges                               --             19              $2,113            1.00%            --

----------
(a) A substitution of Multimanager Technology for EQ/Technology occurred on May 14, 2004.
(b)  Units were made available for sale on October 25, 2004.
(c)  Units were made available for sale on September 7, 2004.
(d)  Units were made available on May 9, 2005.
(e)  Units were made available October 10, 2005.
(f)  Units were made available for sale on April 27, 2007.
(g)  Units were made available for sale on July 6, 2007.
(h)  Units were made available for sale on May 25, 2007.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Concluded)

December 31, 2008


8. Accumulation Unit Values (Concluded)

(i) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(j) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(k) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(l) A substitution of EQ/AllianceBernstein Value was made for Davis Value on August 17, 2007.
(m) A substitution of EQ/Van Kampen Mid Cap Growth was made for MFS Mid Cap Growth on August 17, 2007.
(n) A substitution of EQ/Lord Abbett Mid Cap Value was made for OpCap Renaissance on August 17, 2007.
(o) A substitution of EQ/JPMorgan Core Bond was made for PIMCO Total Return on August 17, 2007.
(p) A substitution of EQ/Van Kampen Real Estate was made U.S. Real Estate on August 17, 2007.
(q) A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(r)  Units were made available for sale August 17, 2007.
(s)  Units were made available for sale May 1, 2006.
(t)  Units were made available for sale May 1, 2008.

* Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractowners may not have selected all available and applicable contract options.

** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                      AXA EQUITABLE LIFE INSURANCE COMPANY



 Report of Independent Registered Public Accounting Firm..................  F-1


 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2008 and 2007................  F-2
   Consolidated Statements of Earnings, Years Ended December 31, 2008,
     2007 and 2006........................................................  F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
     Income, Years Ended December 31, 2008, 2007 and 2006.................  F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 2008,
     2007 and 2006........................................................  F-5
   Notes to Consolidated Financial Statements.............................  F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable adopted a framework for measuring fair value on January 1, 2008. Also, AXA Equitable changed its method of accounting for uncertainty in income taxes on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 13, 2009

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007


                                                                                   2008                 2007
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at estimated fair value.............  $     23,831.0       $     27,159.5
   Mortgage loans on real estate............................................         3,673.9              3,730.6
   Equity real estate, held for the production of income....................           370.3                381.7
   Policy loans.............................................................         3,700.3              3,938.8
   Other equity investments.................................................         1,646.8              1,820.3
   Trading securities......................................................            322.7                573.3
   Other invested assets....................................................         1,501.4              1,000.9
                                                                              -----------------    -----------------
     Total investments......................................................        35,046.4             38,605.1
Cash and cash equivalents...................................................         2,403.9              1,173.2
Cash and securities segregated, at estimated fair value.....................         2,572.6              2,370.0
Broker-dealer related receivables...........................................         1,020.4              1,623.5
Deferred policy acquisition costs...........................................         7,482.0              9,019.3
Goodwill and other intangible assets, net...................................         3,702.4              3,724.6
Amounts due from reinsurers.................................................         2,897.2              2,890.6
Loans to affiliates.........................................................           588.3                638.3
Other assets................................................................        12,926.0              3,341.8
Separate Accounts' assets...................................................        67,627.0             96,539.6
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    136,266.2       $    159,926.0
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,742.5       $     25,168.2
Future policy benefits and other policyholders liabilities..................        17,733.1             14,304.7
Broker-dealer related payables..............................................           485.5                595.1
Customers related payables..................................................         2,753.1              2,722.2
Amounts due to reinsurers...................................................            64.2              1,119.5
Short-term and long-term debt...............................................           484.6                982.0
Loans from affiliates.......................................................         1,325.0                325.0
Income taxes payable........................................................         3,813.2              3,398.9
Other liabilities...........................................................         2,842.5              1,963.2
Separate Accounts' liabilities..............................................        67,627.0             96,539.6
Minority interest in equity of consolidated subsidiaries....................         2,896.9              2,478.9
Minority interest subject to redemption rights..............................           135.0                142.7
                                                                              -----------------    -----------------
     Total liabilities......................................................       124,902.6            149,740.0
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

SHAREHOLDER'S EQUITY

Common stock, $1.25 par value, 2.0 million shares authorized,
   issued and outstanding...................................................             2.5                  2.5
Capital in excess of par value..............................................         5,184.1              5,265.4
Retained earnings...........................................................         8,412.6              5,186.0
Accumulated other comprehensive loss........................................        (2,235.6)              (267.9)
                                                                              -----------------    -----------------
     Total shareholder's equity.............................................        11,363.6             10,186.0
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................  $    136,266.2       $    159,926.0
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006


                                                                      2008               2007               2006
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................   $    2,951.7       $     2,741.7      $     2,252.7
Premiums......................................................          758.6               804.9              817.8
Net investment income.........................................        9,093.7             2,688.4            2,389.2
Investment (losses) gains, net................................         (338.5)               (7.2)              46.9
Commissions, fees and other income............................        6,115.8             5,180.6            4,373.0
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................       18,581.3            11,408.4            9,879.6
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        4,702.6             1,998.5            1,960.5
Interest credited to policyholders' account balances..........        1,065.3             1,065.2            1,082.5
Compensation and benefits.....................................        1,989.1             2,453.2            2,090.4
Commissions...................................................        1,437.1             1,744.2            1,394.4
Distribution plan payments....................................          274.4               335.1              292.9
Amortization of deferred sales commissions....................           79.1                95.5              100.4
Interest expense..............................................           58.5                72.0               70.4
Amortization of deferred policy acquisition costs.............        3,484.7             1,099.2              689.3
Capitalization of deferred policy acquisition costs...........       (1,394.1)           (1,719.3)          (1,363.4)
Rent expense..................................................          246.6               224.3              204.1
Amortization of other intangible assets.......................           23.7                23.2               23.6
Other operating costs and expenses............................        1,196.0             1,317.9            1,254.2
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................       13,163.0             8,709.0            7,799.3
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before
  income taxes and minority interest..........................        5,418.3             2,699.4            2,080.3
Income taxes..................................................       (1,701.9)             (759.8)            (424.5)
Minority interest in net income of consolidated subsidiaries..         (470.0)             (702.9)            (608.3)
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations...........................        3,246.4             1,236.7            1,047.5
(Losses) earnings from discontinued operations,
   net of income taxes........................................          (26.1)               (5.9)              31.2
Gains (losses) on disposal of discontinued operations,
   net of income taxes........................................            6.3                 2.8               (1.9)
                                                                -----------------  -----------------  -----------------
NET EARNINGS..................................................   $    3,226.6       $     1,233.6      $     1,076.8
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                                                         2008               2007               2006
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
SHAREHOLDER'S EQUITY

Common stock, at par value, beginning and end of year.............  $         2.5       $        2.5       $        2.5
                                                                   -----------------   ----------------   ----------------

Capital in excess of par value, beginning of year.................        5,265.4            5,139.6            4,976.3
Changes in capital in excess of par value.........................          (81.3)             125.8              163.3
                                                                   -----------------   ----------------   ----------------
Capital in excess of par value, end of year.......................        5,184.1            5,265.4            5,139.6
                                                                   -----------------   ----------------   ----------------

Retained earnings, beginning of year..............................        5,186.0            4,507.6            4,030.8
Cumulative effect adjustment to adopt FIN 48......................            -                 44.8                -
                                                                   -----------------   ----------------   ----------------
Retained earnings, beginning of year as adjusted..................        5,186.0            4,552.4            4,030.8
Net earnings......................................................        3,226.6            1,233.6            1,076.8
Dividends on common stock.........................................            -               (600.0)            (600.0)
                                                                   -----------------   ----------------   ----------------
Retained earnings, end of year....................................        8,412.6            5,186.0            4,507.6
                                                                   -----------------   ----------------   ----------------

Accumulated other comprehensive (loss) income,
   beginning of year..............................................         (267.9)            (167.3)             432.3
Other comprehensive loss .........................................       (1,967.7)            (100.6)            (150.1)
Adjustment to initially apply SFAS No.158, net of income taxes ...            -                  -               (449.5)
                                                                   -----------------   ----------------   ----------------
Accumulated other comprehensive loss, end of year.................       (2,235.6)            (267.9)            (167.3)
                                                                   -----------------   ----------------   ----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR...........................  $    11,363.6       $   10,186.0       $    9,482.4
                                                                   =================   ================   ================


                                                                         2008               2007               2006
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE INCOME

Net earnings....................................................    $      3,226.6      $    1,233.6       $    1,076.8
                                                                   -----------------   ----------------   ----------------
Change in unrealized losses, net of
   reclassification adjustment..................................          (1,374.4)           (178.6)            (150.1)
Defined benefit plans:
   Net (loss) gain arising during year..........................            (620.4)             38.8                -
   Prior service cost arising during year.......................               -                 1.7                -
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost...              30.8              41.2                -
     Amortization of net prior service credit
       included in net periodic cost............................              (3.7)             (3.6)               -
     Amortization of net transition asset.......................               -                 (.1)               -
                                                                   -----------------   ----------------   ----------------
     Other comprehensive income - defined benefit plans.........            (593.3)             78.0                -
                                                                   -----------------   ----------------   ----------------

Other comprehensive loss........................................          (1,967.7)           (100.6)            (150.1)
                                                                   -----------------   ----------------   ----------------

COMPREHENSIVE INCOME............................................    $      1,258.9      $    1,133.0       $      926.7
                                                                   =================   ================   ================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                                                       2008                2007               2006
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)
Net earnings..................................................    $     3,226.6       $    1,233.6       $     1,076.8
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances........          1,065.3            1,065.2             1,082.5
  Universal life and investment-type product
     policy fee income........................................         (2,951.7)          (2,741.7)           (2,252.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................            618.9               98.5               117.2
  Net investment income related to derivative instruments.....         (7,302.1)             (86.6)              302.4
  Change in reinsurance recoverable with affiliate............         (6,351.5)               -                   -
  Investment losses (gains), net..............................            338.5                7.2               (46.9)
  Change in segregated cash and securities, net...............           (202.6)            (360.3)             (245.0)
  Change in deferred policy acquisition costs.................          2,090.6             (620.1)             (674.1)
  Change in future policy benefits............................          2,398.0               95.4                52.7
  Change in income taxes payable..............................          1,135.0              532.9               425.9
  Minority interest in net income of consolidated subsidiaries            470.0              686.3               599.9
  Change in fair value of guaranteed minimum income
     benefit reinsurance contracts............................         (1,566.8)              (6.9)               14.8
  Amortization of deferred sales commissions..................             79.1               95.5               100.4
  Other depreciation and amortization.........................            140.4              133.8               144.9
  Amortization of other intangible assets, net................             23.7               23.2                23.6
  (Gains) losses on disposal of discontinued operations.......             (6.3)              (2.8)                1.9
  Change in accounts payable and accrued expenses.............           (187.7)             102.6                85.5
  Other, net..................................................             75.3               81.6                61.1
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by operating activities...........         (6,907.3)             337.4               870.9
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities
     and mortgage loans.......................................          1,727.5            2,143.1             2,962.2
  Sales of investments........................................            796.2            2,356.5             1,536.9
  Sale of AXA Equitable Life and Annuity......................             60.8                -                   -
  Purchases of investments....................................         (2,106.8)          (3,525.3)           (4,262.3)
  Cash settlements related to derivative instruments..........          5,337.0              (98.3)                -
  Change in short-term investments............................             29.3              107.0                65.6
  Decrease in loans to affiliates.............................              -                400.0                 -
  Increase in loans to affiliates.............................              -               (650.0)                -
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (163.1)            (205.0)             (146.1)
  Other, net..................................................            155.9              (91.2)             (390.4)
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) investing activities...........          5,836.8              436.8              (234.1)
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                    CONTINUED

                                                                      2008               2007               2006
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    4,384.5       $     4,102.1      $     3,865.2
    Withdrawals from and transfers to Separate Accounts.......       (2,602.8)           (3,831.7)          (3,569.1)
  Change in short-term financings.............................         (497.8)              199.0              327.7
  Repayments of long-term debt ...............................            -                   -               (400.0)
  Increase in collateralized pledged liabilities..............          568.7                 -                  -
  Proceeds from loans from affiliates.........................        1,000.0                 -                  -
  Shareholder dividends paid..................................            -                (600.0)            (600.0)
  Other, net..................................................         (551.4)             (592.6)            (206.5)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........        2,301.2              (723.2)            (582.7)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................        1,230.7                51.0               54.1
Cash and cash equivalents, beginning of year..................        1,173.2             1,122.2            1,068.1
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    2,403.9       $     1,173.2      $     1,122.2
                                                                =================  =================  =================

Supplemental cash flow information:

  Interest Paid...............................................   $       34.4       $        52.6      $        59.9
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      257.3       $       178.1      $       (40.8)
                                                                =================  =================  =================







                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"), formerly AXA Life and Annuity Company. On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, by means of separately managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships in respect of mutual funds sponsored by third parties, separately managed account programs sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities, by means of separately managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) institutional research services by means of independent, fundamental research, portfolio strategy and brokerage-related services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"), Sanford C. Bernstein & Co. LLC ("SCB LLC"), Sanford C. Bernstein Limited ("SCBL") and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private units in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. At December 31, 2008 and 2007, the Company's consolidated economic interest in AllianceBernstein was 37.4% and 45.5%, respectively. At December 31, 2008 and 2007, AXA Financial Group's beneficial ownership in AllianceBernstein was approximately 62.4% and 63.2%, respectively. Minority interest subject to redemption rights on the consolidated balance sheets represents the remaining private AllianceBernstein Units still held by former Bernstein shareholders. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2008 and 2007, respectively, the Insurance Group's General Account held $1.8 million and $5.7 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") 46(R), "Consolidation of Variable Interest Entities - Revised". At December 31, 2008 and 2007, respectively, as reported in the consolidated balance sheet, these investments included $0.8 million and $4.7 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2008 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under FIN 46(R). These include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2008, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $61.0 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2008," "2007" and "2006" refer to the years ended December 31, 2008, 2007 and 2006, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        On January 12, 2009, the FASB issued FASB Staff Position ("FSP") Emerging Issues Task Force ("EITF") 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20", amending EITF Issue No. 99-20, "Recognition of Interest Income and Impairment of Purchased Beneficial Interests and Beneficial Interests That Continue to be Held by a Transferor in Securitized Financial Assets". The FSP broadens the other-than-temporary impairment assessment for interests in securitized financial assets within the scope of EITF 99-20 to conform to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. FSP EITF 99-20-1 is effective prospectively for interim and annual reporting periods ending after December 15, 2008 and application to prior periods is not permitted. At December 31, 2008, debt securities with amortized cost and fair values of approximately $1,616.8 million and $1,156.3 million comprised the population subject to this amendment. Adoption of the FSP did not have an impact on the Company's consolidated results of operations or financial position.

        Effective January 1, 2008, Statement of Financial Accounting Standards ("SFAS") No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities including an amendment of FASB Statement No. 115," permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management has elected not to adopt the fair value option as permitted by SFAS No. 159.

        Effective January 1, 2008, the Company adopted SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is defined under SFAS No. 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's adoption of SFAS No. 157 at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. The increase in the GMIB reinsurance asset's fair value under SFAS No. 157 was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of SFAS No. 157.

        On February 12, 2008, the FASB issued FSP SFAS No. 157-2, which deferred the effective date of SFAS No. 157 for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delays until December 31, 2009 the application of SFAS No. 157 to the Company's annual impairment testing of goodwill and other intangible assets but would require adoption in an earlier interim period in 2009 if circumstances would be indicative of an impairment event. Management does not anticipate adoption of this FSP to have significant impact on the methodologies used to measure fair value for these impairment assessments.

        On October 10, 2008, the FASB issued FSP SFAS No. 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. FSP SFAS No. 157-3 was effective upon issuance, including prior periods for which financial statements have not been issued. Significant liquidity constraints that emerged in fourth quarter 2008 in the market for commercial mortgage-backed securities ("CMBS") resulted in the Company's adoption of this clarification for purpose of measuring the fair value of its CMBS portfolio at December 31, 2008. As a result, management concluded that an adjusted discounted cash flow methodology that maximizes the use of relevant observable inputs would produce a more representative measure of the fair value of CMBS at December 31, 2008 as compared to matrix pricing and broker quotes used at prior measurement dates and that now would require significant adjustments. The determination of fair value also considered the very limited, yet observable, CMBS transactions that occurred in fourth quarter 2008. At December 31, 2008, the fair value of the Company's CMBS portfolio was $1,674.7 million.

        Effective January 1, 2008, the Company adopted SFAS No. 141(R), "Business Combinations (revised 2007)" to be applied prospectively for all future acquisitions. While retaining the requirement of SFAS No. 141, "Business Combinations," to use purchase accounting for all business combinations, SFAS No. 141(R)'s new rules include the following:
           o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control even if it has not acquired 100% of the target company,
           o Contingent considerations will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred, and
           o The requirements in SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities," must be met at the acquisition date in order to accrue for a restructuring plan.

        In June 2007, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 07-1, "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies". The SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The SOP addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. SOP 07-1 was to have been effective for fiscal years beginning after December 15, 2007. On February 12, 2008, the FASB issued FSP SOP 07-1-1 that indefinitely delays the effective date of SOP 07-1. The delay is intended to allow the FASB time to consider a number of significant issues relating to the implementation of SOP 07-1.

        Effective January 1, 2007, and as more fully described in Note 15 herein, the Company adopted FIN 48, "Accounting for Uncertainty in Income Taxes," an interpretation that clarifies the recognition criteria and measurement of the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained based on the technical merits of the position, assuming examination by the taxing authority, and is required to be measured at the largest amount of tax benefit that is more than 50% likely of being realized upon ultimate settlement, taking into consideration the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. In addition, annual disclosures with respect to income taxes have been expanded by FIN 48 and require inclusion of a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. As a result of adopting FIN 48, the Company recognized a $44.8 million cumulative-effect adjustment that increased January 1, 2007 retained earnings reflecting a decrease in the amount of unrecognized tax benefits.

        On January 1, 2007, the Company adopted the AICPA's SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". The SOP requires identification of transactions that result in a substantial change in an insurance contract.

        Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of SOP 05-1 did not have a material impact on the Company's consolidated results of operations or financial position.

        On December 31, 2006, the Company implemented SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over or underfunded status of such benefit plans as an asset or liability in the balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 did not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

        As required by SFAS No. 158, the $449.5 million impact of initial adoption, net of income tax and minority interest, was reported as an adjustment to the December 31, 2006 balance of accumulated other comprehensive income in the accompanying consolidated financial statements. The consequent recognition of the funded status of its defined benefit pension and other postretirement plans at December 31, 2006 reduced total assets by approximately $684.2 million principally due to the $684.2 million reduction of prepaid pension cost, and decreased total liabilities by approximately $234.7 million. The change in liabilities resulted principally from the $242.7 million decrease in income taxes payable partially offset by an increase of $12.0 million in benefit plan liabilities.

        SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 had no impact on the Company as it already uses a December 31 measurement date for all of its plan assets and benefits obligations.

        On January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment," which requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of the Company's equity-classified award programs for which no cost previously would have been charged to net earnings in accordance with Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans. As a result of adopting SFAS No. 123(R) on January 1, 2006, consolidated earnings from continuing operations before income taxes and minority interest for 2006 was $81.8 million lower and consolidated net earnings for 2006 was $52.5 million lower than if these plans had continued to be accounted for under APB No. 25.

        The Company used the "modified prospective method," applying the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. Beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006 were recognized in the consolidated statement of earnings over the awards' remaining future service-vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.

        The Company also elected the "short-cut" transition alternative for approximating the historical pool of windfall tax benefits available in shareholder's equity at January 1, 2006 as provided by the FASB in FSP FAS No. 123(R)-3, "Transition Election Related to Accounting For the Tax Effects of Share-Based Payment Awards". This historical pool represents the cumulative tax benefits of tax deductions for employee share-based payments in excess of compensation costs recognized under U.S. GAAP. In the event that a shortfall of tax benefits occurs during a reporting period (i.e., tax deductions are less than the related cumulative compensation expense), the historical pool will be reduced by the amount of the shortfall. If the shortfall exceeds the amount of the historical pool, there will be a negative impact on the results of operations. In 2008, 2007 and 2006, additional windfall tax benefits resulted from employee exercises of stock option awards.

        New Accounting Pronouncements
        -----------------------------

        On December 30, 2008, the FASB issued FSP FAS 132(R)-1, "Disclosures about Employers' Postretirement Benefit Plan Assets". The FSP amended FAS. 132(R), "Disclosure about Plan Assets," to require additional disclosures about assets held in an employer's defined benefit pension or other postretirement plans, including disclosures about fair value measures similar to those of SFAS No. 157. The FSP is effective prospectively for fiscal years ending after December 15, 2009.

        On March 19, 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133," which requires enhanced disclosures of an entity's objectives and strategies for using derivatives, including tabular presentation of fair value amounts, gains and losses, and related hedged items, with appropriate cross-referencing to the financial statements. SFAS No. 161 is effective for interim and annual reporting periods beginning January 1, 2009.

        On December 4, 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51". SFAS No. 160 will:
            o Recharacterize minority interests, currently classified within liabilities, as noncontrolling interests to be reported as a component of consolidated equity on the balance sheet,
            o Include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests, and
            o Account for increases and decreases in noncontrolling interests as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests being accounted for as a change to the controlling entity's equity instead of as current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized.

        SFAS No. 160 is effective prospectively for fiscal years beginning on or after December 15, 2008 except for its specific transition provisions for retroactive adoption of the balance sheet and income statement presentation and disclosure requirements for existing minority interests. Management currently is assessing the impacts of adoption, including adjustments that will be required in the consolidated financial statements to conform the presentations of minority interest in the equity and net income of AllianceBernstein and the recognition of changes in the Company's ownership interest. In 2009, the Emerging Issues Task Force will consider a topic entitled "Consideration of an Insurer's Accounting for Majority Owned Investments When the Ownership Is Through a Separate Account". This issue will consider the treatment of Separate Account arrangements that involve ownership by the Separate Account of more than 50% of its mutual fund shares.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities identified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trusts ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under FIN 46(R) are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with unrealized gains and losses reported as a separate component of accumulated other comprehensive income (loss) in Shareholder's equity.

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2008 and 2007, the carrying value of COLI was $687.3 million and $770.7 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are stated at amortized cost that approximates fair value, and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value has been determined to approximate fair value.

        All securities owned including United States government and agency securities, mortgage-backed securities and futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company primarily uses derivatives for asset/liability risk management, for hedging individual securities and certain equity exposures and to reduce its exposure to interest rate fluctuations on its long-term debt obligations. Various derivative instruments are used to achieve these objectives, including interest rate floors, interest rate swaps, futures contracts and options positions. None of the derivatives were designated as qualifying hedges under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities".

        The Insurance Group issues certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit for Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in GMIB benefits, in the event of election, being higher than what accumulated policyholders account balances would support. The Company currently utilizes a combination of futures contracts and interest rate swap and floor contracts to hedge such risks. However, for both GMDB and GMIB, the Company retains basis and volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The futures contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. Reinsurance contracts covering GMIB exposure as well as the GWBL features are considered derivatives for accounting purposes, and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. Changes in GMIB reinsurance fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings, while changes related to the GWBL fair values are reported in Policyholder's benefits. There can be no assurance that ultimate actual experience will not differ from management's estimates. See Note 8 herein.

        Margins on individual insurance and annuity contracts are affected by interest rate fluctuations. If interest rates fall, credited interest rates and dividends could be adjusted prospectively subject to minimum rate guarantees. To hedge exposure to lower interest rates for these and other reasons, the Company may use interest rate floors.

        The Company is exposed to equity market fluctuations through investments in Separate Accounts. The Company may enter into derivative contracts to minimize such risk.

        The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, such credit exposure is limited to the fair value of the derivative instruments at the reporting date. All derivatives outstanding at December 31, 2008 and 2007 are recognized on the balance sheet at their fair values. The Company controls and minimizes its counterparty exposure. Exposure to credit risk is controlled with respect to each counterparty through a credit appraisal and approval process. Each counterparty is currently rated A+ or better by Moody's and Standard and Poor's rating agencies. In addition, as further described in Note 3, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. All outstanding equity-based and treasury futures contracts at December 31, 2008 and 2007 were exchange-traded and are marked to market and net settled daily. All gains and losses on derivative financial instruments other than the GMIB reinsurance contracts and the GWBL features liability are reported in Net investment income.

        Net Investment Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        --------------------------------------------------------------------

        Net investment income and realized investment gains (losses), net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations principally consisting of group non-participating wind-up annuity products ("Wind-up Annuities"), Closed Block's policyholders dividend obligation and DAC related to universal life and investment-type products and participating traditional life contracts.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS No. 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

            Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
            Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
            Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        Fair value measurements classified as Level 1 include exchange-traded prices of debt and equity securities and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. At December 31, 2008, investments classified as Level 2 comprised approximately 24.0% of invested assets measured at fair value on a recurring basis and primarily included U.S. government and agency securities and certain corporate debt securities. As market quotes generally are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values for which the significant inputs are sourced either directly or indirectly from market observable data.

        At December 31, 2008, approximately $419.4 million amortized cost of CMBS securities were transferred from Level 2 to Level 3 classification. Through third quarter 2008, pricing of these securities was sourced from a third party service, whose process placed significant reliance on market trading activity. In fourth quarter 2008, the lack of sufficient observable CMBS trading data and significant volatility in the pricing of isolated trades, made it difficult, at best, to validate prices of CMBS securities below the senior AAA tranche for which limited trading continued. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs. To provide for consideration of fourth quarter market transactions, the fair value measures of these CMBS securities at December 31, 2008 attributed a 10% weighting to the pricing sourced from the third party service. This weighting of multiple valuation techniques is permitted both by SFAS No. 157 and FSP FAS 157-3 and produces a more representative measure of the fair values of these CMBS securities in the circumstances. The fair value of these CMBS securities at December 31, 2008 was approximately $358.2 million. The Level 2 classification continues to include approximately $1,843.0 million AAA-rated mortgage- and asset-backed securities, including AAA senior CMBS, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently volatile, market activity in these sectors.

        Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. In addition to the CMBS securities described above, included in the Level 3 classification at December 31, 2008 were approximately $458.4 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate the pricing of investments classified as Level 3, including back-testing to historical prices, benchmarking to similar securities, and internal review by a valuation committee. Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivatives in accordance with SFAS No. 133. The GMIB reinsurance asset reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less the fees, adjusted for risk margins, attributable to the GWBL feature valued as an embedded derivative over a range of market-consistent economic scenarios. The valuation of both the asset and liability just described incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of Separate Account funds.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2008 and 2007.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and certain annuities, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The fair values for variable deferred annuities and single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates fair value.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2008, the average gross short-term and long-term annual return estimate is 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% ((2.3%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2008, current projections of future average gross market returns assume a 9% return for 2009 through 2013, which is within the maximum and minimum limitations.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances in fourth quarter 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, estimated gross profits on a U.S. GAAP basis for certain issue years of the Accumulator(R) product line of variable annuities are expected to be negative due to the recognition of derivative gains in earnings, while the reserves do not fully reflect the immediate impact of equity and interest market fluctuations. Therefore, the amortization method was changed from a methodology that uses the present value of estimated gross profits to the present value of estimated assessments.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2008, the average rate of assumed investment yields, excluding policy loans, was 6.2% grading to 6.0% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and guaranteed minimum accumulation benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.0% to 10.9% for life insurance liabilities and from 2.35% to 8.7% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2008, participating policies, including those in the Closed Block, represent approximately 9.73% ($27,200.0 million) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2008, 2007 and 2006, investment results of such Separate Accounts were (losses) gains of $(33,912.8) million, $5,347.4 million and $5,689.1 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC, for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2008. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2008 impairment testing performed as of December 31, 2008, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management believes that other intangible assets were not impaired at December 31, 2008.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale: o Management having the authority to approve the action commits the organization to a plan to sell the property.
        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2008 were not significant.

3)      INVESTMENTS

        Fixed Maturities and Equity Securities

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS              GROSS
                                               AMORTIZED         UNREALIZED         UNREALIZED         ESTIMATED
                                                  COST             GAINS              LOSSES           FAIR VALUE
                                            ----------------- -----------------  -----------------  ----------------
                                                                         (IN MILLIONS)
        DECEMBER 31, 2008
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate......................  $   18,913.6      $     223.6        $     1,782.7      $    17,354.5
            Mortgage and Asset Backed......       4,242.8            76.7                 580.0            3,739.5
            U.S. Treasury, government
              and agency securities........       1,061.9            279.7                  -              1,341.6
            States and political
              subdivisions.................        164.7             12.0                   7.7              169.0
            Foreign governments............        256.3             46.5                   5.6              297.2
            Redeemable preferred stock.....       1,571.7             .1                  642.6              929.2
                                            ----------------- -----------------  -----------------  ----------------
              Total Available for Sale.....  $   26,211.0      $     638.6        $     3,018.6      $    23,831.0
                                            ================= =================  =================  ================

        Equity Securities:
          Available for sale...............  $     31.7        $       -          $         4.9      $        26.8
          Trading securities...............        434.9              .2                  188.6              246.5
                                            ----------------- -----------------  -----------------  ----------------
        Total Equity Securities............  $     466.6       $      .2          $       193.5      $       273.3
                                            ================= =================  =================  ================

        December 31, 2007
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate......................  $   19,495.5      $     586.5        $       290.1      $    19,791.9
            Mortgage and Asset Backed......       4,665.3            52.5                 266.5            4,451.3
            U.S. Treasury, government
              and agency securities........        715.4             51.8                   -                767.2
            States and political
              subdivisions.................        169.8             16.7                    .6              185.9
            Foreign governments............        237.0             41.9                   -                278.9
            Redeemable preferred stock.....       1,730.7            51.3                  97.7            1,684.3
                                            ----------------- -----------------  -----------------  ----------------
              Total Available for Sale.....  $   27,013.7      $     800.7        $       654.9      $    27,159.5
                                            ================= =================  =================  ================

        Equity Securities:
          Available for sale...............  $     25.1        $      .8          $          .1      $        25.8
          Trading securities...............        482.2              8.7                  23.8              467.1
                                            ----------------- -----------------  -----------------  ----------------
        Total Equity Securities............  $     507.3       $      9.5         $        23.9      $       492.9
                                            ================= =================  =================  ================

        At December 31, 2008 and 2007, respectively, the Company had trading fixed maturities with an amortized cost of $79.6 million and $105.3 million and carrying values of $76.2 million and $106.2 million. Gross unrealized gains on trading fixed maturities were $0.1 million and $1.0 million and gross unrealized losses were $3.5 million and $0.1 million for 2008 and 2007, respectively.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The contractual maturity of bonds at December 31, 2008 is shown below:

                                                                  AVAILABLE FOR SALE
                                                          ------------------------------------
                                                             AMORTIZED          ESTIMATED
                                                               COST             FAIR VALUE
                                                          ----------------   -----------------
                                                                     (IN MILLIONS)
        Due in one year or less..........................  $    668.0         $     670.7
        Due in years two through five....................      8,254.4             7,845.7
        Due in years six through ten.....................      7,777.2             7,077.9
        Due after ten years..............................      3,696.9             3,568.0
                                                          ----------------   -----------------
            Subtotal.....................................      20,396.5           19,162.3
        Mortgage and Asset Backed........................      4,242.8             3,739.5
                                                          ----------------   -----------------
        Total  ..........................................  $   24,639.3       $   22,901.8
                                                          ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process includes a quarterly review of certain assets by the Insurance Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.

        The following table discloses the 1,373 issues of fixed maturities that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2008:

                                  LESS THAN 12 MONTHS            12 MONTHS OR LONGER                  TOTAL
                              ----------------------------  -------------------------------------------------------------
                                                 GROSS                          GROSS                          GROSS
                               ESTIMATED      UNREALIZED      ESTIMATED      UNREALIZED     ESTIMATED       UNREALIZED
                               FAIR VALUE       LOSSES       FAIR VALUE        LOSSES       FAIR VALUE        LOSSES

                              ------------   -------------  -------------  -------------   -------------   --------------
                                                                    (IN MILLIONS)
   Fixed Maturities:
     Corporate..............  $   8,636.5    $   (1,051.8)  $    3,495.8   $     (730.9)   $   12,132.3    $   (1,782.7)
     Mortgage and
        Asset Backed........        379.9           (26.1)       1,409.6         (553.9)        1,789.5          (580.0)
     U.S. Treasury,
       government and
       agency securities....          -               -              -              -               -               -
     States and political

       subdivisions.........         36.9            (5.2)          17.7           (2.5)           54.6            (7.7)
     Foreign governments....         70.0            (5.6)           -              -              70.0            (5.6)
     Redeemable
       preferred stock......        364.2          (278.1)         515.6         (364.5)          879.8          (642.6)
                              ------------   -------------  -------------  -------------   -------------   --------------

   Total Temporarily

     Impaired Securities....  $   9,487.5    $   (1,366.8)  $    5,438.7   $   (1,651.8)   $   14,926.2    $   (3,018.6)
                              ============   =============  =============  =============   =============   ==============

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2008, approximately $900.4 million or 3.5% of the $26,211.0 million aggregate amortized cost of fixed maturities held by the Company was considered to be other than investment grade.

        The Insurance Group does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Insurance Group's fixed maturity investment portfolio includes Residential Mortgage Backed Securities ("RMBS") backed by subprime and Alt-A residential mortgages. RMBS are securities whose cash flows are backed by the principal and interest payments from a set of residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages consist of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and /or inadequate documentation of the borrowers' income. At December 31, 2008, the Insurance Group owned $49.1 million in RMBS backed by subprime residential mortgage loans, approximately 76% rated AAA, and $26.9 million in RMBS backed by Alt-A residential mortgage loans, approximately 82% of which were rated AAA. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2008, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $21.2 million.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. There were no restructured mortgage loans on real estate, based on amortized cost, at December 31, 2008 or 2007. Gross interest income on such loans included in net investment income aggregated zero, $3.9 million and $4.1 million in 2008, 2007 and 2006, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to zero, $3.3 million and $4.8 million in 2008, 2007 and 2006, respectively.

        There were no impaired mortgage loans at December 31, 2008. Impaired mortgage loans along with the related investment valuation allowances at December 31, 2007 follow:

                                                                               December 31,
                                                                                   2007
                                                                              --------------
                                                                               (In Millions)
        Impaired mortgage loans with investment valuation allowances.......   $        11.4
        Impaired mortgage loans without investment valuation allowances....             -
                                                                              --------------
        Recorded investment in impaired mortgage loans.....................            11.4
        Investment valuation allowances....................................            (1.4)
                                                                              --------------
        Net Impaired Mortgage Loans........................................   $        10.0
                                                                              ==============

        During 2008, 2007 and 2006, respectively, the Company's average recorded investment in impaired mortgage loans was $7.4 million, $49.1 million and $78.8 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million, $4.5 million, and, $4.5 million for 2008, 2007 and 2006, respectively.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2008 and 2007, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans were zero and $10.0 million.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2008 and 2007, respectively, the Company owned zero and $113.0 million of real estate acquired in satisfaction of debt. During 2008, 2007 and 2006, no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $189.8 million and $179.7 million at December 31, 2008 and 2007, respectively. Depreciation expense on real estate totaled $12.8 million, $14.2 million and $18.3 million for 2008, 2007 and 2006, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                  2008              2007             2006
                                                            ---------------   --------------   --------------
                                                                               (IN MILLIONS)
        Balances, beginning of year........................  $       1.4       $       21.0     $     11.8
        Additions charged to income........................          -                 20.9           10.1
        Deductions for writedowns and
          asset dispositions...............................         (1.4)             (40.5)           (.9)
                                                            ---------------   --------------   --------------
        Balances, End of Year..............................  $       -         $        1.4     $     21.0
                                                            ===============   ==============   ==============

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $       -         $        1.4     $     11.3
          Equity real estate...............................          -                  -              9.7
                                                            ---------------   --------------   --------------
        Total..............................................  $       -         $        1.4     $     21.0
                                                            ===============   ==============   ==============

        Equity Method Investments
        -------------------------
        Included in other equity investments, are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,414.6 million and $1,607.9 million, respectively, at December 31, 2008 and 2007. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $48.3 million and $59.7 million, respectively, at December 31, 2008 and 2007. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(58.1) million, $237.1 million and $169.6 million, respectively, for 2008, 2007 and 2006.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (4 individual ventures at both December 31, 2008 and 2007) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2008                2007
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $      318.2       $      391.3
        Investments in securities, generally at estimated fair value...........          47.3               99.3
        Cash and cash equivalents..............................................           7.8                2.4
        Other assets...........................................................           8.7                -
                                                                                ----------------   -----------------
        Total Assets...........................................................  $      382.0       $      493.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $      190.3       $      273.1
        Other liabilities......................................................           3.1                4.8
                                                                                ----------------   -----------------
        Total liabilities......................................................         193.4              277.9
                                                                                ----------------   -----------------

        Partners' capital......................................................         188.6              215.1
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $      382.0       $      493.0
                                                                                ================   =================

        The Company's Carrying Value in These Entities Included Above..........  $      110.6       $       79.5
                                                                                ================   =================



                                                                    2008            2007               2006
                                                              --------------   -------------   -------------
                                                                               (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures..............  $        59.9    $       77.5          $ 88.5
         Net revenues of other limited partnership interests            -              15.3            (1.3)
        Interest expense - third party......................          (14.1)          (18.2)          (18.5)
        Other expenses......................................          (37.3)          (43.8)          (53.7)
                                                              --------------   -------------   -------------
        Net Earnings........................................  $         8.5    $       30.8          $ 15.0
                                                              ==============   =============   =============

        The Company's Equity in Net Earnings of These

          Entities Included Above...........................  $        12.3    $       24.6          $ 14.4
                                                              ==============   =============   =============

        Derivatives
        -----------

        At December 31, 2008, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $453.3 million. At December 31, 2008, the Company had open exchange-traded futures positions on the 10-year U.S. Treasury Note, having initial margin requirements of $101.2 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $150.2 million. All exchange-traded futures contracts are net cash settled daily.

        At December 31, 2008, the Company had $1,750.0 million open exchange-traded options on the S&P index to mature on January 19, 2010, consisting of a long put and short call on the index with strike prices of 881.7 and 1,021.2, respectively, and a short put position at 613.5. These positions were established in fourth quarter 2008 to mitigate the adverse effects of equity market declines on AXA Equitable statutory reserves and protect downside equity exposure to 30% but limit the opportunity for upside to approximately 16%. The contracts have not been designated as qualifying hedges under SFAS No. 133, consequently, changes in their fair values are reflected immediately in earnings. Investment income recorded on these derivatives totaled $7.1 million.

        The outstanding notional amounts of derivative financial instruments purchased and sold at December 31, 2008 and 2007 were:

                                                                                          DECEMBER 31,
                                                                                --------------------------------
                                                                                     2008                2007
                                                                                --------------    --------------
                                                                                          (IN MILLIONS)
        Notional Amount by Derivative Type:
           Interest rate floors...............................................  $    21,000       $    27,000
           Exchange traded U.S. Treasuries, and equity index futures..........       10,834             6,241
           Interest rate swaps................................................        1,100               125
           S&P puts/calls.....................................................        1,750                 -
                                                                                --------------    --------------
           Total..............................................................  $    34,684        $   33,366
                                                                                ==============    ==============

        At December 31, 2008 and 2007 and during the years then ended, no significant financial instruments contained implicit or explicit terms that met the definition of an embedded derivative component that needed to be separated from the host contract and accounted for as a derivative under the provisions of SFAS No. 133.

        In 2008, the Company executed various collateral arrangements with counterparties to over-the-counter derivative transactions, primarily used in its hedging programs for managing GMDB, GMIB and GWBL exposures, that require both the pledging and accepting of collateral (either in the form of cash or high-quality Treasury or government agency securities). At December 31, 2008, the Company held $568.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. In addition, the Company held approximately $40.0 million U.S. Treasury securities under these collateral agreements at December 31, 2008.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,413.8 million and $3,412.1 million at December 31, 2008 and 2007, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the requirements of SFAS No. 142, the Company determined that goodwill was not impaired at December 31, 2008 and 2007 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date. However, significant declines in AllianceBernstein's assets under management and operating results in 2008 as a result of the global financial crisis decreased the amount of the excess as compared to 2007. In addition, although the market price of AllianceBernstein Holding Units exceeded their book value at December 31, 2008 and 2007, their market value significantly decreased year-over-year.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The underlying cash flows used in the December 31, 2008 valuation were sourced from AllianceBernstein's current business plan, which factored in current market conditions and all material events that have impacted, or that management believed at the time could potentially impact, future discounted expected cash flows for the first four years and a 7.4% compounded annual growth rate thereafter. The Company discounted these cash flows at approximately 8.2%. The resulting amount, net of minority interest, was tax-effected to reflect taxes incurred at the Company.

        The gross carrying amount of AllianceBernstein related intangible assets were $553.8 million and $556.2 million at December 31, 2008 and 2007, respectively, and the accumulated amortization of these intangible assets were $265.3 million and $243.7 million, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23.7 million, $23.5 million and $23.6 million for 2008, 2007 and 2006, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $21.4 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2008, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2008 and 2007, respectively, net deferred sales commissions totaled $113.5 million and $183.6 million are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2008 net asset balance for each of the next five years is $51.1 million, $32.4 million, $18.9 million, $8.2 million and $2.7 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2008, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2008 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                           DECEMBER 31,
                                                                               --------------------------------------
                                                                                     2008                2007
                                                                               ------------------  ------------------
                                                                                           (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $     8,544.8       $     8,657.3
        Other liabilities....................................................           71.3               115.2
                                                                               ------------------  ------------------
        Total Closed Block liabilities.......................................        8,616.1             8,772.5
                                                                               ------------------  ------------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
           (amortized cost of $5,517.6 and $5,816.6).........................        5,041.5             5,825.6
        Mortgage loans on real estate........................................        1,107.1             1,099.3
        Policy loans.........................................................        1,180.3             1,197.5
        Cash and other invested assets.......................................          104.2                 4.7
        Other assets.........................................................          472.4               240.1
                                                                               ------------------  ------------------
        Total assets designated to the Closed Block..........................        7,905.5             8,367.2
                                                                               ------------------  ------------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................          710.6               405.3

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment (losses) gains, net of deferred
             income tax benefit (expense) of $166.4 and $(3.2)...............         (309.2)                5.9
                                                                               ------------------  ------------------

        Maximum Future Earnings To Be Recognized From Closed Block
           Assets and Liabilities............................................  $       401.4       $       411.2
                                                                               ==================  ==================

        Closed Block revenues and expenses as follow:

                                                                   2008               2007               2006
                                                              ----------------  -----------------  ------------------
                                                                                  (IN MILLIONS)
        REVENUES:

        Premiums and other income............................ $      392.6       $      409.6       $       428.1
        Investment income (net of investment
           expenses of $1.1, $.2, and $.1)...................        496.0              501.8               520.2
        Investment (losses) gains, net.......................        (47.5)               7.9                 1.7
                                                              ----------------  -----------------  ------------------
        Total revenues.......................................        841.1              919.3               950.0
                                                              ----------------  -----------------  ------------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        818.7              828.2               852.2
        Other operating costs and expenses...................          7.4                2.7                 3.0
                                                              ----------------  -----------------  ------------------
        Total benefits and other deductions..................        826.1              830.9               855.2
                                                              ----------------  -----------------  ------------------

        Net revenues before income taxes.....................         15.0               88.4                94.8
        Income tax expense...................................         (5.2)             (31.0)              (31.1)
                                                              ----------------  -----------------  ------------------
        Net Revenues......................................... $        9.8       $       57.4       $        63.7
                                                              ================  =================  ==================

        Reconciliation of the policyholder dividend obligation follows:

                                                                                           DECEMBER 31,
                                                                                -----------------------------------
                                                                                      2008                2007
                                                                                ----------------   ----------------
                                                                                           (IN MILLIONS)
        Balance at beginning of year..........................................   $        -         $        3.2
        Increase in unrealized investment losses..............................            -                 (3.2)
                                                                                ----------------   ----------------
        Balance at End of Year ...............................................   $        -         $        -
                                                                                ================   ================

        There were no impaired mortgage loans at December 31, 2008 and 2007. Impaired mortgage loans along with the related investment valuation allowances at December 31, 2006 follow:

                                                                                     December 31,
                                                                                         2006
                                                                                   ----------------
                                                                                    (In Millions)
        Impaired mortgage loans with investment valuation allowances............   $         17.8
        Impaired mortgage loans without investment valuation allowances.........               .1
                                                                                   ----------------
        Recorded investment in impaired mortgage loans..........................             17.9
        Investment valuation allowances.........................................             (7.3)
                                                                                   ----------------
        Net Impaired Mortgage Loans............................................... $         10.6
                                                                                   ================

        During 2008, 2007 and 2006, respectively, the Closed Block's average recorded investments in impaired mortgage loans were $0.4 million, $36.3 million and $59.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, $3.9 million and $3.3 million for 2008, 2007 and 2006, respectively.

        Valuation allowances amounted to $7.3 million on mortgage loans on real estate at December 31, 2006; there were no valuation allowances on mortgage loans at December 31, 2008 and 2007. Writedowns of fixed maturities amounted to $45.8 million, $3.0 million and $1.4 million for 2008, 2007 and 2006, respectively.

6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                                           DECEMBER 31,
                                                                                -----------------------------------
                                                                                     2008                2007
                                                                                ---------------    ----------------
                                                                                          (IN MILLIONS)
        Balance, beginning of year............................................. $    754.2         $      650.7
        Contractholder bonus interest credits deferred ........................      137.6                174.7
        Amortization charged to income ........................................      (83.9)               (71.2)
                                                                                ---------------    ----------------
        Balance, End of Year .................................................. $    807.9         $      754.2
                                                                                ===============    ================

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2008

                                                 LEVEL 1             LEVEL 2            LEVEL 3               TOTAL
                                             ----------------    ----------------   ----------------    ------------------
                                                                            (IN MILLIONS)
ASSETS
Investments:
    Fixed maturities available for sale      $        149.9      $      21,256.7    $       2,424.4     $      23,831.0
    Other equity investments.........                  63.4                  -                  2.0                65.4
    Trading securities...............                 322.6                  -                   .1               322.7

    Other invested assets............                  31.1                419.0              547.0               997.1
Loans to affiliates..................                   -                  588.3                -                 588.3
Cash equivalents.....................               1,832.3                  -                  -               1,832.3
Segregated securities................               2,572.6                  -                  -               2,572.6
GMIB reinsurance contracts...........                   -                    -              4,821.7             4,821.7
Separate Accounts' assets............              66,044.4              1,248.3              334.3            67,627.0
                                             ----------------    ----------------   ----------------    ------------------
      Total Assets...................        $     71,016.3      $      23,512.3    $       8,129.5     $      102,658.1
                                             ================    ================   ================    ==================
LIABILITIES
GWBL features' liability.............        $          -        $           -      $         272.6     $         272.6
                                             ----------------    ----------------   ----------------    ------------------
      Total Liabilities..............        $          -        $           -      $         272.6     $          272.6
                                             ================    ================   ================    ==================

        The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2008:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                     FIXED
                                   MATURITIES         OTHER          OTHER          GMIB            SEPARATE          GWBL
                                   AVAILABLE          EQUITY        INVESTED     REINSURANCE        ACCOUNTS        FEATURES
                                    FOR SALE      INVESTMENTS(1)     ASSETS         ASSET            ASSETS        LIABILITY
                                 --------------   --------------  -----------   --------------    -------------   -------------
BALANCE, DEC. 31, 2007.......    $     2,503.4    $         3.0   $     160.9   $       124.7     $        40.8   $      -
 Impact of adopting
  SFAS No. 157, included
  in earnings................              -                -             -             210.6               -            -
                                 --------------   --------------  -----------   --------------    -------------   -------------
BALANCE, JAN. 1, 2008........          2,503.4              3.0         160.9           335.3              40.8          -
                                 --------------   --------------  -----------   --------------    -------------   -------------
 Total gains (losses),
  realized and unrealized,
  included in:
    Earnings as:
     Net investment income...              3.3              -           359.3             -                 -            -
     Investment (losses)
      gains, net.............           (144.5)            (1.1)          -               -               (17.4)         -
     Commissions, fees and
      other income...........              -                -             -           3,571.2               -            -
     Policyholders' benefits.              -                -             -               -                 -          265.2
                                 --------------   --------------  -----------   --------------    -------------   -------------
           Subtotal..........           (141.2)            (1.1)        359.3         3,571.2             (17.4)       265.2
                                 --------------   --------------  -----------   --------------    -------------   -------------
    Other comprehensive

     income..................           (384.6)              .6           -               -                 -            -
 Purchases/issuances and

  sales/settlements, net.....            (85.6)             (.4)         26.8           915.2             248.6          7.4
 Transfers into/out of

  Level 3(2).................            532.4              -             -               -                62.3          -
                                 --------------   --------------  -----------   --------------    -------------   -------------
BALANCE, DEC. 31, 2008.......    $     2,424.4    $         2.1   $     547.0   $     4,821.7     $       334.3   $    272.6
                                 ==============   ==============  ===========   ==============    =============   =============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2008 by category for Level 3 assets and liabilities still held at December 31, 2008:

                                                                               EARNINGS
                                                -----------------------------------------------------------------
                                                                  INVESTMENT      COMMISSIONS                           OTHER
                                                     NET            GAINS           FEES AND          POLICY-           COMPRE-
                                                 INVESTMENT       (LOSSES),          OTHER             HOLDER           HENSIVE
                                                   INCOME            NET             INCOME           BENEFITS          INCOME
                                                -------------   --------------   --------------    --------------   --------------
                                                                                  (IN MILLIONS)
STILL HELD AT DEC. 31, 2008:
   CHANGE IN UNREALIZED GAINS
   OR LOSSES
     Fixed maturities
       available for sale.........              $        -      $         -      $         -       $         -            (394.1)
     Other equity investments.....                       -                -                -                 -                .6
     Other invested assets........                     386.1              -                -                 -               -
     Cash equivalents.............                       -                -                -                 -               -
     Segregated securities........                       -                -                -                 -               -
     GMIB reinsurance contracts..........                -                -            3,571.2               -               -
     Separate Accounts' assets...........                -              (16.6)             -                 -               -
     GWBL features' liability............                -                -                -               265.2             -
                                                -------------   --------------   --------------    --------------   --------------
         Total....................              $      386.1    $       (16.6)   $     3,571.2     $       265.2          (393.5)
                                                =============   ==============   ==============    ==============   ==============

      Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2008, no assets were measured at fair value on a non-recurring basis.

      The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 10 and 16 of Notes to Consolidated Financial Statements are presented below:

                                                                         DECEMBER 31,
                                              --------------------------------------------------------------------
                                                            2008                               2007
                                              ---------------------------------  ---------------------------------
                                                 CARRYING         ESTIMATED         Carrying         Estimated
                                                  VALUE           FAIR VALUE         Value           Fair Value
                                              ---------------   ---------------  ---------------   ---------------
                                                                         (IN MILLIONS)
      Consolidated:
      -------------
      Mortgage loans on real estate..........  $   3,673.9       $   3,624.5      $   3,730.6       $   3,766.9
      Other limited partnership interests....      1,414.6           1,414.6          1,607.9           1,607.9
      Policyholders liabilities:
        Investment contracts.................      3,072.9           3,162.5          3,651.5           3,712.6
      Long-term debt.........................       199.9             190.8            199.8             224.6

      Closed Block:
      -------------
      Mortgage loans on real estate..........  $   1,107.1       $   1,102.6      $   1,099.3       $   1,111.4
      Other equity investments...............        2.7               2.7              3.6               3.6
      SCNILC liability.......................        8.6               8.6              9.2               9.2

      Wind-up Annuities:
      ------------------
      Mortgage loans on real estate..........  $     1.2         $     1.3        $     2.2         $     2.3
      Other equity investments...............        1.3               1.3              1.6               1.6
      Guaranteed interest contracts..........        5.5               6.2              5.5               5.8


8)      GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL

        The Company has certain variable annuity contracts with GMDB, GMIB and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                 GMDB            GMIB            TOTAL
                                                            -------------   -------------   --------------
                                                                            (IN MILLIONS)
        Balance at January 1, 2006.......................   $      115.2    $      173.6    $       288.8
          Paid guarantee benefits........................          (31.6)           (3.3)           (34.9)
          Other changes in reserve.......................           80.1            58.0            138.1
                                                            -------------   -------------   --------------
        Balance at December 31, 2006.....................          163.7           228.3            392.0
          Paid guarantee benefits........................          (30.6)           (2.7)           (33.3)
          Other changes in reserve.......................          120.0            84.3            204.3
                                                            -------------   -------------   --------------
        Balance at December 31, 2007.....................          253.1           309.9            563.0
          Paid guarantee benefits........................          (72.8)           (8.2)           (81.0)
          Other changes in reserve.......................          800.6         1,678.2          2,478.8
                                                            -------------   -------------   --------------
        Balance at December 31, 2008.....................   $      980.9    $    1,979.9    $     2,960.8
                                                            =============   =============   ==============

        Related GMDB reinsurance ceded amounts were:

                                                                 GMDB
                                                            -------------
                                                            (IN MILLIONS)
        Balance at January 1, 2006.......................   $       22.7
          Paid guarantee benefits........................           (9.1)
          Other changes in reserve.......................           10.0
                                                            -------------
        Balance at December 31, 2006.....................           23.6
          Paid guarantee benefits........................           (7.6)
          Other changes in reserve.......................           11.5
                                                            -------------
        Balance at December 31, 2007.....................           27.5
          Paid guarantee benefits........................           (7.1)
          Other changes in reserve.......................          306.9
                                                            -------------
        Balance at December 31, 2008.....................   $      327.3
                                                            =============

        The December 31, 2008 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:


                                                   RETURN
                                                     OF
                                                   PREMIUM         RATCHET         ROLL-UP         COMBO          TOTAL
                                               --------------  --------------  --------------  -------------  ---------------
                                                                           (DOLLARS IN MILLIONS)
        GMDB:
        -----
        Account values invested in:
           General Account..................   $    10,966     $     329       $      301      $       925    $    12,521
           Separate Accounts................   $    19,435     $   5,680       $    4,304      $    24,633    $    54,052
        Net amount at risk, gross...........   $     6,079     $   2,921       $    3,622      $    13,273    $    25,895
        Net amount at risk, net of
           amounts reinsured................   $     6,079     $   1,846       $    2,427      $     5,769    $    16,121
        Average attained age of
           contractholders..................            49.4          61.9             65.9             61.9           53.1
        Percentage of contractholders
          over age 70.......................             7.4%         24.0%            39.5%            22.1%          12.5%
        Range of contractually specified
           interest rates..................           N/A             N/A           3% - 6%       3% - 6.5%

        GMIB:
        -----
        Account values invested in:
           General Account..................          N/A             N/A      $       46      $     1,258    $     1,304
           Separate Accounts................          N/A             N/A      $    2,578      $    32,938    $    35,516
        Net amount at risk, gross...........          N/A             N/A      $    1,363      $     1,527    $     2,890
        Net amount at risk, net of
           amounts reinsured................          N/A             N/A      $      396      $       612    $     1,008
        Weighted average years remaining
           until earliest annuitization.....          N/A             N/A               1.5              7.7            7.1
        Range of contractually specified
           interest rates..................           N/A             N/A           3% - 6%         3% - 6.5%

        The GWBL related liability, which reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature valued as an embedded derivative over a range of market consistent economic scenarios, was $272.6 million at December 31, 2008.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2008               2007
                                                                                ----------------  ------------------
                                                                                           (IN MILLIONS)
        GMDB:
        -----
          Equity..............................................................   $ 30,428          $ 48,587
          Fixed income........................................................     3,745             4,392
          Balanced............................................................     17,469            20,546
          Other...............................................................     2,410             2,151
                                                                                ----------------  ------------------
          Total...............................................................   $ 54,052          $ 75,676
                                                                                ================  ==================

        GMIB:
        -----
          Equity..............................................................   $ 19,138          $ 27,831
          Fixed income........................................................     2,219             2,687
          Balanced............................................................     12,887            14,816
          Other...............................................................     1,272             1,018
                                                                                ----------------  ------------------
          Total...............................................................   $ 35,516          $ 46,352
                                                                                ================  ==================

        C) Hedging Programs for GMDB, GMIB and GWBL Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes exchange-traded futures contracts, interest rate swap and floor contracts and other derivative instruments that are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2008, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $27,668 million and $10,615 million, respectively, with the GMDB feature and $15,514 million and $623 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment under SFAS No. 133. Therefore, SFAS No. 133 requires gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, to be recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            ------------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT        REINSURANCE
                                                               LIABILITY          CEDED             NET
                                                            --------------   ---------------   -------------
                                                                              (IN MILLIONS)
       Balance at January 1, 2006.........................  $       34.8      $      (20.4)    $      14.4
          Other changes in reserve........................          32.0             (27.5)            4.5
                                                            --------------   ---------------   -------------
       Balance at December 31, 2006.......................          66.8             (47.9)           18.9
          Other changes in reserve........................          68.2             (59.7)            8.5
                                                            --------------   ---------------   -------------
       Balance at December 31, 2007.......................         135.0            (107.6)           27.4
          Other changes in reserve........................          68.0             (45.0)           23.0
                                                            --------------   ---------------   -------------
       Balance at December 31, 2008.......................  $      203.0     $      (152.6)    $      50.4
                                                            ==============   ===============   =============


9)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases. Likewise, certain risks that would otherwise be reinsured on a proportional basis have been retained.

        At December 31, 2008, the Company had reinsured to non-affiliates and affiliates in the aggregate approximately 5.4% and 32.3%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 65.1% of its current liability exposure resulting from the GMIB feature. See Note 8 herein.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives under SFAS No. 133, at December 31, 2008 and 2007 were $4,821.7 million and $124.7 million, respectively. The increases (decreases) in fair value were $1,566.8 million, $6.9 million and $(14.8) million for 2008, 2007 and 2006, respectively.

        At December 31, 2008 and 2007, respectively, third party reinsurance recoverables related to insurance contracts amounted to $2,897.2 million and $2,890.6 million. Reinsurance payables related to insurance contracts totaling $62.7 million and $58.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2008 and 2007, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $236.8 million and $239.6 million at December 31, 2008 and 2007, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life and annuity reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2008 and 2007 were $719.8 million and $642.8 million, respectively.

        The following table summarizes the effect of reinsurance (excluding group life and health):

                                                                 2008            2007             2006
                                                            --------------   -------------   -------------
                                                                             (IN MILLIONS)
        Direct premiums.................................... $       848.3    $      855.1    $      858.6
        Reinsurance assumed................................         193.8           193.0           188.4
        Reinsurance ceded..................................        (283.5)         (243.2)         (229.2)
                                                            --------------   -------------   -------------
        Premiums                                            $       758.6    $      804.9    $      817.8
                                                            ==============   =============   =============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded.......................... $       169.1    $      153.9    $       99.0
                                                            ==============   =============   =============
        Policyholders' Benefits Ceded...................... $     1,221.8    $      510.7    $      387.5
                                                            ==============   =============   =============
        Interest Credited to Policyholders' Account
          Balances Ceded................................... $        33.2    $       56.1    $       53.8
                                                            ==============   =============   =============

        Individual Disability Income and Major Medical

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $94.4 million and $94.3 million at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, respectively, $1,680.8 million and $1,040.9 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                  2008            2007           2006
                                                            --------------   -------------   -------------
                                                                             (IN MILLIONS)
        Incurred benefits related to current year.......... $        35.5    $       32.9    $       35.8
        Incurred benefits related to prior years...........           4.2            13.2             9.9
                                                            --------------   -------------   -------------
        Total Incurred Benefits............................ $        39.7    $       46.1    $        45.7
                                                            ==============   =============   =============

        Benefits paid related to current year.............. $        10.8    $       11.9    $        14.0
        Benefits paid related to prior years...............          28.8            32.8             30.0
                                                            --------------   -------------   -------------
        Total Benefits Paid................................ $        39.6    $       44.7    $        44.0
                                                            ==============   =============   =============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                     DECEMBER 31,
                                                                             -----------------------------
                                                                                  2008           2007
                                                                             -------------   -------------
                                                                                     (IN MILLIONS)
        Short-term debt:
        Promissory note (with an interest rate of 5.16%)..................   $     -         $      248.3
        AllianceBernstein commercial paper
          (with interest rates of 1.8% and 4.3%)..........................       284.8              533.9
                                                                             -------------   -------------
            Total short-term debt.........................................          284.8           782.2
                                                                             -------------   -------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015..................................          199.8           199.8
                                                                             -------------   -------------
            Total long-term debt..........................................          199.8           199.8
                                                                             -------------   -------------

        Total Short-term and Long-term Debt...............................   $      484.6    $      982.0
                                                                             =============   =============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY") which provides AXA Equitable access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock totaling $13.5 million. The credit facility provided by the FHLBNY will supplement existing liquidity sources and provide a diverse and reliable source of funds. Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2008, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2008, SCB LLC maintained five separate uncommitted credit facilities with various banks totaling $775 million. As of December 31, 2008 and 2007, no amounts were outstanding under these credit facilities. Each loan shall bear interest at the rate of interest agreed to by the lender and the borrower at the time such loan is made.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders which expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate. The revolving credit facility contains covenants which, among other things, require AllianceBernstein to meet certain financial ratios. AllianceBernstein was in compliance with the covenants as of December 31, 2008.

        Long-term Debt
        --------------

        At December 31, 2008, the Company was not in breach of any debt covenants.

11)     RELATED PARTY TRANSACTIONS

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $76.2 million, $63.1 million and $53.5 million, respectively, for 2008, 2007 and 2006.

        In 2008, 2007 and 2006, respectively, the Company paid AXA Distribution and its subsidiaries $754.2 million, $806.9 million and $767.2 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $320.5 million, $340.2 million and $352.9 million, respectively, for their applicable share of operating expenses in 2008, 2007 and 2006, pursuant to the Agreements for Services.

        In September 2001, AXA Equitable loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment both matured and was repaid on June 15, 2007 and had an interest rate of 5.89%.

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2009 is expected to be approximately $290 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis for 2007 and 2006. Premiums earned in 2007 and 2006 under this arrangement totaled approximately $1.8 million and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $157.8 million, $143.6 million and $127.5 million in 2008, 2007 and 2006, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $63.0 million, $58.4 million and $53.8 million in 2008, 2007 and 2006, respectively. The net receivable related to these contracts was approximately $3.4 million and $25.3 million at December 31, 2008 and 2007, respectively.

        Commissions, fees and other income included certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                  2008             2007            2006
                                                             --------------   --------------  ---------------
                                                                              (IN MILLIONS)
        Investment advisory and services fees..............  $       870.5    $     1,027.6   $        841.0
        Distribution revenues..............................          378.4            473.4            421.0
        Other revenues - shareholder servicing fees........           99.0            103.6             97.2
        Other revenues - other.............................            6.9              6.5              6.9
        Institutional research services....................            1.2              1.6              1.9


12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. On December 31, 2007, the Company transferred the liability for a non-qualified defined benefit plan to AXA Financial in exchange for a non-cash capital contribution totaling $13.5 million. These pension plans are non-contributory and their benefits are based on a cash balance formula and/or, for certain participants, years of service and final average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension and postretirement plans.

        The Company made cash contributions to its qualified pension plans of $35.6 million in 2008. Generally, the Company's funding policy (other than AllianceBernstein) is to make an annual aggregate contribution to its qualified pension plans of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA") is greater; no significant cash contributions are expected to be required to satisfy the minimum funding requirements for 2009. AllianceBernstein's policy is to satisfy its funding obligation each year in an amount not less than the minimum required by ERISA and not greater than the maximum it can deduct for federal income tax purposes. AllianceBernstein currently estimates it will make a contribution to its qualified retirement plan of $22 million in 2009.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        41.6       $       39.0       $       37.6
        Interest cost on PBO...............................          134.1              128.8              122.1
        Expected return on assets..........................         (194.4)            (191.0)            (184.8)
        Curtailment gain recognized........................           (3.5)               -                  -
        Net amortization and deferrals.....................           42.6               57.5               81.0
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $        20.4       $       34.3       $       55.9
                                                            =================   ================   =================

        The plans' PBO under the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2008                2007
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Benefit obligations, beginning of year.................................  $    2,222.1       $    2,294.3
        Service cost...........................................................          33.6               31.0
        Interest cost..........................................................         134.1              128.8
        Plan amendments........................................................           -                  8.2
        Actuarial gains........................................................         (27.6)             (73.6)
        Plan curtailment.......................................................         (13.1)               -
        Benefits paid..........................................................        (168.0)            (166.6)
                                                                                ----------------   -----------------
        Benefit Obligations, End of Year.......................................  $    2,181.1       $    2,222.1
                                                                                ================   =================

        At December 31, 2006, the Company adopted SFAS No. 158, requiring recognition, in the consolidated balance sheet, of the funded status of its defined benefit pension plans, measured as the difference between plan assets at fair value and the PBO. The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified plans:

                                                                                             DECEMBER 31,

                                                                                  -----------------------------------
                                                                                       2008               2007
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)
        Plan assets at fair value, beginning of year.............................. $    2,415.7      $     2,396.0
        Actual return on plan assets..............................................       (813.6)             191.2
        Contributions.............................................................         35.6                4.8
        Benefits paid and fees....................................................       (177.3)            (176.3)
                                                                                  ----------------  -----------------
        Plan assets at fair value, end of year....................................      1,460.4            2,415.7
        PBO.......................................................................      2,181.1            2,222.1
                                                                                  ----------------  -----------------
        (Underfunding) Overfunding of Plan Assets Over PBO........................ $     (720.7)     $       193.6
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $720.7 million at December 31, 2008 and prepaid and accrued pension costs of $213.5 million and $19.9 million, respectively, at December 31, 2007. The aggregate PBOs and fair value of plan assets for pension plans with PBOs in excess of plan assets were $2,181.1 million and $1,460.4 million, respectively at December 31, 2008 and $76.7 million and $56.8 million, respectively, at December 31, 2007. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008 and $65.0 million and $56.8 million, respectively, at December 31, 2007. The accumulated benefit obligations for all defined benefit pension plans were $2,137.7 million and $2,154.0 million at December 31, 2008 and 2007, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2008                 2007
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)
        Unrecognized net actuarial loss .................................... $      1,497.0       $        575.8
        Unrecognized prior service cost (credit)............................            3.2                 (4.9)
        Unrecognized net transition asset...................................            (.6)                 (.8)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.6       $        570.1
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $97.3 million, $(4.2) million, and $(.1) million, respectively. The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets for the qualified plans of the Company at December 31, 2008 and 2007.

                                                                                DECEMBER 31,
                                                          ----------------------------------------------------------
                                                                     2008                           2007
                                                          ---------------------------    ---------------------------
                                                                                (IN MILLIONS)
                                                             ESTIMATED                      Estimated
                                                            FAIR VALUE         %           Fair Value         %
                                                          ---------------- ----------   ----------------- ----------
        Corporate and government debt securities........  $       406.4        27.9       $      414.3        17.1
        Equity securities...............................          790.6        54.1            1,723.7        71.4
        Equity real estate..............................          244.5        16.7              277.7        11.5
        Short-term investments .........................           18.9         1.3                -           -
                                                          ---------------- ----------   ----------------- ----------
        Total Plan Assets...............................  $     1,460.4       100.0       $    2,415.7       100.0
                                                          ================ ==========   ================= ==========

        Qualified pension plan assets declined approximately $955.3 million from December 31, 2007 to December 31, 2008, primarily due to the steep decline and volatility in equity markets, particularly during the latter part of 2008. During fourth quarter 2008, a short term hedge program was executed by the AXA Equitable qualified pension plans to minimize further downside equity risk.

        The primary investment objective of the plans of the Company is to maximize return on assets, giving consideration to prudent risk. The asset allocation was designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis was given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return. Real estate investments offer diversity to the total portfolio and long-term inflation protection.

        In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% real estate and other investments. In anticipation of continued turbulence in the equity markets, management concluded it would be prudent to continue a hedging program for a period of one year, at which time the need for its continuance would be re-evaluated.

        The assumed discount rates for measurement of the benefit obligations at December 31, 2008 and 2007 each reflect the rates at which pension benefits then could be effectively settled. Specifically at December 31, 2008, projected nominal cash outflows to fund expected annual benefits payments under the Company's qualified and non-qualified pension and postretirement benefit plans were discounted using a published high-quality bond yield curve. The discount rate of 6.50% disclosed below as having been used to measure the benefits obligation at December 31, 2008 represents the level equivalent discount rate that produces the same present value measure of the benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2008 and 2007.

                                                                                   2008               2007
                                                                               -------------      -------------
       Discount rate:
         Benefit obligation...............................................        6.50%              6.25%
         Periodic cost....................................................        6.25% (1)          5.75%

       Rate of compensation increase:
         Benefit obligation and periodic cost.............................        6.00%              6.00%

       Expected long-term rate of return on plan assets (periodic cost)...        8.50%              8.50%

        (1) For plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        In developing the expected long-term rate of return assumption on plan assets, management considered the historical returns and future expectations for returns for each asset category of the plan portfolio. As noted above, in January 2009, the target asset allocation of the qualified pension plans was changed from the preceding years. Consequently, the long term rate of return assumption to be used for purpose of computing the expected return on plan assets component of pension expense, will be approximately 6.75% to reflect lower expected returns on the reallocated plan asset portfolio.

        Prior to 1987, the pension plan funded participants' benefits through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $17.3 million, $18.9 million and $20.3 million for 2008, 2007 and 2006, respectively.

        The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2009, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2008 and include benefits attributable to estimated future employee service.

                                                    PENSION BENEFITS
                                                  --------------------
                                                      (IN MILLIONS)

                     2009.....................    $       182.1
                     2010.....................            192.8
                     2011.....................            194.2
                     2012.....................            195.5
                     2013.....................            194.2
                     Years 2014-2018..........            953.3

        AllianceBernstein maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, AllianceBernstein adopted the SCB Deferred Compensation Award Plan ("SCB Plan") and agreed to invest $96.0 million per annum for three years to fund purchases of AllianceBernstein Holding L.P. ("AllianceBernstein Holding") units or an AllianceBernstein sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or hired to replace them. The Company has recorded compensation and benefit expenses in connection with these deferred compensation plans totaling $133.1 million, $289.1 million and $243.8 million for 2008, 2007 and 2006, respectively.

13)     SHARE-BASED COMPENSATION

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2008, 2007 and 2006, respectively, the Company recognized compensation costs for share-based payment arrangements of $33.8 million, $81.2 million and $64.3 million before income taxes and minority interest. Effective January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment", that required compensation costs for these programs to be recognized in the consolidated financial statements on a fair value basis.

        The Company recognized compensation costs of $27.0 million, $38.8 million and $24.8 million for employee stock options for 2008, 2007 and 2006, respectively.

        On April 1, 2008, approximately 3.0 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 21.51 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third and fourth anniversaries of the grant date, and approximately 0.8 million have a four-year cliff vesting term. In addition, approximately 0.5 million of the total options awarded on April 1, 2008 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between April 1, 2008 and April 1, 2012. All of the options granted on April 1, 2008 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures of approximately $14.8 million, is being charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2008, the Company recognized compensation expense of approximately $3.2 million in respect of the April 1, 2008 grant of options.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2008 follows:

                                                                     Options Outstanding
                           --------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------  --------------------------------  -----------------------------------
                                                Weighted                           Weighted                           Weighted
                               Number           Average            Number          Average          Number            Average
                             Outstanding        Exercise        Outstanding        Exercise       Outstanding         Exercise
                            (In Millions)        Price         (In Millions)        Price        (In Millions)         Price
                           ---------------  ----------------  ----------------  --------------  ---------------    ----------------
Options outstanding at
   January 1, 2008........         10.3     (euro)     27.77             19.0   $       22.64             7.3      $        64.20
Options granted..........           3.1     (euro)     21.40              -     $       36.11             -   (2)  $        64.24
Options exercised.........           -      (euro)     20.44             (4.6)  $       24.87             (.3)     $        41.98
Options forfeited, net...           (.2)    (euro)     27.26             (2.1)  $       31.20             (.1)     $        67.67
Options expired...........           -                                  -                                 (.2)             26.31
                           ---------------                    ----------------                  ---------------
Options Outstanding at
   December 31, 2008......          13.2    (euro)     26.34             12.3   $       20.40             6.7      $        66.11
                           ===============  ================  ================  ==============  ===============    ===============

Aggregate Intrinsic
   Value(1)...............                   (euro)     -                       $       47.1                       $         -
                                            ================                    ==============                     ===============
Weighted Average
   Remaining
   Contractual Term
   (in years).............           7.73                               3.93                              6.3
                           ===============                    ================                  ===============
Options Exercisable at
   December 31, 2008......           3.1               23.07             12.1   $       20.30             3.3      $        46.69
                           ===============  ================  ================  ==============  ===============    ===============
Aggregate Intrinsic

   Value(1)...............                              -                       $       47.1                       $         -
                                            ================                    ==============                     ===============
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.58                               3.89                              3.2
                           ===============                    ================                  ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2008 of the respective underlying shares over the strike prices of the option awards.

        (2)  AllianceBernstein grants totaled 13,825 units in 2008.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2008 was $113.4 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2008, 2007 and 2006 were $43.5 million, $141.4 million and $132.1 million, respectively, resulting in amounts currently deductible for tax purposes of $14.6 million, $48.0 million and $44.9 million, respectively, for the periods then ended. In 2008, 2007 and 2006, windfall tax benefits of approximately $10.0 million, $34.3 million and $34.8 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2008, AXA Financial held 2.3 million AXA ADRs in treasury at a weighted average cost of approximately $24.91 per ADR, of which approximately 2.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. Remaining outstanding and unexercised at December 31, 2008 are call options to purchase 8.6 million AXA ADRs at strike prices ranging from $31.39 to $32.37, each having a cap equal to approximately 150% of its strike price, at which time the option automatically would be exercised. These call options expire on November 23, 2009. During 2008, AXA Financial utilized approximately 2.5 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29,

        2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the April 1, 2008 and May 10, 2007 awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2008, 2007 and 2006, respectively. For employee stock options with graded vesting terms and service conditions granted on or after January 1, 2006, the Company elected under SFAS No. 123(R) to retain its practice of valuing these as singular awards and to change to the graded-vesting method of attribution, whereby the cost is recognized separately over the requisite service period for each individual one-third of the options vesting on the second, third and fourth anniversaries of the grant date.

                                                 AXA Ordinary Shares            AllianceBernstein Holding Units
                                           ------------------------------       -------------------------------
                                             2008       2007       2006           2008       2007       2006
                                           --------   --------   --------       --------   --------   --------
        Dividend yield....................   7.12%      4.10%     3.48%           5.4%     5.6-5.7%      6%

        Expected volatility...............   34.7%      27.5%      28%           29.3%    27.7-30.8%    31%

        Risk-free interest rate...........   4.19%      4.40%     3.77%           3.2%     3.5-4.9%     4.9%

        Expected life in years............    6.0        5.5       5.0            6.0      6.0-9.5      6.5

        Weighted average fair value per
          option at grant date............   $5.70      $9.61     $7.45          $10.85     $15.96     $12.35

        As of December 31, 2008, approximately $54.4 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 5.57 years.

        Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have a 5-year cliff-vesting term. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Unit. These Units vest ratably over a 5-year period. For 2008, 2007 and 2006, respectively, the Company recognized compensation costs of $6.1 million, $8.6 million and $5.6 million for awards outstanding under these plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award.

        At December 31, 2008, approximately 3.3 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2008, approximately $56.3 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.4 years. Restricted AXA ADRs vested in 2008, 2007 and 2006 had aggregate vesting date fair values of approximately $3.3 million, $7.0 million and $13.5 million, respectively. In 2007, 100,187 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $4.5 million. The following table summarizes unvested restricted AXA ADR activity for 2008.

                                                                                                       Weighted
                                                                                   Shares of           Average
                                                                                  Restricted          Grant Date
                                                                                     Stock            Fair Value
                                                                                ----------------   -----------------
       Unvested as of January 1, 2008..........................................      408,511        $        29.67
       Granted.................................................................      149,413        $        37.68
       Vested..................................................................       96,822        $        24.30
       Forfeited...............................................................            -
                                                                                ----------------
       Unvested as of December 31, 2008........................................      461,102        $        31.92
                                                                                ================

        In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(5.5) million, zero and $6.1 million for 2008, 2007 and 2006, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2008 and 2007 was $1.2 million and $17.7 million, respectively. At December 31, 2008, 0.4 million tandem SARs/NSOs were outstanding, having weighted average remaining contractual term of 0.6 years, and for which the SARs component had maximum value of $6.2 million. On February 17, 2009, approximately 0.2 million of these tandem SARs/NSOs expired out-of-the-money. During 2008, 2007 and 2006, respectively, approximately 0.7 million, 0.4 million and
        2.8 million of these awards were exercised at an aggregate cash-settlement value of $9.2 million, $7.2 million and $41.2 million.

        On April 1, 2008, 66,372 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over
        21.51 Euros as of the date of exercise. At December 31, 2008, 0.3 million SARs were outstanding, having weighted average remaining contractual term of 7.56 years. The accrued value of SARs at December 31, 2008 and 2007 was $0.4 million and $3.5 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2008, 2007 and 2006, the Company recorded compensation expense for SARs of $(2.3) million, $1.1 million and $1.9 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        In 2008, the AXA Management Board awarded 995,031 unearned performance units to employees of AXA Financial subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2008 plan cliff-vest on the second anniversary of their date of award. When fully vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. The price used to value the 2008 performance units at settlement will be the average opening price of the AXA ordinary share for the last

        20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 31, 2010. For 2008, the Company recognized compensation expense of approximately $3.5 million in respect of the 2008 grants of performance units.

        For 2008, 2007 and 2006, the Company recognized compensation costs of $5.5 million, $11.6 million and $25.9 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs with adjustment to reflect the impact of expected and actual pre-vesting forfeitures. The cost of performance unit awards are attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2008 and 2007 was $17.3 million and $31.1 million, respectively. Approximately 720,872 outstanding performance units are at risk to achievement of 2008 performance criteria, including approximately 50% of the award granted on May 10, 2007.

        In 2008, eligible employees of AXA Financial's subsidiaries participated in AXA's global offering to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2008. Similar to the AXA Shareplan programs previously offered in 2001 through 2007, the plan offered two investment alternatives that, with limited exceptions, restrict the sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 14.25% formula discounted price on a leveraged basis with a guaranteed return of initial investment plus 75% of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $1.1 million in 2008, $27.7 million in 2007 and $22.1 million in 2006 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2008, 2007 and 2006 primarily invested under Investment Option B for the purchase of approximately 6.5 million, 5.3 million and 5.0 million AXA ordinary shares, respectively.

        On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, is expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2008 and 2007, respectively, the Company recognized compensation expense of approximately $1.9 million and $2.7 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for award in 2010 and 2011 under terms then-to-be-determined and approved by the AXA Management Board.

        In 1997, AllianceBernstein Holding established a long-term incentive compensation plan under which unit-based awards are made to key employees for terms established by AllianceBernstein Holding at the time of grant. These awards include options, restricted AllianceBernstein Holding units and phantom restricted AllianceBernstein Holding units, performance awards, and other AllianceBernstein Holding unit based awards. The aggregate number of AllianceBernstein Holding units subject to options granted or otherwise awarded under this plan, as amended in December 2006 to include awards made to select participants under the Special Option Program, may not exceed 41.0 million. At December 31, 2008, approximately 14.2 million options to purchase AllianceBernstein Holding units and 4.1 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum under this plan.

14)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES), NET

        The sources of net investment income follow:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   ---------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,668.6        $   1,728.5        $   1,848.6
        Mortgage loans on real estate......................         251.7              233.5              245.9
        Equity real estate.................................          95.3               93.6               88.2
        Other equity investments...........................        (110.9)             231.9              181.2
        Policy loans.......................................         251.3              255.9              249.8
        Short-term investments.............................          30.8               55.1               55.2
        Derivative investments.............................       7,302.1               86.6             (302.4)
        Broker-dealer related receivables..................          91.8              234.6              226.5
        Trading securities.................................        (343.5)              29.5               53.4
        Other investment income............................           1.6               56.1               43.9
                                                            -----------------   ----------------   ---------------

          Gross investment income..........................       9,238.8            3,005.3            2,690.3

        Investment expenses................................        (108.6)            (122.5)            (113.3)
        Interest expense...................................         (36.5)            (194.4)            (187.8)
                                                            -----------------   ----------------   ---------------

        Net Investment Income..............................  $    9,093.7        $   2,688.4        $   2,389.2
                                                            =================   ================   ===============


        For 2008, 2007 and 2006, respectively, net investment income included gains (losses) on derivatives of $7,302.1 million, $86.6 million and $(302.4) million of which $6,622.6 million, $16.4 million and $(249.5) million were realized gains (losses) on contracts closed during those years and $679.5 million, $70.2 million and $(52.9) million were unrealized gains (losses) on derivative positions at each respective year end.

        Investment (losses) gains, net including changes in the valuation allowances, follow:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $      (367.3)      $      (55.6)      $      (11.5)
        Mortgage loans on real estate......................            2.3                7.8                 .2
        Equity real estate.................................           (1.6)               7.3                8.8
        Other equity investments...........................           11.5               16.9               20.1
        Other(1)...........................................           16.6               16.4               29.3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $      (338.5)      $       (7.2)      $       46.9
                                                            =================   ================   =================

        (1) In 2008, 2007 and 2006, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million, $15.5 million and $28.0 million for 2008, 2007 and 2006, respectively.

        Writedowns of fixed maturities amounted to $285.9 million, $79.0 million and $27.4 million for 2008, 2007 and 2006, respectively. There were no writedowns of mortgage loans on real estate for 2008, 2007 and 2006. There were no writedowns of equity real estate for 2008, 2007 and 2006.

        For 2008, 2007 and 2006, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $324.4 million, $1,554.6 million and $1,281.9 million. Gross gains of $3.3 million, $12.6 million and $33.9 million and gross losses of $94.5 million, $20.3 million and $24.5 million, respectively, were realized on these sales. The change in unrealized investment losses related to fixed maturities classified as available for sale for 2008, 2007 and 2006 amounted to $2,525.8 million, $376.4 million and $416.7 million, respectively.

        For 2008, 2007 and 2006, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $47.7 million, $52.7 million and $57.8 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2008               2007               2006
                                                            ----------------   ---------------   ----------------
                                                                                (IN MILLIONS)
        Balance, beginning of year.........................  $       103.6      $      282.2      $      432.3
        Changes in unrealized investment
          losses on investments............................       (2,608.8)           (380.5)           (431.4)
        Changes in unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts,
               Closed Block policyholder dividend
               obligation and other........................          (93.8)             15.0              90.9
            DAC............................................          582.0              83.5              85.8
            Deferred income taxes..........................          746.2             103.4             104.6
                                                            ----------------   ---------------   ----------------
        Balance, End of Year...............................  $    (1,270.8)     $      103.6      $      282.2
                                                            ================   ===============   ================

        Balance, end of year comprises:
          Unrealized investment (losses) gains on:
            Fixed maturities...............................  $    (2,450.4)     $      155.5      $      535.4
            Other equity investments.......................           (2.1)               .8               1.4
                                                            ----------------   ---------------   ----------------
              Subtotal.....................................       (2,452.5)            156.3             536.8
          Unrealized investment gains (losses)
            attributable to:
              Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.......................          (77.4)             16.4               1.4
              DAC..........................................          555.1             (26.9)           (110.4)
              Deferred income taxes........................          704.0             (42.2)           (145.6)
                                                            ----------------   ---------------   ----------------
        Total..............................................  $    (1,270.8)     $      103.6      $      282.2
                                                            ================   ===============   ================


15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:

          Current (benefit) expense .......................  $      (319.7)      $      464.0       $      438.6
          Deferred expense (benefit).......................        2,021.6              295.8              (14.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     1,701.9       $      759.8       $      424.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Expected income tax expense........................  $     1,896.5       $      939.0       $      728.1
        Minority interest..................................         (132.3)            (227.3)            (227.0)
        Separate Account investment activity...............          (66.5)             (52.0)             (45.4)
        Non-taxable investment income......................           26.1              (21.7)             (23.1)
        Adjustment of tax audit reserves...................            9.9               21.5              (86.2)
        State income taxes.................................           20.5               50.2               38.0
        AllianceBernstein income and foreign taxes.........          (53.3)              40.2               32.9
        Other..............................................            1.0                9.9                7.2
                                                            -----------------   ----------------   -----------------
        Income Tax Expense.................................  $     1,701.9       $      759.8       $      424.5
                                                            =================   ================   =================

        The Company recognized a net tax benefit in 2006 of $117.7 million related to the settlement of an Internal Revenue Service's ("IRS") audit of the 1997-2001 tax years, partially offset by additional tax reserves established for subsequent tax periods. Of the net tax benefit of $117.7 million, $111.9 million related to the continuing operations and $5.8 million to the discontinued Wind-up Annuities.

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61 and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2008                  December 31, 2007
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Compensation and related benefits......  $     297.1      $        -        $        -        $      35.4
        Reserves and reinsurance...............          -             1,465.8           1,312.2              -
        DAC....................................          -             2,209.5               -            2,735.5
        Unrealized investment gains............        683.6               -                 -               42.5
        Investments............................          -               741.0               -            1,044.2
        Other..................................          -                47.0              81.5              -
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     980.7      $    4,463.3      $    1,393.7      $   3,857.6
                                                ===============  ================  ===============   ===============

        As a result of the implementation of FIN 48 as of January 1, 2007, the Company recognized a $44.8 million decrease in the amount of unrecognized tax benefits, which was accounted for as an increase to the January 1, 2007 balance of retained earnings. The total amount of unrecognized tax benefits at January 1, 2007 was $371.3 million. Of that total, $276.9 million would affect the effective tax rate and $94.4 million are tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the change in timing of the deduction would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature. At December 31, 2007, the total amount of unrecognized tax benefits was $412.2 million of which $301.9 million would affect the effective rate and $110.3 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2008 and 2007 were $77.3 million and $68.6 million, respectively. Tax expense for 2008 and 2007, respectively, reflected $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                                        2008             2007
                                                                                   ---------------  ---------------
                                                                                            (IN MILLIONS)
        Balance, beginning of year................................................  $      343.6     $     325.2
        Additions for tax positions of prior years................................          81.3            19.2
        Reductions for tax positions of prior years...............................          (4.9)           (1.5)
        Additions for tax positions of current years..............................            .9             3.4
        Reductions for tax positions of current years.............................           -               (.3)
        Settlements with tax authorities..........................................           7.7            (2.4)
        Reductions as a result of a lapse of the applicable statute of limitations           -               -
                                                                                   ---------------  ---------------
        Balance, End of Year......................................................  $      428.6     $     343.6
                                                                                   ===============  ===============


        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by the state and local tax authorities. The impact of these completed audits on the Company's financial statements was a net benefit of $14.6 million.

        IRS examinations for years subsequent to 2003 are expected to commence in 2009. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months due to the conclusion of the current IRS proceedings and the additions of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include Wind-up Annuities, equity real estate held-for-sale and disposal of businesses. The following tables reconcile the (Losses) earnings from discontinued operations, net of income taxes and Gains (losses) on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years ended December 31, 2008:

                                                                          2008          2007            2006
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)
       (LOSSES) EARNINGS FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $    (27.5)    $     (.1)     $     30.2
       Real estate held-for-sale.....................................         1.4          (6.8)            1.1
       Disposal of business - Enterprise.............................         -             1.0             (.1)
                                                                      -------------  ------------   -------------
       Total.........................................................  $    (26.1)    $    (5.9)     $     31.2
                                                                      =============  ============   =============

       GAINS (LOSSES) ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      6.3     $     3.2      $      -
       Disposal of business - Enterprise.............................         -             (.4)           (1.9)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      6.3     $     2.8      $     (1.9)
                                                                      =============  ============   =============

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise Capital Management, Inc. ("Enterprise") and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. AXA Financial has since entered into agreements to transfer the remaining funds. As a result of management's disposition plan, AXA Enterprise Funds advisory contracts were reported as Discontinued Operations. In 2007 and 2006, respectively, $0.7 million pre-tax ($0.4 million post-tax) and $3.0 million pre-tax ($1.9 million post-tax) of transaction costs were recorded as a result of the disposition of the funds; no additional costs were reported for 2008. Proceeds received in 2007 on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2008 and 2007, respectively, impairments of zero and $0.7 million pre-tax ($0.4 million post-tax) were recorded on intangible assets associated with AXA Enterprise Funds investment management contracts based upon estimated fair value. At December 31, 2008 and 2007 there were no assets or liabilities related to these operations.

        Wind-up Annuities

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established.

        The Company's quarterly process for evaluating the need for an allowance for future losses involves comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment is required. Investment and benefit cash flow projections are updated annually as part of the Company's annual planning process. The assumptions and estimates for 2006 resulted in a release of the allowance. If the Company's analysis in any given period indicates that an allowance for future losses is not necessary, any current period Wind-up Annuities' operating losses or earnings are recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2008, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involves numerous estimates and subjective judgments regarding the expected performance of invested assets held by Wind-up Annuities and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2008                 2007
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $661.8 and $696.3)..............................  $      602.1         $      705.0
        Equity real estate...................................................         162.2                165.0
        Other invested assets................................................           2.5                  4.0
                                                                              -----------------    -----------------
          Total investments..................................................         766.8                874.0
        Cash and cash equivalents............................................           -                    -
        Other assets.........................................................          77.1                 27.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      843.9         $      901.3
                                                                              =================    =================

        Policyholders liabilities............................................  $      723.4         $      756.1
        Other liabilities....................................................         120.5                145.2
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      843.9         $      901.3
                                                                              =================    =================

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $19.3, $19.6 and $19.0)..............  $        64.0       $       64.9       $       71.3
        Investment (losses) gains, net.....................           (4.8)               (.8)               6.0
        Policy fees, premiums and other income.............             .1                 .2                -
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           59.3               64.3               77.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................          101.7               80.0               84.7
        Losses charged to the allowance
          for future losses................................            -                (15.6)              (7.4)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (42.4)               (.1)               -
        Pre-tax (loss from strengthening) earnings from
          releasing the allowance for future losses........            -                  -                 37.1
        Income tax benefit (expense).......................           14.9                -                 (6.9)
                                                            -----------------   ----------------   -----------------
        (Losses) Earnings from Wind-up Annuities...........  $       (27.5)      $        (.1)      $       30.2
                                                            =================   ================   =================

        Income tax expense for Wind-up Annuities in 2006 included a $5.8 million tax benefit in connection with the settlement of an IRS audit of the 1997-2001 tax years.

        Real Estate Held-For-Sale
        -------------------------

        In 2007, two real estate properties with a total book value of $172.7 million that had been previously reported in equity real estate were reclassified as real estate held-for-sale. Prior periods were restated to reflect these properties as discontinued operations. In third quarter 2007, one of the held-for-sale properties was sold resulting in a gain of $4.9 million ($3.2 million post-tax). At December 31, 2008 and 2007, equity real estate held-for-sale was zero and $121.7 million, respectively, and was included in Other assets.

17)     ACCUMULATED OTHER COMPREHENSIVE LOSS

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Unrealized (losses) gains on investments...........  $    (1,270.8)      $      103.6       $      282.2
        Defined benefit pensions plans.....................         (964.8)            (371.5)            (449.5)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Loss...............................  $    (2,235.6)      $     (267.9)      $     (167.3)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net unrealized losses on investments:
          Net unrealized losses arising during
            the year.......................................  $    (2,533.5)      $     (357.8)      $     (416.6)
          Losses reclassified into net earnings
            during the year................................          (75.3)             (22.7)             (14.8)
                                                            -----------------   ----------------   -----------------
        Net unrealized losses on investments...............       (2,608.8)            (380.5)            (431.4)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................        1,234.4              201.9              281.3
                                                            -----------------   ----------------   -----------------

        Change in unrealized losses, net of adjustments....       (1,374.4)            (178.6)            (150.1)
        Change in defined benefits pension plans...........         (593.3)              78.0                -
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Loss.....................  $    (1,967.7)      $     (100.6)      $     (150.1)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2008, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2009-2013 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2009 and the four successive years are $203.7 million, $199.3 million, $194.7 million, $197.9 million, $205.2 million and $2,356.1 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2009 and the four successive years is $5.3 million, $5.4 million, $4.7 million, $3.3 million, $3.2 million and $10.6 million thereafter.

        At December 31, 2008, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2009 and the four successive years is $102.5 million, $102.7 million, $103.2 million, $105.4 million, $106.6 million and $631.9 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2009 and the four successive years is $0.9 million, $0.9 million, $0.5 million, $0.4 million, $0.2 million and $0.1 million thereafter.

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2008, these arrangements include commitments by the Company to provide equity financing of $711.3 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2008. AXA Equitable had $15.0 million in commitments under existing mortgage loan agreements at December 31, 2008.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2008, AllianceBerstein was not required to perform under the agreement and at December 31, 2008 had no liability outstanding in connection with the agreement.

19)     LITIGATION

        A putative class action entitled Stefanie Hirt, et al. v. The Equitable Retirement Plan for Employees, Managers and Agents, et al. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". The complaint challenged the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs alleged that the change to the cash balance formula violated ERISA by reducing the rate of accruals based on age, failed to comply with ERISA's notice requirements and improperly applied the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violated ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violated ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim was dismissed. In March 2003, plaintiffs filed an amended complaint elaborating on the remaining claims in the original complaint and adding additional class and individual claims alleging that the adoption and announcement of the cash balance formula and the subsequent announcement of changes in the application of the cash balance formula failed to comply with ERISA. By order dated May 2003, the District Court, as requested by the parties, certified the case as a class action, including a sub-class of all current and former Plan participants, whether active, inactive or retired, their beneficiaries or estates, who were subject to a 1991 change in application of the cash balance formula. In September 2006, the district court granted summary judgment in favor of the defendants. The court ruled that (a) the cash balance provisions of the Equitable Plan do not violate the age discrimination provisions of ERISA, (b) while the notice of plan changes provided to participants in 1990 was not adequate, the notice of plan changes provided to participants in 1992 satisfied the ERISA notice requirements regarding delivery and content, and (c) the claims of the named plaintiffs are barred by statute of limitations. The Court found that other individual class members were not precluded from asserting claims for additional benefit accruals from January 1991 through January 1993 to the extent that such individuals could show that the statute of limitations did not bar their claims. In October 2006, plaintiffs filed a notice of appeal and defendants filed a cross appeal. In July 2008, the Court of Appeals affirmed the lower court's decision that the cash balance plan does not violate the age discrimination provisions of ERISA and that plaintiffs' claims also were barred by the statute of limitations.

        In September 2008, the Court of Appeals denied plaintiffs motion for rehearing. The time for plaintiffs to make an appeal to the United States Supreme Court has expired.

        In April 2004, a purported nationwide class action lawsuit was filed in the Circuit Court for Madison County, Illinois entitled Matthew Wiggenhorn v. Equitable Life Assurance Society of the United States. The lawsuit alleges that AXA Equitable uses stale prices for the foreign securities within the investment divisions of its variable insurance products. The complaint further alleges that AXA Equitable's use of stale pricing diluted the returns of the purported class. The complaint also alleges that AXA Equitable breached its fiduciary duty to the class by allowing market timing in general within AXA Equitable's variable insurance products, thereby diluting the returns of the class. In June 2005, this case was transferred by the Judicial Panel on Multidistrict Litigation to the U.S. District Court in Maryland, where other market-timing related litigation is pending. In June 2005, plaintiff filed an amended complaint. In July 2005, AXA Equitable filed a motion to dismiss the amended complaint. In June 2006, AXA Equitable's motion to dismiss the amended complaint was granted and, in June 2006, plaintiff appealed. As of April 2007, the appeal was fully briefed. In October 2008, oral arguments on the appeal were held. In January 2009, the Fourth Circuit Court of Appeals affirmed the District Court's decision to dismiss the amended complaint.

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. The original trial date of May 2009 has been stayed, and the Court has not set a new trial date. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction. In February 2009, the Court denied AXA Equitable's motion to dismiss the complaint.

        AXA Equitable and/or AXA Advisors LLC is currently the subject of four putative class actions pending in Federal court alleging certain wage and hour violations with regard to certain sales personnel. The cases were filed between July 2006 and September 2007. Each of the cases seek substantially the same relief under essentially the same theories of recovery: violation of the Fair Labor Standards Act for failure to pay minimum wage and overtime and violation of similar provisions under state labor laws in the respective states. In September 2007, the parties agreed to consolidate all four pending cases in the Northern District of California. The cases include the following: Meola v. AXA Advisors and AXA Equitable; Lennon v. AXA Advisors, et al.; Bolea v. AXA Advisors, LLC and AXA Equitable, et. al.; and Dhruv v. AXA Advisors, LLC, et al. Plaintiffs seek compensatory damages, restitution of all wages improperly withheld or deducted, punitive damages, penalties, and attorneys' fees. In February 2009, the parties filed a proposed settlement agreement with the Court. In March 2009, the Court preliminarily denied without prejudice the parties' motion for preliminary approval of the settlement. The Court requested that the parties refile the motion revising certain portions of the proposed notices by the end of March 2009.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. Payment of dividends in 2009 would require the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. This formula would not permit AXA Equitable to pay shareholder dividends during 2009. For 2008, 2007 and 2006, the Insurance Group statutory net (loss) income totaled $(1,074.8) million, $605.8 million and $532.3 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,588.1 million and $7,812.0 million at December 31, 2008 and 2007, respectively. In both 2007 and 2006, AXA Equitable paid shareholder dividends of $600.0 million; no dividends were paid in 2008.

        At December 31, 2008, AXA Equitable, in accordance with various government and state regulations, had $59.5 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and principal related to surplus notes require approval from the State of New York Insurance Department (the "NYID"). Interest expense in 2009 will approximate $71.0 million.

        At December 31, 2008 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2008.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business as only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; and (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and shareholder's equity on a U.S. GAAP basis.

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and
          capital stock....................................  $    (3,414.3)      $       71.7       $    1,386.5
        Change in AVR......................................         (808.4)            (167.2)             279.3
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................       (4,222.7)             (95.5)           1,665.8
        Adjustments:

          Future policy benefits and policyholders'
            account balances...............................            3.2              415.1             (144.3)
          DAC..............................................       (2,089.9)             620.1              674.1
          Deferred income taxes............................       (4,116.6)            (677.8)             517.3
          Valuation of investments.........................        3,695.4                2.8                2.6
          Valuation of investment subsidiary...............        5,046.4              461.7           (2,122.7)
          Change in fair value of guaranteed minimum
             income benefit reinsurance contracts..........        1,566.8                6.9              (14.8)
          Pension adjustment..............................         1,389.7                -                  -
          Premiums and benefits ceded to AXA Bermuda......         2,846.7                -                  -
          Issuance of surplus notes.......................        (1,000.0)               -                  -
          Shareholder dividends paid......................             -                600.0              600.0
          Changes in non-admitted assets...................          136.9               19.4              (57.4)
          Other, net.......................................          (12.6)            (150.3)             (72.6)
          U.S. GAAP adjustments for Wind-up Annuities .....          (16.7)              31.2               28.8
                                                            -----------------   ----------------   -----------------
        Consolidated Net Earnings .........................  $     3,226.6       $    1,233.6       $    1,076.8
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2008               2007                2006
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     3,155.0       $    6,569.3       $    6,497.6
        AVR................................................          433.1            1,242.7            1,409.9
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,588.1            7,812.0            7,907.5
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,487.3)          (2,270.2)          (2,574.1)
          DAC..............................................        7,482.0            9,019.3            8,316.5
          Deferred income taxes............................       (4,585.1)          (1,089.3)            (627.1)
          Valuation of investments.........................       (2,312.5)             457.1              867.9
          Valuation of investment subsidiary...............          588.1           (4,458.3)          (4,920.0)
          Fair value of GMIB
             reinsurance contracts.........................        4,821.7              124.7              117.8
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,495.8                -                  -
          Non-admitted assets..............................        1,144.0            1,014.5              994.5
          Issuance of surplus notes........................       (1,524.9)            (524.8)            (524.8)
          Adjustment to initially apply SFAS No.158,
             net of income taxes...........................            -                  -               (449.5)
          Other, net.......................................          141.3               76.0              433.6
          U.S. GAAP adjustments for Wind-up Annuities......           12.4                1.5              (59.9)
                                                            -----------------   ----------------   ------------------
        Consolidated Shareholder's Equity..................  $    11,363.6       $   10,162.5       $    9,482.4
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2008               2007               2006
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)
       SEGMENT REVENUES:

       Insurance..........................................   $    15,115.1       $     6,938.0     $     5,966.9
       Investment Management (1)..........................         3,542.7             4,561.8           4,002.7
       Consolidation/elimination..........................           (76.5)              (91.4)            (90.0)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $    18,581.3       $    11,408.4     $     9,879.6
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $93.3 million, $128.9 million and $120.8 million for 2008, 2007 and 2006, respectively, are included in total revenues of the Investment Management segment.

        SEGMENT EARNINGS FROM CONTINUING                           2008                2007               2006
          OPERATIONS BEFORE INCOME                          -----------------   -----------------  -----------------
          TAXES AND MINORITY INTEREST:                                             (IN MILLIONS)
       Insurance..........................................   $     4,486.5      $     1,298.9      $       881.9
       Investment Management..............................           932.2            1,400.5            1,198.4
       Consolidation/elimination..........................             (.4)               -                  -
                                                            -----------------   -----------------  -----------------
       Total Earnings from Continuing Operations
          before Income Taxes and Minority Interest.......   $     5,418.3      $     2,699.4      $     2,080.3
                                                            =================   =================  =================

                                                                        DECEMBER 31,
                                                            -------------------------------------
                                                                  2008                2007
                                                            -----------------   -----------------
                                                                       (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................   $   123,757.2       $   144,962.2
       Investment Management..............................        12,520.2            14,962.7
       Consolidation/elimination..........................           (11.2)                1.1
                                                            -----------------   -----------------
       Total Assets.......................................   $   136,266.2       $   159,926.0
                                                            =================   =================

        In accordance with SEC regulations, securities with a fair value of $2,547.9 million and $2,333.2 million have been segregated in a special reserve bank custody account at December 31, 2008 and 2007, respectively for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2008 and 2007 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ----------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ----------------
                                                                       (IN MILLIONS)
        2008
        ----
        Total Revenues................  $     3,792.6      $     2,411.1       $    3,387.4         $    8,990.2
                                       =================  =================   ==================   ================
        Earnings from Continuing
          Operations..................  $       600.1      $       510.2       $       96.6         $    2,039.5
                                       =================  =================   ==================   ================
        Net Earnings..................  $       607.4      $       510.6       $       96.6         $    2,012.0
                                       =================  =================   ==================   ================
        2007
        ----
        Total Revenues................  $     2,677.9      $     2,608.2       $    2,938.5         $    3,183.8
                                       =================  =================   ==================   ================
        Earnings from
          Continuing Operations.......  $       295.7      $       232.0       $      356.6         $      352.4
                                       =================  =================   ==================   ================
        Net Earnings..................  $       299.6      $       218.2       $      362.4         $      353.4
                                       =================  =================   ==================   ================

AXA Equitable Life Insurance Company

Variable Life Insurance Policies



Paramount Life(SM)       Incentive Life(R)
IL Protector             Survivorship Incentive Life(SM)
IL COLI                  Incentive Life(R) '02
IL COLI '04              Survivorship Incentive Life(SM) '02
Incentive Life Plus      Incentive Life(R) '06
Survivorship 2000        Incentive Life Legacy(R)
Incentive Life(R) 2000   Survivorship Incentive Life(SM) Legacy
Champion 2000            Incentive Life Optimizer



PROSPECTUS SUPPLEMENT DATED MAY 1, 2009
--------------------------------------------------------------------------------


This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy listed above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.


LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION


As described in your Prospectus, your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option ("GIO") during certain time periods (the "GIO Transfer Period"). See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through September 30, 2009, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through September 30, 2009), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer via the Internet by visiting our axa-equitable.com website and registering for online account access. If you need assistance, please contact a customer service representative by calling 1-800-777-6510. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern
Time) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern Time) on September 30, 2009, in order to take advantage of this unrestricted transfer opportunity.


Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.









                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104


   Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.
       Incentive Life(R) and Incentive Life Legacy(R), are issued by and are registered service marks of AXA Equitable Life Insurance Company.
            Paramount Life(SM) and Survivorship Incentive Life(SM) are service marks of AXA Equitable Life Insurance Company.


EVM (5/09)                                                              (5/09)
IF/NB                                                                   x02433

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green

Corporate Owned Incentive Life


An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


PROSPECTUS DATED MAY 1, 2009


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.

--------------------------------------------------------------------------------


This prospectus describes the Corporate Owned Incentive Life ("Corporate Owned IL") policy, but is not itself a policy. The policy, which includes the policy form, the application and any applicable endorsements or riders, is the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the policy's provisions in this prospectus is current as of the date of this prospectus; however, because certain provisions may be changed after the date of this prospectus in accordance with the policy, the description of the policy's provisions in this prospectus is qualified in its entirety by the terms of the actual policy. All optional features and benefits described in the prospectus may not be available at the time you purchase the policy. We reserve the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.


Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.


Under our current rules, the Corporate Owned IL policy will be offered to corporations and other business entities where the following conditions are met at issue:


o The policies are owned by the corporation or business entity, or are individually owned in non-qualified benefit plans, or are "split-dollar" cases that are collaterally assigned to the corporation or business entity;

o The persons proposed to be insured are deemed by us to be "highly compensated" individuals;

o The minimum initial premium under each policy is remitted to AXA Equitable by the employer;

o The aggregate annualized first year planned periodic premium is at least $100,000 and a minimum of two policies are issued, each on the life of a different insured person; and

o The policy is issued as part of a case. A case is a grouping of two or more policies connected by a non-arbitrary factor. Examples of factors are individuals who share a common employment, business, or other relationship.


WHAT IS CORPORATE OWNED IL?

Corporate Owned IL is issued by AXA Equitable. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:




--------------------------------------------------------------------------------
Variable investment options
--------------------------------------------------------------------------------
Fixed income
--------------------------------------------------------------------------------
o EQ/Global Bond PLUS(2)                 o Fidelity VIP High Income
o EQ/Intermediate Government Bond        o Fidelity VIP Investment Grade Bond
  Index                                  o Multimanager Core Bond
o EQ/ Money Market                       o Multimanager Multi-Sector Bond(2)
o EQ/Quality Bond PLUS
--------------------------------------------------------------------------------
Domestic stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein Small Cap         o EQ/Small Company Index
  Growth                                 o EQ/T. Rowe Price Growth Stock
o EQ/BlackRock Basic Value Equity        o Fidelity VIP Contrafund(R)
o EQ/Capital Guardian Research           o Fidelity VIP Equity-Income
o EQ/Common Stock Index(2)               o Fidelity VIP Growth & Income
o EQ/Equity 500 Index                    o Fidelity VIP Mid Cap
o EQ/Evergreen Omega                     o Fidelity VIP Money Market(3)
o EQ/Focus PLUS(2)                       o Fidelity VIP Value
o EQ/JPMorgan Value Opportunities        o Fidelity VIP Value Strategies
o EQ/Lord Abbet Mid Cap Value            o Multimanager Aggressive Equity
o EQ/Large Cap Core PLUS                 o Multimanager Mid Cap Value
o EQ/Large Cap Growth Index              o Target 2015 Allocation
o EQ/Large Cap Growth PLUS               o Target 2025 Allocation
o EQ/Large Cap Value PLUS                o Target 2035 Allocation
o EQ/Mid Cap Index                       o Target 2045 Allocation
o EQ/Mid Cap Value PLUS
--------------------------------------------------------------------------------
International stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International     o EQ/Global Multi-Sector Equity(2)
o EQ/BlackRock International Value
--------------------------------------------------------------------------------
Balanced/hybrid
--------------------------------------------------------------------------------
o Fidelity VIP Asset Manager: Growth(R)
--------------------------------------------------------------------------------
Specialty
--------------------------------------------------------------------------------
o EQ/Van Kampen Real Estate              o Multimanager Technology
o Multimanager Health Care               o Natural Resources
--------------------------------------------------------------------------------
Allocation
--------------------------------------------------------------------------------
o AXA Aggressive Allocation(1)           o AXA Moderate Allocation(1)
o AXA Conservative Allocation(1)         o AXA Moderate-Plus Allocation(1)
o AXA Conservative-Plus Allocation(1)
--------------------------------------------------------------------------------



(1) Also referred to as an "AXA Allocation investment option" in this prospectus.

(2) This is the variable investment option's new name, effective on or about May 1, 2009, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for the variable investment option's former name.

(3) This variable investment option is available on or about May 1, 2009, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for more information on the new variable investment option.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                          X02428

                                                             Corporate Owned IL

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Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of AXA Premier VIP Trust, EQ Advisors Trust, Fidelity Variable Insurance Products or The Prudential Series Fund (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free. For more tax information, please see "Tax information" later in this prospectus. In this section you will also find additional information about possible estate tax consequences associated with death benefits under "Estate, gift, and generation-skipping taxes".

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) borrow or withdraw amounts you have accumulated, (3) increase or decrease the amount of insurance coverage, (4) choose between two life insurance benefit options and
(5) obtain certain optional benefits that we offer by "riders" to your policy.


OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies including products designed specifically for this marketplace, which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. Replacing existing insurance with Corporate Owned IL or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.

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Contents of this prospectus

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--------------------------------------------------------------------------------
1. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES
   OU WILL PAY                                                               1
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Tables of policy charges                                                     1
How we allocate charges among your investment options                        4
Changes in charges                                                           4

--------------------------------------------------------------------------------
2. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
   AND RISKS                                                                 5
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                            5
The minimum amount of premiums you must pay                                  6
Enhanced amount                                                              6
Investment options within your policy                                        7
About your life insurance benefit                                            7
Alternative higher death benefit in certain cases                            8
The Integrated Term rider                                                    8
Change of death benefit option                                              10

You can increase or decrease your insurance coverage                        10

Accessing your money                                                        11
Risks of investing in a policy                                              11

How the Corporate Owned IL variable life
     insurance policy is available                                          11


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3. WHO IS AXA EQUITABLE?                                                    12
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How to reach us                                                             12
About our Separate Account FP                                               13
Your voting privileges                                                      13

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4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                       14
--------------------------------------------------------------------------------
Portfolios of the Trusts                                                    14

--------------------------------------------------------------------------------
5. DETERMINING YOUR POLICY'S VALUE                                          19
--------------------------------------------------------------------------------

Your policy account value                                                   19


----------------
"We," "our" and "us" refer to AXA Equitable. "Financial professional" means the registered representative of AXA Advisors or AXA Distributors who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.


This prospectus does not offer Corporate Owned IL anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.


                                                  Contents of this prospectus  i

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                           www.axa-equitable.com/green


--------------------------------------------------------------------------------
6. TRANSFERRING YOUR MONEY AMONG OUR
   INVESTMENT OPTIONS                                                       20
--------------------------------------------------------------------------------
Transfers you can make                                                      20
How to make transfers                                                       20
Our automatic transfer service                                              20
Our asset rebalancing service                                               20
Transfers by third parties                                                  21

--------------------------------------------------------------------------------
7. ACCESSING YOUR MONEY                                                     22
--------------------------------------------------------------------------------
Borrowing from your policy                                                  22
Making withdrawals from your policy                                         22
Surrendering your policy for its net cash surrender value                   23

--------------------------------------------------------------------------------
8. TAX INFORMATION                                                          24
--------------------------------------------------------------------------------

Basic income tax treatment for you and your beneficiary                     24

Tax treatment of distributions to you (loans, partial
     withdrawals and full surrender)                                        24
Business and employer owned policies                                        25
Requirement that we diversify investments                                   26
Estate, gift, and generation-skipping taxes                                 26
Pension and profit-sharing plans                                            26
Split-dollar and other employee benefit programs                            26
ERISA                                                                       27
Our taxes                                                                   27
When we withhold taxes from distributions                                   27
Possibility of future tax changes and other tax information                 27

--------------------------------------------------------------------------------
9. MORE INFORMATION ABOUT POLICY FEATURES AND
   BENEFITS                                                                 29
--------------------------------------------------------------------------------
Other benefits you can add by rider                                         29

Variations among Corporate Owned IL policies                                29

Your options for receiving policy proceeds                                  29
Your right to cancel within a certain number of days                        29

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10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                           30
--------------------------------------------------------------------------------
Deducting policy charges                                                    30
Charges that the Trusts deduct                                              32

--------------------------------------------------------------------------------
11. MORE INFORMATION ABOUT PROCEDURES THAT APPLY
    TO YOUR POLICY                                                          33
--------------------------------------------------------------------------------
Dates and prices at which policy events occur                               33
Policy issuance                                                             33
Ways to make premium and loan payments                                      34
Assigning your policy                                                       34
Requirements for surrender requests                                         34
Gender-neutral policies                                                     35

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12. MORE INFORMATION ABOUT OTHER MATTERS                                    36
--------------------------------------------------------------------------------
About our general account                                                   36
Transfers of your account value                                             36
Suicide and certain misstatements                                           37
When we pay policy proceeds                                                 37
Changes we can make                                                         37
Reports we will send you                                                    38
Distribution of the policies                                                38
Legal proceedings                                                           39
Consent to jurisdiction                                                     39

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13. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP
     AND AXA EQUITABLE                                                      40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14. PERSONALIZED ILLUSTRATIONS                                              41
--------------------------------------------------------------------------------
Illustrations of policy benefits                                            41

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APPENDIX I: HYPOTHETICAL ILLUSTRATIONS                                     I-1
--------------------------------------------------------------------------------

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APPENDIX II: INTEGRATED TERM RIDER EXAMPLES                               II-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REQUESTING MORE INFORMATION

Statement of Additional Information
Table of contents
--------------------------------------------------------------------------------

ii  Contents of this prospectus

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An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                                            Page

account value                                                                 19
Administrative Office                                                         12
age; age at issue                                                             34
Allocation Date                                                                7
alternative death benefit                                                      8
amount at risk                                                                30
anniversary                                                                   33
assign; assignment                                                            34
automatic transfer service                                                    20
AXA Equitable                                                                 12
AXA Equitable Access Account                                                  29
AXA Financial, Inc.                                                           12
AXA Premier VIP Trust                                                      cover
base policy                                                                    9
basis                                                                         25
beneficiary                                                                   29
business day                                                                  33
case                                                                       cover
cash surrender value                                                          19
Code                                                                           5
collateral                                                                    22
cost of insurance charge                                                      30
day                                                                           33
default                                                                        6
disruptive transfer activity                                                  36
Enhanced Amount                                                                6
EQ Advisors Trust                                                          cover
face amount                                                                    7
Fidelity Variable Insurance Products                                       cover
grace period                                                                   6
guaranteed interest option                                                     7
Guaranteed Interest Account                                                    7
Corporate Owned IL                                                         cover
Integrated term rider (ITR)                                                    8
Investment Funds                                                               7
investment option                                                          cover
issue date                                                                    26
ITR face amount                                                                8
lapse                                                                          6
life insurance qualification test                                              5
loan, loan interest                                                           22
market timing                                                                 36
modified endowment contract                                                   24
month, year                                                                   33
monthly deduction                                                              6
monthly insurance charge                                                      30
net amount at risk                                                             8
net cash surrender value                                                      19
net death benefit                                                              8
net policy account value                                                      19
option A, B                                                                  7-8
our                                                                            i
owner                                                                          i
partial withdrawal                                                            23
payment option                                                                29
planned periodic premium                                                       5
policy                                                                     cover
policy account value                                                          19

                                                                            Page

Portfolio                                                                  cover
premium payments                                                               5
prospectus                                                                 cover
rebalancing                                                                   20
receive                                                                       33
restore, restoration                                                           6
SEC                                                                        cover
Separate Account FP                                                           13
state                                                                          i
subaccount                                                                    13
surrender                                                                     23
target amount                                                                  9
target premium                                                                 9
term insurance benefit                                                         9
The Prudential Series Fund                                                 cover
transfers                                                                     20
Trust                                                                      cover
units                                                                         19
unit values                                                                   19
us                                                                             i
variable investment option                                                 cover
we                                                                             i
withdrawal                                                                    22
you, your                                                                      i


                                           An index of key words and phrases iii

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1. Risk/benefit summary: Charges and expenses you will pay

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TABLES OF POLICY CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.

This table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. The current charges may be lower than the guaranteed maximum for certain charges.(1)

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                                                    Transaction Fees
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Charge                        When charge is deducted   Maximum amount that may be deducted
------------------------------------------------------------------------------------------------------------------------------------
Premium charge                From each premium         2.25% of each premium (4.5% for policies issued in Oregon and Puerto Rico)
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Charge for state and local    From each premium         5% (currently)
taxes(2)
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Charge for federal taxes(3)   From each premium         1.25% of each premium paid
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Transfers among               Upon transfer             $25 per transfer(4)
investment options
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This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.

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                              Periodic charges other than underlying trust portfolio operating expenses
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Charge                        When charge is deducted   Maximum amount that may be deducted
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Cost of insurance             Monthly                   Charge per $1,000 of our amount at risk:(8)
charge (5)(6)(7)
                                                        Highest: $83.33
                                                        Lowest: $0.04
                                                        Representative (for a 45-year-old non-tobacco using male): $0.19(9)
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Mortality and expense         Monthly                                                       Annual % of your value
risk charge                                                         Policy Year       in our variable investment options
                                                        ----------------------------------------------------------------------------
                                                                        1-10                      0.50%
                                                                        11+                       0.35%
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Administrative charge (5)(6)  Monthly                   (1) Amount deducted: $15
                                                                                        plus

                                                        (2) Charge per $1,000 of the initial base policy face amount and any requested base policy face amount increase:

                                                        Policy Years 1-20 (and any 20 year period following a face amount increase):
                                                        Highest: $0.70
                                                        Lowest $0.15
                                                        Representative (for a 45-year-old non-tobacco using male): $0.27(10)
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Loan interest spread(11)      On each policy            1% of loan amount
                              anniversary (or on loan
                              termination, if earlier)
------------------------------------------------------------------------------------------------------------------------------------

1 Risk/benefit summary: Charges and expenses you will pay

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                              Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
Optional rider charge         When charge is deducted   Maximum amount that may be deducted
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Integrated term rider (5)(7)  Monthly (while the rider  Charge per $1,000 of rider term insurance benefit:
                              is in effect)
                                                        Highest: $83.33
                                                        Lowest: $0.04
                                                        Representative (for a 45-year-old non-tobacco using male): $0.20(9)

(1) For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this pro spectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the policy charges listed in this table, based on various assumptions.

(2) Please refer to "Deducting policy charges" under "More information about certain policy charges" for more information on the charge for state and local taxes.

(3) The charge for federal taxes is used to cover our estimated costs of federal income tax treatment of deferred acquisition costs.

(4) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursu ant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.

(5) Since the charges may vary based on individual characteristics of the insured, these charges may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."

(6)  Not applicable after the insured person reaches age 100.

(7) Insured persons who present particular health, occupational or avocational risks may be charged other additional charges as specified in their policies.

(8) Assuming there have been no face amount increases, our amount "at risk" is the difference between the amount of death benefit and the policy account value as of the deduction date. For periods during which the alternative higher death benefit is operative, the amount at risk is greater and this may result in higher cost of insurance charges. See "More information about certain policy charges" for more information about face amount increases.

(9) This representative amount is the rate we guarantee in the first policy year, or in the first year following a face amount increase, for a representative insured male age 45 at issue, or at the time of a requested face amount increase, in the Guaranteed Issue non-tobacco user risk class.

(10) This representative amount is the rate we guarantee for a representative insured male age 45 at issue, or at the time of a requested face amount increase, in the Guaranteed Issue, non-tobacco user risk class.

(11) We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. See "Loan interest we charge" and "Interest that we credit on loan collateral" under "Borrowing from your policy" in "Accessing your money" later in this prospectus.


You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.



--------------------------------------------------------------------------------
        Portfolio operating expenses expressed as an annual percentage of daily net assets
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2008 (expenses    Lowest   Highest
that are deducted from Portfolio assets including management    ------   -------
fees, 12b-1 fees, service fees and/or other expenses)(1)        0.39%    2.45%
--------------------------------------------------------------------------------


                       Risk/benefit summary: Charges and expenses you will pay 2

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This table shows the fees and expenses for 2008 as an annual percentage of each Portfolio's daily average net assets.



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                                                                            Acquired         Total                         Net
                                                                           Fund Fees        Annual       Fee Waivers      Annual
                                                                              and          Expenses        and/or        Expenses
                                       Manage-                              Expenses        (Before        Expense        (After
                                        ment      12b-1      Other        (Underlying       Expense      Reimburse-      Expense
Portfolio Name                         Fees(2)   Fees(3)   Expenses(4)   Portfolios)(5)   Limitations)     ments(6)     Limitations)
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation               0.10%        --      0.18%            0.94%         1.22%          (0.22)%        1.00%
AXA Conservative Allocation             0.10%        --      0.20%            0.68%         0.98%          (0.23)%        0.75%
AXA Conservative-Plus Allocation        0.10%        --      0.20%            0.76%         1.06%          (0.21)%        0.85%
AXA Moderate Allocation                 0.10%        --      0.17%            0.82%         1.09%          (0.19)%        0.90%
AXA Moderate-Plus Allocation            0.10%        --      0.17%            0.87%         1.14%          (0.19)%        0.95%
Multimanager Aggressive Equity          0.59%        --      0.16%              --          0.75%             --          0.75%
Multimanager Core Bond                  0.53%        --      0.18%              --          0.71%           0.00%         0.71%
Multimanager Health Care                0.95%        --      0.22%              --          1.17%             --          1.17%
Multimanager Mid Cap Value              0.80%        --      0.19%              --          0.99%             --          0.99%
Multimanager Multi-Sector Bond          0.53%        --      0.18%              --          0.71%             --          0.71%
Multimanager Technology                 0.95%        --      0.22%            0.01%         1.18%             --          1.18%
Target 2015 Allocation                  0.10%      0.25%     0.45%            0.58%         1.38%          (0.20)%        1.18%
Target 2025 Allocation                  0.10%      0.25%     0.47%            0.58%         1.40%          (0.22)%        1.18%
Target 2035 Allocation                  0.10%      0.25%     0.84%            0.57%         1.76%          (0.59)%        1.17%
Target 2045 Allocation                  0.10%      0.25%     1.53%            0.57%         2.45%          (1.28)%        1.17%
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International      0.73%        --      0.17%              --          0.90%           0.00%         0.90%
EQ/AllianceBernstein Small Cap Growth   0.75%        --      0.14%              --          0.89%             --          0.89%
EQ/BlackRock Basic Value Equity         0.56%        --      0.12%              --          0.68%             --          0.68%
EQ/BlackRock International Value        0.83%        --      0.20%              --          1.03%           0.00%         1.03%
EQ/Capital Guardian Research            0.65%        --      0.12%              --          0.77%          (0.05)%        0.72%
EQ/Common Stock Index                   0.35%        --      0.11%              --          0.46%             --          0.46%
EQ/Equity 500 Index                     0.25%        --      0.14%              --          0.39%             --          0.39%
EQ/Evergreen Omega                      0.65%        --      0.25%              --          0.90%           0.00%         0.90%
EQ/Focus PLUS                           0.50%        --      0.22%              --          0.72%           0.00%         0.72%
EQ/Global Bond PLUS                     0.55%        --      0.22%              --          0.77%             --          0.77%
EQ/Global Multi-Sector Equity           0.73%        --      0.36%              --          1.09%             --          1.09%
EQ/Intermediate Government Bond Index   0.35%        --      0.14%              --          0.49%             --          0.49%
EQ/JPMorgan Value Opportunities         0.60%        --      0.16%              --          0.76%          (0.01)%        0.75%
EQ/Large Cap Core PLUS                  0.50%        --      0.27%            0.03%         0.80%          (0.05)%        0.75%
EQ/Large Cap Growth Index               0.35%        --      0.13%              --          0.48%             --          0.48%
EQ/Large Cap Growth PLUS                0.51%        --      0.24%              --          0.74%           0.00%         0.74%
EQ/Large Cap Value PLUS                 0.49%        --      0.13%              --          0.62%           0.00%         0.62%
EQ/Lord Abbett Mid Cap Value            0.70%        --      0.16%              --          0.86%          (0.06)%        0.80%
EQ/Mid Cap Index                        0.35%        --      0.12%              --          0.47%             --          0.47%
EQ/Mid Cap Value PLUS                   0.55%        --      0.22%            0.03%         0.80%           0.00%         0.80%
EQ/Money Market                         0.30%        --      0.17%              --          0.47%             --          0.47%
EQ/Quality Bond PLUS                    0.40%        --      0.19%              --          0.59%             --          0.59%
EQ/Small Company Index                  0.25%        --      0.20%              --          0.45%             --          0.45%
EQ/T. Rowe Price Growth Stock           0.80%        --      0.16%              --          0.96%          (0.01)%        0.95%
EQ/Van Kampen Real Estate               0.90%        --      0.15%              --          1.05%          (0.04)%        1.01%
------------------------------------------------------------------------------------------------------------------------------------
The Prudential Series Fund - Class II
------------------------------------------------------------------------------------------------------------------------------------
Natural Resources                       0.45%      0.25%     0.20%              --          0.90%             --          0.90%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products - Service Class 2
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth      0.56%      0.25%     0.20%              --          1.01%             --          1.01%
Fidelity VIP Contrafund                 0.56%      0.25%     0.10%              --          0.91%             --          0.91%
Fidelity VIP Equity-Income              0.46%      0.25%     0.11%              --          0.82%             --          0.82%
Fidelity VIP Growth & Income            0.46%      0.25%     0.13%              --          0.84%             --          0.84%
Fidelity VIP High Income                0.57%      0.25%     0.14%              --          0.96%             --          0.96%
Fidelity VIP Investment Grade Bond      0.32%      0.25%     0.10%              --          0.67%             --          0.67%
Fidelity VIP Mid Cap                    0.56%      0.25%     0.12%              --          0.93%             --          0.93%
Fidelity VIP Money Market*              0.19%      0.25%     0.10%              --          0.54%             --          0.54%
Fidelity VIP Value**                    0.56%      0.25%     0.23%              --          1.04%             --          1.04%
Fidelity VIP Value Strategies           0.56%      0.25%     0.18%              --          0.99%             --          0.99%
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3 Risk/benefit summary: Charges and expenses you will pay

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* This variable investment option is available on or about May 1, 2009, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for * more information on the new variable investment option.

** The annual class operating expenses for Fidelity VIP Value are based on historical expenses adjusted to reflect current fees.

(1) Total Annual Portfolio Operating Expenses are based, in part, on estimated expense amounts for options added during the fiscal year 2008 and for the under lying portfolios.

(2) The management fees shown for the Trusts reflect revised management fees, effective May 1, 2009, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(3) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For portfolios of the EQ Advisors Trust and AXA Premier VIP Trust (our "affiliated trusts"), the maximum annual distribution and/or service (12b-1) fee for Class B and IB shares of the portfolios is 0.50% of the average daily net assets attributable to those shares. Under arrangements approved by each affiliated trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to Class B and Class IB shares of the portfolios. These arrangements will be in effect at least until April 30, 2010. For information on Rule 12b-1 fees of the unaffiliated trusts, please see the prospectuses for those trusts. A "--" indicates that there is no Rule 12b-1 Plan in place for the portfolio shown.

(4) Other expenses shown are those incurred in 2008. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses.


(5) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.


(6) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limita tion in effect, "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. The amounts shown in this column for Portfolios of AXA Premier VIP Trust and EQ Advisors Trust result from expense limitation agreements that the Investment Manager, AXA Equitable Life Insurance Company ("AXA Equitable") has entered into with respect to those Portfolios, and are effective through April 30, 2010 (unless the Board of Trustees, including a majority of the independent Trustees, of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits such Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portions in which the Portfolio invests and extraordinary expenses) to not more than amounts specified in the agreements. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. Fidelity Management & Research Company, the manager of Fidelity VIP Value and Fidelity VIP Value Strategies, has voluntarily agreed to reimburse expenses in excess of specified amounts. See the prospectus for each applicable underlying Trust for more information about the arrangements. The Fidelity Variable Insurance Product Portfolios also use a portion of their custody fees to reduce each Portfolio's expenses. In addition, a portion of the brokerage commissions of certain Portfolios of the Trusts are used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce Portfolio expenses, the net expenses would be as shown in the table below:



   -----------------------------------------------
   Portfolio Name
   -----------------------------------------------
   Multimanager Aggressive Equity          0.73%
   -----------------------------------------------
   Multimanager Health Care                1.15%
   -----------------------------------------------
   Multimanager Technology                 1.17%
   -----------------------------------------------
   EQ/AllianceBernstein Small Cap Growth   0.87%
   -----------------------------------------------
   EQ/Capital Guardian Research            0.71%
   -----------------------------------------------
   EQ/Evergreen Omega                      0.88%
   -----------------------------------------------
   EQ/Global Multi-Sector Equity           1.08%
   -----------------------------------------------
   EQ/Lord Abbett Mid Cap Value            0.79%
   -----------------------------------------------
   EQ/Mid Cap Value PLUS                   0.79%
   -----------------------------------------------
   Fidelity VIP Contrafund                 0.90%
   -----------------------------------------------
   Fidelity VIP Mid Cap                    0.92%
   -----------------------------------------------
   Fidelity VIP Value Strategies           0.98%
   -----------------------------------------------


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

We will allocate the policy's monthly deductions among your investment options proportionately to your value in each.

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policyholders of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in-force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

                       Risk/benefit summary: Charges and expenses you will pay 4

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2. Risk/benefit summary: Policy features, benefits and risks

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Corporate Owned IL is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.


Adding the Integrated Term rider to your base policy can increase the benefits under your policy. If you are eligible, you should consider whether a certain portion of your benefits should be provided through the use of this rider. The Integrated Term rider is listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $250, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.


SECTION 1035 EXCHANGES OF POLICIES. If we approve, you may purchase a Corporate Owned IL policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code ("Code") Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Corporate Owned IL policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Corporate Owned IL policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).


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You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest the insured's 100th birthday, so long as
(i) you pay enough to prevent your policy from lapsing and (ii) you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
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YOUR CHOICE OF A LIFE INSURANCE QUALIFICATION TEST AND LIMITS ON PREMIUM PAYMENTS. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to your policy's insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. In addition, your choice of tax qualification test will impact your cost of insurance charges. Under either test, if at any time your policy account value plus any Enhanced Amount (as such terms are defined later in the prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only enough premiums to keep your policy from lapsing or terminating as discussed below.

5  Risk/benefit summary: Policy features, benefits and risks

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THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough net policy account value to pay the monthly charges when due. ("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.) We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, plus any benefits due from riders, less any overdue charges, policy loans and accrued loan interest, to the beneficiary you have named.

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Your policy will terminate if you don't pay enough premiums to pay the charges we deduct. However, we will first send you a notice and give you the opportunity to pay any shortfall.
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You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information" later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The required payment will not be more than an amount sufficient to cover the total monthly deductions for 3 months, calculated from the effective date of restoration and the charges deducted from premiums. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored. The Enhanced Amount will not be restored after a policy is terminated and restored.

ENHANCED AMOUNT


This benefit can provide additional surrender value if the policy is fully surrendered within 14 years of the register date of the policy (other than a surrender that is made to exchange or replace the Corporate Owned IL policy with another life insurance policy or annuity contract as described in "Surrendering your policy for its net cash surrender value" in "Accessing your money" later in the prospectus). The Enhanced Amount is equal to the sum of accumulated charges deducted from premiums that were paid and per $1,000 of base policy face amount administrative charges, from the register date of the policy up to the date of surrender, multiplied by the factor specified in the table below. Please refer to "Appendix I: Hypothetical illustrations" for more information.


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                Policy Year                          Factor
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                     1                                1.00
                     2                                1.00
                     3                                0.96
                     4                                0.90
                     5                                0.781
                     6                                0.697
                     7                                0.595
                     8                                0.454
                     9                                0.343
                    10                                0.291
                    11                                0.171
                    12                                0.118
                    13                                0.072
                    14                                0.032
               15 and later                           0.000
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If the policy is fully surrendered during the first two policy years, we will increase the Enhanced Amount by the following: (a) at the time of full surrender in policy year one, the "1st year factor" (see table below) times 2.25% times the lesser of (1) the amount specified in the policy information section of your policy and (2) cumulative premiums paid, plus cumulative loan repayments, minus cumulative loans; (b) at the time of full surrender in policy year two, 30% times 2.25% times the lesser of (1) the amount specified in the policy information section of your policy and (2) cumulative premiums paid, plus cumulative loan repayments, minus cumulative loans, minus cumulative partial withdrawals.

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                 Policy month                   1st year factor
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                      1                                 0
                      2                               .04
                      3                               .08
                      4                               .12
                      5                               .16
                      6                               .21
                      7                               .26
                      8                               .31
                      9                               .36
                     10                               .41
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                     Risk/benefit summary: Policy features, benefits and risks 6

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                 Policy month                   1st year factor
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                      11                               .46
                      12                               .51
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The Enhanced Amount is available only upon a full surrender of this policy for its net cash surrender value and is paid directly to the policy owner. It is not available for policy loans, partial withdrawals, or to cover monthly charges, nor is it available if this policy is being exchanged or replaced with another life insurance policy or annuity contract as described in "Surrendering your policy for its net cash surrender value" in "Accessing your money" later in the prospectus.

INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next sentence, we will initially put all amounts which you have allocated to investment options into such options on the later of the business day that we receive the full minimum initial premium or the register date (the "Investment Start Date").

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the investment options into our EQ/Money Market investment option. In this case, after the free look period has ended, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the end of the free look period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and AXA Equitable. The policy is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

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You can choose among variable investment options.
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VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisors who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios."

You will find other important information about each Portfolio in the separate prospectuses for each Trust attached at the end of this prospectus including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. At any time, the rates we are declaring on existing policies may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)

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We will pay at least 2% annual interest on our guaranteed interest option.
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ABOUT YOUR LIFE INSURANCE BENEFIT


YOUR POLICY'S FACE AMOUNT. In your application to buy a Corporate Owned IL policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the smallest face amount of base coverage you can request.


You should consider whether it would be to your advantage to take out some of your coverage under our Integrated Term rider. This rider generally provides lower current charges, although the guaranteed cost of insurance is generally higher under this rider than under the base policy. See "The Integrated Term rider" below.

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If the insured person dies, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. (See "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus).
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YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:


o Option A -- The policy's face amount on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                    -- or --

7  Risk/benefit summary: Policy features, benefits and risks

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o Option B -- The policy's face amount plus the policy account value on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy account value. For this purpose, the policy account value is increased by the Enhanced Amount.


Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

Starting in the third policy year, you can change the death benefit option of the policy subject to our underwriting rules then in effect as to maximum age. If you ask us to change from Option A to Option B, we will reduce the base policy face amount by the amount in your policy account on the date the change takes effect. Reductions in base policy face amount will be in the same order as specified under "Decreases" in "You can increase or decrease your insurance coverage" below. However, we will decline to make such change if it would reduce the base policy face amount to less than the minimum shown in your policy. If you ask us to change from Option B to Option A, we will increase the base policy face amount by the amount in your policy account on the date the change takes effect. Such an increase in base policy face amount will be treated as part of the initial base policy face amount. Such reductions and increases in the base policy face amount are made so that the death benefit remains the same on the date the change takes effect.

We reserve the right to decline to make any change that we determine would cause this policy to fail to qualify as life insurance under applicable tax law as interpreted by us. We also reserve the right to decline any change that may cause this policy to lose its ability to be tested for Federal income tax purposes under the 2001 Commissioners Standard Ordinary mortality tables, as this could cause the policy to fail to qualify as life insurance for tax purposes.

ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the definition of "life insurance" under section 7702 of the Code. For this purpose, the policy account value is increased by the Enhanced Amount.

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. The alternative higher death benefit is based upon the life insurance qualification test (described above) that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value (including any applicable Enhanced Amount) on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age for the then current policy year and ranges from 250% at age 40 or under to 101% at 94 and over.
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If the policy account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the
Option A or Option B death benefit you have selected.
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For the cash value accumulation test, the alternative death benefit is computed by multiplying your policy account value (including any applicable Enhanced Amount) on the insured person's date of death by a percentage specified in your policy. The percentage depends upon the insured's age, sex and tobacco use status and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner's Standard Ordinary Mortality Tables.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT.

We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.


We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. After being reduced by all of these amounts, the death benefit is referred to as the "net death benefit."


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Subject to certain restrictions, you can request a change in your death benefit option.
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THE INTEGRATED TERM RIDER

The Integrated Term Rider (ITR) allows you to elect additional coverage for each insured person in the case (ITR face amount). The ITR may be

                    Risk/benefit summary: Policy features, benefits and risks  8

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elected when you purchase your policy, provided the case meets criteria set by AXA Equitable and described below. The ITR provides a term insurance benefit in addition to the death benefit provided by the "base policy" (the policy without the ITR). The "target amount" of a policy equals the base policy face amount plus any ITR face amount.

Under AXA Equitable's current rules, the eligibility for ITR and the maximum ITR face amount is based on the sum of the "target premiums" for all of the policies in the case purchased at the same time. A target premium for a policy relates only to the base policy for the insured (not any ITR), and it is identified in the illustration on that insured. The target premium for each policy depends upon the face amount of the base policy and the age, sex, and class of risk of the insured. Because the target premium relates only to the base policy, when you shift proposed target amount coverage from the base policy to the ITR, the target premium is reduced. That reduction in the target premium may affect your eligibility for ITR under the rules discussed below. If the sum of the target premiums for the policies in a case is less than $500,000, then you are not eligible for ITR. If the sum of the target premiums for the policies in a case is between $500,000 and $749,999, then you may purchase an ITR face amount of up to a maximum of 80% of the target amount. If the sum of the target premiums for the policies in a case is $750,000 or greater, then you may purchase an ITR face amount of up to a maximum of 90% of the target amount. As noted above, for purposes of these rules, the target premiums for the policies in the case are calculated after a proposed allocation of target amount is made between the base policies and ITR. AXA Equitable generally requires that the ratio of the ITR face amount to the target amount be the same for all policies being purchased for the case at the same time. For each policy, the minimum ITR face amount at issue is $50,000. AXA Equitable may change these rules in the future.

EXAMPLES. The following examples are for 10 policies in the same case and purchased at the same time. All insureds are assumed to be the representative insured male age 45 at issue, in the Guaranteed Issue non-tobacco user risk class, each with a target premium of $46.72 per $1,000 (0.04672) of base policy face amount.

o If the sum of target amounts is $10,702,053 (or lower), the policies cannot have any ITR because the sum of target premiums with no ITR is $499,999 (0.04672 x $10,702,053).

o If the sum of target amounts is $14,269,406 the policies can have up to 25% (or $3,567,352) of the target amount in the form of ITR, because the total target premium for the base policies (which would have a face amount of 75% x $14,269,406, or $10,702,055) is $500,000 (0.04672 x $10,702,055) at this level. Attempting to have more than 25% of target amount as ITR would result in a target premium of $499,999 or lower.

o If the sum of target amounts is $21,404,110, the policies can have up to 50% (or $10,702,055) of the target amount in the form of ITR , because the total target premium for the base policies (which would have a face amount of 50% x $21,404,110, or $10,702,055) is $500,000 (0.04672 x $10,702,055) at this level.

o If the sum of target amounts is $160,530,822 (or higher), the policies can have up to 90% (or $144,477,740) of target amount in the form of ITR because the total target premium for the base policies (which would have a face amount of 10% x $160,530,822, or $16,053,082) is $750,000 (0.04672 x
    $16,053,082) at this level.

If you purchase ITR, then the total death benefit (or "benefit") we will pay if the insured person dies is:

o Option A -- The higher of the target amount or the alternative death benefit, as described above, on the date of the insured person's death.

o Option B -- The higher of the target amount plus the policy account value or the alternative death benefit, as described above, on the date of the insured person's death.

The total term insurance benefit provided by ITR is the difference between this total death benefit and the base policy death benefit. When the death benefit of the base policy exceeds the base policy face amount (or the base policy face amount plus policy account value for Option B), then the term insurance benefit provided by ITR is reduced dollar-for-dollar by the excess amount (but not below zero). This occurs when the alternative death benefit is higher than the Option A or Option B death benefit you have selected. Please note that when the ITR term insurance benefit is reduced in this manner the ITR face amount is not changing. Therefore the ITR term insurance benefit would be restored up to the ITR face amount if and when the alternative death benefit no longer applies. See the example below. If the ITR term insurance benefit is zero, a request to reduce the target amount would not reduce your total death benefit.

For example, assume the base death benefit varies according to the following schedule. The ITR will adjust to provide death benefit proceeds equal to the target amount death benefit each year. The following example assumes the policy has an initial base policy face amount of $500,000, an initial ITR face amount of $50,000, and Option A has been elected.

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   Base Policy      Target Amount
  Death Benefit     Death Benefit     Term Insurance Benefit
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$  500,000            $550,000              $50,000
$  501,500            $550,000              $48,500
$  501,250            $550,000              $48,750
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It is possible that the term insurance benefit under the rider may be eliminated entirely as a result of increases in the base policy death benefit. Using the above example, if the alternative death benefit grew to $550,000, the term insurance benefit would be reduced to zero. (It can never be reduced below zero.) Even though the term insurance benefit is reduced to zero, the rider will remain in effect. Therefore, if the alternative death benefit is reduced below $550,000, a term insurance benefit will be calculated to maintain the target amount at the requested level. For further information, please see "Appendix II: Integrated term rider examples" later in this prospectus.

Choosing term coverage under this rider, if available, in lieu of coverage under the base policy can reduce your current (non-guaranteed) cost of insurance and administrative charges. Our current non-guaranteed cost of insurance rates for the ITR are generally lower than those for the base policy during the first 10 policy years and generally equal to or higher than those for the base policy after that. On the other hand, guaranteed maximum cost of insurance rates for ITR are

9  Risk/benefit summary: Policy features, benefits and risks

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higher than for the base policy. We reserve the right to raise the non-guaranteed cost of insurance rates for this rider at any time up to the guaranteed maximum. See "Cost of insurance charge" and "Integrated term rider
(ITR) charge" in "More information about certain policy charges" for more information. Coverage under ITR is not subject to the per $1000 administrative charge.

Coverage under the base policy continues past age 100 with no deductions for cost of insurance or administrative charges (except for the mortality and expense risk charge) while coverage under ITR ends at age 100. Coverage under the base policy will continue as long as the insured person is alive and the policy is in force.

Coverage under ITR is not convertible. Convertibility refers to the ability to exchange coverage under ITR for coverage under the base policy or another policy without providing evidence of insurability.

There may be times in which it will be to your economic advantage to include a significant portion of your insurance coverage under the ITR. These circumstances depend on many factors, including the premium levels and amounts of coverage you choose, as well as the age, sex, and rate class of each insured in the case.

To the extent you are eligible, use of the ITR instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, your agent will receive a higher commission for selling you a policy that does not include the ITR.

The ITR terminates when the base policy terminates or when the insured person reaches age 100. Otherwise, you may not terminate or cancel the ITR.

CHANGE OF DEATH BENEFIT OPTION

Starting in the third policy year you can change the death benefit option of the policy subject to our underwriting rules then in effect as to maximum age. If you change your death benefit option and ITR was not elected or while ITR is not in effect, we will adjust the base policy face amount. If you change your death benefit option while ITR is in effect, we will adjust the target amount. If you ask us to change from Option A to Option B, we will reduce the target amount (or base policy face amount, as applicable) by the amount in your policy account on the date the change takes effect. Reductions in target amount (or base policy face amount, as applicable) will be in the same order as specified under "Decreases" in "You can increase or decrease your insurance coverage" below. However, we will decline to make such change if it would reduce the base policy face amount to less than the minimum shown in your policy. If you ask us to change from Option B to Option A, will increase both the target amount (if applicable) and the base policy face amount by the amount in your policy account on the date the change takes effect. As a result, the ITR face amount (if applicable) will not change in connection with a change from Option B to Option A. Any increase in the base policy face amount that results from a change from Option B to Option A will not be subject to the per $1,000 administrative charge. Such reductions and increases in the target amount (or base policy face amount, as applicable) are made so that the total death benefit remains the same on the date the change takes effect. For this purpose, the policy account value is increased by the Enhanced Amount.

For example:

o A policy with a base policy face amount of $1,000,000, an ITR face amount of $1,000,000, a target amount of $2,000,000 and a policy account value of $100,000 currently on death benefit option B, changing to death benefit option A would have a new base policy face amount of $1,100,000 and a new target amount of $2,100,000. The ITR face amount would remain at $1,000,000.

o A policy with a base policy face amount of $1,000,000, an ITR face amount of $1,000,000, a target amount of $2,000,000 and a policy account value of $100,000 currently on death benefit option A, changing to death benefit option B would have a new target amount of $1,900,000 and a new ITR face amount of $900,000. The base policy face amount would remain at $1,000,000.

o A policy with a base policy face amount of $1,000,000, an ITR face amount of $1,000,000, a target amount of $2,000,000 and a policy account value of $1,100,000 currently on death benefit option A, changing to death benefit option B would have a new base policy face amount of $900,000 and a new target amount of $900,000. The ITR face amount would be reduced to zero.

A change from Option A to Option B is not permitted beyond the policy year in which the insured person reaches age 80 (not more than attained age 70 if the person is in the Guaranteed Issue or Preferred Plus rating class or 79 if the person is in a substandard rating class).

Please refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

You may request increases and decreases to your face amount or if you elected the ITR, your target amount. If you have not elected the ITR, any requested increase or decrease will affect your base policy's face amount. If you have elected the ITR, any requested increase or decrease will affect your policy's target amount. The target amount equals the base policy face amount plus the ITR face amount.

INCREASES. Starting in the second policy year and subject to our underwriting rules in effect at the time, you may ask us to increase the face amount (or target amount, as applicable). You may request an increase while the insured person is not more than attained age 80 (not more than attained age 70 if the insured person is in the Guaranteed Issue or Preferred Plus rating class or attained age 79 if the person is in a substandard rating class). You must provide evidence satisfactory to us of the insurability of the insured person. Any requested increase must be for at least $10,000.

If you elect the ITR rider, and you wish to increase your coverage, you may request a target amount increase. If approved, the increase will be applied to the base policy and ITR face amount in proportion to their respective face amounts at the time of policy issue.

An additional per $1,000 of face amount administrative charge will apply to the increase in base policy face amount for 20 years following any increase. The rate will be based on the insured's attained age at

                   Risk/benefit summary: Policy features, benefits and risks  10

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the time of the increase. The increase will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. However, we will decline your request if the insured person does not qualify for the increase subject to our underwriting rules then in effect. If we approve your request we may apply a rating class for the increase different from that approved at issue or for a prior increase in coverage.

DECREASES. You may request a decrease in your policy's face amount (or target amount, as applicable) any time after the second year of your policy, but before the policy year in which the insured person reaches age 100. Any such reduction in coverage may not be less than $10,000. The decrease will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. The decrease will be applied as follows:

For policies that elect ITR:

a)  first, to reduce the most recent increase in ITR face amount;

b)  next, to reduce the next most recent ITR face amount increases successively;

c)  next, to reduce the initial ITR face amount;

For all policies:

d)  next, to reduce the most recent increase in base policy face amount;

e) next, to reduce the next most recent base policy face amount increases successively;

f)  next, to reduce any increases resulting from death benefit option changes;

g)  finally, to reduce the initial base policy face amount.

You may not reduce the base policy face amount below the minimum shown in the policy. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future, on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable. Even if you decrease your face amount, you may not be reducing your death benefit if your policy account value causes an alternative higher death benefit to apply.

Please refer to "Tax information" for certain possible tax consequences of changing coverage.

ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of your policy account value (as defined under "Determining your policy's value" later in this prospectus), less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information. You can also make a partial withdrawal of $500 or more of your net policy account value at any time after the first year of your policy and before the policy anniversary nearest the insured's 100th birthday. See "Making withdrawals from your policy" later in this prospectus for more information. Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.

RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.


o If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision.


o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables below.

o There may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net policy account value. We will automatically reduce your policy's death benefit as a result of a partial withdrawal. See "Effect of partial withdrawals on insurance coverage" under "Accessing your money" later in this prospectus.


Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.


HOW THE CORPORATE OWNED IL VARIABLE LIFE INSURANCE POLICY IS AVAILABLE

Corporate Owned IL is primarily intended for sales to corporate owners. In most cases, the policy is used to informally fund non-qualified deferred compensation plans and split-dollar arrangements. Please see "Tax Information" later in this Prospectus for more information, including "Business and employer owned policies."


11  Risk/benefit summary: Policy features, benefits and risks

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3. Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, "The Equitable Life Assurance Society of the United States"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $543.2 billion in assets as of December 31, 2008. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described.


--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------
At the Post Office Box for our Administrative Office:
AXA Equitable
P.O. Box 4869
Syracuse, New York 13221

--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
AXA Equitable
100 Madison Street
Mail address 34-61
Syracuse, New York 13202
1-800-947-3598 (for express delivery purposes only)

--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
1-800-947-3598

--------------------------------------------------------------------------------
 BY E-MAIL:
--------------------------------------------------------------------------------
csg@axa-equitable.com

--------------------------------------------------------------------------------
 BY FAX:
--------------------------------------------------------------------------------
1-315-477-3720

                      ----------------------------------

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for our automatic transfer service (our dollar cost averaging service);

(2) request for our asset rebalancing service; and

(3) designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a) policy surrenders;

(b) transfers among investment options; and

(c) changes in allocation percentages for premiums.

You can also change your allocation percentages, transfer among investment options and/or change your address by fax or by writing to our Administrative Office.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must

                                                       Who is AXA Equitable?  12

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sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item.

We require the signature of a corporate officer (or similar individual with signing authority) for any partial withdrawal, surrender or loan request. If the signing officer is listed as an insured person, we require the co-signature of another corporate officer (or similar individual with signing authority) to surrender, request a loan, or make a partial withdrawal.

ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from Separate Account FP that represent our investments in Separate Account FP or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account FP on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) of Separate Account FP available under Corporate Owned IL invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA VIP Premier Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

YOUR VOTING PRIVILEGES

Voting of Portfolio shares. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP. With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One result of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.


Voting as policyowner. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Corporate Owned IL and other policies that Separate Account FP supports.


13  Who is AXA Equitable?

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4.  About the Portfolios of the Trusts

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You should note that some Portfolios have objectives and strategies that are substantially similar to those of certain trusts that are purchased directly rather than under a variable insurance product such as the Corporate Owned IL policy. These Portfolios may even have the same investment managers and/or advisers and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in trust cash flows; and specific strategies employed by the portfolio manager.


The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below shows the currently available Portfolios and their investment objectives and indicates the investment manager or sub-adviser(s), as applicable, for each Portfolio.


Portfolios of the Trusts

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 AXA Premier VIP Trust         Share                                                    Investment Manager (or Sub-Adviser(s), as
 Portfolio Name*               Class     Objective                                      applicable)
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AXA AGGRESSIVE ALLOCATION      A         Seeks long-term capital appreciation.          o AXA Equitable
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AXA CONSERVATIVE ALLOCATION    A         Seeks a high level of current income.          o AXA Equitable
-----------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS          A         Seeks current income and growth of capital,    o AXA Equitable
 ALLOCATION                              with a greater emphasis on current income.
-----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION        A         Seeks long-term capital appreciation and cur-  o AXA Equitable rent income.
-----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS              A         Seeks long-term capital appreciation and cur-  o AXA Equitable
 ALLOCATION                              rent income, with a greater emphasis on
                                         capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE        A         Long-term growth of capital.                   o AllianceBernstein L.P.
  EQUITY                                                                                o ClearBridge Advisors, LLC
                                                                                        o Legg Mason Capital Management, Inc.
                                                                                        o Marsico Capital Management, LLC
                                                                                        o SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND         A         To seek a balance of high current income       o BlackRock Financial Management, Inc.
                                         and capital appreciation, consistent           o Pacific Investment Management Company LLC
                                         with a prudent level of risk.                  o SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE       A         Long-term growth of capital.                   o Invesco Aim Capital Management, Inc.
                                                                                        o RCM Capital Management LLC
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 14

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Portfolios of the Trusts (continued)

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 AXA Premier VIP Trust         Share                                                    Investment Manager (or Sub-Adviser(s), as
 Portfolio Name*               Class  Objective                                         applicable)
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE     A      Long-term growth of capital.                      o AXA Rosenberg Investment Management LLC
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Tradewinds Global Investors, LLC
                                                                                        o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR      A      High total return through a combination of cur-   o Pacific Investment Management Company LLC
 BOND(1)                              rent income and capital appreciation.             o Post Advisory Group, LLC
                                                                                        o SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        A      Long-term growth of capital.                      o Firsthand Capital Management, Inc.
                                                                                        o RCM Capital Management LLC
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------
TARGET 2015 ALLOCATION         B      Seeks the highest total return over time consis-  o AXA Equitable tent with its asset mix. Total return includes
                                      capital growth and income.
-----------------------------------------------------------------------------------------------------------------------------------
TARGET 2025 ALLOCATION         B      Seeks the highest total return over time consis-  o AXA Equitable tent with its asset mix. Total return includes
                                      capital growth and income.
-----------------------------------------------------------------------------------------------------------------------------------
TARGET 2035 ALLOCATION         B      Seeks the highest total return over time consis-  o AXA Equitable tent with its asset mix. Total return includes
                                      capital growth and income.
-----------------------------------------------------------------------------------------------------------------------------------
TARGET 2045 ALLOCATION         B      Seeks the highest total return over time consis-  o AXA Equitable tent with its asset mix. Total return includes
                                      capital growth and income.
-----------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust             Share                                                     Investment Manager (or Sub-Adviser(s), as
Portfolio Name*               Class   Objective                                         applicable)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    IA     Seeks to achieve long-term growth of capital.     o AllianceBernstein L.P.
 NATIONAL
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EQ/ALLIANCEBERNSTEIN SMALL     IA     Seeks to achieve long-term growth of capital.     o AllianceBernstein L.P.
 CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       IA     Seeks to achieve capital appreciation and sec-    o BlackRock Investment Management, LLC
 EQUITY                               ondarily, income.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     IA     Seeks to provide current income and long-term     o BlackRock Investment Management
 VALUE                                growth of income, accompanied by growth of          International Limited
                                      capital.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            IA     Seeks to achieve long-term growth of capital.     o Capital Guardian Trust Company
 RESEARCH
-----------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEXF(2)      IA     Seeks to achieve a total return before expenses   o AllianceBernstein L.P.
                                      that approximates the total return performance
                                      of the Russell 3000 Index, including reinvest-
                                      ment of dividends, at a risk level consistent
                                      with that of the Russell 3000 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            IA     Seeks to achieve a total return before expenses   o AllianceBernstein L.P.
                                      that approximates the total return performance
                                      of the S&P 500 Index, including reinvestment of
                                      dividends, at a risk level consistent with that of
                                      the S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------------------------


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 Portfolios of the Trusts (continued)

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 EQ Advisors Trust             Share                                                    Investment Manager (or Sub-Adviser(s), as
 Portfolio Name*               Class  Objective                                         applicable)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA              IA    Seeks to achieve long-term capital growth.        o Evergreen Investment Management
                                                                                          Company, LLC
-----------------------------------------------------------------------------------------------------------------------------------
EQ/FOCUS PLUS(3)                IA    Seeks to achieve long-term growth of capital.     o AXA Equitable
                                                                                        o Marsico Capital Management, LLC
                                                                                        o SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS(4)          IA    Seeks to achieve capital growth and current       o BlackRock Investment Management, LLC
                                      income.                                           o Evergreen Investment Management Company,
                                                                                          LLC
                                                                                        o First International Advisors, LLC
                                                                                          (dba "Evergreen International")
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR          IA    Seeks to achieve long-term capital appreciation.  o BlackRock Investment Management, LLC
 EQUITY(5)                                                                              o Morgan Stanley Investment Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT      IA    Seeks to achieve a total return before expenses   o SSgA Funds Management, Inc.
 BOND INDEX                           that approximates the total return performance
                                      of the Barclays Capital Intermediate Govern-
                                      ment Bond Index, including reinvestment of
                                      dividends, at a risk level consistent with that
                                      of the Barclays Capital Intermediate Government
                                      Bond Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE               IA    Seeks to achieve long-term capital appreciation.  o JPMorgan Investment Management Inc.
 OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS          IA    Seeks to achieve long-term growth of capital      o AXA Equitable
                                      with a secondary objective to seek reasonable     o Institutional Capital LLC
                                      current income. For purposes of this Portfolio,   o SSgA Funds Management, Inc.
                                      the words "reasonable current income" mean
                                      moderate income.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX       IA    Seeks to achieve a total return before expenses   o AllianceBernstein L.P.
                                      that approximates the total return performance
                                      of the Russell 1000 Growth Index, including
                                      reinvestment of dividends at a risk level consis-
                                      tent with that of the Russell 1000 Growth
                                      Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS        IA    Seeks to provide long-term capital growth.        o AXA Equitable
                                                                                        o Marsico Capital Management, LLC
                                                                                        o SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX        IA    Seeks to achieve a total return before expenses   o SSgA Funds Management, Inc.
                                      that approximates the total return performance
                                      of the Russell 1000 Value Index, including rein-
                                      vestment of dividends, at a risk level consistent
                                      with that of the Russell 1000 Value Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS         IA    Seeks to achieve capital appreciation.            o AXA Equitable
                                                                                        o AllianceBernstein L.P.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE    IA    Seeks to achieve capital appreciation.            o Lord, Abbett & Co. LLC
-----------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 16

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  Portfolios of the Trusts (continued)

-----------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust             Share                                                      Investment Manager (or Sub-Adviser(s), as
 Portfolio Name*               Class     Objective                                        applicable)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                IA       Seeks to achieve a total return before expenses  o SSgA Funds Management, Inc.
                                         that approximates the total return performance
                                         of the S&P Mid Cap 400 Index, including rein-
                                         vestment of dividends, at a risk level consistent
                                         with that of the S&P Mid Cap 400 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS           IA       Seeks to achieve long-term capital appreciation. o AXA Equitable
                                                                                          o SSgA Funds Management, Inc.
                                                                                          o Wellington Management Company LLP
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                 IA       Seeks to obtain a high level of current income,  o The Dreyfus Corporation preserve its assets and maintain liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS            IA       Seeks to achieve high current income consistent  o AXA Equitable
                                         with moderate risk to capital.                   o AllianceBernstein L.P.
                                                                                          o SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX          IA       Seeks to replicate as closely as possible        o AllianceBernstein L.P.
                                         (before the deduction of Portfolio expenses)
                                         the total return of the Russell 2000 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH         IA       Seeks to achieve long-term capital appreciation  o T. Rowe Price Associates, Inc.
 STOCK                                   and secondarily, income.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE       IA       Seeks to provide above average current income    o Morgan Stanley Investment Management
                                         and long-term capital appreciation.                Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance
Products-Service Class 2+      Share
Portfolio Name                 Class     Objective                                        Investment Manager
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER:    Service   Seeks to maximize total return by allocating its o Fidelity Management & Research Company
 GROWTH(R)                     Class 2   assets among stocks, bonds, short-term instru-
                                         ments, and other investments.
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R)     Service   Seeks long-term capital appreciation.            o Fidelity Management & Research Company
                               Class 2
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME     Service   Seeks reasonable income. The fund will also      o Fidelity Management & Research Company
                               Class 2   consider the potential for capital appreciation.
                                         The fund's goal is to achieve a yield which
                                         exceeds the composite yield on the securities
                                         comprising the Standard & Poors 500(SM) Index
                                         (S&P 500(R)).
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME   Service   Seeks high total return through a combination    o Fidelity Management & Research Company
                               Class 2   of current income and capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME       Service   Seeks a high level of current income, while      o Fidelity Management & Research Company
                               Class 2   also considering growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE  Service   Seeks as high a level of current income as is    o Fidelity Management & Research Company
 BOND                          Class 2   consistent with the preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP           Service   Seeks long-term growth of capital.               o Fidelity Management & Research Company
                               Class 2
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET**    Service   Seeks as high a level of current income as is    o Fidelity Management & Research Company
                               Class 2   consistent with preservation of capital and
                                         liquidity.
-----------------------------------------------------------------------------------------------------------------------------------


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Portfolios of the Trusts (continued)

-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance
Products-Service Class 2+      Share
Portfolio Name                 Class       Objective                      Investment Manager
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP VALUE             Service     Seeks capital appreciation.    o Fidelity Management & Research Company
                               Class 2
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES  Service     Seeks capital appreciation.    o Fidelity Management & Research Company
                               Class 2
-----------------------------------------------------------------------------------------------------------------------------------
The Prudential Series
Fund - Class II                Share                                      Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 Class       Objective                      applicable
-----------------------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES              Class II    Long term growth of capital.   o Prudential Investments LLC
                                                                          o Jennison Associates LLC
-----------------------------------------------------------------------------------------------------------------------------------



+ "Service Class 2" Share is defined in the current applicable underlying trust prospectuses.



* The chart below reflects the portfolio's former name in effect until on or about May 1, 2009, subject to regulatory approval. The number in the "Footnote No." column corresponds with the number contained in the chart above.



--------------------------------------------------------------------------------
  Footnote No.     Portfolio's Former Name
--------------------------------------------------------------------------------
                   AXA Premier VIP Trust
--------------------------------------------------------------------------------
  1                Multimanager High Yield
--------------------------------------------------------------------------------
                   EQ Advisors Trust
--------------------------------------------------------------------------------
  2                EQ/AllianceBernstein Common Stock
--------------------------------------------------------------------------------
  3                EQ/Marsico Focus
--------------------------------------------------------------------------------
  4                EQ/Evergreen International Bond
--------------------------------------------------------------------------------
  5                EQ/Van Kampen Emerging Markets Equity
--------------------------------------------------------------------------------



** This variable investment option is available on or about May 1, 2009, subject to regulatory approval.


You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-947-3598.

                                           About the Portfolios of the Trusts 18

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5. Determining your policy's value

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YOUR POLICY ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy account value. You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your policy account value, is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in (iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account".) These amounts are subject to certain charges discussed in "Risk/benefit summary:
Charges and expenses you will pay," earlier in this prospectus.

Your "net policy account value" is your policy account value minus any outstanding policy loan and accrued loan interest.


Your "cash surrender value" is your policy account value plus the Enhanced Amount, if applicable.


Your "net cash surrender value" is your cash surrender value minus any outstanding policy loan and accrued loan interest.

--------------------------------------------------------------------------------
Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. The account value that you have allocated to any variable investment option is invested in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transfer charges, if applicable, are deducted from that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium (after deduction of charges deducted from premiums), loan repayment, or transfer that you allocate to that option.

The value of your units will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes any amounts that have been allocated to that option, based on your request. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

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6. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE
--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------
After your policy's Allocation Date, you can transfer amounts from one investment option to another. There are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed interest option are more limited. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any year is the greater of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, on or before the anniversary, the transfer will occur as of that anniversary or, if within that period after the anniversary, as of the date we receive it.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to these services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (see "Disruptive transfer activity" in "More information about other matters.")

HOW TO MAKE TRANSFERS

You may submit a written request for a transfer to our Administrative Office.

OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly or quarterly transfers from the EQ/Money Market option to our other variable investment options. If you elect the automatic transfer service on a monthly basis, transfers will occur on the 10th day of each policy month. If you elect the automatic transfer service on a quarterly basis, transfers will occur on the 10th day of the last month of each calendar quarter. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service with a minimum total transfer amount of $250.

You can also cancel the automatic transfer service at any time. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.

OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to match the planned periodic premium allocation percentages. You can accomplish this automatically through our asset rebalancing service. The rebalancing will occur on the 10th day of the last month of a calendar quarter.

The guaranteed interest option is not available for rebalancing. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).


You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office. You may change your allocation instructions by


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changing the planned periodic premium allocation percentages or discontinue participation in the asset rebalancing service at any time.

We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many policy owners, the result can be simultaneous transfers involving large amounts of account value. Such transfers can disrupt the orderly management of the portfolios underlying the policy, can result in higher costs to policy owners, and are generally not compatible with the long-range goals of policy owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the variable investment options, and the managements of the variable investment options share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple policy owners, we may not honor such transfers. We will notify you in writing if we do not process a transfer request. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the policy owners in whose names they have been submitted. These procedures will not, however, prevent policy owners from making their own transfer requests.

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7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of your policy account value, reduced by any loans (and accrued loan interest) you have outstanding before the policy year in which the insured reaches age 75 (100% thereafter). Each new loan you request must be at least $500.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without, in most cases, paying current income tax. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o    you cannot make transfers or withdrawals of the collateral;

o we may credit different rates of interest to loan collateral than we credit under our guaranteed interest option; and

o    the collateral is not available to pay policy charges.

When you request your loan (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 3% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.


Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. The annual interest rate we credit on your loan collateral will never be less than 2%. We guarantee that the differential between the annual interest rate we charge and the annual interest rate we credit will not exceed 1%.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due.

A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on cash surrender value is likely to be. A policy loan can similarly affect the insurance proceeds payable on death.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax Information" later in this prospectus for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time while the insured person is alive and this policy is in force. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as if they were premium payments.

Failure to repay a policy loan or to pay loan interest will not terminate this policy unless at the beginning of a policy month your net policy account value is less than the total monthly deduction then due, if any. In that case, the "Grace Period" provision will apply.

A policy loan may have a permanent effect on your benefits under this policy even if it is repaid. During any period in which there is an outstanding loan, the interest rate we credit to the loaned portion of your policy account may be different than the rate we credit to the unloaned portion of your policy account.

MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net policy account value (defined earlier in this Prospectus) at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 100. The request must be for at least $500, however, and we have discretion to decline any request. A partial withdrawal will result in a reduction in the cash surrender value and in your policy account equal to the amount withdrawn as well as a reduction in your total death benefit. A partial withdrawal in the second policy year will

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further reduce the cash surrender value by 30% times 2.25% times the amount withdrawn if the Enhanced Amount is included in the cash surrender value. We will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------
You can withdraw all or part of your net policy account value, although you may incur tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. We will not permit a partial withdrawal that would reduce the base policy face amount below the minimum stated in your policy, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If the death benefit is Option A (and coverage under the ITR has not been elected), and the death benefit minus the amount to be withdrawn is less than the base policy face amount, the base policy face amount will be reduced to the death benefit minus the amount to be withdrawn. Any reduction in base policy face amount will be applied as follows: first, to reduce the most recent increase in base policy face amount; next, to reduce the next most recent base policy face amount increases successively; next, to reduce any increases resulting from death benefit option changes; finally, to reduce the initial base policy face amount.

If additional coverage under the ITR has been elected and the death benefit is Option A, and the total death benefit minus the amount to be withdrawn is less than the target amount, the target amount will be reduced to the total death benefit minus the amount to be withdrawn. Any reduction in target amount will be applied as follows: first, to reduce the most recent increase in ITR face amount; next, to reduce the next most recent ITR face amount increases successively; next, to reduce the initial ITR face amount; next, to reduce the most recent increase in base policy face amount; next, to reduce the next most recent base policy face amount increases successively; next, to reduce any increases resulting from death benefit option changes; finally, to reduce the initial base policy face amount.

If death benefit Option B is in effect, whether or not additional coverage under the ITR has been elected, a partial withdrawal also reduces the death benefit, but does not affect the the target amount or the base policy face amount.

Under either death benefit option, the partial withdrawal will result in a reduction in your total death benefit.

A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due.

You should refer to "Tax information" later in this Prospectus, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy at any time and we will pay you the net cash surrender value. The net cash surrender value includes the Enhanced Amount, except as described in the next paragraph.

If your policy is being exchange or replaced with another life insurance policy or annuity contract on the insured person including (but not limited to) any transaction qualifying for income tax free exchange treatment under Section 1035 of the Code or any similar or successor provision thereof, you will receive the net policy account value. In other words, even if the surrender is made during the first 14 policy years, the Enhanced Amount will not be available under such circumstances.

Please refer to "Tax information" later in this Prospectus for the possible tax consequences of surrendering your policy.

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8. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. For example, income tax consequences for corporate taxpayers may differ as a result of the impact of corporate alternative minimum tax provisions under which a portion of policy gains or death benefits can increase a corporation's alternative minimum tax calculation. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC INCOME TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

A Corporate Owned IL policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:


o the death benefit received by the beneficiary under your policy will generally not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below under "Business and employer owned policies," and for the discussion of insurable interest under "Other Information."

TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the cash surrender value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A material change for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy face amount or certain other changes. In the case of CVAT tested policies, this will occur when premiums paid exceed the necessary premium limit for the policy before the change.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in the policy face amount or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. In addition, if you have elected the guideline premium test, changes made to your policy, for example, a decrease in the policy face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid as well as the maximum amount of policy account value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of policy account value that may be maintained under the policy or your ability to pay additional premiums due to the maximum amount of policy account value that may be maintained under the policy relative to the base policy face amount. We may also be required to provide a higher death benefit notwithstanding the decrease in the policy face amount in order to assure that your policy continues to qualify as life insurance. Under either test, in some cases, we may take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See "Other information" later in this section.

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TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your cash surrender value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your cash surrender value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)


For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.


A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.


If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.


BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.


REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.


The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

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LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.


In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance.Special rules apply to insurance company owners of policies which may be more restrictive.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million. Various legislative proposals have been made which may eliminate the repeal and make changes to future exemption levels and rates.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $13,000 for 2009 (this amount is indexed annually for inflation) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to prior law in years 2011 and thereafter. Again, various proposals exist which may alter these rules.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

If this policy is being purchased pursuant to a split-dollar arrangement you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision

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of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.


ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.

OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.

We may have to pay state, local or other taxes (in addition to applicable taxes based on premiums). At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our Separate Account or allocable to the policies.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.

OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policyowner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policyowner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any

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change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any taxable income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest account values and/or the ability to make frequent transfers under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.

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9. More Information about policy features and benefits

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OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following optional benefit we currently make available by rider:

o term insurance on each insured person in the case (Integrated Term rider) (see "The Integrated Term rider" in "About your life insurance benefit" under "Risk/benefit summary: Policy features, benefits and risks")

AXA Equitable or your financial professional can provide you with more information about this rider. This rider may be selected only at the time your policy is issued or may not be available in your state. This rider provides additional terms, conditions and limitations, and we will furnish a sample to you on request. We can add, delete, or modify the rider, at any time before it becomes effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of changing the death benefits under a rider.


VARIATIONS AMONG CORPORATE OWNED IL POLICIES


Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


AXA Equitable also may vary or waive the charges and other terms of Corporate Owned IL where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Corporate Owned IL. We will make such variations only in accordance with uniform rules that we establish.


AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS


BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "AXA Equitable Access Account", an interest-bearing account with check-writing privileges. In that case, we will send the beneficiary a checkbook, and the beneficiary will have immediate access to the proceeds by writing a check for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a check is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC or any other government agency. We will receive any investment earnings during the period such amounts remain in the general account.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. In other states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states, as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your "Right to Examine" the policy.


In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for your net cash surrender value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your net cash surrender value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.

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10. More information about certain policy charges

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DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."

TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments or transfers among investment options.

o PREMIUM CHARGE. We deduct an amount not to exceed 2.25% from each premium payment you send us (not to exceed 4.50% for policies issued in Oregon and Puerto Rico). Beginning in the eighth policy year, currently we reduce this charge to 0% (2.25% for policies issued in Oregon and Puerto Rico). The premium charge is designed in part to defray sales expenses we incur that are based on premium payments.

o CHARGE FOR STATE AND LOCAL TAXES. This charge is designed to approximate certain taxes imposed upon us, such as premium taxes which may apply. This charge may be increased or decreased to reflect any changes in our taxes. The charge for state and local taxes currently ranges from 0% to 5%, and is deducted from each premium payment you send us. In addition, if an insured person changes his or her residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change based on a change in the insured's address will take effect on the date the insured's address change is recorded by us. You cannot deduct our charge to you as state or local taxes on your federal income tax return.

o CHARGE FOR FEDERAL TAXES. We deduct a charge of 1.25% from each premium payment that you send us for various Federal income tax expenses that we incur.


o TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge of up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.

PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

o COST OF INSURANCE CHARGE. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Assuming there have been no requested face amount increases, the monthly cost of insurance charge at the beginning of any policy month equals the cost of insurance charge rate multiplied by our amount at risk at that time, divided by $1,000. Our cost of insurance charge rate is based on the insured person's age, sex, class of risk, and tobacco user status, and the policy year in which the charge is being deducted. Our amount at risk is (1) the death benefit of the base policy at the time the charge is calculated, (2) minus the policy account value at that time.

The monthly cost of insurance rate applicable to the initial base policy face amount is determined at the time the policy is issued. If we approve any subsequent increase in the base policy face amount (or an increase in target amount, resulting in a base policy face amount increase), a separate cost of insurance rate applies to each such "layer" of base policy face amount increase. The cost of insurance rate for each such layer of increase is based on the insured person's age, sex, class of risk, and tobacco user status at the time of the increase, and the number of years since the increase. If there are any decreases in base policy face amount, such decreases first reduce (in reverse order) any layers of prior base policy face amount increase that then remain in force and then reduce any remaining portion of the initial base policy face amount.

In calculating our amount at risk under death benefit Option A, if more than one layer of base policy face amount is in force, we subtract the policy account value first from the oldest layer(s) in chronological order. This means that the cost of insurance charge when Option A is in effect tends to be based to a greater extent on the cost of insurance rates that are associated with the more recent layers of base policy face amount that remain in force. On the other hand, the cost of insurance charge when Option B is in effect is based on the cost of insurance rates that are associated with all layers of base policy face amount that remain in force, regardless of when each layer was created. Under both death benefit Option A and Option B, if the alternative death benefit described in "Alternative higher death benefit in certain cases" exceeds the basic Option A or Option B death benefit,

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the cost of insurance rate that applies to the excess will be the rate associated with the most recently-established of such layers.

Generally, the cost of insurance rate increases from one year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we deduct between $0.04 and $83.33 per $1,000 of the amount for which we are at risk for any coverage layer under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 100). Changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.


The guaranteed maximum cost of insurance rates for gender neutral Corporate Owned IL policies are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Table.


Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies.

You may generally ask us to review the tobacco habits of any insured person in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application and may include criteria other than tobacco use status, as well as a definition of tobacco user different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.


For more information concerning possible limitations on any changes please see "Other information" in "Tax information" earlier in this prospectus.


The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Reduced cost of insurance rates may apply to certain policies issued for groups that satisfy our requirements which may include requirements regarding the number and policy account values of in-force policies, as well as the number and face amount of prospective policies to be issued and the first year premium for those policies.

o MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 0.35% during the first 10 policy years, 0.10% in policy years 11 and in all policy years thereafter for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 0.50% and 0.35%, respectively. The charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

o ADMINISTRATIVE CHARGE. Each policy year (but not beyond the policy anniversary date when the insured person is attained age 100), we deduct $10 from your policy account value at the beginning of each policy month. We reserve the right to increase or decrease this latter amount in the future, although it will never exceed $15. In addition, we deduct between $0.15 and $0.70 per $1,000 of your initial base policy face amount and any base policy face amount increase at the beginning of each policy month in the first 20 policy years and any 20 year period following a face amount increase. Any increase in the base policy face amount that results from a change from death benefit Option B to death benefit Option A will not be subject to the per $1,000 administrative charge. The administrative charge is intended, in part, to compensate us for the costs of administering the policy.

o LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The loan interest spread will not exceed 1%. We deduct this charge on each policy anniversary date or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loan is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

o INTEGRATED TERM RIDER (ITR) CHARGE. If you choose this rider, we deduct an amount from your policy account value on the first day of

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each month while the rider is in effect. This charge is designed, in part, to compensate us for the additional insurance risk we take on in providing the rider and the administrative costs involved in administering it. This amount is between $0.04 and $83.33 per $1,000 of term insurance benefit for each term coverage layer on a guaranteed basis. For most insured persons at most ages, the current (non-guaranteed) rates for this rider are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

Assuming there have been no requested increases in target amount, the charge for coverage under the ITR at the beginning of any policy month generally equals the ITR cost of insurance rate multiplied by the amount of term insurance benefit under the ITR at that time, divided by $1,000. The ITR cost of insurance rate is based on the insured person's age, sex, class of risk, and tobacco user status and the policy year in which the charge is being deducted.

The ITR cost of insurance rate for the initial ITR face amount is determined at the time the policy is issued. If we subsequently approve any increase in target amount, resulting in an increase in ITR face amount, a new ITR cost of insurance rate will be calculated for each such "layer" of ITR face amount increase. The ITR cost of insurance rate for each such layer of increase is based on the insured person's age, sex, class of risk, and tobacco user status at the time of the increase and the number of years since the increase. If there are any decreases in target amount, such decreases first reduce (in reverse order) any layers of prior ITR face amount increase that then remain in force and then reduce any remaining portion of initial ITR face amount. (If all ITR layers are eliminated, such decreases then reduce (in reverse order) any layers of base policy face amount as described above.)

In some circumstances (which are discussed earlier in this prospectus under "The Integrated Term Rider"), the term insurance benefit can be less than the ITR face amount. In that case, the ITR charge is assessed only on the term insurance benefit, which means that no ITR charge is imposed for the portion of the ITR face amount that exceeds the term insurance benefit. If more than one layer of ITR face amount is then in force, the ITR face amount that is not subject to the charge will be deemed to be attributable first to the oldest of such layer(s), in the order in which those layers were established. This means that the ITR charge tends to be based to a greater extent on the ITR cost of insurance rates that are associated with the more recent layers of ITR face amount that then remain in force.


Generally, the ITR cost of insurance rate increases from one year to the next. This happens automatically because of the insured person's increasing age.


The following aspects of the ITR charge are similar to the cost of insurance charge: (1) generally lower charge rates for females than males, and for non-tobacco users than for tobacco users; (2) additional charge amounts for insured persons who present particular health, occupational or avocational risks; (3) your right, after policy issuance, to request a review of any circumstances that may justify reduced ITR charges for the insured person; and
(4) possible reduced rates for certain groups. Accordingly, you should review the discussion of these subjects that appears above under "Cost of insurance charge."

Choosing term coverage under this rider, if available, in lieu of coverage under the base policy can reduce your current (non-guaranteed) cost of insurance and administrative charges. Our current non-guaranteed cost of insurance rates for ITR are generally lower than those for the base policy during the first 10 policy years and generally equal to or higher than those for the base policy after that. On the other hand, guaranteed maximum cost of insurance rates for ITR are higher than for the base policy. We reserve the right to raise the non-guaranteed cost of insurance rates for this rider at any time up to the guaranteed maximum.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:


o    Management fees ranging from 0.10% to 0.95%.


o    12b-1 fees of 0.25% (not applicable to all portfolios).

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the policy in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate fax number if the item is a type we accept by that means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o    loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o    withdrawals

o    tax withholding elections

o    face amount decreases that result from a withdrawal

o    changes of allocation percentages for premium payments

o processing of refund (if you exercise your right to cancel the policy within a certain number of days)

o    surrenders

o    changes of owner

o    changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option


o    loans

o    transfers among variable investment options

o    assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o    increases in face amount or target amount

o    decreases in face amount or target amount

o    changes in death benefit option

o    restoration of lapsed policies

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar cost averaging service) occur on the 10th day of each policy month (monthly frequency) or on the 10th day of the last month of each calendar quarter (quarterly frequency). If you request the automatic transfer service in your original policy application, the first transfer will occur as of the 10th day of the second policy month after your policy's initial Allocation Date (monthly frequency) or the 10th day of the last month of the next calendar quarter following the Allocation Date (quarterly frequency). If you request this service at any later time, we make the first such transfer as of the 10th day of month (monthly frequency) or the 10th day of the last month of the calendar quarter (quarterly frequency) that coincides with or follows the date we receive your request. There is no charge associated with this service.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the 10th day of the last month of the next calendar quarter. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur on the 10th day of the last month of each calendar quarter. There is no charge associated with this service.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date we receive your request for a surrender in good order.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

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o If you submit the full initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.


o If we do not receive your full initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we receive your minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the guaranteed interest option.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Money Market option (prior to the Allocation Date). Generally, this is the register date. Before this date, your initial premium will be held in a non-interest bearing account. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless
(1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.


NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments, which provide new guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being replaced with another life or annuity contract.

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We require the signature of a corporate officer (or similar individual with signing authority) to effect a surrender request. If the signing officer is listed as an insured person, we require the co-signature of another corporate officer (or similar individual with signing authority) to effect a surrender request.

Finally, in order for your surrender request to be complete, you must return your policy to us.

GENDER-NEUTRAL POLICIES


Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Corporate Owned IL in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Corporate Owned IL policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will generally not be greater than the comparable male rates under a gender-specific Corporate Owned IL policy.


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12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT
Our general obligations and any guaranteed benefits under the policy are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, the request will not be processed and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if: (1) your policy is in a grace period; or (2) we receive notice of the insured person's death. Similarly, the asset rebalancing service will terminate if either (1) or (2) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an estab-

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lished monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of net death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any net death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any net death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any net death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of policy owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:


o combine two or more variable investment options or withdraw assets relating to Corporate Owned IL from one investment option and put them into another;


o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisors or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition

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to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. We also may make other changes in the policies that do not reduce any cash surrender value, net policy account value, death benefit, account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with all applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value, net cash surrender value, policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-947-3598 if there are any errors.

DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from AXA Equitable to individual financial representatives or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

Premium-based compensation paid by AXA Equitable to AXA Advisors will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in the policy's first year; plus 11% of all other premiums you pay in policy years two and later.

Premium-based compensation paid by AXA Equitable to AXA Distributors will generally not exceed 37% of the premiums you pay up to one target premium in your policy's first year; plus 2% of any additional premiums you pay in the policy's first year; plus 11.5% of the premiums you pay up to one target premium in the second through seventh policy years; plus 2% of any additional premiums you pay in the second through seventh policy years; plus 2.75% of the premiums you pay up to one target premium in the eighth through fifteenth policy years; plus 2% for any additional premiums you pay in the eighth through fifteenth policy years; plus 1.5% of the premiums you pay up to one target premium in the sixteenth policy year and later; plus 1% of any additional premiums you pay in the sixteenth policy year and later. In addition, there is asset-based compensation of up to 0.5%, 0.2%, 0.15% and 0.1% annually based on the unloaned policy account value in policy years 1, 2 through 10, 11 though 20, and 21 and later, respectively.

The premium-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

The premium-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.


The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Corporate Owned IL a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make


                                        More information about other matters  38

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fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.

LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.

CONSENT TO JURISDICTION

The owner of this policy at the time the policy is issued, regardless of current residence, agrees that the owner shall be subject to jurisdiction over its person in any court in the United States in any litigation involving this policy. Furthermore, any subsequent transfer of ownership to an owner(s) who is not a resident of the United States will subject the owner to jurisdiction over its person in any court in the United States regarding any litigation involving this policy. By accepting ownership of this policy, an owner agrees to be subject to jurisdiction over its person in the United States. The parties to this contract agree that any action involving this contract shall be brought in any court in the United States of America in which venue is proper. The parties to this contract also agree that the law of the state in which the application for this policy is signed shall be the law applied in any dispute over the contract. This acceptance of jurisdiction of the United States by an owner shall also be binding upon any beneficiary or beneficiaries now or hereafter designated by such owner. For purposes of this provision, United States shall mean the fifty states, the District of Columbia, Puerto Rico, and the United States Virgin Islands.

39  More information about other matters

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13. Financial statements of Separate Account FP and AXA Equitable

--------------------------------------------------------------------------------

The financial statements of Separate Account FP, as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI").

The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-947-3598 and requesting to speak with a customer service representative.

               Financial statements of Separate Account FP and AXA Equitable  40

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14.  Personalized illustrations

--------------------------------------------------------------------------------

ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, life insurance qualification test, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2008 (or expected to be incurred in 2009, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses a simple average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2008). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

You can request an arithmetic illustration as well any of the other illustrations described above. Appendix I to the prospectus contains an arithmetic hypothetical illustration.

41  Personalized illustrations

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Appendix I: Hypothetical illustrations

--------------------------------------------------------------------------------

     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER VALUES
                           AND ACCUMULATED PREMIUMS

The following tables illustrate the changes in death benefit, account value and cash surrender value (which assumes that your surrender would qualify for the Enhanced Amount) of the policy under certain hypothetical circumstances that we assume solely for this purpose. The Enhanced Amount is the difference between the account value and the corresponding cash surrender value. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule, life insurance qualification test, and face amount under death benefit option A and death benefit option B. The tables assume annual Planned Periodic Premiums that are paid at the beginning of each policy year for an insured person who is a 45-year-old guaranteed issue risk male non-tobacco user when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e., before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. AXA Equitable is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. You should consider that many forecasters are calling for somewhat lower returns in the years ahead. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%.


After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios (as described below), the net annual rates of return that correspond to the three gross rates mentioned above would be (0.90)%, 5.05% and 11.00%. These net annual rates of return do not reflect the mortality and expense risk charge or the other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.


Tables are provided for each of the two death benefit options. The illustrations are based on a charge for state and local tax expenses of 1.7% and the premium charge for policies issued in jurisdictions other than Oregon and Puerto Rico, as described in "More information about certain policy charges". The tables headed "Using Current Charges" assume that the current rates for all charges deducted by AXA Equitable will apply in each year illustrated. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no loans or withdrawals are made,
(ii) no decreases in coverage are requested and (iii) no change in the death benefit option is requested.


With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.47%, and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 0.43%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.


The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations," earlier in this prospectus.

                                      Appendix I: Hypothetical illustrations I-1

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CORPORATE OWNED INCENTIVE LIFE
$1,500,000 FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $70,084*
USING CURRENT CHARGES
USING THE CASH VALUE ACCUMULATION TEST


                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year        0% Gross       6% Gross     12% Gross
-------- --------------- --------------- ------------- -------------
     1      $   73,588     $ 1,500,000    $1,500,000    $ 1,500,000
     2      $  150,856     $ 1,500,000    $1,500,000    $ 1,500,000
     3      $  231,987     $ 1,500,000    $1,500,000    $ 1,500,000
     4      $  317,174     $ 1,500,000    $1,500,000    $ 1,500,000
     5      $  406,621     $ 1,500,000    $1,500,000    $ 1,500,000
     6      $  500,541     $ 1,500,000    $1,500,000    $ 1,641,631
     7      $  599,156     $ 1,500,000    $1,543,226    $ 1,933,124
     8      $  629,114     $ 1,500,000    $1,523,059    $ 2,021,317
     9      $  660,569     $ 1,500,000    $1,506,139    $ 2,120,019
    10      $  693,598     $ 1,500,000    $1,500,000    $ 2,236,952
    15      $  885,226     $ 1,500,000    $1,500,000    $ 2,999,520
    20      $1,129,798     $ 1,500,000    $1,540,291    $ 4,195,804
    25      $1,441,940     $ 1,500,000    $1,675,557    $ 6,014,554
    30      $1,840,321     $ 1,500,000    $1,822,249    $ 8,619,161
    35      $2,348,768               **   $1,996,985    $12,445,855
    40      $2,997,689               **   $2,211,144    $18,156,801
    45      $3,825,895               **   $2,477,398    $26,802,312
    50      $4,882,920               **   $2,811,749    $40,076,615
    55      $6,231,980               **   $3,174,949    $59,617,529

                       Account Value                         Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $  59,923    $   63,680    $    67,441    $  69,232    $   72,989    $    76,749
     2     $ 118,911    $  130,152    $   141,846    $ 136,866    $  148,107    $   159,801
     3     $ 176,954    $  199,530    $   223,946    $ 201,447    $  224,023    $   248,438
     4     $ 234,123    $  272,019    $   314,634    $ 264,739    $  302,635    $   345,250
     5     $ 290,422    $  347,766    $   414,839    $ 323,632    $  380,976    $   448,049
     6     $ 345,836    $  426,912    $   525,484    $ 381,401    $  462,478    $   561,050
     7     $ 400,464    $  509,696    $   647,421    $ 435,884    $  545,117    $   682,842
     8     $ 388,538    $  526,628    $   708,473    $ 417,772    $  555,861    $   737,707
     9     $ 376,496    $  544,173    $   775,651    $ 400,249    $  567,926    $   799,404
    10     $ 364,298    $  562,333    $   849,521    $ 385,864    $  583,899    $   871,087
    15     $ 304,237    $  671,950    $ 1,362,180    $ 304,237    $  671,950    $ 1,362,180
    20     $ 237,461    $  807,280    $ 2,199,059    $ 237,461    $  807,280    $ 2,199,059
    25     $ 179,232    $  999,140    $ 3,586,496    $ 179,232    $  999,140    $ 3,586,496
    30     $  74,754    $1,222,165    $ 5,780,792    $  74,754    $1,222,165    $ 5,780,792
    35             **   $1,483,644    $ 9,246,549            **   $1,483,644    $ 9,246,549
    40             **   $1,784,620    $14,654,400            **   $1,784,620    $14,654,400
    45             **   $2,130,179    $23,045,840            **   $2,130,179    $23,045,840
    50             **   $2,535,392    $36,137,615            **   $2,535,392    $36,137,615
    55             **   $3,073,523    $57,713,000            **   $3,073,523    $57,713,000



----------
* The illustrations assume that planned periodic premiums are paid at the start of policy years one through seven. The death benefit, account value and cash surrender value will differ if premiums are paid in different amounts or frequencies.


**   Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

I-2 Appendix I: Hypothetical illustrations

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CORPORATE OWNED INCENTIVE LIFE
$1,500,000 FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $70,084*
USING GUARANTEED CHARGES
USING THE CASH VALUE ACCUMULATION TEST


                                         Death Benefit
                         ---------------------------------------------
             Premiums             Assuming Hypothetical Gross
 End of    Accumulated           Annual Investment Return of:
 Policy   At 5% Interest ---------------------------------------------
  Year       Per Year        0% Gross        6% Gross      12% Gross
-------- --------------- --------------- --------------- -------------
     1      $   73,588     $ 1,500,000     $ 1,500,000    $ 1,500,000
     2      $  150,856     $ 1,500,000     $ 1,500,000    $ 1,500,000
     3      $  231,987     $ 1,500,000     $ 1,500,000    $ 1,500,000
     4      $  317,174     $ 1,500,000     $ 1,500,000    $ 1,500,000
     5      $  406,621     $ 1,500,000     $ 1,500,000    $ 1,500,000
     6      $  500,541     $ 1,500,000     $ 1,500,000    $ 1,574,094
     7      $  599,156     $ 1,500,000     $ 1,500,000    $ 1,851,196
     8      $  629,114     $ 1,500,000     $ 1,500,000    $ 1,923,502
     9      $  660,569     $ 1,500,000     $ 1,500,000    $ 2,004,630
    10      $  693,598     $ 1,500,000     $ 1,500,000    $ 2,101,775
    15      $  885,226     $ 1,500,000     $ 1,500,000    $ 2,704,845
    20      $1,129,798     $ 1,500,000     $ 1,500,000    $ 3,604,530
    25      $1,441,940               **    $ 1,500,000    $ 4,883,077
    30      $1,840,321               **    $ 1,500,000    $ 6,608,550
    35      $2,348,768               **    $ 1,500,000    $ 8,932,542
    40      $2,997,689               **    $ 1,500,000    $12,055,881
    45      $3,825,895               **    $ 1,500,000    $16,256,273
    50      $4,882,920               **              **   $21,977,786
    55      $6,231,980               **              **   $30,080,285

                       Account Value                         Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $  57,184     $  60,854    $    64,528    $  66,493     $  70,162    $    73,837
     2     $ 113,400     $ 124,300    $   135,645    $ 131,355     $ 142,255    $   153,600
     3     $ 168,658     $ 190,465    $   214,064    $ 193,151     $ 214,957    $   238,557
     4     $ 223,120     $ 259,639    $   300,737    $ 253,736     $ 290,254    $   331,353
     5     $ 276,788     $ 331,963    $   396,556    $ 309,997     $ 365,172    $   429,765
     6     $ 329,604     $ 407,535    $   502,402    $ 365,169     $ 443,101    $   537,968
     7     $ 381,559     $ 486,508    $   618,481    $ 416,979     $ 521,929    $   653,902
     8     $ 366,810     $ 499,272    $   672,775    $ 396,043     $ 528,506    $   702,008
     9     $ 351,756     $ 512,258    $   732,141    $ 375,509     $ 536,011    $   755,894
    10     $ 336,249     $ 525,367    $   796,882    $ 357,815     $ 546,933    $   818,448
    15     $ 251,397     $ 596,351    $ 1,228,359    $ 251,397     $ 596,351    $ 1,228,359
    20     $ 139,712     $ 666,495    $ 1,889,167    $ 139,712     $ 666,495    $ 1,889,167
    25             **    $ 753,921    $ 2,911,793            **    $ 753,921    $ 2,911,793
    30             **    $ 827,548    $ 4,432,294            **    $ 827,548    $ 4,432,294
    35             **    $ 854,144    $ 6,636,361            **    $ 854,144    $ 6,636,361
    40             **    $ 733,612    $ 9,730,332            **    $ 733,612    $ 9,730,332
    45             **    $  55,848    $13,977,879            **    $  55,848    $13,977,879
    50             **            **   $19,817,661            **            **   $19,817,661
    55             **            **   $29,119,346            **            **   $29,119,346



----------
* The illustrations assume that planned periodic premiums are paid at the start of policy years one through seven. The death benefit, account value and cash surrender value will differ if premiums are paid in different amounts or frequencies.


**   Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

                                      Appendix I: Hypothetical illustrations I-3

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CORPORATE OWNED INCENTIVE LIFE
$1,500,000 FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $67,838*
USING CURRENT CHARGES
USING THE GUIDELINE PREMIUM TEST


                                         Death Benefit
                         ---------------------------------------------
             Premiums             Assuming Hypothetical Gross
 End of    Accumulated           Annual Investment Return of:
 Policy   At 5% Interest ---------------------------------------------
  Year       Per Year        0% Gross       6% Gross      12% Gross
-------- --------------- --------------- ------------- ---------------
     1     $    71,230     $ 1,566,950    $ 1,570,579   $  1,574,211
     2     $   146,021     $ 1,632,294    $ 1,643,140   $  1,654,423
     3     $   224,552     $ 1,694,578    $ 1,716,339   $  1,739,872
     4     $   307,010     $ 1,755,492    $ 1,791,980   $  1,833,013
     5     $   393,588     $ 1,811,962    $ 1,867,112   $  1,931,620
     6     $   484,497     $ 1,867,189    $ 1,945,061   $  2,039,827
     7     $   579,951     $ 1,919,047    $ 2,023,833   $  2,156,545
     8     $   680,179     $ 1,966,417    $ 2,102,541   $  2,281,984
     9     $   785,417     $ 2,013,046    $ 2,185,079   $  2,421,176
    10     $   895,917     $ 2,061,812    $ 2,274,481   $  2,578,418
    15     $ 1,537,031     $ 2,284,371    $ 2,782,977   $  3,659,713
    20     $ 2,355,272     $ 2,507,485    $ 3,447,472   $  5,497,280
    25     $ 3,399,578     $ 2,723,594    $ 4,298,563   $  8,585,032
    30     $ 4,732,407     $ 2,878,604    $ 5,323,741   $ 13,695,133
    35     $ 6,433,471     $ 2,955,542    $ 6,547,825   $ 22,170,227
    40     $ 8,604,509     $ 2,903,359    $ 7,962,008   $ 36,442,088
    45     $11,375,364     $ 2,655,164    $ 9,533,764   $ 60,540,501
    50     $14,911,755     $ 2,155,037    $11,228,363   $ 97,119,221
    55     $19,425,186              **    $13,047,499   $160,959,870

                         Account Value                             Cash Surrender Value
         --------------------------------------------- ---------------------------------------------
                  Assuming Hypothetical Gross                   Assuming Hypothetical Gross
                 Annual Investment Return of:                  Annual Investment Return of:
 End of  --------------------------------------------- ---------------------------------------------
 Policy
  Year       0% Gross       6% Gross      12% Gross        0% Gross       6% Gross      12% Gross
-------- --------------- ------------- --------------- --------------- ------------- ---------------
     1     $    57,784    $    61,413   $     65,045     $    66,950    $    70,579   $     74,211
     2     $   114,603    $   125,449   $    136,732     $   132,294    $   143,140   $    154,423
     3     $   170,422    $   192,182   $    215,716     $   194,578    $   216,339   $    239,872
     4     $   225,296    $   261,785   $    302,818     $   255,492    $   291,980   $    333,013
     5     $   279,209    $   334,359   $    398,867     $   311,962    $   367,112   $    431,620
     6     $   332,113    $   409,984   $    504,750     $   367,189    $   445,061   $    539,827
     7     $   384,113    $   488,899   $    621,611     $   419,047    $   523,833   $    656,545
     8     $   436,646    $   572,770   $    752,213     $   466,417    $   602,541   $    781,984
     9     $   488,200    $   660,233   $    896,331     $   513,046    $   685,079   $    921,176
    10     $   538,737    $   751,406   $  1,055,343     $   561,812    $   774,481   $  1,078,418
    15     $   784,371    $ 1,282,977   $  2,159,713     $   784,371    $ 1,282,977   $  2,159,713
    20     $ 1,007,485    $ 1,947,472   $  3,997,280     $ 1,007,485    $ 1,947,472   $  3,997,280
    25     $ 1,223,594    $ 2,798,563   $  7,085,032     $ 1,223,594    $ 2,798,563   $  7,085,032
    30     $ 1,378,604    $ 3,823,741   $ 12,195,133     $ 1,378,604    $ 3,823,741   $ 12,195,133
    35     $ 1,455,542    $ 5,047,825   $ 20,670,227     $ 1,455,542    $ 5,047,825   $ 20,670,227
    40     $ 1,403,359    $ 6,462,008   $ 34,706,751     $ 1,403,359    $ 6,462,008   $ 34,706,751
    45     $ 1,155,164    $ 8,033,764   $ 57,657,620     $ 1,155,164    $ 8,033,764   $ 57,657,620
    50     $   655,037    $ 9,728,363   $ 95,619,221     $   655,037    $ 9,728,363   $ 95,619,221
    55              **    $11,547,499   $159,366,208              **    $11,547,499   $159,366,208


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and cash sur render value will differ if premiums are paid in different amounts or frequencies.

**   Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

I-4 Appendix I: Hypothetical illustrations

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CORPORATE OWNED INCENTIVE LIFE
$1,500,000 FACE AMOUNT


MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $67,838*
USING GUARANTEED CHARGES
USING THE GUIDELINE PREMIUM TEST


                                         Death Benefit
                         ---------------------------------------------
             Premiums             Assuming Hypothetical Gross
 End of    Accumulated           Annual Investment Return of:
 Policy   At 5% Interest ---------------------------------------------
  Year       Per Year        0% Gross       6% Gross      12% Gross
-------- --------------- --------------- ------------- ---------------
     1     $    71,230     $ 1,564,093    $1,567,627    $  1,571,166
     2     $   146,021     $ 1,626,427    $1,636,896    $  1,647,794
     3     $   224,552     $ 1,685,572    $1,706,463    $  1,729,073
     4     $   307,010     $ 1,743,326    $1,778,223    $  1,817,497
     5     $   393,588     $ 1,796,626    $1,849,216    $  1,910,777
     6     $   484,497     $ 1,848,626    $1,922,703    $  2,012,919
     7     $   579,951     $ 1,897,057    $1,996,520    $  2,122,586
     8     $   680,179     $ 1,939,935    $2,068,791    $  2,238,813
     9     $   785,417     $ 1,981,464    $2,143,828    $  2,366,923
    10     $   895,917     $ 2,024,656    $2,224,749    $  2,511,148
    15     $ 1,537,031     $ 2,205,271    $2,664,352    $  3,474,733
    20     $ 2,355,272     $ 2,365,049    $3,210,204    $  5,067,887
    25     $ 3,399,578     $ 2,484,254    $3,860,916    $  7,665,104
    30     $ 4,732,407     $ 2,512,749    $4,583,426    $ 11,856,426
    35     $ 6,433,471     $ 2,389,373    $5,319,491    $ 18,599,162
    40     $ 8,604,509     $ 2,000,295    $5,931,317    $ 29,404,611
    45     $11,375,364              **    $6,176,991    $ 47,158,710
    50     $14,911,755              **    $5,723,263    $ 73,472,412
    55     $19,425,186              **    $4,192,758    $117,676,531

                         Account Value                             Cash Surrender Value
         --------------------------------------------- ---------------------------------------------
                  Assuming Hypothetical Gross                   Assuming Hypothetical Gross
                 Annual Investment Return of:                  Annual Investment Return of:
 End of  --------------------------------------------- ---------------------------------------------
 Policy
  Year       0% Gross       6% Gross      12% Gross        0% Gross       6% Gross      12% Gross
-------- --------------- ------------- --------------- --------------- ------------- ---------------
     1     $    54,927    $   58,461    $     62,000     $    64,093    $   67,627    $     71,166
     2     $   108,736    $  119,205    $    130,103     $   126,427    $  136,896    $    147,794
     3     $   161,415    $  182,307    $    204,917     $   185,572    $  206,463    $    229,073
     4     $   213,131    $  248,028    $    287,302     $   243,326    $  278,223    $    317,497
     5     $   263,872    $  316,462    $    378,023     $   296,626    $  349,216    $    410,777
     6     $   313,549    $  387,626    $    477,843     $   348,626    $  422,703    $    512,919
     7     $   362,123    $  461,585    $    587,652     $   397,057    $  496,520    $    622,586
     8     $   409,471    $  538,328    $    708,350     $   439,935    $  568,791    $    738,813
     9     $   455,571    $  617,936    $    841,030     $   481,464    $  643,828    $    866,923
    10     $   500,248    $  700,341    $    986,740     $   524,656    $  724,749    $  1,011,148
    15     $   705,271    $1,164,352    $  1,974,733     $   705,271    $1,164,352    $  1,974,733
    20     $   865,049    $1,710,204    $  3,567,887     $   865,049    $1,710,204    $  3,567,887
    25     $   984,254    $2,360,916    $  6,165,104     $   984,254    $2,360,916    $  6,165,104
    30     $ 1,012,749    $3,083,426    $ 10,356,426     $ 1,012,749    $3,083,426    $ 10,356,426
    35     $   889,373    $3,819,491    $ 17,099,162     $   889,373    $3,819,491    $ 17,099,162
    40     $   500,295    $4,431,317    $ 27,904,611     $   500,295    $4,431,317    $ 27,904,611
    45              **    $4,676,991    $ 44,913,057              **    $4,676,991    $ 44,913,057
    50              **    $4,223,263    $ 71,972,412              **    $4,223,263    $ 71,972,412
    55              **    $2,692,758    $116,176,531              **    $2,692,758    $116,176,531


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and cash sur render value will differ if premiums are paid in different amounts or frequencies.

**   Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

                                      Appendix I: Hypothetical illustrations I-5

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Appendix II: Integrated term rider examples

--------------------------------------------------------------------------------

The following examples describe how the ITR operates based on certain hypothetical assumptions regarding base policy face amount, ITR fact amount, death benefit election, owner classification and testing method.

Examples of how ITR operates:

Suppose a policy in which the insured at issue is a 35 year old male, standard non-smoker. The base policy has a $1 million base policy face amount and $500,000 ITR face amount -- giving a target amount of $1.5 million. The policy owner elects death benefit Option A and the CVAT test for tax compliance.

1. If the policy account value at the beginning of the 11th policy year is $400,000 --

     then the death benefit of the base policy would be the greater of the base policy face amount ($1 million) and the stated percentage of the policy account value. Since the stated percentage is 345.5% the death benefit of the base policy would be $1.382 million ($400,000 x 3.455). The term insurance benefit would be its $500,000 ITR face amount less the excess of $1.382 million over $1 million ($382,000). The term insurance benefit would thus be $118,000 ($500,000 - $382,000).

     The total death benefit of the base policy and the ITR would be $1.5 million ($1.382 million + $118,000), which equals the target amount.

2. If the policy account value at the beginning of the 11th policy year is $600,000 --

     then the death benefit of the base policy would be the greater of the base policy face amount ($1 million) and the stated percentage of the policy account value. Since the stated percentage is 345.5% the death benefit of the base policy would be $2.073 million ($600,000 x 3.455). The term insurance benefit would be its $500,000 ITR face amount less the excess of $2.073 million over $1 million ($1.073 million) but not less than zero. The term insurance benefit would thus be zero ($500,000 - $1.073 million).


     The total death benefit of the base policy and the ITR would be $2.073 million, which equals the alternative death benefit.

Suppose a policy in which the insured at issue is a 35 year old male, standard non-smoker. The base policy has a $1 million base policy face amount and $500,000 ITR face amount -- giving a target amount of $1.5 million. The policy owner elects death benefit Option B and the guideline premium test for tax compliance.

1. If the policy account value at the beginning of the 11th policy year is $600,000 --

     then the death benefit of the base policy would be the greater of the base policy face amount plus the policy account value ($1.6 million) and the stated percentage of the policy account value. Since the stated percentage is 215% ($600,000 x 2.15 = $1.29 million), the death benefit of the base policy would remain at $1.6 million. The term insurance benefit would be its $500,000 face.

     The total death benefit of the base policy and the ITR would be $2.1 million ($1.6 million + $500,000), which equals the target amount plus the policy account value.

2. If the policy account value at the beginning of the 11th policy year is $900,000 --

     then the death benefit of the base policy would be the greater of the base policy face amount plus the policy account value ($1.9 million) and the stated percentage of the policy account value. Since the stated percentage is 215% the death benefit of the base policy would be $1.935 million ($900,000 x 2.15). Then the term insurance benefit would be its $500,000 ITR face amount less the excess of $1.935 million over $1.9 million ($35,000). The term insurance benefit would be $465,000 ($500,000 - $35,000).

     The total death benefit of the base policy and the ITR would be $2.4 million ($1.5 million + $900,000), which equals the target amount plus the policy account value.

3. If the policy account value at the beginning of the 11th policy year is $1.4 million --

     then the death benefit of the base policy would be the greater of the base policy face amount plus the policy account value ($2.4 million) and the stated percentage of the policy account value. Since the stated percentage is 215% the death benefit of the base policy would be $3.01 million ($1.4 million x 2.15). Then the term insurance benefit would be its $500,000 face amount less the excess of $3.01 million over $2.4 million ($610,000) but not less than zero. The term insurance benefit would be zero ($500,000
     - $610,000).

     The total death benefit of the base policy and the ITR would be $3.01 million, which equals the alternative death benefit.

II-1  Appendix II: Integrated term rider examples

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Requesting more information

--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2009, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-947-3598 and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 4869, Syracuse, New York 13221. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 1-800-947-3598, or asking your financial professional.


You may visit the SEC's website at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04335

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                                           Page
Who is AXA Equitable?........................................................2
Ways we pay policy proceeds..................................................2
Distribution of the policies.................................................2
Underwriting a policy........................................................2
Insurance regulation that applies to AXA Equitable...........................2
Custodian and independent registered public accounting firm..................2
Financial statements.........................................................2



                                                                       811-04335

Corporate Owned Incentive Life

An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2009



--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Corporate Owned Incentive Life ("Corporate Owned IL") prospectus, dated May 1, 2009. The prospectus provides detailed information concerning the policy and the variable investment options, as well as the guaranteed interest option, that fund the policy. Each variable investment option is a subaccount of AXA Equitable's Separate Account FP. Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into AXA Equitable, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor. The guaranteed interest option is part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.


On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."

A copy of the prospectus is available free of charge by writing the Administrative Office (AXA Equitable, P.O. Box 4869, Syracuse, New York 13221), by calling toll free, 1-800-947-3598, or by contacting your financial professional.

TABLE OF CONTENTS
Who is AXA Equitable?........................................................2
Ways we pay policy proceeds..................................................2
Distribution of the policies.................................................2
Underwriting a policy........................................................2
Insurance regulation that applies to AXA Equitable...........................2
Custodian and independent registered public
     accounting firm.........................................................2
Financial statements.........................................................2


Copyright 2009 AXA Equitable Life Insurance Company, New York, New York 10104.
                             All rights reserved.




                                                                          x02441

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: AXA Corporate Solutions Reinsurance Company ("AXA Corporate Solutions") and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and AXA Corporate Solutions, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect.

DISTRIBUTION OF THE POLICIES


AXA Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between AXA Advisors and AXA Equitable. For each of the years 2008, 2007 and 2006, AXA Advisors was paid an administrative services fee of $325,380. AXA Equitable paid AXA Advisors as the distributor of certain policies, including these policies, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account FP, $677,871,467 in 2008, $731,920,627 in 2007 and $672,531,658 in 2006. Of these,
AXA Advisors retained $356,304,358, $386,036,299 and $339,484,801, respectively.

Under a distribution agreement between AXA Distributors and AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account FP, AXA Equitable paid AXA Distributors (or EDI, as applicable) as the distributor of certain policies, including these policies, and as the principal underwriter of several AXA Equitable's separate accounts, including Separate Account FP, $750,235,874 in 2008, $1,007,208,067 in 2007 and $694,578,570 in 2006. Of
these, AXA Distributors (or EDI, as applicable) retained $81,519,894, $95,562,846 and $88,941,713, respectively.


UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are: (i) the insured's age; (ii) whether the insured uses tobacco or not; and
(iii) the admitted medical history of the insured. Many other factors make up the overall evaluation of an individual's assessment for insurance, but all of these items are determined through the questions asked during the application process.

We base guaranteed cost of insurance rates under the policy on the 2001 Commissioner's Standard Ordinary Mortality Tables.


INSURANCE REGULATION THAT APPLIES TO AXA EQUITABLE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for shares of the Trusts owned by Separate Account FP. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.


The financial statements of the Separate Account at December 31, 2008 and for each of the two years in the period ended December 31, 2008, and the consolidated financial statements of AXA Equitable at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the policies.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm....................A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2008.................A-3
   Statements of Operations for the Year Ended December 31, 2008..........A-27
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2008 and 2007...........................................A-40
   Notes to Financial Statements..........................................A-66


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm....................F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2008 and 2007.................F-2
   Consolidated Statements of Earnings, Years Ended December 31, 2008,
     2007 and 2006.........................................................F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
     Income, Years Ended December 31, 2008, 2007 and 2006..................F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 2008,
     2007 and 2006.........................................................F-5
   Notes to Consolidated Financial Statements..............................F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account FP of AXA Equitable Life Insurance Company:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account FP at December 31, 2008, the results of each of their operations and the changes in each of their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in at December 31, 2008 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 9, 2009

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008


                                                            AXA Aggressive AXA Conservative AXA Conservative-Plus    AXA Moderate
                                                              Allocation      Allocation          Allocation          Allocation
                                                           --------------- ---------------- --------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value.......    $ 79,194,700     $17,050,776        $19,189,125       $1,048,435,051
Receivable for The Trusts shares sold....................              --          12,589             13,048              343,492
Receivable for policy-related transactions...............         189,083              --                 --                   --
                                                             ------------     -----------        -----------       --------------
  Total assets...........................................      79,383,783      17,063,365         19,202,173        1,048,778,543
                                                             ------------     -----------        -----------       --------------
Liabilities:
Payable for The Trusts shares purchased..................         193,223              --                 --                   --
Payable for policy-related transactions..................              --          12,586             61,607              886,782
                                                             ------------     -----------        -----------       --------------
  Total liabilities......................................         193,223          12,586             61,607              886,782
                                                             ------------     -----------        -----------       --------------
Net Assets...............................................    $ 79,190,560     $17,050,779        $19,140,566       $1,047,891,761
                                                             ============     ===========        ===========       ==============
Net Assets:
Accumulation Units.......................................      79,105,206      17,048,560         19,132,712        1,045,089,687
Accumulation nonunitized.................................              --              --                 --            2,730,601
Retained by AXA Equitable in Separate Account FP.........          85,354           2,219              7,854               71,473
                                                             ------------     -----------        -----------       --------------
Total net assets.........................................    $ 79,190,560     $17,050,779        $19,140,566       $1,047,891,761
                                                             ============     ===========        ===========       ==============
Investments in shares of The Trusts, at cost.............    $131,369,546     $19,320,586        $23,617,611       $1,251,553,849
The Trusts shares held
 Class A.................................................       6,760,941       1,475,412          1,536,711           81,699,560
 Class B.................................................       2,954,403         391,982            660,684            7,025,923


                                                                                                         EQ/AllianceBernstein
                                                                                                             Intermediate
                                                              AXA Moderate-Plus   EQ/AllianceBernstein        Government
                                                                  Allocation          Common Stock            Securities
                                                             ------------------- ---------------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value........       $241,131,316        $1,181,926,161          $144,490,090
Receivable for The Trusts shares sold.....................                 --                    --                    --
Receivable for policy-related transactions................            295,223               110,801                    --
                                                                 ------------        --------------          ------------
  Total assets............................................        241,426,539         1,182,036,962           144,490,090
                                                                 ------------        --------------          ------------
Liabilities:
Payable for The Trusts shares purchased...................            256,458               996,353                36,289
Payable for policy-related transactions...................                 --                    --               353,668
                                                                 ------------        --------------          ------------
  Total liabilities.......................................            256,458               996,353               389,957
                                                                 ------------        --------------          ------------
Net Assets................................................       $241,170,081        $1,181,040,609          $144,100,133
                                                                 ============        ==============          ============
Net Assets:
Accumulation Units........................................        241,093,036         1,178,037,063           143,796,345
Accumulation nonunitized..................................                 --             2,992,680               248,681
Retained by AXA Equitable in Separate Account FP..........             77,045                10,866                55,107
                                                                 ------------        --------------          ------------
Total net assets..........................................       $241,170,081        $1,181,040,609          $144,100,133
                                                                 ============        ==============          ============
Investments in shares of The Trusts, at cost..............       $356,945,944        $2,035,758,146          $145,215,965
The Trusts shares held
 Class A..................................................         18,743,289            96,116,239            11,702,126
 Class B..................................................          8,776,458            10,307,721             2,877,584

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                   EQ/AllianceBernstein
                                                            EQ/AllianceBernstein         Small Cap
                                                                International             Growth
                                                           ---------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value........      $388,952,989           $129,715,008
Receivable for The Trusts shares sold.....................           727,088                428,389
Receivable for policy-related transactions................                --                     --
                                                                ------------           ------------
  Total assets............................................       389,680,077            130,143,397
                                                                ------------           ------------
Liabilities:
Payable for The Trusts shares purchased...................                --                     --
Payable for policy-related transactions...................           947,414                473,044
                                                                ------------           ------------
  Total liabilities.......................................           947,414                473,044
                                                                ------------           ------------
Net Assets................................................      $388,732,663           $129,670,353
                                                                ============           ============
Net Assets:
Accumulation Units........................................       388,279,229            129,669,289
Accumulation nonunitized..................................           373,101                     --
Retained by AXA Equitable in Separate Account FP..........            80,333                  1,064
                                                                ------------           ------------
Total net assets..........................................      $388,732,663           $129,670,353
                                                                ============           ============
Investments in shares of The Trusts, at cost..............      $573,330,746           $201,519,121
The Trusts shares held
 Class A..................................................        50,725,045             10,345,409
 Class B..................................................         7,270,167              4,085,424


                                                                                  EQ/AXA
                                                                              Rosenberg VIT   EQ/BlackRock   EQ/BlackRock
                                                                EQ/Ariel       Value Long/     Basic Value   International
                                                            Appreciation II    Short Equity      Equity          Value
                                                           ----------------- --------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........     $1,388,524      $12,254,460    $123,891,770   $109,707,300
Receivable for The Trusts shares sold.....................             --               --         432,134        368,693
Receivable for policy-related transactions................          1,872           41,010              --             --
                                                               ----------      -----------    ------------   ------------
  Total assets............................................      1,390,396       12,295,470     124,323,904    110,075,993
                                                               ----------      -----------    ------------   ------------
Liabilities:
Payable for The Trusts shares purchased...................          1,872            2,678              --             --
Payable for policy-related transactions...................             --               --         449,172        393,868
                                                               ----------      -----------    ------------   ------------
  Total liabilities.......................................          1,872            2,678         449,172        393,868
                                                               ----------      -----------    ------------   ------------
Net Assets................................................     $1,388,524      $12,292,792    $123,874,732   $109,682,125
                                                               ==========      ===========    ============   ============
Net Assets:
Accumulation Units........................................      1,388,270       12,252,358     123,844,627    109,624,784
Accumulation nonunitized..................................             --               --              --             --
Retained by AXA Equitable in Separate Account FP..........            254           40,434          30,105         57,341
                                                               ----------      -----------    ------------   ------------
Total net assets..........................................     $1,388,524      $12,292,792    $123,874,732   $109,682,125
                                                               ==========      ===========    ============   ============
Investments in shares of The Trusts, at cost..............     $1,913,759      $12,831,406    $186,128,989   $166,891,294
The Trusts shares held
 Class A..................................................        168,842                9       1,584,639      1,906,325
 Class B..................................................         40,553        1,214,506      11,205,087     10,714,009

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                            EQ/Boston Advisors       EQ/Calvert
                                                              Equity Income     Socially Responsible
                                                           ------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value........     $ 8,102,121            $476,199
Receivable for The Trusts shares sold.....................              --                  --
Receivable for policy-related transactions................          68,607              14,247
                                                               -----------            --------
  Total assets............................................       8,170,728             490,446
                                                               -----------            --------
Liabilities:
Payable for The Trusts shares purchased...................          65,629                 220
Payable for policy-related transactions...................              --                  --
                                                               -----------            --------
  Total liabilities.......................................          65,629                 220
                                                               -----------            --------
Net Assets................................................     $ 8,105,099            $490,226
                                                               ===========            ========
Net Assets:
Accumulation Units........................................       8,101,737             424,715
Accumulation nonunitized..................................              --                  --
Retained by AXA Equitable in Separate Account FP..........           3,362              65,511
                                                               -----------            --------
Total net assets..........................................     $ 8,105,099            $490,226
                                                               ===========            ========
Investments in shares of The Trusts, at cost..............     $10,939,709            $690,904
The Trusts shares held
 Class A..................................................         739,787              14,559
 Class B..................................................       1,157,656              82,515


                                                               EQ/Capital         EQ/Capital      EQ/Caywood-Scholl     EQ/Equity
                                                            Guardian Growth   Guardian Research    High Yield Bond      500 Index
                                                           ----------------- ------------------- ------------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........     $3,936,980        $ 78,770,359         $3,529,353      $450,774,009
Receivable for The Trusts shares sold.....................             --             195,805                 --         1,635,163
Receivable for policy-related transactions................             --                  --              4,773                --
                                                               ----------        ------------         ----------      ------------
  Total assets............................................      3,936,980          78,966,164          3,534,126       452,409,172
                                                               ----------        ------------         ----------      ------------
Liabilities:
Payable for The Trusts shares purchased...................            601                  --              4,773                --
Payable for policy-related transactions...................            101             295,514                 --         1,690,920
                                                               ----------        ------------         ----------      ------------
  Total liabilities.......................................            702             295,514              4,773         1,690,920
                                                               ----------        ------------         ----------      ------------
Net Assets................................................     $3,936,278        $ 78,670,650         $3,529,353      $450,718,252
                                                               ==========        ============         ==========      ============
Net Assets:
Accumulation Units........................................      3,918,835          78,623,228          3,529,339       450,389,995
Accumulation nonunitized..................................             --                  --                 --           237,610
Retained by AXA Equitable in Separate Account FP..........         17,443              47,422                 14            90,647
                                                               ----------        ------------         ----------      ------------
Total net assets..........................................     $3,936,278        $ 78,670,650         $3,529,353      $450,718,252
                                                               ==========        ============         ==========      ============
Investments in shares of The Trusts, at cost..............     $5,963,855        $124,744,181         $4,466,778      $637,647,102
The Trusts shares held
 Class A..................................................         35,221             863,796                 --        24,026,398
 Class B..................................................        412,904           8,830,948          1,090,378         4,603,049

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                                  EQ/GAMCO
                                                               EQ/Evergreen      EQ/Evergreen    Mergers and
                                                            International Bond       Omega      Acquisitions
                                                           -------------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........      $29,516,063      $ 9,865,375     $3,917,984
Receivable for The Trusts shares sold.....................          210,768               --             --
Receivable for policy-related transactions................               --           28,371             --
                                                                -----------      -----------     ----------
  Total assets............................................       29,726,831        9,893,746      3,917,984
                                                                -----------      -----------     ----------
Liabilities:
Payable for The Trusts shares purchased...................               --           18,893          3,340
Payable for policy-related transactions...................          185,037               --          5,430
                                                                -----------      -----------     ----------
  Total liabilities.......................................          185,037           18,893          8,770
                                                                -----------      -----------     ----------
Net Assets................................................      $29,541,794      $ 9,874,853     $3,909,214
                                                                ===========      ===========     ==========
Net Assets:
Accumulation Units........................................       29,515,328        9,828,930      3,909,210
Accumulation nonunitized..................................               --               --             --
Retained by AXA Equitable in Separate Account FP..........           26,466           45,923              4
                                                                -----------      -----------     ----------
Total net assets..........................................      $29,541,794      $ 9,874,853     $3,909,214
                                                                ===========      ===========     ==========
Investments in shares of The Trusts, at cost..............      $33,972,397      $13,087,195     $4,647,671
The Trusts shares held
 Class A..................................................        2,429,934           58,863             --
 Class B..................................................          658,347        1,476,438        389,735


                                                               EQ/GAMCO
                                                            Small Company   EQ/International   EQ/International
                                                                Value           Core PLUS           Growth
                                                           --------------- ------------------ -----------------
Assets:
Investments in shares of The Trusts, at fair value........   $26,043,464       $14,747,162       $10,232,339
Receivable for The Trusts shares sold.....................            --                --            26,021
Receivable for policy-related transactions................        19,595            39,516                --
                                                             -----------       -----------       -----------
  Total assets............................................    26,063,059        14,786,678        10,258,360
                                                             -----------       -----------       -----------
Liabilities:
Payable for The Trusts shares purchased...................        19,595            37,819                --
Payable for policy-related transactions...................            --                --            26,021
                                                             -----------       -----------       -----------
  Total liabilities.......................................        19,595            37,819            26,021
                                                             -----------       -----------       -----------
Net Assets................................................   $26,043,464       $14,748,859       $10,232,339
                                                             ===========       ===========       ===========
Net Assets:
Accumulation Units........................................    26,043,253        14,718,796        10,229,463
Accumulation nonunitized..................................            --                --                --
Retained by AXA Equitable in Separate Account FP..........           211            30,063             2,876
                                                             -----------       -----------       -----------
Total net assets..........................................   $26,043,464       $14,748,859       $10,232,339
                                                             ===========       ===========       ===========
Investments in shares of The Trusts, at cost..............   $35,963,088       $24,824,485       $15,641,196
The Trusts shares held
 Class A..................................................            --           190,845                --
 Class B..................................................     1,241,742         1,978,308         2,438,938

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                             EQ/JPMorgan       EQ/JPMorgan
                                                              Core Bond    Value Opportunities
                                                           -------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value........  $50,324,567        $21,506,056
Receivable for The Trusts shares sold.....................       57,862             93,128
Receivable for policy-related transactions................           --                 --
                                                            -----------        -----------
  Total assets............................................   50,382,429         21,599,184
                                                            -----------        -----------
Liabilities:
Payable for The Trusts shares purchased...................           --                 --
Payable for policy-related transactions...................       61,744            105,020
                                                            -----------        -----------
  Total liabilities.......................................       61,744            105,020
                                                            -----------        -----------
Net Assets................................................  $50,320,685        $21,494,164
                                                            ===========        ===========
Net Assets:
Accumulation Units........................................   50,305,773         21,452,465
Accumulation nonunitized..................................           --                 --
Retained by AXA Equitable in Separate Account FP..........       14,912             41,699
                                                            -----------        -----------
Total net assets..........................................  $50,320,685        $21,494,164
                                                            ===========        ===========
Investments in shares of The Trusts, at cost..............  $58,719,935        $38,309,560
The Trusts shares held
 Class A..................................................    2,120,415             76,279
 Class B..................................................    3,252,255          3,105,476


                                                            EQ/Large Cap   EQ/Large Cap   EQ/Large Cap   EQ/Large Cap
                                                              Core PLUS    Growth Index    Growth PLUS    Value Index
                                                           -------------- -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $ 7,301,084    $75,784,786    $106,530,086    $1,646,992
Receivable for The Trusts shares sold.....................       27,694         70,343         136,690            --
Receivable for policy-related transactions................           --             --              --           261
                                                            -----------    -----------    ------------    ----------
  Total assets............................................    7,328,778     75,855,129     106,666,776     1,647,253
                                                            -----------    -----------    ------------    ----------
Liabilities:
Payable for The Trusts shares purchased...................           --             --              --           261
Payable for policy-related transactions...................       27,795        272,135         245,347            --
                                                            -----------    -----------    ------------    ----------
  Total liabilities.......................................       27,795        272,135         245,347           261
                                                            -----------    -----------    ------------    ----------
Net Assets................................................  $ 7,300,983    $75,582,994    $106,421,429    $1,646,992
                                                            ===========    ===========    ============    ==========
Net Assets:
Accumulation Units........................................    7,265,800     75,561,755     106,398,224     1,646,956
Accumulation nonunitized..................................           --             --              --            --
Retained by AXA Equitable in Separate Account FP..........       35,183         21,239          23,205            36
                                                            -----------    -----------    ------------    ----------
Total net assets..........................................  $ 7,300,983    $75,582,994    $106,421,429    $1,646,992
                                                            ===========    ===========    ============    ==========
Investments in shares of The Trusts, at cost..............  $11,427,987    $95,273,373    $131,920,901    $3,020,280
The Trusts shares held
 Class A..................................................       43,264        979,945         442,175       268,639
 Class B..................................................    1,245,952     12,606,589       9,276,326       119,552

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                             EQ/Large Cap     EQ/Long
                                                              Value PLUS     Term Bond
                                                           --------------- -------------
Assets:
Investments in shares of The Trusts, at fair value........  $383,172,616    $3,168,775
Receivable for The Trusts shares sold.....................     1,025,322        12,325
Receivable for policy-related transactions................            --            --
                                                            ------------    ----------
  Total assets............................................   384,197,938     3,181,100
                                                            ------------    ----------
Liabilities:
Payable for The Trusts shares purchased...................            --            --
Payable for policy-related transactions...................       958,953        12,325
                                                            ------------    ----------
  Total liabilities.......................................       958,953        12,325
                                                            ------------    ----------
Net Assets................................................  $383,238,985    $3,168,775
                                                            ============    ==========
Net Assets:
Accumulation Units........................................   383,075,935     3,168,775
Accumulation nonunitized..................................        75,920            --
Retained by AXA Equitable in Separate Account FP..........        87,130            --
                                                            ------------    ----------
Total net assets..........................................  $383,238,985    $3,168,775
                                                            ============    ==========
Investments in shares of The Trusts, at cost..............  $711,668,040    $3,144,269
The Trusts shares held
 Class A..................................................    36,495,255       139,046
 Class B..................................................    12,961,802        94,509


                                                              EQ/Lord Abbett    EQ/Lord Abbett   EQ/Lord Abbett     EQ/Marsico
                                                            Growth and Income   Large Cap Core    Mid Cap Value       Focus
                                                           ------------------- ---------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........      $  995,442        $4,001,245       $13,881,752    $113,913,336
Receivable for The Trusts shares sold.....................          15,193            97,208                --              --
Receivable for policy-related transactions................              --                --            50,779           9,688
                                                                ----------        ----------       -----------    ------------
  Total assets............................................       1,010,635         4,098,453        13,932,531     113,923,024
                                                                ----------        ----------       -----------    ------------
Liabilities:
Payable for The Trusts shares purchased...................              --                --             6,942          22,655
Payable for policy-related transactions...................          15,165            97,816                --              --
                                                                ----------        ----------       -----------    ------------
  Total liabilities.......................................          15,165            97,816             6,942          22,655
                                                                ----------        ----------       -----------    ------------
Net Assets................................................      $  995,470        $4,000,637       $13,925,589    $113,900,369
                                                                ==========        ==========       ===========    ============
Net Assets:
Accumulation Units........................................         989,592         4,000,637        13,878,485     113,865,477
Accumulation nonunitized..................................              --                --                --              --
Retained by AXA Equitable in Separate Account FP..........           5,878                --            47,104          34,892
                                                                ----------        ----------       -----------    ------------
Total net assets..........................................      $  995,470        $4,000,637       $13,925,589    $113,900,369
                                                                ==========        ==========       ===========    ============
Investments in shares of The Trusts, at cost..............      $1,405,948        $5,077,675       $24,525,811    $169,670,644
The Trusts shares held
 Class A..................................................          84,490           338,216         1,958,392       2,604,765
 Class B..................................................          47,657           130,760            94,748       8,485,734

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                             EQ/Mid Cap      EQ/Mid Cap       EQ/Money
                                                                Index        Value PLUS        Market
                                                           -------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $ 65,341,978   $129,976,330    $472,291,494
Receivable for The Trusts shares sold.....................        89,945        313,092              --
Receivable for policy-related transactions................            --             --       9,410,170
                                                            ------------   ------------    ------------
  Total assets............................................    65,431,923    130,289,422     481,701,664
                                                            ------------   ------------    ------------
Liabilities:
Payable for The Trusts shares purchased...................            --             --       9,740,556
Payable for policy-related transactions...................       125,018        337,503              --
                                                            ------------   ------------    ------------
  Total liabilities.......................................       125,018        337,503       9,740,556
                                                            ------------   ------------    ------------
Net Assets................................................  $ 65,306,905   $129,951,919    $471,961,108
                                                            ============   ============    ============
Net Assets:
Accumulation Units........................................    65,266,049    129,928,744     471,005,173
Accumulation nonunitized..................................            --             --         740,349
Retained by AXA Equitable in Separate Account FP..........        40,856         23,175         215,586
                                                            ------------   ------------    ------------
Total net assets..........................................  $ 65,306,905   $129,951,919    $471,961,108
                                                            ============   ============    ============
Investments in shares of The Trusts, at cost..............  $131,784,464   $251,868,335    $472,382,239
The Trusts shares held
 Class A..................................................     2,705,510      2,570,996     404,013,549
 Class B..................................................    10,517,027     18,704,740      68,253,905


                                                              EQ/Montag &       EQ/PIMCO      EQ/Quality
                                                            Caldwell Growth   Real Return     Bond PLUS
                                                           ----------------- ------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........    $10,091,744     $30,516,379   $119,396,663
Receivable for The Trusts shares sold.....................             --          69,789      1,037,875
Receivable for policy-related transactions................         37,543              --             --
                                                              -----------     -----------   ------------
  Total assets............................................     10,129,287      30,586,168    120,434,538
                                                              -----------     -----------   ------------
Liabilities:
Payable for The Trusts shares purchased...................         37,543              --             --
Payable for policy-related transactions...................             --          72,811      1,074,927
                                                              -----------     -----------   ------------
  Total liabilities.......................................         37,543          72,811      1,074,927
                                                              -----------     -----------   ------------
Net Assets................................................    $10,091,744     $30,513,357   $119,359,611
                                                              ===========     ===========   ============
Net Assets:
Accumulation Units........................................     10,091,330      30,513,222    119,236,070
Accumulation nonunitized..................................             --              --         76,211
Retained by AXA Equitable in Separate Account FP..........            414             135         47,330
                                                              -----------     -----------   ------------
Total net assets..........................................    $10,091,744     $30,513,357   $119,359,611
                                                              ===========     ===========   ============
Investments in shares of The Trusts, at cost..............    $13,310,487     $34,968,123   $135,818,013
The Trusts shares held
 Class A..................................................      1,343,871              --     10,644,021
 Class B..................................................        953,254       3,286,771      3,009,725

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                             EQ/T. Rowe
                                                               EQ/Short        EQ/Small     Price Growth
                                                            Duration Bond   Company Index       Stock
                                                           --------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........    $2,862,293     $36,904,977    $19,011,720
Receivable for The Trusts shares sold.....................            --              --         73,575
Receivable for policy-related transactions................            --              --             --
                                                              ----------     -----------    -----------
  Total assets............................................     2,862,293      36,904,977     19,085,295
                                                              ----------     -----------    -----------
Liabilities:
Payable for The Trusts shares purchased...................        20,461           3,125             --
Payable for policy-related transactions...................         9,953          44,103         72,780
                                                              ----------     -----------    -----------
  Total liabilities.......................................        30,414          47,228         72,780
                                                              ----------     -----------    -----------
Net Assets................................................    $2,831,879     $36,857,749    $19,012,515
                                                              ==========     ===========    ===========
Net Assets:
Accumulation Units........................................     2,831,879      36,805,596     18,972,353
Accumulation nonunitized..................................            --              --             --
Retained by AXA Equitable in Separate Account FP..........            --          52,153         40,162
                                                              ----------     -----------    -----------
Total net assets..........................................    $2,831,879     $36,857,749    $19,012,515
                                                              ==========     ===========    ===========
Investments in shares of The Trusts, at cost..............    $3,103,023     $62,385,460    $29,367,599
The Trusts shares held
 Class A..................................................       230,566       4,389,558         56,723
 Class B..................................................        77,062       1,064,544      1,477,449


                                                                                                 EQ/Van Kampen
                                                                  EQ/UBS        EQ/Van Kampen   Emerging Markets
                                                            Growth and Income      Comstock          Equity
                                                           ------------------- --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value........      $3,313,004        $1,594,764      $156,819,905
Receivable for The Trusts shares sold.....................             258                --           430,669
Receivable for policy-related transactions................              --             5,431                --
                                                                ----------        ----------      ------------
  Total assets............................................       3,313,262         1,600,195       157,250,574
                                                                ----------        ----------      ------------
Liabilities:
Payable for The Trusts shares purchased...................              --             5,431                --
Payable for policy-related transactions...................             258                --           613,910
                                                                ----------        ----------      ------------
  Total liabilities.......................................             258             5,431           613,910
                                                                ----------        ----------      ------------
Net Assets................................................      $3,313,004        $1,594,764      $156,636,664
                                                                ==========        ==========      ============
Net Assets:
Accumulation Units........................................       3,312,982         1,594,720       156,588,438
Accumulation nonunitized..................................              --                --                --
Retained by AXA Equitable in Separate Account FP..........              22                44            48,226
                                                                ----------        ----------      ------------
Total net assets..........................................      $3,313,004        $1,594,764      $156,636,664
                                                                ==========        ==========      ============
Investments in shares of The Trusts, at cost..............      $5,335,664        $2,382,510      $317,080,725
The Trusts shares held
 Class A..................................................              --           150,982         2,766,871
 Class B..................................................         821,735            90,101        17,804,884

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                            EQ/Van Kampen
                                                               Mid Cap     EQ/Van Kampen
                                                               Growth       Real Estate
                                                           -------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value........  $13,640,169     $45,931,235
Receivable for The Trusts shares sold.....................           --         229,291
Receivable for policy-related transactions................           --              --
                                                            -----------     -----------
  Total assets............................................   13,640,169      46,160,526
                                                            -----------     -----------
Liabilities:
Payable for The Trusts shares purchased...................          886              --
Payable for policy-related transactions...................        1,469         210,269
                                                            -----------     -----------
  Total liabilities.......................................        2,355         210,269
                                                            -----------     -----------
Net Assets................................................  $13,637,814     $45,950,257
                                                            ===========     ===========
Net Assets:
Accumulation Units........................................   13,637,598      45,930,202
Accumulation nonunitized..................................           --              --
Retained by AXA Equitable in Separate Account FP..........          216          20,055
                                                            -----------     -----------
Total net assets..........................................  $13,637,814     $45,950,257
                                                            ===========     ===========
Investments in shares of The Trusts, at cost..............  $23,442,856     $85,540,018
The Trusts shares held
 Class A..................................................    1,179,628       9,154,433
 Class B..................................................      464,526         380,828


                                                             Fidelity VIP
                                                            Asset Manager:   Fidelity VIP    Fidelity VIP    Fidelity VIP
                                                                Growth        Contrafund    Equity-Income   Growth & Income
                                                           ---------------- -------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value........    $4,470,274     $26,166,281      $4,515,139      $2,927,099
Receivable for The Trusts shares sold.....................        63,630         328,136         100,988         202,910
Receivable for policy-related transactions................            --              --              --              --
                                                              ----------     -----------      ----------      ----------
  Total assets............................................     4,533,904      26,494,417       4,616,127       3,130,009
                                                              ----------     -----------      ----------      ----------
Liabilities:
Payable for The Trusts shares purchased...................            --              --              --              --
Payable for policy-related transactions...................        63,630         328,136         100,988         202,910
                                                              ----------     -----------      ----------      ----------
  Total liabilities.......................................        63,630         328,136         100,988         202,910
                                                              ----------     -----------      ----------      ----------
Net Assets................................................    $4,470,274     $26,166,281      $4,515,139      $2,927,099
                                                              ==========     ===========      ==========      ==========
Net Assets:
Accumulation Units........................................     4,469,826      26,163,968       4,513,185       2,926,942
Accumulation nonunitized..................................            --              --              --              --
Retained by AXA Equitable in Separate Account FP..........           448           2,313           1,954             157
                                                              ----------     -----------      ----------      ----------
Total net assets..........................................    $4,470,274     $26,166,281      $4,515,139      $2,927,099
                                                              ==========     ===========      ==========      ==========
Investments in shares of The Trusts, at cost..............    $6,760,521     $45,291,043      $8,033,067      $4,583,747
The Trusts shares held
 Class A..................................................            --              --              --              --
 Class B..................................................       466,626       1,728,288         347,318         338,393

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                             Fidelity VIP
                                                            Fidelity VIP   Investment Grade
                                                             High Income         Bond
                                                           -------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value........   $6,563,574       $8,340,156
Receivable for The Trusts shares sold.....................      144,706          254,906
Receivable for policy-related transactions................           --               --
                                                             ----------       ----------
  Total assets............................................    6,708,280        8,595,062
                                                             ----------       ----------
Liabilities:
Payable for The Trusts shares purchased...................           --               --
Payable for policy-related transactions...................      144,706          254,906
                                                             ----------       ----------
  Total liabilities.......................................      144,706          254,906
                                                             ----------       ----------
Net Assets................................................   $6,563,574       $8,340,156
                                                             ==========       ==========
Net Assets:
Accumulation Units........................................    6,563,370        8,339,968
Accumulation nonunitized..................................           --               --
Retained by AXA Equitable in Separate Account FP..........          204              188
                                                             ----------       ----------
Total net assets..........................................   $6,563,574       $8,340,156
                                                             ==========       ==========
Investments in shares of The Trusts, at cost..............   $9,352,872       $8,714,522
The Trusts shares held
 Class A..................................................           --               --
 Class B..................................................    1,687,294          717,741


                                                                                          Fidelity VIP
                                                            Fidelity VIP   Fidelity VIP       Value        Multimanager
                                                               Mid Cap         Value       Strategies    Aggressive Equity
                                                           -------------- -------------- -------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value........  $22,279,171     $2,969,726     $2,697,088      $259,569,895
Receivable for The Trusts shares sold.....................      243,056         34,949         44,984            71,995
Receivable for policy-related transactions................           --             --             --                --
                                                            -----------     ----------     ----------      ------------
  Total assets............................................   22,522,227      3,004,675      2,742,072       259,641,890
                                                            -----------     ----------     ----------      ------------
Liabilities:
Payable for The Trusts shares purchased...................           --             --             --                --
Payable for policy-related transactions...................      243,056         34,949         44,984           199,672
                                                            -----------     ----------     ----------      ------------
  Total liabilities.......................................      243,056         34,949         44,984           199,672
                                                            -----------     ----------     ----------      ------------
Net Assets................................................  $22,279,171     $2,969,726     $2,697,088      $259,442,218
                                                            ===========     ==========     ==========      ============
Net Assets:
Accumulation Units........................................   22,273,298      2,964,691      2,697,033       258,941,633
Accumulation nonunitized..................................           --             --             --           481,322
Retained by AXA Equitable in Separate Account FP..........        5,873          5,035             55            19,263
                                                            -----------     ----------     ----------      ------------
Total net assets..........................................  $22,279,171     $2,969,726     $2,697,088      $259,442,218
                                                            ===========     ==========     ==========      ============
Investments in shares of The Trusts, at cost..............  $36,999,798     $5,719,208     $5,460,199      $373,689,778
The Trusts shares held
 Class A..................................................           --             --             --        14,703,411
 Class B..................................................    1,229,535        447,248        543,768           547,838

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                            Multimanager   Multimanager   Multimanager
                                                              Core Bond     Health Care    High Yield
                                                           -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $83,012,822    $23,588,193    $133,687,790
Receivable for The Trusts shares sold.....................      409,105        244,778         329,802
Receivable for policy-related transactions................           --             --              --
                                                            -----------    -----------    ------------
  Total assets............................................   83,421,927     23,832,971     134,017,592
                                                            -----------    -----------    ------------
Liabilities:
Payable for The Trusts shares purchased...................           --             --              --
Payable for policy-related transactions...................      421,465        244,761         360,527
                                                            -----------    -----------    ------------
  Total liabilities.......................................      421,465        244,761         360,527
                                                            -----------    -----------    ------------
Net Assets................................................  $83,000,462    $23,588,210    $133,657,065
                                                            ===========    ===========    ============
Net Assets:
Accumulation Units........................................   82,990,051     23,562,322     132,941,786
Accumulation nonunitized..................................           --             --         676,535
Retained by AXA Equitable in Separate Account FP..........       10,411         25,888          38,744
                                                            -----------    -----------    ------------
Total net assets..........................................  $83,000,462    $23,588,210    $133,657,065
                                                            ===========    ===========    ============
Investments in shares of The Trusts, at cost..............  $85,975,024    $31,567,972    $199,701,207
The Trusts shares held
 Class A..................................................    2,109,921        778,294      32,857,292
 Class B..................................................    6,298,451      2,182,826       4,649,101


                                                                                   Multimanager  Multimanager
                                                                Multimanager        Large Cap      Large Cap
                                                            International Equity   Core Equity      Growth
                                                           ---------------------- ------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........       $43,980,666       $5,664,664    $11,822,740
Receivable for The Trusts shares sold.....................                --               --             --
Receivable for policy-related transactions................            13,069           20,759          8,907
                                                                 -----------       ----------    -----------
  Total assets............................................        43,993,735        5,685,423     11,831,647
                                                                 -----------       ----------    -----------
Liabilities:
Payable for The Trusts shares purchased...................            18,175           21,496          8,907
Payable for policy-related transactions...................                --               --             --
                                                                 -----------       ----------    -----------
  Total liabilities.......................................            18,175           21,496          8,907
                                                                 -----------       ----------    -----------
Net Assets................................................       $43,975,560       $5,663,927    $11,822,740
                                                                 ===========       ==========    ===========
Net Assets:
Accumulation Units........................................        43,957,815        5,656,531     11,808,434
Accumulation nonunitized..................................                --               --             --
Retained by AXA Equitable in Separate Account FP..........            17,745            7,396         14,306
                                                                 -----------       ----------    -----------
Total net assets..........................................       $43,975,560       $5,663,927    $11,822,740
                                                                 ===========       ==========    ===========
Investments in shares of The Trusts, at cost..............       $74,699,340       $8,893,597    $20,570,414
The Trusts shares held
 Class A..................................................         1,331,350          375,551      1,010,289
 Class B..................................................         3,977,011          435,456      1,209,396

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                            Multimanager  Multimanager
                                                             Large Cap       Mid Cap
                                                               Value         Growth
                                                           ------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........  $30,423,725   $19,574,460
Receivable for The Trusts shares sold.....................           --            --
Receivable for policy-related transactions................       55,152            --
                                                            -----------   -----------
  Total assets............................................   30,478,877    19,574,460
                                                            -----------   -----------
Liabilities:
Payable for The Trusts shares purchased...................       55,151         3,650
Payable for policy-related transactions...................           --           934
                                                            -----------   -----------
  Total liabilities.......................................       55,151         4,584
                                                            -----------   -----------
Net Assets................................................  $30,423,726   $19,569,876
                                                            ===========   ===========
Net Assets:
Accumulation Units........................................   30,399,130    19,552,008
Accumulation nonunitized..................................           --            --
Retained by AXA Equitable in Separate Account FP..........       24,596        17,868
                                                            -----------   -----------
Total net assets..........................................  $30,423,726   $19,569,876
                                                            ===========   ===========
Investments in shares of The Trusts, at cost..............  $48,911,212   $34,103,920
The Trusts shares held
 Class A..................................................    1,135,300     1,271,175
 Class B..................................................    3,080,958     2,616,743



                                                            Multimanager   Multimanager   Multimanager
                                                               Mid Cap       Small Cap      Small Cap    Multimanager
                                                                Value         Growth          Value       Technology
                                                           -------------- -------------- -------------- -------------
Assets:
Investments in shares of The Trusts, at fair value........  $37,581,536     $3,505,746    $24,194,459    $47,558,013
Receivable for The Trusts shares sold.....................      102,556        107,579         15,883             --
Receivable for policy-related transactions................           --             --             --         71,997
                                                            -----------     ----------    -----------    -----------
  Total assets............................................   37,684,092      3,613,325     24,210,342     47,630,010
                                                            -----------     ----------    -----------    -----------
Liabilities:
Payable for The Trusts shares purchased...................           --             --             --         73,344
Payable for policy-related transactions...................      101,024         85,723         16,441             --
                                                            -----------     ----------    -----------    -----------
  Total liabilities.......................................      101,024         85,723         16,441         73,344
                                                            -----------     ----------    -----------    -----------
Net Assets................................................  $37,583,068     $3,527,602    $24,193,901    $47,556,666
                                                            ===========     ==========    ===========    ===========
Net Assets:
Accumulation Units........................................   37,525,522      3,505,739     24,165,562     47,516,790
Accumulation nonunitized..................................           --             --             --             --
Retained by AXA Equitable in Separate Account FP..........       57,546         21,863         28,339         39,876
                                                            -----------     ----------    -----------    -----------
Total net assets..........................................  $37,583,068     $3,527,602    $24,193,901    $47,556,666
                                                            ===========     ==========    ===========    ===========
Investments in shares of The Trusts, at cost..............  $62,711,210     $5,749,368    $45,608,042    $70,679,841
The Trusts shares held
 Class A..................................................    1,216,487             --      1,286,614        999,416
 Class B..................................................    5,396,522        682,027      2,205,357      5,906,995

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                                Target 2015
                                                            Natural Resources   Allocation
                                                           ------------------- ------------
Assets:
Investments in shares of The Trusts, at fair value........     $11,418,205       $877,843
Receivable for The Trusts shares sold.....................              --          1,070
Receivable for policy-related transactions................         193,514             --
                                                               -----------       --------
  Total assets............................................      11,611,719        878,913
                                                               -----------       --------
Liabilities:
Payable for The Trusts shares purchased...................         193,514             --
Payable for policy-related transactions...................              --          1,070
                                                               -----------       --------
  Total liabilities.......................................         193,514          1,070
                                                               -----------       --------
Net Assets................................................     $11,418,205       $877,843
                                                               ===========       ========
Net Assets:
Accumulation Units........................................      11,418,205        877,843
Accumulation nonunitized..................................              --             --
Retained by AXA Equitable in Separate Account FP..........              --             --
                                                               -----------       --------
Total net assets..........................................     $11,418,205       $877,843
                                                               ===========       ========
Investments in shares of The Trusts, at cost..............     $21,044,408       $933,788
The Trusts shares held
 Class A..................................................              --             --
 Class B..................................................         485,055        122,404


                                                            Target 2025   Target 2035   Target 2045   Vanguard VIF
                                                             Allocation    Allocation    Allocation   Equity Index
                                                           ------------- ------------- ------------- --------------
Assets:
Investments in shares of The Trusts, at fair value........    $658,153      $ 96,590      $ 8,099      $4,110,696
Receivable for The Trusts shares sold.....................         800            --           --          48,923
Receivable for policy-related transactions................          --            --        8,099              --
                                                              --------      --------      -------      ----------
  Total assets............................................     658,953        96,590       16,198       4,159,619
                                                              --------      --------      -------      ----------
Liabilities:
Payable for The Trusts shares purchased...................          --            --        8,099              --
Payable for policy-related transactions...................         800            --           --          48,923
                                                              --------      --------      -------      ----------
  Total liabilities.......................................         800            --        8,099          48,923
                                                              --------      --------      -------      ----------
Net Assets................................................    $658,153      $ 96,590      $ 8,099      $4,110,696
                                                              ========      ========      =======      ==========
Net Assets:
Accumulation Units........................................     658,153        96,590        8,099       4,106,652
Accumulation nonunitized..................................          --            --           --              --
Retained by AXA Equitable in Separate Account FP..........          --            --           --           4,044
                                                              --------      --------      -------      ----------
Total net assets..........................................    $658,153      $ 96,590      $ 8,099      $4,110,696
                                                              ========      ========      =======      ==========
Investments in shares of The Trusts, at cost..............    $657,673      $113,107      $ 8,099      $6,234,529
The Trusts shares held
 Class A..................................................          --            --           --         233,430
 Class B..................................................      96,618        14,645        1,306              --

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                              Contract charges     Unit Fair Value     Units Outstanding (000s)
                                             ------------------   -----------------   -------------------------
AXA Aggressive Allocation.................     Class A 0.00%          $ 102.02                    211
AXA Aggressive Allocation.................     Class A 0.00%          $  61.59                     15
AXA Aggressive Allocation.................     Class A 0.00%          $  10.27                     --
AXA Aggressive Allocation.................     Class A 0.60%          $  98.84                    311
AXA Aggressive Allocation.................     Class A 0.80%          $  97.80                      2
AXA Aggressive Allocation.................     Class A 0.90%          $  97.29                     18
AXA Aggressive Allocation.................     Class B 0.00%          $ 100.70                    160
AXA Aggressive Allocation.................     Class B 0.60%          $  97.56                     82
AXA Aggressive Allocation.................     Class B 0.90%          $  96.03                     --
AXA Conservative Allocation...............     Class A 0.00%          $ 112.96                     49
AXA Conservative Allocation...............     Class A 0.00%          $  92.34                      1
AXA Conservative Allocation...............     Class A 0.00%          $  10.29                     --
AXA Conservative Allocation...............     Class A 0.60%          $ 109.45                     65
AXA Conservative Allocation...............     Class A 0.80%          $ 108.30                     --
AXA Conservative Allocation...............     Class A 0.90%          $ 107.73                      7
AXA Conservative Allocation...............     Class B 0.00%          $ 111.49                      8
AXA Conservative Allocation...............     Class B 0.60%          $ 108.02                     25
AXA Conservative Allocation...............     Class B 0.90%          $ 106.32                     --
AXA Conservative-Plus Allocation..........     Class A 0.00%          $ 108.88                     50
AXA Conservative-Plus Allocation..........     Class A 0.00%          $  82.70                      1
AXA Conservative-Plus Allocation..........     Class A 0.00%          $  10.29                     --
AXA Conservative-Plus Allocation..........     Class A 0.60%          $ 105.49                     68
AXA Conservative-Plus Allocation..........     Class A 0.80%          $ 104.38                      1
AXA Conservative-Plus Allocation..........     Class A 0.90%          $ 103.83                      6
AXA Conservative-Plus Allocation..........     Class B 0.00%          $ 107.46                     29
AXA Conservative-Plus Allocation..........     Class B 0.60%          $ 104.12                     25
AXA Conservative-Plus Allocation..........     Class B 0.90%          $ 102.48                     --
AXA Moderate Allocation...................     Class A 0.00%          $ 222.23                    448
AXA Moderate Allocation...................     Class A 0.00%          $  77.63                     13
AXA Moderate Allocation...................     Class A 0.00%          $  10.32                     --
AXA Moderate Allocation...................     Class A 0.60%          $ 499.45                  1,570
AXA Moderate Allocation...................     Class A 0.80%          $ 163.22                     22
AXA Moderate Allocation...................     Class A 0.90%          $ 207.64                    358
AXA Moderate Allocation...................     Class B 0.00%          $ 110.24                    136
AXA Moderate Allocation...................     Class B 0.60%          $ 106.25                    636
AXA Moderate Allocation...................     Class B 0.90%          $ 112.73                     --
AXA Moderate-Plus Allocation..............     Class A 0.00%          $ 108.67                    625
AXA Moderate-Plus Allocation..............     Class A 0.00%          $  69.75                     32
AXA Moderate-Plus Allocation..............     Class A 0.00%          $  10.30                     --
AXA Moderate-Plus Allocation..............     Class A 0.60%          $ 105.29                    775
AXA Moderate-Plus Allocation..............     Class A 0.80%          $ 104.19                      5
AXA Moderate-Plus Allocation..............     Class A 0.90%          $ 103.64                    115
AXA Moderate-Plus Allocation..............     Class B 0.00%          $ 107.26                    401
AXA Moderate-Plus Allocation..............     Class B 0.60%          $ 103.92                    326
AXA Moderate-Plus Allocation..............     Class B 0.90%          $ 102.29                     --
EQ/AllianceBernstein Common Stock.........     Class A 0.00%          $ 207.02                    653
EQ/AllianceBernstein Common Stock.........     Class A 0.00%          $  10.04                     --
EQ/AllianceBernstein Common Stock.........     Class A 0.60%          $ 548.15                  1,557
EQ/AllianceBernstein Common Stock.........     Class A 0.80%          $ 133.50                     60
EQ/AllianceBernstein Common Stock.........     Class A 0.90%          $ 228.54                    300
EQ/AllianceBernstein Common Stock.........     Class B 0.00%          $ 207.02                      1
EQ/AllianceBernstein Common Stock.........     Class B 0.00%          $  65.14                     59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                                 Contract charges   Unit Fair Value   Units Outstanding (000s)
                                                                ------------------ ----------------- -------------------------
EQ/AllianceBernstein Common Stock..............................   Class B 0.60%        $  74.08                1,485
EQ/AllianceBernstein Common Stock..............................   Class B 0.90%        $  71.78                   --
EQ/AllianceBernstein Intermediate Government Securities........   Class A 0.00%        $ 213.74                  235
EQ/AllianceBernstein Intermediate Government Securities........   Class A 0.00%        $  10.25                   --
EQ/AllianceBernstein Intermediate Government Securities........   Class A 0.60%        $ 240.40                  241
EQ/AllianceBernstein Intermediate Government Securities........   Class A 0.80%        $ 172.48                    3
EQ/AllianceBernstein Intermediate Government Securities........   Class A 0.90%        $ 196.64                   35
EQ/AllianceBernstein Intermediate Government Securities........   Class B 0.00%        $ 154.63                    7
EQ/AllianceBernstein Intermediate Government Securities........   Class B 0.60%        $ 145.89                  187
EQ/AllianceBernstein Intermediate Government Securities........   Class B 0.90%        $ 144.81                   --
EQ/AllianceBernstein International.............................   Class A 0.00%        $ 122.66                  506
EQ/AllianceBernstein International.............................   Class A 0.00%        $  10.59                   --
EQ/AllianceBernstein International.............................   Class A 0.60%        $ 112.92                2,240
EQ/AllianceBernstein International.............................   Class A 0.80%        $  93.07                   16
EQ/AllianceBernstein International.............................   Class A 0.90%        $ 108.32                  220
EQ/AllianceBernstein International.............................   Class B 0.00%        $  84.37                   46
EQ/AllianceBernstein International.............................   Class B 0.60%        $  84.49                  523
EQ/AllianceBernstein International.............................   Class B 0.90%        $  80.34                   --
EQ/AllianceBernstein Small Cap Growth..........................   Class A 0.00%        $ 137.63                  207
EQ/AllianceBernstein Small Cap Growth..........................   Class A 0.00%        $  10.47                   --
EQ/AllianceBernstein Small Cap Growth..........................   Class A 0.60%        $ 128.29                  447
EQ/AllianceBernstein Small Cap Growth..........................   Class A 0.80%        $ 125.31                    6
EQ/AllianceBernstein Small Cap Growth..........................   Class A 0.90%        $ 123.85                   59
EQ/AllianceBernstein Small Cap Growth..........................   Class B 0.00%        $ 113.82                   13
EQ/AllianceBernstein Small Cap Growth..........................   Class B 0.60%        $  95.79                  358
EQ/AllianceBernstein Small Cap Growth..........................   Class B 0.90%        $  92.81                   --
EQ/Ariel Appreciation II.......................................   Class A 0.00%        $  57.28                   16
EQ/Ariel Appreciation II.......................................   Class A 0.60%        $  56.69                    4
EQ/Ariel Appreciation II.......................................   Class A 0.80%        $  56.50                   --
EQ/Ariel Appreciation II.......................................   Class A 0.90%        $  56.40                   --
EQ/Ariel Appreciation II.......................................   Class B 0.00%        $  70.25                    2
EQ/Ariel Appreciation II.......................................   Class B 0.60%        $  56.45                    2
EQ/Ariel Appreciation II.......................................   Class B 0.90%        $  56.16                   --
EQ/AXA Rosenberg VIT Value Long/Short Equity...................   Class B 0.00%        $ 106.12                   30
EQ/AXA Rosenberg VIT Value Long/Short Equity...................   Class B 0.60%        $ 102.55                   84
EQ/AXA Rosenberg VIT Value Long/Short Equity...................   Class B 0.80%        $ 101.38                   --
EQ/AXA Rosenberg VIT Value Long/Short Equity...................   Class B 0.90%        $ 100.80                    5
EQ/BlackRock Basic Value Equity................................   Class A 0.00%        $ 133.48                  103
EQ/BlackRock Basic Value Equity................................   Class A 0.00%        $  95.59                   10
EQ/BlackRock Basic Value Equity................................   Class A 0.00%        $  10.23                   --
EQ/BlackRock Basic Value Equity................................   Class A 0.60%        $ 129.34                    5
EQ/BlackRock Basic Value Equity................................   Class B 0.00%        $ 177.01                  114
EQ/BlackRock Basic Value Equity................................   Class B 0.60%        $ 165.01                  462
EQ/BlackRock Basic Value Equity................................   Class B 0.60%        $ 107.91                   47
EQ/BlackRock Basic Value Equity................................   Class B 0.80%        $ 161.18                    4
EQ/BlackRock Basic Value Equity................................   Class B 0.90%        $ 159.29                   41
EQ/BlackRock International Value...............................   Class A 0.00%        $ 146.17                  104
EQ/BlackRock International Value...............................   Class A 0.00%        $ 114.79                    6
EQ/BlackRock International Value...............................   Class A 0.00%        $  10.71                   --
EQ/BlackRock International Value...............................   Class A 0.60%        $ 108.89                    6
EQ/BlackRock International Value...............................   Class B 0.00%        $ 107.71                  204

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                             Contract charges     Unit Fair Value     Units Outstanding (000s)
                                            ------------------   -----------------   -------------------------
EQ/BlackRock International Value.........     Class B 0.60%          $ 112.09                    570
EQ/BlackRock International Value.........     Class B 0.60%          $ 109.78                      9
EQ/BlackRock International Value.........     Class B 0.80%          $  99.90                      3
EQ/BlackRock International Value.........     Class B 0.90%          $ 108.61                     55
EQ/Boston Advisors Equity Income.........     Class A 0.00%          $  66.79                      2
EQ/Boston Advisors Equity Income.........     Class A 0.60%          $  66.11                     43
EQ/Boston Advisors Equity Income.........     Class A 0.80%          $  65.89                     --
EQ/Boston Advisors Equity Income.........     Class A 0.90%          $  65.77                      3
EQ/Boston Advisors Equity Income.........     Class B 0.00%          $  92.72                     41
EQ/Boston Advisors Equity Income.........     Class B 0.60%          $  65.83                     17
EQ/Boston Advisors Equity Income.........     Class B 0.90%          $  65.49                     --
EQ/Calvert Socially Responsible..........     Class A 0.00%          $  97.22                     --
EQ/Calvert Socially Responsible..........     Class B 0.00%          $  61.36                      2
EQ/Calvert Socially Responsible..........     Class B 0.60%          $  57.99                      5
EQ/Calvert Socially Responsible..........     Class B 0.80%          $  56.91                     --
EQ/Calvert Socially Responsible..........     Class B 0.90%          $  56.37                     --
EQ/Capital Guardian Growth...............     Class A 0.00%          $  96.60                      3
EQ/Capital Guardian Growth...............     Class B 0.00%          $  52.31                      8
EQ/Capital Guardian Growth...............     Class B 0.60%          $  56.89                     45
EQ/Capital Guardian Growth...............     Class B 0.60%          $  49.94                      5
EQ/Capital Guardian Growth...............     Class B 0.80%          $  48.52                     --
EQ/Capital Guardian Growth...............     Class B 0.90%          $  55.12                      7
EQ/Capital Guardian Research.............     Class A 0.00%          $ 117.30                     51
EQ/Capital Guardian Research.............     Class A 0.00%          $  86.35                      6
EQ/Capital Guardian Research.............     Class A 0.00%          $   9.97                     --
EQ/Capital Guardian Research.............     Class A 0.60%          $  77.62                      7
EQ/Capital Guardian Research.............     Class B 0.00%          $  89.78                    130
EQ/Capital Guardian Research.............     Class B 0.60%          $  84.88                    647
EQ/Capital Guardian Research.............     Class B 0.80%          $  83.29                      6
EQ/Capital Guardian Research.............     Class B 0.90%          $  82.51                     56
EQ/Caywood-Scholl High Yield Bond........     Class B 0.00%          $  94.21                     10
EQ/Caywood-Scholl High Yield Bond........     Class B 0.00%          $  80.42                      6
EQ/Caywood-Scholl High Yield Bond........     Class B 0.60%          $  79.60                     25
EQ/Caywood-Scholl High Yield Bond........     Class B 0.80%          $  79.33                     --
EQ/Caywood-Scholl High Yield Bond........     Class B 0.90%          $  79.20                      2
EQ/Equity 500 Index......................     Class A 0.00%          $ 239.18                    496
EQ/Equity 500 Index......................     Class A 0.00%          $   9.95                     --
EQ/Equity 500 Index......................     Class A 0.60%          $ 221.05                  1,003
EQ/Equity 500 Index......................     Class A 0.80%          $ 151.11                     17
EQ/Equity 500 Index......................     Class A 0.90%          $ 211.35                    167
EQ/Equity 500 Index......................     Class B 0.00%          $  72.94                     54
EQ/Equity 500 Index......................     Class B 0.60%          $  71.13                    959
EQ/Equity 500 Index......................     Class B 0.90%          $  79.31                     --
EQ/Evergreen International Bond..........     Class A 0.00%          $ 122.61                    106
EQ/Evergreen International Bond..........     Class A 0.00%          $  10.72                     --
EQ/Evergreen International Bond..........     Class A 0.60%          $ 113.66                     83
EQ/Evergreen International Bond..........     Class A 0.80%          $ 113.27                     --
EQ/Evergreen International Bond..........     Class A 0.90%          $ 113.08                      7
EQ/Evergreen International Bond..........     Class B 0.00%          $ 117.74                     17
EQ/Evergreen International Bond..........     Class B 0.60%          $ 113.17                     39
EQ/Evergreen International Bond..........     Class B 0.90%          $ 112.59                     --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                             Contract charges     Unit Fair Value     Units Outstanding (000s)
                                            ------------------   -----------------   -------------------------
EQ/Evergreen Omega.......................     Class A 0.00%          $ 135.74                     3
EQ/Evergreen Omega.......................     Class A 0.00%          $  96.28                     1
EQ/Evergreen Omega.......................     Class A 0.00%          $  10.23                    --
EQ/Evergreen Omega.......................     Class B 0.00%          $  78.25                    33
EQ/Evergreen Omega.......................     Class B 0.60%          $  71.68                    91
EQ/Evergreen Omega.......................     Class B 0.80%          $  72.59                    --
EQ/Evergreen Omega.......................     Class B 0.90%          $  71.91                     5
EQ/Evergreen Omega.......................     Class B 0.90%          $  69.63                    --
EQ/GAMCO Mergers and Acquisitions........     Class B 0.00%          $ 105.99                     7
EQ/GAMCO Mergers and Acquisitions........     Class B 0.00%          $  84.98                     9
EQ/GAMCO Mergers and Acquisitions........     Class B 0.60%          $  84.12                    25
EQ/GAMCO Mergers and Acquisitions........     Class B 0.80%          $  83.83                    --
EQ/GAMCO Mergers and Acquisitions........     Class B 0.90%          $  83.69                     4
EQ/GAMCO Small Company Value.............     Class B 0.00%          $ 106.70                   108
EQ/GAMCO Small Company Value.............     Class B 0.00%          $  69.69                     9
EQ/GAMCO Small Company Value.............     Class B 0.60%          $  68.98                   182
EQ/GAMCO Small Company Value.............     Class B 0.80%          $  68.75                     1
EQ/GAMCO Small Company Value.............     Class B 0.90%          $  68.63                    19
EQ/International Core PLUS...............     Class A 0.00%          $ 145.03                     7
EQ/International Core PLUS...............     Class A 0.60%          $ 109.33                     3
EQ/International Core PLUS...............     Class B 0.00%          $  94.65                    17
EQ/International Core PLUS...............     Class B 0.60%          $  89.19                   126
EQ/International Core PLUS...............     Class B 0.80%          $  87.79                    --
EQ/International Core PLUS...............     Class B 0.90%          $  86.71                     7
EQ/International Growth..................     Class B 0.00%          $ 101.17                    11
EQ/International Growth..................     Class B 0.00%          $  63.40                    35
EQ/International Growth..................     Class B 0.60%          $  62.75                    92
EQ/International Growth..................     Class B 0.80%          $  62.54                    --
EQ/International Growth..................     Class B 0.90%          $  62.43                    18
EQ/JPMorgan Core Bond....................     Class A 0.00%          $ 111.49                   159
EQ/JPMorgan Core Bond....................     Class A 0.60%          $ 114.58                    18
EQ/JPMorgan Core Bond....................     Class B 0.00%          $ 116.70                    28
EQ/JPMorgan Core Bond....................     Class B 0.60%          $ 137.18                   163
EQ/JPMorgan Core Bond....................     Class B 0.60%          $ 134.84                    17
EQ/JPMorgan Core Bond....................     Class B 0.80%          $ 110.25                     1
EQ/JPMorgan Core Bond....................     Class B 0.90%          $ 109.47                    22
EQ/JPMorgan Core Bond....................     Class B 0.90%          $ 132.92                    --
EQ/JPMorgan Value Opportunities..........     Class A 0.00%          $ 115.83                     3
EQ/JPMorgan Value Opportunities..........     Class A 0.00%          $  88.92                     2
EQ/JPMorgan Value Opportunities..........     Class A 0.00%          $  10.18                    --
EQ/JPMorgan Value Opportunities..........     Class B 0.00%          $ 109.02                    47
EQ/JPMorgan Value Opportunities..........     Class B 0.60%          $ 101.63                   128
EQ/JPMorgan Value Opportunities..........     Class B 0.60%          $  71.32                    15
EQ/JPMorgan Value Opportunities..........     Class B 0.80%          $  99.27                     2
EQ/JPMorgan Value Opportunities..........     Class B 0.90%          $  98.11                    17
EQ/Large Cap Core PLUS...................     Class A 0.00%          $  93.29                    --
EQ/Large Cap Core PLUS...................     Class A 0.00%          $ 112.49                     2
EQ/Large Cap Core PLUS...................     Class A 0.00%          $  10.02                    --
EQ/Large Cap Core PLUS...................     Class A 0.60%          $  82.28                    --
EQ/Large Cap Core PLUS...................     Class B 0.00%          $  73.01                    12
EQ/Large Cap Core PLUS...................     Class B 0.60%          $  68.92                    70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                            Contract charges     Unit Fair Value     Units Outstanding (000s)
                                           ------------------   -----------------   -------------------------
EQ/Large Cap Core PLUS..................     Class B 0.80%          $  67.61                     --
EQ/Large Cap Core PLUS..................     Class B 0.90%          $  66.96                     20
EQ/Large Cap Growth Index...............     Class A 0.00%          $ 112.82                     45
EQ/Large Cap Growth Index...............     Class A 0.00%          $  93.85                      4
EQ/Large Cap Growth Index...............     Class A 0.00%          $  10.51                     --
EQ/Large Cap Growth Index...............     Class A 0.60%          $  78.82                      1
EQ/Large Cap Growth Index...............     Class B 0.00%          $  56.63                    165
EQ/Large Cap Growth Index...............     Class B 0.60%          $  53.46                  1,086
EQ/Large Cap Growth Index...............     Class B 0.80%          $  52.43                      9
EQ/Large Cap Growth Index...............     Class B 0.90%          $  51.93                     45
EQ/Large Cap Growth PLUS................     Class A 0.00%          $ 129.25                     34
EQ/Large Cap Growth PLUS................     Class A 0.00%          $  98.20                      6
EQ/Large Cap Growth PLUS................     Class A 0.00%          $  10.03                     --
EQ/Large Cap Growth PLUS................     Class A 0.60%          $  83.78                      3
EQ/Large Cap Growth PLUS................     Class B 0.00%          $ 122.89                    109
EQ/Large Cap Growth PLUS................     Class B 0.60%          $ 114.56                    682
EQ/Large Cap Growth PLUS................     Class B 0.60%          $  65.82                     63
EQ/Large Cap Growth PLUS................     Class B 0.80%          $ 111.89                      8
EQ/Large Cap Growth PLUS................     Class B 0.90%          $ 110.58                     45
EQ/Large Cap Value Index................     Class A 0.00%          $  40.02                      5
EQ/Large Cap Value Index................     Class A 0.60%          $  39.62                     23
EQ/Large Cap Value Index................     Class A 0.80%          $  39.48                     --
EQ/Large Cap Value Index................     Class A 0.90%          $  39.41                      1
EQ/Large Cap Value Index................     Class B 0.00%          $  46.45                      7
EQ/Large Cap Value Index................     Class B 0.60%          $  39.45                      4
EQ/Large Cap Value Index................     Class B 0.90%          $  39.25                     --
EQ/Large Cap Value PLUS.................     Class A 0.00%          $ 113.43                    323
EQ/Large Cap Value PLUS.................     Class A 0.00%          $  84.04                     30
EQ/Large Cap Value PLUS.................     Class A 0.00%          $  85.67                    551
EQ/Large Cap Value PLUS.................     Class A 0.00%          $   9.95                     --
EQ/Large Cap Value PLUS.................     Class A 0.60%          $  82.15                     21
EQ/Large Cap Value PLUS.................     Class A 0.60%          $  93.78                  1,796
EQ/Large Cap Value PLUS.................     Class A 0.80%          $  79.46                     32
EQ/Large Cap Value PLUS.................     Class A 0.90%          $  90.87                    263
EQ/Large Cap Value PLUS.................     Class B 0.00%          $  85.09                     48
EQ/Large Cap Value PLUS.................     Class B 0.60%          $  93.15                  1,021
EQ/Large Cap Value PLUS.................     Class B 0.60%          $  80.00                     12
EQ/Large Cap Value PLUS.................     Class B 0.90%          $  90.26                     --
EQ/Long Term Bond.......................     Class A 0.00%          $ 111.98                      6
EQ/Long Term Bond.......................     Class A 0.60%          $ 110.84                     10
EQ/Long Term Bond.......................     Class A 0.80%          $ 110.46                     --
EQ/Long Term Bond.......................     Class A 0.90%          $ 110.27                      1
EQ/Long Term Bond.......................     Class B 0.00%          $ 115.85                      5
EQ/Long Term Bond.......................     Class B 0.60%          $ 110.37                      6
EQ/Long Term Bond.......................     Class B 0.90%          $ 109.80                     --
EQ/Lord Abbett Growth and Income........     Class A 0.00%          $  63.33                      1
EQ/Lord Abbett Growth and Income........     Class A 0.60%          $  62.68                      8
EQ/Lord Abbett Growth and Income........     Class A 0.80%          $  62.47                     --
EQ/Lord Abbett Growth and Income........     Class A 0.90%          $  62.36                      1
EQ/Lord Abbett Growth and Income........     Class B 0.00%          $  82.28                      4
EQ/Lord Abbett Growth and Income........     Class B 0.60%          $  62.41                      1
EQ/Lord Abbett Growth and Income........     Class B 0.90%          $  62.09                     --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                         Contract charges     Unit Fair Value     Units Outstanding (000s)
                                        ------------------   -----------------   -------------------------
EQ/Lord Abbett Large Cap Core........     Class A 0.00%          $  72.08                      9
EQ/Lord Abbett Large Cap Core........     Class A 0.60%          $  71.34                     29
EQ/Lord Abbett Large Cap Core........     Class A 0.80%          $  71.10                     --
EQ/Lord Abbett Large Cap Core........     Class A 0.90%          $  70.98                      2
EQ/Lord Abbett Large Cap Core........     Class B 0.00%          $  91.75                      5
EQ/Lord Abbett Large Cap Core........     Class B 0.60%          $  71.03                      9
EQ/Lord Abbett Large Cap Core........     Class B 0.90%          $  70.66                     --
EQ/Lord Abbett Mid Cap Value.........     Class A 0.00%          $  56.55                    114
EQ/Lord Abbett Mid Cap Value.........     Class A 0.00%          $  10.46                     --
EQ/Lord Abbett Mid Cap Value.........     Class A 0.60%          $  55.98                    111
EQ/Lord Abbett Mid Cap Value.........     Class A 0.80%          $  55.78                     --
EQ/Lord Abbett Mid Cap Value.........     Class A 0.90%          $  55.69                     10
EQ/Lord Abbett Mid Cap Value.........     Class B 0.00%          $  77.64                      8
EQ/Marsico Focus.....................     Class A 0.00%          $ 117.39                    203
EQ/Marsico Focus.....................     Class A 0.00%          $  94.45                     11
EQ/Marsico Focus.....................     Class A 0.00%          $   9.77                     --
EQ/Marsico Focus.....................     Class A 0.60%          $ 113.75                     18
EQ/Marsico Focus.....................     Class B 0.00%          $ 112.22                    166
EQ/Marsico Focus.....................     Class B 0.60%          $ 107.44                    590
EQ/Marsico Focus.....................     Class B 0.80%          $ 105.88                      2
EQ/Marsico Focus.....................     Class B 0.90%          $ 105.11                     45
EQ/Mid Cap Index.....................     Class A 0.00%          $ 119.31                    106
EQ/Mid Cap Index.....................     Class A 0.00%          $  80.63                      3
EQ/Mid Cap Index.....................     Class A 0.00%          $  10.43                     --
EQ/Mid Cap Index.....................     Class A 0.60%          $  85.85                      7
EQ/Mid Cap Index.....................     Class B 0.00%          $  76.78                    102
EQ/Mid Cap Index.....................     Class B 0.60%          $  73.03                    567
EQ/Mid Cap Index.....................     Class B 0.80%          $  71.81                      3
EQ/Mid Cap Index.....................     Class B 0.90%          $  71.21                     33
EQ/Mid Cap Value PLUS................     Class A 0.00%          $ 128.00                    111
EQ/Mid Cap Value PLUS................     Class A 0.00%          $  92.17                     10
EQ/Mid Cap Value PLUS................     Class A 0.00%          $  10.38                     --
EQ/Mid Cap Value PLUS................     Class A 0.60%          $  92.94                      8
EQ/Mid Cap Value PLUS................     Class B 0.00%          $ 119.04                    127
EQ/Mid Cap Value PLUS................     Class B 0.60%          $ 110.96                    781
EQ/Mid Cap Value PLUS................     Class B 0.60%          $ 107.79                     45
EQ/Mid Cap Value PLUS................     Class B 0.80%          $ 108.38                      6
EQ/Mid Cap Value PLUS................     Class B 0.90%          $ 107.12                     64
EQ/Mid Cap Value PLUS................     Class B 0.90%          $  84.45                     --
EQ/Money Market......................     Class A 0.00%          $ 171.41                  1,191
EQ/Money Market......................     Class A 0.00%          $  10.00                     --
EQ/Money Market......................     Class A 0.60%          $ 252.39                    738
EQ/Money Market......................     Class A 0.80%          $ 143.99                      4
EQ/Money Market......................     Class A 0.90%          $ 160.16                     77
EQ/Money Market......................     Class B 0.00%          $ 131.49                    101
EQ/Money Market......................     Class B 0.60%          $ 129.77                    424
EQ/Money Market......................     Class B 0.90%          $ 125.74                     --
EQ/Montag & Caldwell Growth..........     Class A 0.00%          $  78.71                      7
EQ/Montag & Caldwell Growth..........     Class A 0.60%          $  77.91                     64
EQ/Montag & Caldwell Growth..........     Class A 0.80%          $  77.65                     --
EQ/Montag & Caldwell Growth..........     Class A 0.90%          $  77.51                      5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                         Contract charges     Unit Fair Value     Units Outstanding (000s)
                                        ------------------   -----------------   -------------------------
EQ/Montag & Caldwell Growth..........     Class B 0.00%          $  96.84                    22
EQ/Montag & Caldwell Growth..........     Class B 0.60%          $  77.59                    27
EQ/Montag & Caldwell Growth..........     Class B 0.90%          $  77.20                    --
EQ/PIMCO Real Return.................     Class B 0.00%          $ 107.64                    32
EQ/PIMCO Real Return.................     Class B 0.00%          $ 104.47                    55
EQ/PIMCO Real Return.................     Class B 0.60%          $ 103.41                   194
EQ/PIMCO Real Return.................     Class B 0.80%          $ 103.06                     1
EQ/PIMCO Real Return.................     Class B 0.90%          $ 102.88                    11
EQ/Quality Bond PLUS.................     Class A 0.00%          $ 210.91                   176
EQ/Quality Bond PLUS.................     Class A 0.00%          $  10.21                    --
EQ/Quality Bond PLUS.................     Class A 0.60%          $ 181.51                   274
EQ/Quality Bond PLUS.................     Class A 0.80%          $ 167.39                     3
EQ/Quality Bond PLUS.................     Class A 0.90%          $ 173.33                    33
EQ/Quality Bond PLUS.................     Class B 0.00%          $ 143.26                     5
EQ/Quality Bond PLUS.................     Class B 0.60%          $ 134.95                   189
EQ/Quality Bond PLUS.................     Class B 0.90%          $ 133.03                    --
EQ/Short Duration Bond...............     Class A 0.00%          $ 102.15                     6
EQ/Short Duration Bond...............     Class A 0.60%          $ 101.11                    11
EQ/Short Duration Bond...............     Class A 0.80%          $ 100.77                    --
EQ/Short Duration Bond...............     Class A 0.90%          $ 100.59                     4
EQ/Short Duration Bond...............     Class B 0.00%          $ 108.04                     4
EQ/Short Duration Bond...............     Class B 0.60%          $ 100.68                     3
EQ/Short Duration Bond...............     Class B 0.90%          $ 100.16                    --
EQ/Small Company Index...............     Class A 0.00%          $ 154.05                    66
EQ/Small Company Index...............     Class A 0.00%          $  61.67                     3
EQ/Small Company Index...............     Class A 0.00%          $  10.39                    --
EQ/Small Company Index...............     Class A 0.60%          $ 102.07                    15
EQ/Small Company Index...............     Class A 0.60%          $ 131.67                   111
EQ/Small Company Index...............     Class A 0.80%          $ 129.43                    --
EQ/Small Company Index...............     Class A 0.90%          $ 128.69                    12
EQ/Small Company Index...............     Class B 0.00%          $ 112.68                    22
EQ/Small Company Index...............     Class B 0.60%          $ 116.95                    46
EQ/Small Company Index...............     Class B 0.60%          $ 115.45                     3
EQ/Small Company Index...............     Class B 0.90%          $ 113.32                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  54.91                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  55.00                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  55.72                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  58.41                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  58.29                    10
EQ/T. Rowe Price Growth Stock........     Class A 0.00%          $  10.12                    --
EQ/T. Rowe Price Growth Stock........     Class A 0.60%          $  57.76                     2
EQ/T. Rowe Price Growth Stock........     Class B 0.00%          $  69.00                    20
EQ/T. Rowe Price Growth Stock........     Class B 0.00%          $  58.05                    49
EQ/T. Rowe Price Growth Stock........     Class B 0.60%          $  57.52                   236
EQ/T. Rowe Price Growth Stock........     Class B 0.80%          $  57.35                     1
EQ/T. Rowe Price Growth Stock........     Class B 0.90%          $  57.26                     7
EQ/UBS Growth and Income.............     Class B 0.00%          $  82.71                    17
EQ/UBS Growth and Income.............     Class B 0.00%          $  57.54                    --
EQ/UBS Growth and Income.............     Class B 0.60%          $  56.95                    32
EQ/UBS Growth and Income.............     Class B 0.80%          $  56.75                    --
EQ/UBS Growth and Income.............     Class B 0.90%          $  56.66                     2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                                 Contract charges     Unit Fair Value     Units Outstanding (000s)
                                                ------------------   -----------------   -------------------------
EQ/Van Kampen Comstock.......................     Class A 0.00%          $  58.43                     7
EQ/Van Kampen Comstock.......................     Class A 0.60%          $  57.84                    10
EQ/Van Kampen Comstock.......................     Class A 0.80%          $  57.64                    --
EQ/Van Kampen Comstock.......................     Class A 0.90%          $  57.54                     2
EQ/Van Kampen Comstock.......................     Class B 0.00%          $  74.98                     6
EQ/Van Kampen Comstock.......................     Class B 0.60%          $  57.59                     3
EQ/Van Kampen Comstock.......................     Class B 0.90%          $  57.29                    --
EQ/Van Kampen Emerging Markets Equity........     Class A 0.00%          $ 240.26                    78
EQ/Van Kampen Emerging Markets Equity........     Class A 0.00%          $ 149.22                    16
EQ/Van Kampen Emerging Markets Equity........     Class A 0.00%          $  10.55                    --
EQ/Van Kampen Emerging Markets Equity........     Class B 0.00%          $ 129.67                   256
EQ/Van Kampen Emerging Markets Equity........     Class B 0.60%          $ 121.09                   749
EQ/Van Kampen Emerging Markets Equity........     Class B 0.60%          $ 164.18                    27
EQ/Van Kampen Emerging Markets Equity........     Class B 0.80%          $ 118.35                     4
EQ/Van Kampen Emerging Markets Equity........     Class B 0.90%          $ 117.00                    58
EQ/Van Kampen Mid Cap Growth.................     Class A 0.00%          $  60.33                    44
EQ/Van Kampen Mid Cap Growth.................     Class A 0.60%          $  59.71                   110
EQ/Van Kampen Mid Cap Growth.................     Class A 0.80%          $  59.51                    --
EQ/Van Kampen Mid Cap Growth.................     Class A 0.90%          $  59.40                    10
EQ/Van Kampen Mid Cap Growth.................     Class B 0.00%          $  87.96                    14
EQ/Van Kampen Mid Cap Growth.................     Class B 0.60%          $  59.45                    44
EQ/Van Kampen Mid Cap Growth.................     Class B 0.90%          $  59.15                    --
EQ/Van Kampen Real Estate....................     Class A 0.00%          $  51.22                   387
EQ/Van Kampen Real Estate....................     Class A 0.00%          $  10.05                    --
EQ/Van Kampen Real Estate....................     Class A 0.60%          $  50.76                   447
EQ/Van Kampen Real Estate....................     Class A 0.80%          $  50.61                     2
EQ/Van Kampen Real Estate....................     Class A 0.90%          $  50.53                    29
EQ/Van Kampen Real Estate....................     Class B 0.00%          $  50.98                    36
Fidelity VIP Asset Manager: Growth...........     Class B 0.00%          $ 105.49                    42
Fidelity VIP Asset Manager: Growth...........     Class B 0.00%          $  10.20                    --
Fidelity VIP Contrafund......................     Class B 0.00%          $ 127.83                   205
Fidelity VIP Contrafund......................     Class B 0.00%          $  10.19                    --
Fidelity VIP Equity-Income...................     Class B 0.00%          $ 106.04                    43
Fidelity VIP Equity-Income...................     Class B 0.00%          $   9.98                    --
Fidelity VIP Growth & Income.................     Class B 0.00%          $  97.68                    30
Fidelity VIP Growth & Income.................     Class B 0.00%          $   9.95                    --
Fidelity VIP High Income.....................     Class B 0.00%          $ 109.02                    60
Fidelity VIP High Income.....................     Class B 0.00%          $  10.48                    --
Fidelity VIP Investment Grade Bond...........     Class B 0.00%          $ 113.78                    73
Fidelity VIP Investment Grade Bond...........     Class B 0.00%          $  10.36                    --
Fidelity VIP Mid Cap.........................     Class B 0.00%          $ 165.82                   134
Fidelity VIP Mid Cap.........................     Class B 0.00%          $  10.41                    --
Fidelity VIP Value...........................     Class B 0.00%          $  93.44                    32
Fidelity VIP Value...........................     Class B 0.00%          $  10.33                    --
Fidelity VIP Value Startegies................     Class B 0.00%          $ 107.18                    25
Fidelity VIP Value Startegies................     Class B 0.00%          $  10.45                    --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                              Contract charges     Unit Fair Value     Units Outstanding (000s)
                                             ------------------   -----------------   -------------------------
Multimanager Aggressive Equity............     Class A 0.00%          $ 105.45                   219
Multimanager Aggressive Equity............     Class A 0.00%          $  57.33                     2
Multimanager Aggressive Equity............     Class A 0.00%          $  10.13                    --
Multimanager Aggressive Equity............     Class A 0.60%          $ 422.87                   500
Multimanager Aggressive Equity............     Class A 0.80%          $  62.58                    29
Multimanager Aggressive Equity............     Class A 0.90%          $ 112.68                   120
Multimanager Aggressive Equity............     Class B 0.00%          $  54.13                     4
Multimanager Aggressive Equity............     Class B 0.60%          $  51.30                   174
Multimanager Aggressive Equity............     Class B 0.90%          $  49.70                    --
Multimanager Core Bond....................     Class A 0.00%          $ 129.13                   144
Multimanager Core Bond....................     Class A 0.00%          $ 122.01                    10
Multimanager Core Bond....................     Class A 0.00%          $  10.34                    --
Multimanager Core Bond....................     Class A 0.60%          $ 130.57                     8
Multimanager Core Bond....................     Class B 0.00%          $ 134.03                   124
Multimanager Core Bond....................     Class B 0.60%          $ 128.51                   327
Multimanager Core Bond....................     Class B 0.80%          $ 126.71                     1
Multimanager Core Bond....................     Class B 0.90%          $ 125.82                    27
Multimanager Health Care..................     Class A 0.00%          $ 131.88                    40
Multimanager Health Care..................     Class A 0.00%          $ 106.08                     3
Multimanager Health Care..................     Class A 0.00%          $  10.48                    --
Multimanager Health Care..................     Class A 0.60%          $ 100.82                     7
Multimanager Health Care..................     Class B 0.00%          $ 103.14                    52
Multimanager Health Care..................     Class B 0.60%          $  98.89                   114
Multimanager Health Care..................     Class B 0.80%          $  97.50                    --
Multimanager Health Care..................     Class B 0.90%          $  96.81                     7
Multimanager High Yield...................     Class A 0.00%          $ 173.57                   232
Multimanager High Yield...................     Class A 0.00%          $  10.67                    --
Multimanager High Yield...................     Class A 0.60%          $ 303.79                   223
Multimanager High Yield...................     Class A 0.80%          $ 121.80                     6
Multimanager High Yield...................     Class A 0.90%          $ 182.46                    42
Multimanager High Yield...................     Class B 0.00%          $ 105.63                    18
Multimanager High Yield...................     Class B 0.60%          $  86.07                   169
Multimanager High Yield...................     Class B 0.90%          $  83.40                    --
Multimanager International Equity.........     Class A 0.00%          $ 147.41                    70
Multimanager International Equity.........     Class A 0.60%          $ 106.70                     6
Multimanager International Equity.........     Class B 0.00%          $ 139.42                    18
Multimanager International Equity.........     Class B 0.60%          $ 103.13                   274
Multimanager International Equity.........     Class B 0.80%          $ 133.20                    --
Multimanager International Equity.........     Class B 0.90%          $ 100.97                    21
Multimanager Large Cap Core Equity........     Class A 0.00%          $ 116.08                    22
Multimanager Large Cap Core Equity........     Class A 0.60%          $  82.32                     1
Multimanager Large Cap Core Equity........     Class B 0.00%          $ 104.18                     3
Multimanager Large Cap Core Equity........     Class B 0.60%          $  80.32                    33
Multimanager Large Cap Core Equity........     Class B 0.80%          $  99.53                    --
Multimanager Large Cap Core Equity........     Class B 0.90%          $  78.64                     1
Multimanager Large Cap Growth.............     Class A 0.00%          $  95.18                    56
Multimanager Large Cap Growth.............     Class A 0.60%          $  64.40                     2
Multimanager Large Cap Growth.............     Class B 0.00%          $  85.44                     8
Multimanager Large Cap Growth.............     Class B 0.60%          $  60.08                    86
Multimanager Large Cap Growth.............     Class B 0.80%          $  81.63                    --
Multimanager Large Cap Growth.............     Class B 0.90%          $  58.83                     9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                         Contract charges     Unit Fair Value     Units Outstanding (000s)
                                        ------------------   -----------------   -------------------------
Multimanager Large Cap Value.........     Class A 0.00%          $ 132.72                    57
Multimanager Large Cap Value.........     Class A 0.60%          $  96.40                     6
Multimanager Large Cap Value.........     Class B 0.00%          $ 120.96                    18
Multimanager Large Cap Value.........     Class B 0.60%          $  95.50                   196
Multimanager Large Cap Value.........     Class B 0.80%          $ 115.56                    --
Multimanager Large Cap Value.........     Class B 0.90%          $  93.50                    14
Multimanager Mid Cap Growth..........     Class A 0.00%          $ 128.57                    49
Multimanager Mid Cap Growth..........     Class A 0.60%          $  75.35                     2
Multimanager Mid Cap Growth..........     Class B 0.00%          $ 114.40                     7
Multimanager Mid Cap Growth..........     Class B 0.60%          $  70.81                   156
Multimanager Mid Cap Growth..........     Class B 0.80%          $ 109.30                    --
Multimanager Mid Cap Growth..........     Class B 0.90%          $  69.33                    17
Multimanager Mid Cap Value...........     Class A 0.00%          $ 144.68                    43
Multimanager Mid Cap Value...........     Class A 0.00%          $  95.24                     5
Multimanager Mid Cap Value...........     Class A 0.00%          $  10.82                    --
Multimanager Mid Cap Value...........     Class A 0.60%          $  92.10                     3
Multimanager Mid Cap Value...........     Class B 0.00%          $  95.50                    57
Multimanager Mid Cap Value...........     Class B 0.60%          $  91.56                   253
Multimanager Mid Cap Value...........     Class B 0.80%          $  90.27                     1
Multimanager Mid Cap Value...........     Class B 0.90%          $  89.64                    20
Multimanager Small Cap Growth........     Class B 0.00%          $  81.71                    33
Multimanager Small Cap Growth........     Class B 0.00%          $  55.72                     1
Multimanager Small Cap Growth........     Class B 0.60%          $  54.91                    --
Multimanager Small Cap Growth........     Class B 0.60%          $  55.00                    --
Multimanager Small Cap Growth........     Class B 0.60%          $  55.18                    13
Multimanager Small Cap Growth........     Class B 0.60%          $  55.72                    --
Multimanager Small Cap Growth........     Class B 0.80%          $  55.00                    --
Multimanager Small Cap Growth........     Class B 0.90%          $  54.91                     1
Multimanager Small Cap Value.........     Class A 0.00%          $ 121.87                    67
Multimanager Small Cap Value.........     Class A 0.60%          $ 118.09                     6
Multimanager Small Cap Value.........     Class B 0.00%          $ 128.82                     9
Multimanager Small Cap Value.........     Class B 0.60%          $ 121.88                   105
Multimanager Small Cap Value.........     Class B 0.60%          $ 118.67                     5
Multimanager Small Cap Value.........     Class B 0.80%          $ 119.49                    --
Multimanager Small Cap Value.........     Class B 0.90%          $ 118.36                     6
Multimanager Small Cap Value.........     Class B 0.90%          $ 118.09                    --
Multimanager Technology..............     Class A 0.00%          $ 140.56                    47
Multimanager Technology..............     Class A 0.00%          $  10.06                    --
Multimanager Technology..............     Class A 0.60%          $  75.38                     4
Multimanager Technology..............     Class B 0.00%          $ 115.13                    64
Multimanager Technology..............     Class B 0.60%          $  68.04                   467
Multimanager Technology..............     Class B 0.80%          $ 109.99                     1
Multimanager Technology..............     Class B 0.90%          $  66.61                    19
Natural Resources....................     Class B 0.00%          $  44.71                   255
Natural Resources....................     Class B 0.00%          $  11.50                    --
Target 2015 Allocation...............     Class B 0.00%          $  81.10                    11
Target 2015 Allocation...............     Class B 0.00%          $  10.32                    --
Target 2025 Allocation...............     Class B 0.00%          $  76.56                     9
Target 2025 Allocation...............     Class B 0.00%          $  10.29                    --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2008


                                     Contract charges     Unit Fair Value     Units Outstanding (000s)
                                    ------------------   -----------------   -------------------------
Target 2035 Allocation...........     Class B 0.00%           $ 73.61                     1
Target 2035 Allocation...........     Class B 0.00%           $ 10.28                    --
Target 2045 Allocation...........     Class B 0.00%           $ 70.47                    --
Target 2045 Allocation...........     Class B 0.00%           $ 10.26                    --
Vanguard VIF Equity Index........     Class A 0.60%           $ 85.02                    48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                    AXA Aggressive   AXA Conservative   AXA Conservative-Plus     AXA Moderate
                                                      Allocation        Allocation            Allocation           Allocation
                                                   ---------------- ------------------ ----------------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................  $   1,692,307      $    817,329         $    776,488        $   47,547,941
  Expenses:
    Mortality and expense risk charges............        329,115            59,756               63,996             7,353,138
                                                    -------------      ------------         ------------        --------------
Net Investment Income (Loss)......................      1,363,192           757,573              712,492            40,194,803
                                                    -------------      ------------         ------------        --------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........     (2,691,763)         (443,431)            (794,871)            5,776,048
    Realized gain distribution from The Trusts....      6,539,431           195,608              463,176            52,367,449
                                                    -------------      ------------         ------------        --------------
  Net realized gain (loss)........................      3,847,668          (247,823)            (331,695)           58,143,497
                                                    -------------      ------------         ------------        --------------
  Change in unrealized appreciation
    (depreciation) of investments.................    (51,567,418)       (2,099,502)          (4,231,229)         (455,897,773)
                                                    -------------      ------------         ------------        --------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................    (47,719,750)       (2,347,325)          (4,562,924)         (397,754,276)
                                                    -------------      ------------         ------------        --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................  $ (46,356,558)     $ (1,589,752)        $ (3,850,432)       $ (357,559,473)
                                                    =============      ============         ============        ==============


                                                                                                EQ/AllianceBernstein
                                                                                                    Intermediate
                                                     AXA Moderate-Plus   EQ/AllianceBernstein        Government
                                                         Allocation          Common Stock            Securities
                                                    ------------------- ---------------------- ---------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................    $    7,002,514        $   31,611,280          $4,890,186
  Expenses:
    Mortality and expense risk charges............           961,938             9,962,262             594,944
                                                      --------------        --------------          ----------
Net Investment Income (Loss)......................         6,040,576            21,649,018           4,295,242
                                                      --------------        --------------          ----------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........        (4,854,011)          (52,386,603)           (153,106)
    Realized gain distribution from The Trusts....        14,375,161                    --                  --
                                                      --------------        --------------          ----------
  Net realized gain (loss)........................         9,521,150           (52,386,603)           (153,106)
                                                      --------------        --------------          ----------
  Change in unrealized appreciation
    (depreciation) of investments.................      (118,793,848)         (945,707,687)            632,384
                                                      --------------        --------------          ----------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................      (109,272,698)         (998,094,290)            479,278
                                                      --------------        --------------          ----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................    $ (103,232,122)       $ (976,445,272)         $4,774,520
                                                      ==============        ==============          ==========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                             EQ/AllianceBernstein
                                                      EQ/AllianceBernstein        Small Cap
                                                          International             Growth
                                                     ---------------------- ---------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................     $   18,367,014        $       12,477
  Expenses:
    Mortality and expense risk charges............          3,418,919               949,357
                                                         --------------        --------------
Net Investment Income (Loss)......................         14,948,095              (936,880)
                                                         --------------        --------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........         11,177,957            (1,904,389)
    Realized gain distribution from The Trusts....         10,865,079               265,977
                                                         --------------        --------------
  Net realized gain (loss)........................         22,043,036            (1,638,412)
                                                         --------------        --------------
  Change in unrealized appreciation
    (depreciation) of investments.................       (460,109,720)         (106,250,332)
                                                         --------------        --------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................       (438,066,684)         (107,888,744)
                                                         --------------        --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................     $ (423,118,589)       $ (108,825,624)
                                                         ==============        ==============


                                                                        EQ/AXA Rosenberg    EQ/BlackRock
                                                          EQ/Ariel       VIT Value Long/     Basic Value       EQ/BlackRock
                                                      Appreciation II     Short Equity         Equity       International Value
                                                     ----------------- ------------------ ---------------- --------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................      $   17,373         $   23,775      $   2,857,351      $   3,590,944
  Expenses:
    Mortality and expense risk charges............           2,465             69,705            772,221            683,069
                                                        ----------         ----------      -------------      -------------
Net Investment Income (Loss)......................          14,908            (45,930)         2,085,130          2,907,875
                                                        ----------         ----------      -------------      -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........        (109,017)          (254,068)        (2,508,258)        (2,190,741)
    Realized gain distribution from The Trusts....           6,020                 --            788,439          4,067,140
                                                        ----------         ----------      -------------      -------------
  Net realized gain (loss)........................        (102,997)          (254,068)        (1,719,819)         1,876,399
                                                        ----------         ----------      -------------      -------------
  Change in unrealized appreciation
    (depreciation) of investments.................        (463,422)          (492,908)       (73,211,981)       (93,222,321)
                                                        ----------         ----------      -------------      -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................        (566,419)          (746,976)       (74,931,800)       (91,345,922)
                                                        ----------         ----------      -------------      -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................      $ (551,511)        $ (792,906)     $ (72,846,670)     $ (88,438,047)
                                                        ==========         ==========      =============      =============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                      EQ/Boston Advisors       EQ/Calvert
                                                        Equity Income     Socially Responsible
                                                     ------------------- ----------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................      $    212,606           $    2,137
  Expenses:
    Mortality and expense risk charges............            17,297                2,836
                                                        ------------           ----------
Net Investment Income (Loss)......................           195,309                 (699)
                                                        ------------           ----------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........          (366,364)            (155,242)
    Realized gain distribution from The Trusts....            84,096                9,812
                                                        ------------           ----------
  Net realized gain (loss)........................          (282,268)            (145,430)
                                                        ------------           ----------
  Change in unrealized appreciation
    (depreciation) of investments.................        (2,522,435)            (238,510)
                                                        ------------           ----------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................        (2,804,703)            (383,940)
                                                        ------------           ----------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................      $ (2,609,394)          $ (384,639)
                                                        ============           ==========


                                                         EQ/Capital         EQ/Capital      EQ/Caywood-Scholl      EQ/Equity
                                                      Guardian Growth   Guardian Research    High Yield Bond       500 Index
                                                     ----------------- ------------------- ------------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................     $     11,439       $   1,104,489       $     315,410     $   11,647,444
  Expenses:
    Mortality and expense risk charges............           33,302             579,974              14,119          2,915,103
                                                       ------------       -------------       -------------     --------------
Net Investment Income (Loss)......................          (21,863)            524,515             301,291          8,732,341
                                                       ------------       -------------       -------------     --------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........         (435,514)          2,214,171            (347,882)        (2,057,199)
    Realized gain distribution from The Trusts....               --           1,975,986                  --          6,029,096
                                                       ------------       -------------       -------------     --------------
  Net realized gain (loss)........................         (435,514)          4,190,157            (347,882)         3,971,897
                                                       ------------       -------------       -------------     --------------
  Change in unrealized appreciation
    (depreciation) of investments.................       (2,465,994)        (60,515,259)           (822,396)      (285,887,312)
                                                       ------------       -------------       -------------     --------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................       (2,901,508)        (56,325,102)         (1,170,278)      (281,915,415)
                                                       ------------       -------------       -------------     --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................     $ (2,923,371)      $ (55,800,587)      $    (868,987)    $ (273,183,074)
                                                       ============       =============       =============     ==============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                         EQ/Evergreen       EQ/Evergreen
                                                      International Bond        Omega
                                                     -------------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................      $   5,092,377       $     68,245
  Expenses:
    Mortality and expense risk charges............             72,008             50,805
                                                        -------------       ------------
Net Investment Income (Loss)......................          5,020,369             17,440
                                                        -------------       ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........           (312,855)          (521,251)
    Realized gain distribution from The Trusts....                 --            182,422
                                                        -------------       ------------
  Net realized gain (loss)........................           (312,855)          (338,829)
                                                        -------------       ------------
  Change in unrealized appreciation
    (depreciation) of investments.................         (4,458,311)        (3,222,041)
                                                        -------------       ------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................         (4,771,166)        (3,560,870)
                                                        -------------       ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................      $     249,203       $ (3,543,430)
                                                        =============       ============


                                                        EQ/GAMCO        EQ/GAMCO
                                                       Mergers and   Small Company   EQ/International   EQ/International
                                                      Acquisitions       Value           Core PLUS           Growth
                                                     -------------- --------------- ------------------ -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................     $   21,953    $    180,788     $     323,741      $    135,609
  Expenses:
    Mortality and expense risk charges............         13,500          81,743            89,460            58,169
                                                       ----------    ------------     -------------      ------------
Net Investment Income (Loss)......................          8,453          99,045           234,281            77,440
                                                       ----------    ------------     -------------      ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........       (163,474)     (1,060,290)       (1,818,385)       (1,208,695)
    Realized gain distribution from The Trusts....        161,860         949,092           260,340           246,445
                                                       ----------    ------------     -------------      ------------
  Net realized gain (loss)........................         (1,614)       (111,198)       (1,558,045)         (962,250)
                                                       ----------    ------------     -------------      ------------
  Change in unrealized appreciation
    (depreciation) of investments.................       (573,981)     (9,327,813)       (9,198,184)       (5,280,077)
                                                       ----------    ------------     -------------      ------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................       (575,595)     (9,439,011)      (10,756,229)       (6,242,327)
                                                       ----------    ------------     -------------      ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................     $ (567,142)   $ (9,339,966)    $ (10,521,948)     $ (6,164,887)
                                                       ==========    ============     =============      ============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                       EQ/JPMorgan        EQ/JPMorgan
                                                        Core Bond     Value Opportunities
                                                     --------------- ---------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................    $  2,484,430       $     573,759
  Expenses:
    Mortality and expense risk charges............         215,006             148,991
                                                      ------------       -------------
Net Investment Income (Loss)......................       2,269,424             424,768
                                                      ------------       -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........      (1,352,739)         (3,068,362)
    Realized gain distribution from The Trusts....              --             346,453
                                                      ------------       -------------
  Net realized gain (loss)........................      (1,352,739)         (2,721,909)
                                                      ------------       -------------
  Change in unrealized appreciation
    (depreciation) of investments.................      (6,500,520)        (13,551,374)
                                                      ------------       -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................      (7,853,259)        (16,273,283)
                                                      ------------       -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................    $ (5,583,835)      $ (15,848,515)
                                                      ============       =============


                                                       EQ/Large Cap     EQ/Large Cap     EQ/Large Cap     EQ/Large Cap
                                                         Core PLUS      Growth Index      Growth PLUS      Value Index
                                                     ---------------- ---------------- ---------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................     $     36,894    $     158,795    $     177,444     $     39,814
  Expenses:
    Mortality and expense risk charges............           59,349          487,639          782,832            7,796
                                                       ------------    -------------    -------------     ------------
Net Investment Income (Loss)......................          (22,455)        (328,844)        (605,388)          32,018
                                                       ------------    -------------    -------------     ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........         (919,738)        (741,882)       1,010,527         (419,619)
    Realized gain distribution from The Trusts....               --               --               --           54,511
                                                       ------------    -------------    -------------     ------------
  Net realized gain (loss)........................         (919,738)        (741,882)       1,010,527         (365,108)
                                                       ------------    -------------    -------------     ------------
  Change in unrealized appreciation
    (depreciation) of investments.................       (3,562,832)     (42,772,545)     (69,853,979)      (1,239,085)
                                                       ------------    -------------    -------------     ------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................       (4,482,570)     (43,514,427)     (68,843,452)      (1,604,193)
                                                       ------------    -------------    -------------     ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................     $ (4,505,025)   $ (43,843,271)   $ (69,448,840)    $ (1,572,175)
                                                       ============    =============    =============     ============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                        EQ/Large Cap      EQ/Long
                                                         Value PLUS      Term Bond
                                                     ------------------ -----------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................     $   17,547,844    $ 163,235
  Expenses:
    Mortality and expense risk charges............          2,821,591        8,782
                                                       --------------    ---------
Net Investment Income (Loss)......................         14,726,253      154,453
                                                       --------------    ---------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........        (32,039,818)     (12,561)
    Realized gain distribution from The Trusts....                 --       17,987
                                                       --------------    ---------
  Net realized gain (loss)........................        (32,039,818)       5,426
                                                       --------------    ---------
  Change in unrealized appreciation
    (depreciation) of investments.................       (295,320,703)       7,196
                                                       --------------    ---------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................       (327,360,521)      12,622
                                                       --------------    ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................     $ (312,634,268)   $ 167,075
                                                       ==============    =========


                                                        EQ/Lord Abbett    EQ/Lord Abbett   EQ/Lord Abbett     EQ/Marsico
                                                      Growth and Income   Large Cap Core    Mid Cap Value        Focus
                                                     ------------------- ---------------- ---------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................       $   21,896        $     56,355     $    309,354    $   1,560,647
  Expenses:
    Mortality and expense risk charges............            4,027              13,643           58,198          610,104
                                                         ----------        ------------     ------------    -------------
Net Investment Income (Loss)......................           17,869              42,712          251,156          950,543
                                                         ----------        ------------     ------------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........          (79,419)           (232,597)      (1,658,499)         796,571
    Realized gain distribution from The Trusts....            2,658              22,857          544,914        1,610,927
                                                         ----------        ------------     ------------    -------------
  Net realized gain (loss)........................          (76,761)           (209,740)      (1,113,585)       2,407,498
                                                         ----------        ------------     ------------    -------------
  Change in unrealized appreciation
    (depreciation) of investments.................         (381,127)         (1,038,192)      (8,086,968)     (79,537,808)
                                                         ----------        ------------     ------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................         (457,888)         (1,247,932)      (9,200,553)     (77,130,310)
                                                         ----------        ------------     ------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................       $ (440,019)       $ (1,205,220)    $ (8,949,397)   $ (76,179,767)
                                                         ==========        ============     ============    =============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                         EQ/Mid Cap       EQ/Mid Cap
                                                           Index          Value PLUS
                                                     ----------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.......................   $     945,695    $   2,796,755
  Expenses:
    Mortality and expense risk charges..............         451,924          944,277
                                                       -------------    -------------
Net Investment Income (Loss)........................         493,771        1,852,478
                                                       -------------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments.............      (4,454,539)     (18,623,984)
    Realized gain distribution from The Trusts......       1,142,826               --
                                                       -------------    -------------
  Net realized gain (loss)..........................      (3,311,713)     (18,623,984)
                                                       -------------    -------------
  Change in unrealized appreciation
    (depreciation) of investments...................     (62,531,630)     (74,979,932)
                                                       -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................     (65,843,343)     (93,603,916)
                                                       -------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.........................   $ (65,349,572)   $ (91,751,438)
                                                       =============    =============



                                                        EQ/Money       EQ/Montag &        EQ/PIMCO       EQ/Quality
                                                         Market      Caldwell Growth    Real Return      Bond PLUS
                                                     -------------- ----------------- --------------- ---------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.....................    $10,504,070     $     40,009     $    881,838    $   7,213,000
  Expenses:
    Mortality and expense risk charges............      1,553,645           44,388           97,928          560,493
                                                      -----------     ------------     ------------    -------------
Net Investment Income (Loss)......................      8,950,425           (4,379)         783,910        6,652,507
                                                      -----------     ------------     ------------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments...........        (52,501)        (641,630)        (487,939)      (1,568,982)
    Realized gain distribution from The Trusts....             --               --        1,639,848               --
                                                      -----------     ------------     ------------    -------------
  Net realized gain (loss)........................        (52,501)        (641,630)       1,151,909       (1,568,982)
                                                      -----------     ------------     ------------    -------------
  Change in unrealized appreciation
    (depreciation) of investments.................         47,770       (3,355,429)      (4,513,628)     (14,203,456)
                                                      -----------     ------------     ------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.....................................         (4,731)      (3,997,059)      (3,361,719)     (15,772,438)
                                                      -----------     ------------     ------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.......................    $ 8,945,694     $ (4,001,438)    $ (2,577,809)   $  (9,119,931)
                                                      ===========     ============     ============    =============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                         EQ/Short         EQ/Small
                                                      Duration Bond    Company Index
                                                     --------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.......................   $  170,552      $     483,696
  Expenses:
    Mortality and expense risk charges..............       10,679            198,705
                                                       ----------      -------------
Net Investment Income (Loss)........................      159,873            284,991
                                                       ----------      -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments.............      (27,376)        (2,433,558)
    Realized gain distribution from The Trusts......           --          3,972,701
                                                       ----------      -------------
  Net realized gain (loss)..........................      (27,376)         1,539,143
                                                       ----------      -------------
  Change in unrealized appreciation
    (depreciation) of investments...................     (215,505)       (20,813,018)
                                                       ----------      -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................     (242,881)       (19,273,875)
                                                       ----------      -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.........................   $  (83,008)     $ (18,988,884)
                                                       ==========      =============


                                                                                                          EQ/Van Kampen
                                                      EQ/T. Rowe Price   EQ/UBS Growth   EQ/Van Kampen   Emerging Markets
                                                        Growth Stock       and Income       Comstock          Equity
                                                     ------------------ --------------- --------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.......................   $         920     $     57,289     $   43,731     $      457,968
  Expenses:
    Mortality and expense risk charges..............         126,282           15,441          4,572          1,203,925
                                                       -------------     ------------     ----------     --------------
Net Investment Income (Loss)........................        (125,362)          41,848         39,159           (745,957)
                                                       -------------     ------------     ----------     --------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments.............        (294,899)        (205,597)      (149,801)        13,529,852
    Realized gain distribution from The Trusts......           5,676               --         16,789         14,885,102
                                                       -------------     ------------     ----------     --------------
  Net realized gain (loss)..........................        (289,223)        (205,597)      (133,012)        28,414,954
                                                       -------------     ------------     ----------     --------------
  Change in unrealized appreciation
    (depreciation) of investments...................     (13,525,544)      (1,861,981)      (664,233)      (253,802,672)
                                                       -------------     ------------     ----------     --------------
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................     (13,814,767)      (2,067,578)      (797,245)      (225,387,718)
                                                       -------------     ------------     ----------     --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.........................   $ (13,940,129)    $ (2,025,730)    $ (758,086)    $ (226,133,675)
                                                       =============     ============     ==========     ==============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                       EQ/Van Kampen
                                                          Mid Cap       EQ/Van Kampen
                                                          Growth         Real Estate
                                                     ---------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts.......................  $          --     $   1,788,309
  Expenses:
    Mortality and expense risk charges..............         80,401           236,093
                                                      -------------     -------------
Net Investment Income (Loss)........................        (80,401)        1,552,216
                                                      -------------     -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments.............     (1,304,485)       (9,117,193)
    Realized gain distribution from The Trusts......             --           523,839
                                                      -------------     -------------
  Net realized gain (loss)..........................     (1,304,485)       (8,593,354)
                                                      -------------     -------------
  Change in unrealized appreciation
    (depreciation) of investments...................     (9,404,040)      (22,980,129)
                                                      -------------     -------------
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................    (10,708,525)      (31,573,483)
                                                      -------------     -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations.........................  $ (10,788,926)    $ (30,021,267)
                                                      =============     =============


                                                       Fidelity VIP
                                                      Asset Manager:    Fidelity VIP     Fidelity VIP    Fidelity VIP
                                                          Growth         Contrafund     Equity-Income   Growth & Income
                                                     ---------------- ---------------- --------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................    $    106,346    $     304,747    $    155,724     $     43,019
  Expenses:
    Mortality and expense risk charges.............              --               --              --               --
                                                       ------------    -------------    ------------     ------------
Net Investment Income (Loss).......................         106,346          304,747         155,724           43,019
                                                       ------------    -------------    ------------     ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............         (70,052)      (8,507,170)     (1,096,663)        (474,502)
    Realized gain distribution from The Trusts.....           3,227        1,065,719           7,140          340,280
                                                       ------------    -------------    ------------     ------------
  Net realized gain (loss).........................         (66,825)      (7,441,451)     (1,089,523)        (134,222)
                                                       ------------    -------------    ------------     ------------
  Change in unrealized appreciation
    (depreciation) of investments..................      (2,744,180)     (13,201,509)     (2,546,871)      (2,012,846)
                                                       ------------    -------------    ------------     ------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................      (2,811,005)     (20,642,960)     (3,636,394)      (2,147,068)
                                                       ------------    -------------    ------------     ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................    $ (2,704,659)   $ (20,338,213)   $ (3,480,670)    $ (2,104,049)
                                                       ============    =============    ============     ============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                       Fidelity VIP
                                                       Fidelity VIP     Investment    Fidelity VIP
                                                        High Income     Grade Bond       Mid Cap
                                                     ---------------- ------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................    $    734,589    $  389,350    $      78,125
  Expenses:
    Mortality and expense risk charges.............              --            --               --
                                                       ------------    ----------    -------------
Net Investment Income (Loss).......................         734,589       389,350           78,125
                                                       ------------    ----------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............        (969,736)     (271,228)      (3,897,824)
    Realized gain distribution from The Trusts.....              --         7,850        5,422,901
                                                       ------------    ----------    -------------
  Net realized gain (loss).........................        (969,736)     (263,378)       1,525,077
                                                       ------------    ----------    -------------
  Change in unrealized appreciation
    (depreciation) of investments..................      (2,022,122)     (519,742)     (17,135,962)
                                                       ------------    ----------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................      (2,991,858)     (783,120)     (15,610,885)
                                                       ------------    ----------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................    $ (2,257,269)   $ (393,770)   $ (15,532,760)
                                                       ============    ==========    =============


                                                       Fidelity VIP      Fidelity VIP       Multimanager
                                                           Value       Value Strategies   Aggressive Equity
                                                     ---------------- ------------------ ------------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................    $     31,248      $     24,672      $    2,028,141
  Expenses:
    Mortality and expense risk charges.............              --                --           2,320,803
                                                       ------------      ------------      --------------
Net Investment Income (Loss).......................          31,248            24,672            (292,662)
                                                       ------------      ------------      --------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............        (949,474)       (2,325,380)            997,032
    Realized gain distribution from The Trusts.....         181,553         1,175,247                  --
                                                       ------------      ------------      --------------
  Net realized gain (loss).........................        (767,921)       (1,150,133)            997,032
                                                       ------------      ------------      --------------
  Change in unrealized appreciation
    (depreciation) of investments..................      (2,116,710)       (2,135,183)       (239,906,425)
                                                       ------------      ------------      --------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................      (2,884,631)       (3,285,316)       (239,906,457)
                                                       ------------      ------------      --------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................    $ (2,853,383)     $ (3,260,644)     $ (239,202,087)
                                                       ============      ============      ==============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                       Multimanager    Multimanager     Multimanager
                                                        Core Bond       Health Care      High Yield
                                                     --------------- ---------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................   $   4,038,917    $         --    $  16,335,052
  Expenses:
    Mortality and expense risk charges.............         294,059          98,633          763,367
                                                      -------------    ------------    -------------
Net Investment Income (Loss).......................       3,744,858         (98,633)      15,571,685
                                                      -------------    ------------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............        (156,440)     (1,048,732)      (8,011,463)
    Realized gain distribution from The Trusts.....       2,196,692         348,875               --
                                                      -------------    ------------    -------------
  Net realized gain (loss).........................       2,040,252        (699,857)      (8,011,463)
                                                      -------------    ------------    -------------
  Change in unrealized appreciation
    (depreciation) of investments..................      (4,086,962)     (8,120,546)     (51,057,039)
                                                      -------------    ------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................      (2,046,710)     (8,820,403)     (59,068,502)
                                                      -------------    ------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................   $   1,698,148    $ (8,919,036)   $ (43,496,817)
                                                      =============    ============    =============


                                                                              Multimanager    Multimanager
                                                          Multimanager         Large Cap        Large Cap
                                                      International Equity    Core Equity        Growth
                                                     ---------------------- --------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................      $   1,076,698       $     49,382     $         --
  Expenses:
    Mortality and expense risk charges.............            287,089             24,157           53,008
                                                         -------------       ------------     ------------
Net Investment Income (Loss).......................            789,609             25,225          (53,008)
                                                         -------------       ------------     ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............            613,285           (382,276)      (1,302,576)
    Realized gain distribution from The Trusts.....          1,256,535             17,121            2,817
                                                         -------------       ------------     ------------
  Net realized gain (loss).........................          1,869,820           (365,155)      (1,299,759)
                                                         -------------       ------------     ------------
  Change in unrealized appreciation
    (depreciation) of investments..................        (42,486,141)        (3,422,875)      (8,366,392)
                                                         -------------       ------------     ------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................        (40,616,321)        (3,788,030)      (9,666,151)
                                                         -------------       ------------     ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................      $ (39,826,712)      $ (3,762,805)    $ (9,719,159)
                                                         =============       ============     ============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                        Multimanager     Multimanager      Multimanager
                                                      Large Cap Value   Mid Cap Growth    Mid Cap Value
                                                     ----------------- ---------------- -----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................    $     600,837    $          --     $     250,042
  Expenses:
    Mortality and expense risk charges.............          160,756          111,559           194,329
                                                       -------------    -------------     -------------
Net Investment Income (Loss).......................          440,081         (111,559)           55,713
                                                       -------------    -------------     -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............       (1,694,986)      (2,104,928)       (5,349,885)
    Realized gain distribution from The Trusts.....           94,324          301,103           661,653
                                                       -------------    -------------     -------------
  Net realized gain (loss).........................       (1,600,662)      (1,803,825)       (4,688,232)
                                                       -------------    -------------     -------------
  Change in unrealized appreciation
    (depreciation) of investments..................      (16,503,698)     (13,570,205)      (16,939,226)
                                                       -------------    -------------     -------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................      (18,104,360)     (15,374,030)      (21,627,458)
                                                       -------------    -------------     -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................    $ (17,664,279)   $ (15,485,589)    $ (21,571,745)
                                                       =============    =============     =============


                                                        Multimanager       Multimanager     Multimanager
                                                      Small Cap Growth   Small Cap Value     Technology
                                                     ------------------ ----------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................     $         --      $     107,693    $          --
  Expenses:
    Mortality and expense risk charges.............            5,026            134,837          318,846
                                                        ------------      -------------    -------------
Net Investment Income (Loss).......................           (5,026)           (27,144)        (318,846)
                                                        ------------      -------------    -------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............         (460,902)        (3,422,469)       1,302,040
    Realized gain distribution from The Trusts.....           16,874            143,790               --
                                                        ------------      -------------    -------------
  Net realized gain (loss).........................         (444,028)        (3,278,679)       1,302,040
                                                        ------------      -------------    -------------
  Change in unrealized appreciation
    (depreciation) of investments..................       (1,836,092)       (12,014,427)     (45,032,927)
                                                        ------------      -------------    -------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................       (2,280,120)       (15,293,106)     (43,730,887)
                                                        ------------      -------------    -------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................     $ (2,285,146)     $ (15,320,250)   $ (44,049,733)
                                                        ============      =============    =============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2008


                                                                                Target 2015
                                                      Natural Resources (a)   Allocation (a)
                                                     ----------------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................       $      24,460         $  33,450
  Expenses:
    Mortality and expense risk charges.............                  --                --
                                                          -------------         ---------
Net Investment Income (Loss).......................              24,460            33,450
                                                          -------------         ---------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............          (4,146,693)          (33,007)
    Realized gain distribution from The Trusts.....           1,321,636             6,041
                                                          -------------         ---------
  Net realized gain (loss).........................          (2,825,057)          (26,966)
                                                          -------------         ---------
  Change in unrealized appreciation
    (depreciation) of investments..................          (9,626,203)          (55,945)
                                                          -------------         ---------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................         (12,451,260)          (82,911)
                                                          -------------         ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................       $ (12,426,800)        $ (49,461)
                                                          =============         =========


                                                        Target 2025      Target 2035      Target 2045     Vanguard VIF
                                                      Allocation (a)   Allocation (a)   Allocation (a)    Equity Index
                                                     ---------------- ---------------- ---------------- ----------------
Income and Expenses:
  Investment Income:
    Dividends from The Trusts......................      $ 22,685        $   3,119            $--         $    289,522
  Expenses:
    Mortality and expense risk charges.............            --               --             --               30,605
                                                         --------        ---------            ---         ------------
Net Investment Income (Loss).......................        22,685            3,119             --              258,917
                                                         --------        ---------            ---         ------------
Realized and Unrealized Gain (Loss) on
  Investments:
    Realized gain (loss) on investments............        (2,307)            (197)            --             (207,953)
    Realized gain distribution from The Trusts.....         4,675              919             --                   --
                                                         --------        ---------            ---         ------------
  Net realized gain (loss).........................         2,368              722             --             (207,953)
                                                         --------        ---------            ---         ------------
  Change in unrealized appreciation
    (depreciation) of investments..................           480          (16,517)            --           (2,355,208)
                                                         --------        ---------            ---         ------------
Net Realized and Unrealized Gain (Loss) on
  Investments......................................         2,848          (15,795)            --           (2,563,161)
                                                         --------        ---------            ---         ------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations........................      $ 25,533        $ (12,676)           $--         $ (2,304,244)
                                                         ========        =========            ===         ============

-------
(a) Commenced operations on May 1, 2008
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                           AXA Aggressive
                                                                             Allocation
                                                                  --------------------------------
                                                                        2008             2007
                                                                  ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $    1,363,192   $  2,153,971
  Net realized gain (loss) on investments.......................        3,847,668      5,523,468
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (51,567,418)    (4,399,854)
                                                                   --------------   ------------
  Net increase (decrease) in net assets from operations.........      (46,356,558)     3,277,585
                                                                   --------------   ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       24,008,567     17,538,824
    Transfers between funds and guaranteed interest account,
      net.......................................................       14,700,224     37,054,140
    Transfers for contract benefits and terminations............       (3,330,130)    (1,930,999)
    Contract maintenance charges................................       (7,651,865)    (4,735,011)
                                                                   --------------   ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       27,726,796     47,926,954
                                                                   --------------   ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (229,545)         4,504
                                                                   --------------   ------------
Increase (Decrease) in Net Assets...............................      (18,859,307)    51,209,043
Net Assets -- Beginning of Period...............................       98,049,867     46,840,824
                                                                   --------------   ------------
Net Assets -- End of Period.....................................   $   79,190,560   $ 98,049,867
                                                                   ==============   ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              166            267
  Redeemed......................................................              (67)           (42)
                                                                   --------------   ------------
  Net Increase (Decrease).......................................               99            225
                                                                   --------------   ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              124            101
  Redeemed......................................................              (22)           (29)
                                                                   --------------   ------------
  Net Increase (Decrease).......................................              102             72
                                                                   --------------   ------------


                                                                          AXA Conservative             AXA Conservative-Plus
                                                                             Allocation                      Allocation
                                                                  --------------------------------- --------------------------------
                                                                        2008             2007             2008             2007
                                                                  --------------- ----------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $    757,573      $  354,826      $    712,492      $  382,679
  Net realized gain (loss) on investments.......................       (247,823)        242,626          (331,695)        360,427
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (2,099,502)       (166,099)       (4,231,229)       (313,323)
                                                                   ------------      ----------      ------------      ----------
  Net increase (decrease) in net assets from operations.........     (1,589,752)        431,353        (3,850,432)        429,783
                                                                   ------------      ----------      ------------      ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................      1,879,438       1,074,340         3,725,351       2,506,650
    Transfers between funds and guaranteed interest account,
      net.......................................................      8,425,974       4,937,021         8,914,224       4,589,173
    Transfers for contract benefits and terminations............       (909,791)       (437,955)       (1,335,949)       (291,782)
    Contract maintenance charges................................     (1,227,574)       (770,197)       (1,222,072)       (705,546)
                                                                   ------------      ----------      ------------      ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      8,168,047       4,803,209        10,081,554       6,098,495
                                                                   ------------      ----------      ------------      ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             --              --                --           2,000
                                                                   ------------      ----------      ------------      ----------
Increase (Decrease) in Net Assets...............................      6,578,295       5,234,562         6,231,122       6,530,278
Net Assets -- Beginning of Period...............................     10,472,484       5,237,922        12,909,444       6,379,166
                                                                   ------------      ----------      ------------      ----------
Net Assets -- End of Period.....................................   $ 17,050,779      $10,472,484     $ 19,140,566      $12,909,444
                                                                   ============      ===========     ============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................             93              68                87              54
  Redeemed......................................................            (44)            (32)              (43)            (16)
                                                                   ------------      -----------     ------------      -----------
  Net Increase (Decrease).......................................             49              36                44              38
                                                                   ------------      -----------     ------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             33              12                52              11
  Redeemed......................................................            (12)               (7)            (13)               (3)
                                                                   ------------      -------------   ------------      -------------
  Net Increase (Decrease).......................................             21               5                39               8
                                                                   ------------      ------------    ------------      ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              AXA Moderate
                                                                               Allocation
                                                                  -------------------------------------
                                                                         2008               2007
                                                                  ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $   40,194,803     $   41,039,328
  Net realized gain (loss) on investments.......................        58,143,497         55,770,778
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (455,897,773)       (10,912,507)
                                                                    --------------     --------------
  Net increase (decrease) in net assets from operations.........      (357,559,473)        85,897,599
                                                                    --------------     --------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        97,862,847        104,942,996
    Transfers between funds and guaranteed interest account,
      net.......................................................       (18,828,549)       (21,287,786)
    Transfers for contract benefits and terminations............       (74,580,494)       (78,667,781)
    Contract maintenance charges................................       (86,590,083)       (85,265,192)
                                                                    --------------     --------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (82,136,279)       (80,277,763)
                                                                    --------------     --------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................        (1,292,274)          (130,312)
                                                                    --------------     --------------
Increase (Decrease) in Net Assets...............................      (440,988,026)         5,489,524
Net Assets -- Beginning of Period...............................     1,488,879,787      1,483,390,263
                                                                    --------------     --------------
Net Assets -- End of Period.....................................    $1,047,891,761     $1,488,879,787
                                                                    ==============     ==============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................                88                104
  Redeemed......................................................              (269)              (247)
                                                                    --------------     --------------
  Net Increase (Decrease).......................................              (181)              (143)
                                                                    --------------     --------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               155                 94
  Redeemed......................................................               (68)               (47)
                                                                    --------------     --------------
  Net Increase (Decrease).......................................                87                 47
                                                                    --------------     --------------


                                                                           AXA Moderate-Plus
                                                                              Allocation
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................  $     6,040,576   $   6,603,020
  Net realized gain (loss) on investments.......................        9,521,150       8,507,556
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (118,793,848)     (5,277,939)
                                                                   --------------    -------------
  Net increase (decrease) in net assets from operations.........     (103,232,122)      9,832,637
                                                                   --------------    -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       62,612,190      44,722,425
    Transfers between funds and guaranteed interest account,
      net.......................................................       49,421,694      95,305,921
    Transfers for contract benefits and terminations............       (8,748,940)     (4,954,845)
    Contract maintenance charges................................      (20,148,850)    (13,132,102)
                                                                   --------------    -------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       83,136,094     121,941,399
                                                                   --------------   -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................           32,998              82
                                                                   --------------   -------------
Increase (Decrease) in Net Assets...............................      (20,063,030)    131,774,118
Net Assets -- Beginning of Period...............................      261,233,111     129,458,993
                                                                   --------------   -------------
Net Assets -- End of Period.....................................   $  241,170,081   $ 261,233,111
                                                                   ==============   =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              463             624
  Redeemed......................................................             (161)            (57)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................              302             567
                                                                   ---------------   -------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              351             252
  Redeemed......................................................              (54)            (21)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................              297             231
                                                                   ---------------   -------------


                                                                         EQ/AllianceBernstein
                                                                              Common Stock
                                                                ---------------------------------------
                                                                        2008                 2007
                                                                -------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss).................................. $      21,649,018     $   15,928,819
  Net realized gain (loss) on investments.......................       (52,386,603)        11,043,322
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (945,707,687)        51,798,272
                                                                 -----------------     --------------
  Net increase (decrease) in net assets from operations.........      (976,445,272)        78,770,413
                                                                 -----------------     --------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       137,541,908        163,283,052
    Transfers between funds and guaranteed interest account,
      net.......................................................      (105,716,955)      (136,328,284)
    Transfers for contract benefits and terminations............       (99,132,462)      (121,807,238)
    Contract maintenance charges................................      (119,127,058)      (124,789,121)
                                                                 -----------------     --------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      (186,434,567)      (219,641,591)
                                                                 -----------------     --------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................        (1,140,000)            15,874
                                                                 -----------------     --------------
Increase (Decrease) in Net Assets...............................    (1,164,019,839)      (140,855,304)
Net Assets -- Beginning of Period...............................     2,345,060,448      2,485,915,752
                                                                 -----------------     --------------
Net Assets -- End of Period..................................... $   1,181,040,609     $2,345,060,448
                                                                 =================     ==============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               118                 64
  Redeemed......................................................              (399)              (320)
                                                                 -----------------     --------------
  Net Increase (Decrease).......................................              (281)              (256)
                                                                 -----------------     --------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................                57                 56
  Redeemed......................................................              (144)              (152)
                                                                 -----------------     --------------
  Net Increase (Decrease).......................................               (87)               (96)
                                                                 -----------------     --------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                         EQ/AllianceBernstein
                                                                        Intermediate Government
                                                                              Securities
                                                                  -----------------------------------
                                                                        2008              2007
                                                                  ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................  $   4,295,242      $  5,853,409
 Net realized gain (loss) on investments.........................       (153,106)         (608,816)
 Change in unrealized appreciation (depreciation) on
  investments....................................................        632,384         3,789,931
                                                                   -------------      ------------
 Net increase (decrease) in net assets from operations...........      4,774,520         9,034,524
                                                                   -------------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................     12,592,115        14,206,641
  Transfers between funds and guaranteed interest account,
   net...........................................................      2,749,620        (1,418,273)
  Transfers for contract benefits and terminations...............    (10,877,328)       (5,746,701)
  Contract maintenance charges...................................     (8,543,581)       (8,597,028)
                                                                   -------------      ------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................     (4,079,174)       (1,555,361)
                                                                   -------------      ------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................       (329,000)              413
                                                                   -------------      ------------
Increase (Decrease) in Net Assets................................        366,346         7,479,576
Net Assets -- Beginning of Period................................    143,733,787       136,254,211
                                                                   -------------      ------------
Net Assets -- End of Period......................................  $ 144,100,133      $143,733,787
                                                                   =============      ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................            151              142
 Redeemed........................................................           (151)            (147)
                                                                   -------------      ------------
 Net Increase (Decrease).........................................             --               (5)
                                                                   -------------      ------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................             15               27
 Redeemed........................................................            (41)             (27)
                                                                   -------------      ------------
 Net Increase (Decrease).........................................            (26)              --
                                                                   -------------      ------------



                                                                         EQ/AllianceBernstein
                                                                            International
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $    14,948,095   $   8,207,817
  Net realized gain (loss) on investments.......................        22,043,036     109,504,111
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (460,109,720)    (27,665,577)
                                                                   ---------------   -------------
  Net increase (decrease) in net assets from operations.........      (423,118,589)     90,046,351
                                                                   ---------------   -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        43,183,688      52,399,597
    Transfers between funds and guaranteed interest account,
      net.......................................................       (24,101,976)     (2,781,259)
    Transfers for contract benefits and terminations............       (36,987,270)    (39,479,139)
    Contract maintenance charges................................       (31,658,889)    (32,230,371)
                                                                   ---------------   -------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (49,564,447)    (22,091,172)
                                                                   ---------------   -------------
Net increase (decrease) in amount retained by AXA Equitable
  in Separate Account FP........................................        (1,433,592)        (15,549)
                                                                   ---------------   -------------
Increase (Decrease) in Net Assets...............................      (474,116,628)     67,939,630
Net Assets -- Beginning of Period...............................       862,849,291     794,909,661
                                                                   ---------------   -------------
Net Assets -- End of Period.....................................   $   388,732,663   $ 862,849,291
                                                                   ===============   =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               146             188
  Redeemed......................................................              (438)           (306)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................              (292)           (118)
                                                                   ---------------   -------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................                55              64
  Redeemed......................................................               (69)            (41)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................               (14)             23
                                                                   ---------------   -------------


                                                                        EQ/AllianceBernstein
                                                                          Small Cap Growth
                                                                 -----------------------------------
                                                                        2008              2007
                                                                 -----------------  ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................  $      (936,880)   $  (1,213,538)
  Net realized gain (loss) on investments.......................       (1,638,412)      46,708,591
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (106,250,332)      (9,271,779)
                                                                  ---------------    -------------
  Net increase (decrease) in net assets from operations.........     (108,825,624)      36,223,274
                                                                  ---------------    -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       16,311,740       20,647,316
    Transfers between funds and guaranteed interest account,
      net.......................................................       (6,533,974)     (16,469,190)
    Transfers for contract benefits and terminations............      (11,972,472)     (11,509,351)
    Contract maintenance charges................................       (9,937,495)     (10,303,803)
                                                                  ---------------    -------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      (12,132,201)     (17,635,028)
                                                                  ---------------    -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................          (58,001)         (20,848)
                                                                  ---------------    -------------
Increase (Decrease) in Net Assets...............................     (121,015,826)      18,567,398
Net Assets -- Beginning of Period...............................      250,686,179      232,118,781
                                                                  ---------------    -------------
Net Assets -- End of Period.....................................  $   129,670,353    $ 250,686,179
                                                                  ===============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               68               84
  Redeemed......................................................             (125)            (150)
                                                                  ---------------    -------------
  Net Increase (Decrease).......................................              (57)             (66)
                                                                  ---------------    -------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               23               19
  Redeemed......................................................              (36)             (42)
                                                                  ---------------    -------------
  Net Increase (Decrease).......................................              (13)             (23)
                                                                  ---------------    -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQ/Ariel                 EQ/AXA Rosenberg VIT
                                                                         Appreciation II            Value Long/Short Equity
                                                                  ----------------------------- -------------------------------
                                                                        2008           2007           2008            2007
                                                                  ---------------- ------------ --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $   14,908      $   2,592    $    (45,930)    $   236,730
  Net realized gain (loss) on investments.......................      (102,997)         2,509        (254,068)         44,587
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (463,422)       (64,584)       (492,908)        147,968
                                                                    ----------      ---------    ------------     -----------
  Net increase (decrease) in net assets from operations.........      (551,511)       (59,483)       (792,906)        429,285
                                                                    ----------      ---------    ------------     -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       153,760        149,381       1,615,196       1,900,789
    Transfers between funds and guaranteed interest account,
      net.......................................................     1,142,692        590,215      (2,921,205)       (227,121)
    Transfers for contract benefits and terminations............       (12,764)           (53)       (639,478)       (745,057)
    Contract maintenance charges................................       (48,283)       (16,189)       (718,142)       (668,291)
                                                                    ----------      ---------    ------------     -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................     1,235,405        723,354      (2,663,629)        260,320
                                                                    ----------      ---------    ------------     -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................           394            (97)       (348,352)        100,152
                                                                    ----------      ---------    ------------     -----------
Increase (Decrease) in Net Assets...............................       684,288        663,774      (3,804,887)        789,757
Net Assets -- Beginning of Period...............................       704,236         40,462      16,097,679      15,307,922
                                                                    ----------      ---------    ------------     -----------
Net Assets -- End of Period.....................................    $1,388,524      $ 704,236    $ 12,292,792     $16,097,679
                                                                    ==========      =========    ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................            19              5              --              --
  Redeemed......................................................            (4)            --              --              --
                                                                    ----------      ---------    ------------     -----------
  Net Increase (Decrease).......................................            15              5              --              --
                                                                    ----------      ---------    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             3              2              70              54
  Redeemed......................................................            (1)            --             (94)            (52)
                                                                    ----------      ---------    ------------     -----------
  Net Increase (Decrease).......................................             2              2             (24)              2
                                                                    ----------      ---------    ------------     -----------


                                                                             EQ/BlackRock
                                                                          Basic Value Equity
                                                                  -----------------------------------
                                                                        2008              2007
                                                                  ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $   2,085,130     $  1,322,070
  Net realized gain (loss) on investments.......................      (1,719,819)      22,394,604
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (73,211,981)     (21,732,071)
                                                                   -------------     ------------
  Net increase (decrease) in net assets from operations.........     (72,846,670)       1,984,603
                                                                   -------------     ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................      15,322,544       18,333,112
    Transfers between funds and guaranteed interest account,
      net.......................................................      (2,107,239)     (11,263,303)
    Transfers for contract benefits and terminations............      (9,981,844)      (9,702,807)
    Contract maintenance charges................................      (9,259,837)      (9,738,549)
                                                                   -------------     ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      (6,026,376)     (12,371,547)
                                                                   -------------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................        (107,000)              --
                                                                   -------------     ------------
Increase (Decrease) in Net Assets...............................     (78,980,046)     (10,386,944)
Net Assets -- Beginning of Period...............................     202,854,778      213,241,722
                                                                   -------------     ------------
Net Assets -- End of Period.....................................   $ 123,874,732     $202,854,778
                                                                   =============     ============7
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              36               19
  Redeemed......................................................             (10)              (8)
                                                                   -------------     ------------
  Net Increase (Decrease).......................................              26               11
                                                                   -------------     ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              66               63
  Redeemed......................................................            (114)            (115)
                                                                   -------------     ------------
  Net Increase (Decrease).......................................             (48)             (52)
                                                                   -------------     ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             EQ/BlackRock
                                                                         International Value
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $     2,907,875   $   3,112,667
  Net realized gain (loss) on investments.......................         1,876,399      30,768,671
  Change in unrealized appreciation (depreciation) on
    investments.................................................       (93,222,321)    (14,531,043)
                                                                   ---------------   -------------
  Net increase (decrease) in net assets from operations.........       (88,438,047)     19,350,295
                                                                   ---------------   -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        15,066,805      18,094,361
    Transfers between funds and guaranteed interest account,
      net.......................................................       (13,421,059)     (3,557,351)
    Transfers for contract benefits and terminations............        (8,972,130)     (7,929,250)
    Contract maintenance charges................................        (7,810,987)     (8,005,438)
                                                                   ---------------   -------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (15,137,371)     (1,397,678)
                                                                   ---------------   -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................          (300,000)           (135)
                                                                   ---------------   -------------
Increase (Decrease) in Net Assets...............................      (103,875,418)     17,952,482
Net Assets -- Beginning of Period...............................       213,557,543     195,605,061
                                                                   ---------------   -------------
Net Assets -- End of Period.....................................   $   109,682,125   $ 213,557,543
                                                                   ===============   =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................                21              27
  Redeemed......................................................               (16)            (10)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................                 5              17
                                                                   ---------------   -------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................                95             133
  Redeemed......................................................              (204)           (161)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................              (109)            (28)
                                                                   ---------------   -------------



                                                                          EQ/Boston Advisors
                                                                            Equity Income
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $    195,309       $  110,961
  Net realized gain (loss) on investments.......................        (282,268)         460,638
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (2,522,435)        (483,105)
                                                                    ------------       ----------
  Net increase (decrease) in net assets from operations.........      (2,609,394)          88,494
                                                                    ------------       ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       1,399,757        1,434,632
    Transfers between funds and guaranteed interest account,
      net.......................................................       3,904,679        1,750,805
    Transfers for contract benefits and terminations............        (239,207)         (87,404)
    Contract maintenance charges................................        (492,361)        (280,926)
                                                                    ------------       ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       4,572,868        2,817,107
                                                                    ------------       ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             250           (1,435)
                                                                    ------------       ----------
Increase (Decrease) in Net Assets...............................       1,963,724        2,904,166
Net Assets -- Beginning of Period...............................       6,141,375        3,237,209
                                                                    ------------       ----------
Net Assets -- End of Period.....................................    $  8,105,099       $6,141,375
                                                                    ============       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              44               19
  Redeemed......................................................             (13)              (2)
                                                                    ------------       ----------
  Net Increase (Decrease).......................................              31               17
                                                                    ------------       ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              29               13
  Redeemed......................................................              (5)              (4)
                                                                    ------------       ----------
  Net Increase (Decrease).......................................              24                9
                                                                    ------------       ----------


                                                                              EQ/Calvert
                                                                         Socially Responsible
                                                                    -------------------------------
                                                                          2008            2007
                                                                    ---------------  --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     (699)     $    (68)
  Net realized gain (loss) on investments.......................      (145,430)       51,310
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (238,510)       (8,173)
                                                                    ----------      --------
  Net increase (decrease) in net assets from operations.........      (384,639)       43,069
                                                                    ----------      --------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       141,856        76,867
    Transfers between funds and guaranteed interest account,
      net.......................................................       (43,556)      506,175
    Transfers for contract benefits and terminations............       (46,977)      (58,338)
    Contract maintenance charges................................       (45,915)      (18,444)
                                                                    ----------      --------
Net increase (decrease) in net assets from contractowners
  transactions..................................................         5,408       506,260
                                                                    ----------      --------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         4,999            --
                                                                    ----------      --------
Increase (Decrease) in Net Assets...............................      (374,232)      549,329
Net Assets -- Beginning of Period...............................       864,458       315,129
                                                                    ----------      --------
Net Assets -- End of Period.....................................    $  490,226      $864,458
                                                                    ==========      ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................            --            --
  Redeemed......................................................            --            --
                                                                    ----------      --------
  Net Increase (Decrease).......................................            --            --
                                                                    ----------      --------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             6             6
  Redeemed......................................................            (6)           (1)
                                                                    ----------      --------
  Net Increase (Decrease).......................................            --             5
                                                                    ----------      --------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             EQ/Capital
                                                                          Guardian Growth
                                                                  --------------------------------
                                                                         2008            2007
                                                                  ----------------- --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (21,863)     $  (32,071)
  Net realized gain (loss) on investments........................       (435,514)        215,468
  Change in unrealized appreciation (depreciation) on
    investments........... ......................................     (2,465,994)        (42,095)
                                                                    ------------      ----------
 Net increase (decrease) in net assets from operations...........     (2,923,371)        141,302
                                                                    ------------      ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................        481,156         487,035
    Transfers between funds and guaranteed interest account,
      net........................................................        (61,276)      3,104,279
    Transfers for contract benefits and terminations.............       (995,326)       (190,717)
    Contract maintenance charges.................................       (267,073)       (177,424)
                                                                    ------------      ----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................       (842,519)      3,223,173
                                                                    ------------      ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................        (60,000)             --
                                                                    ------------      ----------
Increase (Decrease) in Net Assets................................     (3,825,890)      3,364,475
Net Assets -- Beginning of Period................................      7,762,168       4,397,693
                                                                    ------------      ----------
Net Assets -- End of Period......................................   $  3,936,278      $7,762,168
                                                                    ============      ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              6               3
  Redeemed.......................................................             (6)             --
                                                                    ------------     -----------
  Net Increase (Decrease)........................................             --               3
                                                                    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             42              40
  Redeemed.......................................................            (54)            (10)
                                                                    ------------     -----------
  Net Increase (Decrease)........................................            (12)             30
                                                                    ------------     -----------



                                                                               EQ/Capital
                                                                          Guardian Research (a)
                                                                  ------------------------------------- -
                                                                         2008               2007
                                                                  ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................   $     524,515      $    938,311
 Net realized gain (loss) on investments.........................       4,190,157         8,989,168
 Change in unrealized appreciation (depreciation) on
  investments....................................................     (60,515,259)      (13,518,007)
                                                                    -------------      ------------
 Net increase (decrease) in net assets from operations...........     (55,800,587)       (3,590,528)
                                                                    -------------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................      10,199,094         8,955,906
  Transfers between funds and guaranteed interest account,
   net...........................................................     (12,816,878)       68,160,275
  Transfers for contract benefits and terminations...............      (9,369,864)       (4,796,089)
  Contract maintenance charges...................................      (6,479,068)       (5,576,526)
                                                                    -------------      ------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................     (18,466,716)       66,743,566
                                                                    -------------      ------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................        (420,001)          254,994
                                                                    -------------      ------------
Increase (Decrease) in Net Assets................................     (74,687,304)       63,408,032
Net Assets -- Beginning of Period................................     153,357,954        89,949,922
                                                                    -------------      ------------
Net Assets -- End of Period......................................   $  78,670,650      $153,357,954
                                                                    =============      ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................               9                65
 Redeemed........................................................             (10)                 (5)
                                                                    -------------      ---------------
 Net Increase (Decrease).........................................                (1)             60
                                                                    ----------------   --------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................              46               494
 Redeemed........................................................            (198)             (134)
                                                                    ---------------    --------------
 Net Increase (Decrease).........................................            (152)              360
                                                                    ---------------    --------------



                                                                       EQ/Caywood-Scholl
                                                                        High Yield Bond
                                                                  ---------------------------
                                                                       2008          2007
                                                                  ------------   ------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $  301,291    $  186,622
  Net realized gain (loss) on investments.......................      (347,882)      (57,021)
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (822,396)     (113,534)
                                                                    ----------    ----------
  Net increase (decrease) in net assets from operations.........      (868,987)       16,067
                                                                    ----------    ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       672,904       563,807
    Transfers between funds and guaranteed interest account,
      net.......................................................     1,940,358     1,428,390
    Transfers for contract benefits and terminations............       (80,816)      (12,672)
    Contract maintenance charges................................      (196,707)      (72,977)
                                                                    ----------   -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................     2,335,739     1,906,548
                                                                    ----------   -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................            --          (582)
                                                                    ----------   -----------
Increase (Decrease) in Net Assets...............................     1,466,752     1,922,033
Net Assets -- Beginning of Period...............................     2,062,601       140,568
                                                                    ----------   -----------
Net Assets -- End of Period.....................................    $3,529,353   $ 2,062,601
                                                                    ==========   ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................            --            --
  Redeemed......................................................            --            --
                                                                    ----------   -----------
  Net Increase (Decrease).......................................            --            --
                                                                    ----------   -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................            48            42
  Redeemed......................................................           (25)          (23)
                                                                    ----------   -----------
  Net Increase (Decrease).......................................            23            19
                                                                    ----------   -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                         EQ/Equity 500 Index
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $     8,732,341   $   8,056,013
  Net realized gain (loss) on investments.......................         3,971,897      40,017,259
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (285,887,312)    (12,295,673)
                                                                   ---------------   -------------
  Net increase (decrease) in net assets from operations.........      (273,183,074)     35,777,599
                                                                   ---------------   -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        48,119,158      60,309,665
    Transfers between funds and guaranteed interest account,
      net.......................................................        (3,066,082)    (18,178,443)
    Transfers for contract benefits and terminations............       (36,296,404)    (47,662,604)
    Contract maintenance charges................................       (35,065,398)    (35,932,482)
                                                                   ---------------   -------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (26,308,726)    (41,463,864)
                                                                   ---------------   -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................           (60,000)           (447)
                                                                   ---------------   -------------
Increase (Decrease) in Net Assets...............................      (299,551,800)     (5,686,712)
Net Assets -- Beginning of Period...............................       750,270,052     755,956,764
                                                                   ---------------   -------------
Net Assets -- End of Period.....................................   $   450,718,252   $ 750,270,052
                                                                   ===============   =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               171             131
  Redeemed......................................................              (245)           (239)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................               (74)           (108)
                                                                   ---------------   -------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................                95              98
  Redeemed......................................................              (136)           (122)
                                                                   ---------------   -------------
  Net Increase (Decrease).......................................               (41)            (24)
                                                                   ---------------   -------------


                                                                            EQ/Evergreen
                                                                         International Bond
                                                                  --------------------------------
                                                                        2008            2007
                                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................  $  5,020,369      $ 150,689
  Net realized gain (loss) on investments.........................      (312,855)        40,113
  Change in unrealized appreciation (depreciation) on
    investments....................................................    (4,458,311)         4,630
                                                                   ------------      ---------
  Net increase (decrease) in net assets from operations...........       249,203        195,432
                                                                   ------------      ---------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners..........................     2,487,831        315,192
    Transfers between funds and guaranteed interest account,
      net...........................................................    22,358,072      5,738,626
    Transfers for contract benefits and terminations...............      (930,795)        (6,438)
    Contract maintenance charges...................................    (1,059,517)       (73,839)
                                                                   ------------      ---------
Net increase (decrease) in net assets from contractowners
  transactions....................................................    22,855,591      5,973,541
                                                                   ------------      ---------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................         1,001         (2,813)
                                                                   ------------      ---------
Increase (Decrease) in Net Assets................................    23,105,795      6,166,160
Net Assets -- Beginning of Period................................     6,435,999        269,839
                                                                   ------------      ---------
Net Assets -- End of Period......................................  $ 29,541,794      $6,435,999
                                                                   ============      ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................           283             57
  Redeemed........................................................          (137)              (9)
                                                                   ------------      ------------
  Net Increase (Decrease).........................................           146             48
                                                                   ------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................            69              8
  Redeemed........................................................           (21)              (1)
                                                                   ------------      ------------
  Net Increase (Decrease).........................................            48              7
                                                                   ------------      -----------


                                                                           EQ/Evergreen Omega
                                                                  ------------------------------------
                                                                         2008               2007
                                                                  -----------------  -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     17,440        $   (49,525)
  Net realized gain (loss) on investments.......................        (338,829)           880,743
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (3,222,041)           (38,961)
                                                                    ------------        -----------
  Net increase (decrease) in net assets from operations.........      (3,543,430)           792,257
                                                                    ------------        -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................         633,489          1,182,145
    Transfers between funds and guaranteed interest account,
      net.......................................................          36,797          3,997,076
    Transfers for contract benefits and terminations............        (454,466)          (543,669)
    Contract maintenance charges................................        (487,789)          (388,481)
                                                                    ------------        -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................        (271,969)         4,247,071
                                                                    ------------        -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (75,001)                --
                                                                    ------------        -----------
Increase (Decrease) in Net Assets...............................      (3,890,400)         5,039,328
Net Assets -- Beginning of Period...............................      13,765,253          8,725,925
                                                                    ------------        -----------
Net Assets -- End of Period.....................................    $  9,874,853        $13,765,253
                                                                    ============        ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               2                  3
  Redeemed......................................................              (1)                (1)
                                                                    ------------        -----------
  Net Increase (Decrease).......................................               1                  2
                                                                    ------------        -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              50                 64
  Redeemed......................................................             (50)               (28)
                                                                    ------------        -----------
  Net Increase (Decrease).......................................              --                 36
                                                                    ------------        -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                          EQ/GAMCO Mergers
                                                                          and Acquisitions
                                                                  ---------------------------------
                                                                        2008             2007
                                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................     $    8,453        $  13,442
  Net realized gain (loss) on investments.......................         (1,614)         100,132
  Change in unrealized appreciation (depreciation) on
    investments.................................................       (573,981)        (154,529)
                                                                     ----------       ----------
  Net increase (decrease) in net assets from operations.........       (567,142)         (40,955)
                                                                     ----------       ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        677,734          476,818
    Transfers between funds and guaranteed interest account,
      net.......................................................      1,604,833        2,039,343
    Transfers for contract benefits and terminations............        (94,740)         (54,110)
    Contract maintenance charges................................       (165,765)         (61,837)
                                                                     ----------       ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      2,022,062        2,400,214
                                                                     ----------       ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             --           (1,394)
                                                                     ----------       ----------
Increase (Decrease) in Net Assets...............................      1,454,920        2,357,865
Net Assets -- Beginning of Period...............................      2,454,294           96,429
                                                                     ----------       ----------
Net Assets -- End of Period......................................    $3,909,214       $2,454,294
                                                                     ==========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................           --               --
  Redeemed........................................................           --               --
                                                                     ----------       ----------
  Net Increase (Decrease).........................................           --               --
                                                                     ----------       ----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................           30               30
  Redeemed........................................................           (9)              (7)
                                                                     ------------     ----------
  Net Increase (Decrease).........................................           21               23
                                                                     -----------      ----------

                                                                             EQ/GAMCO
                                                                        Small Company Value
                                                                  -------------------------------
                                                                        2008            2007
                                                                  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................  $     99,045     $    63,243
  Net realized gain (loss) on investments.........................      (111,198)        887,618
  Change in unrealized appreciation (depreciation) on
    investments...................................................    (9,327,813)       (796,459)
                                                                    ------------     -----------
  Net increase (decrease) in net assets from operations...........    (9,339,966)        154,402
                                                                    ------------     -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.........................     4,877,268       4,115,445
    Transfers between funds and guaranteed interest account,
      net.........................................................    12,381,533      12,642,732
    Transfers for contract benefits and terminations..............      (561,719)       (238,685)
    Contract maintenance charges..................................    (1,519,043)       (700,822)
                                                                    ------------     -----------
Net increase (decrease) in net assets from contractowners
  transactions....................................................    15,178,039      15,818,670
                                                                    ------------     -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................         1,600          (4,169)
                                                                    ------------     -----------
Increase (Decrease) in Net Assets................................      5,839,673      15,968,903
Net Assets -- Beginning of Period................................     20,203,791       4,234,888
                                                                    ------------     -----------
Net Assets -- End of Period......................................   $ 26,043,464     $20,203,791
                                                                    ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................            --              --
  Redeemed........................................................            --              --
                                                                    ------------     -----------
  Net Increase (Decrease).........................................            --              --
                                                                    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................           199             159
  Redeemed........................................................           (48)            (21)
                                                                    ------------     -----------
  Net Increase (Decrease).........................................           151             138
                                                                    ------------     -----------


                                                                          EQ/International
                                                                              Core PLUS
                                                                --------------------------------------
                                                                       2008                 2007
                                                                ------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................  $     234,281        $   (18,487)
  Net realized gain (loss) on investments........................     (1,558,045)         4,329,328
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (9,198,184)        (2,334,997)
                                                                   -------------        -----------
  Net increase (decrease) in net assets from operations..........    (10,521,948)         1,975,844
                                                                   -------------        -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................      1,866,427          1,226,119
    Transfers between funds and guaranteed interest account,
      net........................................................      7,880,568          1,888,586
    Transfers for contract benefits and terminations.............       (502,685)          (851,110)
    Contract maintenance charges.................................       (690,155)          (428,120)
                                                                   -------------        -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      8,554,155          1,835,475
                                                                   -------------        -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................       (199,673)                --
                                                                   -------------        -----------
Increase (Decrease) in Net Assets...............................      (2,167,466)         3,811,319
Net Assets -- Beginning of Period...............................      16,916,325         13,105,006
                                                                   -------------        -----------
Net Assets -- End of Period.....................................   $  14,748,859        $16,916,325
                                                                   =============        ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              9                  2
  Redeemed.......................................................             (2)                (1)
                                                                  ----------------     ------------
  Net Increase (Decrease)........................................              7                  1
                                                                  ---------------      ------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             92                 41
  Redeemed.......................................................            (40)               (31)
                                                                  ---------------      ------------
  Net Increase (Decrease)........................................             52                 10
                                                                  ---------------      ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                         EQ/International
                                                                              Growth
                                                                  -------------------------------
                                                                        2008            2007
                                                                  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     77,440     $    25,782
  Net realized gain (loss) on investments........................       (962,250)        373,181
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (5,280,077)       (134,454)
                                                                    ------------     -----------
  Net increase (decrease) in net assets from operations..........     (6,164,887)        264,509
                                                                    ------------     -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................      1,715,627       1,097,284
    Transfers between funds and guaranteed interest account,
      net........................................................      5,205,920       9,097,500
    Transfers for contract benefits and terminations.............       (257,505)        (32,096)
    Contract maintenance charges.................................       (618,397)       (159,107)
                                                                    ------------     -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      6,045,645      10,003,581
                                                                    ------------     -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................          5,001            (355)
                                                                    ------------     -----------
Increase (Decrease) in Net Assets................................       (114,241)     10,267,735
Net Assets -- Beginning of Period................................     10,346,580          78,845
                                                                    ------------     -----------
Net Assets -- End of Period......................................   $ 10,232,339     $10,346,580
                                                                    ============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................             --              --
  Redeemed.......................................................             --              --
                                                                    ------------     -----------
  Net Increase (Decrease)........................................             --              --
                                                                    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................            116             115
  Redeemed.......................................................            (55)            (21)
                                                                    ------------     -----------
  Net Increase (Decrease)........................................             61              94
                                                                    ------------     -----------


                                                                             EQ/JPMorgan
                                                                            Core Bond (g)
                                                                  ----------------------------------
                                                                         2008              2007
                                                                  ------------------ ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $   2,269,424     $  2,525,768
  Net realized gain (loss) on investments........................      (1,352,739)        (147,569)
  Change in unrealized appreciation (depreciation) on
    investments..................................................      (6,500,520)        (800,982)
                                                                    -------------     ------------
  Net increase (decrease) in net assets from operations..........      (5,583,835)       1,577,217
                                                                    -------------     ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       8,007,072       10,145,646
    Transfers between funds and guaranteed interest account,
      net........................................................      (7,308,836)       7,157,848
    Transfers for contract benefits and terminations.............      (2,965,466)      (3,678,345)
    Contract maintenance charges.................................      (3,421,088)      (3,256,180)
                                                                    -------------     ------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (5,688,318)      10,368,969
                                                                    -------------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................        (124,999)           4,929
                                                                    -------------     ------------
Increase (Decrease) in Net Assets................................     (11,397,152)      11,951,115
Net Assets -- Beginning of Period................................      61,717,837       49,766,722
                                                                    -------------     ------------
Net Assets -- End of Period......................................   $  50,320,685     $ 61,717,837
                                                                    =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................             22               53
  Redeemed........................................................            (28)             (14)
                                                                    -------------     ------------
  Net Increase (Decrease).........................................             (6)              39
                                                                    -------------     ------------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................             34               86
  Redeemed........................................................            (69)             (45)
                                                                    -------------     ------------
  Net Increase (Decrease)........................................ .           (35)              41
                                                                    -------------     ------------



                                                                              EQ/JPMorgan
                                                                           Value Opportunities
                                                                  -------------------------------------
                                                                         2008               2007
                                                                  ------------------  -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    424,768       $   429,850
  Net realized gain (loss) on investments........................     (2,721,909)        8,421,064
  Change in unrealized appreciation (depreciation) on
    investments..................................................    (13,551,374)       (9,487,928)
                                                                    ------------       -----------
  Net increase (decrease) in net assets from operations..........    (15,848,515)         (637,014)
                                                                    ------------       -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................      2,755,151         3,413,708
    Transfers between funds and guaranteed interest account,
      net........................................................     (3,687,336)          121,337
    Transfers for contract benefits and terminations.............     (2,196,222)       (2,010,585)
    Contract maintenance charges.................................     (1,800,756)       (1,930,192)
                                                                    ------------      ------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................     (4,929,163)         (405,732)
                                                                    ------------      ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................       (133,000)              (27)
                                                                    ------------      ------------
Increase (Decrease) in Net Assets................................    (20,910,678)       (1,042,773)
Net Assets -- Beginning of Period................................     42,404,842        43,447,615
                                                                    ------------      ------------
Net Assets -- End of Period......................................   $ 21,494,164      $ 42,404,842
                                                                    ============      ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              1                 5
  Redeemed.......................................................             (2)               (1)
                                                                    ------------      ------------
  Net Increase (Decrease)........................................             (1)                4
                                                                    ------------      ------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             22                53
  Redeemed.......................................................            (58)              (58)
                                                                    ------------      ------------
  Net Increase (Decrease)........................................            (36)               (5)
                                                                    ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             EQ/Large Cap
                                                                               Core PLUS
                                                                  -----------------------------------
                                                                         2008              2007
                                                                  ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (22,455)     $    87,693
  Net realized gain (loss) on investments........................       (919,738)       3,317,801
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (3,562,832)      (3,011,729)
                                                                    ------------      -----------
  Net increase (decrease) in net assets from operations..........     (4,505,025)         393,765
                                                                    ------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................        796,778          721,171
    Transfers between funds and guaranteed interest account,
      net........................................................       (253,885)        (101,983)
    Transfers for contract benefits and terminations.............       (619,214)        (646,641)
    Contract maintenance charges.................................       (475,488)        (459,766)
                                                                    ------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................       (551,809)        (487,219)
                                                                    ------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................       (188,749)
                                                                    ------------      -----------
Increase (Decrease) in Net Assets................................     (5,245,583)         (93,454)
Net Assets -- Beginning of Period................................     12,546,566       12,640,020
                                                                    ------------      -----------
Net Assets -- End of Period......................................   $  7,300,983      $12,546,566
                                                                    ============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              3                2
  Redeemed.......................................................             (1)              (2)
                                                                    ------------      -----------
  Net Increase (Decrease)........................................              2               --
                                                                    ------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             22               22
  Redeemed.......................................................            (29)             (27)
                                                                    ------------      -----------
  Net Increase (Decrease)........................................             (7)              (5)
                                                                    ------------      -----------


                                                                              EQ/Large Cap
                                                                              Growth Index
                                                                  ------------------------------------- -
                                                                         2008               2007
                                                                  ------------------ ------------------ -
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (328,844)      $  (576,251)
  Net realized gain (loss) on investments........................        (741,882)        2,024,297
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (42,772,545)       12,200,683
                                                                    -------------       -----------
  Net increase (decrease) in net assets from operations..........     (43,843,271)       13,648,729
                                                                    -------------       -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................      11,782,707        12,680,969
    Transfers between funds and guaranteed interest account,
      net........................................................       1,704,093        (2,412,360)
    Transfers for contract benefits and terminations.............      (5,520,824)       (4,926,900)
    Contract maintenance charges.................................      (6,991,671)       (7,006,981)
                                                                    -------------       -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................         974,305        (1,665,272)
                                                                    -------------       -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................         (19,000)               --
                                                                    -------------       -----------
Increase (Decrease) in Net Assets................................     (42,887,966)       11,983,457
Net Assets -- Beginning of Period................................     118,470,960       106,487,503
                                                                    -------------       -----------
Net Assets -- End of Period......................................   $  75,582,994       $118,470,960
                                                                    =============       ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................             14                11
  Redeemed.......................................................             (7)               (6)
                                                                    -------------    --------------
  Net Increase (Decrease)........................................              7                 5
                                                                    -------------     -------------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................           193               146
  Redeemed........................................................          (197)             (186)
                                                                    -------------     -------------
  Net Increase (Decrease).........................................            (4)            (40)
                                                                    -------------    -------------


                                                                             EQ/Large Cap
                                                                              Growth PLUS
                                                                  -----------------------------------
                                                                        2008             2007
                                                                  -----------------------------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $   (605,388)    $   (285,499)
  Net realized gain (loss) on investments........................      1,010,527        4,185,244
  Change in unrealized appreciation (depreciation) on
    investments..................................................    (69,853,979)      20,049,367
                                                                    ------------     ------------
  Net increase (decrease) in net assets from operations..........    (69,448,840)      23,949,112
                                                                    ------------     ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................     15,506,160       17,060,170
    Transfers between funds and guaranteed interest account,
      net........................................................     (4,227,408)      (2,998,745)
    Transfers for contract benefits and terminations.............    (10,446,521)      (8,836,058)
    Contract maintenance charges.................................    (10,257,693)     (10,406,010)
                                                                    ------------     ------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................     (9,425,462)      (5,180,643)
                                                                    ------------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................       (45,754)             112
                                                                    ------------     ------------
Increase (Decrease) in Net Assets................................    (78,920,056)      18,768,581
Net Assets -- Beginning of Period................................    185,341,485      166,572,904
                                                                    ------------     ------------
Net Assets -- End of Period......................................   $106,421,429     $185,341,485
                                                                    ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................             11               16
  Redeemed.......................................................             (6)              (5)
                                                                    ------------     ------------
  Net Increase (Decrease)........................................              5               11
                                                                    ------------     ------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             63               82
  Redeemed.......................................................           (131)            (126)
                                                                    ------------     ------------
  Net Increase (Decrease)........................................            (68)             (44)
                                                                    ------------     ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             EQ/Large Cap
                                                                             Value Index
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................    $    32,018       $  (1,839)
  Net realized gain (loss) on investments........................       (365,108)         37,967
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (1,239,085)       (155,934)
                                                                    ------------       ---------
  Net increase (decrease) in net assets from operations..........     (1,572,175)       (119,806)
                                                                    ------------       ---------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................        458,845         256,474
    Transfers between funds and guaranteed interest account,
      net........................................................      1,113,079       1,423,835
    Transfers for contract benefits and terminations.............        (20,212)         (8,757)
    Contract maintenance charges.................................       (114,028)        (55,857)
                                                                    ------------       ---------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      1,437,684       1,615,695
                                                                    ------------       ---------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................             --            (631)
                                                                    ------------       ---------
Increase (Decrease) in Net Assets................................       (134,491)      1,495,258
Net Assets -- Beginning of Period................................      1,781,483         286,225
                                                                    ------------       ---------
Net Assets -- End of Period......................................   $  1,646,992       $1,781,483
                                                                    ============       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................             25              13
  Redeemed.......................................................             (8)             (1)
                                                                    ------------    ------------
  Net Increase (Decrease)........................................             17              12
                                                                    ------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              7               5
  Redeemed.......................................................             (2)             (2)
                                                                    ------------    ------------
  Net Increase (Decrease)........................................              5               3
                                                                    ------------     -----------


                                                                             EQ/Large Cap
                                                                          Value PLUS (d) (i)
                                                                  -----------------------------------
                                                                         2008              2007
                                                                  ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................  $    14,726,253   $    10,284,654
 Net realized gain (loss) on investments.........................      (32,039,818)       89,552,437
 Change in unrealized appreciation (depreciation) on
  investments....................................................     (295,320,703)     (141,890,296)
                                                                   ---------------   ---------------
 Net increase (decrease) in net assets from operations...........     (312,634,268)      (42,053,205)
                                                                   ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................       55,670,709        42,605,297
  Transfers between funds and guaranteed interest account,
   net...........................................................      (60,294,344)      512,948,603
  Transfers for contract benefits and terminations...............      (37,455,424)      (22,488,419)
  Contract maintenance charges...................................      (36,110,257)      (23,027,853)
                                                                   ---------------   ---------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................      (78,189,316)      510,037,628
                                                                   ---------------   ---------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................         (743,051)          490,247
                                                                   ---------------   ---------------
Increase (Decrease) in Net Assets................................     (391,566,635)      468,474,670
Net Assets -- Beginning of Period................................      774,805,619       306,330,949
                                                                   ---------------   ---------------
Net Assets -- End of Period......................................  $   383,238,984   $   774,805,619
                                                                   ===============   ===============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................              131             3,766
 Redeemed........................................................             (634)             (422)
                                                                   ---------------   ---------------
 Net Increase (Decrease).........................................             (503)            3,344
                                                                   ---------------   ---------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................               43               829
 Redeemed........................................................             (143)           (1,240)
                                                                   ---------------   ---------------
 Net Increase (Decrease).........................................             (100)             (411)
                                                                   ---------------   ---------------



                                                                     EQ/Long             EQ/Long
                                                                    Term Bond           Term Bond
                                                                 ----------------    ----------------
                                                                       2008                2007
                                                                 ----------------    ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................   $ 154,453          $   49,323
  Net realized gain (loss) on investments.........................       5,426               3,020
  Change in unrealized appreciation (depreciation) on
    investments...................................................       7,196              17,805
                                                                    ----------          ----------
  Net increase (decrease) in net assets from operations...........     167,075              70,148
                                                                    ----------          ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.........................     555,376             218,193
    Transfers between funds and guaranteed interest account,
      net.........................................................   1,227,728           1,092,191
    Transfers for contract benefits and terminations..............     (22,520)            (23,667)
    Contract maintenance charges..................................    (144,857)            (36,571)
                                                                    ----------          ----------
Net increase (decrease) in net assets from contractowners
  transactions....................................................   1,615,727           1,250,146
                                                                    ----------          ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................          --                (105)
                                                                    ----------          ----------
Increase (Decrease) in Net Assets................................    1,782,802           1,320,189
Net Assets -- Beginning of Period................................    1,385,973              65,784
                                                                    ----------          ----------
Net Assets -- End of Period......................................   $3,168,775          $1,385,973
                                                                    ==========          ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................          19                   7
  Redeemed........................................................          (9)                 --
                                                                    ----------          ----------
  Net Increase (Decrease).........................................          10                   7
                                                                    ----------          ----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................           8                   7
  Redeemed........................................................          (4)                 (1)
                                                                    ----------          ----------
 Net Increase (Decrease).........................................            4                   6
                                                                    ----------          ----------

-------
The accompanying notes are an integral part of these financial statements.


                                      A-50
PAGE>

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                          EQ/Lord Abbett
                                                                        Growth and Income
                                                                  ------------------------------
                                                                        2008           2007
                                                                  --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................  $   17,869      $  6,919
  Net realized gain (loss) on investments.........................     (76,761)       23,761
  Change in unrealized appreciation (depreciation) on
   investments....................................................    (381,127)      (34,133)
                                                                    ----------      --------
  Net increase (decrease) in net assets from operations...........    (440,019)       (3,453)
                                                                    ----------      --------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.........................     259,249       147,828
    Transfers between funds and guaranteed interest account,
      net.........................................................     612,984       460,892
    Transfers for contract benefits and terminations..............     (16,361)       (3,838)
    Contract maintenance charges..................................     (80,083)      (25,920)
                                                                    ----------      --------
Net increase (decrease) in net assets from contractowners
  transactions....................................................     775,789       578,962
                                                                    ----------      --------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................       4,674            20
                                                                    ----------      --------
Increase (Decrease) in Net Assets................................      340,444       575,529
Net Assets -- Beginning of Period................................      655,026        79,497
                                                                    ----------      --------
Net Assets -- End of Period......................................   $  995,470      $655,026
                                                                    ==========      ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................            9             4
  Redeemed........................................................             (3)         --
                                                                    -------------   --------
  Net Increase (Decrease).........................................            6             4
                                                                    ------------    --------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................            3             3
  Redeemed........................................................             (1)           (1)
                                                                    -------------   -----------
  Net Increase (Decrease).........................................            2             2
                                                                    ------------    ----------


                                                                            EQ/Lord Abbett
                                                                            Large Cap Core
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................  $     42,712       $   10,888
  Net realized gain (loss) on investments.........................      (209,740)          49,203
  Change in unrealized appreciation (depreciation) on
    investments...................................................    (1,038,192)         (39,426)
                                                                    ------------       ----------
  Net increase (decrease) in net assets from operations...........    (1,205,220)          20,665
                                                                    ------------       ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.........................       578,270          365,950
    Transfers between funds and guaranteed interest account,
      net.........................................................     3,312,919        1,212,311
    Transfers for contract benefits and terminations..............      (100,202)          (3,379)
    Contract maintenance charges..................................      (177,371)         (26,473)
                                                                    ------------       ----------
Net increase (decrease) in net assets from contractowners
  transactions....................................................     3,613,616        1,548,409
                                                                    ------------       ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................            --              18
                                                                    ------------       ----------
Increase (Decrease) in Net Assets.................................     2,408,396        1,569,092
Net Assets -- Beginning of Period.................................     1,592,241           23,149
                                                                    ------------       ----------
Net Assets -- End of Period.......................................  $  4,000,637       $1,592,241
                                                                    ============       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................            39              12
  Redeemed........................................................           (10)             (1)
                                                                    ------------       ----------
  Net Increase (Decrease).........................................            29              11
                                                                    ------------       ----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................            11               4
  Redeemed........................................................            (1)             --
                                                                    ------------       ----------
  Net Increase (Decrease).........................................            10               4
                                                                    ------------       ----------


                                                                           EQ/Lord Abbett
                                                                          Mid Cap Value (f)
                                                                  --------------------------------
                                                                        2008            2007
                                                                  -------------     --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................   $   251,156     $    145,643
 Net realized gain (loss) on investments.........................    (1,113,585)       1,403,871
 Change in unrealized appreciation (depreciation) on
  investments....................................................    (8,086,968)      (2,268,382)
                                                                    -----------     ------------
 Net increase (decrease) in net assets from operations...........    (8,949,397)        (718,868)
                                                                    -----------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................     2,525,979        1,302,904
  Transfers between funds and guaranteed interest account,
   net...........................................................      (613,833)      22,971,065
  Transfers for contract benefits and terminations...............      (885,638)        (229,633)
  Contract maintenance charges...................................    (1,178,588)        (489,171)
                                                                    -----------     ------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................      (152,080)      23,555,165
                                                                    -----------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................       (65,002)         107,561
                                                                    -----------     ------------
Increase (Decrease) in Net Assets................................    (9,166,479)      22,943,858
Net Assets -- Beginning of Period................................    23,092,068          148,210
                                                                    -----------     ------------
Net Assets -- End of Period......................................   $13,925,589     $ 23,092,068
                                                                    ===========     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................            54              283
 Redeemed........................................................           (62)             (40)
                                                                   ------------     ------------
 Net Increase (Decrease).........................................            (8)             243
                                                                   ------------     ------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................             5                3
 Redeemed........................................................            (1)              --
                                                                   ------------     ------------
 Net Increase (Decrease).........................................             4                3
                                                                   ------------     ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                          EQ/Marsico Focus
                                                                  ---------------------------------
                                                                        2008             2007
                                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................  $     950,543     $   (292,957)
  Net realized gain (loss) on investments........................      2,407,498       22,259,898
  Change in unrealized appreciation (depreciation) on
    investments..................................................    (79,537,808)        (715,864)
                                                                   -------------     ------------
  Net increase (decrease) in net assets from operations..........    (76,179,767)      21,251,077
                                                                   -------------     ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................     16,260,470       18,918,537
    Transfers between funds and guaranteed interest account,
      net........................................................      8,423,549        1,976,599
    Transfers for contract benefits and terminations.............     (7,106,901)      (7,333,086)
    Contract maintenance charges.................................     (7,788,304)      (7,194,613)
                                                                   -------------     ------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      9,788,814        6,367,437
                                                                   -------------     ------------
Net increase (decrease) in amount retained by AXA Equitable
  in Separate Account FP.........................................        (93,001)              --
                                                                   -------------     ------------
Increase (Decrease) in Net Assets................................    (66,483,954)      27,618,514
Net Assets -- Beginning of Period................................    180,384,323      152,765,809
                                                                   -------------     ------------
Net Assets -- End of Period......................................  $ 113,900,369     $180,384,323
                                                                   =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................             52               46
  Redeemed.......................................................            (18)             (14)
                                                                   -------------     ------------
  Net Increase (Decrease)........................................             34               32
                                                                   -------------     ------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................            144              143
  Redeemed.......................................................           (119)            (142)
                                                                   -------------     ------------
  Net Increase (Decrease)........................................             25                1
                                                                   -------------     ------------



                                                                           EQ/Mid Cap Index
                                                                  -----------------------------------
                                                                         2008              2007
                                                                  ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     493,771     $    (609,365)
  Net realized gain (loss) on investments........................      (3,311,713)       21,829,815
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (62,531,630)      (11,915,221)
                                                                    -------------     -------------
  Net increase (decrease) in net assets from operations..........     (65,349,572)        9,305,229
                                                                    -------------     -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................      12,758,205        14,395,811
    Transfers between funds and guaranteed interest account,
      net........................................................      (3,765,483)         (881,343)
    Transfers for contract benefits and terminations.............      (6,239,549)       (6,639,049)
    Contract maintenance charges.................................      (5,927,426)       (5,998,479)
                                                                    -------------     -------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (3,174,253)          876,940
                                                                    -------------     -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................        (193,000)               --
                                                                    -------------     -------------
Increase (Decrease) in Net Assets................................     (68,716,825)       10,182,169
Net Assets -- Beginning of Period................................     134,023,730       123,841,561
                                                                    -------------     -------------
Net Assets -- End of Period......................................   $  65,306,905     $ 134,023,730
                                                                    =============     =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              20                23
  Redeemed.......................................................              (9)              (13)
                                                                    -------------     -------------
  Net Increase (Decrease)........................................              11                10
                                                                    -------------     -------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              94               113
  Redeemed.......................................................            (142)             (125)
                                                                    -------------     -------------
  Net Increase (Decrease).........................................            (48)              (12)
                                                                    -------------     -------------


                                                                          EQ/Mid Cap Value PLUS
                                                                   -----------------------------------
                                                                         2008               2007
                                                                   -----------------  ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss).................................    $    1,852,478      $   1,500,697
  Net realized gain (loss) on investments......................       (18,623,984)        71,769,260
  Change in unrealized appreciation (depreciation) on
    investments................................................       (74,979,932)       (77,445,774)
                                                                   --------------      -------------
  Net increase (decrease) in net assets from operations........       (91,751,438)        (4,175,817)
                                                                   --------------      -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners......................        19,391,426         27,374,027
    Transfers between funds and guaranteed interest account,
      net......................................................       (24,213,772)       (27,125,067)
    Transfers for contract benefits and terminations...........       (11,705,880)       (14,208,220)
    Contract maintenance charges...............................       (11,371,291)       (12,746,273)
                                                                   --------------      -------------
Net increase (decrease) in net assets from contractowners
  transactions.................................................       (27,899,517)       (26,705,533)
                                                                   --------------      -------------
Net increase (decrease) in amount retained by AXA Equitable
  in Separate Account FP.......................................           (65,000)            (2,619)
                                                                   --------------      -------------
Increase (Decrease) in Net Assets..............................      (119,715,955)       (30,883,969)
Net Assets -- Beginning of Period..............................       249,667,874        280,551,843
                                                                   --------------      -------------
Net Assets -- End of Period....................................    $  129,951,919      $ 249,667,874
                                                                   ==============      =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.......................................................                20                 25
  Redeemed.....................................................               (24)               (10)
                                                                   --------------      -------------
  Net Increase (Decrease)......................................                (4)                15
                                                                   --------------      -------------
Unit Activity 0.00% to 0.90% Class B
  Issued.......................................................                69                 93
  Redeemed.....................................................              (246)              (244)
                                                                   --------------      -------------
  Net Increase (Decrease)......................................              (177)              (151)
                                                                   ----------------    -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                           EQ/Money Market
                                                                  ---------------------------------
                                                                        2008             2007
                                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................  $   8,950,425    $  17,871,172
  Net realized gain (loss) on investments........................        (52,501)        (191,197)
  Change in unrealized appreciation (depreciation) on
    investments..................................................         47,770          196,993
                                                                   -------------    -------------
  Net increase (decrease) in net assets from operations..........      8,945,694       17,876,968
                                                                   -------------    -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................    148,149,489      117,811,410
    Transfers between funds and guaranteed interest account,
      net........................................................    (53,640,608)      36,761,315
    Transfers for contract benefits and terminations.............    (49,764,257)     (49,873,961)
    Contract maintenance charges.................................    (29,908,932)     (27,840,380)
                                                                   -------------    -------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................     14,835,692       76,858,384
                                                                   -------------    -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................       (207,725)         119,913
                                                                   -------------    -------------
Increase (Decrease) in Net Assets................................     23,573,661       94,855,265
Net Assets -- Beginning of Period................................    448,387,447      353,532,182
                                                                   -------------    -------------
Net Assets -- End of Period......................................  $ 471,961,108    $ 448,387,447
                                                                   =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................          1,116            1,615
  Redeemed.......................................................         (1,090)          (1,165)
                                                                   -------------    -------------
  Net Increase (Decrease)........................................             26              450
                                                                   -------------    -------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................            385              389
  Redeemed.......................................................           (304)            (403)
                                                                   -------------    -------------
  Net Increase (Decrease)........................................             81              (14)
                                                                   -------------    -------------


                                                                             EQ/Montag &
                                                                           Caldwell Growth
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (4,379)       $   10,816
  Net realized gain (loss) on investments........................      (641,630)           30,512
  Change in unrealized appreciation (depreciation) on
    investments..................................................    (3,355,429)          105,196
                                                                    -----------        ----------
 Net increase (decrease) in net assets from operations...........    (4,001,438)          146,524
                                                                    -----------        ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................     1,154,149           320,507
    Transfers between funds and guaranteed interest account,
      net........................................................     8,591,375         4,333,664
    Transfers for contract benefits and terminations.............      (340,261)          (25,776)
    Contract maintenance charges.................................      (474,281)          (85,239)
                                                                    -----------        ----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................     8,930,982         4,543,156
                                                                    -----------        ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................           438                63
                                                                    -----------        ----------
Increase (Decrease) in Net Assets................................     4,929,982         4,689,743
Net Assets -- Beginning of Period................................     5,161,762           472,019
                                                                    -----------        ----------
Net Assets -- End of Period......................................   $10,091,744        $5,161,762
                                                                    ===========        ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................            72                31
  Redeemed.......................................................           (25)               (2)
                                                                    -----------        ----------
  Net Increase (Decrease)........................................            47                29
                                                                    -----------        ----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................            45                10
  Redeemed.......................................................            (9)               (1)
                                                                    -----------        ----------
  Net Increase (Decrease)........................................            36                 9
                                                                    -----------        ----------


                                                                         EQ/PIMCO Real Return
                                                                  ---------------------------------
                                                                        2008             2007
                                                                  ---------------  ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $    783,910       $  119,777
  Net realized gain (loss) on investments.......................       1,151,909           66,042
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (4,513,628)          74,338
                                                                    ------------       ----------
  Net increase (decrease) in net assets from operations.........      (2,577,809)         260,157
                                                                    ------------       ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       3,616,082          760,412
    Transfers between funds and guaranteed interest account,
      net.......................................................      26,302,199        4,420,925
    Transfers for contract benefits and terminations............      (1,173,309)         (29,273)
    Contract maintenance charges................................      (1,269,813)        (108,679)
                                                                    ------------       ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      27,475,159        5,043,385
                                                                    ------------       ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             499               --
                                                                    ------------       ----------
Increase (Decrease) in Net Assets...............................      24,897,849        5,303,542
Net Assets -- Beginning of Period...............................       5,615,508          311,966
                                                                    ------------       ----------
Net Assets -- End of Period.....................................    $ 30,513,357       $5,615,508
                                                                    ============       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              --               --
  Redeemed......................................................              --               --
                                                                    ------------       ----------
  Net Increase (Decrease).......................................              --               --
                                                                    ------------       ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             349               57
  Redeemed......................................................            (107)              (9)
                                                                    ------------       ----------
  Net Increase (Decrease).......................................             242               48
                                                                    ------------       ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              EQ/Quality
                                                                               Bond PLUS
                                                                  -----------------------------------
                                                                         2008              2007
                                                                  ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $  6,652,507       $  6,067,823
  Net realized gain (loss) on investments.......................      (1,568,982)           200,171
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (14,203,456)          (739,570)
                                                                    ------------       ------------
  Net increase (decrease) in net assets from operations.........      (9,119,931)         5,528,424
                                                                    ------------       ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................      10,634,962         10,616,404
    Transfers between funds and guaranteed interest account,
      net.......................................................       1,780,794         (4,501,533)
    Transfers for contract benefits and terminations............      (8,568,339)        (6,295,045)
    Contract maintenance charges................................      (7,210,812)        (6,940,845)
                                                                    ------------       ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      (3,363,395)        (7,121,019)
                                                                    ------------       ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (10,000)                --
                                                                    ------------       ------------
Increase (Decrease) in Net Assets...............................     (12,493,326)        (1,592,595)
Net Assets -- Beginning of Period...............................     131,852,937        133,445,532
                                                                    ------------       ------------
Net Assets -- End of Period.....................................    $119,359,611       $131,852,937
                                                                    ============       ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................             138                109
  Redeemed......................................................            (147)              (134)
                                                                    ------------       ------------
  Net Increase (Decrease).......................................              (9)               (25)
                                                                    ------------       ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              13                 16
  Redeemed......................................................             (29)               (32)
                                                                    ------------       ------------
  Net Increase (Decrease).......................................             (16)               (16)
                                                                    ------------       ------------


                                                                             EQ/Short                         EQ/Small
                                                                           Duration Bond                   Company Index
                                                                  -------------------------------   ------------------------------
                                                                        2008            2007            2008             2007
                                                                  ---------------- --------------   --------------   -------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................      $  159,873       $   96,280    $      284,991   $    595,238
  Net realized gain (loss) on investments.......................         (27,376)           8,754         1,539,143      5,559,552
  Change in unrealized appreciation (depreciation) on
    investments.................................................        (215,505)         (24,468)      (20,813,018)    (7,494,643)
                                                                     -----------       ----------    --------------   ------------
  Net increase (decrease) in net assets from operations.........         (83,008)          80,566       (18,988,884)    (1,339,853)
                                                                     -----------       ----------    --------------   ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................         327,286          159,052         5,516,788      6,741,220
    Transfers between funds and guaranteed interest account,
      net.......................................................       1,442,798        1,022,957         1,636,286      3,693,657
    Transfers for contract benefits and terminations............         (39,255)             (70)       (1,862,501)    (2,024,443)
    Contract maintenance charges................................        (101,424)         (38,702)       (2,384,851)    (2,295,789)
                                                                     -----------       ----------    --------------   ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       1,629,405        1,143,237         2,905,722      6,114,645
                                                                     -----------       ----------    --------------   ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................              --               --          (110,000)            --
                                                                     -----------       ----------    --------------   ------------
Increase (Decrease) in Net Assets...............................       1,546,397        1,223,803       (16,193,162)     4,774,792
Net Assets -- Beginning of Period...............................       1,285,482           61,679        53,050,911     48,276,119
                                                                     -----------       ----------    --------------   ------------
Net Assets -- End of Period.....................................     $ 2,831,879       $1,285,482    $   36,857,749   $ 53,050,911
                                                                     ===========       ==========    ==============   ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              19               27                49             60
  Redeemed......................................................              (5)             (20)              (36)           (42)
                                                                     -----------       ----------    --------------   ------------
  Net Increase (Decrease).......................................              14                7                13             18
                                                                     -----------       ----------    --------------   ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               6               20                16             33
  Redeemed......................................................              (3)             (17)              (16)           (23)
                                                                     -----------       ----------    --------------   ------------
  Net Increase (Decrease).......................................               3                3                --             10
                                                                     -----------       ----------    --------------   ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            EQ/T. Rowe Price
                                                                            Growth Stock (b)
                                                                  ------------------------------------
                                                                         2008               2007
                                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $    (125,362)     $   (48,012)
  Net realized gain (loss) on investments.......................         (289,223)       2,434,727
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (13,525,544)      (3,057,203)
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations.........      (13,940,129)        (670,488)
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        3,233,436        1,852,021
    Transfers between funds and guaranteed interest account,
      net.......................................................          244,974       31,917,664
    Transfers for contract benefits and terminations............       (1,429,849)        (558,218)
    Contract maintenance charges................................       (1,598,077)        (792,835)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................          450,484       32,418,632
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (116,999)         210,066
                                                                    -------------      -----------
Increase (Decrease) in Net Assets...............................      (13,606,644)      31,958,210
Net Assets -- Beginning of Period...............................       32,619,159          660,949
                                                                    -------------      -----------
Net Assets -- End of Period.....................................    $  19,012,515      $32,619,159
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................                4               12
  Redeemed......................................................               (3)              (1)
                                                                    -------------      -----------
  Net Increase (Decrease).......................................                1               11
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               68              337
  Redeemed......................................................              (64)             (34)
                                                                    -------------      -----------
  Net Increase (Decrease).......................................                4              303
                                                                    -------------      -----------


                                                                            EQ/UBS Growth
                                                                              and Income
                                                                  ----------------------------------
                                                                         2008             2007
                                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................   $     41,848       $  29,032
 Net realized gain (loss) on investments.........................       (205,597)         40,889
 Change in unrealized appreciation (depreciation) on
  investments....................................................     (1,861,981)       (256,865)
                                                                    ------------       ---------
 Net increase (decrease) in net assets from operations...........     (2,025,730)       (186,944)
                                                                    ------------       ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................        716,215         643,695
  Transfers between funds and guaranteed interest account,
   net...........................................................        442,793       3,280,566
  Transfers for contract benefits and terminations...............        (97,746)        (42,069)
  Contract maintenance charges...................................       (222,985)       (158,497)
                                                                    ------------       ---------
Net increase (decrease) in net assets from contractowners
 transactions....................................................        838,277       3,723,695
                                                                    ------------       ---------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................             --             (79)
                                                                    ------------       ---------
Increase (Decrease) in Net Assets................................     (1,187,453)      3,536,672
Net Assets -- Beginning of Period................................      4,500,457         963,785
                                                                    ------------       ---------
Net Assets -- End of Period......................................   $  3,313,004       $4,500,457
                                                                    ============       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................             --              --
 Redeemed........................................................             --              --
                                                                    ------------       ----------
 Net Increase (Decrease).........................................             --              --
                                                                    ------------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................             19              38
 Redeemed........................................................             (9)             (4)
                                                                    ------------       ----------
 Net Increase (Decrease).........................................             10              34
                                                                    ------------       ----------



                                                                      EQ/Van Kampen Comstock
                                                                    ----------------------------
                                                                        2008           2007
                                                                    ------------    -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................    $   39,159      $   19,277
 Net realized gain (loss) on investments.........................      (133,012)         35,868
 Change in unrealized appreciation (depreciation) on
  investments....................................................      (664,233)       (127,726)
                                                                     ----------      ----------
 Net increase (decrease) in net assets from operations...........      (758,086)        (72,581)
                                                                     ----------      ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................       559,588         294,339
  Transfers between funds and guaranteed interest account,
   net...........................................................       778,161         909,507
  Transfers for contract benefits and terminations...............       (39,069)           (763)
  Contract maintenance charges...................................      (122,145)        (57,399)
                                                                     ----------      ----------
Net increase (decrease) in net assets from contractowners
 transactions....................................................     1,176,535       1,145,684
                                                                     ----------      ----------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................            --            (295)
                                                                     ----------      ----------
Increase (Decrease) in Net Assets................................       418,449       1,072,808
Net Assets -- Beginning of Period................................     1,176,315         103,507
                                                                     ----------      ----------
Net Assets -- End of Period......................................    $1,594,764      $1,176,315
                                                                     ==========      ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................            15               8
 Redeemed........................................................            (4)             --
                                                                     ----------      ----------
 Net Increase (Decrease).........................................            11               8
                                                                     ----------      ----------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................             5               4
 Redeemed........................................................            (1)             --
                                                                     ----------      ----------
 Net Increase (Decrease).........................................             4               4
                                                                     ----------      ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                             EQ/Van Kampen
                                                                        Emerging Markets Equity
                                                                  ------------------------------------
                                                                         2008              2007
                                                                  ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................  $      (745,957)   $ (1,416,176)
  Net realized gain (loss) on investments.......................       28,414,954     110,094,875
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (253,802,672)      8,013,956
                                                                   ---------------    -----------
  Net increase (decrease) in net assets from operations.........     (226,133,675)    116,692,655
                                                                   --------------     -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       22,786,252      22,926,040
    Transfers between funds and guaranteed interest account,
      net.......................................................      (22,155,110)     14,349,470
    Transfers for contract benefits and terminations............      (14,817,662)    (11,779,317)
    Contract maintenance charges................................      (12,178,299)    (10,755,861)
                                                                   --------------     -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      (26,364,819)     14,740,332
                                                                   --------------     -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (373,000)             --
                                                                   --------------     -----------
Increase (Decrease) in Net Assets...............................     (252,871,494)    131,432,987
Net Assets -- Beginning of Period...............................      409,508,158     278,075,171
                                                                   --------------     -----------
Net Assets -- End of Period.....................................   $  156,636,664    $409,508,158
                                                                   ==============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               18              22
  Redeemed......................................................              (10)             (7)
                                                                   ---------------    -----------
  Net Increase (Decrease).......................................                8              15
                                                                   ---------------    -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              184             311
  Redeemed......................................................             (337)           (284)
                                                                   ---------------    -----------
  Net Increase (Decrease).......................................             (153)             27
                                                                   ---------------    -----------


                                                                            EQ/Van Kampen
                                                                          Mid Cap Growth (e)
                                                                  ----------------------------------
                                                                        2008              2007
                                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)....................................  $      (80,401)    $   37,155
  Net realized gain (loss) on investments.........................      (1,304,485)       669,131
  Change in unrealized appreciation (depreciation) on
    investments....................................................      (9,404,040)      (413,886)
                                                                   --------------     ----------
  Net increase (decrease) in net assets from operations...........     (10,788,926)       292,400
                                                                   --------------     ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners..........................       2,586,628      1,125,815
    Transfers between funds and guaranteed interest account,
      net...........................................................       7,116,965     14,783,772
    Transfers for contract benefits and terminations...............        (331,348)       (81,520)
    Contract maintenance charges...................................        (972,422)      (183,635)
                                                                   --------------     ----------
Net increase (decrease) in net assets from contractowners
  transactions....................................................       8,399,823     15,644,432
                                                                   --------------     ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP.............................................              --            (31)
                                                                   --------------     ----------
Increase (Decrease) in Net Assets................................      (2,389,103)    15,936,801
Net Assets -- Beginning of Period................................      16,026,917         90,116
                                                                   --------------     ----------
Net Assets -- End of Period......................................  $   13,637,814     $16,026,917
                                                                   ==============     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................             104            120
  Redeemed........................................................             (50)           (10)
                                                                   --------------     -----------
  Net Increase (Decrease).........................................              54            110
                                                                   --------------     -----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................              40             30
  Redeemed........................................................             (10)              (3)
                                                                   --------------     -------------
  Net Increase (Decrease).........................................              30             27
                                                                   --------------     ------------


                                                                    EQ/Van Kampen
                                                                   Real Estate (h)
                                                                         (j)
                                                                  ------------------- -----------------
                                                                         2008                2007
                                                                  ------------------  -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $   1,552,216       $   642,956
  Net realized gain (loss) on investments.......................       (8,593,354)        1,725,539
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (22,980,129)       (9,635,499)
                                                                    -------------       -----------
  Net increase (decrease) in net assets from operations.........      (30,021,267)       (7,267,004)
                                                                    -------------       -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        7,243,537         3,396,370
    Transfers between funds and guaranteed interest account,
      net.......................................................       (2,022,739)       83,772,432
    Transfers for contract benefits and terminations............       (2,850,230)       (1,033,001)
    Contract maintenance charges................................       (3,715,293)       (1,514,743)
                                                                    -------------       -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (1,344,725)       84,621,058
                                                                    -------------       -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................         (106,037)           68,232
                                                                    -------------       -----------
Increase (Decrease) in Net Assets...............................      (31,472,029)       77,422,286
Net Assets -- Beginning of Period...............................       77,422,286                --
                                                                    -------------       -----------
Net Assets -- End of Period.....................................    $  45,950,257       $77,422,286
                                                                    =============       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              295             1,105
  Redeemed......................................................             (336)             (199)
                                                                    -------------       -----------
  Net Increase (Decrease).......................................              (41)              906
                                                                    -------------       -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               19                22
  Redeemed......................................................               (3)               (2)
                                                                    -------------    --------------
  Net Increase (Decrease).......................................               16                20
                                                                    -------------     -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                           Fidelity VIP
                                                                      Asset Manager: Growth
                                                                  ------------------------------
                                                                        2008           2007
                                                                  --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $     106,346    $  129,936
  Net realized gain (loss) on investments.......................         (66,825)      135,486
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (2,744,180)      324,882
                                                                   -------------    ----------
  Net increase (decrease) in net assets from operations.........      (2,704,659)      590,304
                                                                   -------------    ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................         132,315       174,608
    Transfers between funds and guaranteed interest account,
      net.......................................................       2,432,142     1,221,896
    Transfers for contract benefits and terminations............         (71,925)      (15,481)
    Contract maintenance charges................................        (138,045)      (75,076)
                                                                   -------------    ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       2,354,487     1,305,947
                                                                   -------------    ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             421            79
                                                                   -------------    ----------
Increase (Decrease) in Net Assets...............................        (349,751)    1,896,330
Net Assets -- Beginning of Period...............................       4,820,025     2,923,695
                                                                   -------------    ----------
Net Assets -- End of Period.....................................   $   4,470,274    $4,820,025
                                                                   =============    ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              --            --
  Redeemed......................................................              --            --
                                                                   -------------    ----------
  Net Increase (Decrease).......................................              --            --
                                                                   -------------    ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              31            18
  Redeemed......................................................             (18)          (10)
                                                                   -------------    ----------
  Net Increase (Decrease).......................................              13             8
                                                                   -------------    ----------


                                                                             Fidelity VIP
                                                                              Contrafund
                                                                  ----------------------------------
                                                                         2008              2007
                                                                  ------------------ ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................   $     304,747     $    765,505
 Net realized gain (loss) on investments.........................      (7,441,451)      12,414,720
 Change in unrealized appreciation (depreciation) on
  investments....................................................     (13,201,509)      (6,926,004)
                                                                    -------------     ------------
 Net increase (decrease) in net assets from operations...........     (20,338,213)       6,254,221
                                                                    -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................         811,151          973,522
  Transfers between funds and guaranteed interest account,
   net...........................................................       2,025,624        3,541,126
  Transfers for contract benefits and terminations...............      (1,940,325)        (303,544)
  Contract maintenance charges...................................        (948,222)        (848,263)
                                                                    -------------     ------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................         (51,772)       3,362,841
                                                                    -------------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................              --               --
                                                                    -------------     ------------
Increase (Decrease) in Net Assets................................     (20,389,985)       9,617,062
Net Assets -- Beginning of Period................................      46,556,266       36,939,204
                                                                    -------------     ------------
Net Assets -- End of Period......................................   $  26,166,281     $ 46,556,266
                                                                    =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................              --               --
 Redeemed........................................................              --               --
                                                                    -------------     ------------
 Net Increase (Decrease).........................................              --               --
                                                                    -------------     ------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................              91               66
 Redeemed........................................................             (95)             (51)
                                                                    -------------     ------------
 Net Increase (Decrease).........................................                (4)            15
                                                                    ----------------  ------------



                                                                    Fidelity VIP
                                                                    Equity-Income
                                                                   ----------------------------------
                                                                          2008             2007
                                                                   ----------------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................................    $    155,724     $    179,111
 Net realized gain (loss) on investments.........................      (1,089,523)       1,131,653
 Change in unrealized appreciation (depreciation) on
  investments....................................................      (2,546,871)      (1,183,913)
                                                                     ------------     ------------
 Net increase (decrease) in net assets from operations...........      (3,480,670)         126,851
                                                                     ------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........................         206,941          261,386
  Transfers between funds and guaranteed interest account,
   net...........................................................      (1,228,277)        (871,652)
  Transfers for contract benefits and terminations...............        (157,276)         (16,815)
  Contract maintenance charges...................................        (184,740)        (254,779)
                                                                     ------------     ------------
Net increase (decrease) in net assets from contractowners
 transactions....................................................      (1,363,352)        (881,860)
                                                                     ------------     ------------
Net increase (decrease) in amount retained by AXA Equitable in
 Separate Account FP.............................................              --               --
                                                                     ------------     ------------
Increase (Decrease) in Net Assets................................      (4,844,022)        (755,009)
Net Assets -- Beginning of Period................................       9,359,161       10,114,170
                                                                     ------------     ------------
Net Assets -- End of Period......................................    $  4,515,139     $  9,359,161
                                                                     ============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued..........................................................              --               --
 Redeemed........................................................              --               --
                                                                     ------------     ------------
 Net Increase (Decrease).........................................              --               --
                                                                     ------------     ------------
Unit Activity 0.00% to 0.90% Class B
 Issued..........................................................              14               20
 Redeemed........................................................             (21)             (25)
                                                                     ------------     ------------
 Net Increase (Decrease).........................................                (7)              (5)
                                                                     ---------------  ---------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            Fidelity VIP
                                                                          Growth & Income
                                                                  --------------------------------
                                                                        2008            2007
                                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $      43,019     $  187,083
  Net realized gain (loss) on investments.......................        (134,222)       142,738
  Change in unrealized appreciation (depreciation) on
   investments..................................................      (2,012,846)       109,658
                                                                   -------------     ----------
  Net increase (decrease) in net assets from operations.........      (2,104,049)       439,479
                                                                   -------------     ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................         193,618        133,930
    Transfers between funds and guaranteed interest account,
      net.......................................................         741,455        333,758
    Transfers for contract benefits and terminations............        (115,297)          (450)
    Contract maintenance charges................................         (94,657)       (89,151)
                                                                   -------------     ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................         725,119        378,087
                                                                   -------------     ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................              --             --
                                                                   -------------     ----------
Increase (Decrease) in Net Assets...............................      (1,378,930)       817,566
Net Assets -- Beginning of Period...............................       4,306,029      3,488,463
                                                                   -------------     ----------
Net Assets -- End of Period.....................................   $   2,927,099     $4,306,029
                                                                   =============     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              --             --
  Redeemed......................................................              --             --
                                                                   -------------     ----------
  Net Increase (Decrease).......................................              --             --
                                                                   -------------     ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              20             11
  Redeemed......................................................             (16)            (8)
                                                                   -------------     ----------
  Net Increase (Decrease).......................................               4             3
                                                                   -------------     ----------


                                                                            Fidelity VIP                    Fidelity VIP
                                                                             High Income                Investment Grade Bond
                                                                  --------------------------------- -----------------------------
                                                                         2008             2007            2008           2007
                                                                  ----------------- --------------- --------------- -------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $    734,589     $     805,418   $     389,350   $  349,327
  Net realized gain (loss) on investments.......................        (969,736)          187,298        (263,378)      (1,057)
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (2,022,122)         (659,517)       (519,742)      35,759
                                                                    ------------     -------------   -------------   ----------
  Net increase (decrease) in net assets from operations.........      (2,257,269)          333,199        (393,770)     384,029
                                                                    ------------     -------------   -------------   ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       3,336,572         5,677,739         579,016      385,344
    Transfers between funds and guaranteed interest account,
      net.......................................................      (3,743,163)       (4,738,164)       (664,417)   1,093,529
    Transfers for contract benefits and terminations............        (267,434)           (6,070)       (920,582)     (80,796)
    Contract maintenance charges................................        (177,997)         (215,516)       (213,609)    (188,615)
                                                                    ------------     -------------   -------------   ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................        (852,022)          717,989      (1,219,592)   1,209,462
                                                                    ------------     -------------   -------------   ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................              --               430              --           --
                                                                    ------------     -------------   -------------   ----------
Increase (Decrease) in Net Assets...............................      (3,109,291)        1,051,618      (1,613,362)   1,593,491
Net Assets -- Beginning of Period...............................       9,672,865         8,621,247       9,953,518    8,360,027
                                                                    ------------     -------------   -------------   ----------
Net Assets -- End of Period.....................................    $  6,563,574     $   9,672,865   $   8,340,156   $9,953,518
                                                                    ============     =============   =============   ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              --                --              --           --
  Redeemed......................................................              --                --              --           --
                                                                    ------------     -------------   -------------   ----------
  Net Increase (Decrease).......................................              --                --              --           --
                                                                    ------------     -------------   -------------   ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              41                79              38           53
  Redeemed......................................................             (47)              (74)            (49)         (43)
                                                                    ------------     -------------   -------------   ----------
  Net Increase (Decrease).......................................                (6)              5             (11)          10
                                                                    ---------------  -------------   -------------   ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            Fidelity VIP
                                                                              Mid Cap
                                                                  --------------------------------
                                                                        2008             2007
                                                                  ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................  $       78,125    $ 3,183,108
  Net realized gain (loss) on investments........................       1,525,077        979,981
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (17,135,962)       721,494
                                                                   --------------    -----------
  Net increase (decrease) in net assets from operations..........     (15,532,760)     4,884,583
                                                                   --------------    -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................         643,727        761,765
    Transfers between funds and guaranteed interest account,
      net........................................................        (688,436)     2,645,193
    Transfers for contract benefits and terminations.............      (1,702,883)       (38,040)
    Contract maintenance charges.................................        (826,324)      (815,255)
                                                                   --------------    -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (2,573,916)     2,553,663
                                                                   --------------    -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................              --           (159)
                                                                   --------------    -----------
Increase (Decrease) in Net Assets................................     (18,106,676)     7,438,087
Net Assets -- Beginning of Period................................      40,385,847     32,947,760
                                                                   --------------    -----------
Net Assets -- End of Period......................................  $   22,279,171    $40,385,847
                                                                   ==============    ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              --             --
  Redeemed.......................................................              --             --
                                                                   --------------    -----------
  Net Increase (Decrease)........................................              --             --
                                                                   --------------    -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              41             46
  Redeemed.......................................................             (54)           (37)
                                                                   --------------    -----------
  Net Increase (Decrease)........................................             (13)             9
                                                                   --------------    -----------


                                                                                                            Fidelity VIP
                                                                         Fidelity VIP Value               Value Strategies
                                                                  --------------------------------- -----------------------------
                                                                         2008             2007            2008           2007
                                                                  ----------------- --------------- --------------- -------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     31,248     $     297,111   $      24,672   $  558,391
  Net realized gain (loss) on investments........................       (767,921)          615,200      (1,150,133)     124,053
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (2,116,710)       (1,007,984)     (2,135,183)    (803,480)
                                                                    ------------     -------------   -------------   ----------
  Net increase (decrease) in net assets from operations..........     (2,853,383)          (95,673)     (3,260,644)    (121,036)
                                                                    ------------     -------------   -------------   ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................         85,611           209,175         136,110      179,484
    Transfers between funds and guaranteed interest account,
      net........................................................       (921,416)        2,659,769      (2,115,516)   4,397,043
    Transfers for contract benefits and terminations.............       (136,306)           (6,158)       (291,583)      (2,786)
    Contract maintenance charges.................................       (138,032)         (161,813)       (130,495)    (202,938)
                                                                    ------------     -------------   -------------   ----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................     (1,110,143)        2,700,973      (2,401,484)   4,370,803
                                                                    ------------     -------------   -------------   ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................          3,149             1,850              --          104
                                                                    ------------     -------------   -------------   ----------
Increase (Decrease) in Net Assets................................     (3,960,377)        2,607,150      (5,662,128)   4,249,871
Net Assets -- Beginning of Period................................      6,930,103         4,322,953       8,359,216    4,109,345
                                                                    ------------     -------------   -------------   ----------
Net Assets -- End of Period......................................   $  2,969,726     $   6,930,103   $   2,697,088   $8,359,216
                                                                    ============     =============   =============   ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued..........................................................            --                --              --           --
  Redeemed........................................................            --                --              --           --
                                                                    ------------     -------------   -------------   ----------
  Net Increase (Decrease).........................................            --                --              --           --
                                                                    ------------     -------------   -------------   ----------
Unit Activity 0.00% to 0.90% Class B
  Issued..........................................................            11                38              10           49
  Redeemed........................................................           (19)              (23)            (23)         (31)
                                                                    ------------     -------------   -------------   ----------
  Net Increase (Decrease).........................................            (8)               15             (13)          18
                                                                    ------------     -------------   -------------   ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                               Multimanager
                                                                            Aggressive Equity
                                                                  --------------------------------------
                                                                          2008               2007
                                                                  ------------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     (292,662)     $ (2,534,196)
  Net realized gain (loss) on investments.......................           997,032        10,854,636
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (239,906,457)       47,430,399
                                                                    --------------      ------------
  Net increase (decrease) in net assets from operations.........      (239,202,087)       55,750,839
                                                                    --------------      ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        37,898,155        44,955,683
    Transfers between funds and guaranteed interest account,
      net.......................................................       (19,361,895)      (26,694,685)
    Transfers for contract benefits and terminations............       (23,645,519)      (29,628,414)
    Contract maintenance charges................................       (31,474,886)      (33,136,318)
                                                                    --------------      ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (36,584,145)      (44,503,734)
                                                                    --------------      ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................           (74,000)              578
                                                                    --------------      ------------
Increase (Decrease) in Net Assets...............................      (275,860,232)       11,247,683
Net Assets -- Beginning of Period...............................       535,302,450       524,054,767
                                                                    --------------      ------------
Net Assets -- End of Period.....................................    $  259,442,218      $535,302,450
                                                                    ==============      ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................                25                33
  Redeemed......................................................              (105)             (123)
                                                                    --------------      ------------
  Net Increase (Decrease).......................................               (80)              (90)
                                                                    --------------      ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................                12                13
  Redeemed......................................................               (20)              (16)
                                                                    --------------      ------------
  Net Increase (Decrease).......................................                (8)               (3)
                                                                    --------------      ------------


                                                                      Multimanager Core Bond
                                                                  -------------------------------
                                                                       2008            2007
                                                                  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $  3,744,858    $  2,879,959
  Net realized gain (loss) on investments.......................      2,040,252        (226,900)
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (4,086,962)      1,768,997
                                                                   ------------    ------------
  Net increase (decrease) in net assets from operations.........      1,698,148       4,422,056
                                                                   ------------    ------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................      8,468,219      10,154,342
    Transfers between funds and guaranteed interest account,
      net.......................................................      5,096,263      (3,764,217)
    Transfers for contract benefits and terminations............     (5,257,342)     (2,181,227)
    Contract maintenance charges................................     (4,921,082)     (4,597,821)
                                                                   ------------    ------------
Net increase (decrease) in net assets from contractowners
  transactions..................................................      3,386,058        (388,923)
                                                                   ------------    ------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             --              --
                                                                   ------------    ------------
Increase (Decrease) in Net Assets...............................      5,084,206       4,033,133
Net Assets -- Beginning of Period...............................     77,916,256      73,883,123
                                                                   ------------    ------------
Net Assets -- End of Period.....................................   $ 83,000,462    $ 77,916,256
                                                                   ============    ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................             24              38
  Redeemed......................................................            (19)            (17)
                                                                   ------------    ------------
  Net Increase (Decrease).......................................              5              21
                                                                   ------------    ------------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................            140              79
  Redeemed......................................................           (120)           (102)
                                                                   ------------    ------------
  Net Increase (Decrease).......................................             20             (23)
                                                                   ------------    ------------


                                                                       Multimanager Health Care
                                                                  ----------------------------------
                                                                         2008              2007
                                                                  ---------------   ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $    (98,633)      $  (116,938)
  Net realized gain (loss) on investments.......................       (699,857)        3,116,343
  Change in unrealized appreciation (depreciation) on
    investments.................................................     (8,120,546)         (476,716)
                                                                   ------------       -----------
  Net increase (decrease) in net assets from operations.........     (8,919,036)        2,522,689
                                                                   ------------       -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................      3,130,360         3,623,574
    Transfers between funds and guaranteed interest account,
      net.......................................................       (395,198)       (1,278,442)
    Transfers for contract benefits and terminations............     (1,080,829)         (575,505)
    Contract maintenance charges................................     (1,567,862)       (1,479,330)
                                                                   ------------       -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................         86,471           290,297
                                                                   ------------       -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             --                --
                                                                   ------------       -----------
Increase (Decrease) in Net Assets...............................     (8,832,565)        2,812,986
Net Assets -- Beginning of Period...............................     32,420,775        29,607,789
                                                                   ------------       -----------
Net Assets -- End of Period.....................................   $ 23,588,210       $32,420,775
                                                                   ============       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................             11                 9
  Redeemed......................................................             (7)               (5)
                                                                   ------------       -----------
  Net Increase (Decrease).......................................              4                 4
                                                                   ------------       -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             58                50
  Redeemed......................................................            (63)              (54)
                                                                   ------------       -----------
  Net Increase (Decrease).......................................             (5)               (4)
                                                                   ------------       -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                            Multimanager
                                                                             High Yield
                                                                  ---------------------------------
                                                                        2008             2007
                                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................  $  15,571,685    $  14,147,164
  Net realized gain (loss) on investments........................     (8,011,463)        (886,970)
  Change in unrealized appreciation (depreciation) on
    investments..................................................    (51,057,039)      (7,338,297)
                                                                   -------------    -------------
  Net increase (decrease) in net assets from operations..........    (43,496,817)       5,921,897
                                                                   -------------    -------------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................     29,622,108       24,441,919
    Transfers between funds and guaranteed interest account,
      net........................................................    (24,525,460)     (38,160,841)
    Transfers for contract benefits and terminations.............     (8,814,127)      (9,093,439)
    Contract maintenance charges.................................    (10,748,971)     (10,911,249)
                                                                   -------------    -------------
Net increase (decrease) in net assets from contractowners
  transactions...................................................    (14,466,450)     (33,723,610)
                                                                   -------------    -------------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................       (215,000)          (4,998)
                                                                   -------------    -------------
Increase (Decrease) in Net Assets................................    (58,178,267)     (27,806,712)
Net Assets -- Beginning of Period................................    191,835,332      219,642,044
                                                                   -------------    -------------
Net Assets -- End of Period......................................  $ 133,657,065    $ 191,835,332
                                                                   =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................            207              288
  Redeemed.......................................................           (241)            (390)
                                                                   -------------    -------------
  Net Increase (Decrease)........................................            (34)            (102)
                                                                   -------------    -------------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................             25               68
  Redeemed.......................................................            (60)             (58)
                                                                   -------------    -------------
  Net Increase (Decrease)........................................            (35)              10
                                                                   -------------    -------------



                                                                              Multimanager
                                                                          International Equity
                                                                   ----------------------------------
                                                                         2008               2007
                                                                   ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     789,609      $   257,504
  Net realized gain (loss) on investments........................       1,869,820        8,258,506
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (42,486,141)         196,381
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations..........     (39,826,712)       8,712,391
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       6,915,056        8,862,686
    Transfers between funds and guaranteed interest account,
      net........................................................      (1,439,723)       2,659,881
    Transfers for contract benefits and terminations.............      (2,853,837)      (1,549,160)
    Contract maintenance charges.................................      (3,406,563)      (3,244,023)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................        (785,067)       6,729,384
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................         (50,000)             (10)
                                                                    -------------      -----------
Increase (Decrease) in Net Assets................................     (40,661,779)      15,441,765
Net Assets -- Beginning of Period................................      84,637,339       69,195,574
                                                                    -------------      -----------
Net Assets -- End of Period......................................   $  43,975,560      $84,637,339
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              14               15
  Redeemed.......................................................              (9)              (4)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................               5               11
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              59               71
  Redeemed.......................................................             (72)             (54)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................             (13)              17
                                                                    -------------      -----------


                                                                            Multimanager
                                                                        Large Cap Core Equity
                                                                  ---------------------------------
                                                                         2008            2007
                                                                  ----------------  ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     25,225      $   21,318
  Net realized gain (loss) on investments.......................        (365,155)        946,604
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (3,422,875)       (621,299)
                                                                    ------------      ----------
  Net increase (decrease) in net assets from operations.........      (3,762,805)        346,623
                                                                    ------------      ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       1,107,772       1,383,569
    Transfers between funds and guaranteed interest account,
      net.......................................................        (640,962)      1,289,967
    Transfers for contract benefits and terminations............        (209,650)       (264,351)
    Contract maintenance charges................................        (579,473)       (542,630)
                                                                    ------------      ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................        (322,313)      1,866,555
                                                                    ------------      ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................              --              --
                                                                    ------------      ----------
Increase (Decrease) in Net Assets...............................      (4,085,118)      2,213,178
Net Assets -- Beginning of Period...............................       9,749,045       7,535,867
                                                                    ------------      ----------
Net Assets -- End of Period.....................................    $  5,663,927      $9,749,045
                                                                    ============      ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               4               5
  Redeemed......................................................              (3)             (4)
                                                                    ------------      ----------
  Net Increase (Decrease).......................................               1               1
                                                                    ------------      ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              14              19
  Redeemed......................................................             (19)             (7)
                                                                    ------------      ----------
  Net Increase (Decrease).......................................              (5)             12
                                                                    ------------      ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              Multimanager
                                                                            Large Cap Growth
                                                                  ------------------------------------
                                                                         2008               2007
                                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     (53,008)     $   (64,899)
  Net realized gain (loss) on investments........................      (1,299,759)       3,045,648
  Change in unrealized appreciation (depreciation) on
    investments..................................................      (8,366,392)        (939,710)
                                                                    -------------      -----------
 Net increase (decrease) in net assets from operations...........      (9,719,159)       2,041,039
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       2,638,221        3,573,176
    Transfers between funds and guaranteed interest account,
      net........................................................      (1,076,940)        (339,459)
    Transfers for contract benefits and terminations.............        (688,965)        (635,018)
    Contract maintenance charges.................................      (1,313,602)      (1,265,398)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................        (441,286)       1,333,301
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................              --               --
                                                                    -------------      -----------
Increase (Decrease) in Net Assets................................     (10,160,445)       3,374,340
Net Assets -- Beginning of Period................................      21,983,185       18,608,845
                                                                    -------------      -----------
Net Assets -- End of Period......................................   $  11,822,740      $21,983,185
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              12                9
  Redeemed.......................................................             (10)              (2)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................               2                7
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              39               42
  Redeemed.......................................................             (45)             (40)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................              (6)             2
                                                                    -------------      -----------


                                                                              Multimanager
                                                                            Large Cap Value
                                                                   -----------------------------------
                                                                         2008               2007
                                                                   ----------------   ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $     440,081      $   323,452
  Net realized gain (loss) on investments........................      (1,600,662)       5,792,421
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (16,503,698)      (5,021,038)
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations..........     (17,664,279)       1,094,835
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       4,902,279        5,523,510
    Transfers between funds and guaranteed interest account,
      net........................................................       3,943,830        3,206,392
    Transfers for contract benefits and terminations.............      (1,634,028)      (1,349,944)
    Contract maintenance charges.................................      (2,112,723)      (1,915,309)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................       5,099,358        5,464,649
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................          (9,000)              --
                                                                    -------------      -----------
Increase (Decrease) in Net Assets................................     (12,573,921)       6,559,484
Net Assets -- Beginning of Period................................      42,997,647       36,438,163
                                                                    -------------      -----------
Net Assets -- End of Period......................................   $  30,423,726      $42,997,647
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              16               18
  Redeemed.......................................................              (9)              (3)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................               7               15
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              75               71
  Redeemed.......................................................             (48)             (55)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................              27               16
                                                                    -------------      -----------


                                                                               Multimanager
                                                                              Mid Cap Growth
                                                                  -------------------------------------
                                                                         2008                2007
                                                                   ----------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (111,559)      $  (146,003)
  Net realized gain (loss) on investments........................      (1,803,825)        4,102,911
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (13,570,205)          (81,060)
                                                                    -------------       -----------
  Net increase (decrease) in net assets from operations..........     (15,485,589)        3,875,848
                                                                    -------------       -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       3,561,879         4,322,114
    Transfers between funds and guaranteed interest account,
      net........................................................      (1,656,143)       (1,631,001)
    Transfers for contract benefits and terminations.............      (1,063,609)         (989,996)
    Contract maintenance charges.................................      (2,181,375)       (2,284,571)
                                                                    -------------       -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (1,339,248)         (583,454)
                                                                    -------------       -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................         (14,000)               --
                                                                    -------------       -----------
Increase (Decrease) in Net Assets................................     (16,838,837)        3,292,394
Net Assets -- Beginning of Period................................      36,408,713        33,116,319
                                                                    -------------       -----------
Net Assets -- End of Period......................................   $  19,569,876       $36,408,713
                                                                    =============       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................               6                 8
  Redeemed.......................................................              (6)               (8)
                                                                    -------------       -----------
  Net Increase (Decrease)........................................              --                --
                                                                    -------------       -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              48                49
  Redeemed.......................................................             (62)              (56)
                                                                    -------------       -----------
  Net Increase (Decrease)........................................             (14)               (7)
                                                                    -------------       -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              Multimanager
                                                                             Mid Cap Value
                                                                   ----------------------------------
                                                                         2008               2007
                                                                   ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $      55,713      $  (267,613)
  Net realized gain (loss) on investments........................      (4,688,232)       5,796,560
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (16,939,226)      (5,621,764)
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations..........     (21,571,745)         (92,817)
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       5,217,954        6,352,495
    Transfers between funds and guaranteed interest account,
      net........................................................      (2,077,731)      (3,711,483)
    Transfers for contract benefits and terminations.............      (3,130,608)      (1,830,608)
    Contract maintenance charges.................................      (2,649,325)      (2,854,131)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (2,639,710)      (2,043,727)
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................         (99,000)              --
                                                                    -------------      -----------
Increase (Decrease) in Net Assets................................     (24,310,455)      (2,136,544)
Net Assets -- Beginning of Period................................      61,893,523       64,030,067
                                                                    -------------      -----------
Net Assets -- End of Period......................................   $  37,583,068      $61,893,523
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
   Issued........................................................              14               10
   Redeemed......................................................              (7)             (11)
                                                                    -------------      -----------
   Net Increase (Decrease).......................................               7               (1)
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
   Issued........................................................              70               89
   Redeemed......................................................            (101)            (101)
                                                                    -------------      -----------
   Net Increase (Decrease).......................................             (31)             (12)
                                                                    -------------      -----------


                                                                            Multimanager
                                                                        Small Cap Growth (c)
                                                                  --------------------------------
                                                                        2008            2007
                                                                  ---------------  ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     (5,026)    $   (1,672)
  Net realized gain (loss) on investments.......................        (444,028)       498,020
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (1,836,092)      (489,445)
                                                                   -------------     ----------
  Net increase (decrease) in net assets from operations.........      (2,285,146)         6,903
                                                                   -------------     ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................       1,393,219      1,552,148
    Transfers between funds and guaranteed interest account,
      net.......................................................         315,988        867,709
    Transfers for contract benefits and terminations............         (83,490)       (51,526)
    Contract maintenance charges................................        (419,764)      (348,443)
                                                                   -------------     ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       1,205,953      2,019,888
                                                                   -------------     ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................          (4,348)        (3,063)
                                                                   -------------     ----------
Increase (Decrease) in Net Assets...............................      (1,083,541)     2,023,728
Net Assets -- Beginning of Period...............................       4,611,143      2,587,415
                                                                   -------------     ----------
Net Assets -- End of Period.....................................   $   3,527,602     $4,611,143
                                                                   =============     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................              --             --
  Redeemed......................................................              --             --
                                                                   -------------     ----------
  Net Increase (Decrease).......................................              --             --
                                                                   -------------     ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              27             23
  Redeemed......................................................             (14)            (7)
                                                                   -------------     ----------
  Net Increase (Decrease).......................................              13             16
                                                                   -------------     ----------


                                                                             Multimanager
                                                                           Small Cap Value
                                                                  ------------------ -----------------
                                                                         2008               2007
                                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................    $     (27,144)     $   (21,182)
  Net realized gain (loss) on investments.......................       (3,278,679)       4,017,183
  Change in unrealized appreciation (depreciation) on
    investments.................................................      (12,014,427)      (9,042,331)
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations.........      (15,320,250)      (5,046,330)
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        5,066,996        6,932,951
    Transfers between funds and guaranteed interest account,
      net.......................................................       (4,787,815)      (3,442,375)
    Transfers for contract benefits and terminations............       (1,659,609)      (2,231,222)
    Contract maintenance charges................................       (2,320,371)      (2,564,811)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       (3,700,799)      (1,305,457)
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................          (89,002)             (21)
                                                                    -------------      -----------
Increase (Decrease) in Net Assets...............................      (19,110,051)      (6,351,808)
Net Assets -- Beginning of Period...............................       43,303,952       49,655,760
                                                                    -------------      -----------
Net Assets -- End of Period.....................................    $  24,193,901      $43,303,952
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................                9               13
  Redeemed......................................................              (10)              (6)
                                                                    -------------      -----------
  Net Increase (Decrease).......................................               (1)               7
                                                                    ----------------   -----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................               15               31
  Redeemed......................................................              (36)             (45)
                                                                    ---------------    -----------
  Net Increase (Decrease).......................................              (21)             (14)
                                                                    ---------------    -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                              Multimanager
                                                                               Technology
                                                                  ------------------------------------
                                                                         2008               2007
                                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)...................................   $    (318,846)     $  (380,488)
  Net realized gain (loss) on investments........................       1,302,040        4,948,261
  Change in unrealized appreciation (depreciation) on
    investments..................................................     (45,032,927)       8,130,609
                                                                    -------------      -----------
  Net increase (decrease) in net assets from operations..........     (44,049,733)      12,698,382
                                                                    -------------      -----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners........................       8,386,016        8,866,093
    Transfers between funds and guaranteed interest account,
      net........................................................      (2,605,160)       4,270,389
    Transfers for contract benefits and terminations.............      (3,095,651)      (3,158,250)
    Contract maintenance charges.................................      (4,502,608)      (4,319,223)
                                                                    -------------      -----------
Net increase (decrease) in net assets from contractowners
  transactions...................................................      (1,817,403)       5,659,009
                                                                    -------------      -----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP............................................        (249,000)              --
                                                                    -------------      -----------
Increase (Decrease) in Net Assets................................     (46,116,136)      18,357,391
Net Assets -- Beginning of Period................................      93,672,802       75,315,411
                                                                    -------------      -----------
Net Assets -- End of Period......................................   $  47,556,666      $93,672,802
                                                                    =============      ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued.........................................................              11               12
  Redeemed.......................................................              (7)              (5)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................               4                7
                                                                    -------------      -----------
Unit Activity 0.00% to 0.90% Class B
  Issued.........................................................              79              155
  Redeemed.......................................................            (114)            (143)
                                                                    -------------      -----------
  Net Increase (Decrease)........................................             (35)              12
                                                                    -------------      -----------


                                                                       Natural        Target 2015
                                                                    Resources (k)   Allocation (k)
                                                                  ---------------- ----------------
                                                                        2008             2008
                                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................   $       24,460     $  33,450
  Net realized gain (loss) on investments.......................       (2,825,057)      (26,966)
  Change in unrealized appreciation (depreciation) on
    investments.................................................       (9,626,203)      (55,945)
                                                                   --------------     ---------
  Net increase (decrease) in net assets from operations.........      (12,426,800)      (49,461)
                                                                   --------------     ---------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................        7,360,633        49,485
    Transfers between funds and guaranteed interest account,
      net.......................................................       16,649,535       881,094
    Transfers for contract benefits and terminations............               --            --
    Contract maintenance charges................................         (165,163)       (3,275)
                                                                   --------------     ---------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       23,845,005       927,304
                                                                   --------------     ---------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................               --            --
                                                                   --------------     ---------
Increase (Decrease) in Net Assets...............................       11,418,205       877,843
Net Assets -- Beginning of Period...............................               --            --
                                                                   --------------     ---------
Net Assets -- End of Period.....................................   $   11,418,205     $ 877,843
                                                                   ==============     =========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................               --            --
  Redeemed......................................................               --            --
                                                                   --------------     ---------
  Net Increase (Decrease).......................................               --            --
                                                                   --------------     ---------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................              346            13
  Redeemed......................................................              (91)           (2)
                                                                   --------------     ---------
  Net Increase (Decrease).......................................              255            11
                                                                   --------------     ---------


                                                                             Target 2035
                                                                            Allocation (k)
                                                                  --------------------------------
                                                                        2008             2008
                                                                  ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................      $ 22,685       $    3,119
  Net realized gain (loss) on investments.......................         2,368              722
  Change in unrealized appreciation (depreciation) on
    investments.................................................           480          (16,517)
                                                                      --------       ----------
  Net increase (decrease) in net assets from operations.........        25,533          (12,676)
                                                                      --------       ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................           713               --
    Transfers between funds and guaranteed interest account,
      net.......................................................       633,977          109,900
    Transfers for contract benefits and terminations............            --               --
    Contract maintenance charges................................        (2,070)            (634)
                                                                      --------       ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................       632,620          109,266
                                                                      --------       ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................            --               --
                                                                      --------       ----------
Increase (Decrease) in Net Assets...............................       658,153           96,590
Net Assets -- Beginning of Period...............................            --               --
                                                                      --------       ----------
Net Assets -- End of Period.....................................      $658,153       $   96,590
                                                                      ========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................            --               --
  Redeemed......................................................            --               --
                                                                      --------       ----------
  Net Increase (Decrease).......................................            --               --
                                                                      --------       ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             9                1
  Redeemed......................................................            --               --
                                                                      --------       ----------
  Net Increase (Decrease).......................................             9                1
                                                                      --------       ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                       Target 2045                Vanguard VIF
                                                                     Allocation (k)               Equity Index
                                                                    ----------------   ----------------------------------
                                                                          2008               2008              2007
                                                                    ----------------   ---------------   ----------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income (loss)..................................         $   --         $    258,917        $   40,351
  Net realized gain (loss) on investments.......................             --             (207,953)          250,472
  Change in unrealized appreciation (depreciation) on
    investments.................................................             --           (2,355,208)          (87,065)
                                                                         ------         ------------        ----------
  Net increase (decrease) in net assets from operations.........             --           (2,304,244)          203,758
                                                                         ------         ------------        ----------
Contractowners Transactions:
  Contributions and Transfers:
    Payments received from contractowners.......................          8,099            1,627,754         1,569,629
    Transfers between funds and guaranteed interest account,
      net.......................................................             --             (124,368)          (16,851)
    Transfers for contract benefits and terminations............             --              (76,729)          (68,557)
    Contract maintenance charges................................             --             (494,378)         (466,989)
                                                                         ------         ------------        ----------
Net increase (decrease) in net assets from contractowners
  transactions..................................................          8,099              932,279         1,017,232
                                                                         ------         ------------        ----------
Net increase (decrease) in amount retained by AXA Equitable in
  Separate Account FP...........................................             --              (29,999)               67
                                                                         ------         ------------        ----------
Increase (Decrease) in Net Assets...............................          8,099           (1,401,964)        1,221,057
Net Assets -- Beginning of Period...............................             --            5,512,660         4,291,603
                                                                         ------         ------------        ----------
Net Assets -- End of Period.....................................         $8,099         $  4,110,696        $5,512,660
                                                                         ======         ============        ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
  Issued........................................................             --                   18                13
  Redeemed......................................................             --                  (10)               (6)
                                                                         ------         ------------        ----------
  Net Increase (Decrease).......................................             --                    8                 7
                                                                         ------         ------------        ----------
Unit Activity 0.00% to 0.90% Class B
  Issued........................................................             --                   --                --
  Redeemed......................................................             --                   --                --
                                                                         ------         ------------        ----------
  Net Increase (Decrease).......................................             --                   --                --
                                                                         ------         ------------        ----------

-------
(a) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(b) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(c) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(d) A substitution of EQ/Large Cap Value PLUS was made for Davis Value on August 17, 2007.
(e) A substitution of EQ/Van Kampen Mid Cap Growth was made for MFS Mid Cap Growth on August 17, 2007.
(f) A substitution of EQ/Lord Abbett Mid Cap Value was made for OpCap Renaissance on August 17, 2007.
(g) A substitution of EQ/JPMorgan Core Bond was made for PIMCO Total Return on August 17, 2007.
(h) A substitution of EQ/Van Kampen Real Estate was made U.S. Real Estate on August 17, 2007.
(i) A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(j) Commenced operations on August 17, 2007.
(k) Commenced operations on May 1, 2008.
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements

December 31, 2008


1.  Organization

    AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account FP ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of a mutual funds portfolio of AXA Premier VIP Trust ("VIP"), EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products, and Vanguard Variable Insurance Fund ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

    The Account consists of 74 variable investment options each of which invests in the EQAT or VIP portfolio of the same name:

    o AXA Aggressive Allocation
    o AXA Conservative Allocation
    o AXA Conservative-Plus Allocation
    o AXA Moderate Allocation
    o AXA Moderate-Plus Allocation
    o EQ/AllianceBernstein Common Stock
    o EQ/AllianceBernstein Intermediate Government Securities
    o EQ/AllianceBernstein International
    o EQ/AllianceBernstein Small Cap Growth
    o EQ/Ariel Appreciation II
    o EQ/AXA Rosenberg Value Long/Short Equity
    o EQ/BlackRock Basic Value Equity
    o EQ/BlackRock International Value
    o EQ/Boston Advisors Equity Income
    o EQ/Calvert Socially Responsible
    o EQ/Capital Guardian Growth
    o EQ/Capital Guardian Research
    o EQ/Caywood-Scholl High Yield
    o EQ/Equity 500 Index
    o EQ/Evergreen International Bond
    o EQ/Evergreen Omega
    o EQ/GAMCO Mergers and Acquisitions
    o EQ/GAMCO Small Company Value
    o EQ/International Core PLUS(1)
    o EQ/International Growth
    o EQ/JPMorgan Core Bond
    o EQ/JPMorgan Value Opportunities
    o EQ/Large Cap Core PLUS(2)
    o EQ/Large Cap Growth Index(5)
    o EQ/Large Cap Growth PLUS(3)
    o EQ/Large Cap Value Index(6)
    o EQ/Large Cap Value PLUS(7)
    o EQ/Long Term Bond
    o EQ/Lord Abbett Growth and Income
    o EQ/Lord Abbett Large Cap Core
    o EQ/Lord Abbett Mid Cap Value
    o EQ/Marsico Focus
    o EQ/Mid Cap Index(8)
    o EQ/Mid Cap Value PLUS(4)
    o EQ/Money Market
    o EQ/Montag & Caldwell Growth
    o EQ/PIMCO Real Return
    o EQ/Quality Bond PLUS(9)
    o EQ/Short Duration Bond
    o EQ/Small Company Index
    o EQ/T. Rowe Price Growth Stock
    o EQ/UBS Growth and Income
    o EQ/Van Kampen Comstock
    o EQ/Van Kampen Emerging Markets Equity
    o EQ/Van Kampen Mid Cap Growth
    o EQ/Van Kampen Real Estate
    o Fidelity VIP Asset Manager: Growth
    o Fidelity VIP Contrafund
    o Fidelity VIP Equity-Income
    o Fidelity VIP Growth & Income
    o Fidelity VIP High Income
    o Fidelity VIP Investment Grade Bond
    o Fidelity VIP Mid Cap
    o Fidelity VIP Value
    o Fidelity VIP Value Strategies
    o Multimanager Aggressive Equity
    o Multimanager Core Bond
    o Multimanager Health Care
    o Multimanager High Yield
    o Multimanager International Equity
    o Multimanager Large Cap Core Equity
    o Multimanager Large Cap Growth
    o Multimanager Large Cap Value
    o Multimanager Mid Cap Growth
    o Multimanager Mid Cap Value
    o Multimanager Small Cap Growth
    o Multimanager Small Cap Value
    o Multimanager Technology
    o Natural Resources
    o Target 2015 Allocation
    o Target 2025 Allocation
    o Target 2035 Allocation
    o Target 2045 Allocation
    o Vanguard VIF Equity Index

    ----------------------

    (1) Formerly known as MarketPLUS International Core
    (2) Formerly known as MarketPLUS Large Cap Core
    (3) Formerly known as MarketPLUS Large Cap Growth
    (4) Formerly known as MarketPLUS Mid Cap Value
    (5) Formerly known as EQ/AllianceBernstein Large Cap Growth
    (6) Formerly known as EQ/Legg Mason Value Equity
    (7) Formerly known as EQ/AllianceBernstein Value
    (8) Formerly known as EQ/FI Mid Cap
    (9) Formerly known as EQ/AllianceBernstein Quality Bond

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


1.  Organization (Concluded)

    Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

    The Account is used to fund benefits for the following Variable Life products (collectively, the "Contracts"):

    o Accumulator Life
    o Incentive Life
    o Incentive Life 2000
    o Incentive Life Sales (1999 and after)
    o Incentive Life '02
    o Incentive Life '06
    o Incentive Life(R) Optimizer
    o Incentive Life PlusSM
    o Incentive Life Plus Original Series
    o Paramount Life
    o IL Legacy
    o IL ProtectorSM
    o Incentive Life COLI
    o Incentive Life COLI '04
    o Champion 2000
    o Survivorship 2000
    o Survivorship Incentive Life 1999
    o Survivorship Incentive Life '02
    o Survivorship Incentive Life(R) Legacy
    o SP-Flex
    o Corporate Owned Incentive Life(R)

    The Incentive Life 2000, Champion 2000 and Survivorship 2000 contracts are herein referred to as the "Series 2000 Policies." Incentive Life PlusSM contracts offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life PlusSM." Incentive Life Plus contracts issued with a prior prospectus are referred to as "Incentive Life Plus Original Series."

    The Account supports the operations of various AXA Equitable insurance products. These products are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those life insurance products which are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution Channel.

    The amount retained by AXA Equitable in the Account arises principally from
    (1) contributions from AXA Equitable, (2) mortality and expense charges and administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets, attributable to accumulation of units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.

    Each of the variable investment options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Trusts, which were distributed by AXA Equitable to the contractowners.


2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
    (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


2.  Significant Accounting Policies (Concluded)

    Effective January 1, 2008, and as further described in Note 3 of the financial statements, AXA Equitable adopted SFAS No. 157, "Fair Value Measurements." SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair measurements that are already required or permitted by other accounting standards. Fair value is defined under SFAS No. 157 as the exchange price that would be received for an asset of paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset in an orderly transaction between market participants on the measurement date. The adoption of SFAS No. 157 had no impact on the net assets of the Account.

    Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

    Receivable/payable for policy-related transactions represent amount due to/from AXA Equitable's General Account predominantly related to premiums, surrenders and death benefits.

    Accumulation nonunitized represents a product offered based upon a dollar amount (starting at $1) rather than units. It is similar to Accumulation Units accounts, which are based upon units, as the dollar amount of the contractowner account changes with the investment activity of the fund the contract is invested in, net of contract charges.

    Payments received from contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to the variable investment options, and (except for SP-Flex contracts), to the guaranteed interest account of AXA Equitable's General Account. Transfers between funds and the guaranteed interest account, net, are amounts that participants have directed to be moved the among investment options, including permitted transfers to and from the guaranteed interest account. The net assets of any variable investment option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits.

    Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

    The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3.  Fair Value Disclosures

    SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS No. 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

    Level 1 Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

    Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


3.  Fair Value Disclosures (Concluded)

    Level 3 Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

    All investment assets of each Variable Investment Option of the Account are classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to contractholders of variable insurance policies. Contractholders may, without restriction, transact at the daily Net Asset Value(s) (NAV) of the mutual funds. The NAV represents the daily, per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

    As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008, are presented.


4.  Purchases and Sales of Investments

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

                                                           Purchases       Sales
                                                        -------------  -------------
    AXA Aggressive Allocation........................      47,460,962     12,149,268
    AXA Conservative Allocation......................      15,806,227      6,684,999
    AXA Conservative-Plus Allocation.................      18,020,430      6,713,188
    AXA Moderate Allocation..........................     145,564,260    136,601,950
    AXA Moderate-Plus Allocation.....................     130,908,424     27,330,826
    EQ/AllianceBernstein Common Stock................     826,650,636    992,090,150
    EQ/AllianceBernstein Intermediate
      Government Securities..........................      39,778,625     40,032,147
    EQ/AllianceBernstein International...............      65,655,314     90,561,852
    EQ/AllianceBernstein Small Cap Growth............      16,595,639     29,444,810
    EQ/Ariel Appreciation II.........................       1,668,363        411,628
    EQ/AXA Rosenberg VIT Value Long/Short Equity.....       7,505,805     10,585,102
    EQ/BlackRock Basic Value Equity..................      23,800,710     27,056,512
    EQ/BlackRock International Value.................     166,417,964    174,957,985
    EQ/Boston Advisors Equity Income.................       6,559,579      1,705,215
    EQ/Calvert Socially Responsible..................         572,760        548,942
    EQ/Capital Guardian Growth.......................       4,259,966      5,183,646
    EQ/Capital Guardian Research.....................       9,821,405     26,110,877
    EQ/Caywood-Scholl High Yield Bond................       4,903,620      2,265,983
    EQ/Equity 500 Index..............................      79,754,578     91,814,538
    EQ/Evergreen International Bond..................      45,778,233     17,925,922
    EQ/Evergreen Omega...............................       4,251,385      4,200,735
    EQ/GAMCO Mergers and Acquisitions................       3,090,917        889,742
    EQ/GAMCO Small Company Value.....................      21,080,328      4,832,255
    EQ/International Core PLUS.......................      14,837,198      5,988,813
    EQ/International Growth..........................      11,316,377      4,864,700
    EQ/JPMorgan Core Bond............................       9,738,379     13,279,068
    EQ/JPMorgan Value Opportunities..................       4,106,229      8,385,219
    EQ/Large Cap Core PLUS...........................       2,305,450      3,068,362
    EQ/Large Cap Growth Index........................      35,802,988     34,979,901
    EQ/Large Cap Growth PLUS.........................      11,288,754     21,274,543
    EQ/Large Cap Value Index.........................       2,132,533        608,295
    EQ/Large Cap Value PLUS..........................      42,175,602    106,730,526
    EQ/Long Term Bond................................       3,152,650      1,364,468
    EQ/Lord Abbett Growth and Income.................       1,094,015        293,047
    EQ/Lord Abbett Large Cap Core....................       4,694,164      1,014,354
    EQ/Lord Abbett Mid Cap Value.....................       5,490,819      4,956,005
    EQ/Marsico Focus.................................      32,898,878     20,589,951
    EQ/Mid Cap Index.................................      16,090,213     17,785,982
    EQ/Mid Cap Value PLUS............................      87,950,500    114,055,598

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


4. Purchases and Sales of Investments (Concluded)

                                                Purchases        Sales
                                              -------------  -------------
EQ/Money Market.............................. 270,358,427    247,802,292
EQ/Montag & Caldwell Growth..................  12,317,031      3,389,928
EQ/PIMCO Real Return.........................  41,430,329     11,526,979
EQ/Quality Bond PLUS.........................  37,594,175     34,315,413
EQ/Short Duration Bond.......................   2,783,619        963,056
EQ/Small Company Index.......................  19,473,326     12,433,131
EQ/T. Rowe Price Growth Stock................   5,973,717      5,759,338
EQ/UBS Growth and Income.....................   1,697,039        816,868
EQ/Van Kampen Comstock.......................   1,672,112        439,621
EQ/Van Kampen Emerging Markets Equity........  64,798,246     77,348,842
EQ/Van Kampen Mid Cap Growth.................  13,987,641      5,665,864
EQ/Van Kampen Real Estate....................  26,289,185     25,636,699
Fidelity VIP Asset Manager: Growth...........   5,003,654      2,539,094
Fidelity VIP Contrafund......................  17,398,600     16,079,905
Fidelity VIP Equity-Income...................   2,268,355      3,468,843
Fidelity VIP Growth & Income.................   3,165,873      2,057,454
Fidelity VIP High Income.....................   6,413,184      6,530,188
Fidelity VIP Investment Grade Bond...........   4,872,520      5,694,912
Fidelity VIP Mid Cap.........................  15,021,476     12,094,366
Fidelity VIP Value...........................   1,875,040      2,767,383
Fidelity VIP Value Strategies................   2,791,981      3,993,441
Multimanager Aggressive Equity...............   7,709,565     44,709,131
Multimanager Core Bond.......................  27,323,923     17,986,186
Multimanager Health Care.....................   9,054,013      8,717,295
Multimanager High Yield......................  68,848,655     67,882,937
Multimanager International Equity............  14,869,405     13,653,269
Multimanager Large Cap Core Equity...........   2,350,280      2,630,041
Multimanager Large Cap Growth................   5,003,437      5,469,500
Multimanager Large Cap Value.................  13,286,232      7,666,432
Multimanager Mid Cap Growth..................   6,274,595      7,447,666
Multimanager Mid Cap Value...................  11,587,746     13,626,070
Multimanager Small Cap Growth................   2,409,382      1,217,778
Multimanager Small Cap Value.................   5,497,451      9,171,315
Multimanager Technology......................  13,134,292     15,565,666
Natural Resources............................  32,095,978      6,904,877
Target 2015 Allocation.......................   1,100,256        133,461
Target 2025 Allocation.......................     665,670          5,690
Target 2035 Allocation.......................     113,837            533
Target 2045 Allocation.......................       8,099              0
Vanguard VIF Equity Index....................   2,359,110      1,197,913

5.  Expenses and Related Party Transactions

    The assets in each variable investment option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options invest are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that The Trusts, on behalf of each Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


5.  Expenses and Related Party Transactions (Concluded)

    AXA Equitable serves as investment manager of The Portfolios of EQAT and VIP. Fidelity Management & Research (UK) Inc., Fidelity Management & Research (Far East), Fidelity Investments Japan Limited, and FMR Co., Inc. serve as investment managers for the Fidelity Variable Insurance Products--Fidelity VIP Asset Manager, Fidelity VIP Contra Fund, Fidelity VIP Equity, Fidelity VIP Growth & Income, Fidelity VIP High Income, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Fidelity VIP Value, Fidelity VIP Value Strategies. The Vanguard Group serves as the investment manager of the Vanguard Variable Insurance Fund--Vanguard VIF Equity Index Portfolio. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.10% to a high of 1.40% of average daily net assets of the Portfolios of the Trust. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors"), and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

    AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Portfolios; EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index, as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

    AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

    The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell our contracts for these companies are appointed as agents of AXA Equitable and are registered representatives of the agencies and affiliated broker-dealer. AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network.


6.  Substitutions/Transfers

    The following table sets forth the dates at which substitution and reorganization transactions took place in the Account. For accounting purposes, these transactions were considered tax-free exchanges. * denotes Reorganization Transaction, + denotes Substitution Transaction.

-------------------------------------------------------------------------------------------------------------
August 17, 2007                          Removed Portfolio                        Surviving Portfolio
-------------------------------------------------------------------------------------------------------------
                                 EQ/AllianceBernstein Growth and Income*       EQ/AllianceBernstein Value*
-------------------------------------------------------------------------------------------------------------
Shares -- Class A                            21,668,626                                  40,147,720
Shares -- Class B                             7,001,666                                  12,918,541
Value -- Class A                                 $19.34                                $      16.30
Value -- Class B                                 $19.21                                $      16.27
Net assets before merger                   $553,573,231                                $311,019,267
Net assets after merger                              --                                 864,592,498
-------------------------------------------------------------------------------------------------------------
                                           Davis Value+                     EQ/AllianceBernstein Value+
-------------------------------------------------------------------------------------------------------------
Shares -- Class A                               109,371                                     191,074
Value -- Class A                           $      14.84                                $      16.30
Net assets before merger                   $  1,623,066                                $  1,491,440
Net assets after merger                              --                                $  3,114,506
-------------------------------------------------------------------------------------------------------------
                                         MFS Mid Cap Growth+                 EQ/Van Kampen Mid Cap Growth+
-------------------------------------------------------------------------------------------------------------
Shares -- Class A                                48,805                                      24,162
Value -- Class A                           $       7.28                                $      14.71
Net assets before merger                   $    355,300                                $        123
-------------------------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


6. Substitutions/Transfers (Concluded)


---------------------------------------------------------------------------------------------------------------------

 August 17, 2007                           Removed Portfolio                    Surviving Portfolio
---------------------------------------------------------------------------------------------------------------------
Net assets after merger                              --                                $    355,423
---------------------------------------------------------------------------------------------------------------------
                                         OpCap Renaissance+                  EQ/Lord Abbett Mid Cap Value+
---------------------------------------------------------------------------------------------------------------------
Shares -- Class A                             1,343,778                                   1,813,654
Value -- Class A                           $      14.14                                $      12.68
Net assets before merger                   $ 19,001,021                                $  3,996,112
Net assets after merger                              --                                $ 22,997,133
---------------------------------------------------------------------------------------------------------------------
                                          PIMCO Total Return+                 EQ/JPMorgan Core Bond+
---------------------------------------------------------------------------------------------------------------------
Shares -- Class A                               67,929                                    155,328
Value -- Class A                             $   10.07                                $     11.02
Net assets before merger                     $ 684,045                                $ 1,027,670
Net assets after merger                             --                                $ 1,711,715
---------------------------------------------------------------------------------------------------------------------
                                         UIF U.S. Real Estate+              EQ/Van Kampen Real Estate+
---------------------------------------------------------------------------------------------------------------------
Shares -- Class A                            3,897,541                                 10,304,467
Shares -- Class B                               64,096                                    167,989
Value -- Class A                           $     24.11                                $      9.13
Value -- Class B                           $     23.88                                $      9.13
Net assets before merger                   $95,500,326                                $   113,197
Net assets after merger                             --                                $95,613,523
---------------------------------------------------------------------------------------------------------------------
July 6, 2007                                 Removed Portfolio                         Surviving Portfolio
---------------------------------------------------------------------------------------------------------------------
                                  EQ/Capital Guardian U.S. Equity*             EQ/Capital Guardian Research*
---------------------------------------------------------------------------------------------------------------------
Shares--Class A                                965,701                                    833,441
Shares -- Class B                            5,726,963                                 10,542,446
Value -- Class A                           $     12.05                               $      15.09
Value -- Class B                           $     12.05                               $      15.08
Net assets before merger                   $80,646,601                               $ 90,910,109
Net assets after merger                             --                               $171,556,710
---------------------------------------------------------------------------------------------------------------------
 November 17, 2006                           Removed Portfolio                         Surviving Portfolio
---------------------------------------------------------------------------------------------------------------------
                           Laudus Rosenberg VIT Value Long/Short Equity      EQ/AXA Rosenberg Value Long/Short Equity
---------------------------------------------------------------------------------------------------------------------
Shares -- Class B                            1,406,771                                  1,406,771
Value -- Class B                           $15,108,715                                $15,108,715
Net Assets before merger                   $15,108,715                                         --
Net Assets after merger                             --                                $15,108,715
---------------------------------------------------------------------------------------------------------------------

7.  Contractowner Charges

    Under the Contracts, AXA Equitable assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. The products have charges currently as shown below:



                                                           Mortality and Expense     Mortality     Administrative     Total
                                                          ----------------------- --------------- ---------------- ----------
Accumulator Life.........................................      varies (b)(d)          varies (b)     varies (b)(f)    varies
Incentive Life, Incentive Life 2000, Incentive Life
  1999, Incentive Life Plus, Champion 2000...............       0.60% (a)                 --              --           0.60%
Incentive Life '02.......................................     varies (b)(g)               --              --           0.80%
Incentive Life '06.......................................       0.85%(b)(e)               --              --           0.85%
Survivorship Incentive Life '02..........................       0.90%(b)                  --              --           0.90%
Paramount Life...........................................       0.60%(a)                  --              --           0.60%
Incentive Life Plus Original Series......................       0.60%(b)                  --              --           0.60%
Incentive Life COLI......................................       0.60%(b)                  --              --           0.60%
Incentive Life COLI '04..................................       0.75%(b)(c)               --              --           0.75%
Survivorship Incentive Life 1999.........................       0.60%(a)                  --              --           0.60%
Survivorship 2000........................................       0.90%(a)                  --              --           0.90%
IL Legacy................................................       1.75%(b)(h)               --              --           1.75%
IL Protector.............................................       0.80%(a)                  --              --           0.80%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


7.  Contractowner Charges (Continued)

                                                           Mortality and Expense     Mortality     Administrative     Total
                                                          ----------------------- --------------- ---------------- ----------
SP-Flex..................................................       0.85%(a)                0.60%(a)        0.35%(a)       1.80%
Incentive Life(R) Optimizer..............................       0.85%(b)(i)               --              --           0.85%
Survivorship Incentive Life(R) Legacy....................       0.55%(b)(j)               --              --           0.55%
Corporate Owned Incentive Life(R)........................       0.35%(b)(k)               --              --           0.35%

----------------------

    (a)  Charged to daily net assets of the Account.

    (b) Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.

    (c)  Policy years 1-5 0.75% (1.00% maximum)
         Policy years 6-20 0.55% (0.75% maximum)

    (d) Varies by age, sex, class. The highest current charge is 1.21%. Policy years 1-10 0.71% to 1.46% maximum
         Policy years 11+ 0.30% to 0.50% maximum

    (e)  Policy years 1-8 0.85% (1.00% maximum)
         Policy years 9-10 0.00% (1.00% maximum)

    (f)  Policy years 1-10 0.72% to 1.73%
         Policy years 11+ 0.11% to 0.32%

    (g)  Policy years 1-15 0.80%, 0.70% or 0.60% depending
         Policy years 16+ 0.30% or 0.20% depending

    (h)  Policy years 1-10 1.75% (maximum and current)
         Policy years 11-20 0.25% (0.50% maximum)
         Policy Years 21+ 0.00% (0.50% maximum)

    (i)  Policy years 1-10 1.00% (maximum)
         Policy years 11+ 0.08% (0.50% maximum)

    (j)  Policy years 1-15 0.55% (maximum)
         Policy years 16+ 0.05% (0.55% maximum)
         For policies with the ENLG rider, there is an additional charge of 0.70% deducted until age 100 of the younger insured.

    (k)  Policy years 1-10 0.35% (0.50% maximum)
         Policy years 11+ 0.10% (0.35% maximum)
         For policies with the ENLG rider, there is an additional charge of 0.70% deducted until age 100 of the younger insured.

    The Accumulator Life Program utilizes two insurance products -- a single premium fixed annuity contract and a flexible premium variable life insurance policy. The Program is designed to provide a simple method to purchase a variable life insurance policy with a single purchase payment. The Accumulator Life mortality and expense guaranteed risk charges are 0.71% to 1.46% in years 1 to 10 and 0.30% to 0.50% in years 11 and beyond. The current mortality and risk charges are lower than the guaranteed charges. The highest current charge is 1.21%. Beginning in year 11, the current rates are scheduled to decrease further. As Accumulator Life was first offered in 2004, future decreases have not yet taken effect. The Accumulator Life guaranteed administrative charges vary in years 1 to 10 from 0.72% to 1.73% of the Policy Account Value, depending on age, sex, and class. The current and guaranteed basis charges are equal. Beginning in policy year 11 the administrative rates are guaranteed to decrease. The Accumulator Life current cost of insurance charges vary in years 1 to 10 from 1.27% to 2.42% of the greater of (1) the Policy Account Value and (2) the Mortality Charge Base (accumulation of the 7-pay premiums due, up to that time at 4%), depending on the age, sex, and class. Beginning in policy year 11 the current cost of insurance charges decrease on a current basis. The cost of insurance charge is capped at the guaranteed cost of insurance rate times the Net Amount of Risk.

    The Incentive Life '02 mortality and expense risk charge of 0.80%, 0.70% or 0.60% will be in effect for the first 15 policy years depending upon the value of the contractowner's variable investment options. For policy years 16 and later the charge is currently 0.30% or 0.20%, depending upon the value of the contractowner's variable investment options. The Survivorship Incentive Life '02 mortality and expense risk charge of 0.90% will be in effect for the first 15 policy years. For policy years 16 and later the charge is currently 0.60% and 0.30% depending upon the value of the contractowner's variable investment options. The current mortality and expense risk charges are lower than guaranteed charges.

    The Incentive Life '06 mortality and expense risk charge of 0.85% will be in effect for the first 8 policy years on a current basis. For policy years 9 and later, the charge is currently 0.00%. The current mortality and expense risk charges are lower than guaranteed charges .

    The Incentive Life Legacy mortality and expense risk charge of 1.75% will be in effect for the first ten policy years on a current and guaranteed basis. For policy years 11-20, the charge is currently 0.25% and for policy years 21 and later, it is 0.00%. In policy years 11 and later the current mortality and expense risk charges are lower than guaranteed charges.

    The Incentive Life(R) Optimizer mortality and expense charge of 0.85% will be in effect for the first eight policy years on a current basis. For policy years 9 and later, no charge is deducted on a current basis. The current mortality and expense charges are lower than the guaranteed charges.

    The Survivorship Incentive Life(R) Legacy mortality and expense charge of 0.55% will be in effect for the first fifteen policy years. For policy years sixteen and later the charge is currently 0.05%. The current mortality and expense charges are lower than the guaranteed charges. For policies with the ENLG rider, there is an additional charge of 0.70% deducted until age 100 of the younger insured.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


7.  Contractowner Charges (Continued)

    The Corporate Owned Incentive Life(R) mortality and expense charge of 0.35% will be in effect for the first ten policy years. For policy years on a current basis 11 and later, the charge will be 0.10% on a current basis. The current mortality and expense charges are lower than the guaranteed charges.

    Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus, Incentive Life COLI, Incentive Life COLI '04, Corporate Owned Incentive Life, and the Series 2000 Policies, AXA Equitable deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium charge (Incentive Life Plus, Survivorship Incentive Life 1999, Survivorship Incentive Life '02, Incentive Life 1999, Incentive Life '02, Incentive Life '06, Incentive Life Legacy, Paramount Life, IL Protector, Incentive Life COLI '04 IL Optimizer, SIL Legacy, Corporate Owned Incentive Life, and Series 2000 Policies) from premiums.

    Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

    Contractowners' accounts are assessed monthly by AXA Equitable for mortality cost of insurance and optional rider benefit charges and administrative charges. SP-Flex mortality and expense and administrative charges are deducted daily. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

    The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract, election of riders, or Contractowner's account value.


Charges                                When charge is deducted                Amount deducted                      How deducted
------------------------------------   -----------------------   -------------------------------------------  ----------------------
Riders                                 Monthly                   Amount varies depending on the specifics     Unit liquidation from
                                                                 of your policy.                              account value

Death Benefit Guarantee (Guaranteed    Monthly                   Low - $0.01 for each $1,000 of face          Unit liquidation from
Minimum Death Benefit Charge).                                   amount of the policy.                        account value

                                                                 High - $0.02 for each $1,000 of face
                                                                 amount of the policy.

Charge for State and Local Tax         At time of premium        Varies by state of residence of insured      Deducted from
Expense                                payment                   person.                                      premium

Charge for Federal Tax Expenses                                   1.25%

Premium Charge                         At time of premium        Depending on the policy, varies from a flat  Deducted from
                                       payment                   fee of $2 to $250 to a range of 3% to 30%    premium
                                                                 on premiums

Monthly administrative charges         Monthly                   Low - $5 per month                           Unit liquidation from
                                                                                                              account value
                                                                 High - Depending on face amount,
                                                                 policyholder age at issue and policy year,
                                                                 up to $55 per year.

                                                                 Depending on the policy, may also be a
                                                                 charge per $1,000 of face amount ranging
                                                                 from $0.03 to $ 0.70

Cost of Insurance (COI) and Rating     Monthly                   Amount varies depending upon specifics of    Unit liquidation from
charge                                                           policy. COI based upon amount at risk.       account value
                                                                 Rating Charge based upon face amount of
                                                                 insurance.

Surrender, termination or decrease     At time of transaction    The amount of surrender charges if           Unit liquidation from
in face amount of policy during the                              applicable is set forth in your policy.      account value
first 10 or 15 years depending on
contract.

Partial Withdrawal                     At time of transaction.   $25 (or if less, 2% of the withdrawal)       Unit liquidation from
                                                                                                              account value

Increase in policy's face amount       At time of transaction.   $1.50 for each $1,000 of the increase (but   Unit liquidation from
                                                                 not more than $250 in total)                 account value


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008

7.  Contractowner Charges (Concluded)

Charges                                When charge is deducted                Amount deducted                      How deducted
------------------------------------   -----------------------   -------------------------------------------  ----------------------
Administrative Surrender Charge        At time of transaction.   $2 to $6 per 1,000 depending on issue age    Unit liquidation from
                                                                 which after the third year declines if       account value
                                                                 applicable

                                                                 Depending on the policy, may also be a
                                                                 charge per policy ranging from $450 to
                                                                 $540 which after the third year declines

Transfers among investment options     At time of transaction.   Low - $25 after 12 transfers if applicable   Unit liquidation from
per policy year                                                                                               account value
                                                                 High - $25 per transfer


8.  Accumulation Unit Values

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated.


                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                      ------------ -------------------- ------------ ---------------- --------------
AXA Aggressive Allocation
-------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A           $ 102.02             --                 --            --           (39.04)%
         Highest contract charge 0.90% Class A          $  97.29             --                 --            --           (39.59)%
         All contract charges                                 --            557            $55,039          1.79%              --
  2007   Lowest contract charge 0.00% Class A           $ 167.36             --                 --            --             6.44%
         Highest contract charge 0.90% Class A          $ 161.05             --                 --            --             5.47%
         All contract charges                                 --            458            $75,012          3.31%              --
  2006   Lowest contract charge 0.00% Class A           $ 157.24             --                 --            --            18.18%
         Highest contract charge 0.90% Class A          $ 152.70             --                 --            --            17.12%
         All contract charges                                 --            233            $36,082          3.64%              --
  2005   Lowest contract charge 0.00% Class A           $ 133.04             --                 --            --             8.33%
         Highest contract charge 0.90% Class A          $ 130.37             --                 --            --             7.36%
         All contract charges                                 --            105            $12,566          5.00%              --
  2004   Lowest contract charge 0.00% Class A           $ 122.81             --                 --            --            12.07%
         Highest contract charge 0.90% Class A          $ 121.44             --                 --            --            11.07%
         All contract charges                                 --             46            $ 5,618          2.15%              --
AXA Aggressive Allocation
-------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)       $ 100.70             --                 --            --           (39.19)%
         Highest contract charge 0.90% Class B          $  96.03             --                 --            --           (39.74)%
         All contract charges                                 --            242            $24,066          1.79%              --
  2007   Lowest contract charge 0.00% Class B (c)       $ 165.60             --                 --            --             6.17%
         Highest contract charge 0.90% Class B          $ 159.36             --                 --            --             5.21%
         All contract charges                                 --            140            $22,756          3.31%              --
  2006   Lowest contract charge 0.00% Class B (c)       $ 155.98             --                 --            --            17.90%
         Highest contract charge 0.90% Class B          $ 151.47             --                 --            --            16.84%
         All contract charges                                 --             68            $10,432          3.64%              --
  2005   Lowest contract charge 0.00% Class B (c)       $ 132.30                                --            --             8.06%
         Highest contract charge 0.90% Class B          $ 129.64             --                 --            --             7.09%
         All contract charges                                 --             31            $ 4,069          5.00%              --
  2004   Lowest contract charge 0.00% Class B (c)       $ 122.43             --                 --            --            11.79%
         Highest contract charge 0.90% Class B          $ 121.06             --                 --            --            10.79%
         All contract charges                                 --             15            $ 1,816          2.15%              --
AXA Conservative Allocation
---------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A           $ 112.96             --                 --            --           (10.80)%
         Highest contract charge 0.90% Class A          $ 107.73             --                 --            --           (11.60)%
         All contract charges                                 --            122            $13,469          5.91%              --
  2007   Lowest contract charge 0.00% Class A           $ 126.63             --                 --            --             6.07%
         Highest contract charge 0.90% Class A          $ 121.86             --                 --            --             5.11%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                      ------------ -------------------- ------------ ---------------- --------------
AXA Conservative Allocation (Continued)
---------------------------------------
         All contract charges                                 --             73            $ 9,013          4.70%              --
  2006   Lowest contract charge 0.00% Class A           $ 119.38             --                 --            --             6.64%
         Highest contract charge 0.90% Class A          $ 115.93             --                 --            --             5.68%
         All contract charges                                 --             37            $ 4,339          4.65%              --
  2005   Lowest contract charge 0.00% Class A           $ 111.95             --                 --            --             2.70%
         Highest contract charge 0.90% Class A          $ 109.70             --                 --            --             1.77%
         All contract charges                                 --             23            $ 2,552          4.10%              --
  2004   Lowest contract charge 0.00% Class A           $ 109.01             --                 --            --             6.29%
         Highest contract charge 0.90% Class A          $ 107.79             --                 --            --             5.33%
         All contract charges                                 --             19            $ 2,008          4.44%              --
AXA Conservative Allocation
---------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)       $ 111.49              --                --            --           (11.01)%
         Highest contract charge 0.90% Class B          $ 106.32              --                --            --           (11.82)%
         All contract charges                                 --              33          $  3,580          5.91%              --
  2007   Lowest contract charge 0.00% Class B (c)       $ 125.29              --                --            --             5.80%
         Highest contract charge 0.90% Class B          $ 120.57              --                --            --             4.85%
         All contract charges                                 --              12          $  1,457          4.70%              --
  2006   Lowest contract charge 0.00% Class B (c)       $ 118.42              --                --            --             6.37%
         Highest contract charge 0.90% Class B          $ 115.00              --                --            --             5.42%
         All contract charges                                 --               7          $    896          4.65%              --
  2005   Lowest contract charge 0.00% Class B (c)       $ 111.33              --                --            --             2.44%
         Highest contract charge 0.90% Class B          $ 109.09              --                --            --             1.52%
         All contract charges                                 --               4          $    485          4.10%              --
  2004   Lowest contract charge 0.00% Class B (c)       $ 108.67              --                --            --             6.03%
         Highest contract charge 0.90% Class B          $ 107.45              --                --            --             5.07%
         All contract charges                                 --               2          $    167          4.44%              --
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A           $ 108.88              --                --            --           (19.22)%
         Highest contract charge 0.90% Class A          $ 103.83              --                --            --           (19.95)%
         All contract charges                                 --             126          $ 13,363          4.59%              --
  2007   Lowest contract charge 0.00% Class A           $ 134.79              --                --            --             5.75%
         Highest contract charge 0.90% Class A          $ 129.71              --                --            --             4.80%
         All contract charges                                 --              82          $ 10,940          4.42%              --
  2006   Lowest contract charge 0.00% Class A           $ 127.46              --                --            --             9.03%
         Highest contract charge 0.90% Class A          $ 123.77              --                --            --             8.05%
         All contract charges                                 --              44          $  5,540          3.91%              --
  2005   Lowest contract charge 0.00% Class A           $ 116.90              --                --            --             3.50%
         Highest contract charge 0.90% Class A          $ 114.55              --                --            --             2.57%
         All contract charges                                 --              30          $  3,453          5.23%              --
  2004   Lowest contract charge 0.00% Class A           $ 112.95              --                --            --             8.02%
         Highest contract charge 0.90% Class A          $ 111.68              --                --            --             7.05%
         All contract charges                                 --              11          $  1,341          5.01%              --
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)       $ 107.46              --                --            --           (19.43)%
         Highest contract charge 0.90% Class B          $ 102.48              --                --            --           (20.15)%
         All contract charges                                 --              54          $  5,770          4.59%              --
  2007   Lowest contract charge 0.00% Class B (c)       $ 133.37              --                --            --             5.49%
         Highest contract charge 0.90% Class B          $ 128.34              --                --            --             4.54%
         All contract charges                                 --              15          $  1,965          4.42%              --
  2006   Lowest contract charge 0.00% Class B (c)       $ 126.43              --                --            --             8.76%
         Highest contract charge 0.90% Class B          $ 122.77              --                --            --             7.78%
         All contract charges                                 --               7          $    836          3.91%              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
AXA Conservative-Plus Allocation (Continued)
--------------------------------------------
  2005   Lowest contract charge 0.00% Class B (c)       $ 116.25              --                --            --             3.25%
         Highest contract charge 0.90% Class B          $ 113.91              --                --            --             2.32%
         All contract charges                                 --               4          $    441          5.23%              --
  2004   Lowest contract charge 0.00% Class B (c)       $ 112.59              --                --            --             7.75%
         Highest contract charge 0.90% Class B          $ 111.33              --                --            --             6.78%
         All contract charges                                 --               3          $    326          5.01%              --
AXA Moderate Allocation
-----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A           $ 222.23              --                --            --           (24.29)%
         Highest contract charge 0.90% Class A          $ 207.64              --                --            --           (24.97)%
         All contract charges                                 --           2,411          $962,519          3.66%              --
AXA Moderate Allocation (Continued)
-----------------------------------
  2007   Lowest contract charge 0.00% Class A         $ 293.51              --                 --           --            6.54%
         Highest contract charge 0.90% Class A        $ 276.73              --                 --           --            5.58%
         All contract charges                               --           2,592         $1,387,781         3.32%             --
  2006   Lowest contract charge 0.00% Class A         $ 275.48              --                 --           --           10.60%
         Highest contract charge 0.90% Class A        $ 262.11              --                 --           --            9.60%
         All contract charges                               --           2,735         $1,392,978         2.87%             --
  2005   Lowest contract charge 0.00% Class A         $ 249.09              --                 --           --            5.05%
         Highest contract charge 0.90% Class A        $ 239.15              --                 --           --            4.38%
         All contract charges                               --           2,888         $1,343,916         2.56%             --
  2004   Lowest contract charge 0.00% Class A         $ 237.11              --                 --           --            9.00%
         Highest contract charge 0.90% Class A        $ 229.11              --                 --           --            8.02%
         All contract charges                               --           3,033         $1,379,837         2.77%             --
AXA Moderate Allocation
-----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $ 110.24              --                 --           --          (24.47)%
         Highest contract charge 0.90% Class B        $ 112.73              --                 --           --          (25.16)%
         All contract charges                               --             772         $   82,571         3.66%             --
  2007   Lowest contract charge 0.00% Class B (c)     $ 145.96              --                 --           --            6.27%
         Highest contract charge 0.90% Class B        $ 150.62              --                 --           --            5.31%
         All contract charges                               --             685         $   96,133         3.32%             --
  2006   Lowest contract charge 0.00% Class B (c)     $ 137.35              --                 --           --           10.32%
         Highest contract charge 0.90% Class B        $ 143.03              --                 --           --            9.33%
         All contract charges                               --             638         $   85,631         2.87%             --
  2005   Lowest contract charge 0.00% Class B (c)     $ 124.50              --                 --           --            4.80%
         Highest contract charge 0.90% Class B        $ 130.82              --                 --           --            3.85%
         All contract charges                               --             659         $   89,296         2.56%             --
  2004   Lowest contract charge 0.00% Class B (c)     $ 118.80              --                 --           --            8.72%
         Highest contract charge 0.90% Class B        $ 125.97              --                 --           --            7.75%
         All contract charges                               --             660         $   77,456         2.77%             --
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 108.67              --                 --           --          (31.61)%
         Highest contract charge 0.90% Class A        $ 103.64              --                 --           --          (32.22)%
         All contract charges                               --           1,552         $  164,181         2.62%             --
  2007   Lowest contract charge 0.00% Class A         $ 158.89              --                 --           --            6.65%
         Highest contract charge 0.90% Class A        $ 152.90              --                 --           --            5.69%
         All contract charges                               --           1,250         $  194,601         3.77%             --
  2006   Lowest contract charge 0.00% Class A         $ 148.98              --                 --           --           14.79%
         Highest contract charge 0.90% Class A        $ 144.67              --                 --           --           13.76%
         All contract charges                               --             683         $  100,405         3.84%             --
  2005   Lowest contract charge 0.00% Class A         $ 129.78              --                 --           --            6.93%
         Highest contract charge 0.90% Class A        $ 127.17              --                 --           --            5.97%
         All contract charges                               --             294         $   37,728         5.53%             --
  2004   Lowest contract charge 0.00% Class A         $ 121.36              --                 --           --           11.97%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
AXA Moderate-Plus Allocation (Continued)
----------------------------------------
         Highest contract charge 0.90% Class A        $ 120.00              --                 --           --           10.96%
         All contract charges                               --             108         $   13,111         3.95%             --
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $ 107.26              --                 --           --          (31.77)%
         Highest contract charge 0.90% Class B        $ 102.29              --                 --           --          (32.39)%
         All contract charges                               --             727         $   76,912         2.62%             --
  2007   Lowest contract charge 0.00% Class B (c)     $ 157.21              --                 --           --            6.39%
         Highest contract charge 0.90% Class B        $ 151.29              --                 --           --            5.43%
         All contract charges                               --             430         $   66,580         3.77%             --
AXA Moderate-Plus Allocation (Continued)
----------------------------------------
  2006   Lowest contract charge 0.00% Class B (c)     $ 147.77              --                 --           --         14.50%
         Highest contract charge 0.90% Class B        $ 143.50              --                 --           --         13.48%
         All contract charges                               --             199         $   29,024         3.84%           --
  2005   Lowest contract charge 0.00% Class B (c)     $ 129.05              --                 --           --          6.67%
         Highest contract charge 0.90% Class B        $ 126.46              --                 --           --          5.71%
         All contract charges                               --              61         $    7,834         3.95%           --
  2004   Lowest contract charge 0.00% Class B (c)     $ 120.99              --                 --           --         11.69%
         Highest contract charge 0.90% Class B        $ 119.63              --                 --           --         10.69%
         All contract charges                               --              18         $    2,181         4.00%           --
EQ/AllianceBernstein Common Stock
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 207.02              --                 --           --       (43.66)%
         Highest contract charge 0.90% Class A        $ 228.54              --                 --           --       (44.16)%
         All contract charges                               --           2,570         $1,063,965         1.76%          --
  2007   Lowest contract charge 0.00% Class A         $ 367.42              --                 --           --         3.74%
         Highest contract charge 0.90% Class A        $ 409.31              --                 --           --         2.80%
         All contract charges                               --           2,851         $2,121,464         1.21%          --
  2006   Lowest contract charge 0.00% Class A         $ 354.17              --                 --           --        10.96%
         Highest contract charge 0.90% Class A        $ 398.15              --                 --           --         9.97%
         All contract charges                               --           3,107         $2,255,277         1.42%          --
  2005   Lowest contract charge 0.00% Class A         $ 319.17              --                 --           --         4.56%
         Highest contract charge 0.90% Class A        $ 362.05              --                 --           --         3.62%
         All contract charges                               --           3,328         $2,221,730         1.05%          --
  2004   Lowest contract charge 0.00% Class A         $ 305.25              --                 --           --        14.40%
         Highest contract charge 0.90% Class A        $ 349.40              --                 --           --        13.37%
         All contract charges                               --           3,493         $2,281,558         1.21%          --
EQ/AllianceBernstein Common Stock
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $  65.14              --                 --           --       (43.79)%
         Highest contract charge 0.90% Class B        $  71.78              --                 --           --       (44.30)%
         All contract charges                               --           1,545         $  114,072         1.76%          --
  2007   Lowest contract charge 0.00% Class B (c)     $ 115.89              --                 --           --         3.48%
         Highest contract charge 0.90% Class B        $ 128.87              --                 --           --         2.54%
         All contract charges                               --           1,632         $  215,773         1.21%          --
  2006   Lowest contract charge 0.00% Class B (c)     $ 111.99              --                 --           --        10.69%
         Highest contract charge 0.90% Class B        $ 125.68              --                 --           --         9.70%
         All contract charges                               --           1,728         $  222,898         1.42%          --
  2005   Lowest contract charge 0.00% Class B (c)     $ 101.18              --                 --           --         4.30%
         Highest contract charge 0.90% Class B        $ 114.57              --                 --           --         3.36%
         All contract charges                               --           1,773         $  207,802         1.05%          --
  2004   Lowest contract charge 0.00% Class B (c)     $  97.01              --                 --           --        14.12%
         Highest contract charge 0.90% Class B        $ 110.84              --                 --           --        13.09%
         All contract charges                               --           1,785         $  201,729         1.21%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/AllianceBernstein Intermediate Government
  Securities
--------------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 213.74              --                 --           --         3.85%
         Highest contract charge 0.90% Class A        $ 196.64              --                 --           --         2.92%
         All contract charges                               --             514         $  115,434         3.43%          --
  2007   Lowest contract charge 0.00% Class A         $ 205.81              --                 --           --         7.13%
         Highest contract charge 0.90% Class A        $ 191.07              --                 --           --         6.17%
         All contract charges                               --             514         $  111,848         4.67%          --
  2006   Lowest contract charge 0.00% Class A         $ 192.11              --                 --           --         3.39%
         Highest contract charge 0.90% Class A        $ 179.97              --                 --           --         2.46%
         All contract charges                               --             519         $  106,196         4.12%          --
  2005   Lowest contract charge 0.00% Class A         $ 185.82              --                --            --          1.49%
         Highest contract charge 0.90% Class A        $ 175.66              --                --            --          0.58%
         All contract charges                               --             582          $116,035          3.45%           --
  2004   Lowest contract charge 0.00% Class A         $ 183.09              --                --            --          2.19%
         Highest contract charge 0.90% Class A        $ 174.64              --                --            --          1.28%
         All contract charges                               --             690          $135,775          2.98%           --
EQ/AllianceBernstein Intermediate Government
  Securities
--------------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $ 154.63              --                --            --          3.59%
         Highest contract charge 0.90% Class B        $ 144.81              --                --            --          2.66%
         All contract charges                               --             194          $ 28,362          3.43%           --
  2007   Lowest contract charge 0.00% Class B (c)     $ 149.27              --                --            --          6.87%
         Highest contract charge 0.90% Class B        $ 141.06              --                --            --          5.90%
         All contract charges                               --             220          $ 31,242          4.67%           --
  2006   Lowest contract charge 0.00% Class B (c)     $ 139.68              --                --            --          3.12%
         Highest contract charge 0.90% Class B        $ 133.20              --                --            --          2.20%
         All contract charges                               --             220          $ 29,485          4.12%           --
  2005   Lowest contract charge 0.00% Class B (c)     $ 135.45              --                --            --          1.24%
         Highest contract charge 0.90% Class B        $ 130.34              --                --            --          0.33%
         All contract charges                               --             230          $ 30,001          3.45%           --
  2004   Lowest contract charge 0.00% Class B (c)     $ 133.80              --                --            --          1.94%
         Highest contract charge 0.90% Class B        $ 129.91              --                --            --          1.02%
         All contract charges                               --             224          $ 28,912          2.98%           --
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 122.66              --                --            --       (50.60)%
         Highest contract charge 0.90% Class A        $ 108.32              --                --            --       (51.04)%
         All contract charges                               --           2,982          $340,199          2.81%          --
  2007   Lowest contract charge 0.00% Class A         $ 248.28              --                --            --        12.01%
         Highest contract charge 0.90% Class A        $ 221.26              --                --            --        11.00%
         All contract charges                               --           3,274          $760,166          1.50%          --
  2006   Lowest contract charge 0.00% Class A         $ 221.66              --                --            --        23.82%
         Highest contract charge 0.90% Class A        $ 199.34              --                --            --        22.71%
         All contract charges                               --           3,392          $705,764          1.66%          --
  2005   Lowest contract charge 0.00% Class A         $ 179.02              --                --            --        15.58%
         Highest contract charge 0.90% Class A        $ 162.45              --                --            --        14.54%
         All contract charges                               --           3,448          $581,793          1.74%          --
  2004   Lowest contract charge 0.00% Class A         $ 154.89              --                --            --        18.47%
         Highest contract charge 0.90% Class A        $ 141.83              --                --            --        17.40%
         All contract charges                               --           3,521          $515,982          2.12%          --
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $  84.37              --                --            --       (50.72)%
         Highest contract charge 0.90% Class B        $  80.34              --                --            --       (51.17)%
         All contract charges                               --             569          $ 48,080          2.81%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/AllianceBernstein International (Continued)
----------------------------------------------
  2007   Lowest contract charge 0.00% Class B (c)        $ 171.21              --                --            --           11.73%
         Highest contract charge 0.90% Class B           $ 164.52              --                --            --           10.71%
         All contract charges                                  --             583          $100,264          1.50%             --
  2006   Lowest contract charge 0.00% Class B (c)        $ 153.24              --                --            --           23.52%
         Highest contract charge 0.90% Class B           $ 148.60              --                --            --           22.41%
         All contract charges                                  --             560          $ 86,902          1.66%             --
  2005   Lowest contract charge 0.00% Class B (c)        $ 124.06              --                --            --           15.29%
         Highest contract charge 0.90% Class B           $ 121.39              --                --            --           14.26%
         All contract charges                                  --             540          $ 68,275          1.74%             --
  2004   Lowest contract charge 0.00% Class B (c)        $ 107.60             --                 --            --           18.17%
         Highest contract charge 0.90% Class B           $ 106.24             --                 --            --           17.11%
         All contract charges                                  --            511           $ 56,460          2.12%             --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A            $ 137.63             --                 --            --          (44.52)%
         Highest contract charge 0.90% Class A           $ 123.85             --                 --            --          (45.02)%
         All contract charges                                  --            719           $ 93,895          0.01%             --
  2007   Lowest contract charge 0.00% Class A            $ 248.07             --                 --            --           16.99%
         Highest contract charge 0.90% Class A           $ 225.25             --                 --            --           15.92%
         All contract charges                                  --            776           $183,518            --              --
  2006   Lowest contract charge 0.00% Class A            $ 212.05             --                 --            --            9.27%
         Highest contract charge 0.90% Class A           $ 194.31             --                 --            --            8.28%
         All contract charges                                  --            842           $170,884            --              --
  2005   Lowest contract charge 0.00% Class A            $ 194.07             --                 --            --           11.78%
         Highest contract charge 0.90% Class A           $ 179.44             --                 --            --           10.78%
         All contract charges                                  --            879           $163,607            --              --
  2004   Lowest contract charge 0.00% Class A            $ 173.61             --                 --            --           14.27%
         Highest contract charge 0.90% Class A           $ 161.98             --                 --            --           13.24%
         All contract charges                                  --            913           $152,710            --              --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)        $ 113.82             --                 --            --          (44.66)%
         Highest contract charge 0.90% Class B           $  92.81             --                 --            --          (45.16)%
         All contract charges                                  --            371           $ 35,774          0.01%             --
  2007   Lowest contract charge 0.00% Class B (c)        $ 205.66             --                 --            --           16.69%
         Highest contract charge 0.90% Class B           $ 169.23             --                 --            --           15.63%
         All contract charges                                  --            384           $ 67,100            --              --
  2006   Lowest contract charge 0.00% Class B (c)        $ 176.25             --                 --            --            9.00%
         Highest contract charge 0.90% Class B           $ 146.35             --                 --            --            8.02%
         All contract charges                                  --            407           $ 61,163            --              --
  2005   Lowest contract charge 0.00% Class B (c)        $ 161.69             --                 --            --           11.51%
         Highest contract charge 0.90% Class B           $ 135.48             --                 --            --           10.51%
         All contract charges                                  --            419           $ 58,017            --              --
  2004   Lowest contract charge 0.00% Class B (c)        $ 145.02             --                 --            --           13.98%
         Highest contract charge 0.90% Class B           $ 122.60             --                 --            --           12.96%
         All contract charges                                  --            408           $ 51,074            --              --
EQ/Ariel Appreciation II
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)        $  57.28             --                 --            --          (38.32)%
         Highest contract charge 0.90% Class A (f)       $  56.40             --                 --            --          (38.89)%
         All contract charges                                  --             20           $  1,119          1.57%             --
  2007   Lowest contract charge 0.00% Class A (f)        $  92.87             --                 --            --           (7.13)%
         Highest contract charge 0.90% Class A (f)       $  92.29             --                 --            --           (7.71)%
         All contract charges                                  --              5           $    461          1.16%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                               Years Ended December 31,
                                                     ----------------------------------------------------------------------------
                                                         Unit             Units         Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                     ------------ -------------------- ------------ ---------------- ------------
EQ/Ariel Appreciation II
------------------------
         Unit Value 0.00% to 0.90%*                      $  70.25             --                 --            --          (38.49)%
  2008   Lowest contract charge 0.00% Class B (e)        $  56.16             --                 --            --          (39.04)%
         Highest contract charge 0.90% Class B (f)             --              4           $    269          1.57%             --
         All contract charges                            $ 114.20             --                 --            --           (1.18)%
  2007   Lowest contract charge 0.00% Class B (e)        $  92.13             --                 --            --           (7.87)%
         Highest contract charge 0.90% Class B (f)             --              2           $    243          1.16%             --
         All contract charges
  2006   Lowest contract charge 0.00% Class B (e)      $ 115.56             --                 --            --          11.16%
         Highest contract charge 0.00% Class B (e)     $ 115.56             --                 --            --          11.16%
         All contract charges                                --             --           $     40          1.48%            --
  2005   Lowest contract charge 0.00% Class B (e)      $ 103.96             --                 --            --           3.96%
         Highest contract charge 0.00% Class B (e)     $ 103.96             --                 --            --           3.96%
         All contract charges                                --             --           $      1            --             --
EQ/AXA Rosenberg VIT Value Long/Short Equity Fund
-------------------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B          $ 106.12             --                 --            --          (5.70)%
         Highest contract charge 0.90% Class B         $ 100.80             --                 --            --          (6.55)%
         All contract charges                                --            119           $ 12,252          0.16%            --
  2007   Lowest contract charge 0.00% Class B          $ 112.54             --                 --            --           3.29%
         Highest contract charge 0.90% Class B         $ 107.87             --                 --            --           2.35%
         All contract charges                                --            143           $ 15,725          2.00%            --
  2006   Lowest contract charge 0.00% Class B          $ 108.96             --                 --            --           1.45%
         Highest contract charge 0.90% Class B         $ 105.39             --                 --            --           0.54%
         All contract charges                                --            141           $ 15,060          3.05%            --
  2005   Lowest contract charge 0.00% Class B          $ 107.40             --                 --            --           7.51%
         Highest contract charge 0.90% Class B         $ 104.83             --                 --            --           6.54%
         All contract charges                                --            119           $ 12,570            --             --
  2004   Lowest contract charge 0.00% Class B          $  99.90             --                 --            --           3.63%
         Highest contract charge 0.90% Class B         $  98.39             --                 --            --           2.70%
         All contract charges                                --             46           $  4,597            --             --
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A          $ 133.48             --                 --            --         (36.40)%
         Highest contract charge 0.60% Class A         $ 129.34             --                 --            --         (36.78)%
         All contract charges                                --            118           $ 15,312          1.72%            --
  2007   Lowest contract charge 0.00% Class A          $ 209.86             --                 --            --           1.43%
         Highest contract charge 0.60% Class A         $ 204.58             --                 --            --           0.82%
         All contract charges                                --             92           $ 18,777          1.08%            --
  2006   Lowest contract charge 0.00% Class A          $ 206.90             --                 --            --          21.21%
         Highest contract charge 0.60% Class A         $ 202.91             --                 --            --          20.49%
         All contract charges                                --             81           $ 16,311          2.90%            --
  2005   Lowest contract charge 0.00% Class A          $ 170.69             --                 --            --           3.21%
         Highest contract charge 0.60% Class A         $ 168.41             --                 --            --           2.59%
         All contract charges                                --             67           $ 11,074          1.38%            --
  2004   Lowest contract charge 0.00% Class A          $ 165.39             --                 --            --          10.85%
         Highest contract charge 0.60% Class A         $ 164.16             --                 --            --          10.18%
         All contract charges                                --             39           $  6,328          2.16%            --
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B          $ 177.01             --                 --            --         (36.56)%
         Highest contract charge 0.90% Class B         $ 159.29             --                 --            --         (37.13)%
         All contract charges                                --            668           $108,533          1.72%            --
  2007   Lowest contract charge 0.00% Class B          $ 279.01             --                 --            --           1.18%
         Highest contract charge 0.90% Class B         $ 253.37             --                 --            --           0.27%
         All contract charges                                --            716           $183,917          1.08%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                      ------------ -------------------- ------------ ---------------- -------------

EQ/BlackRock Basic Value Equity (Continued)
-------------------------------------------
  2006   Lowest contract charge 0.00% Class B          $ 275.76              --                 --            --          20.91%
         Highest contract charge 0.90% Class B         $ 252.70              --                 --            --          19.83%
         All contract charges                                --             768           $196,776          2.90%            --
  2005   Lowest contract charge 0.00% Class B          $ 228.07              --                 --            --           2.95%
         Highest contract charge 0.90% Class B         $ 210.89              --                 --            --           2.03%
         All contract charges                                --             827           $176,643          1.38%            --
  2004   Lowest contract charge 0.00% Class B           $ 221.53             --                 --            --           10.57%
         Highest contract charge 0.90% Class B          $ 206.70             --                 --            --            9.57%
         All contract charges                                 --            884           $184,573          2.16%             --
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 146.17             --                 --            --          (42.86)%
         Highest contract charge 0.60% Class A          $ 108.89             --                 --            --          (43.19)%
         All contract charges                                 --            116           $ 16,541          2.19%             --
  2007   Lowest contract charge 0.00% Class A           $ 255.79             --                 --            --           10.47%
         Highest contract charge 0.60% Class A          $ 191.69             --                 --            --            9.80%
         All contract charges                                 --            111           $ 27,712          1.92%             --
  2006   Lowest contract charge 0.00% Class A           $ 231.55             --                 --            --           25.98%
         Highest contract charge 0.60% Class A          $ 174.58             --                 --            --           25.23%
         All contract charges                                 --             94           $ 21,155          3.57%             --
  2005   Lowest contract charge 0.00% Class A           $ 183.79             --                 --            --           11.12%
         Highest contract charge 0.60% Class A          $ 139.41             --                 --            --           10.45%
         All contract charges                                 --             69           $ 12,366          1.38%             --
  2004   Lowest contract charge 0.00% Class A           $ 165.41             --                 --            --           21.95%
         Highest contract charge 0.60% Class A          $ 126.22             --                 --            --           21.22%
         All contract charges                                 --             34           $  5,468          2.16%             --
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B           $ 107.71             --                 --            --          (42.99)%
         Highest contract charge 0.90% Class B          $ 108.61             --                 --            --          (43.51)%
         All contract charges                                 --            841           $ 93,084          2.19%             --
  2007   Lowest contract charge 0.00% Class B           $ 188.94             --                 --            --           10.19%
         Highest contract charge 0.90% Class B          $ 192.27             --                 --            --            9.19%
         All contract charges                                 --            950           $185,432          1.92%             --
  2006   Lowest contract charge 0.00% Class B           $ 171.47             --                 --            --           25.68%
         Highest contract charge 0.90% Class B          $ 176.08             --                 --            --           24.56%
         All contract charges                                 --            978           $174,081          3.57%             --
  2005   Lowest contract charge 0.00% Class B           $ 136.43             --                 --            --           10.84%
         Highest contract charge 0.90% Class B          $ 141.37             --                 --            --            9.84%
         All contract charges                                 --            957           $136,185          1.80%             --
  2004   Lowest contract charge 0.00% Class B           $ 123.09             --                 --            --           21.64%
         Highest contract charge 0.90% Class B          $ 128.70             --                 --            --           20.55%
         All contract charges                                 --            846           $109,326          1.67%             --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)       $  66.79             --                 --            --          (32.12)%
         Highest contract charge 0.90% Class A (f)      $  65.77             --                 --            --          (32.74)%
         All contract charges                                 --             48           $  3,153          3.06%             --
  2007   Lowest contract charge 0.00% Class A (f)       $  98.40             --                 --            --           (1.60)%
         Highest contract charge 0.90% Class A (f)      $  97.78             --                 --            --           (2.22)%
         All contract charges                                 --             17           $  1,714          2.69%
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)       $  92.72             --                 --            --          (32.30)%
         Highest contract charge 0.90% Class B (f)      $  65.49             --                 --            --          (32.91)%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Boston Advisors Equity Income (Continued)
--------------------------------------------
         All contract charges                                 --             58           $  4,949          3.06%             --
  2007   Lowest contract charge 0.00% Class B (b)       $ 136.96             --                 --            --            3.70%
         Highest contract charge 0.90% Class B (f)      $  97.61             --                 --            --           (2.39)%
         All contract charges                                 --             34           $  4,423          2.69%             --
  2006   Lowest contract charge 0.00% Class B (b)      $ 132.07            --                 --             --           15.96%
         Highest contract charge 0.00% Class B (b)     $ 132.07            --                 --             --           15.96%
         All contract charges                                --            25             $3,237           2.75%             --
  2005   Lowest contract charge 0.00% Class B (b)      $ 113.89            --                 --             --            6.15%
         Highest contract charge 0.00% Class B (b)     $ 113.89            --                 --             --            6.15%
         All contract charges                                --            11             $1,282           2.59%             --
  2004   Lowest contract charge 0.00% Class B (b)      $ 107.29            --                 --             --            9.15%
         Highest contract charge 0.00% Class B (b)     $ 107.29            --                 --             --            9.15%
         All contract charges                                --            --             $   50           2.06%             --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class A          $  97.22            --                 --             --          (45.08)%
         Highest contract charge 0.00% Class A         $  97.22            --                 --             --          (45.08)%
         All contract charges                                --            --             $   24           0.33%             --
  2007   Lowest contract charge 0.00% Class A          $ 177.03            --                 --             --           12.41%
         Highest contract charge 0.00% Class A         $ 177.03            --                 --             --           12.41%
         All contract charges                                --            --             $   12           0.40%             --
  2006   Lowest contract charge 0.00% Class A          $ 157.48            --                 --             --            5.45%
         Highest contract charge 0.00% Class A         $ 157.48            --                 --             --            5.45%
         All contract charges                                --            --                 --             --              --
  2005   Lowest contract charge 0.00% Class A          $ 149.34            --                 --             --            9.00%
         Highest contract charge 0.00% Class A         $ 149.34            --                 --             --            9.00%
         All contract charges                                --            --                 --             --              --
  2004   Lowest contract charge 0.00% Class A          $ 137.01            --                 --             --            3.85%
         Highest contract charge 0.00% Class A         $ 137.01            --                 --             --            3.85%
         All contract charges                                --            --                 --             --              --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)      $  61.36            --                 --             --          (45.22)%
         Highest contract charge 0.90% Class B         $  56.37            --                 --             --          (45.71)%
         All contract charges                                --             7             $  401           0.33%             --
  2007   Lowest contract charge 0.00% Class B (c)      $ 112.02            --                 --             --           12.13%
         Highest contract charge 0.90% Class B         $ 103.84            --                 --             --           11.12%
         All contract charges                                --             7             $  747           0.40%             --
  2006   Lowest contract charge 0.00% Class B (c)      $  99.90            --                 --             --            5.23%
         Highest contract charge 0.90% Class B         $  93.45            --                 --             --            4.28%
         All contract charges                                --             2             $  233             --              --
  2005   Lowest contract charge 0.00% Class B (c)      $  94.93            --                 --             --            8.74%
         Highest contract charge 0.90% Class B         $  89.61            --                 --             --            7.76%
         All contract charges                                --             1             $  129             --              --
  2004   Lowest contract charge 0.00% Class B (c)      $  87.31            --                 --             --            3.59%
         Highest contract charge 0.90% Class B         $  83.16            --                 --             --            2.66%
         All contract charges                                --            --             $   11             --              --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.00% *
  2008   Lowest contract charge 0.00% Class A          $  96.60            --                 --             --          (40.25)%
         Highest contract charge 0.00% Class A         $  96.60            --                 --             --          (40.25)%
         All contract charges                                --             3             $  299           0.18%             --
  2007   Lowest contract charge 0.00% Class A          $ 161.68            --                 --             --            5.78%
         Highest contract charge 0.00% Class A         $ 161.68            --                 --             --            5.78%
         All contract charges                                --             3             $  444             --              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/Capital Guardian Growth (Continued)
--------------------------------------
  2006   Lowest contract charge 0.00% Class A         $ 152.85             --                 --            --            7.67%
         Highest contract charge 0.00% Class A        $ 152.85             --                 --            --            7.67%
         All contract charges                                --            --           $     64          0.22%             --
  2005   Lowest contract charge 0.00% Class A         $ 141.97             --                 --            --            5.37%
         Highest contract charge 0.00% Class A        $ 141.97             --                 --            --            5.37%
         All contract charges                               --             --           $     62          0.20%             --
  2004   Lowest contract charge 0.00% Class A         $ 134.73             --                 --            --            5.80%
         Highest contract charge 0.00% Class A        $ 134.73             --                 --            --            5.80%
         All contract charges                               --             --           $     59          0.53%             --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $  52.31             --                 --            --          (40.41)%
         Highest contract charge 0.90% Class B        $  55.12             --                 --            --          (40.95)%
         All contract charges                               --             65           $  3,620          0.18%             --
  2007   Lowest contract charge 0.00% Class B (c)     $  87.78             --                 --            --            5.48%
         Highest contract charge 0.90% Class B        $  93.34             --                 --            --            4.52%
         All contract charges                               --             77           $  7,226            --              --
  2006   Lowest contract charge 0.00% Class B (c)     $  83.22             --                 --            --            7.40%
         Highest contract charge 0.90% Class B        $  89.30             --                 --            --            6.44%
         All contract charges                               --             47           $  4,247          0.22%             --
  2005   Lowest contract charge 0.00% Class B (c)     $  77.49             --                 --            --            5.11%
         Highest contract charge 0.90% Class B        $  83.90             --                 --            --            4.16%
         All contract charges                               --             26           $  2,195          0.20%             --
  2004   Lowest contract charge 0.00% Class B (c)     $  73.72             --                 --            --            5.53%
         Highest contract charge 0.90% Class B        $  80.54             --                 --            --            4.58%
         All contract charges                               --             23           $  1,801          0.53%             --
EQ/Capital Guardian Research (i)
--------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 117.30             --                 --            --          (39.51)%
         Highest contract charge 0.60% Class A        $  77.62             --                 --            --          (39.87)%
         All contract charges                               --             64           $  6,892          0.93%             --
  2007   Lowest contract charge 0.00% Class A         $ 193.92             --                 --            --            1.90%
         Highest contract charge 0.60% Class A        $ 129.09             --                 --            --            1.28%
         All contract charges                               --             65           $ 11,625          1.25%             --
  2006   Lowest contract charge 0.00% Class A         $ 190.31             --                 --            --           12.33%
         Highest contract charge 0.60% Class A        $ 127.46             --                 --            --           11.66%
         All contract charges                               --              5           $    729          0.57%             --
  2005   Lowest contract charge 0.00% Class A         $ 169.42             --                 --            --            6.32%
         Highest contract charge 0.60% Class A        $ 114.15             --                 --            --            5.69%
         All contract charges                               --              5           $    549          0.56%             --
  2004   Lowest contract charge 0.00% Class A         $ 159.34             --                 --            --           11.18%
         Highest contract charge 0.60% Class A        $ 108.01             --                 --            --           10.52%
         All contract charges                               --              3           $    305          0.64%             --
EQ/Capital Guardian Research (i)
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $  89.78             --                 --            --          (39.66)%
         Highest contract charge 0.90% Class B        $  82.51             --                 --            --          (40.21)%
         All contract charges                               --            839           $ 71,731          0.93%             --
  2007   Lowest contract charge 0.00% Class B         $ 148.80             --                 --            --            1.66%
         Highest contract charge 0.90% Class B        $ 137.99             --                 --            --            0.73%
         All contract charges                               --            991           $141,208          1.25%             --
  2006   Lowest contract charge 0.00% Class B         $ 146.37             --                 --            --           12.06%
         Highest contract charge 0.90% Class B        $ 136.99             --                 --            --           11.05%
         All contract charges                               --            631           $ 88,935          0.57%             --
  2005   Lowest contract charge 0.00% Class B         $ 130.63             --                 --            --            6.06%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                      ------------ -------------------- ------------ ---------------- -------------
EQ/Capital Guardian Research (i) (Continued)
--------------------------------------------
         Highest contract charge 0.90% Class B          $ 123.36              --                --            --            5.10%
         All contract charges                                 --             667          $ 84,346          0.56%             --
  2004   Lowest contract charge 0.00% Class B           $ 123.17              --                --            --           10.90%
         Highest contract charge 0.90% Class B          $ 117.36              --                --            --            9.91%
         All contract charges                                 --             685          $ 82,149          0.64%             --
EQ/Caywood-Scholl High Yield Bond
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)       $  94.21              --                --            --          (19.09)%
         Highest contract charge 0.90% Class B (f)      $  79.20              --                --            --          (19.81)%
         All contract charges                                 --              43          $  3,529          9.13%             --
  2007   Lowest contract charge 0.00% Class B (d)       $ 116.44              --                --            --            2.81%
         Highest contract charge 0.90% Class B (f)      $  98.77              --                --            --           (1.23)%
         All contract charges                                 --              20          $  2,062         19.97%             --
  2006   Lowest contract charge 0.00% Class B (d)       $ 113.26              --                --            --            7.96%
         Highest contract charge 0.00% Class B (d)      $ 113.26              --                --            --            7.96%
         All contract charges                                 --               1          $    141         10.18%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 104.91              --                --            --            4.91%
         Highest contract charge 0.00% Class B (d)      $ 104.91              --                --            --            4.91%
         All contract charges                                 --              --          $      7          1.86%             --
EQ/Equity 500 Index
-------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A           $ 239.18              --                --            --          (37.17)%
         Highest contract charge 0.90% Class A          $ 211.35              --                --            --          (37.73)%
         All contract charges                                 --           1,683          $378,210          1.89%             --
  2007   Lowest contract charge 0.00% Class A           $ 380.65              --                --            --            5.22%
         Highest contract charge 0.90% Class A          $ 339.42              --                --            --            4.27%
         All contract charges                                 --           1,757          $629,598          1.54%             --
  2006   Lowest contract charge 0.00% Class A           $ 361.77              --                --            --           15.38%
         Highest contract charge 0.90% Class A          $ 325.53              --                --            --           14.34%
         All contract charges                                 --           1,865          $637,198          1.75%             --
  2005   Lowest contract charge 0.00% Class A           $ 313.55              --                --            --            4.66%
         Highest contract charge 0.90% Class A          $ 284.70              --                --            --            3.72%
         All contract charges                                 --           2,049          $608,947          1.54%             --
  2004   Lowest contract charge 0.00% Class A           $ 299.58              --                --            --           10.51%
         Highest contract charge 0.90% Class A          $ 274.48              --                --            --            9.51%
         All contract charges                                 --           2,172          $619,922          1.66%             --
EQ/Equity 500 Index
-------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)       $  72.94              --                --            --          (37.33)%
         Highest contract charge 0.90% Class B          $  79.31              --                --            --          (37.88)%
         All contract charges                                 --           1,013          $ 72,180          1.89%             --
  2007   Lowest contract charge 0.00% Class B (c)       $ 116.38              --                --            --            4.95%
         Highest contract charge 0.90% Class B          $ 127.68              --                --            --            4.00%
         All contract charges                                 --           1,054          $119,906          1.54%             --
  2006   Lowest contract charge 0.00% Class B (c)       $ 110.89              --                --            --           15.09%
         Highest contract charge 0.90% Class B          $ 122.77              --                --            --           14.06%
         All contract charges                                 --           1,078          $118,004          1.75%             --
  2005   Lowest contract charge 0.00% Class B (c)       $  96.35              --                --            --            4.40%
         Highest contract charge 0.90% Class B          $ 107.63              --                --            --            3.47%
         All contract charges                                 --           1,095          $104,727          1.54%             --
  2004   Lowest contract charge 0.00% Class B (c)       $  92.28              --                --            --           10.23%
         Highest contract charge 0.90% Class B          $ 104.03              --                --            --            9.24%
         All contract charges                                 --           1,115          $102,792          1.66%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                               Years Ended December 31,
                                                     ----------------------------------------------------------------------------
                                                         Unit             Units         Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                     ------------ -------------------- ------------ ---------------- ------------
EQ/Evergreen International Bond
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (s)      $ 122.61             --                 --            --          6.75%
         Highest contract charge 0.90% Class A (f)     $ 113.08             --                 --            --          5.79%
         All contract charges                                --            196            $23,223         20.80%           --
  2007   Lowest contract charge 0.00% Class A (s)      $ 114.86             --                 --            --          9.59%
         Highest contract charge 0.90% Class A (f)     $ 106.89             --                 --            --          6.89%
         All contract charges                                --             50            $ 5,603          7.15%           --
  2006   Lowest contract charge 0.00% Class A (s)      $ 104.81             --                 --            --          4.81%
         Highest contract charge 0.00% Class A (s)     $ 104.81             --                 --            --          4.81%
         All contract charges                                --              2            $   209          0.59%           --
EQ/Evergreen International Bond
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (e)      $ 117.74             --                 --            --          6.48%
         Highest contract charge 0.90% Class B (f)     $ 112.59             --                 --            --          5.52%
         All contract charges                                --             56            $ 6,292         20.80%           --
  2007   Lowest contract charge 0.00% Class B (e)      $ 110.57             --                 --            --          9.31%
         Highest contract charge 0.90% Class B (f)     $ 106.70             --                 --            --          6.70%
         All contract charges                                --              8            $   832          7.15%           --
  2006   Lowest contract charge 0.00% Class B (e)      $ 101.15             --                 --            --          3.42%
         Highest contract charge 0.00% Class B (e)     $ 101.15             --                 --            --          3.42%
         All contract charges                                --              1            $    61            --            --
  2005   Lowest contract charge 0.00% Class B (e)      $  97.81             --                 --            --        (2.19)%
         Highest contract charge 0.00% Class B (e)     $  97.81             --                 --            --        (2.19)%
         All contract charges                                --             --            $    12            --           --
EQ/Evergreen Omega
------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class A          $ 135.74             --                 --            --       (27.42)%
         Highest contract charge 0.00% Class A         $ 135.74             --                 --            --       (27.42)%
         All contract charges                                --              4            $   380          0.61%          --
  2007   Lowest contract charge 0.00% Class A          $ 187.02             --                 --            --        11.61%
         Highest contract charge 0.00% Class A         $ 187.02             --                 --            --        11.61%
         All contract charges                                --              3            $   432          0.00%          --
  2006   Lowest contract charge 0.00% Class A          $ 167.56             --                 --            --         6.13%
         Highest contract charge 0.00% Class A         $ 167.56             --                 --            --         6.13%
         All contract charges                                --              1            $    82          2.06%          --
  2005   Lowest contract charge 0.00% Class A          $ 157.88             --                 --            --         4.22%
         Highest contract charge 0.00% Class A         $ 157.88             --                 --            --         4.22%
         All contract charges                                --              1            $   108          0.04%          --
  2004   Lowest contract charge 0.00% Class A          $ 151.49             --                 --            --         7.31%
         Highest contract charge 0.00% Class A         $ 151.49             --                 --            --         7.31%
         All contract charges                                --             --            $    15          0.31%          --
EQ/Evergreen Omega
------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B          $  78.25             --                 --            --       (27.60)%
         Highest contract charge 0.90% Class B         $  71.91             --                 --            --       (28.26)%
         All contract charges                                --            129            $ 9,449          0.61%          --
  2007   Lowest contract charge 0.00% Class B          $ 108.08             --                 --            --        11.33%
         Highest contract charge 0.90% Class B         $ 100.23             --                 --            --        10.32%
         All contract charges                                --            129            $13,009            --           --
  2006   Lowest contract charge 0.00% Class B          $  97.08             --                 --            --         5.87%
         Highest contract charge 0.90% Class B         $  90.85             --                 --            --         4.92%
         All contract charges                                --             93            $ 8,539          2.06%          --
  2005   Lowest contract charge 0.00% Class B          $  91.70             --                 --            --         3.96%
         Highest contract charge 0.90% Class B         $  86.59             --                 --            --         3.03%
         All contract charges                                --            110            $ 9,551          0.04%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Evergreen Omega (Continued)
------------------------------
  2004   Lowest contract charge 0.00% Class B           $  88.21              --                 --            --            7.04%
         Highest contract charge 0.90% Class B          $  84.05              --                 --            --            6.08%
         All contract charges                                 --             117            $ 9,923          0.31%             --
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)       $ 105.99              --                 --            --          (13.83)%
         Highest contract charge 0.90% Class B (f)      $  83.69              --                 --            --          (14.59)%
         All contract charges                                 --              45            $ 3,909          0.62%             --
  2007   Lowest contract charge 0.00% Class B (d)       $ 123.00              --                 --            --            3.43%
         Highest contract charge 0.90% Class B (f)      $  97.99              --                 --            --           (2.01)%
         All contract charges                                 --              24            $ 2,454          1.65%             --
  2006   Lowest contract charge 0.00% Class B (d)       $ 118.92              --                 --            --           12.21%
         Highest contract charge 0.00% Class B (d)      $ 118.92              --                 --            --           12.21%
         All contract charges                                 --               1            $    96          9.35%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 105.99              --                 --            --            5.99%
         Highest contract charge 0.00% Class B (d)      $ 105.99              --                 --            --            5.99%
         All contract charges                                 --              --            $     3          1.39%             --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)       $ 106.70              --                 --            --          (30.66)%
         Highest contract charge 0.90% Class B (f)      $  68.63              --                 --            --          (31.28)%
         All contract charges                                 --             319            $26,043          0.74%             --
  2007   Lowest contract charge 0.00% Class B (b)       $ 153.87              --                 --            --            9.30%
         Highest contract charge 0.90% Class B (f)      $  99.87              --                 --            --           (0.13)%
         All contract charges                                 --             168            $20,185          0.78%             --
  2006   Lowest contract charge 0.00% Class B (b)       $ 140.78              --                 --            --           18.83%
         Highest contract charge 0.00% Class B (b)      $ 140.78              --                 --            --           18.83%
         All contract charges                                 --              30            $ 4,235          1.68%             --
  2005   Lowest contract charge 0.00% Class B (b)       $ 118.47              --                 --            --            4.32%
         Highest contract charge 0.00% Class B (b)      $ 118.47              --                 --            --            4.32%
         All contract charges                                 --              15            $ 1,759          1.20%             --
  2004   Lowest contract charge 0.00% Class B (b)       $ 113.57              --                 --            --           13.62%
         Highest contract charge 0.00% Class B (b)      $ 113.57              --                 --            --           13.62%
         All contract charges                                 --               1            $   138          0.43%             --
EQ/International Core PLUS
--------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 145.03              --                 --            --          (44.69)%
         Highest contract charge 0.60% Class A          $ 109.33              --                 --            --          (45.02)%
         All contract charges                                 --              10            $ 1,280          1.91%             --
  2007   Lowest contract charge 0.00% Class A           $ 262.21              --                 --            --           15.52%
         Highest contract charge 0.60% Class A          $ 198.86              --                 --            --           14.83%
         All contract charges                                 --               3            $   639          0.44%             --
  2006   Lowest contract charge 0.00% Class A           $ 226.98              --                 --            --           19.54%
         Highest contract charge 0.60% Class A          $ 173.18              --                 --            --           18.83%
         All contract charges                                 --               2            $   328          1.55%             --
  2005   Lowest contract charge 0.00% Class A           $ 189.87              --                 --            --           17.42%
         Highest contract charge 0.60% Class A          $ 145.75              --                 --            --           16.72%
         All contract charges                                 --               3            $   399          1.68%             --
  2004   Lowest contract charge 0.00% Class A           $ 161.71              --                 --            --           13.90%
         Highest contract charge 0.60% Class A          $ 124.87              --                 --            --           13.22%
         All contract charges                                 --               3            $   287          1.54%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment         Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                      ------------ -------------------- ------------ ---------------- --------------
EQ/International Core PLUS
--------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)      $  94.65              --                 --            --           (44.86)%
         Highest contract charge 0.90% Class B         $  86.71              --                 --            --           (45.35)%
         All contract charges                                --             150            $13,439          1.91%              --
  2007   Lowest contract charge 0.00% Class B (c)      $ 171.65              --                 --            --            15.23%
         Highest contract charge 0.90% Class B         $ 158.67              --                 --            --            14.18%
         All contract charges                                --              98             16,036          0.44%              --
  2006   Lowest contract charge 0.00% Class B (c)      $ 148.97              --                 --            --            19.24%
         Highest contract charge 0.90% Class B         $ 138.96              --                 --            --            18.17%
         All contract charges                                --              88            $12,570          1.55%              --
  2005   Lowest contract charge 0.00% Class B (c)      $ 124.93              --                 --            --            17.12%
         Highest contract charge 0.90% Class B         $ 117.59              --                 --            --            16.07%
         All contract charges                                --              40            $ 4,756          1.68%              --
  2004   Lowest contract charge 0.00% Class B (c)      $ 106.66              --                 --            --            13.61%
         Highest contract charge 0.90% Class B         $ 101.31              --                 --            --            12.59%
         All contract charges                                --              31            $ 3,240          1.54%              --
EQ/International Growth
-----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)      $ 101.17              --                 --            --           (40.28)%
         Highest contract charge 0.90% Class B (f)     $  62.43              --                 --            --           (40.81)%
         All contract charges                                --             156            $10,229          1.12%              --
  2007   Lowest contract charge 0.00% Class B (d)      $ 169.40              --                 --            --            16.20%
         Highest contract charge 0.90% Class B (f)     $ 105.48              --                 --            --             5.48%
         All contract charges                                --              95            $10,270          1.22%              --
  2006   Lowest contract charge 0.00% Class B (d)      $ 145.78              --                 --            --            25.64%
         Highest contract charge 0.00% Class B (d)     $ 145.78              --                 --            --            25.64%
         All contract charges                                --               1            $    79          1.24%              --
  2005   Lowest contract charge 0.00% Class B (d)      $ 116.03              --                 --            --            16.03%
         Highest contract charge 0.00% Class B (d)     $ 116.03              --                 --            --            16.03%
         All contract charges                                --              --                 --          0.30%              --
EQ/JPMorgan Core Bond (o)
-------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A          $ 111.49              --                 --            --            (8.70)%
         Highest contract charge 0.60% Class A         $ 114.58              --                 --            --            (9.24)%
         All contract charges                                --             177            $19,837          4.36%              --
  2007   Lowest contract charge 0.00% Class A          $ 122.11              --                 --            --             3.35%
         Highest contract charge 0.60% Class A         $ 126.25              --                 --            --             2.73%
         All contract charges                                --             183            $22,459          4.85%              --
  2006   Lowest contract charge 0.00% Class A          $ 118.15              --                 --            --             4.31%
         Highest contract charge 0.60% Class A         $ 122.90              --                 --            --             3.68%
         All contract charges                                --             144            $17,085          5.07%              --
  2005   Lowest contract charge 0.00% Class A          $ 113.28              --                 --            --             2.47%
         Highest contract charge 0.60% Class A         $ 118.54              --                 --            --             1.86%
         All contract charges                                --              99            $11,243          4.69%              --
  2004   Lowest contract charge 0.00% Class A          $ 110.55              --                 --            --             4.36%
         Highest contract charge 0.60% Class A         $ 116.38              --                 --            --             3.73%
         All contract charges                                --              50            $ 5,596          4.75%              --
EQ/JPMorgan Core Bond (o)
-------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)      $ 116.70              --                 --            --            (8.93)%
         Highest contract charge 0.90% Class B         $ 132.92              --                 --            --            (9.76)%
         All contract charges                                --             231            $30,469          4.36%              --
  2007   Lowest contract charge 0.00% Class B (c)      $ 128.15              --                 --            --             3.11%
         Highest contract charge 0.90% Class B         $ 147.29              --                 --            --             2.17%
         All contract charges                                --             266             39,114          4.85%              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/JPMorgan Core Bond (o) (Continued)
-------------------------------------
  2006   Lowest contract charge 0.00% Class B (c)     $ 124.29             --                 --            --            4.06%
         Highest contract charge 0.90% Class B        $ 144.16             --                 --            --            3.13%
         All contract charges                               --            225            $32,545          5.07%             --
  2005   Lowest contract charge 0.00% Class B (c)     $ 119.44             --                 --            --            2.22%
         Highest contract charge 0.90% Class B        $ 139.79             --                 --            --            1.30%
         All contract charges                               --            162            $22,802          4.69%             --
  2004   Lowest contract charge 0.00% Class B (c)     $ 116.85             --                 --            --            4.10%
         Highest contract charge 0.90% Class B        $ 138.00             --                 --            --            3.16%
         All contract charges                               --             80            $11,132          4.75%             --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class A         $ 115.83             --                 --            --          (39.62)%
         Highest contract charge 0.00% Class A        $ 115.83             --                 --            --          (39.62)%
         All contract charges                               --              5            $   506          1.78%             --
  2007   Lowest contract charge 0.00% Class A         $ 191.85             --                 --            --           (0.96)%
         Highest contract charge 0.00% Class A        $ 191.85             --                 --            --           (0.96)%
         All contract charges                               --              6            $   923          1.37%             --
  2006   Lowest contract charge 0.00% Class A         $ 193.71             --                 --            --           20.68%
         Highest contract charge 0.00% Class A        $ 193.71             --                 --            --           20.68%
         All contract charges                               --              2            $   361          4.75%             --
  2005   Lowest contract charge 0.00% Class A         $ 160.51             --                 --            --            4.18%
         Highest contract charge 0.00% Class A        $ 160.51             --                 --            --            4.18%
         All contract charges                               --              1            $   214          1.55%             --
  2004   Lowest contract charge 0.00% Class A         $ 154.06             --                 --            --           11.16%
         Highest contract charge 0.00% Class A        $ 154.06             --                 --            --           11.16%
         All contract charges                               --             --            $    53          1.28%             --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 109.02             --                 --            --          (39.77)%
         Highest contract charge 0.90% Class B        $  98.11             --                 --            --          (40.32)%
         All contract charges                               --            209            $20,946          1.78%             --
  2007   Lowest contract charge 0.00% Class B         $ 181.02             --                 --            --           (1.21)%
         Highest contract charge 0.90% Class B        $ 164.38             --                 --            --           (2.10)%
         All contract charges                               --            245            $41,272          1.37%             --
  2006   Lowest contract charge 0.00% Class B         $ 183.24             --                 --            --           20.38%
         Highest contract charge 0.90% Class B        $ 167.91             --                 --            --           19.30%
         All contract charges                               --            250            $42,875          4.75%             --
  2005   Lowest contract charge 0.00% Class B         $ 152.22             --                 --            --            3.92%
         Highest contract charge 0.90% Class B        $ 140.75             --                 --            --            2.99%
         All contract charges                               --            236            $33,648          1.55%             --
  2004   Lowest contract charge 0.00% Class B         $ 146.48             --                 --            --           10.88%
         Highest contract charge 0.90% Class B        $ 136.67             --                 --            --            9.88%
         All contract charges                               --            249            $34,012          1.28%             --
EQ/Large Cap Core PLUS
----------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 112.49             --                 --            --          (37.18)%
         Highest contract charge 0.60% Class A        $  82.28             --                 --            --          (37.56)%
         All contract charges                               --              2            $   228          0.36%             --
  2007   Lowest contract charge 0.00% Class A         $ 179.08             --                 --            --            4.16%
         Highest contract charge 0.60% Class A        $ 131.77             --                 --            --            3.53%
         All contract charges                               --             --            $   164          1.29%             --
  2006   Lowest contract charge 0.00% Class A         $ 171.93             --                 --            --           13.21%
         Highest contract charge 0.60% Class A        $ 127.28             --                 --            --           12.53%
         All contract charges                               --             --            $    73          0.88%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
EQ/Large Cap Core PLUS (Continued)
----------------------------------
  2005   Lowest contract charge 0.00% Class A      $ 151.87              --                --            --            7.46%
         Highest contract charge 0.60% Class A     $ 113.10              --                --            --            6.82%
         All contract charges                            --               1          $     75          0.53%             --
  2004   Lowest contract charge 0.00% Class A      $ 141.33              --                --            --           11.68%
         Highest contract charge 0.60% Class A     $ 105.89              --                --            --           11.01%
         All contract charges                            --              --          $      8          0.57%             --
EQ/Large Cap Core PLUS
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $  73.01              --                --            --          (37.41)%
         Highest contract charge 0.90% Class B     $  66.96              --                --            --          (37.97)%
         All contract charges                            --             102          $  7,038          0.36%             --
  2007   Lowest contract charge 0.00% Class B      $ 116.64              --                --            --            3.88%
         Highest contract charge 0.90% Class B     $ 107.94              --                --            --            2.95%
         All contract charges                            --             109          $ 12,127          1.29%             --
  2006   Lowest contract charge 0.00% Class B      $ 112.28              --                --            --           12.94%
         Highest contract charge 0.90% Class B     $ 104.85              --                --            --           11.93%
         All contract charges                            --             114          $ 12,320          0.88%             --
  2005   Lowest contract charge 0.00% Class B      $  99.41              --                --            --            7.19%
         Highest contract charge 0.90% Class B     $  93.68              --                --            --            6.23%
         All contract charges                            --             120          $ 11,578          0.53%             --
  2004   Lowest contract charge 0.00% Class B      $  92.74              --                --            --           11.40%
         Highest contract charge 0.90% Class B     $  88.18              --                --            --           10.40%
         All contract charges                            --             121          $ 10,876          0.57%             --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $ 112.82              --                --            --          (36.18)%
         Highest contract charge 0.60% Class A     $  78.82              --                --            --          (36.56)%
         All contract charges                            --              50          $  5,531          0.16%             --
  2007   Lowest contract charge 0.00% Class A      $ 176.77              --                --            --           14.27%
         Highest contract charge 0.60% Class A     $ 124.25              --                --            --           13.57%
         All contract charges                            --              43          $  7,435          0.00%             --
  2006   Lowest contract charge 0.00% Class A      $ 154.70              --                --            --           (0.28)%
         Highest contract charge 0.60% Class A     $ 109.40              --                --            --           (0.88)%
         All contract charges                            --              38          $  5,696            --              --
  2005   Lowest contract charge 0.00% Class A      $ 155.14              --                --            --           15.22%
         Highest contract charge 0.60% Class A     $ 110.37              --                --            --           14.53%
         All contract charges                            --              25          $  3,748            --              --
  2004   Lowest contract charge 0.00% Class A      $ 134.65              --                --            --            8.66%
         Highest contract charge 0.60% Class A     $  96.37              --                --            --            8.00%
         All contract charges                            --              15          $  2,066            --              --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $  56.63              --                --            --          (36.26)%
         Highest contract charge 0.90% Class B     $  51.93              --                --            --          (36.84)%
         All contract charges                            --           1,305          $ 70,031          0.16%             --
  2007   Lowest contract charge 0.00% Class B      $  88.85              --                --            --           13.98%
         Highest contract charge 0.90% Class B     $  82.22              --                --            --           12.94%
         All contract charges                            --           1,309          $110,980          0.00%             --
  2006   Lowest contract charge 0.00% Class B      $  77.95              --                --            --           (0.54)%
         Highest contract charge 0.90% Class B     $  72.80              --                --            --           (1.43)%
         All contract charges                            --           1,349          $100,743            --              --
  2005   Lowest contract charge 0.00% Class B      $  78.38              --                --            --           14.93%
         Highest contract charge 0.90% Class B     $  73.86              --                --            --           13.90%
         All contract charges                            --           1,428          $107,944            --              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/Large Cap Growth Index (Continued)
-------------------------------------
  2004   Lowest contract charge 0.00% Class B         $  68.20               --                --            --            8.38%
         Highest contract charge 0.90% Class B        $  64.84               --                --            --            7.41%
         All contract charges                               --            1,445          $ 95,487            --              --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 129.25               --                --            --          (37.26)%
         Highest contract charge 0.60% Class A        $  83.78               --                --            --          (37.64)%
         All contract charges                               --               43          $  5,006          0.12%             --
  2007   Lowest contract charge 0.00% Class A         $ 206.02               --                --            --           15.75%
         Highest contract charge 0.60% Class A        $ 134.35               --                --            --           15.05%
         All contract charges                               --               38          $  7,370          0.37%             --
  2006   Lowest contract charge 0.00% Class A         $ 177.99               --                --            --            8.04%
         Highest contract charge 0.60% Class A        $ 116.78               --                --            --            7.40%
         All contract charges                               --               27          $  4,679            --              --
  2005   Lowest contract charge 0.00% Class A         $ 164.74               --                --            --            9.36%
         Highest contract charge 0.60% Class A        $ 108.73               --                --            --            8.71%
         All contract charges                               --               21          $  3,303            --              --
  2004   Lowest contract charge 0.00% Class A         $ 150.63               --                --            --           12.90%
         Highest contract charge 0.60% Class A        $ 100.02               --                --            --           12.23%
         All contract charges                               --               13          $  1,988            --              --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 122.89               --                --            --          (38.23)%
         Highest contract charge 0.90% Class B        $ 110.58               --                --            --          (38.79)%
         All contract charges                               --              907          $101,392          0.12%             --
  2007   Lowest contract charge 0.00% Class B         $ 198.96               --                --            --           15.62%
         Highest contract charge 0.90% Class B        $ 180.67               --                --            --           14.58%
         All contract charges                               --              975          $177,887          0.37%             --
  2006   Lowest contract charge 0.00% Class B         $ 172.08               --                --            --            7.78%
         Highest contract charge 0.90% Class B        $ 157.68               --                --            --            6.81%
         All contract charges                               --            1,019          $161,821            --              --
  2005   Lowest contract charge 0.00% Class B         $ 159.66               --                --            --            9.03%
         Highest contract charge 0.90% Class B        $ 147.63               --                --            --            8.05%
         All contract charges                               --            1,128          $167,214            --              --
  2004   Lowest contract charge 0.00% Class B         $ 146.44               --                --            --           12.62%
         Highest contract charge 0.90% Class B        $ 136.63               --                --            --           11.61%
         All contract charges                               --            1,240          $169,470            --              --
EQ/Large Cap Value Index
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)     $  40.02               --                --            --          (56.60)%
         Highest contract charge 0.90% Class A (f)    $  39.41               --                --            --          (56.99)%
         All contract charges                               --               29          $  1,141          2.15%             --
  2007   Lowest contract charge 0.00% Class A (f)     $  92.22               --                --            --           (7.78)%
         Highest contract charge 0.90% Class A (f)    $  91.63               --                --            --           (8.37)%
         All contract charges                               --               12          $  1,140          0.00%             --
EQ/Large Cap Value Index
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (e)     $  46.45               --                --            --          (56.70)%
         Highest contract charge 0.90% Class B (f)    $  39.25               --                --            --          (57.09)%
         All contract charges                               --               11          $    506          2.15%             --
  2007   Lowest contract charge 0.00% Class B (e)     $ 107.28               --                --            --           (5.93)%
         Highest contract charge 0.90% Class B (f)    $  91.47               --                --            --           (8.53)%
         All contract charges                               --                6          $    641          0.00%             --
  2006   Lowest contract charge 0.00% Class B (e)     $ 114.04               --                --            --            6.83%
         Highest contract charge 0.00% Class B (e)    $ 114.04               --                --            --            6.83%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                      ------------ -------------------- ------------ ---------------- -------------
EQ/Large Cap Value Index (Continued)
------------------------------------
         All contract charges
  2005   Lowest contract charge 0.00% Class B (e)            --               3          $    286          0.05%           --
         Highest contract charge 0.00% Class B (e)     $ 106.74              --                --            --          6.74%
         All contract charges                          $ 106.74              --                --            --          6.74%
EQ/Large Cap Value PLUS (l) (q)                              --              --          $     16            --            --
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A          $ 113.43              --                --            --        (43.00)%
         Highest contract charge 0.90% Class A         $  90.87              --                --            --        (43.52)%
         All contract charges                                --           3,016          $282,961          3.01%          --
  2007   Lowest contract charge 0.00% Class A          $ 199.01              --                --            --         (2.94)%
         Highest contract charge 0.90% Class A         $ 160.89              --                --            --         (3.30)%
         All contract charges                                --           3,519          $ 71,098          2.48%          --
  2006   Lowest contract charge 0.00% Class A          $ 207.97              --                --            --         21.70%
         Highest contract charge 0.60% Class A         $ 152.45              --                --            --         20.97%
         All contract charges                                               175          $ 35,192          1.69%
  2005   Lowest contract charge 0.00% Class A          $ 170.89              --                --            --          5.70%
         Highest contract charge 0.60% Class A         $ 126.02              --                --            --          5.07%
         All contract charges                                --             125          $ 20,695          1.22%          --
  2004   Lowest contract charge 0.00% Class A          $ 161.68              --                --            --         13.73%
         Highest contract charge 0.60% Class A         $ 119.95              --                --            --         13.04%
         All contract charges                                --              74          $ 11,738          1.42%          --
EQ/Large Cap Value PLUS (l) (q)
-------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B          $  85.09              --                --            --        (43.33)%
         Highest contract charge 0.90% Class B         $  90.26              --                --            --        (43.84)%
         All contract charges                                --           1,081          $100,115          3.01%          --
  2007   Lowest contract charge 0.00% Class B          $ 150.15              --                --            --         (4.55)%
         Highest contract charge 0.90% Class B         $ 160.72              --                --            --         (5.41)%
         All contract charges                                --           1,181          $702,530          2.48%          --
  2006   Lowest contract charge 0.00% Class B          $ 157.30              --                --            --         21.39%
         Highest contract charge 0.90% Class B         $ 169.92              --                --            --         20.30%
         All contract charges                                --           1,592          $270,942          1.69%          --
  2005   Lowest contract charge 0.00% Class B          $ 129.59              --                --            --          5.43%
         Highest contract charge 0.90% Class B         $ 141.25              --                --            --          4.49%
         All contract charges                                --           1,522          $214,562          1.22%          --
  2004   Lowest contract charge 0.00% Class B          $ 122.91              --                --            --         13.44%
         Highest contract charge 0.90% Class B         $ 135.18              --                --            --         12.42%
         All contract charges                                --           1,425          $191,881          1.42%           --
EQ/Long Term Bond
-----------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)      $ 111.98              --                --            --          5.26%
         Highest contract charge 0.90% Class A (f)     $ 110.27              --                --            --          4.31%
         All contract charges                                --              17          $  1,886          7.04%           --
  2007   Lowest contract charge 0.00% Class A (f)      $ 106.38              --                --            --          6.38%
         Highest contract charge 0.90% Class A (f)     $ 105.71              --                --            --          5.71%
         All contract charges                                --               7          $    712          9.67%           --
EQ/Long Term Bond
-----------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)      $ 115.85              --                --            --          5.00%
         Highest contract charge 0.90% Class B (f)     $ 109.80              --                --            --          4.06%
         All contract charges                                --              11          $  1,283          7.04%           --
  2007   Lowest contract charge 0.00% Class B (d)      $ 110.33              --                --            --          7.40%
         Highest contract charge 0.90% Class B (f)     $ 105.52              --                --            --          5.52%
         All contract charges                                --               7          $    674          9.67%           --
  2006   Lowest contract charge 0.00% Class B (d)      $ 102.73              --                --            --          1.82%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                  Years Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                            Unit             Units         Net Assets     Investment        Total
                                                         Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                        ------------ -------------------- ------------ ---------------- ------------
EQ/Long Term Bond (Continued)
-----------------------------
         Highest contract charge 0.00% Class B (d)      $ 102.73            --                 --             --            1.82%
         All contract charges                                 --             1             $   66           6.25%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 100.89            --                 --             --            0.89%
         Highest contract charge 0.00% Class B (d)      $ 100.89            --                 --             --            0.89%
         All contract charges                                 --            --             $    7             --              --
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)       $  63.33            --                 --             --          (36.40)%
         Highest contract charge 0.90% Class A (f)      $  62.36            --                 --             --          (36.98)%
         All contract charges                                 --            10             $  631           2.23%             --
  2007   Lowest contract charge 0.00% Class A (f)       $  99.57            --                 --             --           (0.43)%
         Highest contract charge 0.90% Class A (f)      $  98.95            --                 --             --           (1.05)%
         All contract charges                                 --             4             $  371           2.77%             --
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)       $  82.28            --                 --             --          (36.56)%
         Highest contract charge 0.90% Class B (f)      $  62.09            --                 --             --          (37.14)%
         All contract charges                                 --             5             $  359           2.23%             --
  2007   Lowest contract charge 0.00% Class B (d)       $ 129.70            --                 --             --            3.48%
         Highest contract charge 0.90% Class B (f)      $  98.77            --                 --             --           (1.23)%
         All contract charges                                 --             3             $  284           2.77%             --
  2006   Lowest contract charge 0.00% Class B (d)       $ 125.34            --                 --             --           17.21%
         Highest contract charge 0.00% Class B (d)      $ 125.34            --                 --             --           17.21%
         All contract charges                                 --             1             $   79           1.43%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 106.94            --                 --             --            6.94%
         Highest contract charge 0.00% Class B (d)      $ 106.94            --                 --             --            6.94%
         All contract charges                                 --            --             $    8           0.05%             --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)       $  72.08            --                 --             --          (30.79)%
         Highest contract charge 0.90% Class A (f)      $  70.98            --                 --             --          (31.41)%
         All contract charges                                 --            40             $2,885           1.76%             --
  2007   Lowest contract charge 0.00% Class A (f)       $ 104.14            --                 --             --            4.14%
         Highest contract charge 0.90% Class A (f)      $ 103.48            --                 --             --            3.48%
         All contract charges                                 --            11             $1,127           3.25%             --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)       $  91.75            --                 --             --          (30.97)%
         Highest contract charge 0.90% Class B (f)      $  70.66            --                 --             --          (31.60)%
         All contract charges                                 --            14             $1,116           1.76%             --
  2007   Lowest contract charge 0.00% Class B (d)       $ 132.91            --                 --             --           10.68%
         Highest contract charge 0.90% Class B (f)      $ 103.30            --                 --             --            3.30%
         All contract charges                                 --             4             $  465           3.25%             --
  2006   Lowest contract charge 0.00% Class B (d)       $ 120.09            --                 --             --           12.69%
         Highest contract charge 0.00% Class B (d)      $ 120.09            --                 --             --           12.69%
         All contract charges                                 --            --             $   23           1.70%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 106.57            --                 --             --            6.57%
         Highest contract charge 0.00% Class B (d)      $ 106.57            --                 --             --            6.57%
         All contract charges                                 --            --             $    1             --              --
EQ/Lord Abbett Mid Cap Value (n)
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)       $  56.55            --                 --             --          (38.81)%
         Highest contract charge 0.90% Class A (f)      $  55.69            --                 --             --          (39.36)%
         All contract charges                                 --           235           $ 13,237           1.65%             --
  2007   Lowest contract charge 0.00% Class A (f)       $  92.41            --                 --             --           (7.59)%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements

December 31, 2008


8.  Accumulation Unit Values


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Lord Abbett Mid Cap Value (n) (Continued)
--------------------------------------------
         Highest contract charge 0.90% Class A (f)      $  91.83             --                 --            --           (8.17)%
         All contract charges                                 --            243           $ 22,484          1.80%             --
EQ/Lord Abbett Mid Cap Value (n)
--------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (d)       $  77.64             --                 --            --          (38.96)%
         Highest contract charge 0.00% Class B (d)      $  77.64             --                 --            --          (38.96)%
         All contract charges                                 --              8           $    641          1.65%             --
  2007   Lowest contract charge 0.00% Class B (d)       $ 127.19             --                 --            --            0.58%
         Highest contract charge 0.00% Class B (d)      $ 127.19             --                 --            --            0.58%
         All contract charges                                 --              4           $    499          1.80%             --
  2006   Lowest contract charge 0.00% Class B (d)       $ 126.46             --                 --            --           12.43%
         Highest contract charge 0.00% Class B (d)      $ 126.46             --                 --            --           12.43%
         All contract charges                                 --              1           $    148          1.41%             --
  2005   Lowest contract charge 0.00% Class B (d)       $ 112.49             --                 --            --           12.49%
         Highest contract charge 0.00% Class B (d)      $ 112.49             --                 --            --           12.49%
         All contract charges                                 --             --           $     21          0.39%             --
EQ/Marsico Focus
----------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 117.39             --                 --            --          (40.15)%
         Highest contract charge 0.60% Class A          $ 113.75             --                 --            --          (40.51)%
         All contract charges                                 --            232           $ 26,902          1.01%             --
  2007   Lowest contract charge 0.00% Class A           $ 196.14             --                 --            --           14.33%
         Highest contract charge 0.60% Class A          $ 191.21             --                 --            --           13.64%
         All contract charges                                 --            198           $ 38,456          0.24%             --
  2006   Lowest contract charge 0.00% Class A           $ 171.56             --                 --            --            9.59%
         Highest contract charge 0.60% Class A          $ 168.26             --                 --            --            8.94%
         All contract charges                                 --            166           $ 28,114          0.79%             --
  2005   Lowest contract charge 0.00% Class A           $ 156.54             --                 --            --           10.98%
         Highest contract charge 0.60% Class A          $ 154.45             --                 --            --           10.31%
         All contract charges                                 --            112           $ 17,408          0.02%             --
  2004   Lowest contract charge 0.00% Class A           $ 141.05             --                 --            --           10.79%
         Highest contract charge 0.60% Class A          $ 140.01             --                 --            --           10.12%
         All contract charges                                 --             67           $  9,512            --              --
EQ/Marsico Focus
----------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B           $ 112.22             --                 --            --          (40.29)%
         Highest contract charge 0.90% Class B          $ 105.11             --                 --            --          (40.83)%
         All contract charges                                 --            803           $ 86,963          1.01%             --
  2007   Lowest contract charge 0.00% Class B           $ 187.95             --                 --            --           14.05%
         Highest contract charge 0.90% Class B          $ 177.63             --                 --            --           13.01%
         All contract charges                                 --            778           $141,730          0.24%             --
  2006   Lowest contract charge 0.00% Class B           $ 164.80             --                 --            --            9.32%
         Highest contract charge 0.90% Class B          $ 157.18             --                 --            --            8.34%
         All contract charges                                 --            777           $124,514          0.79%             --
  2005   Lowest contract charge 0.00% Class B           $ 150.75             --                 --            --           10.70%
         Highest contract charge 0.90% Class B          $ 145.08             --                 --            --            9.71%
         All contract charges                                 --            684           $100,695          0.02%             --
  2004   Lowest contract charge 0.00% Class B           $ 136.17             --                 --            --           10.51%
         Highest contract charge 0.90% Class B          $ 132.24             --                 --            --            9.52%
         All contract charges                                 --            594           $ 79,394            --              --
EQ/Mid Cap Index
----------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 119.31             --                 --            --          (49.16)%
         Highest contract charge 0.60% Class A          $  85.85             --                 --            --          (49.46)%
         All contract charges                                 --            116           $ 13,496          0.91%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
EQ/Mid Cap Index (Continued)
----------------------------
  2007   Lowest contract charge 0.00% Class A      $ 234.66             --                 --            --            8.30%
         Highest contract charge 0.60% Class A     $ 169.87             --                 --            --            7.66%
         All contract charges                            --            105           $ 24,003            --              --
  2006   Lowest contract charge 0.00% Class A      $ 216.67             --                 --            --           11.81%
         Highest contract charge 0.60% Class A     $ 157.79             --                 --            --           11.14%
         All contract charges                            --             95           $ 19,943          3.32%             --
  2005   Lowest contract charge 0.00% Class A      $ 193.78             --                 --            --            6.63%
         Highest contract charge 0.60% Class A     $ 141.98             --                 --            --            5.99%
         All contract charges                            --             71           $ 13,402          7.62%             --
  2004   Lowest contract charge 0.00% Class A      $ 181.73             --                 --            --           16.32%
         Highest contract charge 0.60% Class A     $ 133.95             --                 --            --           15.62%
         All contract charges                            --             44           $  7,793          2.45%             --
EQ/Mid Cap Index
----------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $  76.78             --                 --            --          (49.29)%
         Highest contract charge 0.90% Class B     $  71.21             --                 --            --          (49.74)%
         All contract charges                            --            705           $ 51,770          0.91%             --
  2007   Lowest contract charge 0.00% Class B      $ 151.40             --                 --            --            8.03%
         Highest contract charge 0.90% Class B     $ 141.69             --                 --            --            7.06%
         All contract charges                            --            753           $109,736            --              --
  2006   Lowest contract charge 0.00% Class B      $ 140.14             --                 --            --           11.52%
         Highest contract charge 0.90% Class B     $ 132.35             --                 --            --           10.52%
         All contract charges                            --            765           $103,634          3.32%             --
  2005   Lowest contract charge 0.00% Class B      $ 125.66             --                 --            --            6.37%
         Highest contract charge 0.90% Class B     $ 119.75             --                 --            --            5.41%
         All contract charges                            --            794           $ 96,918          7.62%             --
  2004   Lowest contract charge 0.00% Class B      $ 118.14             --                 --            --           16.03%
         Highest contract charge 0.90% Class B     $ 113.60             --                 --            --           14.98%
         All contract charges                            --            761           $ 87,965          2.45%             --
EQ/Mid Cap Value PLUS
---------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $ 128.00             --                 --            --          (39.07)%
         Highest contract charge 0.60% Class A     $  92.94             --                 --            --          (39.44)%
         All contract charges                            --            129           $ 15,856          1.43%             --
  2007   Lowest contract charge 0.00% Class A      $ 210.08             --                 --            --           (1.27)%
         Highest contract charge 0.60% Class A     $ 153.47             --                 --            --           (1.86)%
         All contract charges                            --            133           $ 26,773          1.02%             --
  2006   Lowest contract charge 0.00% Class A      $ 212.78             --                 --            --           12.76%
         Highest contract charge 0.60% Class A     $ 156.38             --                 --            --           12.09%
         All contract charges                            --            118           $ 24,183          0.33%             --
  2005   Lowest contract charge 0.00% Class A      $ 188.70             --                 --            --           11.60%
         Highest contract charge 0.60% Class A     $ 139.52             --                 --            --           10.93%
         All contract charges                            --             90           $ 16,524          4.79%             --
  2004   Lowest contract charge 0.00% Class A      $ 169.09             --                 --            --           18.14%
         Highest contract charge 0.60% Class A     $ 125.77             --                 --            --           17.43%
         All contract charges                            --             50           $  8,171          2.56%             --
EQ/Mid Cap Value PLUS
---------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $ 119.04             --                 --            --          (39.56)%
         Highest contract charge 0.90% Class B     $ 107.12             --                 --            --          (40.11)%
         All contract charges                            --          1,023           $114,073          1.43%             --
  2007   Lowest contract charge 0.00% Class B      $ 196.96             --                 --            --           (1.60)%
         Highest contract charge 0.90% Class B     $ 178.86             --                 --            --           (2.49)%
         All contract charges                            --          1,200           $222,789          1.02%             --
  2006   Lowest contract charge 0.00% Class B      $ 200.16             --                 --            --           12.48%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
EQ/Mid Cap Value PLUS (Continued)
---------------------------------
         Highest contract charge 0.90% Class B        $ 183.42              --                --            --         11.47%
         All contract charges                               --           1,351          $256,266          0.33%           --
  2005   Lowest contract charge 0.00% Class B         $ 177.95              --                --            --         11.32%
         Highest contract charge 0.90% Class B        $ 164.54              --                --            --         10.32%
         All contract charges                               --           1,444          $244,882          4.79%           --
  2004   Lowest contract charge 0.00% Class B         $ 159.85              --                --            --         17.85%
         Highest contract charge 0.90% Class B        $ 149.15              --                --            --         16.79%
         All contract charges                               --           1,372          $210,017          2.56%           --
EQ/Money Market
---------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 171.41              --                --            --          2.36%
         Highest contract charge 0.90% Class A        $ 160.16              --                --            --          1.44%
         All contract charges                               --           2,010          $402,756          2.30%           --
  2007   Lowest contract charge 0.00% Class A         $ 167.45              --                --            --          4.98%
         Highest contract charge 0.90% Class A        $ 157.88              --                --            --          4.03%
         All contract charges                               --           1,984          $391,569          4.81%           --
  2006   Lowest contract charge 0.00% Class A         $ 159.51              --                --            --          4.73%
         Highest contract charge 0.90% Class A        $ 151.77              --                --            --          3.79%
         All contract charges                               --           1,534          $296,025          4.67%           --
  2005   Lowest contract charge 0.00% Class A         $ 152.31              --                --            --          2.88%
         Highest contract charge 0.90% Class A        $ 146.23              --                --            --          1.96%
         All contract charges                               --           1,265          $242,248          2.82%           --
  2004   Lowest contract charge 0.00% Class A         $ 148.04              --                --            --          1.03%
         Highest contract charge 0.90% Class A        $ 143.42              --                --            --          0.12%
         All contract charges                               --           1,338          $249,556          0.94%           --
EQ/Money Market
---------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $ 131.49              --                --            --         2.11%
         Highest contract charge 0.90% Class B        $ 125.74              --                --            --         1.19%
         All contract charges                               --             525          $ 68,250          2.30%          --
  2007   Lowest contract charge 0.00% Class B (c)     $ 128.77              --                --            --         4.71%
         Highest contract charge 0.90% Class B        $ 124.26              --                --            --         3.77%
         All contract charges                               --             444          $ 55,923          4.81%          --
  2006   Lowest contract charge 0.00% Class B (c)     $ 122.98              --                --            --         4.48%
         Highest contract charge 0.90% Class B        $ 119.75              --                --            --         3.55%
         All contract charges                               --             458          $ 56,595          4.67%          --
  2005   Lowest contract charge 0.00% Class B (c)     $ 117.70              --                --            --         2.62%
         Highest contract charge 0.90% Class B        $ 115.65              --                --            --         1.70%
         All contract charges                               --             484          $ 56,793          2.82%          --
  2004   Lowest contract charge 0.00% Class B (c)     $ 114.69              --                --            --         0.30%
         Highest contract charge 0.90% Class B        $ 113.71              --                --            --        (0.13)%
         All contract charges                               --             595          $ 69,122          0.94%          --
EQ/Montag and Caldwell Growth
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)     $  78.71              --                --            --       (32.74)%
         Highest contract charge 0.90% Class A (f)    $  77.51              --                --            --       (33.34)%
         All contract charges                               --              76          $  5,897          0.43%          --
  2007   Lowest contract charge 0.00% Class A (f)     $ 117.02              --                --            --        17.02%
         Highest contract charge 0.90% Class A (f)    $ 116.28              --                --            --        16.28%
         All contract charges                               --              29          $  3,428          1.15%          --
EQ/Montag and Caldwell Growth
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)     $  96.84              --                --            --       (32.89)%
         Highest contract charge 0.90% Class B (f)    $  77.20              --                --            --       (33.49)%
         All contract charges                               --              49          $  4,194          0.43%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                  Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment         Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Montag and Caldwell Growth (Continued)
-----------------------------------------
  2007   Lowest contract charge 0.00% Class B (b)      $ 144.30              --                 --            --             20.81%
         Highest contract charge 0.90% Class B (f)     $ 116.08              --                 --            --             (2.81)%
         All contract charges                                --              13           $  1,734          1.15%               --
  2006   Lowest contract charge 0.00% Class B (b)      $ 119.44              --                 --            --              7.95%
         Highest contract charge 0.00% Class B (b)     $ 119.44              --                 --            --              7.95%
         All contract charges                                --               4           $    472          0.26%               --
  2005   Lowest contract charge 0.00% Class B (b)      $ 110.64              --                 --            --              5.40%
         Highest contract charge 0.00% Class B (b)     $ 110.64              --                 --            --              5.40%
         All contract charges                                --               2           $    179          0.46%               --
  2004   Lowest contract charge 0.00% Class B (b)      $ 104.97              --                 --            --              8.03%
         Highest contract charge 0.00% Class B (b)     $ 104.97              --                 --            --              8.03%
         All contract charges                                --              --           $      3          0.29%               --
EQ/PIMCO Real Return
--------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)      $ 107.64              --                 --            --             (4.05)%
         Highest contract charge 0.90% Class B (f)     $ 102.88              --                 --            --             (4.91)%
         All contract charges                                --             293           $ 30,513          3.91%               --
  2007   Lowest contract charge 0.00% Class B (d)      $ 112.18              --                 --            --             11.48%
         Highest contract charge 0.90% Class B (f)     $ 108.19              --                 --            --              8.19%
         All contract charges                                --              51           $  5,615          7.67%               --
  2006   Lowest contract charge 0.00% Class B (d)      $ 100.63              --                 --            --              0.39%
         Highest contract charge 0.00% Class B (d)     $ 100.63              --                 --            --              0.39%
         All contract charges                                --               3           $    312          7.36%               --
  2005   Lowest contract charge 0.00% Class B (d)      $ 100.24              --                 --            --              0.24%
         Highest contract charge 0.00% Class B (d)     $ 100.24              --                 --            --              0.24%
         All contract charges                                --              --           $     19          0.84%               --
EQ/Quality Bond PLUS
--------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A          $ 210.91              --                 --            --             (6.33)%
         Highest contract charge 0.90% Class A         $ 173.33              --                 --            --             (7.17)%
         All contract charges                                --             486           $ 93,036          5.68%               --
  2007   Lowest contract charge 0.00% Class A          $ 225.16              --                 --            --              4.80%
         Highest contract charge 0.90% Class A         $ 186.72              --                 --            --              3.85%
         All contract charges                                --             495           $101,225          5.08%               --
  2006   Lowest contract charge 0.00% Class A          $ 214.84              --                 --            --              4.09%
         Highest contract charge 0.90% Class A         $ 179.79              --                 --            --              3.16%
         All contract charges                                --             520           $101,691          4.03%               --
  2005   Lowest contract charge 0.00% Class A          $ 206.40              --                 --            --              2.25%
         Highest contract charge 0.90% Class A         $ 174.29              --                 --            --              1.34%
         All contract charges                                --             564           $106,367          3.88%               --
  2004   Lowest contract charge 0.00% Class A          $ 201.85              --                 --            --              4.01%
         Highest contract charge 0.90% Class A         $ 171.99              --                 --            --              3.07%
         All contract charges                                --             594           $109,740          3.76%               --
EQ/Quality Bond PLUS
--------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)      $ 143.26              --                 --            --            (6.55)%
         Highest contract charge 0.90% Class B         $ 133.03              --                 --            --            (7.39)%
         All contract charges                                --             194            $26,200          5.68%              --
  2007   Lowest contract charge 0.00% Class B (c)      $ 153.30              --                 --            --             4.54%
         Highest contract charge 0.90% Class B         $ 143.64              --                 --            --             3.59%
         All contract charges                                --             210            $30,448          5.08%              --
  2006   Lowest contract charge 0.00% Class B (c)      $ 146.64              --                 --            --             3.82%
         Highest contract charge 0.90% Class B         $ 138.66              --                 --            --             2.89%
         All contract charges                                --             226            $31,598          4.03%              --
  2005   Lowest contract charge 0.00% Class B (c)      $ 141.24              --                 --            --             2.00%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Quality Bond PLUS (Continued)
--------------------------------
         Highest contract charge 0.90% Class B         $ 134.77             --                 --            --            1.08%
         All contract charges                                --            235            $31,831          3.88%             --
  2004   Lowest contract charge 0.00% Class B (c)      $ 138.48             --                 --            --            3.75%
         Highest contract charge 0.90% Class B         $ 133.32             --                 --            --            2.81%
         All contract charges                                --            235            $31,367          3.76%             --
EQ/Short Duration Bond
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)      $ 102.15             --                 --            --           (1.75)%
         Highest contract charge 0.90% Class A (f)     $ 100.59             --                 --            --           (2.64)%
         All contract charges                                --             21            $ 2,115          7.46%             --
  2007   Lowest contract charge 0.00% Class A (f)      $ 103.97             --                 --            --            3.97%
         Highest contract charge 0.90% Class A (f)     $ 103.32             --                 --            --            3.32%
         All contract charges                                --              7            $   817          7.61%             --
EQ/Short Duration Bond
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)      $ 108.04             --                 --            --           (2.00)%
         Highest contract charge 0.90% Class B (f)     $ 100.16             --                 --            --           (2.89)%
         All contract charges                                --              7            $   717          7.46%             --
  2007   Lowest contract charge 0.00% Class B (d)      $ 110.25             --                 --            --            5.32%
         Highest contract charge 0.90% Class B (f)     $ 103.14             --                 --            --            3.14%
         All contract charges                                --              4            $   468          7.61%             --
  2006   Lowest contract charge 0.00% Class B (d)      $ 104.68             --                 --            --            3.96%
         Highest contract charge 0.00% Class B (d)     $ 104.68             --                 --            --            3.96%
         All contract charges                                --              1            $    62          6.98%             --
  2005   Lowest contract charge 0.00% Class B (d)      $ 100.69             --                 --            --            0.69%
         Highest contract charge 0.00% Class B (d)     $ 100.69             --                 --            --            0.69%
         All contract charges                                --             --            $     3            --              --
EQ/Small Company Index
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A          $ 154.05             --                 --            --          (33.96)%
         Highest contract charge 0.90% Class A         $ 128.69             --                 --            --          (34.56)%
         All contract charges                                --            207            $29,618          1.04%             --
  2007   Lowest contract charge 0.00% Class A          $ 233.27             --                 --            --           (1.60)%
         Highest contract charge 0.90% Class A         $ 196.66             --                 --            --           (2.48)%
         All contract charges                                --            194            $39,848          1.55%             --
  2006   Lowest contract charge 0.00% Class A          $ 237.06             --                 --            --           18.01%
         Highest contract charge 0.90% Class A         $ 201.67             --                 --            --           16.94%
         All contract charges                                --            176            $36,575          1.59%             --
  2005   Lowest contract charge 0.00% Class A          $ 200.89             --                 --            --            4.52%
         Highest contract charge 0.90% Class A         $ 172.45             --                 --            --            3.44%
         All contract charges                                --            136            $24,510          1.43%             --
  2004   Lowest contract charge 0.00% Class A          $ 192.20             --                 --            --           17.98%
         Highest contract charge 0.90% Class A         $ 166.71             --                 --            --           16.61%
         All contract charges                                --            120            $19,205          3.06%             --
EQ/Small Company Index
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)      $ 112.68             --                 --            --          (34.13)%
         Highest contract charge 0.90% Class B         $ 113.32             --                 --            --          (34.72)%
         All contract charges                                --             71            $ 7,188          1.04%             --
  2007   Lowest contract charge 0.00% Class B (c)      $ 171.06             --                 --            --           (1.83)%
         Highest contract charge 0.90% Class B         $ 173.60             --                 --            --           (2.72)%
         All contract charges                                --             71            $13,008          1.55%             --
  2006   Lowest contract charge 0.00% Class B (c)      $ 174.25             --                 --            --           17.71%
         Highest contract charge 0.90% Class B         $ 178.45             --                 --            --           16.65%
         All contract charges                                --             61            $11,500          1.59%             --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                                  Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment         Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Small Company Index (Continued)
----------------------------------
  2005   Lowest contract charge 0.00% Class B (c)      $ 148.03             --                 --            --             4.25%
         Highest contract charge 0.90% Class B         $ 152.98             --                 --            --             3.32%
         All contract charges                                --             49            $ 7,521          1.43%              --
  2004   Lowest contract charge 0.00% Class B (c)      $ 141.99             --                 --            --            17.67%
         Highest contract charge 0.90% Class B         $ 148.06             --                 --            --            16.61%
         All contract charges                                --             42            $ 6,602          3.06%              --
EQ/T. Rowe Price Growth Stock (j)
---------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A (g)      $  58.41             --                 --            --           (42.06)%
         Highest contract charge 0.60% Class A (g)     $  57.76             --                 --            --           (42.41)%
         All contract charges                                --             12            $   696          0.00%              --
  2007   Lowest contract charge 0.00% Class A (g)      $ 100.81             --                 --            --             0.81%
         Highest contract charge 0.60% Class A (g)     $ 100.29             --                 --            --             0.29%
         All contract charges                                --             11            $ 1,100          0.17%              --
EQ/T. Rowe Price Growth Stock (j)
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)      $  69.00             --                 --            --           (42.21)%
         Highest contract charge 0.90% Class B (g)     $  57.26             --                 --            --           (42.73)%
         All contract charges                                --            313            $18,276          0.00%              --
  2007   Lowest contract charge 0.00% Class B (b)      $ 119.39             --                 --            --             7.23%
         Highest contract charge 0.90% Class B (g)     $  99.98             --                 --            --            (0.02)%
         All contract charges                                --            309            $31,316          0.17%              --
  2006   Lowest contract charge 0.00% Class B (b)      $ 111.34             --                 --            --            (4.01)%
         Highest contract charge 0.00% Class B (b)     $ 111.34             --                 --            --            (4.01)%
         All contract charges                                --              6            $   661            --               --
  2005   Lowest contract charge 0.00% Class B (b)      $ 116.00             --                 --            --             3.99%
         Highest contract charge 0.00% Class B (b)     $ 116.00             --                 --            --             3.99%
         All contract charges                                --              3            $   335            --               --
  2004   Lowest contract charge 0.00% Class B (b)      $ 111.55             --                 --            --            12.42%
         Highest contract charge 0.00% Class B (b)     $ 111.55             --                 --            --            12.42%
         All contract charges                                --             --            $     9            --               --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)      $  82.71             --                 --            --           (40.03)%
         Highest contract charge 0.90% Class B (f)     $  56.66             --                 --            --           (40.57)%
         All contract charges                                --             51            $ 3,313          1.38%              --
  2007   Lowest contract charge 0.00% Class B (b)      $ 137.92             --                 --            --             1.17%
         Highest contract charge 0.90% Class B (f)     $  95.34             --                 --            --            (4.66)%
         All contract charges                                --             41            $ 4,500          1.33%              --
  2006   Lowest contract charge 0.00% Class B (b)      $ 136.33             --                 --            --            14.15%
         Highest contract charge 0.00% Class B (b)     $ 136.33             --                 --            --            14.15%
         All contract charges                                --              7            $   964          0.95%              --
  2005   Lowest contract charge 0.00% Class B (b)      $ 119.43             --                 --            --             9.00%
         Highest contract charge 0.00% Class B (b)     $ 119.43             --                 --            --             9.00%
         All contract charges                                --              5            $   545          1.23%              --
  2004   Lowest contract charge 0.00% Class B (b)      $ 109.56              --                --            --           11.78%
         Highest contract charge 0.00% Class B (b)     $ 109.56              --                --            --           11.78%
         All contract charges                                --              --          $      6          0.35%             --
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)      $  58.43              --                --            --          (36.78)%
         Highest contract charge 0.90% Class A (f)     $  57.54              --                --            --          (37.35)%
         All contract charges                                --              19          $    998          2.77%             --
  2007   Lowest contract charge 0.00% Class A (f)      $  92.43              --                --            --           (7.57)%
         Highest contract charge 0.90% Class A (f)     $  91.85               8          $    650          3.69%          (8.15)%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
EQ/Van Kampen Comstock (Continued)
----------------------------------
         All contract charges                                --              --                --            --              --
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)      $  74.98              --                --            --          (36.94)%
         Highest contract charge 0.90% Class B (f)     $  57.29              --                --            --          (37.52)%
         All contract charges                                --               9          $    597          2.77%             --
  2007   Lowest contract charge 0.00% Class B (d)      $ 118.91              --                --            --           (2.50)%
         Highest contract charge 0.90% Class B (f)     $  91.69              --                --            --           (8.31)%
         All contract charges                                --               5          $    526          3.69%             --
  2006   Lowest contract charge 0.00% Class B (d)      $ 121.96              --                --            --           15.90%
         Highest contract charge 0.00% Class B (d)     $ 121.96              --                --            --           15.90%
         All contract charges                                --               1          $    104          3.50%             --
  2005   Lowest contract charge 0.00% Class B (d)      $ 105.23              --                --            --            5.23%
         Highest contract charge 0.00% Class B (d)     $ 105.23              --                --            --            5.23%
         All contract charges                                --              --          $ 17,122          0.76%             --
EQ/Van Kampen Emerging Markets Equity
-------------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class A          $ 240.26              --                --            --          (57.25)%
         Highest contract charge 0.00% Class A         $ 240.26              --                --            --          (57.25)%
         All contract charges                                --              94          $ 21,131          0.16%             --
  2007   Lowest contract charge 0.00% Class A          $ 562.02              --                --            --           42.38%
         Highest contract charge 0.00% Class A         $ 562.02              --                --            --           42.38%
         All contract charges                                --              86          $ 45,275            --              --
  2006   Lowest contract charge 0.00% Class A          $ 394.74              --                --            --           37.41%
         Highest contract charge 0.00% Class A         $ 394.74              --                --            --           37.41%
         All contract charges                                --              71          $ 26,199          0.44%             --
  2005   Lowest contract charge 0.00% Class A          $ 287.26              --                --            --           33.11%
         Highest contract charge 0.00% Class A         $ 287.26              --                --            --           33.11%
         All contract charges                                --              46          $ 12,583          0.61%             --
  2004   Lowest contract charge 0.00% Class A          $ 215.81              --                --            --           23.93%
         Highest contract charge 0.00% Class A         $ 215.81              --                --            --           23.93%
         All contract charges                                --              21          $  4,490          0.71%             --
EQ/Van Kampen Emerging Markets Equity
-------------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B          $ 129.67              --                --            --          (57.35)%
         Highest contract charge 0.90% Class B         $ 117.00              --                --            --          (57.74)%
         All contract charges                                --           1,094          $135,457          0.16%             --
  2007   Lowest contract charge 0.00% Class B          $ 304.02              --                --            --           42.02%
         Highest contract charge 0.90% Class B         $ 276.83              --                --            --           40.74%
         All contract charges                                --           1,247          $363,699            --              --
  2006   Lowest contract charge 0.00% Class B          $ 214.07              --                --            --           37.05%
         Highest contract charge 0.90% Class B         $ 196.70              --                --            --           35.82%
         All contract charges                                --           1,220          $251,522          0.44%             --
  2005   Lowest contract charge 0.00% Class B         $ 156.20              --                --            --           32.78%
         Highest contract charge 0.90% Class B        $ 144.82              --                --            --           31.59%
         All contract charges                               --           1,141          $172,874          0.61%             --
  2004   Lowest contract charge 0.00% Class B         $ 117.64              --                --            --           23.68%
         Highest contract charge 0.90% Class B        $ 110.06              --                --            --           22.57%
         All contract charges                               --             879          $100,718          0.71%             --
EQ/Van Kampen Mid Cap Growth (m)
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (f)     $  60.33              --                --            --          (47.19)%
         Highest contract charge 0.90% Class A (f)    $  59.40              --                --            --          (47.67)%
         All contract charges                               --             164          $  9,796          0.00%             --
  2007   Lowest contract charge 0.00% Class A (f)     $ 114.23              --                --            --           14.23%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                               Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units         Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                     ------------ -------------------- ------------ ---------------- -------------
EQ/Van Kampen Mid Cap Growth (m) (Continued)
--------------------------------------------
         Highest contract charge 0.90% Class A (f)    $ 113.51              --                --            --           13.51%
         All contract charges                               --             110          $ 12,578          1.39%             --
EQ/Van Kampen Mid Cap Growth (m)
--------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (d)     $  87.96              --                --            --          (47.32)%
         Highest contract charge 0.90% Class B (f)    $  59.15              --                --            --          (47.80)%
         All contract charges                               --              58          $  3,842          0.00%             --
  2007   Lowest contract charge 0.00% Class B (d)     $ 166.98              --                --            --           22.41%
         Highest contract charge 0.90% Class B (f)    $ 113.31              --                --            --           13.31%
         All contract charges                               --              28          $  3,449          1.39%             --
  2006   Lowest contract charge 0.00% Class B (d)     $ 136.41              --                --            --            9.26%
         Highest contract charge 0.00% Class B (d)    $ 136.41              --                --            --            9.26%
         All contract charges                               --               1          $     90          0.59%             --
  2005   Lowest contract charge 0.00% Class B (d)     $ 124.85              --                --            --           24.85%
         Highest contract charge 0.00% Class B (d)    $ 124.85              --                --            --           24.85%
         All contract charges                               --              --          $      7            --              --
EQ/Van Kampen Real Estate (p)
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A (r)     $  51.22              --                --            --          (38.69)%
         Highest contract charge 0.90% Class A (r)    $  50.53              --                --            --          (39.24)%
         All contract charges                               --             865          $ 44,098          2.57%             --
  2007   Lowest contract charge 0.00% Class A (r)     $  83.54              --                --            --          (16.46)%
         Highest contract charge 0.90% Class A (r)    $  83.16              --                --            --          (16.84)%
         All contract charges                               --             906          $ 75,612          0.84%             --
EQ/Van Kampen Real Estate (p)
-----------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (r)     $  50.98              --                --            --          (38.90)%
         Highest contract charge 0.00% Class B (r)    $  50.98              --                --            --          (38.90)%
         All contract charges                               --              36             1,832          2.57%             --
  2007   Lowest contract charge 0.00% Class B (r)     $  83.44              --                --            --          (16.56)%
         Highest contract charge 0.00% Class B (r)    $  83.44              --                --            --          (16.56)%
         All contract charges                               --              20          $  1,660          0.84%             --
Fidelity VIP Asset Manager: Growth
----------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B         $ 105.49              --                --            --          (35.94)%
         Highest contract charge 0.00% Class B        $ 105.49              --                --            --          (35.94)%
         All contract charges                               --              42          $  4,470          1.89%             --
  2007   Lowest contract charge 0.00% Class B         $ 164.68              --                --            --           18.60%
         Highest contract charge 0.00% Class B        $ 164.68              --                --            --           18.60%
         All contract charges                               --              29          $  4,820          3.86%             --
  2006   Lowest contract charge 0.00% Class B         $ 138.85              --                --            --            6.72%
         Highest contract charge 0.00% Class B        $ 138.85              --                --            --            6.72%
         All contract charges                               --              21          $  2,924          1.86%             --
  2005   Lowest contract charge 0.00% Class B         $ 130.10              --                --            --            3.56%
         Highest contract charge 0.00% Class B        $ 130.10              --                --            --            3.56%
         All contract charges                               --              18           $ 2,324          1.82%             --
  2004   Lowest contract charge 0.00% Class B         $ 125.62              --                --            --            5.63%
         Highest contract charge 0.00% Class B        $ 125.62              --                --            --            5.63%
         All contract charges                               --              11           $ 1,376          1.89%             --
Fidelity VIP Contrafund
-----------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $ 127.83             --                 --            --          (42.69)%
         Highest contract charge 0.00% Class B     $ 127.83             --                 --            --          (42.69)%
         All contract charges                            --            205            $26,164          0.81%             --
  2007   Lowest contract charge 0.00% Class B      $ 223.05             --                 --            --           17.30%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements

December 31, 2008


8. Accumulation Unit Values


                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
Fidelity VIP Contrafund (Continued)
-----------------------------------
         Highest contract charge 0.00% Class B     $ 223.05             --                 --            --           17.30%
         All contract charges                            --            209            $46,555          1.94%             --
  2006   Lowest contract charge 0.00% Class B      $ 190.15             --                 --            --           11.43%
         Highest contract charge 0.00% Class B     $ 190.15             --                 --            --           11.43%
         All contract charges                            --            194            $36,939          1.03%             --
  2005   Lowest contract charge 0.00% Class B      $ 170.65             --                 --            --           16.65%
         Highest contract charge 0.00% Class B     $ 170.65             --                 --            --           16.65%
         All contract charges                            --            173            $29,536          0.08%             --
  2004   Lowest contract charge 0.00% Class B      $ 146.29             --                 --            --           15.16%
         Highest contract charge 0.00% Class B     $ 146.29             --                 --            --           15.16%
         All contract charges                            --             59            $ 8,579          0.12%             --
Fidelity VIP Equity-Income
--------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $ 106.04             --                 --            --          (42.81)%
         Highest contract charge 0.00% Class B     $ 106.04             --                 --            --          (42.81)%
         All contract charges                            --             43            $ 4,513          2.34%             --
  2007   Lowest contract charge 0.00% Class B      $ 185.43             --                 --            --            1.27%
         Highest contract charge 0.00% Class B     $ 185.43             --                 --            --            1.27%
         All contract charges                            --             50            $ 9,359          1.64%             --
  2006   Lowest contract charge 0.00% Class B      $ 183.10             --                 --            --           19.93%
         Highest contract charge 0.00% Class B     $ 183.10             --                 --            --           19.93%
         All contract charges                            --             55            $10,114          5.07%             --
  2005   Lowest contract charge 0.00% Class B      $ 152.67             --                 --            --            5.57%
         Highest contract charge 0.00% Class B     $ 152.67             --                 --            --            5.57%
         All contract charges                            --             39            $ 5,955          1.98%             --
  2004   Lowest contract charge 0.00% Class B      $ 144.62             --                 --            --           11.23%
         Highest contract charge 0.00% Class B     $ 144.62             --                 --            --           11.23%
         All contract charges                            --             34            $ 4,942          1.10%             --
Fidelity VIP Growth & Income
----------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $  97.68             --                 --            --          (41.90)%
         Highest contract charge 0.00% Class B     $  97.68             --                 --            --          (41.90)%
         All contract charges                            --             30            $ 2,927          1.14%             --
  2007   Lowest contract charge 0.00% Class B      $ 168.11             --                 --            --           11.86%
         Highest contract charge 0.00% Class B     $ 168.11             --                 --            --           11.86%
         All contract charges                            --             26            $ 4,306          4.78%             --
  2006   Lowest contract charge 0.00% Class B      $ 150.29             --                 --            --           12.86%
         Highest contract charge 0.00% Class B     $ 150.29             --                 --            --           12.86%
         All contract charges                            --             23            $ 3,488          1.12%             --
  2005   Lowest contract charge 0.00% Class B      $ 133.17             --                 --            --            7.40%
         Highest contract charge 0.00% Class B     $ 133.17             --                 --            --            7.40%
         All contract charges                            --             21            $ 2,761          1.21%             --
  2004   Lowest contract charge 0.00% Class B      $ 123.99             --                 --            --            5.52%
         Highest contract charge 0.00% Class B     $ 123.99             --                 --            --            5.52%
         All contract charges                            --             17            $ 2,064          0.67%             --
Fidelity VIP High Income
------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $ 109.02             --                 --            --          (25.14)%
         Highest contract charge 0.00% Class B     $ 109.02             --                 --            --          (25.14)%
         All contract charges                            --             60            $ 6,563         10.39%             --
  2007   Lowest contract charge 0.00% Class B      $ 145.64             --                 --            --            2.54%
         Highest contract charge 0.00% Class B     $ 145.64             --                 --            --            2.54%
         All contract charges                            --             66            $ 9,673          9.22%             --
  2006   Lowest contract charge 0.00% Class B      $ 142.03             --                 --            --           11.02%
         Highest contract charge 0.00% Class B     $ 142.03             --                 --            --           11.02%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
Fidelity VIP High Income (Continued)
------------------------------------
         All contract charges                            --             61            $ 8,621         10.89%             --
  2005   Lowest contract charge 0.00% Class B      $ 127.93             --                 --            --            2.31%
         Highest contract charge 0.00% Class B     $ 127.93             --                 --            --            2.31%
         All contract charges                            --             25            $ 3,225         14.56%             --
  2004   Lowest contract charge 0.00% Class B      $ 125.04             --                 --            --            9.38%
         Highest contract charge 0.00% Class B     $ 125.04             --                 --            --            9.38%
         All contract charges                            --             24            $ 2,950          7.19%             --
Fidelity VIP Investment Grade Bond
----------------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $ 113.78             --                 --            --           (3.46)%
         Highest contract charge 0.00% Class B     $ 113.78             --                 --            --           (3.46)%
         All contract charges                            --             73            $ 8,340          3.86%             --
  2007   Lowest contract charge 0.00% Class B      $ 117.86             --                 --            --            4.08%
         Highest contract charge 0.00% Class B     $ 117.86             --                 --            --            4.08%
         All contract charges                            --             84            $ 9,953          3.52%             --
  2006   Lowest contract charge 0.00% Class B      $ 113.24             --                 --            --            4.14%
         Highest contract charge 0.00% Class B     $ 113.24             --                 --            --            4.14%
         All contract charges                            --             74            $ 8,360          4.58%             --
  2005   Lowest contract charge 0.00% Class B      $ 108.74             --                 --            --            1.89%
         Highest contract charge 0.00% Class B     $ 108.74             --                 --            --            1.89%
         All contract charges                            --             56            $ 6,087          3.51%             --
  2004   Lowest contract charge 0.00% Class B      $ 106.72             --                 --            --            4.19%
         Highest contract charge 0.00% Class B     $ 106.72             --                 --            --            4.19%
         All contract charges                            --             60            $ 6,408          4.19%             --
Fidelity VIP Mid Cap
--------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $ 165.82             --                 --            --          (39.61)%
         Highest contract charge 0.00% Class B     $ 165.82             --                 --            --          (39.61)%
         All contract charges                            --            134            $22,273          0.24%             --
  2007   Lowest contract charge 0.00% Class B      $ 274.57             --                 --            --           15.34%
         Highest contract charge 0.00% Class B     $ 274.57             --                 --            --           15.34%
         All contract charges                            --            147            $40,381          8.68%             --
  2006   Lowest contract charge 0.00% Class B      $ 238.06             --                 --            --           12.40%
         Highest contract charge 0.00% Class B     $ 238.06             --                 --            --           12.40%
         All contract charges                            --            138            $32,948          1.13%             --
  2005   Lowest contract charge 0.00% Class B      $ 211.79             --                 --            --           18.02%
         Highest contract charge 0.00% Class B     $ 211.79             --                 --            --           18.02%
         All contract charges                            --            125            $26,506            --              --
  2004   Lowest contract charge 0.00% Class B      $ 179.46             --                 --            --           24.66%
         Highest contract charge 0.00% Class B     $ 179.46             --                 --            --           24.66%
         All contract charges                            --             61            $11,035            --              --
Fidelity VIP Value
------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B      $  93.44             --                --             --           (46.60)%
         Highest contract charge 0.00% Class B     $  93.44             --                --             --           (46.60)%
         All contract charges                            --             32            $2,965           0.61%              --
  2007   Lowest contract charge 0.00% Class B      $ 174.99             --                --             --             1.86%
         Highest contract charge 0.00% Class B     $ 174.99             --                --             --             1.86%
         All contract charges                            --             40            $6,930           4.26%              --
  2006   Lowest contract charge 0.00% Class B      $ 171.80             --                --             --            14.41%
         Highest contract charge 0.00% Class B     $ 171.80             --                --             --            14.41%
         All contract charges                            --             25            $4,323           0.88%              --
  2005   Lowest contract charge 0.00% Class B      $ 150.16             --                --             --             5.84%
         Highest contract charge 0.00% Class B     $ 150.16             --                --             --             5.84%
         All contract charges                            --             20            $3,017           0.42%              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                               Years Ended December 31,
                                                    ------------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment         Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                    ------------ -------------------- ------------ ---------------- --------------
Fidelity VIP Value (Continued)
------------------------------
  2004   Lowest contract charge 0.00% Class B        $ 141.88               --                --            --            10.93%
         Highest contract charge 0.00% Class B       $ 141.88               --                --            --            10.93%
         All contract charges                              --               10          $  1,468          1.17%              --
Fidelity VIP Value Strategies
-----------------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B        $ 107.18               --                --            --           (51.28)%
         Highest contract charge 0.00% Class B       $ 107.18               --                --            --           (51.28)%
         All contract charges                              --               25          $  2,697          0.48%              --
  2007   Lowest contract charge 0.00% Class B        $ 220.01               --                --            --             5.44%
         Highest contract charge 0.00% Class B       $ 220.01               --                --            --             5.44%
         All contract charges                              --               38          $  8,359          6.13%              --
  2006   Lowest contract charge 0.00% Class B        $ 208.66               --                --            --            16.01%
         Highest contract charge 0.00% Class B       $ 208.66               --                --            --            16.01%
         All contract charges                              --               20          $  4,109          2.31%              --
  2005   Lowest contract charge 0.00% Class B        $ 179.87               --                --            --             2.43%
         Highest contract charge 0.00% Class B       $ 179.87               --                --            --             2.43%
         All contract charges                              --               18          $  3,269          0.09%              --
  2004   Lowest contract charge 0.00% Class B        $ 175.60               --                --            --            13.84%
         Highest contract charge 0.00% Class B       $ 175.60               --                --            --            13.84%
         All contract charges                              --               16          $  2,847          0.10%              --
Multimanager Aggressive Equity
------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A        $ 105.45               --                --            --           (46.54)%
         Highest contract charge 0.90% Class A       $ 112.68               --                --            --           (47.02)%
         All contract charges                              --              870          $249,801          0.50%              --
  2007   Lowest contract charge 0.00% Class A        $ 197.25               --                --            --            11.66%
         Highest contract charge 0.90% Class A       $ 212.70               --                --            --            10.65%
         All contract charges                              --              950          $516,296          0.10%              --
  2006   Lowest contract charge 0.00% Class A        $ 176.65               --                --            --             5.37%
         Highest contract charge 0.90% Class A       $ 192.22               --                --            --             4.43%
         All contract charges                              --            1,040          $506,530          0.17%              --
  2005   Lowest contract charge 0.00% Class A        $ 167.64               --                --            --             8.47%
         Highest contract charge 0.90% Class A       $ 184.07               --                --            --             7.50%
         All contract charges                              --            1,126          $524,189            --               --
  2004   Lowest contract charge 0.00% Class A        $ 154.55               --                --            --            12.38%
         Highest contract charge 0.90% Class A       $ 171.23               --                --            --            11.37%
         All contract charges                              --            1,196          $524,796            --               --
Multimanager Aggressive Equity
------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)    $  54.13               --                --            --           (46.68)%
         Highest contract charge 0.90% Class B       $  49.70               --                --            --           (47.16)%
         All contract charges                              --              178          $  9,141          0.50%              --
  2007   Lowest contract charge 0.00% Class B (c)    $ 101.51               --                --            --            11.38%
         Highest contract charge 0.90% Class B       $  94.06               --                --            --            10.39%
         All contract charges                              --              186          $ 17,789          0.10%              --
  2006   Lowest contract charge 0.00% Class B (c)    $  91.14               --                --            --             5.11%
         Highest contract charge 0.90% Class B       $  85.21               --                --            --             4.17%
         All contract charges                              --              189          $ 16,561          0.17%              --
  2005   Lowest contract charge 0.00% Class B (c)    $  86.70               --                --            --             8.17%
         Highest contract charge 0.90% Class B       $  81.80               --                --            --             7.23%
         All contract charges                              --              198          $ 16,583            --               --
  2004   Lowest contract charge 0.00% Class B (c)    $  80.86               --                --            --            12.10%
         Highest contract charge 0.90% Class B       $  76.29               --                --            --            11.09%
         All contract charges                              --              195          $ 15,176            --               --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
Multimanager Core Bond
----------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 129.13             --                 --            --          2.72%
         Highest contract charge 0.60% Class A        $ 130.57             --                 --            --          2.11%
         All contract charges                               --            162            $20,806          4.96%           --
  2007   Lowest contract charge 0.00% Class A         $ 125.71             --                 --            --          6.53%
         Highest contract charge 0.60% Class A        $ 127.87             --                 --            --          5.89%
         All contract charges                               --            157            $19,585          4.20%           --
  2006   Lowest contract charge 0.00% Class A         $ 118.00             --                 --            --          4.03%
         Highest contract charge 0.60% Class A        $ 120.76             --                 --            --          3.40%
         All contract charges                               --            136            $15,997          4.16%           --
  2005   Lowest contract charge 0.00% Class A         $ 113.43             --                 --            --          2.00%
         Highest contract charge 0.60% Class A        $ 116.79             --                 --            --          1.39%
         All contract charges                               --            101            $11,470          3.52%           --
  2004   Lowest contract charge 0.00% Class A         $ 111.21             --                 --            --          4.15%
         Highest contract charge 0.60% Class A        $ 115.19             --                 --            --          3.52%
         All contract charges                               --             70            $ 7,733          3.38%           --
Multimanager Core Bond
----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 134.03             --                 --            --          2.46%
         Highest contract charge 0.90% Class B        $ 125.82             --                 --            --          1.55%
         All contract charges                               --            479            $62,184          4.96%           --
  2007   Lowest contract charge 0.00% Class B         $ 130.81             --                 --            --          6.26%
         Highest contract charge 0.90% Class B        $ 123.90             --                 --            --          5.29%
         All contract charges                               --            459            $58,320          4.20%           --
  2006   Lowest contract charge 0.00% Class B         $ 123.10             --                 --            --          3.77%
         Highest contract charge 0.90% Class B        $ 117.67             --                 --            --          2.84%
         All contract charges                               --            482            $57,882          4.16%           --
  2005   Lowest contract charge 0.00% Class B         $ 118.63             --                 --            --          1.75%
         Highest contract charge 0.90% Class B        $ 114.42             --                 --            --          0.83%
         All contract charges                               --            457            $53,081          3.52%           --
  2004   Lowest contract charge 0.00% Class B         $ 116.59             --                 --            --          3.89%
         Highest contract charge 0.90% Class B        $ 113.47             --                 --            --          2.95%
         All contract charges                               --            433            $49,761          3.38%           --
Multimanager Health Care
------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 131.88             --                 --            --       (26.65)%
         Highest contract charge 0.60% Class A        $ 100.82             --                 --            --       (27.08)%
         All contract charges                               --             50            $ 6,293          0.00%           --
  2007   Lowest contract charge 0.00% Class A         $ 179.79             --                 --            --          9.24%
         Highest contract charge 0.60% Class A        $ 138.27             --                 --            --          8.57%
         All contract charges                               --             46            $ 7,974            --            --
  2006   Lowest contract charge 0.00% Class A         $ 164.58             --                 --            --          5.40%
         Highest contract charge 0.60% Class A        $ 127.35             --                 --            --          4.77%
         All contract charges                               --             42           $  6,474          1.02%           --
  2005   Lowest contract charge 0.00% Class A         $ 156.16             --                 --            --          7.23%
         Highest contract charge 0.60% Class A        $ 121.55             --                 --            --          6.58%
         All contract charges                               --             32           $  4,741          2.66%           --
  2004   Lowest contract charge 0.00% Class A         $ 145.63             --                 --            --         12.41%
         Highest contract charge 0.60% Class A        $ 114.04             --                 --            --         11.73%
         All contract charges                               --             19           $  2,722          4.15%           --
Multimanager Health Care
------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 103.14             --                 --            --        (26.82)%
         Highest contract charge 0.90% Class B        $  96.81             --                 --            --        (27.48)%
         All contract charges                               --            173           $ 17,269          0.00%           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
Multimanager Health Care (Continued)
------------------------------------
  2007   Lowest contract charge 0.00% Class B         $ 140.94             --                 --            --            8.97%
         Highest contract charge 0.90% Class B        $ 133.49             --                 --            --            7.98%
         All contract charges                               --            178           $ 24,411            --              --
  2006   Lowest contract charge 0.00% Class B         $ 129.34             --                 --            --            5.13%
         Highest contract charge 0.90% Class B        $ 123.63             --                 --            --            4.19%
         All contract charges                               --            182           $ 23,104          1.02%             --
  2005   Lowest contract charge 0.00% Class B         $ 123.03             --                 --            --            6.96%
         Highest contract charge 0.90% Class B        $ 118.66             --                 --            --            6.00%
         All contract charges                               --            200           $ 24,171          2.66%             --
  2004   Lowest contract charge 0.00% Class B         $ 115.02             --                 --            --           12.13%
         Highest contract charge 0.90% Class B        $ 111.95             --                 --            --           11.12%
         All contract charges                               --            166           $ 18,806          4.15%             --
Multimanager High Yield
-----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class A         $ 173.57             --                 --            --          (23.31)%
         Highest contract charge 0.90% Class A        $ 182.46             --                 --            --          (24.00)%
         All contract charges                               --            503           $116,460          9.53%             --
  2007   Lowest contract charge 0.00% Class A         $ 226.34             --                 --            --            3.39%
         Highest contract charge 0.90% Class A        $ 240.09             --                 --            --            2.46%
         All contract charges                               --            537           $164,892          7.42%             --
  2006   Lowest contract charge 0.00% Class A         $ 218.91             --                 --            --           10.20%
         Highest contract charge 0.90% Class A        $ 234.32             --                 --            --            9.22%
         All contract charges                               --            639           $194,839          7.51%             --
  2005   Lowest contract charge 0.00% Class A         $ 198.64             --                 --            --            3.32%
         Highest contract charge 0.90% Class A        $ 214.55             --                 --            --            2.39%
         All contract charges                               --            633           $179,897          8.29%             --
  2004   Lowest contract charge 0.00% Class A         $ 192.26             --                 --            --            8.94%
         Highest contract charge 0.90% Class A        $ 209.54             --                 --            --            7.96%
         All contract charges                               --            669           $186,819          6.83%             --
Multimanager High Yield
-----------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (c)     $ 105.63             --                 --            --          (23.51)%
         Highest contract charge 0.90% Class B        $  83.40             --                 --            --          (24.19)%
         All contract charges                               --            187           $ 16,482          9.53%             --
  2007   Lowest contract charge 0.00% Class B (c)     $ 138.09             --                 --            --            3.14%
         Highest contract charge 0.90% Class B        $ 110.01             --                 --            --            2.20%
         All contract charges                               --            222           $ 25,669          7.42%             --
  2006   Lowest contract charge 0.00% Class B (c)     $ 133.89             --                 --            --            9.93%
         Highest contract charge 0.90% Class B        $ 107.64             --                 --            --            8.94%
         All contract charges                               --            212           $ 23,535          7.51%             --
  2005   Lowest contract charge 0.00% Class B (c)     $ 121.79             --                 --            --            3.06%
         Highest contract charge 0.90% Class B        $  98.80             --                 --            --            2.14%
         All contract charges                               --            205            $20,734          8.29%             --
  2004   Lowest contract charge 0.00% Class B (c)     $ 118.18             --                 --            --            2.98%
         Highest contract charge 0.90% Class B        $  96.74             --                 --            --            7.69%
         All contract charges                               --            184            $18,240          6.83%             --
Multimanager International Equity
---------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 147.41             --                 --            --          (47.10)%
         Highest contract charge 0.60% Class A        $ 106.70             --                 --            --          (47.42)%
         All contract charges                               --             76            $11,041          1.63%             --
  2007   Lowest contract charge 0.00% Class A         $ 278.66             --                 --            --           12.71%
         Highest contract charge 0.60% Class A        $ 202.92             --                 --            --           12.04%
         All contract charges                               --             71            $19,542          0.78%             --
  2006   Lowest contract charge 0.00% Class A         $ 247.23             --                 --            --           25.63%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
Multimanager International Equity (Continued)
---------------------------------------------
         Highest contract charge 0.60% Class A        $ 181.12             --                 --            --           24.88%
         All contract charges                               --             60            $14,457          2.37%             --
  2005   Lowest contract charge 0.00% Class A         $ 196.79             --                 --            --           15.73%
         Highest contract charge 0.60% Class A        $ 145.04             --                 --            --           15.04%
         All contract charges                               --             40            $ 7,871          4.18%             --
  2004   Lowest contract charge 0.00% Class A         $ 170.04             --                 --            --           18.21%
         Highest contract charge 0.60% Class A        $ 126.08             --                 --            --           17.50%
         All contract charges                               --             24            $ 4,174          2.75%             --
Multimanager International Equity
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 139.42             --                 --            --          (47.23)%
         Highest contract charge 0.90% Class B        $ 100.97             --                 --            --          (47.71)%
         All contract charges                               --            313            $32,917          1.63%             --
  2007   Lowest contract charge 0.00% Class B         $ 264.21             --                 --            --           12.43%
         Highest contract charge 0.90% Class B        $ 193.09             --                 --            --           11.41%
         All contract charges                               --            326            $65,021          0.78%             --
  2006   Lowest contract charge 0.00% Class B         $ 235.00             --                 --            --           25.32%
         Highest contract charge 0.90% Class B        $ 173.31             --                 --            --           24.19%
         All contract charges                               --            309            $54,685          2.37%             --
  2005   Lowest contract charge 0.00% Class B         $ 187.53             --                 --            --           15.44%
         Highest contract charge 0.90% Class B        $ 139.55             --                 --            --           14.41%
         All contract charges                               --            206            $29,285          4.18%             --
  2004   Lowest contract charge 0.00% Class B         $ 162.44             --                 --            --           17.91%
         Highest contract charge 0.90% Class B        $ 121.98             --                 --            --           16.84%
         All contract charges                               --            181            $22,409          2.75%             --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A         $ 116.08             --                 --            --          (39.38)%
         Highest contract charge 0.60% Class A        $  82.32             --                 --            --          (39.75)%
         All contract charges                               --             23            $ 2,622          0.63%             --
  2007   Lowest contract charge 0.00% Class A         $ 191.50             --                 --            --            5.27%
         Highest contract charge 0.60% Class A        $ 136.63             --                 --            --            4.63%
         All contract charges                               --             22            $ 4,107          0.55%             --
  2006   Lowest contract charge 0.00% Class A         $ 181.92             --                 --            --           13.86%
         Highest contract charge 0.60% Class A        $ 130.58             --                 --            --           13.18%
         All contract charges                               --             21            $ 3,635          0.75%             --
  2005   Lowest contract charge 0.00% Class A         $ 159.77             --                 --            --            7.00%
         Highest contract charge 0.60% Class A        $ 115.37             --                 --            --            6.36%
         All contract charges                               --             17            $ 2,776          0.96%             --
  2004   Lowest contract charge 0.00% Class A         $ 149.32             --                 --            --            9.95%
         Highest contract charge 0.60% Class A        $ 108.47             --                 --            --            9.29%
         All contract charges                               --             13            $ 1,907          2.96%             --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B         $ 104.18             --                 --            --          (39.54)%
         Highest contract charge 0.90% Class B        $  78.64             --                 --            --          (40.08)%
         All contract charges                               --             37            $ 3,035          0.63%             --
  2007   Lowest contract charge 0.00% Class B         $ 172.31             --                 --            --            5.00%
         Highest contract charge 0.90% Class B        $ 131.25             --                 --            --            4.05%
         All contract charges                               --             42            $ 5,631          0.55%             --
  2006   Lowest contract charge 0.00% Class B         $ 164.10             --                 --            --           13.58%
         Highest contract charge 0.90% Class B        $ 126.14             --                 --            --           12.56%
         All contract charges                               --             30            $ 3,891          0.75%             --
  2005   Lowest contract charge 0.00% Class B         $ 144.48             --                 --            --            6.73%
         Highest contract charge 0.90% Class B        $ 112.07             --                 --            --            5.77%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                           Years Ended December 31,
                                                 -----------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment        Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                 ------------ -------------------- ------------ ---------------- -------------
Multimanager Large Cap Core Equity (Continued)
----------------------------------------------
         All contract charges                            --             29            $ 3,416          0.96%             --
  2004   Lowest contract charge 0.00% Class B      $ 135.37             --                 --            --            9.67%
         Highest contract charge 0.90% Class B     $ 105.95             --                 --            --            8.69%
         All contract charges                            --             20            $ 2,245          2.96%             --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $  95.18             --                 --            --          (45.29)%
         Highest contract charge 0.60% Class A     $  64.40             --                 --            --          (45.63)%
         All contract charges                            --             58            $ 5,436          0.00%             --
  2007   Lowest contract charge 0.00% Class A      $ 173.98             --                 --            --           11.53%
         Highest contract charge 0.60% Class A     $ 118.44             --                 --            --           10.85%
         All contract charges                            --             56            $ 9,661            --              --
  2006   Lowest contract charge 0.00% Class A      $ 156.00             --                 --            --            0.36%
         Highest contract charge 0.60% Class A     $ 106.85             --                 --            --           (0.24)%
         All contract charges                            --             49            $ 7,688            --              --
  2005   Lowest contract charge 0.00% Class A      $ 155.44             --                 --            --            7.76%
         Highest contract charge 0.60% Class A     $ 107.10             --                 --            --            7.11%
         All contract charges                            --             40            $ 6,149            --              --
  2004   Lowest contract charge 0.00% Class A      $ 144.24             --                 --            --            6.93%
         Highest contract charge 0.60% Class A     $  99.99             --                 --            --            6.29%
         All contract charges                            --             24            $ 3,359            --              --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $  85.44             --                 --            --          (45.38)%
         Highest contract charge 0.90% Class B     $  58.83             --                 --                        (45.87)%
         All contract charges                            --            103            $ 6,372          0.00%             --
  2007   Lowest contract charge 0.00% Class B      $ 156.43             --                 --            --           11.24%
         Highest contract charge 0.90% Class B     $ 108.68             --                 --            --           10.25%
         All contract charges                            --            109            $12,271            --              --
  2006   Lowest contract charge 0.00% Class B      $ 140.62             --                 --            --            0.11%
         Highest contract charge 0.90% Class B     $  98.58             --                 --            --           (0.79)%
         All contract charges                            --            107            $10,902            --              --
  2005   Lowest contract charge 0.00% Class B      $ 140.46             --                 --            --            7.49%
         Highest contract charge 0.90% Class B     $  99.37             --                 --            --            6.53%
         All contract charges                            --             89            $ 9,156            --              --
  2004   Lowest contract charge 0.00% Class B      $ 130.68             --                 --            --            6.66%
         Highest contract charge 0.90% Class B     $  93.28             --                 --            --            5.70%
         All contract charges                            --             86            $ 8,182            --              --
Multimanager Large Cap Value
----------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $ 132.72             --                 --            --           (37.29)%
         Highest contract charge 0.60% Class A     $  96.40             --                 --            --           (37.67)%
         All contract charges                            --             63            $ 8,190          1.56%              --
  2007   Lowest contract charge 0.00% Class A      $ 211.64             --                 --            --             3.90%
         Highest contract charge 0.60% Class A     $ 154.66             --                 --            --             3.27%
         All contract charges                            --             56            $11,584          1.24%              --
  2006   Lowest contract charge 0.00% Class A      $ 203.70             --                 --            --            19.61%
         Highest contract charge 0.60% Class A     $ 149.76             --                 --            --            18.90%
         All contract charges                            --             41            $ 8,389          3.08%              --
  2005   Lowest contract charge 0.00% Class A      $ 170.29             --                 --            --             7.37%
         Highest contract charge 0.60% Class A     $ 125.96             --                 --            --             6.73%
         All contract charges                            --             30            $ 4,942          3.44%              --
  2004   Lowest contract charge 0.00% Class A      $ 158.60             --                 --            --            14.71%
         Highest contract charge 0.60% Class A     $ 118.01             --                 --            --            14.02%
         All contract charges                            --             16            $ 2,388          8.39%              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                     Unit             Units         Net Assets     Investment         Total
                                                  Fair Value   Outstanding (000s)     (000s)     Income Ratio**     Return***
                                                 ------------ -------------------- ------------ ---------------- --------------
Multimanager Large Cap Value
----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $ 120.96             --                 --            --           (37.45)%
         Highest contract charge 0.90% Class B     $  93.50             --                 --            --           (38.01)%
         All contract charges                            --            228            $22,209          1.56%              --
  2007   Lowest contract charge 0.00% Class B      $ 193.37             --                 --            --             3.64%
         Highest contract charge 0.90% Class B     $ 150.84             --                 --            --             2.70%
         All contract charges                            --            201            $31,371          1.24%              --
  2006   Lowest contract charge 0.00% Class B      $ 186.58             --                 --            --            19.32%
         Highest contract charge 0.90% Class B     $ 146.87             --                 --            --            18.25%
         All contract charges                            --            185            $28,015          3.08%              --
  2005   Lowest contract charge 0.00% Class B      $ 156.37             --                 --            --             7.09%
         Highest contract charge 0.90% Class B     $ 124.20             --                 --            --             6.13%
         All contract charges                            --            127            $16,025          3.44%              --
  2004   Lowest contract charge 0.00% Class B      $ 146.01             --                 --            --            14.43%
         Highest contract charge 0.90% Class B     $ 117.02             --                 --            --            13.40%
         All contract charges                            --             70            $ 8,274          8.39%              --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $ 128.57             --                 --            --           (43.44)%
         Highest contract charge 0.60% Class A     $  75.35             --                 --            --           (43.78)%
         All contract charges                            --             51            $ 6,494          0.00%              --
  2007   Lowest contract charge 0.00% Class A      $ 227.31             --                 --            --            12.19%
         Highest contract charge 0.60% Class A     $ 134.03             --                 --            --            11.51%
         All contract charges                            --             51            $11,417            --               --
  2006   Lowest contract charge 0.00% Class A      $ 202.62             --                 --            --             9.90%
         Highest contract charge 0.60% Class A     $ 120.20             --                 --            --             9.24%
         All contract charges                            --             51            $10,040          0.51%              --
  2005   Lowest contract charge 0.00% Class A      $ 184.38             --                 --            --             8.65%
         Highest contract charge 0.60% Class A     $ 110.03             --                 --            --             8.00%
         All contract charges                            --             41            $ 7,607          1.59%              --
  2004   Lowest contract charge 0.00% Class A      $ 169.69             --                 --            --            12.01%
         Highest contract charge 0.60% Class A     $ 101.88             --                 --            --            11.34%
         All contract charges                            --             30            $ 5,044          1.62%              --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B      $ 114.40             --                 --            --           (43.58)%
         Highest contract charge 0.90% Class B     $  69.33             --                 --            --           (44.08)%
         All contract charges                            --            180            $13,058          0.00%              --
  2007   Lowest contract charge 0.00% Class B      $ 202.77             --                 --            --             11.91%
         Highest contract charge 0.90% Class B     $ 123.99             --                 --            --             10.89%
         All contract charges                            --            194            $24,950            --                --
  2006   Lowest contract charge 0.00% Class B      $ 181.19             --                 --            --              9.62%
         Highest contract charge 0.90% Class B     $ 111.81             --                 --            --              8.63%
         All contract charges                            --            201            $23,045          0.51%               --
  2005   Lowest contract charge 0.00% Class B      $ 165.30             --                 --            --              8.38%
         Highest contract charge 0.90% Class B     $ 102.93             --                 --            --              7.41%
         All contract charges                            --            175            $18,306          1.59%               --
  2004   Lowest contract charge 0.00% Class B      $ 152.51             --                 --            --             11.73%
         Highest contract charge 0.90% Class B     $  95.83             --                 --            --             10.72%
         All contract charges                            --            171            $16,710          1.62%               --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A      $ 144.68             --                 --            --            (35.81)%
         Highest contract charge 0.60% Class A     $  92.10             --                 --            --            (36.20)%
         All contract charges                            --             51            $ 7,026          0.49%               --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8.  Accumulation Unit Values (Continued)


                                                                                 Years Ended December 31,
                                                       -----------------------------------------------------------------------------
                                                           Unit             Units         Net Assets     Investment        Total
                                                        Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                       ------------ -------------------- ------------ ---------------- -------------
Multimanager Mid Cap Value (Continued)
--------------------------------------
  2007   Lowest contract charge 0.00% Class A           $ 225.38             --                 --            --            0.34%
         Highest contract charge 0.60% Class A          $ 144.35             --                 --            --           (0.26)%
         All contract charges                                 --             44            $ 9,523            --              --
  2006   Lowest contract charge 0.00% Class A           $ 224.61             --                 --            --           15.01%
         Highest contract charge 0.60% Class A          $ 144.73             --                 --            --           14.32%
         All contract charges                                 --             45            $ 9,597          1.78%             --
  2005   Lowest contract charge 0.00% Class A           $ 195.29             --                 --            --            7.61%
         Highest contract charge 0.60% Class A          $ 126.59             --                 --            --            6.96%
         All contract charges                                 --             33            $ 6,172          7.27%             --
  2004   Lowest contract charge 0.00% Class A           $ 181.48             --                 --            --           15.48%
         Highest contract charge 0.60% Class A          $ 118.35             --                 --            --           14.79%
         All contract charges                                 --             22            $ 3,851          4.02%             --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B           $  95.50             --                 --            --          (35.97)%
         Highest contract charge 0.90% Class B          $  89.64             --                 --            --          (36.55)%
         All contract charges                                 --            331            $30,500          0.49%             --
  2007   Lowest contract charge 0.00% Class B           $ 149.14             --                 --            --            0.09%
         Highest contract charge 0.90% Class B          $ 141.27             --                 --            --           (0.81)%
         All contract charges                                 --            362            $52,202            --              --
  2006   Lowest contract charge 0.00% Class B           $ 149.00             --                 --            --           14.73%
         Highest contract charge 0.90% Class B          $ 142.42             --                 --            --           13.70%
         All contract charges                                 --            374            $54,292          1.78%             --
  2005   Lowest contract charge 0.00% Class B           $ 129.87             --                 --            --            7.34%
         Highest contract charge 0.90% Class B          $ 125.26             --                 --            --            6.38%
         All contract charges                                 --            336            $42,836          7.27%             --
  2004   Lowest contract charge 0.00% Class B           $ 120.99             --                 --            --           15.19%
         Highest contract charge 0.90% Class B          $ 117.75             --                 --            --           14.15%
         All contract charges                                 --            327            $38,894          4.02%             --
Multimanager Small Cap Growth (k)
---------------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B (b)       $  81.71             --                 --            --          (42.11)%
         Highest contract charge 0.90% Class B (h)      $  54.91             --                 --            --          (42.63)%
         All contract charges                                 --             48            $ 3,506          0.00%             --
  2007   Lowest contract charge 0.00% Class B (b)       $ 141.15             --                 --            --            3.68%
         Highest contract charge 0.90% Class B (h)      $  95.72             --                 --            --           (4.28)%
         All contract charges                                 --             35            $ 4,611            --              --
  2006   Lowest contract charge 0.00% Class B (b)       $ 136.14             --                 --            --           10.21%
         Highest contract charge 0.00% Class B (b)      $ 136.14             --                 --            --           10.21%
         All contract charges                                 --             19            $ 2,587          1.23%             --
  2005   Lowest contract charge 0.00% Class B (b)       $ 123.53             --                 --            --            7.49%
         Highest contract charge 0.00% Class B (b)      $ 123.53             --                 --            --            7.49%
         All contract charges                                 --              5            $   658          3.61%             --
  2004   Lowest contract charge 0.00% Class B (b)       $ 114.93             --                 --            --           14.19%
         Highest contract charge 0.00% Class B (b)      $ 114.93             --                 --            --           14.19%
         All contract charges                                 --             --            $     4            --              --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 121.87             --                 --            --          (37.71)%
         Highest contract charge 0.60% Class A          $ 118.09             --                 --            --          (38.08)%
         All contract charges                                 --             73            $ 8,899          0.31%             --
  2007   Lowest contract charge 0.00% Class A           $ 195.65             --                 --            --           (9.59)%
         Highest contract charge 0.60% Class A          $ 190.72             --                 --            --          (10.14)%
         All contract charges                                 --             74            $14,269          0.38%             --
  2006   Lowest contract charge 0.00% Class A           $ 216.41             --                 --            --           16.40%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                          Unit             Units         Net Assets     Investment        Total
                                                       Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                      ------------ -------------------- ------------ ---------------- -------------
Multimanager Small Cap Value (Continued)
----------------------------------------
         Highest contract charge 0.60% Class A          $ 212.25             --                 --            --           15.70%
         All contract charges                                 --             67            $14,314          6.20%             --
  2005   Lowest contract charge 0.00% Class A           $ 185.93             --                 --            --            4.95%
         Highest contract charge 0.60% Class A          $ 183.45             --                 --            --            4.32%
         All contract charges                                 --             49            $ 8,881          5.33%             --
  2004   Lowest contract charge 0.00% Class A           $ 177.17             --                 --            --           17.40%
         Highest contract charge 0.60% Class A          $ 175.86             --                 --            --           16.70%
         All contract charges                                 --             28            $ 4,964          8.72%             --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B           $ 128.82             --                 --            --          (37.86)%
         Highest contract charge 0.90% Class B          $ 118.09             --                 --            --          (38.43)%
         All contract charges                                 --            125            $15,267          0.31%             --
  2007   Lowest contract charge 0.00% Class B           $ 207.32             --                 --            --           (9.84)%
         Highest contract charge 0.90% Class B          $ 191.79             --                 --            --          (10.65)%
         All contract charges                                 --            146            $28,898          0.38%             --
  2006   Lowest contract charge 0.00% Class B           $ 229.95             --                 --            --           16.11%
         Highest contract charge 0.90% Class B          $ 214.66             --                 --            --           15.07%
         All contract charges                                 --            160            $35,191          6.20%             --
  2005   Lowest contract charge 0.00% Class B           $ 198.05             --                 --            --            3.91%
         Highest contract charge 0.90% Class B          $ 186.56             --                 --            --            3.75%
         All contract charges                                 --            120            $23,048          5.33%             --
  2004   Lowest contract charge 0.00% Class B           $ 190.60             --                 --            --           17.11%
         Highest contract charge 0.90% Class B          $ 179.82             --                 --            --           16.05%
         All contract charges                                 --             66            $11,982          8.72%             --
Multimanager Technology (a)
---------------------------
         Unit Value 0.00% to 0.60%*
  2008   Lowest contract charge 0.00% Class A           $ 140.56             --                 --            --          (46.96)%
         Highest contract charge 0.60% Class A          $  75.38             --                 --            --          (47.28)%
         All contract charges                                 --             51            $ 6,987          0.00%             --
  2007   Lowest contract charge 0.00% Class A           $ 265.01             --                 --            --           18.55%
         Highest contract charge 0.60% Class A          $ 142.97             --                 --            --           17.83%
         All contract charges                                 --             47            $12,183            --              --
  2006   Lowest contract charge 0.00% Class A           $ 223.55             --                 --            --            7.57%
         Highest contract charge 0.60% Class A          $ 121.34             --                 --            --            6.93%
         All contract charges                                 --             40            $ 8,494            --              --
  2005   Lowest contract charge 0.00% Class A           $ 207.81             --                 --            --           11.56%
         Highest contract charge 0.60% Class A          $ 113.47             --                 --            --           10.89%
         All contract charges                                 --             31            $ 6,009            --              --
  2004   Lowest contract charge 0.00% Class A           $ 186.28             --                 --            --            5.24%
         Highest contract charge 0.60% Class A          $ 102.33             --                 --            --            4.61%
         All contract charges                                 --             19            $ 3,396          1.09%             --
Multimanager Technology (a)
---------------------------
         Unit Value 0.00% to 0.90%*
  2008   Lowest contract charge 0.00% Class B           $ 115.13             --                 --            --          (47.08)%
         Highest contract charge 0.90% Class B          $  66.61             --                 --            --          (47.56)%
         All contract charges                                 --            551            $40,530          0.00%             --
  2007   Lowest contract charge 0.00% Class B           $ 217.54             --                 --            --           18.22%
         Highest contract charge 0.90% Class B          $ 127.01             --                 --            --           17.15%
         All contract charges                                 --            586            $81,155          0.00%             --
  2006   Lowest contract charge 0.00% Class B           $ 184.01             --                 --            --            7.30%
         Highest contract charge 0.90% Class B          $ 108.42             --                 --            --            6.33%
         All contract charges                                 --            574            $66,544            --              --
  2005   Lowest contract charge 0.00% Class B           $ 171.50             --                 --            --           11.27%
         Highest contract charge 0.90% Class B          $ 101.96             --                 --            --           10.27%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2008


8. Accumulation Unit Values (Continued)


                                                                              Years Ended December 31,
                                                    -----------------------------------------------------------------------------
                                                        Unit             Units         Net Assets     Investment        Total
                                                     Fair Value   Outstanding (000s)     (000s)     Income Ratio**    Return***
                                                    ------------ -------------------- ------------ ---------------- -------------
Multimanager Technology (a)(Continued)
--------------------------------------
         All contract charges                               --            620            $67,000            --              --
  2004   Lowest contract charge 0.00% Class B         $ 154.13             --                 --            --            4.99%
         Highest contract charge 0.90% Class B        $  92.46             --                 --            --            4.04%
         All contract charges                               --            645            $62,809          1.09%             --
Natural Resources
-----------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (t)     $  44.71             --                 --            --          (55.29)%
         Lowest contract charge 0.00% Class B (t)     $  44.71             --                 --            --          (55.29)%
         All contract charges                               --            255            $11,418          0.22%             --
Target 2015 Allocation
----------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (t)     $  81.10             --                 --            --          (28.29)%
         Lowest contract charge 0.00% Class B (t)     $  81.10             --                 --            --          (28.29)%
         All contract charges                               --             11            $   878         13.10%             --
Target 2025 Allocation
----------------------
  2008   Lowest contract charge 0.00% Class B (t)     $  76.56             --                 --            --          (32.44)%
         Lowest contract charge 0.00% Class B (t)     $  76.56             --                 --            --          (32.44)%
         All contract charges                               --              9            $   658         19.66%             --
Target 2035 Allocation
----------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (t)     $  73.61             --                 --            --          (35.40)%
         Lowest contract charge 0.00% Class B (t)     $  73.61             --                 --            --          (35.40)%
         All contract charges                               --              1            $    97          8.24%             --
Target 2045 Allocation
----------------------
         Unit Value 0.00%*
  2008   Lowest contract charge 0.00% Class B (t)     $  70.47             --                 --            --          (38.66)%
         Lowest contract charge 0.00% Class B (t)     $  70.47             --                 --            --          (38.66)%
         All contract charges                               --             --            $     8          0.00%             --
Vanguard VIF Equity Index
-------------------------
         Unit Value 0.60%*
  2008   Lowest contract charge 0.60% Class A         $  85.02             --                 --            --          (37.31)%
         Highest contract charge 0.60% Class A        $  85.02             --                 --            --          (37.31)%
         All contract charges                               --             48            $ 4,107          5.70%             --
Vanguard VIF Equity Index (Continued)
-------------------------------------
  2007   Lowest contract charge 0.60% Class A         $ 135.63             --                  --              --           4.75%
         Highest contract charge 0.60% Class A        $ 135.63             --                  --              --           4.75%
         All contract charges                               --             40              $5,476            1.41%            --
  2006   Lowest contract charge 0.60% Class A         $ 129.48             --                  --              --          14.26%
         Highest contract charge 0.60% Class A        $ 129.48             --                  --              --          14.26%
         All contract charges                               --             33              $4,257            1.59%            --
  2005   Lowest contract charge 0.60% Class A         $ 113.32             --                  --              --           4.17%
         Highest contract charge 0.60% Class A        $ 113.32             --                  --              --           4.17%
         All contract charges                               --             28              $3,166            1.57%            --
  2004   Lowest contract charge 0.60% Class A         $ 108.79             --                  --              --          10.14%
         Highest contract charge 0.60% Class A        $ 108.79             --                  --              --          10.14%
         All contract charges                               --             19              $2,113            1.00%            --

----------
(a) A substitution of Multimanager Technology for EQ/Technology occurred on May 14, 2004.
(b)  Units were made available for sale on October 25, 2004.
(c)  Units were made available for sale on September 7, 2004.
(d)  Units were made available on May 9, 2005.
(e)  Units were made available October 10, 2005.
(f)  Units were made available for sale on April 27, 2007.
(g)  Units were made available for sale on July 6, 2007.
(h)  Units were made available for sale on May 25, 2007.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes to Financial Statements (Concluded)

December 31, 2008


8. Accumulation Unit Values (Concluded)

(i) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(j) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(k) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(l) A substitution of EQ/AllianceBernstein Value was made for Davis Value on August 17, 2007.
(m) A substitution of EQ/Van Kampen Mid Cap Growth was made for MFS Mid Cap Growth on August 17, 2007.
(n) A substitution of EQ/Lord Abbett Mid Cap Value was made for OpCap Renaissance on August 17, 2007.
(o) A substitution of EQ/JPMorgan Core Bond was made for PIMCO Total Return on August 17, 2007.
(p) A substitution of EQ/Van Kampen Real Estate was made U.S. Real Estate on August 17, 2007.
(q) A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(r)  Units were made available for sale August 17, 2007.
(s)  Units were made available for sale May 1, 2006.
(t)  Units were made available for sale May 1, 2008.

* Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractowners may not have selected all available and applicable contract options.

** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                      AXA EQUITABLE LIFE INSURANCE COMPANY



 Report of Independent Registered Public Accounting Firm..................  F-1


 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2008 and 2007................  F-2
   Consolidated Statements of Earnings, Years Ended December 31, 2008,
     2007 and 2006........................................................  F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
     Income, Years Ended December 31, 2008, 2007 and 2006.................  F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 2008,
     2007 and 2006........................................................  F-5
   Notes to Consolidated Financial Statements.............................  F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable adopted a framework for measuring fair value on January 1, 2008. Also, AXA Equitable changed its method of accounting for uncertainty in income taxes on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 13, 2009

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2008 AND 2007


                                                                                   2008                 2007
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at estimated fair value.............  $     23,831.0       $     27,159.5
   Mortgage loans on real estate............................................         3,673.9              3,730.6
   Equity real estate, held for the production of income....................           370.3                381.7
   Policy loans.............................................................         3,700.3              3,938.8
   Other equity investments.................................................         1,646.8              1,820.3
   Trading securities......................................................            322.7                573.3
   Other invested assets....................................................         1,501.4              1,000.9
                                                                              -----------------    -----------------
     Total investments......................................................        35,046.4             38,605.1
Cash and cash equivalents...................................................         2,403.9              1,173.2
Cash and securities segregated, at estimated fair value.....................         2,572.6              2,370.0
Broker-dealer related receivables...........................................         1,020.4              1,623.5
Deferred policy acquisition costs...........................................         7,482.0              9,019.3
Goodwill and other intangible assets, net...................................         3,702.4              3,724.6
Amounts due from reinsurers.................................................         2,897.2              2,890.6
Loans to affiliates.........................................................           588.3                638.3
Other assets................................................................        12,926.0              3,341.8
Separate Accounts' assets...................................................        67,627.0             96,539.6
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    136,266.2       $    159,926.0
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,742.5       $     25,168.2
Future policy benefits and other policyholders liabilities..................        17,733.1             14,304.7
Broker-dealer related payables..............................................           485.5                595.1
Customers related payables..................................................         2,753.1              2,722.2
Amounts due to reinsurers...................................................            64.2              1,119.5
Short-term and long-term debt...............................................           484.6                982.0
Loans from affiliates.......................................................         1,325.0                325.0
Income taxes payable........................................................         3,813.2              3,398.9
Other liabilities...........................................................         2,842.5              1,963.2
Separate Accounts' liabilities..............................................        67,627.0             96,539.6
Minority interest in equity of consolidated subsidiaries....................         2,896.9              2,478.9
Minority interest subject to redemption rights..............................           135.0                142.7
                                                                              -----------------    -----------------
     Total liabilities......................................................       124,902.6            149,740.0
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

SHAREHOLDER'S EQUITY

Common stock, $1.25 par value, 2.0 million shares authorized,
   issued and outstanding...................................................             2.5                  2.5
Capital in excess of par value..............................................         5,184.1              5,265.4
Retained earnings...........................................................         8,412.6              5,186.0
Accumulated other comprehensive loss........................................        (2,235.6)              (267.9)
                                                                              -----------------    -----------------
     Total shareholder's equity.............................................        11,363.6             10,186.0
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................  $    136,266.2       $    159,926.0
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006


                                                                      2008               2007               2006
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................   $    2,951.7       $     2,741.7      $     2,252.7
Premiums......................................................          758.6               804.9              817.8
Net investment income.........................................        9,093.7             2,688.4            2,389.2
Investment (losses) gains, net................................         (338.5)               (7.2)              46.9
Commissions, fees and other income............................        6,115.8             5,180.6            4,373.0
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................       18,581.3            11,408.4            9,879.6
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        4,702.6             1,998.5            1,960.5
Interest credited to policyholders' account balances..........        1,065.3             1,065.2            1,082.5
Compensation and benefits.....................................        1,989.1             2,453.2            2,090.4
Commissions...................................................        1,437.1             1,744.2            1,394.4
Distribution plan payments....................................          274.4               335.1              292.9
Amortization of deferred sales commissions....................           79.1                95.5              100.4
Interest expense..............................................           58.5                72.0               70.4
Amortization of deferred policy acquisition costs.............        3,484.7             1,099.2              689.3
Capitalization of deferred policy acquisition costs...........       (1,394.1)           (1,719.3)          (1,363.4)
Rent expense..................................................          246.6               224.3              204.1
Amortization of other intangible assets.......................           23.7                23.2               23.6
Other operating costs and expenses............................        1,196.0             1,317.9            1,254.2
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................       13,163.0             8,709.0            7,799.3
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before
  income taxes and minority interest..........................        5,418.3             2,699.4            2,080.3
Income taxes..................................................       (1,701.9)             (759.8)            (424.5)
Minority interest in net income of consolidated subsidiaries..         (470.0)             (702.9)            (608.3)
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations...........................        3,246.4             1,236.7            1,047.5
(Losses) earnings from discontinued operations,
   net of income taxes........................................          (26.1)               (5.9)              31.2
Gains (losses) on disposal of discontinued operations,
   net of income taxes........................................            6.3                 2.8               (1.9)
                                                                -----------------  -----------------  -----------------
NET EARNINGS..................................................   $    3,226.6       $     1,233.6      $     1,076.8
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                                                         2008               2007               2006
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
SHAREHOLDER'S EQUITY

Common stock, at par value, beginning and end of year.............  $         2.5       $        2.5       $        2.5
                                                                   -----------------   ----------------   ----------------

Capital in excess of par value, beginning of year.................        5,265.4            5,139.6            4,976.3
Changes in capital in excess of par value.........................          (81.3)             125.8              163.3
                                                                   -----------------   ----------------   ----------------
Capital in excess of par value, end of year.......................        5,184.1            5,265.4            5,139.6
                                                                   -----------------   ----------------   ----------------

Retained earnings, beginning of year..............................        5,186.0            4,507.6            4,030.8
Cumulative effect adjustment to adopt FIN 48......................            -                 44.8                -
                                                                   -----------------   ----------------   ----------------
Retained earnings, beginning of year as adjusted..................        5,186.0            4,552.4            4,030.8
Net earnings......................................................        3,226.6            1,233.6            1,076.8
Dividends on common stock.........................................            -               (600.0)            (600.0)
                                                                   -----------------   ----------------   ----------------
Retained earnings, end of year....................................        8,412.6            5,186.0            4,507.6
                                                                   -----------------   ----------------   ----------------

Accumulated other comprehensive (loss) income,
   beginning of year..............................................         (267.9)            (167.3)             432.3
Other comprehensive loss .........................................       (1,967.7)            (100.6)            (150.1)
Adjustment to initially apply SFAS No.158, net of income taxes ...            -                  -               (449.5)
                                                                   -----------------   ----------------   ----------------
Accumulated other comprehensive loss, end of year.................       (2,235.6)            (267.9)            (167.3)
                                                                   -----------------   ----------------   ----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR...........................  $    11,363.6       $   10,186.0       $    9,482.4
                                                                   =================   ================   ================


                                                                         2008               2007               2006
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE INCOME

Net earnings....................................................    $      3,226.6      $    1,233.6       $    1,076.8
                                                                   -----------------   ----------------   ----------------
Change in unrealized losses, net of
   reclassification adjustment..................................          (1,374.4)           (178.6)            (150.1)
Defined benefit plans:
   Net (loss) gain arising during year..........................            (620.4)             38.8                -
   Prior service cost arising during year.......................               -                 1.7                -
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost...              30.8              41.2                -
     Amortization of net prior service credit
       included in net periodic cost............................              (3.7)             (3.6)               -
     Amortization of net transition asset.......................               -                 (.1)               -
                                                                   -----------------   ----------------   ----------------
     Other comprehensive income - defined benefit plans.........            (593.3)             78.0                -
                                                                   -----------------   ----------------   ----------------

Other comprehensive loss........................................          (1,967.7)           (100.6)            (150.1)
                                                                   -----------------   ----------------   ----------------

COMPREHENSIVE INCOME............................................    $      1,258.9      $    1,133.0       $      926.7
                                                                   =================   ================   ================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006

                                                                       2008                2007               2006
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)
Net earnings..................................................    $     3,226.6       $    1,233.6       $     1,076.8
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances........          1,065.3            1,065.2             1,082.5
  Universal life and investment-type product
     policy fee income........................................         (2,951.7)          (2,741.7)           (2,252.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................            618.9               98.5               117.2
  Net investment income related to derivative instruments.....         (7,302.1)             (86.6)              302.4
  Change in reinsurance recoverable with affiliate............         (6,351.5)               -                   -
  Investment losses (gains), net..............................            338.5                7.2               (46.9)
  Change in segregated cash and securities, net...............           (202.6)            (360.3)             (245.0)
  Change in deferred policy acquisition costs.................          2,090.6             (620.1)             (674.1)
  Change in future policy benefits............................          2,398.0               95.4                52.7
  Change in income taxes payable..............................          1,135.0              532.9               425.9
  Minority interest in net income of consolidated subsidiaries            470.0              686.3               599.9
  Change in fair value of guaranteed minimum income
     benefit reinsurance contracts............................         (1,566.8)              (6.9)               14.8
  Amortization of deferred sales commissions..................             79.1               95.5               100.4
  Other depreciation and amortization.........................            140.4              133.8               144.9
  Amortization of other intangible assets, net................             23.7               23.2                23.6
  (Gains) losses on disposal of discontinued operations.......             (6.3)              (2.8)                1.9
  Change in accounts payable and accrued expenses.............           (187.7)             102.6                85.5
  Other, net..................................................             75.3               81.6                61.1
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by operating activities...........         (6,907.3)             337.4               870.9
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities
     and mortgage loans.......................................          1,727.5            2,143.1             2,962.2
  Sales of investments........................................            796.2            2,356.5             1,536.9
  Sale of AXA Equitable Life and Annuity......................             60.8                -                   -
  Purchases of investments....................................         (2,106.8)          (3,525.3)           (4,262.3)
  Cash settlements related to derivative instruments..........          5,337.0              (98.3)                -
  Change in short-term investments............................             29.3              107.0                65.6
  Decrease in loans to affiliates.............................              -                400.0                 -
  Increase in loans to affiliates.............................              -               (650.0)                -
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (163.1)            (205.0)             (146.1)
  Other, net..................................................            155.9              (91.2)             (390.4)
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) investing activities...........          5,836.8              436.8              (234.1)
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                    CONTINUED

                                                                      2008               2007               2006
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    4,384.5       $     4,102.1      $     3,865.2
    Withdrawals from and transfers to Separate Accounts.......       (2,602.8)           (3,831.7)          (3,569.1)
  Change in short-term financings.............................         (497.8)              199.0              327.7
  Repayments of long-term debt ...............................            -                   -               (400.0)
  Increase in collateralized pledged liabilities..............          568.7                 -                  -
  Proceeds from loans from affiliates.........................        1,000.0                 -                  -
  Shareholder dividends paid..................................            -                (600.0)            (600.0)
  Other, net..................................................         (551.4)             (592.6)            (206.5)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........        2,301.2              (723.2)            (582.7)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................        1,230.7                51.0               54.1
Cash and cash equivalents, beginning of year..................        1,173.2             1,122.2            1,068.1
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    2,403.9       $     1,173.2      $     1,122.2
                                                                =================  =================  =================

Supplemental cash flow information:

  Interest Paid...............................................   $       34.4       $        52.6      $        59.9
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      257.3       $       178.1      $       (40.8)
                                                                =================  =================  =================







                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"), formerly AXA Life and Annuity Company. On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, by means of separately managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships in respect of mutual funds sponsored by third parties, separately managed account programs sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities, by means of separately managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) institutional research services by means of independent, fundamental research, portfolio strategy and brokerage-related services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"), Sanford C. Bernstein & Co. LLC ("SCB LLC"), Sanford C. Bernstein Limited ("SCBL") and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private units in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. At December 31, 2008 and 2007, the Company's consolidated economic interest in AllianceBernstein was 37.4% and 45.5%, respectively. At December 31, 2008 and 2007, AXA Financial Group's beneficial ownership in AllianceBernstein was approximately 62.4% and 63.2%, respectively. Minority interest subject to redemption rights on the consolidated balance sheets represents the remaining private AllianceBernstein Units still held by former Bernstein shareholders. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2008 and 2007, respectively, the Insurance Group's General Account held $1.8 million and $5.7 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") 46(R), "Consolidation of Variable Interest Entities - Revised". At December 31, 2008 and 2007, respectively, as reported in the consolidated balance sheet, these investments included $0.8 million and $4.7 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2008 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under FIN 46(R). These include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2008, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $61.0 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2008," "2007" and "2006" refer to the years ended December 31, 2008, 2007 and 2006, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        On January 12, 2009, the FASB issued FASB Staff Position ("FSP") Emerging Issues Task Force ("EITF") 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20", amending EITF Issue No. 99-20, "Recognition of Interest Income and Impairment of Purchased Beneficial Interests and Beneficial Interests That Continue to be Held by a Transferor in Securitized Financial Assets". The FSP broadens the other-than-temporary impairment assessment for interests in securitized financial assets within the scope of EITF 99-20 to conform to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. FSP EITF 99-20-1 is effective prospectively for interim and annual reporting periods ending after December 15, 2008 and application to prior periods is not permitted. At December 31, 2008, debt securities with amortized cost and fair values of approximately $1,616.8 million and $1,156.3 million comprised the population subject to this amendment. Adoption of the FSP did not have an impact on the Company's consolidated results of operations or financial position.

        Effective January 1, 2008, Statement of Financial Accounting Standards ("SFAS") No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities including an amendment of FASB Statement No. 115," permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management has elected not to adopt the fair value option as permitted by SFAS No. 159.

        Effective January 1, 2008, the Company adopted SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is defined under SFAS No. 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's adoption of SFAS No. 157 at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. The increase in the GMIB reinsurance asset's fair value under SFAS No. 157 was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of SFAS No. 157.

        On February 12, 2008, the FASB issued FSP SFAS No. 157-2, which deferred the effective date of SFAS No. 157 for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delays until December 31, 2009 the application of SFAS No. 157 to the Company's annual impairment testing of goodwill and other intangible assets but would require adoption in an earlier interim period in 2009 if circumstances would be indicative of an impairment event. Management does not anticipate adoption of this FSP to have significant impact on the methodologies used to measure fair value for these impairment assessments.

        On October 10, 2008, the FASB issued FSP SFAS No. 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. FSP SFAS No. 157-3 was effective upon issuance, including prior periods for which financial statements have not been issued. Significant liquidity constraints that emerged in fourth quarter 2008 in the market for commercial mortgage-backed securities ("CMBS") resulted in the Company's adoption of this clarification for purpose of measuring the fair value of its CMBS portfolio at December 31, 2008. As a result, management concluded that an adjusted discounted cash flow methodology that maximizes the use of relevant observable inputs would produce a more representative measure of the fair value of CMBS at December 31, 2008 as compared to matrix pricing and broker quotes used at prior measurement dates and that now would require significant adjustments. The determination of fair value also considered the very limited, yet observable, CMBS transactions that occurred in fourth quarter 2008. At December 31, 2008, the fair value of the Company's CMBS portfolio was $1,674.7 million.

        Effective January 1, 2008, the Company adopted SFAS No. 141(R), "Business Combinations (revised 2007)" to be applied prospectively for all future acquisitions. While retaining the requirement of SFAS No. 141, "Business Combinations," to use purchase accounting for all business combinations, SFAS No. 141(R)'s new rules include the following:
           o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control even if it has not acquired 100% of the target company,
           o Contingent considerations will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred, and
           o The requirements in SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities," must be met at the acquisition date in order to accrue for a restructuring plan.

        In June 2007, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 07-1, "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies". The SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The SOP addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. SOP 07-1 was to have been effective for fiscal years beginning after December 15, 2007. On February 12, 2008, the FASB issued FSP SOP 07-1-1 that indefinitely delays the effective date of SOP 07-1. The delay is intended to allow the FASB time to consider a number of significant issues relating to the implementation of SOP 07-1.

        Effective January 1, 2007, and as more fully described in Note 15 herein, the Company adopted FIN 48, "Accounting for Uncertainty in Income Taxes," an interpretation that clarifies the recognition criteria and measurement of the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained based on the technical merits of the position, assuming examination by the taxing authority, and is required to be measured at the largest amount of tax benefit that is more than 50% likely of being realized upon ultimate settlement, taking into consideration the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. In addition, annual disclosures with respect to income taxes have been expanded by FIN 48 and require inclusion of a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. As a result of adopting FIN 48, the Company recognized a $44.8 million cumulative-effect adjustment that increased January 1, 2007 retained earnings reflecting a decrease in the amount of unrecognized tax benefits.

        On January 1, 2007, the Company adopted the AICPA's SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". The SOP requires identification of transactions that result in a substantial change in an insurance contract.

        Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of SOP 05-1 did not have a material impact on the Company's consolidated results of operations or financial position.

        On December 31, 2006, the Company implemented SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over or underfunded status of such benefit plans as an asset or liability in the balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 did not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

        As required by SFAS No. 158, the $449.5 million impact of initial adoption, net of income tax and minority interest, was reported as an adjustment to the December 31, 2006 balance of accumulated other comprehensive income in the accompanying consolidated financial statements. The consequent recognition of the funded status of its defined benefit pension and other postretirement plans at December 31, 2006 reduced total assets by approximately $684.2 million principally due to the $684.2 million reduction of prepaid pension cost, and decreased total liabilities by approximately $234.7 million. The change in liabilities resulted principally from the $242.7 million decrease in income taxes payable partially offset by an increase of $12.0 million in benefit plan liabilities.

        SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 had no impact on the Company as it already uses a December 31 measurement date for all of its plan assets and benefits obligations.

        On January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment," which requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of the Company's equity-classified award programs for which no cost previously would have been charged to net earnings in accordance with Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans. As a result of adopting SFAS No. 123(R) on January 1, 2006, consolidated earnings from continuing operations before income taxes and minority interest for 2006 was $81.8 million lower and consolidated net earnings for 2006 was $52.5 million lower than if these plans had continued to be accounted for under APB No. 25.

        The Company used the "modified prospective method," applying the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. Beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006 were recognized in the consolidated statement of earnings over the awards' remaining future service-vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.

        The Company also elected the "short-cut" transition alternative for approximating the historical pool of windfall tax benefits available in shareholder's equity at January 1, 2006 as provided by the FASB in FSP FAS No. 123(R)-3, "Transition Election Related to Accounting For the Tax Effects of Share-Based Payment Awards". This historical pool represents the cumulative tax benefits of tax deductions for employee share-based payments in excess of compensation costs recognized under U.S. GAAP. In the event that a shortfall of tax benefits occurs during a reporting period (i.e., tax deductions are less than the related cumulative compensation expense), the historical pool will be reduced by the amount of the shortfall. If the shortfall exceeds the amount of the historical pool, there will be a negative impact on the results of operations. In 2008, 2007 and 2006, additional windfall tax benefits resulted from employee exercises of stock option awards.

        New Accounting Pronouncements
        -----------------------------

        On December 30, 2008, the FASB issued FSP FAS 132(R)-1, "Disclosures about Employers' Postretirement Benefit Plan Assets". The FSP amended FAS. 132(R), "Disclosure about Plan Assets," to require additional disclosures about assets held in an employer's defined benefit pension or other postretirement plans, including disclosures about fair value measures similar to those of SFAS No. 157. The FSP is effective prospectively for fiscal years ending after December 15, 2009.

        On March 19, 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133," which requires enhanced disclosures of an entity's objectives and strategies for using derivatives, including tabular presentation of fair value amounts, gains and losses, and related hedged items, with appropriate cross-referencing to the financial statements. SFAS No. 161 is effective for interim and annual reporting periods beginning January 1, 2009.

        On December 4, 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51". SFAS No. 160 will:
            o Recharacterize minority interests, currently classified within liabilities, as noncontrolling interests to be reported as a component of consolidated equity on the balance sheet,
            o Include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests, and
            o Account for increases and decreases in noncontrolling interests as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests being accounted for as a change to the controlling entity's equity instead of as current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized.

        SFAS No. 160 is effective prospectively for fiscal years beginning on or after December 15, 2008 except for its specific transition provisions for retroactive adoption of the balance sheet and income statement presentation and disclosure requirements for existing minority interests. Management currently is assessing the impacts of adoption, including adjustments that will be required in the consolidated financial statements to conform the presentations of minority interest in the equity and net income of AllianceBernstein and the recognition of changes in the Company's ownership interest. In 2009, the Emerging Issues Task Force will consider a topic entitled "Consideration of an Insurer's Accounting for Majority Owned Investments When the Ownership Is Through a Separate Account". This issue will consider the treatment of Separate Account arrangements that involve ownership by the Separate Account of more than 50% of its mutual fund shares.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities identified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trusts ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under FIN 46(R) are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with unrealized gains and losses reported as a separate component of accumulated other comprehensive income (loss) in Shareholder's equity.

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2008 and 2007, the carrying value of COLI was $687.3 million and $770.7 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are stated at amortized cost that approximates fair value, and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value has been determined to approximate fair value.

        All securities owned including United States government and agency securities, mortgage-backed securities and futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company primarily uses derivatives for asset/liability risk management, for hedging individual securities and certain equity exposures and to reduce its exposure to interest rate fluctuations on its long-term debt obligations. Various derivative instruments are used to achieve these objectives, including interest rate floors, interest rate swaps, futures contracts and options positions. None of the derivatives were designated as qualifying hedges under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities".

        The Insurance Group issues certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit for Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in GMIB benefits, in the event of election, being higher than what accumulated policyholders account balances would support. The Company currently utilizes a combination of futures contracts and interest rate swap and floor contracts to hedge such risks. However, for both GMDB and GMIB, the Company retains basis and volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The futures contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. Reinsurance contracts covering GMIB exposure as well as the GWBL features are considered derivatives for accounting purposes, and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. Changes in GMIB reinsurance fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings, while changes related to the GWBL fair values are reported in Policyholder's benefits. There can be no assurance that ultimate actual experience will not differ from management's estimates. See Note 8 herein.

        Margins on individual insurance and annuity contracts are affected by interest rate fluctuations. If interest rates fall, credited interest rates and dividends could be adjusted prospectively subject to minimum rate guarantees. To hedge exposure to lower interest rates for these and other reasons, the Company may use interest rate floors.

        The Company is exposed to equity market fluctuations through investments in Separate Accounts. The Company may enter into derivative contracts to minimize such risk.

        The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, such credit exposure is limited to the fair value of the derivative instruments at the reporting date. All derivatives outstanding at December 31, 2008 and 2007 are recognized on the balance sheet at their fair values. The Company controls and minimizes its counterparty exposure. Exposure to credit risk is controlled with respect to each counterparty through a credit appraisal and approval process. Each counterparty is currently rated A+ or better by Moody's and Standard and Poor's rating agencies. In addition, as further described in Note 3, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. All outstanding equity-based and treasury futures contracts at December 31, 2008 and 2007 were exchange-traded and are marked to market and net settled daily. All gains and losses on derivative financial instruments other than the GMIB reinsurance contracts and the GWBL features liability are reported in Net investment income.

        Net Investment Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        --------------------------------------------------------------------

        Net investment income and realized investment gains (losses), net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations principally consisting of group non-participating wind-up annuity products ("Wind-up Annuities"), Closed Block's policyholders dividend obligation and DAC related to universal life and investment-type products and participating traditional life contracts.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS No. 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

            Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
            Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
            Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        Fair value measurements classified as Level 1 include exchange-traded prices of debt and equity securities and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. At December 31, 2008, investments classified as Level 2 comprised approximately 24.0% of invested assets measured at fair value on a recurring basis and primarily included U.S. government and agency securities and certain corporate debt securities. As market quotes generally are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values for which the significant inputs are sourced either directly or indirectly from market observable data.

        At December 31, 2008, approximately $419.4 million amortized cost of CMBS securities were transferred from Level 2 to Level 3 classification. Through third quarter 2008, pricing of these securities was sourced from a third party service, whose process placed significant reliance on market trading activity. In fourth quarter 2008, the lack of sufficient observable CMBS trading data and significant volatility in the pricing of isolated trades, made it difficult, at best, to validate prices of CMBS securities below the senior AAA tranche for which limited trading continued. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs. To provide for consideration of fourth quarter market transactions, the fair value measures of these CMBS securities at December 31, 2008 attributed a 10% weighting to the pricing sourced from the third party service. This weighting of multiple valuation techniques is permitted both by SFAS No. 157 and FSP FAS 157-3 and produces a more representative measure of the fair values of these CMBS securities in the circumstances. The fair value of these CMBS securities at December 31, 2008 was approximately $358.2 million. The Level 2 classification continues to include approximately $1,843.0 million AAA-rated mortgage- and asset-backed securities, including AAA senior CMBS, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently volatile, market activity in these sectors.

        Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. In addition to the CMBS securities described above, included in the Level 3 classification at December 31, 2008 were approximately $458.4 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate the pricing of investments classified as Level 3, including back-testing to historical prices, benchmarking to similar securities, and internal review by a valuation committee. Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivatives in accordance with SFAS No. 133. The GMIB reinsurance asset reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less the fees, adjusted for risk margins, attributable to the GWBL feature valued as an embedded derivative over a range of market-consistent economic scenarios. The valuation of both the asset and liability just described incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of Separate Account funds.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2008 and 2007.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and certain annuities, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The fair values for variable deferred annuities and single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates fair value.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2008, the average gross short-term and long-term annual return estimate is 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% ((2.3%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2008, current projections of future average gross market returns assume a 9% return for 2009 through 2013, which is within the maximum and minimum limitations.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances in fourth quarter 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, estimated gross profits on a U.S. GAAP basis for certain issue years of the Accumulator(R) product line of variable annuities are expected to be negative due to the recognition of derivative gains in earnings, while the reserves do not fully reflect the immediate impact of equity and interest market fluctuations. Therefore, the amortization method was changed from a methodology that uses the present value of estimated gross profits to the present value of estimated assessments.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2008, the average rate of assumed investment yields, excluding policy loans, was 6.2% grading to 6.0% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and guaranteed minimum accumulation benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.0% to 10.9% for life insurance liabilities and from 2.35% to 8.7% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2008, participating policies, including those in the Closed Block, represent approximately 9.73% ($27,200.0 million) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2008, 2007 and 2006, investment results of such Separate Accounts were (losses) gains of $(33,912.8) million, $5,347.4 million and $5,689.1 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC, for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2008. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2008 impairment testing performed as of December 31, 2008, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management believes that other intangible assets were not impaired at December 31, 2008.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale: o Management having the authority to approve the action commits the organization to a plan to sell the property.
        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2008 were not significant.

3)      INVESTMENTS

        Fixed Maturities and Equity Securities

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS              GROSS
                                               AMORTIZED         UNREALIZED         UNREALIZED         ESTIMATED
                                                  COST             GAINS              LOSSES           FAIR VALUE
                                            ----------------- -----------------  -----------------  ----------------
                                                                         (IN MILLIONS)
        DECEMBER 31, 2008
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate......................  $   18,913.6      $     223.6        $     1,782.7      $    17,354.5
            Mortgage and Asset Backed......       4,242.8            76.7                 580.0            3,739.5
            U.S. Treasury, government
              and agency securities........       1,061.9            279.7                  -              1,341.6
            States and political
              subdivisions.................        164.7             12.0                   7.7              169.0
            Foreign governments............        256.3             46.5                   5.6              297.2
            Redeemable preferred stock.....       1,571.7             .1                  642.6              929.2
                                            ----------------- -----------------  -----------------  ----------------
              Total Available for Sale.....  $   26,211.0      $     638.6        $     3,018.6      $    23,831.0
                                            ================= =================  =================  ================

        Equity Securities:
          Available for sale...............  $     31.7        $       -          $         4.9      $        26.8
          Trading securities...............        434.9              .2                  188.6              246.5
                                            ----------------- -----------------  -----------------  ----------------
        Total Equity Securities............  $     466.6       $      .2          $       193.5      $       273.3
                                            ================= =================  =================  ================

        December 31, 2007
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate......................  $   19,495.5      $     586.5        $       290.1      $    19,791.9
            Mortgage and Asset Backed......       4,665.3            52.5                 266.5            4,451.3
            U.S. Treasury, government
              and agency securities........        715.4             51.8                   -                767.2
            States and political
              subdivisions.................        169.8             16.7                    .6              185.9
            Foreign governments............        237.0             41.9                   -                278.9
            Redeemable preferred stock.....       1,730.7            51.3                  97.7            1,684.3
                                            ----------------- -----------------  -----------------  ----------------
              Total Available for Sale.....  $   27,013.7      $     800.7        $       654.9      $    27,159.5
                                            ================= =================  =================  ================

        Equity Securities:
          Available for sale...............  $     25.1        $      .8          $          .1      $        25.8
          Trading securities...............        482.2              8.7                  23.8              467.1
                                            ----------------- -----------------  -----------------  ----------------
        Total Equity Securities............  $     507.3       $      9.5         $        23.9      $       492.9
                                            ================= =================  =================  ================

        At December 31, 2008 and 2007, respectively, the Company had trading fixed maturities with an amortized cost of $79.6 million and $105.3 million and carrying values of $76.2 million and $106.2 million. Gross unrealized gains on trading fixed maturities were $0.1 million and $1.0 million and gross unrealized losses were $3.5 million and $0.1 million for 2008 and 2007, respectively.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The contractual maturity of bonds at December 31, 2008 is shown below:

                                                                  AVAILABLE FOR SALE
                                                          ------------------------------------
                                                             AMORTIZED          ESTIMATED
                                                               COST             FAIR VALUE
                                                          ----------------   -----------------
                                                                     (IN MILLIONS)
        Due in one year or less..........................  $    668.0         $     670.7
        Due in years two through five....................      8,254.4             7,845.7
        Due in years six through ten.....................      7,777.2             7,077.9
        Due after ten years..............................      3,696.9             3,568.0
                                                          ----------------   -----------------
            Subtotal.....................................      20,396.5           19,162.3
        Mortgage and Asset Backed........................      4,242.8             3,739.5
                                                          ----------------   -----------------
        Total  ..........................................  $   24,639.3       $   22,901.8
                                                          ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process includes a quarterly review of certain assets by the Insurance Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.

        The following table discloses the 1,373 issues of fixed maturities that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2008:

                                  LESS THAN 12 MONTHS            12 MONTHS OR LONGER                  TOTAL
                              ----------------------------  -------------------------------------------------------------
                                                 GROSS                          GROSS                          GROSS
                               ESTIMATED      UNREALIZED      ESTIMATED      UNREALIZED     ESTIMATED       UNREALIZED
                               FAIR VALUE       LOSSES       FAIR VALUE        LOSSES       FAIR VALUE        LOSSES

                              ------------   -------------  -------------  -------------   -------------   --------------
                                                                    (IN MILLIONS)
   Fixed Maturities:
     Corporate..............  $   8,636.5    $   (1,051.8)  $    3,495.8   $     (730.9)   $   12,132.3    $   (1,782.7)
     Mortgage and
        Asset Backed........        379.9           (26.1)       1,409.6         (553.9)        1,789.5          (580.0)
     U.S. Treasury,
       government and
       agency securities....          -               -              -              -               -               -
     States and political

       subdivisions.........         36.9            (5.2)          17.7           (2.5)           54.6            (7.7)
     Foreign governments....         70.0            (5.6)           -              -              70.0            (5.6)
     Redeemable
       preferred stock......        364.2          (278.1)         515.6         (364.5)          879.8          (642.6)
                              ------------   -------------  -------------  -------------   -------------   --------------

   Total Temporarily

     Impaired Securities....  $   9,487.5    $   (1,366.8)  $    5,438.7   $   (1,651.8)   $   14,926.2    $   (3,018.6)
                              ============   =============  =============  =============   =============   ==============

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2008, approximately $900.4 million or 3.5% of the $26,211.0 million aggregate amortized cost of fixed maturities held by the Company was considered to be other than investment grade.

        The Insurance Group does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Insurance Group's fixed maturity investment portfolio includes Residential Mortgage Backed Securities ("RMBS") backed by subprime and Alt-A residential mortgages. RMBS are securities whose cash flows are backed by the principal and interest payments from a set of residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages consist of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and /or inadequate documentation of the borrowers' income. At December 31, 2008, the Insurance Group owned $49.1 million in RMBS backed by subprime residential mortgage loans, approximately 76% rated AAA, and $26.9 million in RMBS backed by Alt-A residential mortgage loans, approximately 82% of which were rated AAA. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2008, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $21.2 million.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. There were no restructured mortgage loans on real estate, based on amortized cost, at December 31, 2008 or 2007. Gross interest income on such loans included in net investment income aggregated zero, $3.9 million and $4.1 million in 2008, 2007 and 2006, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to zero, $3.3 million and $4.8 million in 2008, 2007 and 2006, respectively.

        There were no impaired mortgage loans at December 31, 2008. Impaired mortgage loans along with the related investment valuation allowances at December 31, 2007 follow:

                                                                               December 31,
                                                                                   2007
                                                                              --------------
                                                                               (In Millions)
        Impaired mortgage loans with investment valuation allowances.......   $        11.4
        Impaired mortgage loans without investment valuation allowances....             -
                                                                              --------------
        Recorded investment in impaired mortgage loans.....................            11.4
        Investment valuation allowances....................................            (1.4)
                                                                              --------------
        Net Impaired Mortgage Loans........................................   $        10.0
                                                                              ==============

        During 2008, 2007 and 2006, respectively, the Company's average recorded investment in impaired mortgage loans was $7.4 million, $49.1 million and $78.8 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million, $4.5 million, and, $4.5 million for 2008, 2007 and 2006, respectively.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2008 and 2007, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans were zero and $10.0 million.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2008 and 2007, respectively, the Company owned zero and $113.0 million of real estate acquired in satisfaction of debt. During 2008, 2007 and 2006, no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $189.8 million and $179.7 million at December 31, 2008 and 2007, respectively. Depreciation expense on real estate totaled $12.8 million, $14.2 million and $18.3 million for 2008, 2007 and 2006, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                  2008              2007             2006
                                                            ---------------   --------------   --------------
                                                                               (IN MILLIONS)
        Balances, beginning of year........................  $       1.4       $       21.0     $     11.8
        Additions charged to income........................          -                 20.9           10.1
        Deductions for writedowns and
          asset dispositions...............................         (1.4)             (40.5)           (.9)
                                                            ---------------   --------------   --------------
        Balances, End of Year..............................  $       -         $        1.4     $     21.0
                                                            ===============   ==============   ==============

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $       -         $        1.4     $     11.3
          Equity real estate...............................          -                  -              9.7
                                                            ---------------   --------------   --------------
        Total..............................................  $       -         $        1.4     $     21.0
                                                            ===============   ==============   ==============

        Equity Method Investments
        -------------------------
        Included in other equity investments, are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,414.6 million and $1,607.9 million, respectively, at December 31, 2008 and 2007. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $48.3 million and $59.7 million, respectively, at December 31, 2008 and 2007. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(58.1) million, $237.1 million and $169.6 million, respectively, for 2008, 2007 and 2006.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (4 individual ventures at both December 31, 2008 and 2007) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2008                2007
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $      318.2       $      391.3
        Investments in securities, generally at estimated fair value...........          47.3               99.3
        Cash and cash equivalents..............................................           7.8                2.4
        Other assets...........................................................           8.7                -
                                                                                ----------------   -----------------
        Total Assets...........................................................  $      382.0       $      493.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $      190.3       $      273.1
        Other liabilities......................................................           3.1                4.8
                                                                                ----------------   -----------------
        Total liabilities......................................................         193.4              277.9
                                                                                ----------------   -----------------

        Partners' capital......................................................         188.6              215.1
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $      382.0       $      493.0
                                                                                ================   =================

        The Company's Carrying Value in These Entities Included Above..........  $      110.6       $       79.5
                                                                                ================   =================



                                                                    2008            2007               2006
                                                              --------------   -------------   -------------
                                                                               (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures..............  $        59.9    $       77.5          $ 88.5
         Net revenues of other limited partnership interests            -              15.3            (1.3)
        Interest expense - third party......................          (14.1)          (18.2)          (18.5)
        Other expenses......................................          (37.3)          (43.8)          (53.7)
                                                              --------------   -------------   -------------
        Net Earnings........................................  $         8.5    $       30.8          $ 15.0
                                                              ==============   =============   =============

        The Company's Equity in Net Earnings of These

          Entities Included Above...........................  $        12.3    $       24.6          $ 14.4
                                                              ==============   =============   =============

        Derivatives
        -----------

        At December 31, 2008, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $453.3 million. At December 31, 2008, the Company had open exchange-traded futures positions on the 10-year U.S. Treasury Note, having initial margin requirements of $101.2 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $150.2 million. All exchange-traded futures contracts are net cash settled daily.

        At December 31, 2008, the Company had $1,750.0 million open exchange-traded options on the S&P index to mature on January 19, 2010, consisting of a long put and short call on the index with strike prices of 881.7 and 1,021.2, respectively, and a short put position at 613.5. These positions were established in fourth quarter 2008 to mitigate the adverse effects of equity market declines on AXA Equitable statutory reserves and protect downside equity exposure to 30% but limit the opportunity for upside to approximately 16%. The contracts have not been designated as qualifying hedges under SFAS No. 133, consequently, changes in their fair values are reflected immediately in earnings. Investment income recorded on these derivatives totaled $7.1 million.

        The outstanding notional amounts of derivative financial instruments purchased and sold at December 31, 2008 and 2007 were:

                                                                                          DECEMBER 31,
                                                                                --------------------------------
                                                                                     2008                2007
                                                                                --------------    --------------
                                                                                          (IN MILLIONS)
        Notional Amount by Derivative Type:
           Interest rate floors...............................................  $    21,000       $    27,000
           Exchange traded U.S. Treasuries, and equity index futures..........       10,834             6,241
           Interest rate swaps................................................        1,100               125
           S&P puts/calls.....................................................        1,750                 -
                                                                                --------------    --------------
           Total..............................................................  $    34,684        $   33,366
                                                                                ==============    ==============

        At December 31, 2008 and 2007 and during the years then ended, no significant financial instruments contained implicit or explicit terms that met the definition of an embedded derivative component that needed to be separated from the host contract and accounted for as a derivative under the provisions of SFAS No. 133.

        In 2008, the Company executed various collateral arrangements with counterparties to over-the-counter derivative transactions, primarily used in its hedging programs for managing GMDB, GMIB and GWBL exposures, that require both the pledging and accepting of collateral (either in the form of cash or high-quality Treasury or government agency securities). At December 31, 2008, the Company held $568.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. In addition, the Company held approximately $40.0 million U.S. Treasury securities under these collateral agreements at December 31, 2008.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,413.8 million and $3,412.1 million at December 31, 2008 and 2007, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the requirements of SFAS No. 142, the Company determined that goodwill was not impaired at December 31, 2008 and 2007 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date. However, significant declines in AllianceBernstein's assets under management and operating results in 2008 as a result of the global financial crisis decreased the amount of the excess as compared to 2007. In addition, although the market price of AllianceBernstein Holding Units exceeded their book value at December 31, 2008 and 2007, their market value significantly decreased year-over-year.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The underlying cash flows used in the December 31, 2008 valuation were sourced from AllianceBernstein's current business plan, which factored in current market conditions and all material events that have impacted, or that management believed at the time could potentially impact, future discounted expected cash flows for the first four years and a 7.4% compounded annual growth rate thereafter. The Company discounted these cash flows at approximately 8.2%. The resulting amount, net of minority interest, was tax-effected to reflect taxes incurred at the Company.

        The gross carrying amount of AllianceBernstein related intangible assets were $553.8 million and $556.2 million at December 31, 2008 and 2007, respectively, and the accumulated amortization of these intangible assets were $265.3 million and $243.7 million, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23.7 million, $23.5 million and $23.6 million for 2008, 2007 and 2006, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $21.4 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2008, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2008 and 2007, respectively, net deferred sales commissions totaled $113.5 million and $183.6 million are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2008 net asset balance for each of the next five years is $51.1 million, $32.4 million, $18.9 million, $8.2 million and $2.7 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2008, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2008 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                           DECEMBER 31,
                                                                               --------------------------------------
                                                                                     2008                2007
                                                                               ------------------  ------------------
                                                                                           (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $     8,544.8       $     8,657.3
        Other liabilities....................................................           71.3               115.2
                                                                               ------------------  ------------------
        Total Closed Block liabilities.......................................        8,616.1             8,772.5
                                                                               ------------------  ------------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
           (amortized cost of $5,517.6 and $5,816.6).........................        5,041.5             5,825.6
        Mortgage loans on real estate........................................        1,107.1             1,099.3
        Policy loans.........................................................        1,180.3             1,197.5
        Cash and other invested assets.......................................          104.2                 4.7
        Other assets.........................................................          472.4               240.1
                                                                               ------------------  ------------------
        Total assets designated to the Closed Block..........................        7,905.5             8,367.2
                                                                               ------------------  ------------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................          710.6               405.3

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment (losses) gains, net of deferred
             income tax benefit (expense) of $166.4 and $(3.2)...............         (309.2)                5.9
                                                                               ------------------  ------------------

        Maximum Future Earnings To Be Recognized From Closed Block
           Assets and Liabilities............................................  $       401.4       $       411.2
                                                                               ==================  ==================

        Closed Block revenues and expenses as follow:

                                                                   2008               2007               2006
                                                              ----------------  -----------------  ------------------
                                                                                  (IN MILLIONS)
        REVENUES:

        Premiums and other income............................ $      392.6       $      409.6       $       428.1
        Investment income (net of investment
           expenses of $1.1, $.2, and $.1)...................        496.0              501.8               520.2
        Investment (losses) gains, net.......................        (47.5)               7.9                 1.7
                                                              ----------------  -----------------  ------------------
        Total revenues.......................................        841.1              919.3               950.0
                                                              ----------------  -----------------  ------------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        818.7              828.2               852.2
        Other operating costs and expenses...................          7.4                2.7                 3.0
                                                              ----------------  -----------------  ------------------
        Total benefits and other deductions..................        826.1              830.9               855.2
                                                              ----------------  -----------------  ------------------

        Net revenues before income taxes.....................         15.0               88.4                94.8
        Income tax expense...................................         (5.2)             (31.0)              (31.1)
                                                              ----------------  -----------------  ------------------
        Net Revenues......................................... $        9.8       $       57.4       $        63.7
                                                              ================  =================  ==================

        Reconciliation of the policyholder dividend obligation follows:

                                                                                           DECEMBER 31,
                                                                                -----------------------------------
                                                                                      2008                2007
                                                                                ----------------   ----------------
                                                                                           (IN MILLIONS)
        Balance at beginning of year..........................................   $        -         $        3.2
        Increase in unrealized investment losses..............................            -                 (3.2)
                                                                                ----------------   ----------------
        Balance at End of Year ...............................................   $        -         $        -
                                                                                ================   ================

        There were no impaired mortgage loans at December 31, 2008 and 2007. Impaired mortgage loans along with the related investment valuation allowances at December 31, 2006 follow:

                                                                                     December 31,
                                                                                         2006
                                                                                   ----------------
                                                                                    (In Millions)
        Impaired mortgage loans with investment valuation allowances............   $         17.8
        Impaired mortgage loans without investment valuation allowances.........               .1
                                                                                   ----------------
        Recorded investment in impaired mortgage loans..........................             17.9
        Investment valuation allowances.........................................             (7.3)
                                                                                   ----------------
        Net Impaired Mortgage Loans............................................... $         10.6
                                                                                   ================

        During 2008, 2007 and 2006, respectively, the Closed Block's average recorded investments in impaired mortgage loans were $0.4 million, $36.3 million and $59.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, $3.9 million and $3.3 million for 2008, 2007 and 2006, respectively.

        Valuation allowances amounted to $7.3 million on mortgage loans on real estate at December 31, 2006; there were no valuation allowances on mortgage loans at December 31, 2008 and 2007. Writedowns of fixed maturities amounted to $45.8 million, $3.0 million and $1.4 million for 2008, 2007 and 2006, respectively.

6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                                           DECEMBER 31,
                                                                                -----------------------------------
                                                                                     2008                2007
                                                                                ---------------    ----------------
                                                                                          (IN MILLIONS)
        Balance, beginning of year............................................. $    754.2         $      650.7
        Contractholder bonus interest credits deferred ........................      137.6                174.7
        Amortization charged to income ........................................      (83.9)               (71.2)
                                                                                ---------------    ----------------
        Balance, End of Year .................................................. $    807.9         $      754.2
                                                                                ===============    ================

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2008

                                                 LEVEL 1             LEVEL 2            LEVEL 3               TOTAL
                                             ----------------    ----------------   ----------------    ------------------
                                                                            (IN MILLIONS)
ASSETS
Investments:
    Fixed maturities available for sale      $        149.9      $      21,256.7    $       2,424.4     $      23,831.0
    Other equity investments.........                  63.4                  -                  2.0                65.4
    Trading securities...............                 322.6                  -                   .1               322.7

    Other invested assets............                  31.1                419.0              547.0               997.1
Loans to affiliates..................                   -                  588.3                -                 588.3
Cash equivalents.....................               1,832.3                  -                  -               1,832.3
Segregated securities................               2,572.6                  -                  -               2,572.6
GMIB reinsurance contracts...........                   -                    -              4,821.7             4,821.7
Separate Accounts' assets............              66,044.4              1,248.3              334.3            67,627.0
                                             ----------------    ----------------   ----------------    ------------------
      Total Assets...................        $     71,016.3      $      23,512.3    $       8,129.5     $      102,658.1
                                             ================    ================   ================    ==================
LIABILITIES
GWBL features' liability.............        $          -        $           -      $         272.6     $         272.6
                                             ----------------    ----------------   ----------------    ------------------
      Total Liabilities..............        $          -        $           -      $         272.6     $          272.6
                                             ================    ================   ================    ==================

        The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2008:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                     FIXED
                                   MATURITIES         OTHER          OTHER          GMIB            SEPARATE          GWBL
                                   AVAILABLE          EQUITY        INVESTED     REINSURANCE        ACCOUNTS        FEATURES
                                    FOR SALE      INVESTMENTS(1)     ASSETS         ASSET            ASSETS        LIABILITY
                                 --------------   --------------  -----------   --------------    -------------   -------------
BALANCE, DEC. 31, 2007.......    $     2,503.4    $         3.0   $     160.9   $       124.7     $        40.8   $      -
 Impact of adopting
  SFAS No. 157, included
  in earnings................              -                -             -             210.6               -            -
                                 --------------   --------------  -----------   --------------    -------------   -------------
BALANCE, JAN. 1, 2008........          2,503.4              3.0         160.9           335.3              40.8          -
                                 --------------   --------------  -----------   --------------    -------------   -------------
 Total gains (losses),
  realized and unrealized,
  included in:
    Earnings as:
     Net investment income...              3.3              -           359.3             -                 -            -
     Investment (losses)
      gains, net.............           (144.5)            (1.1)          -               -               (17.4)         -
     Commissions, fees and
      other income...........              -                -             -           3,571.2               -            -
     Policyholders' benefits.              -                -             -               -                 -          265.2
                                 --------------   --------------  -----------   --------------    -------------   -------------
           Subtotal..........           (141.2)            (1.1)        359.3         3,571.2             (17.4)       265.2
                                 --------------   --------------  -----------   --------------    -------------   -------------
    Other comprehensive

     income..................           (384.6)              .6           -               -                 -            -
 Purchases/issuances and

  sales/settlements, net.....            (85.6)             (.4)         26.8           915.2             248.6          7.4
 Transfers into/out of

  Level 3(2).................            532.4              -             -               -                62.3          -
                                 --------------   --------------  -----------   --------------    -------------   -------------
BALANCE, DEC. 31, 2008.......    $     2,424.4    $         2.1   $     547.0   $     4,821.7     $       334.3   $    272.6
                                 ==============   ==============  ===========   ==============    =============   =============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2008 by category for Level 3 assets and liabilities still held at December 31, 2008:

                                                                               EARNINGS
                                                -----------------------------------------------------------------
                                                                  INVESTMENT      COMMISSIONS                           OTHER
                                                     NET            GAINS           FEES AND          POLICY-           COMPRE-
                                                 INVESTMENT       (LOSSES),          OTHER             HOLDER           HENSIVE
                                                   INCOME            NET             INCOME           BENEFITS          INCOME
                                                -------------   --------------   --------------    --------------   --------------
                                                                                  (IN MILLIONS)
STILL HELD AT DEC. 31, 2008:
   CHANGE IN UNREALIZED GAINS
   OR LOSSES
     Fixed maturities
       available for sale.........              $        -      $         -      $         -       $         -            (394.1)
     Other equity investments.....                       -                -                -                 -                .6
     Other invested assets........                     386.1              -                -                 -               -
     Cash equivalents.............                       -                -                -                 -               -
     Segregated securities........                       -                -                -                 -               -
     GMIB reinsurance contracts..........                -                -            3,571.2               -               -
     Separate Accounts' assets...........                -              (16.6)             -                 -               -
     GWBL features' liability............                -                -                -               265.2             -
                                                -------------   --------------   --------------    --------------   --------------
         Total....................              $      386.1    $       (16.6)   $     3,571.2     $       265.2          (393.5)
                                                =============   ==============   ==============    ==============   ==============

      Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2008, no assets were measured at fair value on a non-recurring basis.

      The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 10 and 16 of Notes to Consolidated Financial Statements are presented below:

                                                                         DECEMBER 31,
                                              --------------------------------------------------------------------
                                                            2008                               2007
                                              ---------------------------------  ---------------------------------
                                                 CARRYING         ESTIMATED         Carrying         Estimated
                                                  VALUE           FAIR VALUE         Value           Fair Value
                                              ---------------   ---------------  ---------------   ---------------
                                                                         (IN MILLIONS)
      Consolidated:
      -------------
      Mortgage loans on real estate..........  $   3,673.9       $   3,624.5      $   3,730.6       $   3,766.9
      Other limited partnership interests....      1,414.6           1,414.6          1,607.9           1,607.9
      Policyholders liabilities:
        Investment contracts.................      3,072.9           3,162.5          3,651.5           3,712.6
      Long-term debt.........................       199.9             190.8            199.8             224.6

      Closed Block:
      -------------
      Mortgage loans on real estate..........  $   1,107.1       $   1,102.6      $   1,099.3       $   1,111.4
      Other equity investments...............        2.7               2.7              3.6               3.6
      SCNILC liability.......................        8.6               8.6              9.2               9.2

      Wind-up Annuities:
      ------------------
      Mortgage loans on real estate..........  $     1.2         $     1.3        $     2.2         $     2.3
      Other equity investments...............        1.3               1.3              1.6               1.6
      Guaranteed interest contracts..........        5.5               6.2              5.5               5.8


8)      GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL

        The Company has certain variable annuity contracts with GMDB, GMIB and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                 GMDB            GMIB            TOTAL
                                                            -------------   -------------   --------------
                                                                            (IN MILLIONS)
        Balance at January 1, 2006.......................   $      115.2    $      173.6    $       288.8
          Paid guarantee benefits........................          (31.6)           (3.3)           (34.9)
          Other changes in reserve.......................           80.1            58.0            138.1
                                                            -------------   -------------   --------------
        Balance at December 31, 2006.....................          163.7           228.3            392.0
          Paid guarantee benefits........................          (30.6)           (2.7)           (33.3)
          Other changes in reserve.......................          120.0            84.3            204.3
                                                            -------------   -------------   --------------
        Balance at December 31, 2007.....................          253.1           309.9            563.0
          Paid guarantee benefits........................          (72.8)           (8.2)           (81.0)
          Other changes in reserve.......................          800.6         1,678.2          2,478.8
                                                            -------------   -------------   --------------
        Balance at December 31, 2008.....................   $      980.9    $    1,979.9    $     2,960.8
                                                            =============   =============   ==============

        Related GMDB reinsurance ceded amounts were:

                                                                 GMDB
                                                            -------------
                                                            (IN MILLIONS)
        Balance at January 1, 2006.......................   $       22.7
          Paid guarantee benefits........................           (9.1)
          Other changes in reserve.......................           10.0
                                                            -------------
        Balance at December 31, 2006.....................           23.6
          Paid guarantee benefits........................           (7.6)
          Other changes in reserve.......................           11.5
                                                            -------------
        Balance at December 31, 2007.....................           27.5
          Paid guarantee benefits........................           (7.1)
          Other changes in reserve.......................          306.9
                                                            -------------
        Balance at December 31, 2008.....................   $      327.3
                                                            =============

        The December 31, 2008 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:


                                                   RETURN
                                                     OF
                                                   PREMIUM         RATCHET         ROLL-UP         COMBO          TOTAL
                                               --------------  --------------  --------------  -------------  ---------------
                                                                           (DOLLARS IN MILLIONS)
        GMDB:
        -----
        Account values invested in:
           General Account..................   $    10,966     $     329       $      301      $       925    $    12,521
           Separate Accounts................   $    19,435     $   5,680       $    4,304      $    24,633    $    54,052
        Net amount at risk, gross...........   $     6,079     $   2,921       $    3,622      $    13,273    $    25,895
        Net amount at risk, net of
           amounts reinsured................   $     6,079     $   1,846       $    2,427      $     5,769    $    16,121
        Average attained age of
           contractholders..................            49.4          61.9             65.9             61.9           53.1
        Percentage of contractholders
          over age 70.......................             7.4%         24.0%            39.5%            22.1%          12.5%
        Range of contractually specified
           interest rates..................           N/A             N/A           3% - 6%       3% - 6.5%

        GMIB:
        -----
        Account values invested in:
           General Account..................          N/A             N/A      $       46      $     1,258    $     1,304
           Separate Accounts................          N/A             N/A      $    2,578      $    32,938    $    35,516
        Net amount at risk, gross...........          N/A             N/A      $    1,363      $     1,527    $     2,890
        Net amount at risk, net of
           amounts reinsured................          N/A             N/A      $      396      $       612    $     1,008
        Weighted average years remaining
           until earliest annuitization.....          N/A             N/A               1.5              7.7            7.1
        Range of contractually specified
           interest rates..................           N/A             N/A           3% - 6%         3% - 6.5%

        The GWBL related liability, which reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature valued as an embedded derivative over a range of market consistent economic scenarios, was $272.6 million at December 31, 2008.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2008               2007
                                                                                ----------------  ------------------
                                                                                           (IN MILLIONS)
        GMDB:
        -----
          Equity..............................................................   $ 30,428          $ 48,587
          Fixed income........................................................     3,745             4,392
          Balanced............................................................     17,469            20,546
          Other...............................................................     2,410             2,151
                                                                                ----------------  ------------------
          Total...............................................................   $ 54,052          $ 75,676
                                                                                ================  ==================

        GMIB:
        -----
          Equity..............................................................   $ 19,138          $ 27,831
          Fixed income........................................................     2,219             2,687
          Balanced............................................................     12,887            14,816
          Other...............................................................     1,272             1,018
                                                                                ----------------  ------------------
          Total...............................................................   $ 35,516          $ 46,352
                                                                                ================  ==================

        C) Hedging Programs for GMDB, GMIB and GWBL Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes exchange-traded futures contracts, interest rate swap and floor contracts and other derivative instruments that are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2008, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $27,668 million and $10,615 million, respectively, with the GMDB feature and $15,514 million and $623 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment under SFAS No. 133. Therefore, SFAS No. 133 requires gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, to be recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            ------------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT        REINSURANCE
                                                               LIABILITY          CEDED             NET
                                                            --------------   ---------------   -------------
                                                                              (IN MILLIONS)
       Balance at January 1, 2006.........................  $       34.8      $      (20.4)    $      14.4
          Other changes in reserve........................          32.0             (27.5)            4.5
                                                            --------------   ---------------   -------------
       Balance at December 31, 2006.......................          66.8             (47.9)           18.9
          Other changes in reserve........................          68.2             (59.7)            8.5
                                                            --------------   ---------------   -------------
       Balance at December 31, 2007.......................         135.0            (107.6)           27.4
          Other changes in reserve........................          68.0             (45.0)           23.0
                                                            --------------   ---------------   -------------
       Balance at December 31, 2008.......................  $      203.0     $      (152.6)    $      50.4
                                                            ==============   ===============   =============


9)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases. Likewise, certain risks that would otherwise be reinsured on a proportional basis have been retained.

        At December 31, 2008, the Company had reinsured to non-affiliates and affiliates in the aggregate approximately 5.4% and 32.3%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 65.1% of its current liability exposure resulting from the GMIB feature. See Note 8 herein.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives under SFAS No. 133, at December 31, 2008 and 2007 were $4,821.7 million and $124.7 million, respectively. The increases (decreases) in fair value were $1,566.8 million, $6.9 million and $(14.8) million for 2008, 2007 and 2006, respectively.

        At December 31, 2008 and 2007, respectively, third party reinsurance recoverables related to insurance contracts amounted to $2,897.2 million and $2,890.6 million. Reinsurance payables related to insurance contracts totaling $62.7 million and $58.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2008 and 2007, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $236.8 million and $239.6 million at December 31, 2008 and 2007, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life and annuity reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2008 and 2007 were $719.8 million and $642.8 million, respectively.

        The following table summarizes the effect of reinsurance (excluding group life and health):

                                                                 2008            2007             2006
                                                            --------------   -------------   -------------
                                                                             (IN MILLIONS)
        Direct premiums.................................... $       848.3    $      855.1    $      858.6
        Reinsurance assumed................................         193.8           193.0           188.4
        Reinsurance ceded..................................        (283.5)         (243.2)         (229.2)
                                                            --------------   -------------   -------------
        Premiums                                            $       758.6    $      804.9    $      817.8
                                                            ==============   =============   =============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded.......................... $       169.1    $      153.9    $       99.0
                                                            ==============   =============   =============
        Policyholders' Benefits Ceded...................... $     1,221.8    $      510.7    $      387.5
                                                            ==============   =============   =============
        Interest Credited to Policyholders' Account
          Balances Ceded................................... $        33.2    $       56.1    $       53.8
                                                            ==============   =============   =============

        Individual Disability Income and Major Medical

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $94.4 million and $94.3 million at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, respectively, $1,680.8 million and $1,040.9 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                  2008            2007           2006
                                                            --------------   -------------   -------------
                                                                             (IN MILLIONS)
        Incurred benefits related to current year.......... $        35.5    $       32.9    $       35.8
        Incurred benefits related to prior years...........           4.2            13.2             9.9
                                                            --------------   -------------   -------------
        Total Incurred Benefits............................ $        39.7    $       46.1    $        45.7
                                                            ==============   =============   =============

        Benefits paid related to current year.............. $        10.8    $       11.9    $        14.0
        Benefits paid related to prior years...............          28.8            32.8             30.0
                                                            --------------   -------------   -------------
        Total Benefits Paid................................ $        39.6    $       44.7    $        44.0
                                                            ==============   =============   =============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                     DECEMBER 31,
                                                                             -----------------------------
                                                                                  2008           2007
                                                                             -------------   -------------
                                                                                     (IN MILLIONS)
        Short-term debt:
        Promissory note (with an interest rate of 5.16%)..................   $     -         $      248.3
        AllianceBernstein commercial paper
          (with interest rates of 1.8% and 4.3%)..........................       284.8              533.9
                                                                             -------------   -------------
            Total short-term debt.........................................          284.8           782.2
                                                                             -------------   -------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015..................................          199.8           199.8
                                                                             -------------   -------------
            Total long-term debt..........................................          199.8           199.8
                                                                             -------------   -------------

        Total Short-term and Long-term Debt...............................   $      484.6    $      982.0
                                                                             =============   =============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY") which provides AXA Equitable access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock totaling $13.5 million. The credit facility provided by the FHLBNY will supplement existing liquidity sources and provide a diverse and reliable source of funds. Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2008, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2008, SCB LLC maintained five separate uncommitted credit facilities with various banks totaling $775 million. As of December 31, 2008 and 2007, no amounts were outstanding under these credit facilities. Each loan shall bear interest at the rate of interest agreed to by the lender and the borrower at the time such loan is made.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders which expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate. The revolving credit facility contains covenants which, among other things, require AllianceBernstein to meet certain financial ratios. AllianceBernstein was in compliance with the covenants as of December 31, 2008.

        Long-term Debt
        --------------

        At December 31, 2008, the Company was not in breach of any debt covenants.

11)     RELATED PARTY TRANSACTIONS

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $76.2 million, $63.1 million and $53.5 million, respectively, for 2008, 2007 and 2006.

        In 2008, 2007 and 2006, respectively, the Company paid AXA Distribution and its subsidiaries $754.2 million, $806.9 million and $767.2 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $320.5 million, $340.2 million and $352.9 million, respectively, for their applicable share of operating expenses in 2008, 2007 and 2006, pursuant to the Agreements for Services.

        In September 2001, AXA Equitable loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment both matured and was repaid on June 15, 2007 and had an interest rate of 5.89%.

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2009 is expected to be approximately $290 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis for 2007 and 2006. Premiums earned in 2007 and 2006 under this arrangement totaled approximately $1.8 million and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $157.8 million, $143.6 million and $127.5 million in 2008, 2007 and 2006, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $63.0 million, $58.4 million and $53.8 million in 2008, 2007 and 2006, respectively. The net receivable related to these contracts was approximately $3.4 million and $25.3 million at December 31, 2008 and 2007, respectively.

        Commissions, fees and other income included certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                  2008             2007            2006
                                                             --------------   --------------  ---------------
                                                                              (IN MILLIONS)
        Investment advisory and services fees..............  $       870.5    $     1,027.6   $        841.0
        Distribution revenues..............................          378.4            473.4            421.0
        Other revenues - shareholder servicing fees........           99.0            103.6             97.2
        Other revenues - other.............................            6.9              6.5              6.9
        Institutional research services....................            1.2              1.6              1.9


12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. On December 31, 2007, the Company transferred the liability for a non-qualified defined benefit plan to AXA Financial in exchange for a non-cash capital contribution totaling $13.5 million. These pension plans are non-contributory and their benefits are based on a cash balance formula and/or, for certain participants, years of service and final average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension and postretirement plans.

        The Company made cash contributions to its qualified pension plans of $35.6 million in 2008. Generally, the Company's funding policy (other than AllianceBernstein) is to make an annual aggregate contribution to its qualified pension plans of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA") is greater; no significant cash contributions are expected to be required to satisfy the minimum funding requirements for 2009. AllianceBernstein's policy is to satisfy its funding obligation each year in an amount not less than the minimum required by ERISA and not greater than the maximum it can deduct for federal income tax purposes. AllianceBernstein currently estimates it will make a contribution to its qualified retirement plan of $22 million in 2009.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        41.6       $       39.0       $       37.6
        Interest cost on PBO...............................          134.1              128.8              122.1
        Expected return on assets..........................         (194.4)            (191.0)            (184.8)
        Curtailment gain recognized........................           (3.5)               -                  -
        Net amortization and deferrals.....................           42.6               57.5               81.0
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $        20.4       $       34.3       $       55.9
                                                            =================   ================   =================

        The plans' PBO under the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2008                2007
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Benefit obligations, beginning of year.................................  $    2,222.1       $    2,294.3
        Service cost...........................................................          33.6               31.0
        Interest cost..........................................................         134.1              128.8
        Plan amendments........................................................           -                  8.2
        Actuarial gains........................................................         (27.6)             (73.6)
        Plan curtailment.......................................................         (13.1)               -
        Benefits paid..........................................................        (168.0)            (166.6)
                                                                                ----------------   -----------------
        Benefit Obligations, End of Year.......................................  $    2,181.1       $    2,222.1
                                                                                ================   =================

        At December 31, 2006, the Company adopted SFAS No. 158, requiring recognition, in the consolidated balance sheet, of the funded status of its defined benefit pension plans, measured as the difference between plan assets at fair value and the PBO. The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified plans:

                                                                                             DECEMBER 31,

                                                                                  -----------------------------------
                                                                                       2008               2007
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)
        Plan assets at fair value, beginning of year.............................. $    2,415.7      $     2,396.0
        Actual return on plan assets..............................................       (813.6)             191.2
        Contributions.............................................................         35.6                4.8
        Benefits paid and fees....................................................       (177.3)            (176.3)
                                                                                  ----------------  -----------------
        Plan assets at fair value, end of year....................................      1,460.4            2,415.7
        PBO.......................................................................      2,181.1            2,222.1
                                                                                  ----------------  -----------------
        (Underfunding) Overfunding of Plan Assets Over PBO........................ $     (720.7)     $       193.6
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $720.7 million at December 31, 2008 and prepaid and accrued pension costs of $213.5 million and $19.9 million, respectively, at December 31, 2007. The aggregate PBOs and fair value of plan assets for pension plans with PBOs in excess of plan assets were $2,181.1 million and $1,460.4 million, respectively at December 31, 2008 and $76.7 million and $56.8 million, respectively, at December 31, 2007. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008 and $65.0 million and $56.8 million, respectively, at December 31, 2007. The accumulated benefit obligations for all defined benefit pension plans were $2,137.7 million and $2,154.0 million at December 31, 2008 and 2007, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2008                 2007
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)
        Unrecognized net actuarial loss .................................... $      1,497.0       $        575.8
        Unrecognized prior service cost (credit)............................            3.2                 (4.9)
        Unrecognized net transition asset...................................            (.6)                 (.8)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.6       $        570.1
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $97.3 million, $(4.2) million, and $(.1) million, respectively. The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets for the qualified plans of the Company at December 31, 2008 and 2007.

                                                                                DECEMBER 31,
                                                          ----------------------------------------------------------
                                                                     2008                           2007
                                                          ---------------------------    ---------------------------
                                                                                (IN MILLIONS)
                                                             ESTIMATED                      Estimated
                                                            FAIR VALUE         %           Fair Value         %
                                                          ---------------- ----------   ----------------- ----------
        Corporate and government debt securities........  $       406.4        27.9       $      414.3        17.1
        Equity securities...............................          790.6        54.1            1,723.7        71.4
        Equity real estate..............................          244.5        16.7              277.7        11.5
        Short-term investments .........................           18.9         1.3                -           -
                                                          ---------------- ----------   ----------------- ----------
        Total Plan Assets...............................  $     1,460.4       100.0       $    2,415.7       100.0
                                                          ================ ==========   ================= ==========

        Qualified pension plan assets declined approximately $955.3 million from December 31, 2007 to December 31, 2008, primarily due to the steep decline and volatility in equity markets, particularly during the latter part of 2008. During fourth quarter 2008, a short term hedge program was executed by the AXA Equitable qualified pension plans to minimize further downside equity risk.

        The primary investment objective of the plans of the Company is to maximize return on assets, giving consideration to prudent risk. The asset allocation was designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis was given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return. Real estate investments offer diversity to the total portfolio and long-term inflation protection.

        In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% real estate and other investments. In anticipation of continued turbulence in the equity markets, management concluded it would be prudent to continue a hedging program for a period of one year, at which time the need for its continuance would be re-evaluated.

        The assumed discount rates for measurement of the benefit obligations at December 31, 2008 and 2007 each reflect the rates at which pension benefits then could be effectively settled. Specifically at December 31, 2008, projected nominal cash outflows to fund expected annual benefits payments under the Company's qualified and non-qualified pension and postretirement benefit plans were discounted using a published high-quality bond yield curve. The discount rate of 6.50% disclosed below as having been used to measure the benefits obligation at December 31, 2008 represents the level equivalent discount rate that produces the same present value measure of the benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2008 and 2007.

                                                                                   2008               2007
                                                                               -------------      -------------
       Discount rate:
         Benefit obligation...............................................        6.50%              6.25%
         Periodic cost....................................................        6.25% (1)          5.75%

       Rate of compensation increase:
         Benefit obligation and periodic cost.............................        6.00%              6.00%

       Expected long-term rate of return on plan assets (periodic cost)...        8.50%              8.50%

        (1) For plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        In developing the expected long-term rate of return assumption on plan assets, management considered the historical returns and future expectations for returns for each asset category of the plan portfolio. As noted above, in January 2009, the target asset allocation of the qualified pension plans was changed from the preceding years. Consequently, the long term rate of return assumption to be used for purpose of computing the expected return on plan assets component of pension expense, will be approximately 6.75% to reflect lower expected returns on the reallocated plan asset portfolio.

        Prior to 1987, the pension plan funded participants' benefits through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $17.3 million, $18.9 million and $20.3 million for 2008, 2007 and 2006, respectively.

        The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2009, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2008 and include benefits attributable to estimated future employee service.

                                                    PENSION BENEFITS
                                                  --------------------
                                                      (IN MILLIONS)

                     2009.....................    $       182.1
                     2010.....................            192.8
                     2011.....................            194.2
                     2012.....................            195.5
                     2013.....................            194.2
                     Years 2014-2018..........            953.3

        AllianceBernstein maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, AllianceBernstein adopted the SCB Deferred Compensation Award Plan ("SCB Plan") and agreed to invest $96.0 million per annum for three years to fund purchases of AllianceBernstein Holding L.P. ("AllianceBernstein Holding") units or an AllianceBernstein sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or hired to replace them. The Company has recorded compensation and benefit expenses in connection with these deferred compensation plans totaling $133.1 million, $289.1 million and $243.8 million for 2008, 2007 and 2006, respectively.

13)     SHARE-BASED COMPENSATION

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2008, 2007 and 2006, respectively, the Company recognized compensation costs for share-based payment arrangements of $33.8 million, $81.2 million and $64.3 million before income taxes and minority interest. Effective January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment", that required compensation costs for these programs to be recognized in the consolidated financial statements on a fair value basis.

        The Company recognized compensation costs of $27.0 million, $38.8 million and $24.8 million for employee stock options for 2008, 2007 and 2006, respectively.

        On April 1, 2008, approximately 3.0 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 21.51 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third and fourth anniversaries of the grant date, and approximately 0.8 million have a four-year cliff vesting term. In addition, approximately 0.5 million of the total options awarded on April 1, 2008 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between April 1, 2008 and April 1, 2012. All of the options granted on April 1, 2008 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures of approximately $14.8 million, is being charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2008, the Company recognized compensation expense of approximately $3.2 million in respect of the April 1, 2008 grant of options.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2008 follows:

                                                                     Options Outstanding
                           --------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------  --------------------------------  -----------------------------------
                                                Weighted                           Weighted                           Weighted
                               Number           Average            Number          Average          Number            Average
                             Outstanding        Exercise        Outstanding        Exercise       Outstanding         Exercise
                            (In Millions)        Price         (In Millions)        Price        (In Millions)         Price
                           ---------------  ----------------  ----------------  --------------  ---------------    ----------------
Options outstanding at
   January 1, 2008........         10.3     (euro)     27.77             19.0   $       22.64             7.3      $        64.20
Options granted..........           3.1     (euro)     21.40              -     $       36.11             -   (2)  $        64.24
Options exercised.........           -      (euro)     20.44             (4.6)  $       24.87             (.3)     $        41.98
Options forfeited, net...           (.2)    (euro)     27.26             (2.1)  $       31.20             (.1)     $        67.67
Options expired...........           -                                  -                                 (.2)             26.31
                           ---------------                    ----------------                  ---------------
Options Outstanding at
   December 31, 2008......          13.2    (euro)     26.34             12.3   $       20.40             6.7      $        66.11
                           ===============  ================  ================  ==============  ===============    ===============

Aggregate Intrinsic
   Value(1)...............                   (euro)     -                       $       47.1                       $         -
                                            ================                    ==============                     ===============
Weighted Average
   Remaining
   Contractual Term
   (in years).............           7.73                               3.93                              6.3
                           ===============                    ================                  ===============
Options Exercisable at
   December 31, 2008......           3.1               23.07             12.1   $       20.30             3.3      $        46.69
                           ===============  ================  ================  ==============  ===============    ===============
Aggregate Intrinsic

   Value(1)...............                              -                       $       47.1                       $         -
                                            ================                    ==============                     ===============
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.58                               3.89                              3.2
                           ===============                    ================                  ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2008 of the respective underlying shares over the strike prices of the option awards.

        (2)  AllianceBernstein grants totaled 13,825 units in 2008.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2008 was $113.4 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2008, 2007 and 2006 were $43.5 million, $141.4 million and $132.1 million, respectively, resulting in amounts currently deductible for tax purposes of $14.6 million, $48.0 million and $44.9 million, respectively, for the periods then ended. In 2008, 2007 and 2006, windfall tax benefits of approximately $10.0 million, $34.3 million and $34.8 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2008, AXA Financial held 2.3 million AXA ADRs in treasury at a weighted average cost of approximately $24.91 per ADR, of which approximately 2.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. Remaining outstanding and unexercised at December 31, 2008 are call options to purchase 8.6 million AXA ADRs at strike prices ranging from $31.39 to $32.37, each having a cap equal to approximately 150% of its strike price, at which time the option automatically would be exercised. These call options expire on November 23, 2009. During 2008, AXA Financial utilized approximately 2.5 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29,

        2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the April 1, 2008 and May 10, 2007 awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2008, 2007 and 2006, respectively. For employee stock options with graded vesting terms and service conditions granted on or after January 1, 2006, the Company elected under SFAS No. 123(R) to retain its practice of valuing these as singular awards and to change to the graded-vesting method of attribution, whereby the cost is recognized separately over the requisite service period for each individual one-third of the options vesting on the second, third and fourth anniversaries of the grant date.

                                                 AXA Ordinary Shares            AllianceBernstein Holding Units
                                           ------------------------------       -------------------------------
                                             2008       2007       2006           2008       2007       2006
                                           --------   --------   --------       --------   --------   --------
        Dividend yield....................   7.12%      4.10%     3.48%           5.4%     5.6-5.7%      6%

        Expected volatility...............   34.7%      27.5%      28%           29.3%    27.7-30.8%    31%

        Risk-free interest rate...........   4.19%      4.40%     3.77%           3.2%     3.5-4.9%     4.9%

        Expected life in years............    6.0        5.5       5.0            6.0      6.0-9.5      6.5

        Weighted average fair value per
          option at grant date............   $5.70      $9.61     $7.45          $10.85     $15.96     $12.35

        As of December 31, 2008, approximately $54.4 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 5.57 years.

        Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have a 5-year cliff-vesting term. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Unit. These Units vest ratably over a 5-year period. For 2008, 2007 and 2006, respectively, the Company recognized compensation costs of $6.1 million, $8.6 million and $5.6 million for awards outstanding under these plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award.

        At December 31, 2008, approximately 3.3 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2008, approximately $56.3 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.4 years. Restricted AXA ADRs vested in 2008, 2007 and 2006 had aggregate vesting date fair values of approximately $3.3 million, $7.0 million and $13.5 million, respectively. In 2007, 100,187 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $4.5 million. The following table summarizes unvested restricted AXA ADR activity for 2008.

                                                                                                       Weighted
                                                                                   Shares of           Average
                                                                                  Restricted          Grant Date
                                                                                     Stock            Fair Value
                                                                                ----------------   -----------------
       Unvested as of January 1, 2008..........................................      408,511        $        29.67
       Granted.................................................................      149,413        $        37.68
       Vested..................................................................       96,822        $        24.30
       Forfeited...............................................................            -
                                                                                ----------------
       Unvested as of December 31, 2008........................................      461,102        $        31.92
                                                                                ================

        In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(5.5) million, zero and $6.1 million for 2008, 2007 and 2006, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2008 and 2007 was $1.2 million and $17.7 million, respectively. At December 31, 2008, 0.4 million tandem SARs/NSOs were outstanding, having weighted average remaining contractual term of 0.6 years, and for which the SARs component had maximum value of $6.2 million. On February 17, 2009, approximately 0.2 million of these tandem SARs/NSOs expired out-of-the-money. During 2008, 2007 and 2006, respectively, approximately 0.7 million, 0.4 million and
        2.8 million of these awards were exercised at an aggregate cash-settlement value of $9.2 million, $7.2 million and $41.2 million.

        On April 1, 2008, 66,372 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over
        21.51 Euros as of the date of exercise. At December 31, 2008, 0.3 million SARs were outstanding, having weighted average remaining contractual term of 7.56 years. The accrued value of SARs at December 31, 2008 and 2007 was $0.4 million and $3.5 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2008, 2007 and 2006, the Company recorded compensation expense for SARs of $(2.3) million, $1.1 million and $1.9 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        In 2008, the AXA Management Board awarded 995,031 unearned performance units to employees of AXA Financial subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2008 plan cliff-vest on the second anniversary of their date of award. When fully vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. The price used to value the 2008 performance units at settlement will be the average opening price of the AXA ordinary share for the last

        20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 31, 2010. For 2008, the Company recognized compensation expense of approximately $3.5 million in respect of the 2008 grants of performance units.

        For 2008, 2007 and 2006, the Company recognized compensation costs of $5.5 million, $11.6 million and $25.9 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs with adjustment to reflect the impact of expected and actual pre-vesting forfeitures. The cost of performance unit awards are attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2008 and 2007 was $17.3 million and $31.1 million, respectively. Approximately 720,872 outstanding performance units are at risk to achievement of 2008 performance criteria, including approximately 50% of the award granted on May 10, 2007.

        In 2008, eligible employees of AXA Financial's subsidiaries participated in AXA's global offering to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2008. Similar to the AXA Shareplan programs previously offered in 2001 through 2007, the plan offered two investment alternatives that, with limited exceptions, restrict the sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 14.25% formula discounted price on a leveraged basis with a guaranteed return of initial investment plus 75% of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $1.1 million in 2008, $27.7 million in 2007 and $22.1 million in 2006 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2008, 2007 and 2006 primarily invested under Investment Option B for the purchase of approximately 6.5 million, 5.3 million and 5.0 million AXA ordinary shares, respectively.

        On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, is expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2008 and 2007, respectively, the Company recognized compensation expense of approximately $1.9 million and $2.7 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for award in 2010 and 2011 under terms then-to-be-determined and approved by the AXA Management Board.

        In 1997, AllianceBernstein Holding established a long-term incentive compensation plan under which unit-based awards are made to key employees for terms established by AllianceBernstein Holding at the time of grant. These awards include options, restricted AllianceBernstein Holding units and phantom restricted AllianceBernstein Holding units, performance awards, and other AllianceBernstein Holding unit based awards. The aggregate number of AllianceBernstein Holding units subject to options granted or otherwise awarded under this plan, as amended in December 2006 to include awards made to select participants under the Special Option Program, may not exceed 41.0 million. At December 31, 2008, approximately 14.2 million options to purchase AllianceBernstein Holding units and 4.1 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum under this plan.

14)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES), NET

        The sources of net investment income follow:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   ---------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,668.6        $   1,728.5        $   1,848.6
        Mortgage loans on real estate......................         251.7              233.5              245.9
        Equity real estate.................................          95.3               93.6               88.2
        Other equity investments...........................        (110.9)             231.9              181.2
        Policy loans.......................................         251.3              255.9              249.8
        Short-term investments.............................          30.8               55.1               55.2
        Derivative investments.............................       7,302.1               86.6             (302.4)
        Broker-dealer related receivables..................          91.8              234.6              226.5
        Trading securities.................................        (343.5)              29.5               53.4
        Other investment income............................           1.6               56.1               43.9
                                                            -----------------   ----------------   ---------------

          Gross investment income..........................       9,238.8            3,005.3            2,690.3

        Investment expenses................................        (108.6)            (122.5)            (113.3)
        Interest expense...................................         (36.5)            (194.4)            (187.8)
                                                            -----------------   ----------------   ---------------

        Net Investment Income..............................  $    9,093.7        $   2,688.4        $   2,389.2
                                                            =================   ================   ===============


        For 2008, 2007 and 2006, respectively, net investment income included gains (losses) on derivatives of $7,302.1 million, $86.6 million and $(302.4) million of which $6,622.6 million, $16.4 million and $(249.5) million were realized gains (losses) on contracts closed during those years and $679.5 million, $70.2 million and $(52.9) million were unrealized gains (losses) on derivative positions at each respective year end.

        Investment (losses) gains, net including changes in the valuation allowances, follow:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $      (367.3)      $      (55.6)      $      (11.5)
        Mortgage loans on real estate......................            2.3                7.8                 .2
        Equity real estate.................................           (1.6)               7.3                8.8
        Other equity investments...........................           11.5               16.9               20.1
        Other(1)...........................................           16.6               16.4               29.3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $      (338.5)      $       (7.2)      $       46.9
                                                            =================   ================   =================

        (1) In 2008, 2007 and 2006, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million, $15.5 million and $28.0 million for 2008, 2007 and 2006, respectively.

        Writedowns of fixed maturities amounted to $285.9 million, $79.0 million and $27.4 million for 2008, 2007 and 2006, respectively. There were no writedowns of mortgage loans on real estate for 2008, 2007 and 2006. There were no writedowns of equity real estate for 2008, 2007 and 2006.

        For 2008, 2007 and 2006, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $324.4 million, $1,554.6 million and $1,281.9 million. Gross gains of $3.3 million, $12.6 million and $33.9 million and gross losses of $94.5 million, $20.3 million and $24.5 million, respectively, were realized on these sales. The change in unrealized investment losses related to fixed maturities classified as available for sale for 2008, 2007 and 2006 amounted to $2,525.8 million, $376.4 million and $416.7 million, respectively.

        For 2008, 2007 and 2006, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $47.7 million, $52.7 million and $57.8 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2008               2007               2006
                                                            ----------------   ---------------   ----------------
                                                                                (IN MILLIONS)
        Balance, beginning of year.........................  $       103.6      $      282.2      $      432.3
        Changes in unrealized investment
          losses on investments............................       (2,608.8)           (380.5)           (431.4)
        Changes in unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts,
               Closed Block policyholder dividend
               obligation and other........................          (93.8)             15.0              90.9
            DAC............................................          582.0              83.5              85.8
            Deferred income taxes..........................          746.2             103.4             104.6
                                                            ----------------   ---------------   ----------------
        Balance, End of Year...............................  $    (1,270.8)     $      103.6      $      282.2
                                                            ================   ===============   ================

        Balance, end of year comprises:
          Unrealized investment (losses) gains on:
            Fixed maturities...............................  $    (2,450.4)     $      155.5      $      535.4
            Other equity investments.......................           (2.1)               .8               1.4
                                                            ----------------   ---------------   ----------------
              Subtotal.....................................       (2,452.5)            156.3             536.8
          Unrealized investment gains (losses)
            attributable to:
              Participating group annuity contracts,
                Closed Block policyholder dividend
                obligation and other.......................          (77.4)             16.4               1.4
              DAC..........................................          555.1             (26.9)           (110.4)
              Deferred income taxes........................          704.0             (42.2)           (145.6)
                                                            ----------------   ---------------   ----------------
        Total..............................................  $    (1,270.8)     $      103.6      $      282.2
                                                            ================   ===============   ================


15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:

          Current (benefit) expense .......................  $      (319.7)      $      464.0       $      438.6
          Deferred expense (benefit).......................        2,021.6              295.8              (14.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     1,701.9       $      759.8       $      424.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Expected income tax expense........................  $     1,896.5       $      939.0       $      728.1
        Minority interest..................................         (132.3)            (227.3)            (227.0)
        Separate Account investment activity...............          (66.5)             (52.0)             (45.4)
        Non-taxable investment income......................           26.1              (21.7)             (23.1)
        Adjustment of tax audit reserves...................            9.9               21.5              (86.2)
        State income taxes.................................           20.5               50.2               38.0
        AllianceBernstein income and foreign taxes.........          (53.3)              40.2               32.9
        Other..............................................            1.0                9.9                7.2
                                                            -----------------   ----------------   -----------------
        Income Tax Expense.................................  $     1,701.9       $      759.8       $      424.5
                                                            =================   ================   =================

        The Company recognized a net tax benefit in 2006 of $117.7 million related to the settlement of an Internal Revenue Service's ("IRS") audit of the 1997-2001 tax years, partially offset by additional tax reserves established for subsequent tax periods. Of the net tax benefit of $117.7 million, $111.9 million related to the continuing operations and $5.8 million to the discontinued Wind-up Annuities.

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61 and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2008                  December 31, 2007
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Compensation and related benefits......  $     297.1      $        -        $        -        $      35.4
        Reserves and reinsurance...............          -             1,465.8           1,312.2              -
        DAC....................................          -             2,209.5               -            2,735.5
        Unrealized investment gains............        683.6               -                 -               42.5
        Investments............................          -               741.0               -            1,044.2
        Other..................................          -                47.0              81.5              -
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     980.7      $    4,463.3      $    1,393.7      $   3,857.6
                                                ===============  ================  ===============   ===============

        As a result of the implementation of FIN 48 as of January 1, 2007, the Company recognized a $44.8 million decrease in the amount of unrecognized tax benefits, which was accounted for as an increase to the January 1, 2007 balance of retained earnings. The total amount of unrecognized tax benefits at January 1, 2007 was $371.3 million. Of that total, $276.9 million would affect the effective tax rate and $94.4 million are tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the change in timing of the deduction would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature. At December 31, 2007, the total amount of unrecognized tax benefits was $412.2 million of which $301.9 million would affect the effective rate and $110.3 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2008 and 2007 were $77.3 million and $68.6 million, respectively. Tax expense for 2008 and 2007, respectively, reflected $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                                        2008             2007
                                                                                   ---------------  ---------------
                                                                                            (IN MILLIONS)
        Balance, beginning of year................................................  $      343.6     $     325.2
        Additions for tax positions of prior years................................          81.3            19.2
        Reductions for tax positions of prior years...............................          (4.9)           (1.5)
        Additions for tax positions of current years..............................            .9             3.4
        Reductions for tax positions of current years.............................           -               (.3)
        Settlements with tax authorities..........................................           7.7            (2.4)
        Reductions as a result of a lapse of the applicable statute of limitations           -               -
                                                                                   ---------------  ---------------
        Balance, End of Year......................................................  $      428.6     $     343.6
                                                                                   ===============  ===============


        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by the state and local tax authorities. The impact of these completed audits on the Company's financial statements was a net benefit of $14.6 million.

        IRS examinations for years subsequent to 2003 are expected to commence in 2009. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months due to the conclusion of the current IRS proceedings and the additions of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include Wind-up Annuities, equity real estate held-for-sale and disposal of businesses. The following tables reconcile the (Losses) earnings from discontinued operations, net of income taxes and Gains (losses) on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years ended December 31, 2008:

                                                                          2008          2007            2006
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)
       (LOSSES) EARNINGS FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $    (27.5)    $     (.1)     $     30.2
       Real estate held-for-sale.....................................         1.4          (6.8)            1.1
       Disposal of business - Enterprise.............................         -             1.0             (.1)
                                                                      -------------  ------------   -------------
       Total.........................................................  $    (26.1)    $    (5.9)     $     31.2
                                                                      =============  ============   =============

       GAINS (LOSSES) ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      6.3     $     3.2      $      -
       Disposal of business - Enterprise.............................         -             (.4)           (1.9)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      6.3     $     2.8      $     (1.9)
                                                                      =============  ============   =============

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise Capital Management, Inc. ("Enterprise") and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. AXA Financial has since entered into agreements to transfer the remaining funds. As a result of management's disposition plan, AXA Enterprise Funds advisory contracts were reported as Discontinued Operations. In 2007 and 2006, respectively, $0.7 million pre-tax ($0.4 million post-tax) and $3.0 million pre-tax ($1.9 million post-tax) of transaction costs were recorded as a result of the disposition of the funds; no additional costs were reported for 2008. Proceeds received in 2007 on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2008 and 2007, respectively, impairments of zero and $0.7 million pre-tax ($0.4 million post-tax) were recorded on intangible assets associated with AXA Enterprise Funds investment management contracts based upon estimated fair value. At December 31, 2008 and 2007 there were no assets or liabilities related to these operations.

        Wind-up Annuities

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established.

        The Company's quarterly process for evaluating the need for an allowance for future losses involves comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment is required. Investment and benefit cash flow projections are updated annually as part of the Company's annual planning process. The assumptions and estimates for 2006 resulted in a release of the allowance. If the Company's analysis in any given period indicates that an allowance for future losses is not necessary, any current period Wind-up Annuities' operating losses or earnings are recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2008, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involves numerous estimates and subjective judgments regarding the expected performance of invested assets held by Wind-up Annuities and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2008                 2007
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $661.8 and $696.3)..............................  $      602.1         $      705.0
        Equity real estate...................................................         162.2                165.0
        Other invested assets................................................           2.5                  4.0
                                                                              -----------------    -----------------
          Total investments..................................................         766.8                874.0
        Cash and cash equivalents............................................           -                    -
        Other assets.........................................................          77.1                 27.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      843.9         $      901.3
                                                                              =================    =================

        Policyholders liabilities............................................  $      723.4         $      756.1
        Other liabilities....................................................         120.5                145.2
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      843.9         $      901.3
                                                                              =================    =================

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $19.3, $19.6 and $19.0)..............  $        64.0       $       64.9       $       71.3
        Investment (losses) gains, net.....................           (4.8)               (.8)               6.0
        Policy fees, premiums and other income.............             .1                 .2                -
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           59.3               64.3               77.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................          101.7               80.0               84.7
        Losses charged to the allowance
          for future losses................................            -                (15.6)              (7.4)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (42.4)               (.1)               -
        Pre-tax (loss from strengthening) earnings from
          releasing the allowance for future losses........            -                  -                 37.1
        Income tax benefit (expense).......................           14.9                -                 (6.9)
                                                            -----------------   ----------------   -----------------
        (Losses) Earnings from Wind-up Annuities...........  $       (27.5)      $        (.1)      $       30.2
                                                            =================   ================   =================

        Income tax expense for Wind-up Annuities in 2006 included a $5.8 million tax benefit in connection with the settlement of an IRS audit of the 1997-2001 tax years.

        Real Estate Held-For-Sale
        -------------------------

        In 2007, two real estate properties with a total book value of $172.7 million that had been previously reported in equity real estate were reclassified as real estate held-for-sale. Prior periods were restated to reflect these properties as discontinued operations. In third quarter 2007, one of the held-for-sale properties was sold resulting in a gain of $4.9 million ($3.2 million post-tax). At December 31, 2008 and 2007, equity real estate held-for-sale was zero and $121.7 million, respectively, and was included in Other assets.

17)     ACCUMULATED OTHER COMPREHENSIVE LOSS

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Unrealized (losses) gains on investments...........  $    (1,270.8)      $      103.6       $      282.2
        Defined benefit pensions plans.....................         (964.8)            (371.5)            (449.5)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Loss...............................  $    (2,235.6)      $     (267.9)      $     (167.3)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net unrealized losses on investments:
          Net unrealized losses arising during
            the year.......................................  $    (2,533.5)      $     (357.8)      $     (416.6)
          Losses reclassified into net earnings
            during the year................................          (75.3)             (22.7)             (14.8)
                                                            -----------------   ----------------   -----------------
        Net unrealized losses on investments...............       (2,608.8)            (380.5)            (431.4)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................        1,234.4              201.9              281.3
                                                            -----------------   ----------------   -----------------

        Change in unrealized losses, net of adjustments....       (1,374.4)            (178.6)            (150.1)
        Change in defined benefits pension plans...........         (593.3)              78.0                -
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Loss.....................  $    (1,967.7)      $     (100.6)      $     (150.1)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2008, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2009-2013 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2009 and the four successive years are $203.7 million, $199.3 million, $194.7 million, $197.9 million, $205.2 million and $2,356.1 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2009 and the four successive years is $5.3 million, $5.4 million, $4.7 million, $3.3 million, $3.2 million and $10.6 million thereafter.

        At December 31, 2008, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2009 and the four successive years is $102.5 million, $102.7 million, $103.2 million, $105.4 million, $106.6 million and $631.9 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2009 and the four successive years is $0.9 million, $0.9 million, $0.5 million, $0.4 million, $0.2 million and $0.1 million thereafter.

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2008, these arrangements include commitments by the Company to provide equity financing of $711.3 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2008. AXA Equitable had $15.0 million in commitments under existing mortgage loan agreements at December 31, 2008.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2008, AllianceBerstein was not required to perform under the agreement and at December 31, 2008 had no liability outstanding in connection with the agreement.

19)     LITIGATION

        A putative class action entitled Stefanie Hirt, et al. v. The Equitable Retirement Plan for Employees, Managers and Agents, et al. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". The complaint challenged the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs alleged that the change to the cash balance formula violated ERISA by reducing the rate of accruals based on age, failed to comply with ERISA's notice requirements and improperly applied the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violated ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violated ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim was dismissed. In March 2003, plaintiffs filed an amended complaint elaborating on the remaining claims in the original complaint and adding additional class and individual claims alleging that the adoption and announcement of the cash balance formula and the subsequent announcement of changes in the application of the cash balance formula failed to comply with ERISA. By order dated May 2003, the District Court, as requested by the parties, certified the case as a class action, including a sub-class of all current and former Plan participants, whether active, inactive or retired, their beneficiaries or estates, who were subject to a 1991 change in application of the cash balance formula. In September 2006, the district court granted summary judgment in favor of the defendants. The court ruled that (a) the cash balance provisions of the Equitable Plan do not violate the age discrimination provisions of ERISA, (b) while the notice of plan changes provided to participants in 1990 was not adequate, the notice of plan changes provided to participants in 1992 satisfied the ERISA notice requirements regarding delivery and content, and (c) the claims of the named plaintiffs are barred by statute of limitations. The Court found that other individual class members were not precluded from asserting claims for additional benefit accruals from January 1991 through January 1993 to the extent that such individuals could show that the statute of limitations did not bar their claims. In October 2006, plaintiffs filed a notice of appeal and defendants filed a cross appeal. In July 2008, the Court of Appeals affirmed the lower court's decision that the cash balance plan does not violate the age discrimination provisions of ERISA and that plaintiffs' claims also were barred by the statute of limitations.

        In September 2008, the Court of Appeals denied plaintiffs motion for rehearing. The time for plaintiffs to make an appeal to the United States Supreme Court has expired.

        In April 2004, a purported nationwide class action lawsuit was filed in the Circuit Court for Madison County, Illinois entitled Matthew Wiggenhorn v. Equitable Life Assurance Society of the United States. The lawsuit alleges that AXA Equitable uses stale prices for the foreign securities within the investment divisions of its variable insurance products. The complaint further alleges that AXA Equitable's use of stale pricing diluted the returns of the purported class. The complaint also alleges that AXA Equitable breached its fiduciary duty to the class by allowing market timing in general within AXA Equitable's variable insurance products, thereby diluting the returns of the class. In June 2005, this case was transferred by the Judicial Panel on Multidistrict Litigation to the U.S. District Court in Maryland, where other market-timing related litigation is pending. In June 2005, plaintiff filed an amended complaint. In July 2005, AXA Equitable filed a motion to dismiss the amended complaint. In June 2006, AXA Equitable's motion to dismiss the amended complaint was granted and, in June 2006, plaintiff appealed. As of April 2007, the appeal was fully briefed. In October 2008, oral arguments on the appeal were held. In January 2009, the Fourth Circuit Court of Appeals affirmed the District Court's decision to dismiss the amended complaint.

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. The original trial date of May 2009 has been stayed, and the Court has not set a new trial date. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction. In February 2009, the Court denied AXA Equitable's motion to dismiss the complaint.

        AXA Equitable and/or AXA Advisors LLC is currently the subject of four putative class actions pending in Federal court alleging certain wage and hour violations with regard to certain sales personnel. The cases were filed between July 2006 and September 2007. Each of the cases seek substantially the same relief under essentially the same theories of recovery: violation of the Fair Labor Standards Act for failure to pay minimum wage and overtime and violation of similar provisions under state labor laws in the respective states. In September 2007, the parties agreed to consolidate all four pending cases in the Northern District of California. The cases include the following: Meola v. AXA Advisors and AXA Equitable; Lennon v. AXA Advisors, et al.; Bolea v. AXA Advisors, LLC and AXA Equitable, et. al.; and Dhruv v. AXA Advisors, LLC, et al. Plaintiffs seek compensatory damages, restitution of all wages improperly withheld or deducted, punitive damages, penalties, and attorneys' fees. In February 2009, the parties filed a proposed settlement agreement with the Court. In March 2009, the Court preliminarily denied without prejudice the parties' motion for preliminary approval of the settlement. The Court requested that the parties refile the motion revising certain portions of the proposed notices by the end of March 2009.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. Payment of dividends in 2009 would require the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. This formula would not permit AXA Equitable to pay shareholder dividends during 2009. For 2008, 2007 and 2006, the Insurance Group statutory net (loss) income totaled $(1,074.8) million, $605.8 million and $532.3 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,588.1 million and $7,812.0 million at December 31, 2008 and 2007, respectively. In both 2007 and 2006, AXA Equitable paid shareholder dividends of $600.0 million; no dividends were paid in 2008.

        At December 31, 2008, AXA Equitable, in accordance with various government and state regulations, had $59.5 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and principal related to surplus notes require approval from the State of New York Insurance Department (the "NYID"). Interest expense in 2009 will approximate $71.0 million.

        At December 31, 2008 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2008.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business as only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; and (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and shareholder's equity on a U.S. GAAP basis.

                                                                  2008               2007                2006
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and
          capital stock....................................  $    (3,414.3)      $       71.7       $    1,386.5
        Change in AVR......................................         (808.4)            (167.2)             279.3
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................       (4,222.7)             (95.5)           1,665.8
        Adjustments:

          Future policy benefits and policyholders'
            account balances...............................            3.2              415.1             (144.3)
          DAC..............................................       (2,089.9)             620.1              674.1
          Deferred income taxes............................       (4,116.6)            (677.8)             517.3
          Valuation of investments.........................        3,695.4                2.8                2.6
          Valuation of investment subsidiary...............        5,046.4              461.7           (2,122.7)
          Change in fair value of guaranteed minimum
             income benefit reinsurance contracts..........        1,566.8                6.9              (14.8)
          Pension adjustment..............................         1,389.7                -                  -
          Premiums and benefits ceded to AXA Bermuda......         2,846.7                -                  -
          Issuance of surplus notes.......................        (1,000.0)               -                  -
          Shareholder dividends paid......................             -                600.0              600.0
          Changes in non-admitted assets...................          136.9               19.4              (57.4)
          Other, net.......................................          (12.6)            (150.3)             (72.6)
          U.S. GAAP adjustments for Wind-up Annuities .....          (16.7)              31.2               28.8
                                                            -----------------   ----------------   -----------------
        Consolidated Net Earnings .........................  $     3,226.6       $    1,233.6       $    1,076.8
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2008               2007                2006
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     3,155.0       $    6,569.3       $    6,497.6
        AVR................................................          433.1            1,242.7            1,409.9
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,588.1            7,812.0            7,907.5
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,487.3)          (2,270.2)          (2,574.1)
          DAC..............................................        7,482.0            9,019.3            8,316.5
          Deferred income taxes............................       (4,585.1)          (1,089.3)            (627.1)
          Valuation of investments.........................       (2,312.5)             457.1              867.9
          Valuation of investment subsidiary...............          588.1           (4,458.3)          (4,920.0)
          Fair value of GMIB
             reinsurance contracts.........................        4,821.7              124.7              117.8
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,495.8                -                  -
          Non-admitted assets..............................        1,144.0            1,014.5              994.5
          Issuance of surplus notes........................       (1,524.9)            (524.8)            (524.8)
          Adjustment to initially apply SFAS No.158,
             net of income taxes...........................            -                  -               (449.5)
          Other, net.......................................          141.3               76.0              433.6
          U.S. GAAP adjustments for Wind-up Annuities......           12.4                1.5              (59.9)
                                                            -----------------   ----------------   ------------------
        Consolidated Shareholder's Equity..................  $    11,363.6       $   10,162.5       $    9,482.4
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2008               2007               2006
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)
       SEGMENT REVENUES:

       Insurance..........................................   $    15,115.1       $     6,938.0     $     5,966.9
       Investment Management (1)..........................         3,542.7             4,561.8           4,002.7
       Consolidation/elimination..........................           (76.5)              (91.4)            (90.0)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $    18,581.3       $    11,408.4     $     9,879.6
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $93.3 million, $128.9 million and $120.8 million for 2008, 2007 and 2006, respectively, are included in total revenues of the Investment Management segment.

        SEGMENT EARNINGS FROM CONTINUING                           2008                2007               2006
          OPERATIONS BEFORE INCOME                          -----------------   -----------------  -----------------
          TAXES AND MINORITY INTEREST:                                             (IN MILLIONS)
       Insurance..........................................   $     4,486.5      $     1,298.9      $       881.9
       Investment Management..............................           932.2            1,400.5            1,198.4
       Consolidation/elimination..........................             (.4)               -                  -
                                                            -----------------   -----------------  -----------------
       Total Earnings from Continuing Operations
          before Income Taxes and Minority Interest.......   $     5,418.3      $     2,699.4      $     2,080.3
                                                            =================   =================  =================

                                                                        DECEMBER 31,
                                                            -------------------------------------
                                                                  2008                2007
                                                            -----------------   -----------------
                                                                       (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................   $   123,757.2       $   144,962.2
       Investment Management..............................        12,520.2            14,962.7
       Consolidation/elimination..........................           (11.2)                1.1
                                                            -----------------   -----------------
       Total Assets.......................................   $   136,266.2       $   159,926.0
                                                            =================   =================

        In accordance with SEC regulations, securities with a fair value of $2,547.9 million and $2,333.2 million have been segregated in a special reserve bank custody account at December 31, 2008 and 2007, respectively for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2008 and 2007 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ----------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ----------------
                                                                       (IN MILLIONS)
        2008
        ----
        Total Revenues................  $     3,792.6      $     2,411.1       $    3,387.4         $    8,990.2
                                       =================  =================   ==================   ================
        Earnings from Continuing
          Operations..................  $       600.1      $       510.2       $       96.6         $    2,039.5
                                       =================  =================   ==================   ================
        Net Earnings..................  $       607.4      $       510.6       $       96.6         $    2,012.0
                                       =================  =================   ==================   ================
        2007
        ----
        Total Revenues................  $     2,677.9      $     2,608.2       $    2,938.5         $    3,183.8
                                       =================  =================   ==================   ================
        Earnings from
          Continuing Operations.......  $       295.7      $       232.0       $      356.6         $      352.4
                                       =================  =================   ==================   ================
        Net Earnings..................  $       299.6      $       218.2       $      362.4         $      353.4
                                       =================  =================   ==================   ================

                                     PART C

Item 26. Exhibits

        (a)             Certified resolution re Authority to Market Variable Life Insurance and
                        Establish Separate Accounts, incorporated herein by reference to
                        Exhibit No. 1-A(1)(a)(i) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on December 11, 1996.

        (b)             Inapplicable.

        (c)(i)          Broker-Dealer and General Agent Sales Agreement, incorporated herein by reference to Exhibit 1-A(3)(b) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on December 11, 1996.

        (c)(ii)         Distribution and Servicing Agreement among EQ Financial Consultants, Inc. (now AXA
                        Advisors, LLC), Equitable and Equitable Variable dated as of May 1, 1994, incorporated herein by reference to Exhibit 1-A(8) to Registration Statement on Form S-6,
                        File No. 333-17663, filed on December 11, 1996.

        (c)(iii)        Distribution Agreement for services by The Equitable Life Assurance Society of the United States
                        to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated herein by reference to Exhibit No. 1-A(10)(c) to Registration Statement on Form S-6, File No. 333-17663, filed on
                        April 19, 2001.

        (c)(iv)         Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life
                        Assurance Society of the United States dated January 1, 2000, incorporated herein by reference to
                        Exhibit No. 1-A(10)(d) to Registration Statement on Form S-6, File No. 333-17663, filed on April 19, 2001.

        (c)(v)          General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the
                        United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h)
                        to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

        (c)(vi)         First Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life
                        Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed
                        April 19, 2004.

        (c)(vii)        Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life
                        Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed
                        April 19, 2004.

        (c)(viii)       Form of BGA Sales Agreement for Fixed and Variable Life Insurance and Annuity Products incorporated herein by reference to Exhibit (c)(iv)(e) to Registration Statement File No. 333-103202 filed on
                        April 27, 2004.

        (c)(ix)         The information concerning commissions included in the prospectuses forming part of this registration statement under "How we market the policies" is incorporated herein by reference.

        (c)(x)          Third Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC
                        and its subsidiaries incorporated herein by reference to Exhibit 3(k) to the Registration
                        Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

        (c)(xi)         Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC
                        and its subsidiaries incorporated herein by reference to Exhibit 3(l) to the Registration
                        Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

        (c)(xii)        Fifth Amendment, dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United
                        States and AXA Network, LLC and its subsidiaries incorporated herein by reference Exhibit 4(p) to
                        Registration Statement on Form N-4 (File No. 2-30070), filed on April 24, 2007.

        (c)(xiv)        Sixth Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                        January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The
                        Equitable Life Assurance Society of the United States) and AXA Network, LLC and its
                        subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File
                        No. 2-30070) to Exhibit 3(q), filed on April 20, 2009.

        (c)(xv)         Seventh Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The
                        Equitable Life Assurance Society of the United States) and AXA Network, LLC and its
                        subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File
                        No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

        (c)(xvi)        Eighth Amendment, dated as of November 1, 2008, to General Agent Sales Agreement dated as of
                        January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The
                        Equitable Life Assurance Society of the United States) and AXA Network, LLC and its
                        subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File
                        No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

        (d)(i)          Flexible Premium Variable Life Insurance Policy (95-300) (Corporate Incentive Life)
                        (Equitable), incorporated herein by reference to Exhibit No. 1-A(5)(a)(iv) to
                        Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

        (d)(ii)         Flexible Premium Variable Life Insurance Policy (99-300), incorporated herein by reference to Exhibit No. 1-A(5)(a)(vi) to Registration Statement on Form S-6, File No.
                        333-17663, filed on March 1, 1999.

        (d)(iii)        Accelerated Death Benefit Rider (R94-102) (Equitable), incorporated herein by reference to Exhibit No. 1-A(5)(p) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

        (d)(iv)         Form of Flexible Premium Variable Life Insurance Policy (03-400) (Corporate Incentive Life) as previously filed with this Registration Statement on March 3, 2006.

        (d)(v)          Flexible Premium Variable Life Insurance Policy (08-300) (Corporate Owned Incentive Life), previously filed with this Registration Statement File No. 333-132200 on December 12, 2008.

        (d)(vi)         Integrated Term Insurance Rider (R08-40), previously filed with this Registration Statement File No.
                        333-132200 on December 12, 2008.

        (e)(i)          Application EV4-200Y (Equitable), incorporated herein by reference to Exhibit No. 1-A(10)(b) to
                        Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

        (e)(ii)         Form of Application (AXAV1-2002), incorporated herein by reference to Exhibit No. 1-A(10)(b)(ii) to
                        Registration Statement on Form S-6, File No. 333-17663, filed on August 9, 2002.

        (e)(iii)        Form of Application (AXA301-1), as previously filed with this Registration Statement on March 3, 2006.

        (e)(iii)(a)     Revised Form of Application (AXA 301-01), incorporated herein by reference to Exhibit 26(e)(iii)(a) to
                        Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

        (e)(iv)         Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

        (e)(iv)(a)      Revised Form of Application for Like Insurance (AMIGV-2005), incorporated herein by reference to Exhibit
                        26(e)(iv)(a) to Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

        (e)(v)          Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL COLI '04 2005), previously filed with this Registration Statement File No. 333-132200 on April 25, 2007.

        (e)(v)(a)       Revised Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL COLI '04 (2005)
                        previously filed with the Registration Statement File No 333-132200 on September 3, 2008.

        (e)(vi)         Form of Variable Universal Life Supplement (Form No. VUL-GV/COIL (2008), previously filed with this
                        Registration Statement File No. 333-132200 on December 12, 2008.

        (f)(i)(a)       Declaration and Charter of Equitable, as amended January 1, 1997, incorporated herein by reference to Exhibit No. 1-A(6)(a) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on April 30, 1997.

        (f)(i)(b)       Restated Charter of AXA Equitable, as amended December 6, 2004, incorporated herein by reference to
                        Exhibit No. 3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

        (f)(ii)(a)      By-Laws of Equitable, as amended November 21, 1996, incorporated herein by reference to
                        Exhibit No. 1-A(6)(b) to Registration Statement on Form S-6, File No. 333-17663, filed on April 30, 1997.

        (f)(ii)(b)      By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit
                        No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

        (g)             Form of Reinsurance Agreement between Reinsurance Company and the Equitable Life Assurance
                        Society of the United States incorporated herein by reference to Exhibit No. 26.(g) to Registration
                        Statement on Form N-6, File No. 333-103199, filed on April 4, 2003.

        (h)(i)          Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable
                        Distributors, Inc. (now AXA Distributors LLC) and EQ Financial Consultants, Inc.
                        (now AXA Advisors, LLC), incorporated herein by reference to the Registration Statement of
                        EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on August 28, 1997.

        (h)(ii)         Form of Participation Agreement among AXA Premier VIP Trust, The Equitable Life Assurance Society
                        of the United States, Equitable Distributors, Inc., AXA Distributors LLC, and AXA Advisors, LLC,
                        incorporated herein by reference to Exhibit No. 8(b) to Registration Statement File No. 333-60730,
                        filed on December 5, 2001.

        (h)(iii)        Form of Participation Agreement among The Equitable Life Assurance Society of the United States,
                        The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc., incorporated herein by reference to Exhibit No. 1-A(9)(d) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on October 8, 2002.

        (h)(iv)         Form of Participation Agreement among OCC Accumulation Trust, Equitable Life Assurance Society of
                        the United States, OCC Distributors LLC and OPCAP Advisors LLC, incorporated herein by reference to
                        Exhibit No. 1-A(9)(e) to Registration Statement on Form S-6, File No. 333-17663, filed on October 8, 2002.

        (h)(v)          Form of Participation Agreement among Fidelity Distributors Corporation, Variable Insurance Products
                        Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III and The Equitable
                        Life Assurance Society of the United States and Form of Sub License agreement between The Equitable Life
                        Assurance Society of the United States and Fidelity Distributors Corporation incorporated herein by reference to Exhibit No. 26.(h)(v) to Registration Statement on Form N-6, File No. 333-103199, filed on
                        April 4, 2003.

        (h)(vi)         Form of Participation Agreement among BARR Rosenberg Variable Insurance Trust, BARR ROSENBERG FUNDS
                        DISTRIBUTOR, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC, and the Equitable Life Assurance Society
                        of the United States incorporated herein by reference to Exhibit No. 27(h)(vi) to amended Registration
                        Statement File No. 333-103202, filed on August 4, 2003.

        (h)(vii)        Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors LLC and AXA Advisors,
                        LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to
                        Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A
                        (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

        (i)             Administration Contracts. See (c)(ii),(iii) & (iv).

        (j)             Inapplicable.

        (k)             Opinion and Consent of Dodie Kent, Vice President and Associate General Counsel of AXA Equitable, filed herewith.

        (l)(i)          Opinion and Consent of Brian Lessing, FSA, MAAA, Vice President and Actuary of AXA Equitable, filed herewith.

        (m)(i)          Sample Calculation for Illustrations, filed herewith.

        (n)(i)(a)       Consent of PricewaterhouseCoopers LLP, filed herewith.

        (n)(b)          Powers of Attorney, filed herewith.

        (o)             Inapplicable.

        (p)             Inapplicable.

        (q)             Description of Equitable's Issuance, Transfer and Redemption Procedures for Flexible
                        Premium Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company
                        Act of 1940, incorporated herein by reference to Exhibit No. 8 to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

----------------
+ State variations not included

Item 27: Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Peter S. Kraus                              Director
Alliance Bernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                             Director
SSA & Company
315 East Hopkins Avenue
Suite 401
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Executive Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Chief Accounting Officer

*Jennifer Blevins                           Executive Vice President

*Mary Beth Farrell                          Executive Vice President

*Mary Fernald                               Senior Vice President and
                                            Chief Underwriting Officer

*David Kam                                  Senior Vice President and Actuary

*William J. McDermott                       Executive Vice President

*Richard S. Dziadzio                        Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew J. McMahon                          Executive Vice President

*Claude Methot                              Executive Vice President

*Andrew Raftis                              Senior Vice President and Auditor

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*James F. Mullery                           Senior Vice President

*Anne M. Katcher                            Senior Vice President and
                                            Senior Actuary

*Anthony F. Recine                          Senior Vice President,
                                            Chief Compliance Officer and
                                            Associate General Counsel

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Dave S. Hattem                             Senior Vice President and
                                            Deputy General Counsel

*Richard V. Silver                          Executive Vice President and
                                            General Counsel

*Michel Perrin                              Senior Vice President and Actuary

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Executive Vice President

Item 28. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

         Separate Account FP of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.

         AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         The AXA Organizational Charts 2008 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 2-30070) on Form N-4, filed April 20, 2009.

     AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
     -------------------------------------------------------------
        AS OF :  DECEMBER 31, 2008


                                                                                             State of       State of
                                                                             Type of        Incorp. or      Principal      Federal
                                                                            Subsidiary       Domicile       Operation      Tax ID #
                                                                            ----------       --------       ---------     ----------
                                                                                          ------------------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                         DE             NY         13-3623351
------------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                            Operating           DE             CO         75-2961816
     -------------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                          Operating           DE             NY         13-4194065
     -------------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                            Operating           DE             NY         13-4194080
     -------------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                                      DE             NY         52-2197822
     -------------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                       Insurance        Bermuda         Bermuda      14-1903564
        ----------------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                          DE             NY         13-4078005
        ----------------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                                       DE             NY         13-4071393
           -------------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                    Operating           DE             NY         06-1555494
           -------------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                   Operating           AL             AL         06-1562392
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC           Operating           DE             NY         13-4085852
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC            Operating           MA             MA         04-3491734
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                   Operating           NV             NV         13-3389068
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                              Operating          P.R.           P.R.        66-0577477
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                   Operating           TX             TX         75-2529724
        ----------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                 Insurance           NY             NY         13-5570651
        ----------------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                   Investment          DE             NY         13-3385076
           -------------------------------------------------------------------------------------------------------------------------
               Equitable Managed Assets, L.P.                                Investment         DE             NY         13-3385080
           -------------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                       Investment          **                             -
           -------------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                              HCO              NY             NY         22-2766036
           -------------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           -------------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                             HCO              DE             NY         13-2677213
           -------------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                       Investment          DE             PA         23-2671508
        ----------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)          Insurance           NY             NY         13-3198083
        ----------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                       Insurance           NY             NY         13-1632487
        ----------------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              ----------------------------------------------------------------------------------------------------------------------

                                                                                        Parent's
                                                                            Number of  Percent of
                                                                              Shares    Ownership             Comments
                                                                              Owned    or Control    (e.g., Basis of Control)
                                                                              -----    ----------    ------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **
-----------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                          100.00%
     ------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                                        100.00%
     ------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                                          100.00%
     ------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                           -    100.00%
     ------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                          250,000    100.00%
        ---------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                           1,000    100.00%
        ---------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                            -    100.00%
           ------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                             -    100.00%
           ------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                            -    100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                    -    100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                     -    100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                                 100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                            100.00%
              ---------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                        1,050    100.00%
        ---------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                  2,000,000    100.00%    NAIC # 62944
        ---------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                            -          -    G.P & L.P.
           ------------------------------------------------------------------------------------------------------------------
               Equitable Managed Assets, L.P.                                        -          -    G.P.
           ------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                                -          -    **
           ------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                    -    100.00%
           ------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           ------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                           5,000,000    100.00%
           ------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                               50    100.00%
        ---------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)                        100.00%
        ---------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                                     100.00%
        ---------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              ---------------------------------------------------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
-------------------------------------------------------------

  *  Affiliated Insurer
 ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.
***  All subsidiaries are corporations, except as otherwise noted.

     1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

     2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to
            AXA Financial Services, LLC.
         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of
            Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

     3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

     4.  In October 1999, AllianceBernstein Holding L.P.
            ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

         As of December 31, 2008, AXF's subsidiaries own 62.38% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:

               AXA Financial Bermuda, held directly 57,211,519 AllianceBernstein Units (21.48%),
               AXA Equitable Life directly own 29,100,290 AllianceBernstein Units (10.92%),
               ACMC, Inc. own 66,220,822 AllianceBernstein Units (24.86%), and As of December 31, 2008, MONY owns 6,841,642 (2.57%)
               AllianceBernstein Units and MLOA owns 2,587,472 (.97%) AlianceBernstein Units

            AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

            In addition, ACMC, Inc. own 722,178 units (0.27%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation own 822,178 units of general partnership interest (0.31%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

     5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

     6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

     7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

     8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

     9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

     10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

     11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

     12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

     12. Effective May 26, 2005, Matrix Private Equities was sold.

     13. Effective December 2, 2005, Advest Group was sold.

     14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

     15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

     16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

     17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

     18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
-------------------------------------------------------------

Dissolved:  - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
            - 100 Federal Street Funding Corporation was dissolved August 31,
              1998.
            - 100 Federal Street Realty Corporation was dissolved December 20,
              2001.
            - CCMI Corp. was dissolved on October 7, 1999.
            - ELAS Realty, Inc. was dissolved January 29, 2002.
            - EML Associates, L.P. was dissolved March 27, 2001.
            - EQ Services, Inc. was dissolved May 11, 2001.
            - Equitable BJVS, Inc. was dissolved October 3, 1999.
            - Equitable Capital Management Corp. became ECMC, LLC on
              November 30, 1999.
            - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
            - Equitable JVS II, Inc. was dissolved December 4, 1996
            - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
              dissolved on December 31, 2000.
            - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
            - EREIM Managers Corporation was dissolved March 27, 2001.
            - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
            - EVLICO, Inc. was dissolved in 1999.
            - Franconom, Inc. was dissolved on December 4, 2000.
            - GP/EQ Southwest, Inc. was dissolved October 21, 1997
            - HVM Corp. was dissolved on Feb. 16, 1999.
            - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
            - Prime Property Funding, Inc. was dissolved in Feb. 1999.
            - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
            - Six-Pac G.P., Inc. was dissolved July 12,1999
            - Paramount Planners, LLC., a direct subsidiary of AXA Distribution
              Holding Corporation, was dissolved on December 5, 2003
            - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
            - ECLL Inc. was dissolved July 15, 2003
            - MONY Realty Partners, Inc. was dissolved February 2005.
            - Wil-Gro, Inc. was dissolved June, 2005.
            - Sagamore Financial LLC was dissolved August 31, 2006.
            - Equitable JVS was dissolved August, 2007.
            - Astor Times Square Corp. dissolved as of April 2007.
            - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
            - PC Landmark, Inc. has been administratively dissolved.
            - EJSVS, Inc. has been administratively dissolved.
            - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                State of     State of
                                                                                  Type of      Incorp. or    Principal      Federal
                                                                                 Subsidiary     Domicile     Operation     Tax ID #
                                                                                 ----------     --------     ---------     ---------
AXA Financial, Inc.
------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     -------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ----------------------------------------------------------------------
           Equitable Holdings, LLC
           -------------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                            Operating         DE           NY        13-3049038
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                             Operating         VT           VT        06-1166226
              ----------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                 Operating         DE           NY        13-3266813
              ----------------------------------------------------------------------------------------------------------------------
                  Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                          Investment        DE           NY        13-3544879
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)               Operating         DE           NY        13-3633538
              ----------------------------------------------------------------------------------------------------------------------
                 See Attached Listing B
              ----------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                              Operating         DE           NY        52-2233674
              ----------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC              Operating         DE           AL        52-2255113
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                          Operating         DE        CT, ME,NY    06-1579051
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC         Operating         MA           MA        04-3567096
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                Operating         TX           TX        74-3006330
              ----------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                       Operating         DE           NY        13-3813232
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)      Operating         DE           NJ        22-3492811
              ----------------------------------------------------------------------------------------------------------------------

                                                                                               Parent's
                                                                                    Number of  Percent of
                                                                                     Shares    Ownership          Comments
                                                                                      Owned    or Control   (e.g., Basis of Control)
                                                                                      -----    ----------   ------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     -------------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ----------------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC
           -------------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                                  500      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                 1,000      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                         -      100.00%
              ----------------------------------------------------------------------------------------------------------------------
                  Equitable Capital Private Income & Equity                                                 ECMC is G.P.
                   Partnership II, L.P.                                                  -           -      ("Deal Flow Fund II")
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                     100      100.00%
              ----------------------------------------------------------------------------------------------------------------------
                 See Attached Listing B
              ----------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                                      -      100.00%
              ----------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                      -      100.00%
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                                  -      100.00%
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC                 -      100.00%
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                    1,000      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                           1,000      100.00%
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)            100      100.00%
              ----------------------------------------------------------------------------------------------------------------------

     * Affiliated Insurer

           Equitable Investment Corp merged into Equitable Holdings, LLC on
             November 30, 1999.
           Equitable Capital Management Corp. became ECMC, LLC on
             November 30, 1999.
           Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
           Effective January 1, 2002, Equitable Distributors, Inc. merged into
             AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
LISTING B - ALLIANCEBERNSTEIN CORPORATION


                                                                                                State of     State of
                                                                                 Type of       Incorp. or    Principal     Federal
                                                                                Subsidiary      Domicile     Operation     Tax ID #
                                                                                ----------      --------     ---------    ----------
AXA Financial, Inc.
--------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ---------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ------------------------------------------------------------------
           Equitable Holdings, LLC
           ---------------------------------------------------------------
              AllianceBernstein Corporation



              ----------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)       HCO (NYSE: AB)       DE           NY         13-3434400
                 -------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)                Operating          DE           NY         13-4064930
                 -------------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                       Operating          NH           NY
                    ----------------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                         HCO             DE           MA         22-3424339
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                               HCO             DE           NY              -
                    ----------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                         Operating          DE           NY         13-4132953
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                     HCO             DE           NY         13-2778645
                    ----------------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                         Operating        India         India            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                    Operating      Argentina     Argentina          -
                       ------------------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                              Operating          DE           NY         13-3910857
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                    HCO             DE           NY         13-3548918
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Japan Inc.                               HCO             DE          Japan            -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                   Operating        Japan         Japan            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management
                          Australia Limited                                    Operating      Australia     Australia          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.              Operating          DE           NY         13-3626546
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos
                          (Brazil) Ltda.                                       Operating        Brazil       Brazil            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                               Operating         U.K.         U.K.             -
                       -------------------------------------------------------------------------------------------------------------
                                 ACM Bernstein GmbH                            Operating       Germany       Germany           -
                                ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited             Operating         U.K.         U.K.             -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                     Operating         Lux.         Lux.             -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                 Operating        France       France            -
                       -------------------------------------------------------------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                Operating       Germany       Germany           -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.           Operating        Mexico       Mexico            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                     Operating      Australia     Australia          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                          Operating        Canada       Canada       13-3630460
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                   Operating      New Zealand   New Zealand        -
                       -------------------------------------------------------------------------------------------------------------


                                                                                           Parent's
                                                                                Number of  Percent of
                                                                                 Shares    Ownership            Comments
                                                                                   Owned    or Control    (e.g., Basis of Control)
                                                                                   -----    ----------  ----------------------------
AXA Financial, Inc.
--------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ---------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        ------------------------------------------------------------------------
           Equitable Holdings, LLC
           ---------------------------------------------------------------------
              AllianceBernstein Corporation
                                                                                                        owns 1% GP interest in
                                                                                                        AllianceBernstein L.P. and
                                                                                                        100,000 GP units in
                                                                                                        AllianceBernstein Holding
                                                                                                        L.P.
              ------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)
                 ---------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)
                 ---------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                                      100.00%   Sole member interest
                    ------------------------------------------------------------
                    Cursitor Alliance LLC                                                     100.00%
                    ------------------------------------------------------------
                    Alliance Capital Management LLC                                           100.00%
                    ------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                                        100.00%
                    ------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                          10     100.00%
                    ------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                                        100.00%
                       ---------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                                    99.00%   AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ---------------------------------------------------------
                       ACM Software Services Ltd.                                             100.00%
                       ---------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                      1,000     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Japan Inc.
                       ---------------------------------------------------------
                                AllianceBernstein Japan Ltd.                                  100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Invest. Management Australia Limited                 100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.                   1,000     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.                          99.00%   AllianceBernstein Oceanic
                                                                                                        Corporation owns 1%
                       ---------------------------------------------------------
                       AllianceBernstein Limited                                  250,000     100.00%
                       ---------------------------------------------------------
                                 ACM Bernstein GmbH                                           100.00%
                                ------------------------------------------------
                                AllianceBernstein Services Limited                  1,000     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                          3,999      99.98%   AllianceBernstein Oceanic
                                                                                                        Corporation owns .025%
                       ---------------------------------------------------------
                                AllianceBernstein (France) SAS                                100.00%
                       ---------------------------------------------------------
                                ACMBernstein (Deutschland) GmbH                               100.00%
                       ---------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.                          100.00%
                       ---------------------------------------------------------
                       AllianceBernstein Australia Limited                                     50.00%   3rd party (NMFM) owns 50%
                       ---------------------------------------------------------
                       AllianceBernstein Canada, Inc.                              18,750     100.00%
                       ---------------------------------------------------------
                       AllianceBernstein New Zealand Limited                                   50.00%   3rd party (NMFM) owns 50%
                       ---------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
LISTING B - ALLIANCEBERNSTEIN CORPORATION



                                                                                                  State of    State of
                                                                                     Type of     Incorp. or   Principal     Federal
                                                                                    Subsidiary    Domicile    Operation    Tax ID #
                                                                                    ----------    --------    ---------    ---------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------
              AllianceBernstein Corporation
              -------------------------------------------------------------------
                  AllianceBernstein L.P.
                 ----------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware
                      (Cont'd)
                    ----------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investment Research
                         (Proprietary) Limited                                      Operating    So Africa    So Africa        -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein (Singapore) Ltd.                           Operating    Singapore    Singapore        -
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Capital (Mauritius) Private Ltd.                       HCO       Mauritius    Mauritius        -
                       -------------------------------------------------------------------------------------------------------------
                                Alliance Capital Asset Management
                                  (India) Private Ltd.                              Operating      India        India          -
                                ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Invest. Res. &
                                  Manage. (India) Pvt.                              Operating      India        India          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Oceanic Corporation                           HCO           DE          NY       13-3441277
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Capital Real Estate, Inc.                           Operating        DE          NY       13-3441277
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Corporate Finance Group
                         Incorporated.                                              Operating        DE          NY       52-1671668
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Eastern Europe, Inc.                                   HCO           DE          NY       13-3802178
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein ESG Venture Management, L.P.                  HCO           DE          NY            -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein Venture Fund 1, L.P.                 Fund          DE          NY            -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management
                          (Korea) Ltd.                                              Operating      Korea        Korea          -
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investments, Inc.                          Operating        DE          NY       13-3191825
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Investor Services, Inc.                    Operating        DE          TX       13-3211780
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Hong Kong Limited                          Operating    Hong Kong    Hong Kong        -
                       -------------------------------------------------------------------------------------------------------------
                                AllianceBernstein Taiwan Limited                    Operating      Taiwan      Taiwan          -
                                ----------------------------------------------------------------------------------------------------
                                ACM New-Alliance (Luxembourg) S.A.                  Operating       Lux.        Lux.           -
                       -------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein Limited                                 Operating       U.K.        U.K.           -
                       -------------------------------------------------------------------------------------------------------------
                                Sanford C. Bernstein (CREST
                                  Nominees) Ltd.                                    Operating       U.K.        U.K.           -
                       -------------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein Proprietary Limited                      Inactive    Australia    Australia        -
                       -------------------------------------------------------------------------------------------------------------
                       Whittingdale Holdings Ltd.                                      HCO          U.K.        U.K.           -
                       -------------------------------------------------------------------------------------------------------------
                                ACM Investments Limited                             Operating       U.K.        U.K.           -
                                ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Fixed Income Limited              Operating       U.K.        U.K.           -
                                ----------------------------------------------------------------------------------------------------

                                                                                            Parent's
                                                                                Number of  Percent of
                                                                                 Shares    Ownership            Comments
                                                                                  Owned    or Control    (e.g., Basis of Control)
                                                                                  -----    ----------    ------------------------
AXA Financial, Inc.
-----------------------------------------------------------------------------
    AXA Equitable Financial Services, LLC   (Note 2)
    -------------------------------------------------------------------------
       AXA Equitable Life Insurance Company*
       ----------------------------------------------------------------------
          Equitable Holdings, LLC
          -------------------------------------------------------------------
             AllianceBernstein Corporation
             ----------------------------------------------------------------
                 AllianceBernstein L.P.
                -------------------------------------------------------------
                   AllianceBernstein Corporation of
                     Delaware (Cont'd)
                   ------------------------------------------------------------
                      AllianceBernstein Investment Research
                        (Proprietary) Limited                                               100.00%
                      ---------------------------------------------------------
                      AllianceBernstein (Singapore) Ltd.                                    100.00%
                      ---------------------------------------------------------
                      Alliance Capital (Mauritius) Private Ltd.                             100.00%
                      ---------------------------------------------------------
                               Alliance Capital Asset Management                             75.00%      3rd party (Ankar Capital
                                 (India) Private Ltd.                                                    India Pvt. Ltd.) owns 25%
                               ------------------------------------------------
                               AllianceBernstein Invest. Res. &
                                 Manage. (India) Pvt.                                       100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Oceanic Corporation                       1,000     100.00%
                      ---------------------------------------------------------
                      Alliance Capital Real Estate, Inc.                                    100.00%
                      ---------------------------------------------------------
                      Alliance Corporate Finance Group Incorporated.              1,000     100.00%
                      ---------------------------------------------------------
                      Alliance Eastern Europe, Inc.                                         100.00%
                      ---------------------------------------------------------
                      AllianceBernstein ESG Venture Management, L.P.                        100.00%      General Partner to EGG
                                                                                                         Funds
                      ---------------------------------------------------------
                               AllianceBernstein Venture Fund 1, L.P.                        10.00%      GP Interest
                      ---------------------------------------------------------
                      AllianceBernstein Invest. Management
                        (Korea) Ltd.                                                        100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Investments, Inc.                           100     100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Investor Services, Inc.                     100     100.00%
                      ---------------------------------------------------------
                      AllianceBernstein Hong Kong Limited                                   100.00%
                      ---------------------------------------------------------
                               AllianceBernstein Taiwan Limited                              99.00%      Others own 1%
                               ------------------------------------------------
                               ACM New-Alliance (Luxembourg) S.A.                            99.00%      AllianceBernstein Oceanic
                                                                                                         Corporation owns 1%
                      ---------------------------------------------------------
                      Sanford C. Bernstein Limited                                          100.00%
                      ---------------------------------------------------------
                               Sanford C. Bernstein (CREST
                                 Nominees) Ltd.                                             100.00%
                      ---------------------------------------------------------
                      Sanford C. Bernstein Proprietary Limited                              100.00%      Inactive
                      ---------------------------------------------------------
                      Whittingdale Holdings Ltd.                                            100.00%
                      ---------------------------------------------------------
                               ACM Investments Limited                                      100.00%
                               ------------------------------------------------
                               AllianceBernstein Fixed Income Limited                       100.00%
                               ------------------------------------------------


AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2008
LISTING C - MONY


                                                                                     State of         State of
                                                                   Type of          Incorp. or        Principal       Federal
                                                                  Subsidiary         Domicile         Operation      Tax ID #
                                                                  ----------         --------         ---------      ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                  Operating             DE               CO         75-2961816
     ---------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                Operating             DE               NY         13-4194065
     ---------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                  Operating             DE               NY         13-4194080
     ---------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC
        (Note 2)
     ---------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                             Insurance             NY               NY         13-1632487
        ------------------------------------------------------------------------------------------------------------------------
           MONY International Holdings, LLC                          HCO                DE               NY         13-3790446
           ---------------------------------------------------------------------------------------------------------------------
              MONY International Life Insurance Co.
                 Seguros de Vida S.A.*                            Insurance         Argentina         Argentina     98-0157781
              ------------------------------------------------------------------------------------------------------------------
              MONY Financial Resources of the Americas
                 Limited                                             HCO             Jamaica           Jamaica
              ------------------------------------------------------------------------------------------------------------------
              MBT, Ltd.                                           Operating       Cayman Islands   Cayman Islands   98-0152047
              ------------------------------------------------------------------------------------------------------------------
                 MONY Consultoria e Corretagem de
                    Seguros Ltda.                                 Operating           Brazil           Brazil
                 ---------------------------------------------------------------------------------------------------------------
                 MONY Life Insurance Company of the
                    Americas, Ltd.*                               Insurance       Cayman Islands   Cayman Islands   98-0152046
           ---------------------------------------------------------------------------------------------------------------------
           MONY Life Insurance Company of America*                Insurance             AZ               NY         86-0222062
           ---------------------------------------------------------------------------------------------------------------------
           U.S. Financial Life Insurance Company *                Insurance             OH               OH         38-2046096
           ---------------------------------------------------------------------------------------------------------------------
           MONY Financial Services, Inc.                             HCO                DE               NY         11-3722370
           ---------------------------------------------------------------------------------------------------------------------
              Financial Marketing Agency, Inc.                    Operating             OH               OH         31-1465146
              ------------------------------------------------------------------------------------------------------------------
              MONY Brokerage, Inc.                                Operating             DE               PA         22-3015130
              ------------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Ohio, Inc.               Operating             OH               OH         31-1562855
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Alabama, Inc.            Operating             AL               AL         62-1699522
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Texas, Inc.              Operating             TX               TX         74-2861481
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Massachusetts, Inc.      Operating             MA               MA         06-1496443
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of Washington, Inc.         Operating             WA               WA         91-1940542
                 ---------------------------------------------------------------------------------------------------------------
                 MBI Insurance Agency of New Mexico, Inc.         Operating             NM               NM         62-1705422
              ------------------------------------------------------------------------------------------------------------------
              1740 Ventures, Inc.                                 Operating             NY               NY         13-2848244
              ------------------------------------------------------------------------------------------------------------------
              Enterprise Capital Management, Inc.                 Operating             GA               GA         58-1660289
              ------------------------------------------------------------------------------------------------------------------
                 Enterprise Fund Distributors, Inc.               Operating             DE               GA         22-1990598
              ------------------------------------------------------------------------------------------------------------------
              MONY Assets Corp.                                      HCO                NY               NY         13-2662263
              ------------------------------------------------------------------------------------------------------------------
                 MONY Benefits Management Corp.                   Operating             DE               NY         13-3363383
                 ---------------------------------------------------------------------------------------------------------------
              1740 Advisers, Inc.                                 Operating             NY               NY         13-2645490
              ------------------------------------------------------------------------------------------------------------------
              MONY Securities Corporation                         Operating             NY               NY         13-2645488
              ------------------------------------------------------------------------------------------------------------------
                 Trusted Insurance Advisers General
                    Agency Corp.                                  Operating             MN               NY         41-1941465
                 ---------------------------------------------------------------------------------------------------------------
                  Trusted Investment Advisers Corp.               Operating             MN               NY         41-1941464
                 ---------------------------------------------------------------------------------------------------------------

                                                                                Parent's
                                                                  Number of    Percent of
                                                                   Shares      Ownership           Comments
                                                                    Owned      or Control   (e.g., Basis of Control)
                                                                    -----      ----------   ------------------------
AXA Financial, Inc.
-----------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                100.00%
     ------------------------------------------------------------
     MONY Capital Management, Inc.                                              100.00%
     ------------------------------------------------------------
     MONY Asset Management, Inc.                                                100.00%
     ------------------------------------------------------------
     AXA Equitable Financial Services, LLC
        (Note 2)
     ------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ---------------------------------------------------------
        MONY Life Insurance Company *                                           100.00%
        ---------------------------------------------------------
           MONY International Holdings, LLC                                     100.00%
           ------------------------------------------------------
              MONY International Life Insurance Co.
                 Seguros de Vida S.A.*                                          100.00%
              ---------------------------------------------------
              MONY Financial Resources of the Americas
                 Limited                                                         99.00%
              ---------------------------------------------------
              MBT, Ltd.                                                         100.00%
              ---------------------------------------------------
                 MONY Consultoria e Corretagem de
                    Seguros Ltda.                                                99.00%
                 ------------------------------------------------
                 MONY Life Insurance Company of the
                    Americas, Ltd.*                                             100.00%
           ------------------------------------------------------
           MONY Life Insurance Company of America*                              100.00%
           ------------------------------------------------------
           U.S. Financial Life Insurance Company *                   405,000    100.00%
           ------------------------------------------------------
           MONY Financial Services, Inc.                               1,000    100.00%
           ------------------------------------------------------
              Financial Marketing Agency, Inc.                            99     99.00%
              ---------------------------------------------------
              MONY Brokerage, Inc.                                     1,500    100.00%
              ---------------------------------------------------
                 MBI Insurance Agency of Ohio, Inc.                        5    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Alabama, Inc.                     1    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Texas, Inc.                      10    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Massachusetts, Inc.               5    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of Washington, Inc.                  1    100.00%
                 ------------------------------------------------
                 MBI Insurance Agency of New Mexico, Inc.                  1    100.00%
              ---------------------------------------------------
              1740 Ventures, Inc.                                      1,000    100.00%
              ---------------------------------------------------
              Enterprise Capital Management, Inc.                        500    100.00%
              ---------------------------------------------------
                 Enterprise Fund Distributors, Inc.                    1,000    100.00%
              ---------------------------------------------------
              MONY Assets Corp.                                      200,000    100.00%
              ---------------------------------------------------
                 MONY Benefits Management Corp.                        9,000    100.00%
                 ------------------------------------------------
              1740 Advisers, Inc.                                     14,600    100.00%
              ---------------------------------------------------
              MONY Securities Corporation                              7,550    100.00%
              ---------------------------------------------------
                 Trusted Insurance Advisers General
                    Agency Corp.                                       1,000    100.00%
                 ------------------------------------------------
                  Trusted Investment Advisers Corp.                        1    100.00%
                 ------------------------------------------------


-  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-  As of February 2005, MONY Realty Partners, Inc. was dissolved
- MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
- MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
- Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
-  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
-  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
-  As of August 31, 2006, Sagamore Financial LLC was dissolved
-  MONY Benefits Service Corp. was sold on January 26, 2007.
- As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-  MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

Item 29. Indemnification

         (a) Indemnification of Officers and Directors

         The by-laws of the AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

             7.4  Indemnification of Directors, Officers and Employees.

             (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                    (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                   (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                  (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

             (b) To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726: Insurance Law ss.1216).

         The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Zurich Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b) Indemnification of Principal Underwriter

         To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC. and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC. and AXA Advisors, LLC.

         (c) Undertaking

         Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America are the principal underwriters for Separate Accounts 49, 301, FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for Separate Accounts 45, A and I, and MONY's Variable Account S and Keynote. The principal business address of both AXA Advisors, LLC and AXA Distributors, LLC, is 1290 Avenue of the Americas, NY, NY 10104.

     (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Director and Senior Vice President

*Andrew J. McMahon                    Chairman of the Board and Director

*Christine Nigro                      President and Director

*Richard S. Dziadzio                  Director

*Barbara Goodstein                    Director

*James A. Shepherdson                 Director

*William Degnan                       Senior Vice President

Jeffrey Green                         Senior Vice President
4251 Crums Mill Road
Harrisburg, PA 17112

*Kevin R. Byrne                       Executive Vice President and Treasurer

*Mark D. Godofsky                     Senior Vice President and Controller

*Patricia Roy                         Chief Compliance Officer

*Philip Pescatore                     Chief Risk Officer

*Mary Beth Farrell                    Director and Vice Chairman

*Camille Joseph Varlack               Assistant Vice President,
                                      Secretary and Counsel

*Francesca Divone                     Assistant Secretary


(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA DISTRIBUTORS, LLC)
----------------                      --------------------------------------

*James A. Shepherdson                 Director and Chairman of the Board,
                                      President and Chief Executive Officer

*Philip Meserve                       Director and Executive Vice President of
                                      Business Development

*William Miller, Jr.                  Director, Executive Vice President and
                                      Chief Sales Officer

*Michael Gregg                        Executive Vice President

*Gary Hirschkron                      Executive Vice President

*Mitchell Waters                      Senior Vice President and National Sales
                                      Manager

*Michael McCarthy                     Senior Vice President and National Sales
                                      Manager

*Kirby Noel                           Senior Vice President and National Sales
                                      Manager

*Joanne Petrini-Smith                 Executive Vice President

*Lee Small                            Senior Vice President and
                                      National Sales Manager

*Anthea Perkinson                     Senior Vice President and National
                                      Accounts Director, Financial Institutions

*Nelida Garcia                        Senior Vice President

*Kevin Dolan                          Senior Vice President

*Eric Retzlaff                        Senior Vice President

*Eric Alstrin                         Senior Vice President

*Daniel Faller                        Senior Vice President

*Peter Golden                         Senior Vice President

*David Kahal                          Senior Vice President

*Kevin Kennedy                        Senior Vice President

*Diana Keary                          Senior Vice President

*Harvey Fladeland                     Senior Vice President

*John Leffew                          Senior Vice President

*Andrew Marrone                       Senior Vice President

*Mitchel Melum                        Senior Vice President

*Ted Repass                           Senior Vice President

*Jeff Pawliger                        Senior Vice President

*Marian Sole                          Senior Vice President

*Mark Teitelbaum                      Senior Vice President

*Mark Totten                          Senior Vice President

*Mary Toumpas                         Senior Vice President

*Nicholas Volpe                       Senior Vice President

*Camille Joseph Varlack               Assistant Vice President, Secretary
                                      and Counsel

*Ronald R. Quist                      Vice President and Treasurer


*Nicholas Gismondi                    Vice President and Chief Financial Officer

*Gregory Lashinsky                    Assistant Vice President - Financial
                                      Operations Principal

*Francesca Divone                     Assistant Secretary

         (c) The information under "Distribution of the policies" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 31. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable at 1290 Avenue of the Americas, New York,
New York 10104, 135 West 50th Street, New York, NY 10020, and 200 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, MO 64105.

Item 32. Management Services

         Not applicable.

Item 33. Representation Regarding Reasonableness of Aggregate Policy Fees and Charges

         AXA Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Policies.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 22nd day of April, 2009.

                                     SEPARATE ACCOUNT FP OF AXA EQUITABLE
                                     LIFE INSURANCE COMPANY (REGISTRANT)

                                     By:   AXA EQUITABLE LIFE INSURANCE COMPANY
                                                 (DEPOSITOR)

                                     By:   /s/ Dodie Kent
                                           ------------------------------
                                              (Dodie Kent)
                                               Vice President and Associate
                                               General Counsel

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 22nd day of April, 2009.

                                            AXA EQUITABLE LIFE INSURANCE COMPANY
                                            (DEPOSITOR)

                                            By:  /s/  Dodie Kent
                                                --------------------------------
                                                     (Dodie Kent)
                                                      Vice President and
                                                      Associate General Counsel

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                          Executive Vice President and Chief
                                           Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and
                                           Chief Accounting Officer

*DIRECTORS:

Christopher M. Condron         Mary R. (Nina) Henderson        Joseph H. Moglia
Henri de Castries              James F. Higgins                Ezra Suleiman
Denis Duverne                  Peter S. Kraus                  Lorie A. Slutsky
Charlynn Goins                 Scott D. Miller                 Peter J. Tobin
Anthony Hamilton


*By:  /s/ Dodie Kent
     -----------------------
          (Dodie Kent)
          Attorney-in-Fact
          April 22, 2009

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                                                     DOCUMENT TAG
----------                                                      ------------
26.(k)            Opinion of Consent of Dodie Kent              Ex-99.26k

26.(l)(i)         Opinion of Consent of Brian Lessing           Ex-99.26li

26.(m)(i)         Sample Calculation for Illustrations          Ex-99.26mi

26.(n)(i)(a)      Consent of PricewaterhouseCoopers LLP         Ex-99.26nia

26.(n)(b)         Powers of Attorney                            Ex-99.26nb